UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05962

Name of Registrant:	Vanguard Variable Insurance Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022—December 31, 2022

Item 1: Reports to Shareholders

Annual Report   |   December 31, 2022
Vanguard Variable Insurance Funds
Balanced Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisor's Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The Balanced Portfolio returned –14.30%, ahead of the –16.64% return of its composite benchmark.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which weighed on bond prices and increased fears of recession.
•	Equity returns were negative across all portfolio sectors except energy and utilities. Even so, poor selection in energy detracted most from the portfolio’s benchmark-relative performance. Consumer discretionary stocks, buoyed by strong selection, made the largest contribution.
•	Bond returns also fell, driven in part by security selection in investment-grade credit and overweighting of securitized sectors.
•	Over the decade ended December 31, the portfolio’s average annual return slightly lagged the 8.81% return of its composite benchmark.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take insurance-related expenses into account.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

Advisor’s Report
The Balanced Portfolio returned –14.30% for the 12 months ended December 31, 2022, outperforming the –16.64% return of its blended benchmark (a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds). The stock and bond portions of the portfolio outperformed their benchmarks, the Standard & Poor’s 500 Index and the Bloomberg U.S. Credit A or Better Bond Index, respectively.
The investment environment
Stock markets in the United States and abroad posted negative results for the year. The S&P 500 Index returned –18.11%, the MSCI World Index returned –17.73%, and the MSCI EAFE Index returned –14.45%.
Amid rising geopolitical instability, tighter monetary policy to address accelerating inflation, and fears about the global economic growth outlook, volatility rose sharply during the first quarter of 2022. Russia’s large-scale military attack on Ukraine forced more than 4 million people to flee Ukraine as fighting intensified and living conditions deteriorated rapidly in many cities. Prices for natural gas, select grains, and metals surged, and Brent crude oil prices topped $100 per barrel amid expectations that economic sanctions would cripple Russian energy exports and restrict supplies of key commodities.
Risk sentiment plunged in the second quarter as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, rising interest rates, and constrained supply chains. Inflation remained elevated globally and energy prices continued to rise. These challenges continued into the third quarter, with the U.S. Federal Reserve hiking interest rates to rein in decades-high inflation. During the fourth quarter, stocks rallied and investor sentiment improved after softer-than-expected inflation in the U.S. and Europe fueled hopes that the Fed and the European Central Bank would begin to taper their pace of rate hikes. That triggered significant declines in U.S. Treasury yields and the U.S. dollar.
For the full year, broad fixed income markets largely generated negative total returns, driven by rising U.S. Treasury yields. Government bond yields moved sharply higher following ongoing monetary policy tightening intentions in response to persistent inflation pressures. U.S. labor market strength persisted while housing market resilience was tested by surging mortgage rates, lack of inventory, and home price appreciation. Central banks across most developed markets indicated their hawkish intentions and expressed a willingness to keep policy in restrictive territory, even in the face of slower growth and weaker labor markets. The Bloomberg U.S. Aggregate Bond Index returned –13.01% during the 12 months, outperforming the higher-quality credit market as represented by the Bloomberg U.S. Credit A or Better Bond Index, which returned –14.64%. The yield on the 10-year U.S. Treasury note rose 236 basis points, ending the period at 3.87%. (A basis point is one hundredth of a percentage point.)
Our successes
In the stock portfolio, sector allocation contributed most to relative performance, driven by an underweight allocation to information technology and overweight allocations to health care and financials. Strong security selection in consumer discretionary, utilities, and industrials also contributed to relative performance. Strong individual contributors to investment performance were positions in Shell, Progressive, and Charles Schwab. Not holding certain stocks, most notably Tesla and NVIDIA, also helped relative returns.
In the fixed income portfolio, relative results benefited from duration and yield curve positioning, an underweight allocation to the 1- and 30-year portion of the yield curve as yields rose. An underweight allocation to credit spread duration also contributed.
Our shortfalls
In the stock portfolio, weak selection in the energy, communication services, and consumer staples sectors detracted from relative performance. Underweight allocations to materials and real estate and an overweight allocation to consumer discretionary stocks also dampened results. Top detractors included Meta Platforms and Marvell Tech. Not holding Exxon Mobil, Chevron, and Merck also detracted from relative returns.
In the fixed income portfolio, underperformance was primarily driven by security selection. Selection within investment-grade corporate bonds, particularly within financials (banking issuers) and industrials (consumer non-cyclical, technology, and communications) detracted most. Within non-corporate credit, security selection within taxable municipals (particularly revenue bonds) held back relative results.
An out-of-benchmark allocation to securitized sectors also detracted from relative returns, including agency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).
Portfolio positioning
The range of potential outcomes is wide for the global economy and, therefore, for asset markets. On one hand, financial conditions have tightened considerably, causing economic growth to slow and inflation to begin to moderate. On the other hand, consumer spending and corporate earnings remain robust and have not yet experienced the significant slowdown central bankers are trying to engineer. We monitor the macro environment closely and direct most of our research efforts to company-specific analysis where we believe our most differentiated insights are likely to lie. Our focus remains on companies that can deliver resilient results across economic and market environments and on stock prices that trade at moderate valuations.
2

Over the year, we initiated new positions in ConocoPhilips, Honeywell, Glencore, and 15 other businesses. ConocoPhilips is a low-cost producer of oil and gas globally. We prefer Conoco over Total because of its U.S. domicile, where the risk of windfall tax and/or disruption around the Russia/Ukraine war is lower. Honeywell is a well-managed industrial conglomerate with concentrations in aerospace and building controls. We believe their long-term growth prospects are not fully reflected in its current valuation. Glencore is a low-cost producer of a range of metals, many of which will be necessary in the global energy transition away from combustible engine vehicles. We believe the supply side of metals production will remain constrained causing sustainably high metals prices.
Our largest sector overweights are to health care, consumer discretionary, and industrials. Conversely, our largest sector underweights are information technology, communication services, and real estate.
We remain committed to our investment philosophy and process to construct a portfolio of resilient businesses at reasonable valuations run by management teams that are likely to make value-enhancing decisions over the long-term. Our goal is for the portfolio to deliver a superior rate of economic growth over the long term and downside protection during difficult economic and market environments.
On the fixed income side, we maintain a modestly defensive stance in the portfolio. Market volatility has remained elevated because of sustained inflation pressures, the Fed engaging in an aggressive tightening agenda, continued COVID-19 impacts, and ongoing geopolitical risks. The Fed’s hawkish stance at a time of slowing growth has pushed the recession narrative to the market’s forefront, and the rapid pace of tightening by other central banks has raised concerns of global economic slowdown. The Treasury yield curve is reflective of recessionary expectations. During the 12-month period, the Fed responded to sustained inflation pressures with hawkish messaging in conjunction with an aggressive tightening agenda and the start of quantitative tightening. While the substantially higher interest rate environment and growing growth concerns are likely to provide support for fixed income assets and greater downside protection going forward, we maintained a modest short duration position at year-end in light of recent interest rate volatility.
The fixed income portfolio maintains an out-of-benchmark allocation to U.S. governments and agency MBS as our liquidity buffer, which should provide downside protection for shareholders if the economic cycle or the equity portfolio takes an unfavorable turn. Although major central banks, including the Fed, will likely slow the pace of interest rate hikes from here, we expect they will continue to tighten in the near term and for interest rates to remain restrictive into a cyclical downturn, potentially resulting in global liquidity continuing to be drained. Given tight valuations and continued tail risks to markets, we maintain a robust liquidity profile using cash, U.S. government securities, and agency MBS.
The portfolio also holds out-of-benchmark allocations to the high-quality securitized sectors, such as traditional asset-backed securities, commercial mortgage-backed securities, and very modestly to collateral loan obligations and non-agency residential mortgages. We are more cautious on certain securitized sectors, and this has been an area of reduced exposure during the period as the portfolio has focused on more liquid areas of the fixed income markets.
Investment-grade credit fundamentals are strong but have likely peaked. While financial conditions have tightened meaningfully in 2022, we believe their impacts are only beginning to be felt. Corporate fundamentals have surprised to the upside in the past year, but they are likely to deteriorate in the quarters ahead as sustained inflation pressures margins and as demand possibly wanes. We expect the evolving macroeconomic landscape will result in more fundamental and performance dispersion, which should create better security selection opportunities. Our primary focus on fundamentals will be the impact of persistent cost inflation (particularly labor) on free-cash-flow generation. We have reduced exposure to more cyclical issuers that we feel will have difficulty generating positive free cash flow in a recessionary environment and to issuers operating with more levered balance sheets that will be more substantially impacted by higher borrowing costs. We have also been more cautious on companies that are mostly directly exposed to commodity cost inflation. From a sector perspective, we have increased our positions in the utility sector and some parts of the insurance sector where we view valuations as attractive. In terms of non-corporate credit, we remain positive on taxable municipals, as we think this sector still provides diversification and a broad selection of high-quality issuers that have benefited from fiscal support, although the ongoing operational headwinds make us more cautious on the not-for-profit hospital sector. In terms of quality, we have reduced our exposure to the BBB-rated cohort of our market and remain focused on investing in companies with defensive operating profiles and balance sheets that will be able to weather a more difficult operating environment in 2023.
We continue to be disciplined in our application of our investment process, which allows us to create a balanced portfolio that we believe should perform well in a variety of environments. We remain focused on long-term, low-turnover investing—features that we believe will serve the portfolio’s shareholders well over time.
Portfolio Managers:
Daniel J. Pozen,
Senior Managing Director and
Equity Portfolio Manager
Loren L. Moran, CFA,
Senior Managing Director and
Fixed Income Portfolio Manager
Wellington Management Company LLP
January 18, 2023
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2022
Balanced Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,021.20	$1.07
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.15	1.07
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.21%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

Balanced Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Balanced Portfolio	-14.30%	5.96%	8.41%	$22,418
Composite Stock/Bond Index	-16.64	6.43	8.81	23,256
Dow Jones U.S. Total Stock Market Float Adjusted Index	-19.53	8.65	12.03	31,151
Composite Stock/Bond Index: Weighted 65% S&P 500 Index and 35% Bloomberg U.S. Credit A or Better Bond Index
See Financial Highlights for dividend and capital gains information.
5

Balanced Portfolio
Portfolio Allocation
As of December 31, 2022
Asset-Backed/Commercial Mortgage-Backed Securities	0.8%
Common Stocks	66.0
Corporate Bonds	22.5
Sovereign Bonds	0.3
Taxable Municipal Bonds	1.5
U.S. Government and Agency Obligations	8.9
The table reflects the portfolio’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
6

Balanced Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (65.4%)
Communication Services (3.8%)
*	Alphabet Inc. Class A	775,904	68,458
*	Meta Platforms Inc. Class A	253,329	30,486
	Electronic Arts Inc.	161,764	19,764
			118,708
Consumer Discretionary (7.8%)
	McDonald's Corp.	163,397	43,060
*	Amazon.com Inc.	506,205	42,521
	TJX Cos. Inc.	460,480	36,654
	Starbucks Corp.	358,503	35,564
	Home Depot Inc.	93,712	29,600
	NIKE Inc. Class B	112,453	13,158
	Dollar General Corp.	48,539	11,953
	Lennar Corp. Class A	105,624	9,559
*	Coupang Inc.	509,163	7,490
	DR Horton Inc.	81,606	7,274
	Ross Stores Inc.	55,822	6,479
			243,312
Consumer Staples (4.9%)
	Coca-Cola Co.	789,008	50,189
	Procter & Gamble Co.	297,552	45,097
	Sysco Corp.	495,275	37,864
	Nestle SA (Registered)	188,244	21,744
			154,894
Energy (3.5%)
	Shell plc	1,388,883	39,385
	ConocoPhillips	271,586	32,047
	Cenovus Energy Inc.	620,392	12,042
	Pioneer Natural Resources Co.	30,536	6,974
	Chesapeake Energy Corp.	54,394	5,133
	Coterra Energy Inc.	202,600	4,978
	EQT Corp.	143,327	4,849
	EOG Resources Inc.	19,673	2,548
	Shell plc (XLON)	62,733	1,769
			109,725
Financials (8.3%)
	Charles Schwab Corp.	1,091,519	90,880
	Progressive Corp.	380,724	49,384
	JPMorgan Chase & Co.	209,185	28,052
	Morgan Stanley	317,825	27,021
	BlackRock Inc.	26,314	18,647
	S&P Global Inc.	54,931	18,399
	American Express Co.	80,279	11,861
	Goldman Sachs Group Inc.	34,185	11,738
	Blackstone Inc.	70,763	5,250
			261,232
Health Care (12.2%)
	UnitedHealth Group Inc.	103,263	54,748
	HCA Healthcare Inc.	200,401	48,088
	Pfizer Inc.	892,927	45,754
	Humana Inc.	81,519	41,753
	AstraZeneca plc ADR	578,045	39,192
	Elevance Health Inc.	74,920	38,432
		Shares	Market Value• ($000)
	Novartis AG (Registered)	409,475	37,056
	Becton Dickinson and Co.	130,894	33,286
	Danaher Corp.	72,605	19,271
	Johnson & Johnson	51,146	9,035
	Baxter International Inc.	168,138	8,570
	Zoetis Inc.	55,020	8,063
			383,248
Industrials (6.9%)
	Raytheon Technologies Corp.	341,597	34,474
	Honeywell International Inc.	150,655	32,285
	Deere & Co.	69,884	29,964
	Johnson Controls International plc	445,294	28,499
	Illinois Tool Works Inc.	112,643	24,815
	Northrop Grumman Corp.	44,136	24,081
	Fortive Corp.	342,258	21,990
	Parker-Hannifin Corp.	62,653	18,232
	Schneider Electric SE	21,158	2,971
			217,311
Information Technology (12.5%)
	Microsoft Corp.	575,922	138,118
	Apple Inc.	532,220	69,151
	Texas Instruments Inc.	262,590	43,385
	Mastercard Inc. Class A	75,326	26,193
	Visa Inc. Class A	121,468	25,236
	Global Payments Inc.	175,443	17,425
	Accenture plc Class A	63,201	16,865
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	221,780	16,521
*	Salesforce Inc.	80,845	10,719
	Fidelity National Information Services Inc.	120,101	8,149
	Intel Corp.	306,414	8,099
	KLA Corp.	19,519	7,359
	Marvell Technology Inc.	166,478	6,166
			393,386
Materials (1.3%)
	Glencore plc	4,348,978	29,002
	Anglo American plc	327,415	12,821
			41,823
Real Estate (1.3%)
	Welltower Inc.	204,795	13,424
	American Tower Corp.	57,154	12,109
	VICI Properties Inc.	259,482	8,407
	Prologis Inc.	52,535	5,922
			39,862
Utilities (2.9%)
	Duke Energy Corp.	347,707	35,810
	Exelon Corp.	814,415	35,207
	Constellation Energy Corp.	201,302	17,354
	Shares	Market Value• ($000)
American Electric Power Co. Inc.	21,355	2,028
		90,399
Total Common Stocks (Cost $1,663,491)		2,053,900
7

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (8.8%)
U.S. Government Securities (8.0%)
	United States Treasury Note/Bond	0.250%	5/15/24	800	753
	United States Treasury Note/Bond	1.750%	6/30/24	9,215	8,832
	United States Treasury Note/Bond	0.375%	9/15/24	1,200	1,118
	United States Treasury Note/Bond	4.250%	9/30/24	5,600	5,571
[1]	United States Treasury Note/Bond	0.625%	10/15/24	21,375	19,956
	United States Treasury Note/Bond	1.500%	10/31/24	3,350	3,173
	United States Treasury Note/Bond	4.375%	10/31/24	7,020	6,999
	United States Treasury Note/Bond	0.750%	11/15/24	750	700
	United States Treasury Note/Bond	4.500%	11/30/24	6,700	6,701
	United States Treasury Note/Bond	1.000%	12/15/24	5,350	5,006
	United States Treasury Note/Bond	1.125%	1/15/25	8,600	8,045
	United States Treasury Note/Bond	1.125%	2/28/25	6,395	5,968
	United States Treasury Note/Bond	1.750%	3/15/25	9,980	9,426
	United States Treasury Note/Bond	2.625%	4/15/25	10,390	9,995
	United States Treasury Note/Bond	0.250%	5/31/25	4,850	4,400
	United States Treasury Note/Bond	0.250%	7/31/25	5,655	5,102
	United States Treasury Note/Bond	3.125%	8/15/25	18,000	17,474
	United States Treasury Note/Bond	0.250%	8/31/25	4,800	4,315
	United States Treasury Note/Bond	3.500%	9/15/25	3,760	3,684
	United States Treasury Note/Bond	4.250%	10/15/25	2,800	2,798
	United States Treasury Note/Bond	0.250%	10/31/25	22,365	19,996
	United States Treasury Note/Bond	0.375%	12/31/25	890	795
	United States Treasury Note/Bond	0.375%	1/31/26	7,010	6,234
	United States Treasury Note/Bond	0.500%	2/28/26	2,100	1,871
	United States Treasury Note/Bond	0.750%	3/31/26	1,350	1,210
	United States Treasury Note/Bond	2.500%	3/31/27	4,664	4,376
	United States Treasury Note/Bond	2.750%	7/31/27	11,552	10,927
	United States Treasury Note/Bond	3.125%	8/31/27	650	625
	United States Treasury Note/Bond	4.125%	9/30/27	13,477	13,524
	United States Treasury Note/Bond	4.125%	10/31/27	10,200	10,235
	United States Treasury Note/Bond	3.875%	11/30/27	2,400	2,386
	United States Treasury Note/Bond	3.875%	9/30/29	744	738
	United States Treasury Note/Bond	4.000%	10/31/29	5,000	5,001
	United States Treasury Note/Bond	2.750%	8/15/32	1,224	1,114
	United States Treasury Note/Bond	4.125%	11/15/32	2,850	2,907
	United States Treasury Note/Bond	2.000%	11/15/41	20,500	14,654
	United States Treasury Note/Bond	2.375%	2/15/42	865	660
	United States Treasury Note/Bond	3.250%	5/15/42	785	688
	United States Treasury Note/Bond	3.375%	8/15/42	20,134	18,001
	United States Treasury Note/Bond	4.000%	11/15/42	4,249	4,164
	United States Treasury Note/Bond	2.875%	5/15/52	703	565
	United States Treasury Note/Bond	3.000%	8/15/52	909	752
	United States Treasury Note/Bond	4.000%	11/15/52	210	211
					251,650
Conventional Mortgage-Backed Securities (0.7%)
[2,3]	Fannie Mae Pool	1.770%	1/1/36	543	414
[2,3]	Freddie Mac Gold Pool	4.000%	9/1/41	2	2
[2]	Ginnie Mae I Pool	7.000%	11/15/31 - 11/15/33	29	29
[2]	Ginnie Mae I Pool	8.000%	9/15/30	27	27
[2,3]	UMBS Pool	2.500%	4/1/37 - 4/1/38	706	618
[2,3,4]	UMBS Pool	3.500%	2/25/49	2,675	2,435
[2,3,4]	UMBS Pool	4.000%	1/12/53	10,320	9,699
[2,3]	UMBS Pool	4.500%	5/1/52 - 11/1/52	3,923	3,790
[2,3,4]	UMBS Pool	5.000%	1/12/53	4,830	4,763
					21,777
Nonconventional Mortgage-Backed Securities (0.1%)
[2,3]	Fannie Mae REMICS	1.500%	8/25/41	90	84
[2,3]	Fannie Mae REMICS	1.700%	6/25/43	44	42
[2,3]	Fannie Mae REMICS	2.000%	6/25/44	17	16
[2,3]	Fannie Mae REMICS	2.500%	8/25/46	439	339
[2,3]	Fannie Mae REMICS	3.000%	12/25/39 - 9/25/57	1,237	1,106
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,3]	Fannie Mae REMICS	3.500%	4/25/31 - 11/25/57	2,054	1,944
[2,3]	Fannie Mae REMICS	4.000%	7/25/53	70	68
[2,3]	Freddie Mac REMICS	3.000%	6/15/44 - 7/15/45	290	254
[2,3]	Freddie Mac REMICS	3.500%	3/15/31 - 10/15/45	257	236
[2,3]	Freddie Mac REMICS	4.000%	12/15/30 - 2/15/31	117	114
[2]	Ginnie Mae	1.700%	10/20/45	23	23
					4,226
Total U.S. Government and Agency Obligations (Cost $296,687)					277,653
Asset-Backed/Commercial Mortgage-Backed Securities (0.8%)
[2,5]	Aaset Trust Class A Series 2019-1	3.844%	5/15/39	218	142
[2,5]	Affirm Asset Securitization Trust Class A Series 2021-B	1.030%	8/17/26	510	485
[2,5]	Affirm Asset Securitization Trust Class A Series 2021-Z1	1.070%	8/15/25	186	179
[2,5]	Affirm Asset Securitization Trust Class A Series 2021-Z2	1.170%	11/16/26	273	261
[2,5]	Aligned Data Centers Issuer LLC Class A2 Series 2021-1A	1.937%	8/15/46	1,260	1,077
[2,5]	American Tower Trust #1 Class 2A Series 13	3.070%	3/15/48	1,100	1,094
[2,5,6]	Angel Oak Mortgage Trust Class A1 Series 2019-5	2.593%	10/25/49	69	67
[2,5,6]	Angel Oak Mortgage Trust Class A1 Series 2019-6	2.620%	11/25/59	159	153
[2,5,6]	Angel Oak Mortgage Trust Class A1 Series 2021-6	1.458%	9/25/66	711	564
[2,5,6]	Angel Oak Mortgage Trust I LLC Class A1 Series 2019-4	2.993%	7/26/49	17	17
[2,5,6]	BX Commercial Mortgage Trust Class A Series 2021-VOLT, 1M USD LIBOR + 0.700%	5.018%	9/15/36	870	837
[2,5,6]	BX Trust Class A Series 2021-ARIA, 1M USD LIBOR + 0.899%	5.217%	10/15/36	425	404
[2,5,6]	BXHPP Trust Class A Series 2021-FILM, 1M USD LIBOR + 0.650%	4.968%	8/15/36	440	415
[2,5,6]	BXHPP Trust Class B Series 2021-FILM, 1M USD LIBOR + 0.900%	5.128%	8/15/36	95	90
[2,5]	Castlelake Aircraft Structured Trust Class A Series 2019-1A	3.967%	4/15/39	544	459
[2,5]	CF Hippolyta LLC Class A1 Series 2021-A1	1.530%	3/15/61	712	614
[2,5]	DB Master Finance LLC Class A2II Series 2019-1A	4.021%	5/20/49	392	362
[2,5]	Domino's Pizza Master Issuer LLC Class A2I Series 2021-1A	2.662%	4/25/51	266	222
[2,5]	Domino's Pizza Master Issuer LLC Class A2II Series 2021-1A	3.151%	4/25/51	734	585
[2,5]	Enterprise Fleet Financing LLC Class A2 Series 2019-2	2.290%	2/20/25	15	15
[2,5]	Enterprise Fleet Financing LLC Class A2 Series 2019-3	2.060%	5/20/25	18	18
[2,3,6]	Fannie Mae Connecticut Avenue Securities Class 2M2 Series 2016-C03, 1M USD LIBOR + 5.900%	10.289%	10/25/28	86	89
[2,3]	FHLMC Multifamily Structured Pass Through Certificates Class A3 Series K-1512	3.059%	4/25/34	300	253
[2,5]	FirstKey Homes Trust Class A Series 2021-SFR1	1.538%	8/17/38	1,872	1,611
[2,3]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1521	2.184%	8/25/36	495	375
[2,3]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K1513	2.797%	8/25/34	300	248

8

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,5]	Home Partners of America Trust Class A Series 2021-2	1.901%	12/17/26	1,027	880
[2,5]	Horizon Aircraft Finance II Ltd. Class A Series 2019-1	3.721%	7/15/39	266	209
[2,5]	Horizon Aircraft Finance III Ltd. Class A Series 2019-2	3.425%	11/15/39	289	223
[2,5,6]	Life Mortgage Trust Class A Series 2021-BMR, 1M USD LIBOR + 0.700%	5.018%	3/15/38	290	281
[2,5]	MACH 1 Cayman Ltd. Class A Series 2019-1	3.474%	10/15/39	265	214
[2,5,6]	Madison Park Funding XIII Ltd. Class AR2 Series 2014-13A, 3M USD LIBOR + 0.950%	5.177%	4/19/30	878	868
[2,5,6]	Magnetite VII Ltd. Class A1R2 Series 2012-7A, 3M USD LIBOR + 0.800%	4.879%	1/15/28	1,460	1,444
[2,5]	MAPS Ltd. Class A Series 2019-1A	4.458%	3/15/44	133	117
[2,5]	Mercury Financial Credit Card Master Trust Class A Series 2021-1A	1.540%	3/20/26	1,005	958
[2,5]	New Economy Assets Phase 1 Sponsor LLC Class A1 Series 2021-1	1.910%	10/20/61	2,875	2,429
[2,5]	New Economy Assets Phase 1 Sponsor LLC Class B1 Series 2021-1	2.410%	10/20/61	300	246
[2,5]	OneMain Direct Auto Receivables Trust Class A Series 2021-1A	0.870%	7/14/28	875	806
[2,3]	Seasoned Credit Risk Transfer Trust Class MA Series 2019-3	3.500%	10/25/58	730	703
[2,5,6]	SFAVE Commercial Mortgage Securities Trust Class A2B Series 2015-5AVE	4.144%	1/5/43	700	494
[2,5]	SoFi Professional Loan Program Trust Class AFX Series 2021-B	1.140%	2/15/47	468	364
[2,5]	START Ireland Class A Series 2019-1	4.089%	3/15/44	285	244
[2,5,6]	Symphony CLO XIV Ltd. Class AR Series 2014-14A, 3M USD LIBOR + 0.950%	4.961%	7/14/26	43	43
[2,5]	Taco Bell Funding LLC Class A2I Series 2021-1A	1.946%	8/25/51	564	475
[2,5]	Taco Bell Funding LLC Class A2II Series 2021-1A	2.294%	8/25/51	1,040	834
[2,5]	Vantage Data Centers Issuer LLC Class A2 Series 2019-1A	3.188%	7/15/44	314	298
[2,5]	Vantage Data Centers Issuer LLC Class A2 Series 2021-1A	2.165%	10/15/46	1,405	1,208
[2,5]	Vantage Data Centers LLC Class A2 Series 2020-1A	1.645%	9/15/45	855	751
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $28,206)					24,725
Corporate Bonds (22.3%)
Communications (1.4%)
	America Movil SAB de CV	3.625%	4/22/29	780	710
	America Movil SAB de CV	6.125%	3/30/40	390	403
	AT&T Inc.	2.750%	6/1/31	1,305	1,084
	AT&T Inc.	4.300%	12/15/42	205	169
	AT&T Inc.	3.650%	6/1/51	248	175
	AT&T Inc.	3.500%	9/15/53	895	609
	AT&T Inc.	3.850%	6/1/60	747	521
	Comcast Corp.	3.375%	2/15/25	70	68
	Comcast Corp.	3.400%	4/1/30	145	132
	Comcast Corp.	4.250%	1/15/33	1,032	972
	Comcast Corp.	4.200%	8/15/34	730	674
	Comcast Corp.	5.650%	6/15/35	110	115
	Comcast Corp.	4.400%	8/15/35	877	815
	Comcast Corp.	6.500%	11/15/35	24	27
	Comcast Corp.	3.969%	11/1/47	252	202
	Comcast Corp.	4.000%	3/1/48	345	278
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	3.999%	11/1/49	602	479
	Comcast Corp.	2.887%	11/1/51	1,520	984
	Comcast Corp.	2.450%	8/15/52	1,025	606
	Comcast Corp.	4.049%	11/1/52	2,279	1,834
	Comcast Corp.	2.937%	11/1/56	5,619	3,524
	Comcast Corp.	2.650%	8/15/62	615	351
	Comcast Corp.	2.987%	11/1/63	2,321	1,413
[5]	Cox Communications Inc.	3.150%	8/15/24	63	61
[5]	Cox Communications Inc.	4.800%	2/1/35	1,540	1,366
	Discovery Communications LLC	4.125%	5/15/29	125	108
	Discovery Communications LLC	3.625%	5/15/30	505	417
	Discovery Communications LLC	4.000%	9/15/55	537	323
	NBCUniversal Media LLC	4.450%	1/15/43	189	166
[5]	NBN Co. Ltd.	1.625%	1/8/27	760	660
[5]	NBN Co. Ltd.	2.625%	5/5/31	1,105	880
[5]	NBN Co. Ltd.	2.500%	1/8/32	2,179	1,692
[5]	NTT Finance Corp.	1.162%	4/3/26	1,040	920
[5]	NTT Finance Corp.	2.065%	4/3/31	285	228
[5]	Ooredoo International Finance Ltd.	2.625%	4/8/31	725	624
	Orange SA	9.000%	3/1/31	530	648
[5]	SK Telecom Co. Ltd.	3.750%	4/16/23	385	383
[5]	Sky Ltd.	3.750%	9/16/24	1,435	1,401
[2,5]	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC	4.738%	9/20/29	731	722
	Telefonica Emisiones SA	5.213%	3/8/47	490	396
	Telefonica Emisiones SA	5.520%	3/1/49	710	594
	Time Warner Cable Enterprises LLC	8.375%	3/15/23	95	96
	T-Mobile USA Inc.	2.050%	2/15/28	900	774
	T-Mobile USA Inc.	3.875%	4/15/30	1,684	1,529
	T-Mobile USA Inc.	2.550%	2/15/31	575	469
	T-Mobile USA Inc.	2.250%	11/15/31	150	118
	T-Mobile USA Inc.	4.375%	4/15/40	485	416
	T-Mobile USA Inc.	4.500%	4/15/50	710	586
	TWDC Enterprises 18 Corp.	4.375%	8/16/41	133	118
	TWDC Enterprises 18 Corp.	4.125%	6/1/44	95	82
	Verizon Communications Inc.	4.329%	9/21/28	675	650
	Verizon Communications Inc.	2.355%	3/15/32	2,400	1,903
	Verizon Communications Inc.	4.812%	3/15/39	2,406	2,213
	Verizon Communications Inc.	4.750%	11/1/41	190	173
	Verizon Communications Inc.	2.987%	10/30/56	256	157
	Walt Disney Co.	2.000%	9/1/29	2,600	2,183
	Walt Disney Co.	2.650%	1/13/31	385	329
	Walt Disney Co.	3.500%	5/13/40	1,490	1,202
	Walt Disney Co.	4.750%	9/15/44	26	24
	Walt Disney Co.	2.750%	9/1/49	560	371
	Walt Disney Co.	3.600%	1/13/51	3,851	2,953
	Walt Disney Co.	3.800%	5/13/60	485	373
[5]	Warnermedia Holdings Inc.	4.054%	3/15/29	150	130
					44,583
Consumer Discretionary (1.0%)
	Amazon.com Inc.	2.800%	8/22/24	220	213
	Amazon.com Inc.	3.600%	4/13/32	2,300	2,110
	Amazon.com Inc.	4.800%	12/5/34	995	995
	Amazon.com Inc.	4.950%	12/5/44	580	573
	Amazon.com Inc.	3.950%	4/13/52	780	653
	Amazon.com Inc.	4.250%	8/22/57	1,335	1,158
	American Honda Finance Corp.	2.000%	3/24/28	825	713
[5]	BMW US Capital LLC	2.250%	9/15/23	2,500	2,451
[5]	BMW US Capital LLC	0.800%	4/1/24	390	370
[5]	BMW US Capital LLC	1.250%	8/12/26	840	735
[2]	Duke University	2.832%	10/1/55	775	522
	Emory University	2.143%	9/1/30	765	630
[5]	ERAC USA Finance LLC	7.000%	10/15/37	1,150	1,253
[5]	ERAC USA Finance LLC	5.625%	3/15/42	340	321
[5]	ERAC USA Finance LLC	4.500%	2/15/45	1,669	1,366
	General Motors Financial Co. Inc.	3.950%	4/13/24	1,570	1,539
	Georgetown University	4.315%	4/1/49	150	124

9

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Georgetown University	2.943%	4/1/50	295	189
	Home Depot Inc.	3.900%	12/6/28	290	279
	Home Depot Inc.	2.700%	4/15/30	215	188
	Home Depot Inc.	3.250%	4/15/32	370	329
	Home Depot Inc.	4.500%	9/15/32	575	563
	Home Depot Inc.	3.300%	4/15/40	825	658
	Home Depot Inc.	4.400%	3/15/45	780	697
	Home Depot Inc.	4.250%	4/1/46	1,332	1,160
	Home Depot Inc.	4.500%	12/6/48	345	316
	Home Depot Inc.	3.125%	12/15/49	75	54
	Home Depot Inc.	2.375%	3/15/51	70	42
	Home Depot Inc.	2.750%	9/15/51	575	381
	Home Depot Inc.	3.625%	4/15/52	655	512
	Home Depot Inc.	4.950%	9/15/52	1,215	1,174
[5]	Hyundai Capital America	0.800%	4/3/23	2,415	2,387
[5]	Hyundai Capital America	0.875%	6/14/24	1,875	1,750
[5]	Hyundai Capital America	1.650%	9/17/26	1,060	918
[2]	Johns Hopkins University	4.083%	7/1/53	200	168
[2]	Johns Hopkins University	2.813%	1/1/60	180	113
	Lowe's Cos. Inc.	3.100%	5/3/27	767	715
	Lowe's Cos. Inc.	6.500%	3/15/29	334	359
	Lowe's Cos. Inc.	3.750%	4/1/32	185	165
	McDonald's Corp.	3.250%	6/10/24	140	137
	McDonald's Corp.	3.625%	9/1/49	470	358
[2]	Northeastern University	2.894%	10/1/50	225	148
	Thomas Jefferson University	3.847%	11/1/57	690	502
[2]	University of Chicago	2.761%	4/1/45	165	125
	University of Miami	4.063%	4/1/52	440	361
	VF Corp.	2.800%	4/23/27	595	540
	VF Corp.	2.950%	4/23/30	1,320	1,098
					32,112
Consumer Staples (1.0%)
	Altria Group Inc.	4.500%	5/2/43	135	102
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,290	1,216
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	1,995	1,826
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	543	488
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	169	158
	Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	1,369	1,210
	Archer-Daniels-Midland Co.	4.500%	3/15/49	970	885
	BAT Capital Corp.	3.557%	8/15/27	1,875	1,707
[5]	Cargill Inc.	6.875%	5/1/28	645	686
[5]	Cargill Inc.	2.125%	4/23/30	225	185
[5]	Cargill Inc.	4.760%	11/23/45	635	580
[5]	CK Hutchison International 20 Ltd.	3.375%	5/8/50	560	395
[5]	Coca-Cola Europacific Partners plc	0.800%	5/3/24	885	832
	Colgate Palmolive Co.	7.600%	5/19/25	480	511
	Conagra Brands Inc.	4.600%	11/1/25	220	216
	Conagra Brands Inc.	1.375%	11/1/27	345	287
	Conagra Brands Inc.	5.300%	11/1/38	300	284
[5]	Danone SA	2.947%	11/2/26	735	684
	Diageo Capital plc	2.625%	4/29/23	1,230	1,218
	Diageo Capital plc	2.375%	10/24/29	6,156	5,260
	Diageo Capital plc	2.000%	4/29/30	265	218
	Estee Lauder Cos. Inc.	2.375%	12/1/29	370	318
	Hormel Foods Corp.	1.700%	6/3/28	135	117
	Kroger Co.	3.850%	8/1/23	270	268
	Kroger Co.	4.000%	2/1/24	540	533
	McCormick & Co. Inc.	2.500%	4/15/30	135	113
	Molson Coors Beverage Co.	3.000%	7/15/26	1,800	1,671
	PepsiCo Inc.	2.375%	10/6/26	1,945	1,812
	Philip Morris International Inc.	2.625%	3/6/23	1,150	1,145
	Philip Morris International Inc.	3.600%	11/15/23	620	613
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Philip Morris International Inc.	3.375%	8/11/25	424	407
	Philip Morris International Inc.	5.125%	11/17/27	840	848
	Philip Morris International Inc.	5.625%	11/17/29	1,160	1,181
	Philip Morris International Inc.	5.750%	11/17/32	1,470	1,504
	Philip Morris International Inc.	4.875%	11/15/43	145	128
[5]	Sigma Alimentos SA de CV	4.125%	5/2/26	510	484
					30,090
Energy (1.1%)
	BP Capital Markets America Inc.	1.749%	8/10/30	345	275
	BP Capital Markets America Inc.	2.721%	1/12/32	3,210	2,687
	BP Capital Markets America Inc.	2.772%	11/10/50	470	300
	BP Capital Markets America Inc.	2.939%	6/4/51	925	611
	BP Capital Markets America Inc.	3.001%	3/17/52	1,530	1,019
	BP Capital Markets America Inc.	3.379%	2/8/61	370	256
	Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	585	506
	Eastern Gas Transmission & Storage Inc.	4.800%	11/1/43	125	108
	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	1,603	1,317
[5]	EIG Pearl Holdings Sarl	3.545%	8/31/36	1,260	1,058
[5]	EIG Pearl Holdings Sarl	4.387%	11/30/46	470	361
	Energy Transfer LP	5.250%	4/15/29	1,375	1,333
	Energy Transfer LP	5.350%	5/15/45	90	77
	Energy Transfer LP	5.300%	4/15/47	155	130
	Energy Transfer LP	5.400%	10/1/47	20	17
	Enterprise Products Operating LLC	5.100%	2/15/45	280	253
	Enterprise Products Operating LLC	4.250%	2/15/48	730	589
	Enterprise Products Operating LLC	3.700%	1/31/51	170	124
	Enterprise Products Operating LLC	3.300%	2/15/53	750	501
	Equinor ASA	2.450%	1/17/23	382	381
	Equinor ASA	2.650%	1/15/24	360	351
	Equinor ASA	3.700%	3/1/24	640	631
	Equinor ASA	3.250%	11/10/24	655	639
	Equinor ASA	2.875%	4/6/25	140	134
	Equinor ASA	3.125%	4/6/30	2,350	2,113
	Equinor ASA	2.375%	5/22/30	335	285
	Exxon Mobil Corp.	2.726%	3/1/23	320	319
	Exxon Mobil Corp.	3.043%	3/1/26	225	215
	Exxon Mobil Corp.	2.275%	8/16/26	1,070	991
	Exxon Mobil Corp.	2.440%	8/16/29	735	643
	Exxon Mobil Corp.	2.610%	10/15/30	1,055	921
	Exxon Mobil Corp.	4.114%	3/1/46	320	274
[5]	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/34	1,341	1,139
[5]	Galaxy Pipeline Assets Bidco Ltd.	2.940%	9/30/40	1,087	875
[5]	QatarEnergy Trading LLC	2.250%	7/12/31	925	767
[5]	QatarEnergy Trading LLC	3.125%	7/12/41	675	518
[5]	Saudi Arabian Oil Co.	3.500%	4/16/29	630	578
[5]	Schlumberger Holdings Corp.	3.900%	5/17/28	807	754
	Schlumberger Investment SA	3.650%	12/1/23	1,120	1,106
	Shell International Finance BV	4.125%	5/11/35	1,130	1,046
	Shell International Finance BV	5.500%	3/25/40	345	353
	Shell International Finance BV	4.375%	5/11/45	2,500	2,190
	Shell International Finance BV	3.000%	11/26/51	2,255	1,535
	Suncor Energy Inc.	5.950%	12/1/34	500	497
	Total Capital International SA	2.700%	1/25/23	885	884
	Total Capital International SA	3.750%	4/10/24	1,400	1,382
	TransCanada PipeLines Ltd.	4.875%	1/15/26	1,255	1,249
	TransCanada PipeLines Ltd.	4.100%	4/15/30	415	380
					34,672
Financials (9.2%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/28	480	403
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.400%	10/29/33	325	247
[5]	AIA Group Ltd.	3.600%	4/9/29	1,475	1,347
[5]	AIA Group Ltd.	3.375%	4/7/30	370	329
	American International Group Inc.	6.250%	5/1/36	245	259
	American International Group Inc.	4.800%	7/10/45	260	233

10

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American International Group Inc.	4.750%	4/1/48	640	572
	American International Group Inc.	4.375%	6/30/50	375	319
	Ameriprise Financial Inc.	4.500%	5/13/32	335	324
	Aon Corp. / Aon Global Holdings plc	2.850%	5/28/27	550	504
[5]	Athene Global Funding	1.000%	4/16/24	685	641
[5]	Athene Global Funding	1.985%	8/19/28	10	8
[5]	Athene Global Funding	2.717%	1/7/29	980	810
[5]	Australia & New Zealand Banking Group Ltd.	2.570%	11/25/35	685	503
[5]	Aviation Capital Group LLC	1.950%	9/20/26	415	351
	Banco Santander SA	3.125%	2/23/23	800	798
	Banco Santander SA	3.848%	4/12/23	400	398
	Banco Santander SA	1.849%	3/25/26	1,000	888
	Banco Santander SA	2.749%	12/3/30	400	306
	Banco Santander SA	2.958%	3/25/31	200	160
	Bank of America Corp.	3.559%	4/23/27	2,450	2,296
	Bank of America Corp.	3.593%	7/21/28	1,025	944
	Bank of America Corp.	3.419%	12/20/28	512	464
	Bank of America Corp.	4.271%	7/23/29	4,780	4,465
	Bank of America Corp.	3.974%	2/7/30	1,895	1,721
	Bank of America Corp.	3.194%	7/23/30	1,055	908
	Bank of America Corp.	2.496%	2/13/31	1,495	1,215
	Bank of America Corp.	2.572%	10/20/32	490	384
	Bank of America Corp.	4.571%	4/27/33	2,746	2,516
	Bank of America Corp.	3.846%	3/8/37	1,700	1,406
	Bank of America Corp.	5.875%	2/7/42	260	263
	Bank of America Corp.	3.311%	4/22/42	870	640
	Bank of America Corp.	5.000%	1/21/44	1,000	918
	Bank of America Corp.	4.330%	3/15/50	2,235	1,838
	Bank of America Corp.	2.972%	7/21/52	1,225	773
	Bank of New York Mellon Corp.	2.200%	8/16/23	460	452
	Bank of New York Mellon Corp.	3.000%	2/24/25	720	694
	Bank of New York Mellon Corp.	5.834%	10/25/33	404	420
	Bank of Nova Scotia	2.700%	8/3/26	1,825	1,690
	Bank of Nova Scotia	1.950%	2/2/27	360	321
[5]	Banque Federative du Credit Mutuel SA	1.604%	10/4/26	1,000	870
	Barclays plc	3.932%	5/7/25	1,565	1,517
	Barclays plc	2.852%	5/7/26	220	204
	Barclays plc	2.279%	11/24/27	400	347
	Barclays plc	2.667%	3/10/32	1,270	971
	Barclays plc	2.894%	11/24/32	1,300	989
	Barclays plc	3.330%	11/24/42	465	320
[6]	Barclays plc, 3M USD LIBOR + 1.380%	6.024%	5/16/24	1,005	1,003
	Berkshire Hathaway Finance Corp.	2.875%	3/15/32	300	260
	Berkshire Hathaway Inc.	3.125%	3/15/26	715	686
	BlackRock Inc.	2.100%	2/25/32	733	589
[5]	Blackstone Holdings Finance Co. LLC	2.550%	3/30/32	605	470
	BNP Paribas SA	3.250%	3/3/23	190	190
[5]	BNP Paribas SA	3.800%	1/10/24	585	575
[5]	BNP Paribas SA	3.375%	1/9/25	1,775	1,710
[5]	BNP Paribas SA	2.819%	11/19/25	1,335	1,263
[5]	BNP Paribas SA	1.323%	1/13/27	585	511
[5]	BNP Paribas SA	3.500%	11/16/27	2,050	1,879
[5]	BNP Paribas SA	2.591%	1/20/28	885	779
[5]	BNP Paribas SA	2.159%	9/15/29	1,943	1,585
[5]	BNP Paribas SA	2.871%	4/19/32	845	661
[5]	BPCE SA	5.700%	10/22/23	270	268
	BPCE SA	4.000%	4/15/24	775	762
[5]	BPCE SA	5.150%	7/21/24	1,260	1,236
[5]	BPCE SA	3.500%	10/23/27	1,780	1,597
[5]	BPCE SA	2.700%	10/1/29	1,450	1,213
[5]	Brighthouse Financial Global Funding	1.000%	4/12/24	65	61
[5]	Brighthouse Financial Global Funding	1.750%	1/13/25	505	465
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Brighthouse Financial Global Funding	1.550%	5/24/26	525	462
[5]	Brighthouse Financial Global Funding	2.000%	6/28/28	520	430
[5]	Canadian Imperial Bank of Commerce	1.150%	7/8/26	1,005	884
	Capital One Financial Corp.	3.750%	4/24/24	1,305	1,281
	Capital One Financial Corp.	3.200%	2/5/25	760	732
	Charles Schwab Corp.	0.750%	3/18/24	1,350	1,283
	Charles Schwab Corp.	3.200%	3/2/27	545	513
	Charles Schwab Corp.	2.000%	3/20/28	1,100	965
	Charles Schwab Corp.	2.900%	3/3/32	875	744
	Chubb INA Holdings Inc.	3.350%	5/15/24	555	543
	Chubb INA Holdings Inc.	4.350%	11/3/45	800	694
	Citigroup Inc.	0.981%	5/1/25	1,190	1,114
	Citigroup Inc.	1.462%	6/9/27	1,325	1,150
	Citigroup Inc.	3.070%	2/24/28	1,000	902
	Citigroup Inc.	3.520%	10/27/28	1,975	1,799
	Citigroup Inc.	3.878%	1/24/39	1,025	848
	Citigroup Inc.	2.904%	11/3/42	560	390
[5]	CNO Global Funding	1.650%	1/6/25	260	241
[5]	CNO Global Funding	2.650%	1/6/29	370	314
[5]	Commonwealth Bank of Australia	2.688%	3/11/31	2,285	1,757
[5]	Commonwealth Bank of Australia	3.784%	3/14/32	1,927	1,583
[5]	Cooperatieve Rabobank UA	1.106%	2/24/27	1,365	1,189
[5]	Cooperatieve Rabobank UA	4.655%	8/22/28	875	840
[5]	Corebridge Financial Inc.	3.900%	4/5/32	1,810	1,585
[5]	Corebridge Financial Inc.	4.350%	4/5/42	105	86
[5]	Corebridge Financial Inc.	4.400%	4/5/52	315	251
[5]	Credit Agricole SA	3.750%	4/24/23	1,160	1,154
[5]	Credit Agricole SA	3.250%	10/4/24	2,390	2,303
	Credit Suisse Group AG	3.750%	3/26/25	3,470	3,134
[5]	Credit Suisse Group AG	1.305%	2/2/27	545	434
[5]	Credit Suisse Group AG	3.091%	5/14/32	1,195	830
[5]	Credit Suisse Group AG	6.537%	8/12/33	985	865
[5]	Danske Bank A/S	3.875%	9/12/23	1,220	1,204
[5]	Danske Bank A/S	5.375%	1/12/24	795	791
[5]	Danske Bank A/S	1.621%	9/11/26	855	752
[5]	Danske Bank A/S	1.549%	9/10/27	1,605	1,373
[5]	DNB Bank ASA	1.535%	5/25/27	960	836
[5]	DNB Bank ASA	1.605%	3/30/28	1,330	1,125
[5]	Equitable Financial Life Global Funding	1.400%	7/7/25	370	336
[5]	Equitable Financial Life Global Funding	1.300%	7/12/26	825	716
[5]	Equitable Financial Life Global Funding	1.700%	11/12/26	365	320
[5]	Equitable Financial Life Global Funding	1.400%	8/27/27	535	448
[5]	Equitable Financial Life Global Funding	1.800%	3/8/28	870	725
	Fifth Third Bancorp	4.055%	4/25/28	325	309
	Fifth Third Bancorp	4.337%	4/25/33	290	266
	Fifth Third Bank NA	3.850%	3/15/26	830	792
[5]	Five Corners Funding Trust	4.419%	11/15/23	210	208
[5]	GA Global Funding Trust	1.000%	4/8/24	750	703
	Goldman Sachs Group Inc.	3.625%	1/22/23	1,980	1,978
	Goldman Sachs Group Inc.	3.272%	9/29/25	1,205	1,159
	Goldman Sachs Group Inc.	3.500%	11/16/26	2,000	1,879
	Goldman Sachs Group Inc.	3.850%	1/26/27	740	705
	Goldman Sachs Group Inc.	1.431%	3/9/27	2,190	1,916
	Goldman Sachs Group Inc.	1.542%	9/10/27	1,165	1,006
	Goldman Sachs Group Inc.	3.691%	6/5/28	810	752
	Goldman Sachs Group Inc.	3.814%	4/23/29	3,065	2,789
	Goldman Sachs Group Inc.	4.223%	5/1/29	2,630	2,450
	Goldman Sachs Group Inc.	3.800%	3/15/30	40	36
	Goldman Sachs Group Inc.	2.615%	4/22/32	3,130	2,494
	Goldman Sachs Group Inc.	2.383%	7/21/32	1,040	806
	Goldman Sachs Group Inc.	2.650%	10/21/32	625	493
	Goldman Sachs Group Inc.	3.102%	2/24/33	2,541	2,072

11

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Goldman Sachs Group Inc.	6.750%	10/1/37	835	889
[5]	Guardian Life Global Funding	1.250%	5/13/26	205	181
	HSBC Holdings plc	3.600%	5/25/23	1,600	1,591
	HSBC Holdings plc	0.976%	5/24/25	300	278
	HSBC Holdings plc	1.589%	5/24/27	805	694
	HSBC Holdings plc	2.251%	11/22/27	2,165	1,875
	HSBC Holdings plc	4.041%	3/13/28	890	821
	HSBC Holdings plc	7.390%	11/3/28	1,340	1,406
	HSBC Holdings plc	4.583%	6/19/29	1,675	1,540
	HSBC Holdings plc	2.206%	8/17/29	1,440	1,163
	HSBC Holdings plc	2.357%	8/18/31	1,625	1,245
	HSBC Holdings plc	2.804%	5/24/32	1,555	1,200
	HSBC Holdings plc	2.871%	11/22/32	2,125	1,627
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,007
	HSBC Holdings plc	6.100%	1/14/42	375	392
	HSBC Holdings plc	5.250%	3/14/44	440	373
	Huntington National Bank	4.552%	5/17/28	320	309
	ING Groep NV	3.950%	3/29/27	2,695	2,542
	ING Groep NV	1.726%	4/1/27	500	440
	Intercontinental Exchange Inc.	4.000%	9/15/27	3,545	3,425
	Intercontinental Exchange Inc.	4.350%	6/15/29	255	247
	Intercontinental Exchange Inc.	1.850%	9/15/32	180	135
	Intercontinental Exchange Inc.	4.600%	3/15/33	1,140	1,093
	Intercontinental Exchange Inc.	2.650%	9/15/40	170	118
	Intercontinental Exchange Inc.	3.000%	6/15/50	1,010	676
	Intercontinental Exchange Inc.	4.950%	6/15/52	2,135	1,981
	Intercontinental Exchange Inc.	3.000%	9/15/60	850	530
[5]	JAB Holdings BV	2.200%	11/23/30	290	217
[5]	JAB Holdings BV	3.750%	5/28/51	500	296
[5]	JAB Holdings BV	4.500%	4/8/52	860	584
[5]	Jackson National Life Global Funding	1.750%	1/12/25	555	515
	JPMorgan Chase & Co.	3.375%	5/1/23	490	488
	JPMorgan Chase & Co.	3.875%	2/1/24	800	791
	JPMorgan Chase & Co.	3.900%	7/15/25	2,270	2,221
	JPMorgan Chase & Co.	2.069%	6/1/29	740	618
	JPMorgan Chase & Co.	4.452%	12/5/29	2,100	1,974
	JPMorgan Chase & Co.	3.702%	5/6/30	2,525	2,260
	JPMorgan Chase & Co.	4.912%	7/25/33	5,633	5,359
	JPMorgan Chase & Co.	3.109%	4/22/41	835	606
	JPMorgan Chase & Co.	5.400%	1/6/42	750	737
	JPMorgan Chase & Co.	3.157%	4/22/42	560	407
	JPMorgan Chase & Co.	3.964%	11/15/48	6,150	4,815
	JPMorgan Chase & Co.	3.109%	4/22/51	845	561
[5]	Liberty Mutual Group Inc.	4.250%	6/15/23	80	79
[5]	Liberty Mutual Group Inc.	4.569%	2/1/29	280	262
[5]	Liberty Mutual Group Inc.	5.500%	6/15/52	1,709	1,533
	Loews Corp.	2.625%	5/15/23	440	436
[5]	LSEGA Financing plc	1.375%	4/6/26	1,555	1,371
[5]	LSEGA Financing plc	2.000%	4/6/28	630	537
[5]	LSEGA Financing plc	2.500%	4/6/31	1,110	917
[5]	Macquarie Group Ltd.	4.150%	3/27/24	1,375	1,369
[5]	Macquarie Group Ltd.	1.935%	4/14/28	1,245	1,048
[5]	Macquarie Group Ltd.	2.871%	1/14/33	1,740	1,333
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	685	656
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	675	652
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	305	284
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	560	360
[5]	Massachusetts Mutual Life Insurance Co.	7.625%	11/15/23	1,000	1,013
[5]	Massachusetts Mutual Life Insurance Co.	3.200%	12/1/61	590	362
	MetLife Inc.	3.600%	4/10/24	580	570
	MetLife Inc.	4.125%	8/13/42	145	123
	MetLife Inc.	4.875%	11/13/43	530	493
	MetLife Inc.	5.000%	7/15/52	387	371
[5]	Metropolitan Life Global Funding I	3.450%	12/18/26	640	599
[5]	Metropolitan Life Global Funding I	4.400%	6/30/27	300	291
[5]	Metropolitan Life Global Funding I	3.000%	9/19/27	1,165	1,058
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Metropolitan Life Global Funding I	4.300%	8/25/29	440	417
[5]	Metropolitan Life Global Funding I	2.400%	1/11/32	1,410	1,137
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/28	815	796
	Morgan Stanley	3.700%	10/23/24	750	733
	Morgan Stanley	2.720%	7/22/25	1,750	1,674
	Morgan Stanley	2.630%	2/18/26	1,805	1,696
	Morgan Stanley	3.125%	7/27/26	1,345	1,255
	Morgan Stanley	6.250%	8/9/26	3,000	3,124
	Morgan Stanley	3.625%	1/20/27	1,250	1,180
	Morgan Stanley	3.772%	1/24/29	3,910	3,579
	Morgan Stanley	2.699%	1/22/31	1,105	914
	Morgan Stanley	2.239%	7/21/32	1,805	1,383
	Morgan Stanley	2.511%	10/20/32	615	481
	Morgan Stanley	2.943%	1/21/33	920	746
	Morgan Stanley	4.889%	7/20/33	2,891	2,715
	Morgan Stanley	2.484%	9/16/36	1,475	1,076
	Morgan Stanley	5.297%	4/20/37	270	247
	Morgan Stanley	4.300%	1/27/45	850	723
	Nasdaq Inc.	3.950%	3/7/52	540	413
	National Australia Bank Ltd.	3.905%	6/9/27	885	848
[5]	National Australia Bank Ltd.	2.332%	8/21/30	2,140	1,625
[5]	National Australia Bank Ltd.	2.990%	5/21/31	2,227	1,747
[5]	National Australia Bank Ltd.	3.347%	1/12/37	1,252	955
[5]	National Securities Clearing Corp.	5.100%	11/21/27	1,565	1,573
[5]	Nationwide Financial Services Inc.	3.900%	11/30/49	1,430	1,001
[5]	Nationwide Mutual Insurance Co.	4.350%	4/30/50	1,520	1,138
	NatWest Group plc	1.642%	6/14/27	870	754
[5]	NatWest Markets plc	0.800%	8/12/24	670	622
[5]	NBK SPC Ltd.	1.625%	9/15/27	1,975	1,745
[5]	New York Life Global Funding	2.900%	1/17/24	810	793
[5]	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,169
[5]	New York Life Insurance Co.	3.750%	5/15/50	345	264
[5]	New York Life Insurance Co.	4.450%	5/15/69	435	362
[5]	Nordea Bank Abp	1.500%	9/30/26	1,900	1,650
[5]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	696	533
[5]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	270	187
[5]	Pacific Life Global Funding II	1.375%	4/14/26	795	701
[5]	Pacific LifeCorp	5.400%	9/15/52	500	479
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.450%	7/1/24	465	449
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	11/1/24	385	363
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	1,435	1,382
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.450%	1/29/26	925	889
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	5.875%	11/15/27	1,370	1,380
	PNC Bank NA	3.300%	10/30/24	460	448
	PNC Bank NA	2.950%	2/23/25	1,105	1,061
	PNC Bank NA	4.200%	11/1/25	255	249
	PNC Bank NA	3.100%	10/25/27	1,165	1,091
	PNC Bank NA	3.250%	1/22/28	1,675	1,565
	PNC Financial Services Group Inc.	3.900%	4/29/24	580	573
	PNC Financial Services Group Inc.	2.550%	1/22/30	1,625	1,381
	PNC Financial Services Group Inc.	6.037%	10/28/33	40	42
[5]	Principal Life Global Funding II	2.500%	9/16/29	1,000	844
[5]	Protective Life Global Funding	4.714%	7/6/27	750	727
	Prudential Financial Inc.	4.350%	2/25/50	1,856	1,575
[5]	RGA Global Funding	2.700%	1/18/29	425	360
[5]	Standard Chartered plc	1.214%	3/23/25	285	267
[5]	Sumitomo Mitsui Trust Bank Ltd.	0.850%	3/25/24	2,000	1,892
[5]	Svenska Handelsbanken AB	1.418%	6/11/27	1,875	1,643
[5]	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	915	837
[5]	Teachers Insurance & Annuity Assn. of America	4.270%	5/15/47	1,145	946
[5]	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,129

12

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Temasek Financial I Ltd.	3.625%	8/1/28	1,025	980
[5]	Temasek Financial I Ltd.	2.375%	8/2/41	1,345	948
[5]	Temasek Financial I Ltd.	2.250%	4/6/51	1,150	719
[5]	Temasek Financial I Ltd.	2.500%	10/6/70	670	399
	Toronto-Dominion Bank	4.456%	6/8/32	332	316
	Truist Bank	3.300%	5/15/26	340	320
	Truist Financial Corp.	3.700%	6/5/25	1,385	1,346
	Truist Financial Corp.	1.950%	6/5/30	795	639
[5]	UBS AG	1.250%	6/1/26	985	861
[5]	UBS Group AG	1.494%	8/10/27	1,160	998
[5]	UBS Group AG	3.126%	8/13/30	555	469
[5]	UBS Group AG	2.095%	2/11/32	720	541
[5]	UBS Group AG	2.746%	2/11/33	330	255
[5]	UBS Group AG	3.179%	2/11/43	855	578
[5]	UniCredit SpA	1.982%	6/3/27	1,015	864
[5]	UniCredit SpA	3.127%	6/3/32	1,200	907
	US Bancorp	3.700%	1/30/24	1,560	1,540
	US Bancorp	2.677%	1/27/33	1,910	1,577
	US Bancorp	4.967%	7/22/33	650	618
	US Bancorp	2.491%	11/3/36	1,860	1,420
	Wachovia Corp.	7.500%	4/15/35	1,000	1,124
	Wells Fargo & Co.	4.480%	1/16/24	1,199	1,191
	Wells Fargo & Co.	3.750%	1/24/24	1,560	1,540
	Wells Fargo & Co.	3.000%	2/19/25	890	853
	Wells Fargo & Co.	3.550%	9/29/25	860	827
	Wells Fargo & Co.	3.000%	4/22/26	1,045	978
	Wells Fargo & Co.	3.000%	10/23/26	170	157
	Wells Fargo & Co.	3.196%	6/17/27	1,705	1,583
	Wells Fargo & Co.	3.526%	3/24/28	1,230	1,140
	Wells Fargo & Co.	2.879%	10/30/30	435	370
	Wells Fargo & Co.	2.572%	2/11/31	2,235	1,849
	Wells Fargo & Co.	3.350%	3/2/33	235	198
	Wells Fargo & Co.	4.897%	7/25/33	3,814	3,612
	Wells Fargo & Co.	5.606%	1/15/44	2,316	2,245
	Wells Fargo & Co.	4.900%	11/17/45	515	445
	Wells Fargo & Co.	4.750%	12/7/46	2,070	1,734
	Wells Fargo & Co.	4.611%	4/25/53	1,245	1,059
					287,120
Health Care (2.4%)
	AbbVie Inc.	3.800%	3/15/25	575	560
	AbbVie Inc.	4.300%	5/14/36	100	90
	AbbVie Inc.	4.050%	11/21/39	630	540
	AdventHealth Obligated Group	2.795%	11/15/51	900	573
	Advocate Health & Hospitals Corp.	2.211%	6/15/30	360	297
	Advocate Health & Hospitals Corp.	3.008%	6/15/50	540	360
	Aetna Inc.	2.800%	6/15/23	680	673
[5]	Alcon Finance Corp.	2.750%	9/23/26	200	183
[5]	Alcon Finance Corp.	2.600%	5/27/30	200	170
[5]	Alcon Finance Corp.	5.375%	12/6/32	255	257
[5]	Alcon Finance Corp.	3.800%	9/23/49	800	610
[5]	Alcon Finance Corp.	5.750%	12/6/52	200	203
	AmerisourceBergen Corp.	0.737%	3/15/23	374	371
	Anthem Inc.	3.300%	1/15/23	1,100	1,099
	Anthem Inc.	3.650%	12/1/27	750	707
	Anthem Inc.	4.101%	3/1/28	1,140	1,093
	Anthem Inc.	2.550%	3/15/31	1,100	921
	Anthem Inc.	4.650%	8/15/44	92	82
	Ascension Health	2.532%	11/15/29	1,405	1,204
[2]	Ascension Health	4.847%	11/15/53	50	47
	AstraZeneca plc	4.000%	1/17/29	2,345	2,254
	AstraZeneca plc	6.450%	9/15/37	615	694
	Banner Health	2.907%	1/1/42	910	665
	Baxter International Inc.	2.272%	12/1/28	800	683
[5]	Bayer US Finance II LLC	4.250%	12/15/25	1,100	1,068
[5]	Bayer US Finance LLC	3.375%	10/8/24	815	787
	Beth Israel Lahey Health Inc.	3.080%	7/1/51	255	157
	Bon Secours Mercy Health Inc.	4.302%	7/1/28	570	540
[2]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	590	524
	Bon Secours Mercy Health Inc.	2.095%	6/1/31	330	256
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bristol-Myers Squibb Co.	2.750%	2/15/23	138	138
	Bristol-Myers Squibb Co.	3.400%	7/26/29	274	254
	Bristol-Myers Squibb Co.	2.950%	3/15/32	115	100
	Bristol-Myers Squibb Co.	4.125%	6/15/39	505	450
	Bristol-Myers Squibb Co.	3.550%	3/15/42	1,205	980
	Bristol-Myers Squibb Co.	4.550%	2/20/48	169	154
	Bristol-Myers Squibb Co.	4.250%	10/26/49	1,473	1,274
	Bristol-Myers Squibb Co.	2.550%	11/13/50	465	294
	Bristol-Myers Squibb Co.	3.700%	3/15/52	460	359
	Cedars-Sinai Health System	2.288%	8/15/31	1,330	1,066
	Children's Hospital Corp.	2.585%	2/1/50	160	97
	Cigna Corp.	3.250%	4/15/25	880	848
	Cigna Corp.	4.375%	10/15/28	515	497
	CommonSpirit Health	4.200%	8/1/23	535	531
	CommonSpirit Health	2.760%	10/1/24	860	825
	CommonSpirit Health	3.347%	10/1/29	1,015	880
	CommonSpirit Health	2.782%	10/1/30	684	563
[2]	CommonSpirit Health	4.350%	11/1/42	601	505
	CommonSpirit Health	4.187%	10/1/49	1,687	1,310
	CommonSpirit Health	3.910%	10/1/50	70	52
	Cottage Health Obligated Group	3.304%	11/1/49	295	210
[5]	CSL UK Holdings Ltd.	4.250%	4/27/32	2,152	2,026
[5]	CSL UK Holdings Ltd.	4.750%	4/27/52	1,239	1,117
	CVS Health Corp.	4.300%	3/25/28	43	42
	CVS Health Corp.	1.750%	8/21/30	145	114
	CVS Health Corp.	4.875%	7/20/35	315	299
	CVS Health Corp.	4.125%	4/1/40	430	358
	Dignity Health	3.812%	11/1/24	560	543
	Elevance Health Inc.	5.500%	10/15/32	320	328
	Elevance Health Inc.	6.100%	10/15/52	75	81
	Gilead Sciences Inc.	3.700%	4/1/24	1,010	993
	Gilead Sciences Inc.	3.500%	2/1/25	560	542
	Gilead Sciences Inc.	4.500%	2/1/45	290	254
	Gilead Sciences Inc.	4.150%	3/1/47	1,640	1,358
	Gilead Sciences Inc.	2.800%	10/1/50	1,235	799
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,065
[5]	HCA Inc.	3.625%	3/15/32	455	385
[5]	HCA Inc.	4.375%	3/15/42	135	108
[5]	HCA Inc.	4.625%	3/15/52	265	208
	Indiana University Health Inc. Obligated Group	2.852%	11/1/51	365	229
	Inova Health System Foundation	4.068%	5/15/52	475	393
	Kaiser Foundation Hospitals	3.150%	5/1/27	380	354
	Kaiser Foundation Hospitals	2.810%	6/1/41	1,130	819
	Kaiser Foundation Hospitals	3.002%	6/1/51	1,105	751
	Mass General Brigham Inc.	3.192%	7/1/49	535	372
	Mass General Brigham Inc.	3.342%	7/1/60	955	643
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	590	393
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	310	256
	Merck & Co. Inc.	3.400%	3/7/29	1,470	1,369
	Merck & Co. Inc.	4.150%	5/18/43	760	675
	Merck & Co. Inc.	4.000%	3/7/49	1,915	1,641
	Novartis Capital Corp.	3.400%	5/6/24	415	407
	Novartis Capital Corp.	4.400%	5/6/44	640	594
	OhioHealth Corp.	2.297%	11/15/31	760	609
	OhioHealth Corp.	2.834%	11/15/41	485	344
	Pfizer Inc.	3.000%	12/15/26	725	687
	Pfizer Inc.	3.450%	3/15/29	2,165	2,040
	Pfizer Inc.	4.100%	9/15/38	1,505	1,365
	Pfizer Inc.	2.550%	5/28/40	275	200
	Piedmont Healthcare Inc.	2.044%	1/1/32	255	196
	Piedmont Healthcare Inc.	2.719%	1/1/42	255	173
	Piedmont Healthcare Inc.	2.864%	1/1/52	340	210
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	985	829
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	325	256

13

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Providence St. Joseph Health Obligated Group	2.700%	10/1/51	1,000	586
[5]	Roche Holdings Inc.	2.375%	1/28/27	1,650	1,510
[5]	Roche Holdings Inc.	2.607%	12/13/51	305	199
	Royalty Pharma plc	3.550%	9/2/50	1,405	906
	Rush Obligated Group	3.922%	11/15/29	330	298
	SSM Health Care Corp.	3.823%	6/1/27	940	888
	Sutter Health	2.294%	8/15/30	560	452
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	260	220
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	560	453
	Thermo Fisher Scientific Inc.	4.950%	11/21/32	735	747
	Toledo Hospital	5.750%	11/15/38	545	511
	UnitedHealth Group Inc.	3.100%	3/15/26	430	411
	UnitedHealth Group Inc.	3.850%	6/15/28	1,190	1,141
	UnitedHealth Group Inc.	2.000%	5/15/30	275	228
	UnitedHealth Group Inc.	2.300%	5/15/31	435	362
	UnitedHealth Group Inc.	4.200%	5/15/32	335	318
	UnitedHealth Group Inc.	4.625%	7/15/35	240	233
	UnitedHealth Group Inc.	3.500%	8/15/39	215	176
	UnitedHealth Group Inc.	2.750%	5/15/40	310	226
	UnitedHealth Group Inc.	4.375%	3/15/42	1,318	1,184
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	1,418
	UnitedHealth Group Inc.	4.750%	7/15/45	592	559
	UnitedHealth Group Inc.	4.200%	1/15/47	215	185
	UnitedHealth Group Inc.	3.750%	10/15/47	145	116
	UnitedHealth Group Inc.	4.250%	6/15/48	880	767
	UnitedHealth Group Inc.	4.450%	12/15/48	140	125
	UnitedHealth Group Inc.	3.700%	8/15/49	675	534
	UnitedHealth Group Inc.	2.900%	5/15/50	2,293	1,563
	UnitedHealth Group Inc.	3.250%	5/15/51	295	213
	UnitedHealth Group Inc.	4.750%	5/15/52	245	227
	UnitedHealth Group Inc.	5.875%	2/15/53	1,655	1,797
	UnitedHealth Group Inc.	3.875%	8/15/59	615	483
					75,516
Industrials (1.0%)
[5]	Ashtead Capital Inc.	2.450%	8/12/31	495	382
[5]	BAE Systems Holdings Inc.	3.850%	12/15/25	1,085	1,046
[5]	BAE Systems plc	3.400%	4/15/30	215	189
	Boeing Co.	1.433%	2/4/24	940	899
	Boeing Co.	2.700%	2/1/27	495	447
	Boeing Co.	3.625%	2/1/31	720	630
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	565	563
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,630	1,619
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	250	227
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	415	355
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	60	50
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	405	281
	Burlington Northern Santa Fe LLC	2.875%	6/15/52	705	473
	Burlington Northern Santa Fe LLC	4.450%	1/15/53	145	130
	Canadian National Railway Co.	2.450%	5/1/50	205	129
	Canadian Pacific Railway Co.	2.450%	12/2/31	260	216
	Canadian Pacific Railway Co.	3.100%	12/2/51	770	525
	Carrier Global Corp.	2.722%	2/15/30	448	378
	Caterpillar Inc.	3.400%	5/15/24	810	794
	CSX Corp.	3.350%	9/15/49	235	169
[5]	Daimler Trucks Finance North America LLC	3.650%	4/7/27	445	417
	Eaton Corp.	4.150%	3/15/33	510	475
	Eaton Corp.	4.700%	8/23/52	130	119
	Honeywell International Inc.	5.000%	2/15/33	2,226	2,269
	Illinois Tool Works Inc.	3.500%	3/1/24	1,295	1,274
	John Deere Capital Corp.	3.450%	3/13/25	1,200	1,169
	Kansas City Southern	4.950%	8/15/45	480	434
	Lockheed Martin Corp.	1.850%	6/15/30	60	49
	Lockheed Martin Corp.	5.250%	1/15/33	2,975	3,076
	Lockheed Martin Corp.	4.500%	5/15/36	211	201
	Lockheed Martin Corp.	4.700%	5/15/46	376	350
	Lockheed Martin Corp.	4.090%	9/15/52	144	122
	Lockheed Martin Corp.	5.700%	11/15/54	2,055	2,179
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Raytheon Technologies Corp.	4.125%	11/16/28	1,125	1,078
	Raytheon Technologies Corp.	4.450%	11/16/38	275	250
[5]	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	1,680	1,641
[5]	Siemens Financieringsmaatschappij NV	1.700%	3/11/28	630	539
[5]	Siemens Financieringsmaatschappij NV	2.150%	3/11/31	1,100	895
[5]	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	800	714
	Union Pacific Corp.	3.700%	3/1/29	505	476
	Union Pacific Corp.	2.800%	2/14/32	120	103
	Union Pacific Corp.	3.375%	2/14/42	530	422
	Union Pacific Corp.	3.250%	2/5/50	200	146
	Union Pacific Corp.	3.799%	10/1/51	1,096	878
	Union Pacific Corp.	3.500%	2/14/53	1,025	774
	Union Pacific Corp.	3.839%	3/20/60	860	668
	Union Pacific Corp.	2.973%	9/16/62	625	400
	Union Pacific Corp.	3.750%	2/5/70	335	244
[2]	United Airlines Class B Series 2018-1 Pass Through Trust	4.600%	9/1/27	136	123
					30,987
Materials (0.0%)
[5]	Corp. Nacional del Cobre de Chile	3.700%	1/30/50	600	449
Real Estate (0.4%)
	American Tower Corp.	5.000%	2/15/24	80	80
	American Tower Corp.	4.400%	2/15/26	450	439
	American Tower Corp.	3.800%	8/15/29	981	892
	Boston Properties LP	3.125%	9/1/23	355	349
	Boston Properties LP	3.800%	2/1/24	45	44
	Crown Castle International Corp.	3.650%	9/1/27	285	265
	Crown Castle International Corp.	3.800%	2/15/28	235	218
	Crown Castle International Corp.	2.100%	4/1/31	2,185	1,720
	CubeSmart LP	2.250%	12/15/28	360	297
	Healthpeak Properties Inc.	2.125%	12/1/28	880	740
	Healthpeak Properties Inc.	3.000%	1/15/30	930	797
	Realty Income Corp.	3.400%	1/15/28	210	193
	Realty Income Corp.	2.200%	6/15/28	735	630
	Realty Income Corp.	3.250%	1/15/31	380	329
	Realty Income Corp.	2.850%	12/15/32	545	443
[5]	SBA Tower Trust	1.840%	4/15/27	1,570	1,315
[5]	SBA Tower Trust	2.836%	1/15/50	725	683
[5]	SBA Tower Trust	1.884%	7/15/50	265	235
[5]	SBA Tower Trust	1.631%	5/15/51	1,060	906
[5]	SBA Tower Trust	2.593%	10/15/56	1,500	1,151
[5]	Scentre Group Trust 1 / Scentre Group Trust 2	4.375%	5/28/30	695	615
	Simon Property Group LP	3.750%	2/1/24	90	89
	Simon Property Group LP	3.375%	10/1/24	275	267
	Simon Property Group LP	2.450%	9/13/29	1,160	970
					13,667
Technology (1.7%)
	Apple Inc.	3.000%	2/9/24	620	608
	Apple Inc.	3.450%	5/6/24	1,000	983
	Apple Inc.	2.850%	5/11/24	1,225	1,193
	Apple Inc.	3.250%	2/23/26	1,020	980
	Apple Inc.	2.450%	8/4/26	1,170	1,086
	Apple Inc.	3.350%	2/9/27	1,545	1,479
	Apple Inc.	3.200%	5/11/27	1,065	1,011
	Apple Inc.	2.900%	9/12/27	2,250	2,101
	Apple Inc.	3.850%	5/4/43	430	374
	Apple Inc.	4.450%	5/6/44	120	114
	Apple Inc.	3.850%	8/4/46	985	839
	Apple Inc.	2.650%	5/11/50	640	426
	Apple Inc.	2.550%	8/20/60	1,425	872
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	305	289
	Broadcom Inc.	4.110%	9/15/28	1,452	1,355

14

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Broadcom Inc.	4.150%	11/15/30	130	116
[5]	Broadcom Inc.	2.600%	2/15/33	710	532
	Cisco Systems Inc.	2.500%	9/20/26	431	402
	Intel Corp.	2.875%	5/11/24	800	779
	Intel Corp.	2.000%	8/12/31	105	83
	Intel Corp.	4.150%	8/5/32	437	409
	Intel Corp.	4.100%	5/19/46	1,360	1,107
	Intel Corp.	3.250%	11/15/49	600	409
	Intel Corp.	4.750%	3/25/50	407	355
	Intel Corp.	3.050%	8/12/51	1,610	1,046
	Intel Corp.	4.900%	8/5/52	3,405	3,025
	Intel Corp.	3.200%	8/12/61	425	268
	International Business Machines Corp.	3.000%	5/15/24	2,500	2,434
	International Business Machines Corp.	3.300%	5/15/26	4,500	4,283
	International Business Machines Corp.	3.500%	5/15/29	2,975	2,733
	International Business Machines Corp.	5.875%	11/29/32	1,010	1,076
	Microsoft Corp.	2.700%	2/12/25	760	731
	Microsoft Corp.	3.125%	11/3/25	435	420
	Microsoft Corp.	2.400%	8/8/26	1,890	1,763
	Microsoft Corp.	3.500%	2/12/35	605	548
	Microsoft Corp.	3.450%	8/8/36	822	730
	Microsoft Corp.	2.525%	6/1/50	3,336	2,223
	Microsoft Corp.	2.921%	3/17/52	3,287	2,342
	Oracle Corp.	2.950%	11/15/24	2,190	2,108
	Oracle Corp.	1.650%	3/25/26	895	802
	Oracle Corp.	3.250%	11/15/27	1,616	1,485
	QUALCOMM Inc.	1.300%	5/20/28	744	630
	QUALCOMM Inc.	2.150%	5/20/30	1,075	908
	QUALCOMM Inc.	1.650%	5/20/32	1,112	858
	QUALCOMM Inc.	4.250%	5/20/32	250	241
	QUALCOMM Inc.	4.500%	5/20/52	575	507
[5]	S&P Global Inc.	2.700%	3/1/29	345	304
[5]	S&P Global Inc.	2.900%	3/1/32	2,191	1,869
[5]	S&P Global Inc.	3.700%	3/1/52	195	152
	Teledyne Technologies Inc.	2.250%	4/1/28	1,155	997
	Teledyne Technologies Inc.	2.750%	4/1/31	1,290	1,057
					53,442
Utilities (3.1%)
	AEP Texas Inc.	4.150%	5/1/49	145	114
	AEP Texas Inc.	3.450%	1/15/50	380	269
	AEP Transmission Co. LLC	4.500%	6/15/52	265	235
	Alabama Power Co.	5.200%	6/1/41	120	113
	Alabama Power Co.	4.100%	1/15/42	215	172
	Alabama Power Co.	3.750%	3/1/45	630	490
	Alabama Power Co.	4.300%	7/15/48	775	649
	Ameren Illinois Co.	3.800%	5/15/28	590	562
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,020
	Ameren Illinois Co.	3.700%	12/1/47	140	111
	American Water Capital Corp.	2.950%	9/1/27	540	498
	American Water Capital Corp.	4.450%	6/1/32	590	566
	American Water Capital Corp.	3.750%	9/1/47	45	35
	American Water Capital Corp.	4.200%	9/1/48	845	708
	American Water Capital Corp.	4.150%	6/1/49	25	21
	American Water Capital Corp.	3.450%	5/1/50	95	70
	Arizona Public Service Co.	3.350%	5/15/50	410	272
	Baltimore Gas and Electric Co.	2.900%	6/15/50	238	158
	Baltimore Gas and Electric Co.	4.550%	6/1/52	75	67
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,135	1,192
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	25	26
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	1,490	1,421
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	115	96
[5]	Berkshire Hathaway Energy Co.	4.600%	5/1/53	660	580
[5]	Boston Gas Co.	3.150%	8/1/27	140	126
[5]	Boston Gas Co.	3.757%	3/16/32	120	105
[5]	Brooklyn Union Gas Co.	3.407%	3/10/26	95	89
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Brooklyn Union Gas Co.	4.273%	3/15/48	1,720	1,287
	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	195	170
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	1,369	1,304
	Cleco Corporate Holdings LLC	3.743%	5/1/26	185	174
	Cleco Corporate Holdings LLC	3.375%	9/15/29	405	341
	Cleco Securitization I LLC	4.646%	9/1/44	765	709
	Commonwealth Edison Co.	2.950%	8/15/27	645	597
	Commonwealth Edison Co.	4.350%	11/15/45	375	321
	Commonwealth Edison Co.	3.650%	6/15/46	175	133
	Commonwealth Edison Co.	4.000%	3/1/48	480	395
	Commonwealth Edison Co.	3.850%	3/15/52	195	156
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	980	839
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	76	59
	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	50	40
	Consolidated Edison Co. of New York Inc.	3.200%	12/1/51	570	396
	Consolidated Edison Co. of New York Inc.	6.150%	11/15/52	420	455
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	2,640	2,256
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	715	598
	Consumers Energy Co.	4.200%	9/1/52	555	477
	Delmarva Power & Light Co.	3.500%	11/15/23	305	301
[5]	Dominion Energy Inc.	2.450%	1/15/23	3,240	3,230
	Dominion Energy Inc.	5.250%	8/1/33	1,000	979
	Dominion Energy Inc.	4.600%	3/15/49	760	647
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	138	152
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	44	44
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	95	93
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	202	180
	Duke Energy Carolinas LLC	6.100%	6/1/37	493	514
	Duke Energy Carolinas LLC	3.700%	12/1/47	470	363
	Duke Energy Corp.	2.650%	9/1/26	315	291
	Duke Energy Corp.	3.400%	6/15/29	350	314
	Duke Energy Corp.	4.500%	8/15/32	495	465
	Duke Energy Corp.	3.300%	6/15/41	945	692
	Duke Energy Corp.	4.800%	12/15/45	1,200	1,054
	Duke Energy Corp.	3.750%	9/1/46	265	197
	Duke Energy Corp.	4.200%	6/15/49	525	417
	Duke Energy Corp.	3.500%	6/15/51	990	695
	Duke Energy Corp.	5.000%	8/15/52	1,473	1,322
	Duke Energy Florida LLC	6.350%	9/15/37	200	216
	Duke Energy Florida LLC	5.950%	11/15/52	155	166
	Duke Energy Progress LLC	6.300%	4/1/38	365	393
	Duke Energy Progress LLC	4.100%	3/15/43	118	99
	Duke Energy Progress LLC	4.200%	8/15/45	2,045	1,715
	Duke Energy Progress LLC	2.500%	8/15/50	70	42
	Duke Energy Progress LLC	2.900%	8/15/51	70	46
[2]	Duke Energy Progress NC Storm Funding LLC	2.387%	7/1/39	1,010	812
[5]	East Ohio Gas Co.	2.000%	6/15/30	325	255
[5]	East Ohio Gas Co.	3.000%	6/15/50	475	302
	Eastern Energy Gas Holdings LLC	3.550%	11/1/23	470	464
[5]	Electricite de France SA	4.875%	9/21/38	2,200	1,797
[5]	Electricite de France SA	4.875%	1/22/44	50	40
	Emera US Finance LP	3.550%	6/15/26	716	672
[5]	Enel Finance International NV	5.000%	6/15/32	670	604
	Entergy Louisiana LLC	3.120%	9/1/27	410	378
	Evergy Inc.	2.450%	9/15/24	425	404
	Evergy Kansas Central Inc.	3.250%	9/1/49	630	438
	Evergy Metro Inc.	2.250%	6/1/30	205	169

15

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Evergy Metro Inc.	4.200%	3/15/48	137	109
	Eversource Energy	2.900%	10/1/24	690	665
	Eversource Energy	3.150%	1/15/25	110	106
	Eversource Energy	3.300%	1/15/28	400	369
	Eversource Energy	3.375%	3/1/32	70	61
	Exelon Corp.	3.350%	3/15/32	540	470
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,017
	Florida Power & Light Co.	4.950%	6/1/35	1,000	983
	Florida Power & Light Co.	5.950%	2/1/38	785	835
	Florida Power & Light Co.	5.690%	3/1/40	675	700
	Florida Power & Light Co.	3.700%	12/1/47	480	387
	Fortis Inc.	3.055%	10/4/26	1,195	1,110
	Georgia Power Co.	4.700%	5/15/32	655	631
	Georgia Power Co.	5.400%	6/1/40	205	192
	Georgia Power Co.	4.750%	9/1/40	988	895
	Georgia Power Co.	4.300%	3/15/42	1,076	922
	Georgia Power Co.	3.700%	1/30/50	170	127
	Georgia Power Co.	5.125%	5/15/52	710	669
	Indiana Michigan Power Co.	4.250%	8/15/48	415	337
[5]	ITC Holdings Corp.	4.950%	9/22/27	60	59
[5]	KeySpan Gas East Corp.	2.742%	8/15/26	670	598
[5]	Massachusetts Electric Co.	5.900%	11/15/39	585	581
[5]	Metropolitan Edison Co.	4.300%	1/15/29	249	233
	MidAmerican Energy Co.	4.400%	10/15/44	15	13
	MidAmerican Energy Co.	4.250%	5/1/46	45	38
	MidAmerican Energy Co.	4.250%	7/15/49	315	271
	MidAmerican Energy Co.	3.150%	4/15/50	1,390	988
[5]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	220	207
[5]	Monongahela Power Co.	5.400%	12/15/43	135	130
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	415	406
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	1,040	999
	Nevada Power Co.	3.125%	8/1/50	380	257
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	880	830
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	670	573
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	390	355
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	590	511
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	1,225	1,008
	NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	135	133
[5]	Niagara Mohawk Power Corp.	4.278%	12/15/28	1,000	923
[5]	Niagara Mohawk Power Corp.	3.025%	6/27/50	540	332
	NiSource Inc.	5.250%	2/15/43	390	369
	NiSource Inc.	4.800%	2/15/44	255	225
	NiSource Inc.	5.000%	6/15/52	2,036	1,858
	Northern States Power Co.	2.250%	4/1/31	145	120
	Northern States Power Co.	6.250%	6/1/36	2,000	2,154
	Northern States Power Co.	4.500%	6/1/52	110	100
[2,5]	Oglethorpe Power Corp.	6.191%	1/1/31	1,065	1,072
	Oglethorpe Power Corp.	5.950%	11/1/39	170	164
	Oglethorpe Power Corp.	4.550%	6/1/44	50	38
	Oglethorpe Power Corp.	4.250%	4/1/46	537	392
[5]	Oglethorpe Power Corp.	4.500%	4/1/47	115	92
	Oglethorpe Power Corp.	5.050%	10/1/48	65	56
	Oglethorpe Power Corp.	5.250%	9/1/50	630	554
[5]	Oncor Electric Delivery Co. LLC	4.150%	6/1/32	150	143
[5]	Oncor Electric Delivery Co. LLC	4.550%	9/15/32	670	656
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	69
	Oncor Electric Delivery Co. LLC	2.700%	11/15/51	355	233
[5]	Oncor Electric Delivery Co. LLC	4.600%	6/1/52	670	617
[5]	Oncor Electric Delivery Co. LLC	4.950%	9/15/52	630	613
	PacifiCorp	6.250%	10/15/37	2,000	2,125
	PacifiCorp	4.125%	1/15/49	26	21
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PacifiCorp	4.150%	2/15/50	345	285
	PacifiCorp	3.300%	3/15/51	169	122
	PECO Energy Co.	4.600%	5/15/52	280	253
[2]	PG&E Energy Recovery Funding LLC	2.280%	1/15/38	109	84
[2]	PG&E Energy Recovery Funding LLC	2.822%	7/15/48	494	349
	PG&E Wildfire Recovery Funding LLC	5.212%	12/1/49	720	697
	PG&E Wildfire Recovery Funding LLC	5.099%	6/1/54	685	652
	Piedmont Natural Gas Co Inc.	5.050%	5/15/52	260	236
	Potomac Electric Power Co.	6.500%	11/15/37	750	822
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	625
	San Diego Gas & Electric Co.	1.700%	10/1/30	145	115
	San Diego Gas & Electric Co.	3.750%	6/1/47	160	125
	San Diego Gas & Electric Co.	4.150%	5/15/48	545	458
	San Diego Gas & Electric Co.	2.950%	8/15/51	21	14
	San Diego Gas & Electric Co.	3.700%	3/15/52	790	624
[2]	SCE Recovery Funding LLC	0.861%	11/15/33	269	224
	SCE Recovery Funding LLC	1.942%	5/15/40	110	78
	SCE Recovery Funding LLC	2.510%	11/15/43	100	66
	Sempra Energy	3.250%	6/15/27	4,095	3,787
	Sempra Energy	6.000%	10/15/39	600	609
	Sierra Pacific Power Co.	3.375%	8/15/23	850	841
	Sierra Pacific Power Co.	2.600%	5/1/26	221	205
	Southern California Edison Co.	3.700%	8/1/25	90	87
	Southern California Edison Co.	5.950%	11/1/32	620	657
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,042
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,206
	Southern California Edison Co.	6.050%	3/15/39	55	56
	Southern California Edison Co.	4.650%	10/1/43	100	87
	Southern California Edison Co.	4.000%	4/1/47	195	153
	Southern California Edison Co.	4.125%	3/1/48	645	515
	Southern California Edison Co.	4.875%	3/1/49	87	77
	Southern California Edison Co.	3.650%	2/1/50	155	114
	Southern California Gas Co.	2.600%	6/15/26	820	760
	Southern California Gas Co.	6.350%	11/15/52	250	275
	Southern Co.	2.950%	7/1/23	1,280	1,268
	Southern Co.	4.400%	7/1/46	755	631
	Southwest Gas Corp.	2.200%	6/15/30	230	180
	Southwestern Electric Power Co.	6.200%	3/15/40	400	408
	Southwestern Public Service Co.	3.700%	8/15/47	102	77
[5]	Texas Electric Market Stabilization Funding N LLC	4.966%	2/1/44	1,120	1,081
[5]	Texas Electric Market Stabilization Funding N LLC	5.057%	8/1/48	535	513
[5]	Texas Electric Market Stabilization Funding N LLC	5.167%	2/1/52	500	493
	Union Electric Co.	4.000%	4/1/48	423	340
	Union Electric Co.	3.900%	4/1/52	245	199
	Virginia Electric and Power Co.	2.750%	3/15/23	690	687
	Virginia Electric and Power Co.	3.500%	3/15/27	435	412
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	694
					97,418
Total Corporate Bonds (Cost $790,659)					700,056
Sovereign Bonds (0.3%)
[5]	Emirate of Abu Dhabi	4.951%	7/7/52	390	389
[5]	Government of Bermuda	2.375%	8/20/30	400	338
[5]	Government of Bermuda	3.375%	8/20/50	200	142
	International Bank for Reconstruction & Development	4.750%	2/15/35	2,000	2,076
	Republic of Chile	2.550%	1/27/32	540	443
	Republic of Chile	2.550%	7/27/33	1,085	851
	Republic of Chile	3.500%	1/31/34	545	466
	Republic of Chile	3.500%	4/15/53	575	409
	Republic of Chile	3.100%	1/22/61	410	256
[5]	State of Qatar	3.875%	4/23/23	1,985	1,975

16

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	State of Qatar	4.400%	4/16/50	430	393
	United Mexican States	4.400%	2/12/52	890	655
Total Sovereign Bonds (Cost $9,451)					8,393
Taxable Municipal Bonds (1.5%)
	Alabama Federal Aid Highway Finance Authority Government Fund/Grant Revenue	2.650%	9/1/37	160	119
	Bay Area Toll Authority Highway Revenue	2.574%	4/1/31	450	394
	Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	60	68
	Bay Area Toll Authority Highway Revenue	7.043%	4/1/50	820	1,008
	Broward FL Airport System Port, Airport & Marina Revenue	3.477%	10/1/43	300	227
	California GO	7.500%	4/1/34	155	187
	California GO	7.350%	11/1/39	1,550	1,892
	California Health Facilities Financing Authority Intergovernmental Agreement Revenue	4.190%	6/1/37	175	156
	California State University College & University Revenue	2.719%	11/1/52	350	236
	California State University College & University Revenue	2.939%	11/1/52	445	301
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	6.395%	1/1/40	155	173
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	1,730	1,918
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	800	887
	Chicago Transit Authority Sales Tax Receipts Fund Sales Tax Revenue	6.200%	12/1/40	550	592
	Commonwealth of Massachusetts GO	4.110%	7/15/31	570	550
	Commonwealth of Massachusetts GO	2.514%	7/1/41	270	194
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	2.843%	11/1/46	515	370
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	4.087%	11/1/51	75	63
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	3.089%	11/1/40	220	171
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	4.507%	11/1/51	535	481
	Florida State Board of Administration Finance Corp. Miscellaneous Revenue	1.705%	7/1/27	925	805
	Foothill-Eastern Transportation Corridor Agency Highway Revenue	4.094%	1/15/49	155	117
[7]	Foothill-Eastern Transportation Corridor Agency Highway Revenue	3.924%	1/15/53	1,170	840
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	2,031	2,173
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	2.746%	6/1/34	70	56
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.293%	6/1/42	130	96
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.000%	6/1/46	290	268
	Grand Parkway Transportation Corp. Highway Revenue	5.184%	10/1/42	140	143
	Grand Parkway Transportation Corp. Texas System Highway Revenue	3.236%	10/1/52	930	659
	Great Lakes Water Authority Sewage Disposal System Sewer Revenue	3.056%	7/1/39	250	192
	Houston TX GO	6.290%	3/1/32	340	356
	Illinois GO	5.100%	6/1/33	4,395	4,218
	Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	750	805
	JobsOhio Beverage System Miscellaneous Revenue	2.833%	1/1/38	160	125
[8]	Kansas Development Finance Authority Appropriations Revenue	2.774%	5/1/51	390	263
[7]	Kansas Development Finance Authority Lease (Appropriation) Revenue	5.501%	5/1/34	2,000	2,041
	Maryland State Transportation Authority Transit Revenue	5.888%	7/1/43	545	574
	Massachusetts School Building Authority Sales Tax Revenue	1.753%	8/15/30	890	727
	Massachusetts School Building Authority Sales Tax Revenue	5.715%	8/15/39	1,000	1,024
	Massachusetts School Building Authority Sales Tax Revenue	3.395%	10/15/40	475	383
	Massachusetts School Building Authority Sales Tax Revenue	2.950%	5/15/43	650	475
	Massachusetts Water Resources Authority Water Revenue	2.823%	8/1/41	710	522
	Metropolitan Transportation Authority Fuel Sales Tax Revenue	6.089%	11/15/40	445	482
	Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	325	398
	Metropolitan Transportation Authority Transit Revenue	6.200%	11/15/26	50	51
	Metropolitan Transportation Authority Transit Revenue	6.814%	11/15/40	785	820
	Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	910	785
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.084%	12/1/34	295	247
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	410	508
	New York State Dormitory Authority Income Tax Revenue	3.110%	2/15/39	640	504
	New York State Dormitory Authority Income Tax Revenue	3.190%	2/15/43	355	261
	New York State Thruway Authority Highway Revenue	2.900%	1/1/35	490	402
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	275	215
	North Texas Tollway Authority Highway Revenue	3.011%	1/1/43	450	337
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	465	551
	Oregon Department of Transportation Fuel Sales Tax Revenue	5.834%	11/15/34	655	703
[7]	Oregon School Boards Assn. GO	5.528%	6/30/28	2,000	2,031
[8]	Oregon State University College & University Revenue	3.424%	3/1/60	1,000	692
[9]	Philadelphia Authority for Industrial Development Miscellaneous Revenue	6.550%	10/15/28	1,945	2,033

17

Balanced Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.859%	12/1/24	65	66
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.175%	7/15/60	485	313
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	1,175	1,020
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.810%	10/15/65	640	593
Regents of the University of California Medical Center Pooled Health, Hospital, Nursing Home Revenue	4.132%	5/15/32	465	433
Riverside CA General Fund Revenue	3.857%	6/1/45	260	210
Riverside County CA Appropriations Revenue	3.818%	2/15/38	290	253
Rutgers State University of New Jersey College & University Revenue	3.270%	5/1/43	350	264
Sales Tax Securitization Corp. Intergovernmental Agreement Revenue	3.238%	1/1/42	1,000	760
Texas Transportation Commission GO	2.562%	4/1/42	235	174
Texas Transportation Commission State Highway Fund Miscellaneous Revenue	4.000%	10/1/33	395	359
University of California College & University Revenue	1.316%	5/15/27	385	332
University of California College & University Revenue	1.614%	5/15/30	645	514
University of California College & University Revenue	4.601%	5/15/31	590	580
University of California College & University Revenue	4.765%	5/15/44	145	136
University of California College & University Revenue	3.931%	5/15/45	570	498
University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	80	91
University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	695	790
University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	450	297
University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	4.563%	5/15/53	1,350	1,181
University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.256%	5/15/60	780	506
University of Michigan College & University Revenue	3.504%	4/1/52	210	164
University of Minnesota College & University Revenue	4.048%	4/1/52	840	712
Utility Debt Securitization Authority Electric Power & Light Revenue	3.435%	12/15/25	84	83
Total Taxable Municipal Bonds (Cost $55,362)				48,198
		Coupon		Shares	Market Value• ($000)
Temporary Cash Investments (0.9%)
Money Market Fund (0.0%)
[10]	Vanguard Market Liquidity Fund	4.334%		117	11
			Maturity Date	Face Amount ($000)
Repurchase Agreement (0.9%)
	NatWest Markets plc (Dated 12/30/22, Repurchase Value $29,614,000, collateralized by U.S. Treasury Note/Bond 4.000%, 12/15/25, with a value of $30,192,000)	4.250%	1/3/23	29,600	29,600
Total Temporary Cash Investments (Cost $29,612)					29,611
Total Investments (100.0%) (Cost $2,873,468)					3,142,536
Other Assets and Liabilities—Net (0.0%)					(620)
Net Assets (100%)					3,141,916
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Securities with a value of $391,000 have been segregated as initial margin for open futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2022.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the aggregate value was $194,598,000, representing 6.2% of net assets.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
8	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
9	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
ADR—American Depositary Receipt.
CLO—Collateralized Loan Obligation.
DAC—Designated Activity Company.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.

18

Balanced Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Ultra Long U.S. Treasury Bond	March 2023	4	537	(4)
5-Year U.S. Treasury Note	March 2023	55	5,936	(9)
				(13)

Short Futures Contracts
10-Year U.S. Treasury Note	March 2023	(83)	(9,321)	103
Ultra 10-Year U.S. Treasury Note	March 2023	(58)	(6,860)	40
				143
				130

See accompanying Notes, which are an integral part of the Financial Statements.
19

Balanced Portfolio
Statement of Assets and Liabilities
As of December 31, 2022
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,873,456)	3,142,525
Affiliated Issuers (Cost $12)	11
Total Investments in Securities	3,142,536
Investment in Vanguard	118
Cash	17
Foreign Currency, at Value (Cost $213)	203
Receivables for Investment Securities Sold	14,826
Receivables for Accrued Income	12,755
Receivables for Capital Shares Issued	791
Variation Margin Receivable—Futures Contracts	19
Total Assets	3,171,265
Liabilities
Payables for Investment Securities Purchased	28,331
Payables to Investment Advisor	391
Payables for Capital Shares Redeemed	331
Payables to Vanguard	296
Total Liabilities	29,349
Net Assets	3,141,916
At December 31, 2022, net assets consisted of:

Paid-in Capital	2,683,578
Total Distributable Earnings (Loss)	458,338
Net Assets	3,141,916

Net Assets
Applicable to 144,645,422 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,141,916
Net Asset Value Per Share	$21.72

See accompanying Notes, which are an integral part of the Financial Statements.
20

Balanced Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Dividends[1]	38,658
Interest	34,459
Securities Lending—Net	1
Total Income	73,118
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,647
Performance Adjustment	(143)
The Vanguard Group—Note C
Management and Administrative	4,867
Marketing and Distribution	163
Custodian Fees	31
Auditing Fees	28
Shareholders’ Reports	86
Trustees’ Fees and Expenses	1
Other Expenses	84
Total Expenses	6,764
Expenses Paid Indirectly	(3)
Net Expenses	6,761
Net Investment Income	66,357
Realized Net Gain (Loss)
Investment Securities Sold[2]	131,422
Futures Contracts	(3,623)
Swap Contracts	104
Forward Currency Contracts	(12)
Foreign Currencies	32
Realized Net Gain (Loss)	127,923
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(727,142)
Futures Contracts	(3)
Foreign Currencies	(5)
Change in Unrealized Appreciation (Depreciation)	(727,150)
Net Increase (Decrease) in Net Assets Resulting from Operations	(532,870)
1	Dividends are net of foreign withholding taxes of $42,000.
2	Realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $0, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	66,357	62,487
Realized Net Gain (Loss)	127,923	311,922
Change in Unrealized Appreciation (Depreciation)	(727,150)	242,651
Net Increase (Decrease) in Net Assets Resulting from Operations	(532,870)	617,060
Distributions
Total Distributions	(375,204)	(240,358)
Capital Share Transactions
Issued	313,136	255,089
Issued in Lieu of Cash Distributions	375,204	240,358
Redeemed	(425,731)	(431,072)
Net Increase (Decrease) from Capital Share Transactions	262,609	64,375
Total Increase (Decrease)	(645,465)	441,077
Net Assets
Beginning of Period	3,787,381	3,346,304
End of Period	3,141,916	3,787,381

See accompanying Notes, which are an integral part of the Financial Statements.
21

Balanced Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$28.41	$25.68	$24.94	$22.20	$24.80
Investment Operations
Net Investment Income[1]	.471	.468	.526	.623	.626
Net Realized and Unrealized Gain (Loss) on Investments	(4.277)	4.137	1.692	4.105	(1.414)
Total from Investment Operations	(3.806)	4.605	2.218	4.728	(.788)
Distributions
Dividends from Net Investment Income	(.480)	(.497)	(.666)	(.660)	(.582)
Distributions from Realized Capital Gains	(2.404)	(1.378)	(.812)	(1.328)	(1.230)
Total Distributions	(2.884)	(1.875)	(1.478)	(1.988)	(1.812)
Net Asset Value, End of Period	$21.72	$28.41	$25.68	$24.94	$22.20
Total Return	-14.30%	19.02%	10.68%	22.48%	-3.41%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,142	$3,787	$3,346	$3,267	$2,708
Ratio of Total Expenses to Average Net Assets[2]	0.21%[3]	0.20%	0.20%	0.21%	0.21%
Ratio of Net Investment Income to Average Net Assets	2.05%	1.76%	2.24%	2.68%	2.67%
Portfolio Turnover Rate[4]	40%	33%	49%	29%	36%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.01%), (0.00%), and (0.00%).
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.21%.
4	Includes 7%, 1%, 3%, 8%, and 2%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
22

Balanced Portfolio
Notes to Financial Statements
The Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the portfolio under the MSFTA.
23

Balanced Portfolio
4. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio also enters into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
6. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
7. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s
24

Balanced Portfolio
net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended December 31, 2022, the portfolio’s average investment in forward currency contracts represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open forward currency contracts at December 31, 2022.
8. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The portfolio enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated.  In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each
25

Balanced Portfolio
counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended December 31, 2022, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open credit default swap contracts at December 31, 2022.
9. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
10. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
11. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
12. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
26

Balanced Portfolio
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the portfolio’s understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.	Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Barclays U.S. Credit A or Better Bond Index for the preceding three years. For the year ended December 31, 2022, the investment advisory fee represented an effective annual basic rate of 0.05% of the portfolio’s average net assets, before a net decrease of $143,000 (less than 0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2022, the portfolio had contributed to Vanguard capital in the amount of $118,000, representing less than 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2022, these arrangements reduced the portfolio’s management and administrative expenses by $2,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of less than 0.01% of the portfolio’s average net assets.
E.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
27

Balanced Portfolio
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,909,152	144,748	—	2,053,900
U.S. Government and Agency Obligations	—	277,653	—	277,653
Asset-Backed/Commercial Mortgage-Backed Securities	—	24,725	—	24,725
Corporate Bonds	—	700,056	—	700,056
Sovereign Bonds	—	8,393	—	8,393
Taxable Municipal Bonds	—	48,198	—	48,198
Temporary Cash Investments	11	29,600	—	29,611
Total	1,909,163	1,233,373	—	3,142,536
Derivative Financial Instruments
Assets
Futures Contracts[1]	143	—	—	143
Liabilities
Futures Contracts[1]	13	—	—	13
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	At December 31, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	143	—	—	143
Total Assets	143	—	—	143

Unrealized Depreciation—Futures Contracts[1]	13	—	—	13
Total Liabilities	13	—	—	13
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(3,623)	—	—	(3,623)
Swap Contracts	—	—	104	104
Forward Currency Contracts	—	(12)	—	(12)
Realized Net Gain (Loss) on Derivatives	(3,623)	(12)	104	(3,531)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(3)	—	—	(3)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(3)	—	—	(3)
G.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
28

Balanced Portfolio
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	63,343
Undistributed Long-Term Gains	128,886
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	266,109
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	102,569	79,182
Long-Term Capital Gains	272,635	161,176
Total	375,204	240,358
*	Includes short-term capital gains, if any.
As of December 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,876,478
Gross Unrealized Appreciation	542,441
Gross Unrealized Depreciation	(276,384)
Net Unrealized Appreciation (Depreciation)	266,057
H.	During the year ended December 31, 2022, the portfolio purchased $658,050,000 of investment securities and sold $691,403,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $646,235,000 and $633,254,000, respectively.
The portfolio purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2022, such purchases were $5,563,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
I.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2022 Shares (000)	2021 Shares (000)

Issued	13,936	9,605
Issued in Lieu of Cash Distributions	15,732	9,716
Redeemed	(18,314)	(16,345)
Net Increase (Decrease) in Shares Outstanding	11,354	2,976
At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 65% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
J.	Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Balanced Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
February 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
30

Tax information (unaudited)
For corporate shareholders, 41.4%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $3,773,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $272,635,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio hereby designates 30.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
31

"Bloomberg®" and Bloomberg U.S. Credit A or Better Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Balanced Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Balanced Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Balanced Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Credit A or Better Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Balanced Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Balanced Portfolio into consideration in determining, composing or calculating the Bloomberg U.S. Credit A or Better Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Balanced Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Balanced Portfolio customers, in connection with the administration, marketing or trading of the Balanced Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE BALANCED PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE BALANCED PORTFOLIO OR BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
32

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Annuity and Insurance Services > 800-522-5555
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690B 022023

Annual Report   |   December 31, 2022
Vanguard Variable Insurance Funds
Capital Growth Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisor's Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The Capital Growth Portfolio returned –15.48%, better than the –18.11% return of its benchmark, the Standard & Poor’s 500 Index.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which increased fears of recession.
•	The portfolio outperformed its benchmark in five of 11 industry sectors. Underweights to energy and consumer staples and an overweight to industrials detracted the most from relative performance. An overweight position and strong selection in health care helped the most; an underweight to communication services also contributed.
•	For the decade ended December 31, 2022, the fund produced an average annual return of 13.75%, outperforming its benchmark by more than a percentage point.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

Advisor’s Report
For the 12 months ended December 31, 2022, the Vanguard Capital Growth Portfolio returned –15.48%, exceeding the –18.11% return of its benchmark, the unmanaged S&P 500 Index. Relative to the S&P 500, both sector allocation and stock selection were favorable.
Investment environment
Market conditions deteriorated abruptly in 2022. The year began with yet another bout of COVID, as the Omicron variant peaked in mid-January. But in this case the prognosis was mostly good: Omicron proved more disruptive than destructive, and ultimately COVID’s grip on society was loosened.
Geopolitical hostility and widespread inflation, however, soon supplanted COVID as primary concerns. Russia’s invasion-turned-quagmire in Ukraine devastated the region and continues to pose risks to Europe and the world. At home, savings-rich consumers increasingly returned to pre-COVID activities, forcing businesses into a hiring spree. By summertime, record-high job openings outnumbered job seekers two-to-one, reflecting an unprecedented imbalance between labor demand and supply. Inflation thus broadened and worsened during the period. Price spikes in goods and commodities hemorrhaged into stickier categories, like wages and services.
The Federal Reserve, chagrined by its earlier complacency, executed a dramatic hawkish pivot, punctuated by a series of aggressive interest rate hikes. The real economy stalled somewhat; despite solid nominal economic growth and a tight labor market, real (inflation-adjusted) gross domestic product declined during the first half of 2022 before bouncing back modestly in the second half. Yet the Fed resolved to further reduce economic activity, raising the prospects of a hard landing—that is, a recession.
Equities unsurprisingly faltered amid this tumult, plummeting nearly –20%. Elevated inflation and rising interest rates weighed especially on high-valuation growth stocks; the communication services (–40%), consumer discretionary (–37%), and information technology (–28%) sectors lagged the broad market. Energy (+66%) fared best, boosted by higher oil prices. Defensive sectors also outperformed, including utilities (+2%), consumer staples (–1%), and health care (–2%).
Outlook for U.S. equities
Following a partial recovery in the fourth quarter, the S&P 500 Index’s valuation returned to modestly elevated levels (16.7x price/expected earnings versus a 20-year average of 15.5x). But interest rates soared during the period, undermining a key rationale for above-average equity multiples; the current 3.9% yield of the 10-year U.S. Treasury note is comparable to its longer-term historical norm. Meanwhile, expectations for corporate earnings in 2023 have declined meaningfully from their mid-2022 peak but may still be too high. We remain wary of above-average macroeconomic risks, most obviously a Fed intent on reducing aggregate demand for goods and services. These concerns leave us somewhat cautious overall, even after the market’s recalibration.
Portfolio update
The portfolio maintained large overweight positions in health care and industrials stocks; these sectors comprised 41% of average assets compared to their 22% combined average weighting in the S&P 500. Relative to the benchmark, the portfolio was roughly equally weighted in consumer discretionary, while information technology shifted to a slight underweight position. The portfolio maintained meaningful underweights in all other sectors, including consumer staples, communication services, energy, financials, materials, real estate, and utilities.
Sector allocation and stock selection both boosted results relative to the S&P 500.
The portfolio’s significant health care overweight position proved beneficial, as did a large underweight position in communication services. Underweight positions in energy and consumer staples partially offset those advantages.
Selection strength was concentrated in the health care sector, as key biopharmaceutical holdings Eli Lilly (+34%), Amgen (+20%), AstraZeneca (+19%), and Biogen (+15%) all outperformed. Eli Lilly, the portfolio’s largest position, was particularly important, logging another stellar year on the back of its new blockbuster obesity drug, tirzepatide. The portfolio also benefited from limited exposure to several mega-capitalization laggards, most notably Meta (–64%) in communication services and Amazon (–50%) in consumer discretionary. But several portfolio positions weighed on results: Tesla (–65%) and Sony (–39%) in consumer discretionary, FedEx (–32%) in industrials, and Intel (–47%), Micron (–46%), and Adobe (–41%) in information technology partially offset favorable selection elsewhere.
Advisor perspectives
We assess this year’s developments as a potential paradigm shift in the market. Notwithstanding an occasional glitch, the period since the 2008 global financial crisis had been remarkably benign, marked by accommodative financial conditions, steady if modest global economic growth, and a relentless equity bull market. A pliant Federal Reserve, offering investors quasi-insurance in the form of a “Fed put,” underwrote a “buy the dip” mentality that became ubiquitous.
But the COVID era—both the virus and especially the policy response to it—ultimately sowed enough dislocation to tip the proverbial apple cart. Ironically, it was COVID’s abrupt fade, or at least its welcome shift to endemic status, that applied the final push. The mass normalization of society, coupled with two
2

years of excessive money supply growth, unleashed the worst inflation in 40 years.
The hallmarks of the prior paradigm—inflation, growth, and low interest rates—bred a certain type of winner. Growth stocks, for instance, dominated value stocks, and large-company stocks trumped small-company stocks; in the 13 calendar years from 2009 through 2021, growth and large outperformed their counterparts 10 times each. Growth outperformed value by 6.5 percentage points annually (the respective Russell 3000 indexes returned 19.1% and 12.6%), while large-caps outpaced small-caps by 2.3 percentage points annually (the Russell 1000 and Russell 2000 returned 16.1% and 13.8%, respectively). The ultimate winners were Big Tech stocks; the ascendance of Apple, Amazon, Alphabet, Meta, and Netflix (the so-called FAANG stocks) explains much of this large growth stock phenomenon.
A new paradigm would upend this dynamic, as investors migrate from yesterday’s darlings to fresh leadership. During the year, FAANG stocks indeed struggled; Meta (–64%), Netflix (–51%), Amazon (–50%), Alphabet (–39%), and Apple (–26%) all underperformed the broad market. That said, picking the next winners is never straightforward. Despite largely avoiding the FAANG collapses, the portfolio faced its own idiosyncratic miscues. Other than several biopharmaceutical companies, our differentiated holdings often failed to deliver.
Tomorrow’s longer-term winners are, as always, uncertain. The contours of this potential new paradigm have yet to take shape. Rapidly rising rates tend to break things, and we expect wreckage if the Fed perseveres. But eventually we believe a less Fed-centric market will arise, one where fundamentals and valuations feature more prominently than last decade’s artificial backstop. We are optimistic our holdings’ promising long-term fundamentals and attractive valuations will benefit from this evolution.
Conclusion
Our investment approach is vulnerable to extended periods of underperformance; mistakes and misfortune sometimes conspire, and the COVID era included plenty of both. But we see in the ongoing market reckoning a paradigm shift underway, and we are hopeful the portfolio’s relative strength of late portends even better days ahead. We believe the portfolio is well positioned, and we are also searching for new opportunities amid the market carnage.
PRIMECAP Management Company
January 10, 2023
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2022
Capital Growth Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,026.40	$1.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.49	1.73
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

Capital Growth Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Capital Growth Portfolio	-15.48%	8.57%	13.75%	$36,254
S&P 500 Index	-18.11	9.42	12.56	32,654
See Financial Highlights for dividend and capital gains information.
5

Capital Growth Portfolio
Portfolio Allocation
As of December 31, 2022
Communication Services	5.4%
Consumer Discretionary	10.4
Consumer Staples	0.1
Energy	2.5
Financials	6.9
Health Care	33.5
Industrials	13.7
Information Technology	26.0
Materials	1.5
The table reflects the portfolio’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Capital Growth Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.5%)
Communication Services (5.2%)
*	Alphabet Inc. Class A	287,000	25,322
*	Alphabet Inc. Class C	167,400	14,853
*	Baidu Inc. ADR	125,600	14,366
*	Walt Disney Co.	92,300	8,019
	Activision Blizzard Inc.	91,300	6,989
*	Charter Communications Inc. Class A	5,400	1,831
*	Meta Platforms Inc. Class A	12,500	1,504
*	Live Nation Entertainment Inc.	12,800	893
			73,777
Consumer Discretionary (10.0%)
	Sony Group Corp. ADR	322,400	24,593
	Ross Stores Inc.	182,800	21,217
*	Alibaba Group Holding Ltd. ADR	233,100	20,534
*	Tesla Inc.	147,400	18,157
	TJX Cos. Inc.	192,500	15,323
*	Mattel Inc.	615,200	10,975
	Whirlpool Corp.	70,900	10,029
*	Amazon.com Inc.	82,800	6,955
	Bath & Body Works Inc.	91,100	3,839
*	Royal Caribbean Cruises Ltd.	42,600	2,106
*	Dollar Tree Inc.	14,800	2,093
*	Flutter Entertainment plc (XDUB)	11,100	1,503
	eBay Inc.	35,400	1,468
*	Carnival Corp.	158,300	1,276
	Marriott International Inc. Class A	8,400	1,251
			141,319
Consumer Staples (0.1%)
	Sysco Corp.	22,900	1,751
Energy (2.4%)
	Hess Corp.	124,400	17,643
	Pioneer Natural Resources Co.	53,800	12,287
	EOG Resources Inc.	32,700	4,235
			34,165
Financials (6.6%)
	Wells Fargo & Co.	684,100	28,247
	JPMorgan Chase & Co.	143,200	19,203
	Marsh & McLennan Cos. Inc.	73,900	12,229
	Bank of America Corp.	331,400	10,976
	Raymond James Financial Inc.	96,350	10,295
	Charles Schwab Corp.	44,200	3,680
	Progressive Corp.	21,100	2,737
	US Bancorp	61,500	2,682
	Citigroup Inc.	31,700	1,434
		Shares	Market Value• ($000)
	CME Group Inc.	8,500	1,429
			92,912
Health Care (32.0%)
	Eli Lilly & Co.	350,571	128,253
*	Biogen Inc.	208,300	57,682
	Amgen Inc.	215,371	56,565
	AstraZeneca plc ADR	601,900	40,809
	Thermo Fisher Scientific Inc.	54,500	30,013
*	Boston Scientific Corp.	640,902	29,654
	Novartis AG ADR	247,350	22,440
	Bristol-Myers Squibb Co.	279,900	20,139
*	BioMarin Pharmaceutical Inc.	146,500	15,161
	Roche Holding AG	40,007	12,572
*	BeiGene Ltd. ADR	34,000	7,478
	Abbott Laboratories	63,900	7,015
	CVS Health Corp.	62,400	5,815
	Zimmer Biomet Holdings Inc.	45,500	5,801
*	Elanco Animal Health Inc. (XNYS)	340,416	4,160
	Agilent Technologies Inc.	20,000	2,993
	Medtronic plc	31,300	2,433
*	IQVIA Holdings Inc.	10,200	2,090
	Stryker Corp.	8,400	2,054
			453,127
Industrials (13.0%)
	FedEx Corp.	211,300	36,597
	Siemens AG (Registered)	190,334	26,238
*	Southwest Airlines Co.	646,650	21,773
	Airbus SE	111,954	13,311
	Caterpillar Inc.	53,400	12,792
	Union Pacific Corp.	57,700	11,948
*	United Airlines Holdings Inc.	309,900	11,683
*	Delta Air Lines Inc.	254,800	8,373
*	American Airlines Group Inc.	535,000	6,805
	United Parcel Service Inc. Class B	35,850	6,232
	Textron Inc.	77,100	5,459
	TransDigm Group Inc.	7,450	4,691
*	Alaska Air Group Inc.	108,100	4,642
	Carrier Global Corp.	73,800	3,044
	General Dynamics Corp.	10,700	2,655
	Deere & Co.	5,800	2,487
	CSX Corp.	77,700	2,407
	JB Hunt Transport Services Inc.	12,100	2,110
	Otis Worldwide Corp.	21,250	1,664
			184,911
Information Technology (24.8%)
	Microsoft Corp.	198,400	47,580
	Texas Instruments Inc.	271,800	44,907
	KLA Corp.	98,500	37,137
*	Adobe Inc.	107,000	36,009
	Micron Technology Inc.	572,700	28,624
		Shares	Market Value• ($000)
	Intel Corp.	698,500	18,461
	Oracle Corp.	185,600	15,171
	Intuit Inc.	32,300	12,572
	NetApp Inc.	207,800	12,480
	Visa Inc. Class A	51,800	10,762
	Analog Devices Inc.	65,600	10,760
	HP Inc.	362,350	9,736
	QUALCOMM Inc.	88,000	9,675
	Hewlett Packard Enterprise Co.	575,050	9,178
*	Splunk Inc.	88,300	7,602
	NVIDIA Corp.	48,400	7,073
	Telefonaktiebolaget LM Ericsson ADR	1,085,700	6,341
	Cisco Systems Inc.	117,600	5,602
	Apple Inc.	37,800	4,911
	Entegris Inc.	51,300	3,365
	Fidelity National Information Services Inc.	49,000	3,325
	Applied Materials Inc.	31,800	3,097
	Corning Inc.	96,250	3,074
*	PayPal Holdings Inc.	24,000	1,709
	Mastercard Inc. Class A	4,700	1,634
*	Autodesk Inc.	5,900	1,103
*	BlackBerry Ltd.	148,000	483
			352,371
Materials (1.4%)
	Albemarle Corp.	26,100	5,660
	Glencore plc	702,066	4,682
	DuPont de Nemours Inc.	38,566	2,647
	Freeport-McMoRan Inc.	65,500	2,489
	Linde plc	6,300	2,055
	Corteva Inc.	30,700	1,804
	Dow Inc.	18,066	910
			20,247
Total Common Stocks (Cost $921,280)			1,354,580
Temporary Cash Investments (4.4%)
Money Market Fund (4.4%)
[1]	Vanguard Market Liquidity Fund, 4.334% (Cost $63,111)	631,154	63,109
Total Investments (99.9%) (Cost $984,391)			1,417,689
Other Assets and Liabilities—Net (0.1%)			922
Net Assets (100%)			1,418,611
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
7

Capital Growth Portfolio
Statement of Assets and Liabilities
As of December 31, 2022
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $921,280)	1,354,580
Affiliated Issuers (Cost $63,111)	63,109
Total Investments in Securities	1,417,689
Investment in Vanguard	55
Receivables for Accrued Income	1,730
Receivables for Capital Shares Issued	254
Total Assets	1,419,728
Liabilities
Due to Custodian	1
Payables for Investment Securities Purchased	236
Payables to Investment Advisor	532
Payables for Capital Shares Redeemed	230
Payables to Vanguard	118
Total Liabilities	1,117
Net Assets	1,418,611
At December 31, 2022, net assets consisted of:

Paid-in Capital	889,322
Total Distributable Earnings (Loss)	529,289
Net Assets	1,418,611

Net Assets
Applicable to 36,549,564 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,418,611
Net Asset Value Per Share	$38.81

See accompanying Notes, which are an integral part of the Financial Statements.
8

Capital Growth Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Dividends[1]	21,176
Interest[2]	987
Securities Lending—Net	6
Total Income	22,169
Expenses
Investment Advisory Fees—Note B	2,263
The Vanguard Group—Note C
Management and Administrative	2,673
Marketing and Distribution	85
Custodian Fees	17
Auditing Fees	27
Shareholders’ Reports	50
Trustees’ Fees and Expenses	1
Other Expenses	8
Total Expenses	5,124
Net Investment Income	17,045
Realized Net Gain (Loss)
Investment Securities Sold[2]	80,141
Foreign Currencies	3
Realized Net Gain (Loss)	80,144
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(365,792)
Foreign Currencies	(25)
Change in Unrealized Appreciation (Depreciation)	(365,817)
Net Increase (Decrease) in Net Assets Resulting from Operations	(268,628)
1	Dividends are net of foreign withholding taxes of $414,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $987,000, less than $1,000, less than $1,000, and $3,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,045	13,998
Realized Net Gain (Loss)	80,144	503,946
Change in Unrealized Appreciation (Depreciation)	(365,817)	(120,020)
Net Increase (Decrease) in Net Assets Resulting from Operations	(268,628)	397,924
Distributions
Total Distributions	(157,677)	(175,523)
Capital Share Transactions
Issued	130,652	196,815
Issued in Lieu of Cash Distributions	157,677	175,523
Redeemed	(218,431)	(912,117)
Net Increase (Decrease) from Capital Share Transactions	69,898	(539,779)
Total Increase (Decrease)	(356,407)	(317,378)
Net Assets
Beginning of Period	1,775,018	2,092,396
End of Period	1,418,611	1,775,018

See accompanying Notes, which are an integral part of the Financial Statements.
9

Capital Growth Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$50.69	$45.21	$40.76	$33.49	$35.12
Investment Operations
Net Investment Income[1]	.468	.356	.478	.503	.429
Net Realized and Unrealized Gain (Loss) on Investments	(7.744)	8.959	5.768	8.182	(.754)
Total from Investment Operations	(7.276)	9.315	6.246	8.685	(.325)
Distributions
Dividends from Net Investment Income	(.390)	(.480)	(.574)	(.411)	(.315)
Distributions from Realized Capital Gains	(4.214)	(3.355)	(1.222)	(1.004)	(.990)
Total Distributions	(4.604)	(3.835)	(1.796)	(1.415)	(1.305)
Net Asset Value, End of Period	$38.81	$50.69	$45.21	$40.76	$33.49
Total Return	-15.48%	21.54%	17.47%	26.50%	-1.18%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,419	$1,775	$2,092	$1,976	$1,596
Ratio of Total Expenses to Average Net Assets	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets	1.13%	0.73%	1.25%	1.37%	1.18%
Portfolio Turnover Rate	3%	5%[2]	6%	5%	6%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Capital Growth Portfolio
Notes to Financial Statements
The Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending
11

Capital Growth Portfolio
income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2022, the investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2022, the portfolio had contributed to Vanguard capital in the amount of $55,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
12

Capital Growth Portfolio
The following table summarizes the market value of the portfolio’s investments as of December 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,296,274	58,306	—	1,354,580
Temporary Cash Investments	63,109	—	—	63,109
Total	1,359,383	58,306	—	1,417,689
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences if any, will reverse at some time in the future. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	15,841
Undistributed Long-Term Gains	80,139
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	433,309
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	13,352	21,857
Long-Term Capital Gains	144,325	153,666
Total	157,677	175,523
*	Includes short-term capital gains, if any.
As of December 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	984,391
Gross Unrealized Appreciation	559,635
Gross Unrealized Depreciation	(126,337)
Net Unrealized Appreciation (Depreciation)	433,298
F.	During the year ended December 31, 2022, the portfolio purchased $41,255,000 of investment securities and sold $127,311,000 of investment securities, other than temporary cash investments.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2022 Shares (000)	2021 Shares (000)

Issued	3,146	4,068
Issued in Lieu of Cash Distributions	3,557	3,846
Redeemed	(5,169)	(19,180)
Net Increase (Decrease) in Shares Outstanding	1,534	(11,266)
At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 55% of the portfolio’s net assets. If this shareholder were to redeem its
13

Capital Growth Portfolio
investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
14

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Capital Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
15

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $221,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $144,325,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
16

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690CG 022023

Annual Report  |  December 31, 2022
Vanguard Variable Insurance Funds
Conservative Allocation Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio's Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The Conservative Allocation Portfolio returned –14.90%, in line with its benchmark index, the Conservative Allocation Composite Index, after factoring in the portfolio’s expenses.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which weighed on bond prices and increased fears of recession.
•	The portfolio targets an asset allocation of approximately 60% bonds and 40% stocks through these holdings: Vanguard Variable Insurance Funds Total Bond Market Index Portfolio and Equity Index Portfolio and Admiral™ Shares of Vanguard Total International Bond Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Extended Market Index Fund.
•	The Total International Bond Index Fund return helped performance the most at –12.92%; the Total Bond Market Index Portfolio returned –13.21%. The Total International Stock Index Fund returned –16.01%, the Equity Index Portfolio –18.23%, and the Extended Market Index Fund –26.47%.
•	The portfolio recorded an average annual return of 4.52% for the 10 years ended December 31, 2022, in line with its benchmark average of 4.76%.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2022
Conservative Allocation Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$992.10	$0.65
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying portfolios' annualized expense figure for that period is 0.13%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Conservative Allocation Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Conservative Allocation Portfolio	-14.90%	2.52%	4.52%	$15,555
Conservative Allocation Composite Index	-14.51	2.79	4.76	15,915
Dow Jones U.S. Total Stock Market Float Adjusted Index	-19.53	8.65	12.03	31,151
Conservative Allocation Composite Index: Weighted 42% Bloomberg U.S. Aggregate Float Adjusted Index, 24% S&P Total Market Index, 18% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 16% FTSE Global All Cap ex US Index as of April 1, 2017. Weighted 48% Bloomberg U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index through March 31, 2017. Previously, the composite was weighted 60% Bloomberg U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013.
See Financial Highlights for dividend and capital gains information.
3

Conservative Allocation Portfolio
Underlying Vanguard Funds
As of December 31, 2022
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	42.1%
Vanguard Variable Insurance Funds—Equity Index Portfolio	20.2
Vanguard Total International Bond Index Fund Admiral Shares	17.7
Vanguard Total International Stock Index Fund Admiral Shares	16.4
Vanguard Extended Market Index Fund Admiral Shares	3.6
The table reflects the portfolio's investments, except for short-term investments.
4

Conservative Allocation Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Stock Funds (23.8%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	1,716,088	87,074
Vanguard Extended Market Index Fund Admiral Shares	155,554	15,687
		102,761
International Stock Fund (16.4%)
Vanguard Total International Stock Index Fund Admiral Shares	2,535,905	70,651
U.S. Bond Fund (42.1%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	17,611,167	181,747
International Bond Fund (17.7%)
Vanguard Total International Bond Index Fund Admiral Shares	4,045,997	76,631
Total Investment Companies (Cost $478,009)		431,790
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.334% (Cost $17)	171	17
Total Investments (100.0%) (Cost $478,026)		431,807
Other Assets and Liabilities—Net (0.0%)		(111)
Net Assets (100%)		431,696
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
5

Conservative Allocation Portfolio
Statement of Assets and Liabilities
As of December 31, 2022

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $478,026)	431,807
Receivables for Capital Shares Issued	39
Total Assets	431,846
Liabilities
Payables for Investment Securities Purchased	17
Payables for Capital Shares Redeemed	133
Total Liabilities	150
Net Assets	431,696
At December 31, 2022, net assets consisted of:

Paid-in Capital	458,482
Total Distributable Earnings (Loss)	(26,786)
Net Assets	431,696

Net Assets
Applicable to 18,976,987 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	431,696
Net Asset Value Per Share	$22.75
See accompanying Notes, which are an integral part of the Financial Statements.
6

Conservative Allocation Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	8,847
Net Investment Income—Note B	8,847
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	5,724
Affiliated Funds Sold	5,416
Futures Contracts	(8)
Realized Net Gain (Loss)	11,132
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(99,783)
Net Increase (Decrease) in Net Assets Resulting from Operations	(79,804)
See accompanying Notes, which are an integral part of the Financial Statements.
7

Conservative Allocation Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,847	11,746
Realized Net Gain (Loss)	11,132	21,001
Change in Unrealized Appreciation (Depreciation)	(99,783)	(1,465)
Net Increase (Decrease) in Net Assets Resulting from Operations	(79,804)	31,282
Distributions
Total Distributions	(32,935)	(26,291)
Capital Share Transactions
Issued	44,556	80,224
Issued in Lieu of Cash Distributions	32,935	26,291
Redeemed	(81,774)	(84,112)
Net Increase (Decrease) from Capital Share Transactions	(4,283)	22,403
Total Increase (Decrease)	(117,022)	27,394
Net Assets
Beginning of Period	548,718	521,324
End of Period	431,696	548,718
See accompanying Notes, which are an integral part of the Financial Statements.
8

Conservative Allocation Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$28.60	$28.40	$26.53	$24.02	$25.84
Investment Operations
Net Investment Income[1]	.456	.613	.499	.660	.581
Capital Gain Distributions Received[1]	.295	.345	.123	.117	.100
Net Realized and Unrealized Gain (Loss) on Investments	(4.840)	.664	2.266	2.921	(1.417)
Total from Investment Operations	(4.089)	1.622	2.888	3.698	(.736)
Distributions
Dividends from Net Investment Income	(.639)	(.440)	(.631)	(.585)	(.519)
Distributions from Realized Capital Gains	(1.122)	(.982)	(.387)	(.603)	(.565)
Total Distributions	(1.761)	(1.422)	(1.018)	(1.188)	(1.084)
Net Asset Value, End of Period	$22.75	$28.60	$28.40	$26.53	$24.02
Total Return	-14.90%	5.99%	11.73%	15.83%	-2.98%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$432	$549	$521	$425	$321
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	1.89%	2.17%	1.90%	2.61%	2.33%
Portfolio Turnover Rate	10%	12%	27%	10%	18%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Conservative Allocation Portfolio
Notes to Financial Statements
The Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio's investments and portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The portfolio uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2022.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at an
10

Conservative Allocation Portfolio
agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2022, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2022, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	8,390
Undistributed Long-Term Gains	11,190
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(46,366)
11

Conservative Allocation Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	12,798	12,555
Long-Term Capital Gains	20,137	13,736
Total	32,935	26,291
*	Includes short-term capital gains, if any.
As of December 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	478,173
Gross Unrealized Appreciation	11,110
Gross Unrealized Depreciation	(57,476)
Net Unrealized Appreciation (Depreciation)	(46,366)
E.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2022	2021
	Shares (000)	Shares (000)
Issued	1,802	2,842
Issued in Lieu of Cash Distributions	1,307	970
Redeemed	(3,321)	(2,981)
Net Increase (Decrease) in Shares Outstanding	(212)	831
At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 78% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might lead to the realization of taxable capital gains.
12

Conservative Allocation Portfolio
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2022 Market Value ($000)
Vanguard Extended Market Index Fund	22,384	297	960	380	(6,414)	181	—	15,687
Vanguard Market Liquidity Fund	24	NA1	NA1	—	—	1	—	17
Vanguard Total International Bond Index Fund	97,214	3,846	11,189	(636)	(12,604)	1,149	—	76,631
Vanguard Total International Stock Index Fund	89,655	8,619	12,009	1,595	(17,209)	2,155	—	70,651
Vanguard Variable Insurance Funds—Equity Index Portfolio	110,814	20,025	19,199	5,289	(29,855)	1,279	4,276	87,074
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	228,574	15,232	27,146	(1,212)	(33,701)	4,082	1,448	181,747
Total	548,665	48,019	70,503	5,416	(99,783)	8,847	5,724	431,807
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
13

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Conservative Allocation Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Conservative Allocation Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
14

Tax information (unaudited)
For corporate shareholders, 16.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $1,491,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $20,137,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio hereby designates 33.8%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The portfolio designates to shareholders foreign source income of $3,336,000 and foreign taxes paid of $211,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
15

"Bloomberg®," Bloomberg U.S. Aggregate Float Adjusted Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Conservative Allocation Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Conservative Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Conservative Allocation Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Conservative Allocation Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Conservative Allocation Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Conservative Allocation Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Conservative Allocation Portfolio customers, in connection with the administration, marketing or trading of the Conservative Allocation Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE CONSERVATIVE ALLOCATION PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CONSERVATIVE ALLOCATION PORTFOLIO OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
16

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of
IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services
(2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690CA 022023

Annual Report   |   December 31, 2022
Vanguard Variable Insurance Funds
Diversified Value Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The Diversified Value Portfolio returned –11.49%, trailing the –7.54% return of its benchmark, the Russell 1000 Value Index.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which increased fears of recession.
•	Value stocks outperformed growth stocks by a wide margin for the 12 months. The broad U.S. stock market, as measured by the CRSP US Total Market Index, returned –19.49%.
•	The advisor’s holdings in energy contributed most to results. An overweight allocation to information technology and underweight allocation to health care detracted from relative performance, as did holdings in the communication services and consumer discretionary sectors.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

Advisors’ Report
The Diversified Value Portfolio returned –11.49% for the 12 months ended December 31, 2022. It trailed the –7.54% return of its benchmark, the Russell 1000 Value Index.
The portfolio is overseen by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the period and of the effect it had on the portfolio’s positioning. These reports were prepared on January 13, 2023.
Lazard Asset Management LLC
Portfolio Managers:
Andrew Lacey, Deputy Chairman
Our U.S. Equity Select strategy is based on the relationship between valuation and financial productivity. We seek to identify and empirically review two sources of alpha, which we focus on exclusively:
•	Compounders: Our analysis indicates these companies can sustain very high levels of financial productivity for longer than the market expects, and their share price does not reflect this sustainability. We typically invest 60% to 80% of our capital in Compounders.
•	Improvers: We believe companies can improve returns, but investors often are too optimistic about the probability of success. Our research indicates that companies that improve their returns on capital materially outperform the broad market. We typically invest 20% to 40% of our capital in Improvers.
Over the past year, equity markets have been difficult, with both the broad benchmark (Standard & Poor’s 500 Index)
and the value-based benchmark (Russell 1000 Value Index) declining significantly. During this time, our strategy outperformed the broad benchmark and lagged the value-based benchmark. Results over the past year were largely driven by the Compounder component of the portfolio, as the highest-quality companies in the market continued to expand their competitive advantages. Several of the Compounders in the portfolio across various sectors had positive returns—which was notable, given that the S&P 500 Index decreased –18.1%.
Over the past 12 months, we moderately reduced capital in our strategy’s consumer discretionary, health care, and industrial holdings as some stocks moved toward their base-case scenarios. Conversely, we added capital to both Compounders and Improvers in communications services, financials, and information technology. The portfolio’s weight in Compounders remained in the middle of the target range of 60% to 80% of our strategy’s capital throughout the year. We believe this remains appropriate in light of the continued economic uncertainty.
Looking forward, we view the macroeconomic outlook as more constructive but not without risk. We believe the key questions for 2023 are:
•	Will inflation continue to subside from its late-2022 levels?
•	When and at what level will the U.S. Federal Reserve pause its rate-hike cycle?
•	For how long will the Fed keep rates high?
•	If the U.S. economy enters a recession, how deep will that recession be?
•	What do the answers to these questions mean to corporate earnings and discount rates on future cash flows?
As the global economy is adjusting to monetary policy normalization amid an uneven recovery from the pandemic and ongoing geopolitical strife, we expect to see continued volatility in 2023 as markets weigh these factors. As active stock pickers, we believe there will be opportunities to add capital to high-quality companies whose long-term potential is underappreciated. We continue to focus on company fundamentals and on making sure our strategy invests in companies that are prepared for a range of economic scenarios.
Hotchkis and Wiley Capital Management, LLC
Portfolio Managers:
George H. Davis, Jr.,
Executive Chairman
Scott McBride, CFA,
Chief Executive Officer
In 2022, the economy and capital markets experienced milestones that had not been observed for quite some time. The Standard & Poor’s 500 Index declined –18.1%. Since the Great Depression, only three years have been worse: 1974 (oil crisis), 2002 (tech bubble burst), and 2008 (financial crisis). Value stocks declined but held up much better than growth stocks. The Russell 1000 Value Index returned –7.5% compared to the Russell 1000 Growth Index’s –29.1%. The difference of more than 21 percentage points represented value’s largest advantage since 2000. Despite the outperformance, the price/earnings gap between growth and value remains almost a full standard deviation wider than average. Considering the still-wide valuation gap and value’s significant outperformance in periods of elevated or rising inflation and interest rates, we are optimistic that value’s outperformance can persist.
Inflation peaked midyear at 9.1%, the highest reading in more than 40 years. To combat rising prices, the Federal Open Market Committee increased the federal funds rate by more than 400 basis points over the course of 2022, from 0.25% to 4.5% (upper bounds). This was the largest rate hike in any calendar year since 1973, and the current 4.5% level is the highest in more than 15 years. Other interest rates followed suit: 10-year Treasury yields
2

peaked above 4% for the first time in more than a decade; 30-year mortgage rates peaked above 7% for the first time in more than two decades. Yields on corporate credit also increased significantly. The Treasury yield curve remains significantly inverted, which has historically been a harbinger of recessions. The tight labor market exhibited strong contrasting signals, however, with the unemployment rate reaching a 50-year low. Expectations for future corporate earnings are roughly flat; thus, the stock market’s decline was entirely caused by a compression in valuation multiples, as opposed to an actual or expected decline in earnings.
Forecasting economic growth and/or predicting recessions is not our area of expertise. We do, however, fully acknowledge current warning signs, such as continued monetary tightening from the U.S. Federal Reserve and the direction of the yield curve. Two things providing solace in the event of an economic slowdown are modest financial leverage and attractive valuations. There are fewer excesses in the system compared to prior recessionary periods like 2008. Unlike then, balance sheets of both consumers and financial institutions are quite strong. Further, equity valuations are reasonable; in select market segments, they are unusually attractive. A strong argument could be made that a recession is already priced into equity markets, at least in certain market segments, which is different compared to recessionary periods like 2002. While several signs point to an economic slowdown, several others suggest that the severity would be manageable and/or much of the pain has already been felt.
The portfolio’s overweight allocation to energy helped its performance. The underweight exposure to real estate, which was among the worst-performing sectors in the year, also helped, as did selection within financials and information technology. The overweight allocation to information technology and the underweight to health care detracted from performance; so, too, did stock selection within communication services and consumer discretionary.
Diversified Value Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	57	606	Employs a relative-value approach that seeks a combination of attractive valuation and high financial productivity. The process is research-driven, relying upon bottom-up stock analysis performed by the firm’s global sector analysts.
Hotchkis and Wiley Capital Management LLC	41	441	Uses a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.
Cash Investments	2	23	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2022
Diversified Value Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,052.60	$1.50
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.74	1.48
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

Diversified Value Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Diversified Value Portfolio	-11.49%	8.08%	10.08%	$26,130
Russell 1000 Value Index	-7.54	6.67	10.29	26,632
Dow Jones U.S. Total Stock Market Float Adjusted Index	-19.53	8.65	12.03	31,151
See Financial Highlights for dividend and capital gains information.
5

Diversified Value Portfolio
Portfolio Allocation
As of December 31, 2022
Communication Services	7.9%
Consumer Discretionary	9.1
Consumer Staples	5.9
Energy	8.0
Financials	19.3
Health Care	14.7
Industrials	11.4
Information Technology	20.0
Materials	1.4
Real Estate	1.3
Utilities	1.0
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Diversified Value Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (94.5%)
Communication Services (7.5%)
*	Alphabet Inc. Class A	444,670	39,233
	Comcast Corp. Class A	242,238	8,471
*	Walt Disney Co.	90,074	7,826
*	Warner Bros Discovery Inc.	606,979	5,754
*	Meta Platforms Inc. Class A	46,473	5,593
	News Corp. Class A	252,544	4,596
	Vodafone Group plc ADR	366,849	3,713
	Paramount Global Inc. Class B	143,800	2,427
	Omnicom Group Inc.	29,391	2,397
			80,010
Consumer Discretionary (8.6%)
*	Amazon.com Inc.	253,891	21,327
	McDonald's Corp.	54,251	14,297
	General Motors Co.	324,983	10,932
	Home Depot Inc.	26,725	8,441
	Magna International Inc.	142,575	8,010
	Dollar General Corp.	32,495	8,002
*	Aptiv plc	80,725	7,518
	NIKE Inc. Class B	63,703	7,454
*	Booking Holdings Inc.	1,800	3,627
*	Adient plc	41,837	1,451
*	Goodyear Tire & Rubber Co.	109,808	1,115
			92,174
Consumer Staples (5.6%)
	Procter & Gamble Co.	92,970	14,090
	Coca-Cola Co.	216,386	13,764
	Mondelez International Inc. Class A	122,830	8,187
	Unilever plc ADR	159,693	8,041
	Estee Lauder Cos. Inc. Class A	32,332	8,022
	Sysco Corp.	97,988	7,491
			59,595
Energy (7.6%)
	ConocoPhillips	119,827	14,140
	APA Corp.	231,253	10,795
	Chevron Corp.	53,565	9,614
	Shell plc ADR	141,036	8,032
	NOV Inc.	332,415	6,944
	Marathon Oil Corp.	236,887	6,413
	Ovintiv Inc. (XNYS)	107,000	5,426
	Halliburton Co.	126,479	4,977
	Murphy Oil Corp.	105,040	4,518
	Hess Corp.	22,812	3,235
	Cenovus Energy Inc.	143,100	2,778
	Schlumberger Ltd.	42,300	2,261
	Baker Hughes Co. Class A	67,300	1,987
			81,120
Financials (18.3%)
	Wells Fargo & Co.	641,685	26,495
	Bank of America Corp.	633,529	20,983
	Citigroup Inc.	441,353	19,962
	Intercontinental Exchange Inc.	176,420	18,099
		Shares	Market Value• ($000)
	American Express Co.	113,599	16,784
	American International Group Inc.	239,602	15,152
	Marsh & McLennan Cos. Inc.	74,233	12,284
	PNC Financial Services Group Inc.	69,607	10,994
	Goldman Sachs Group Inc.	26,590	9,131
	Bank of New York Mellon Corp.	196,934	8,965
	Hartford Financial Services Group Inc.	106,400	8,068
	Citizens Financial Group Inc.	172,561	6,794
	Commerce Bancshares Inc.	83,467	5,682
	US Bancorp	129,600	5,652
	First Citizens BancShares Inc. Class A	3,872	2,936
	Corebridge Financial Inc.	102,500	2,056
	Capital One Financial Corp.	20,500	1,906
	Equitable Holdings Inc.	65,264	1,873
	State Street Corp.	23,210	1,800
			195,616
Health Care (13.9%)
	Johnson & Johnson	147,634	26,080
	Thermo Fisher Scientific Inc.	26,488	14,587
	Medtronic plc	178,253	13,854
	Danaher Corp.	50,439	13,388
	Humana Inc.	22,382	11,464
*	Boston Scientific Corp.	225,613	10,439
	UnitedHealth Group Inc.	18,643	9,884
	Elevance Health Inc.	16,081	8,249
*	IQVIA Holdings Inc.	32,325	6,623
	Zoetis Inc.	42,834	6,277
	CVS Health Corp.	63,300	5,899
*	Centene Corp.	66,160	5,426
	HCA Healthcare Inc.	22,200	5,327
	Cigna Corp.	10,000	3,313
	Zimmer Biomet Holdings Inc.	24,011	3,061
	Sanofi ADR	54,264	2,628
	GSK plc ADR	60,732	2,134
			148,633
Industrials (10.7%)
	General Electric Co.	315,952	26,473
	Honeywell International Inc.	88,832	19,037
	Norfolk Southern Corp.	47,719	11,759
	FedEx Corp.	63,933	11,073
	Waste Management Inc.	57,355	8,998
	Cummins Inc.	24,651	5,973
*	Boeing Co.	30,100	5,734
	Caterpillar Inc.	23,738	5,687
	Raytheon Technologies Corp.	49,900	5,036
	HEICO Corp.	29,671	4,558
	CNH Industrial NV	271,534	4,361
	PACCAR Inc.	42,920	4,248
*	Fluor Corp.	64,750	2,244
			115,181
		Shares	Market Value• ($000)
Information Technology (18.9%)
	Microsoft Corp.	235,701	56,526
	Visa Inc. Class A	90,735	18,851
	Analog Devices Inc.	82,344	13,507
	Oracle Corp.	156,064	12,757
*	Workday Inc. Class A	74,300	12,433
*	F5 Inc.	71,000	10,189
	Amphenol Corp. Class A	125,604	9,563
*	Salesforce Inc.	66,845	8,863
	Cisco Systems Inc.	180,483	8,598
	Applied Materials Inc.	76,913	7,490
*	Adobe Inc.	20,635	6,944
	Accenture plc Class A	25,319	6,756
	Telefonaktiebolaget LM Ericsson ADR	783,115	4,573
	Corning Inc.	129,730	4,144
	TE Connectivity Ltd.	35,960	4,128
	Micron Technology Inc.	73,600	3,678
	Fidelity National Information Services Inc.	46,500	3,155
	Cognex Corp.	61,194	2,883
*	PayPal Holdings Inc.	36,707	2,614
*	Fiserv Inc.	24,000	2,426
	Cognizant Technology Solutions Corp. Class A	33,200	1,899
			201,977
Materials (1.3%)
	Avery Dennison Corp.	37,363	6,763
	Olin Corp.	111,600	5,908
	International Paper Co.	37,197	1,288
			13,959
Real Estate (1.2%)
	Prologis Inc.	119,403	13,460
Utilities (0.9%)
	PPL Corp.	330,155	9,647
Total Common Stocks (Cost $960,044)			1,011,372
Temporary Cash Investments (5.1%)
Money Market Fund (5.1%)
[1]	Vanguard Market Liquidity Fund, 4.334% (Cost $54,304)	543,071	54,302
Total Investments (99.6%) (Cost $1,014,348)			1,065,674
Other Assets and Liabilities—Net (0.4%)			4,199
Net Assets (100%)			1,069,873
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
7

Diversified Value Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-Mini S&P 500 Index	March 2023	116	22,394	(628)

See accompanying Notes, which are an integral part of the Financial Statements.
8

Diversified Value Portfolio
Statement of Assets and Liabilities
As of December 31, 2022
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $960,044)	1,011,372
Affiliated Issuers (Cost $54,304)	54,302
Total Investments in Securities	1,065,674
Investment in Vanguard	41
Cash	1,351
Cash Collateral Pledged—Futures Contracts	1,231
Receivables for Accrued Income	1,332
Receivables for Capital Shares Issued	1,110
Total Assets	1,070,739
Liabilities
Payables for Investment Securities Purchased	216
Payables to Investment Advisor	353
Payables for Capital Shares Redeemed	160
Payables to Vanguard	75
Variation Margin Payable—Futures Contracts	62
Total Liabilities	866
Net Assets	1,069,873
At December 31, 2022, net assets consisted of:

Paid-in Capital	945,171
Total Distributable Earnings (Loss)	124,702
Net Assets	1,069,873

Net Assets
Applicable to 76,369,157 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,069,873
Net Asset Value Per Share	$14.01

See accompanying Notes, which are an integral part of the Financial Statements.
9

Diversified Value Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Dividends[1]	17,640
Interest[2]	1,039
Securities Lending—Net	5
Total Income	18,684
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,306
Performance Adjustment	110
The Vanguard Group—Note C
Management and Administrative	1,661
Marketing and Distribution	67
Custodian Fees	11
Auditing Fees	27
Shareholders’ Reports	19
Trustees’ Fees and Expenses	—
Other Expenses	8
Total Expenses	3,209
Net Investment Income	15,475
Realized Net Gain (Loss)
Investment Securities Sold[2]	67,229
Futures Contracts	(7,466)
Foreign Currencies	(9)
Realized Net Gain (Loss)	59,754
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(217,547)
Futures Contracts	(1,241)
Change in Unrealized Appreciation (Depreciation)	(218,788)
Net Increase (Decrease) in Net Assets Resulting from Operations	(143,559)
1	Dividends are net of foreign withholding taxes of $93,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $1,019,000, ($6,000), less than $1,000, and $4,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,475	12,799
Realized Net Gain (Loss)	59,754	101,666
Change in Unrealized Appreciation (Depreciation)	(218,788)	169,248
Net Increase (Decrease) in Net Assets Resulting from Operations	(143,559)	283,713
Distributions
Total Distributions	(114,358)	(28,403)
Capital Share Transactions
Issued	137,508	192,120
Issued in Lieu of Cash Distributions	114,358	28,402
Redeemed	(152,810)	(198,338)
Net Increase (Decrease) from Capital Share Transactions	99,056	22,184
Total Increase (Decrease)	(158,861)	277,494
Net Assets
Beginning of Period	1,228,734	951,240
End of Period	1,069,873	1,228,734

See accompanying Notes, which are an integral part of the Financial Statements.
10

Diversified Value Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$17.45	$13.74	$16.45	$14.33	$17.04
Investment Operations
Net Investment Income[1]	.204	.183	.209	.364	.412
Net Realized and Unrealized Gain (Loss) on Investments	(2.034)	3.940	.133	3.135	(1.872)
Total from Investment Operations	(1.830)	4.123	.342	3.499	(1.460)
Distributions
Dividends from Net Investment Income	(.181)	(.174)	(.409)	(.462)	(.423)
Distributions from Realized Capital Gains	(1.429)	(.239)	(2.643)	(.917)	(.827)
Total Distributions	(1.610)	(.413)	(3.052)	(1.379)	(1.250)
Net Asset Value, End of Period	$14.01	$17.45	$13.74	$16.45	$14.33
Total Return	-11.49%	30.47%	11.78%	25.70%	-9.12%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,070	$1,229	$951	$974	$887
Ratio of Total Expenses to Average Net Assets[2]	0.29%	0.28%	0.28%	0.24%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.38%	1.14%	1.70%	2.39%	2.58%
Portfolio Turnover Rate	25%	25%	34%	117%	18%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, (0.03%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.
11

Diversified Value Portfolio
Notes to Financial Statements
The Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
12

Diversified Value Portfolio
6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Lazard Asset Management LLC and Hotchkis and Wiley Capital Management, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Lazard Asset Management LLC and Hotchkis and Wiley Capital Management, LLC, are subject to quarterly adjustments based on performance relative to the S&P 500 Index and the Russell 1000 Value Index, respectively, since December 31, 2019.
Vanguard manages the cash reserves of the portfolio as described below.
13

Diversified Value Portfolio
For the year ended December 31, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, before a net increase of $110,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2022, the portfolio had contributed to Vanguard capital in the amount of $41,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2022, 100% of the market value of the portfolio’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	15,641
Undistributed Long-Term Gains	58,548
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	50,513
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	41,617	11,958
Long-Term Capital Gains	72,741	16,445
Total	114,358	28,403
*	Includes short-term capital gains, if any.
14

Diversified Value Portfolio
As of December 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,015,162
Gross Unrealized Appreciation	159,486
Gross Unrealized Depreciation	(108,973)
Net Unrealized Appreciation (Depreciation)	50,513
F.	During the year ended December 31, 2022, the portfolio purchased $265,141,000 of investment securities and sold $265,723,000 of investment securities, other than temporary cash investments.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2022 Shares (000)	2021 Shares (000)

Issued	8,931	12,190
Issued in Lieu of Cash Distributions	7,279	1,880
Redeemed	(10,246)	(12,901)
Net Increase (Decrease) in Shares Outstanding	5,964	1,169
At December 31, 2022, two shareholders (insurance company separate accounts whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) were each a record or beneficial owner of at least 25% or more of the portfolio’s net assets, with a combined ownership of 78%. If any of these shareholders were to redeem their investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
15

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Diversified Value Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Diversified Value Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
16

Tax information (unaudited)
For corporate shareholders, 90.2%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $249,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $72,741,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
17

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690DV 022023

Annual Report   |   December 31, 2022
Vanguard Variable Insurance Funds
Equity Income Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2022, the Equity Income Portfolio of Vanguard Variable Insurance Funds returned –0.66%, lagging the –0.32% return of its benchmark, the FTSE High Dividend Yield Index.
•	Financial markets were challenged as inflation soared to its highest levels in decades because of increased government spending during the pandemic and higher energy and food prices resulting from Russia’s invasion of Ukraine. To combat higher prices, central banks around the world tightened monetary policy, which caused fears of recession.
•	The portfolio’s positions in consumer discretionary, financials, and utilities boosted relative performance the most. Selection in energy and health care and an overweight to real estate detracted.
•	For the decade ended December 31, 2022, the portfolio produced an average annual return of 11.58%, slightly below that of its benchmark.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

Advisors’ Report
The Equity Income Portfolio returned –0.66% for the 12 months ended December 31, 2022, lagging the –0.32% return of its benchmark, the FTSE High Dividend Yield Index.
The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also provided a discussion of the investment environment that existed during the 12 months and its effect on the portfolio’s positioning. These comments were prepared on January 13, 2023.
Wellington Management Company llp
Portfolio Manager:
Matthew C. Hand, CFA,
Senior Managing Director
Investment environment
U.S. equities fell during the 12-month period ended December 31, 2022, amid rampant inflation, surging borrowing costs, uncertainty about corporate earnings, and an increased probability of recession.
Stocks opened the year lower as they registered their first quarterly loss since March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the Federal Reserve drove the S&P 500 Index into correction territory in February. President Joe Biden signed into law a massive $1.5 trillion spending bill, which included substantial increases in domestic and national security programs and $13.6 billion in aid to Ukraine.
Equities continued to fall during a volatile second quarter. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its largest quarterly loss since September 2001. The housing market was pressured by soaring mortgage rates, slowing demand, and elevated home prices.
In the third quarter, stocks continued their slide as risk sentiment deteriorated on fears that aggressive interest rate hikes and tighter financial conditions would constrain economic growth and drive the U.S. to recession.
Equities rallied in the fourth quarter. Greater optimism that the Fed would begin to scale back its aggressive pace of interest rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in October and November. But risk sentiment waned again in December amid recession fears, macroeconomic headwinds, and downside earnings risks. The Fed raised interest rates by 50 basis points (bps), snapping a streak of four consecutive hikes of 75 bps. (A basis point is one-hundredth of a percentage point.)
Our successes and shortfalls
Throughout 2022, sector allocation, a result of our bottom-up stock selection process, drove relative performance in our portion of the portfolio. Our underweight positions in consumer discretionary and communication services and an overweight to health care contributed to results. Overweight positions in real estate and an underweight position in energy lagged.
Security selection was strong in financials, utilities, and consumer discretionary, while selection in energy and health care detracted.
Top contributors included U.S.-based exploration and production companies Pioneer Natural Resources and
ConocoPhillips. Not owning benchmark constituent Intel, a U.S.-based semiconductor chip manufacturer, also boosted relative performance.
Top detractors included not owning U.S.-based oil and gas companies ExxonMobil and Chevron, as well as our position in home improvement retailer Lowe’s.
At the end of the period, we were most overweighted in health care, real estate, and information technology and most underweighted in financials, consumer staples, and communication services.
As we enter 2023, we continue to focus on finding high-quality businesses with strong balance sheets and sustainable dividends. We are confident in the sustainability of dividends and long-term value of holdings in the portfolio. As always, we appreciate your continued confidence in our team.
Vanguard Quantitative Equity Group
Portfolio Manager:
Sharon Hill, Ph.D.,
Head of the Alpha Equity Global and Income Investment team
Investment environment
Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. Overall, economic conditions deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which increased fears of recession.
For the 12 months ended December 31, U.S. stocks returned –19.21%, as measured by the Russell 3000 Index. Stocks outside the U.S. returned –15.49%, as measured by the FTSE All-World ex US Index.
2

The broad U.S. bond market returned –13.07% for the 12-month period, as measured by the Bloomberg U.S. Aggregate Float Adjusted Index. Non-U.S. bonds, as measured by the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), fell –12.72% for the year.
Investment strategy
Although it’s important to understand how overall performance is affected by macro factors, our approach to investing focuses on specific fundamentals. During the year, we initiated a transition away from our previous six-characteristic approach. Instead, we began to evaluate each stock’s attractiveness based on four quantitative criteria that better allow us to construct a portfolio with an emphasis on dividends and cash flow rather than earnings expectations.
Our revised sub-factors are sustainable dividend growth—the ability to grow earnings year after year; strong market sentiment—market confirmation of our view; high quality—healthy balance sheets and steady cash-flow generation; and reasonable yields valuation—our selection of stocks that offer sensible dividend payments.
Using these four themes, we generate a daily composite stock ranking. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).
Successes and shortfalls
During the fiscal year, our market sentiment model added to relative performance, while our value and sustainable dividend growth models detracted. Our quality model was neutral.
Six of the fund’s 11 industry sectors contributed to relative performance. Our positions in materials, consumer staples, and energy helped the most, while our positions in industrials, financials, and utilities detracted the most. In materials, selection was particularly strong in metals and mining companies.
At the individual-stock level, some of the strongest results came from overweights to materials company Steel Dynamics and energy companies EOG Resources, APA, and SFL, as well as an underweight to financials company Blackstone.
The greatest shortfalls came from overweighting financials company Ally Financial, information technology company Qualcomm, and utilities company NRG Energy, as well as from underweighting energy companies ConocoPhillips and Schlumberger.
We continue to believe that constructing a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We believe our portfolio offers a strong mix of stocks with attractive valuations and value characteristics.
Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	62	1,235	Employs a fundamental approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.
Vanguard Quantitative Equity Group	34	664	Employs a quantitative approach that focuses on fundamental factors, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
Cash Investments	4	79	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2022
Equity Income Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,075.40	$1.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.69	1.53
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

Equity Income Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Equity Income Portfolio	-0.66%	8.51%	11.58%	$29,901
FTSE High Dividend Yield Index	-0.32	8.28	11.66	30,140
Dow Jones U.S. Total Stock Market Float Adjusted Index	-19.53	8.65	12.03	31,151

See Financial Highlights for dividend and capital gains information.
5

Equity Income Portfolio
Portfolio Allocation
As of December 31, 2022
Communication Services	2.3%
Consumer Discretionary	5.9
Consumer Staples	12.4
Energy	9.7
Financials	18.4
Health Care	18.2
Industrials	9.9
Information Technology	9.6
Materials	4.2
Real Estate	1.4
Utilities	8.0
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Equity Income Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (95.1%)
Communication Services (2.1%)
Comcast Corp. Class A	838,595	29,326
Verizon Communications Inc.	262,215	10,331
AT&T Inc.	147,422	2,714
Sinclair Broadcast Group Inc. Class A	8,689	135
		42,506
Consumer Discretionary (5.6%)
Home Depot Inc.	131,048	41,393
TJX Cos. Inc.	233,885	18,617
Lennar Corp. Class A	149,786	13,556
Lowe's Cos. Inc.	60,021	11,959
McDonald's Corp.	32,045	8,445
Target Corp.	28,315	4,220
Williams-Sonoma Inc.	31,052	3,568
Advance Auto Parts Inc.	22,132	3,254
Best Buy Co. Inc.	31,567	2,532
Starbucks Corp.	14,371	1,426
Macy's Inc.	40,959	846
Wendy's Co.	37,288	844
Whirlpool Corp.	4,174	590
Travel & Leisure Co.	9,099	331
La-Z-Boy Inc.	12,852	293
		111,874
Consumer Staples (11.8%)
Procter & Gamble Co.	220,784	33,462
Philip Morris International Inc.	295,926	29,951
Mondelez International Inc. Class A	399,038	26,596
Unilever plc ADR	482,437	24,291
Archer-Daniels-Midland Co.	236,523	21,961
Keurig Dr Pepper Inc.	428,432	15,278
Kellogg Co.	192,929	13,744
Walmart Inc.	91,361	12,954
Kimberly-Clark Corp.	87,198	11,837
PepsiCo Inc.	43,425	7,845
Coca-Cola Co.	119,721	7,615
Altria Group Inc.	153,199	7,003
Hershey Co.	22,394	5,186
Kroger Co.	105,150	4,688
Tyson Foods Inc. Class A	65,093	4,052
Colgate-Palmolive Co.	37,919	2,988
Ingredion Inc.	24,909	2,439
Medifast Inc.	11,082	1,278
		233,168
Energy (9.2%)
ConocoPhillips	411,676	48,578
EOG Resources Inc.	347,270	44,978
Coterra Energy Inc.	752,355	18,485
Exxon Mobil Corp.	162,017	17,871
Chevron Corp.	70,750	12,699
TC Energy Corp.	292,466	11,660
Phillips 66	95,598	9,950
Marathon Petroleum Corp.	56,099	6,529
Valero Energy Corp.	45,410	5,761
APA Corp.	73,436	3,428
	Shares	Market Value• ($000)
Schlumberger Ltd.	30,404	1,625
		181,564
Financials (17.5%)
JPMorgan Chase & Co.	537,257	72,046
Morgan Stanley	425,397	36,167
MetLife Inc.	413,487	29,924
Chubb Ltd.	117,080	25,828
Truist Financial Corp.	395,851	17,034
M&T Bank Corp.	116,659	16,923
Bank of America Corp.	428,152	14,180
Blackstone Inc.	182,743	13,558
American International Group Inc.	201,247	12,727
Raymond James Financial Inc.	118,703	12,683
Royal Bank of Canada	133,149	12,518
Wells Fargo & Co.	251,678	10,392
Citigroup Inc.	148,968	6,738
Goldman Sachs Group Inc.	17,413	5,979
Ameriprise Financial Inc.	17,261	5,375
Discover Financial Services	44,074	4,312
Bank of New York Mellon Corp.	92,038	4,190
CNO Financial Group Inc.	176,761	4,039
Hartford Financial Services Group Inc.	53,052	4,023
SLM Corp.	224,021	3,719
Radian Group Inc.	189,961	3,623
MGIC Investment Corp.	274,582	3,570
Popular Inc.	53,304	3,535
Zions Bancorp NA	61,034	3,000
Fidelity National Financial Inc.	78,585	2,956
Ally Financial Inc.	117,593	2,875
First BanCorp. (XNYS)	179,057	2,278
Travelers Cos. Inc.	11,863	2,224
Allstate Corp.	15,089	2,046
Jackson Financial Inc. Class A	56,662	1,971
Assurant Inc.	13,500	1,688
Assured Guaranty Ltd.	21,834	1,359
BlackRock Inc.	1,846	1,308
Heartland Financial USA Inc.	21,261	991
Aflac Inc.	5,475	394
Synchrony Financial	10,373	341
		346,514
Health Care (17.4%)
Pfizer Inc.	1,163,412	59,613
Johnson & Johnson	328,787	58,080
Merck & Co. Inc.	496,197	55,053
Eli Lilly & Co.	116,336	42,560
AstraZeneca plc ADR	253,958	17,218
AbbVie Inc.	95,974	15,510
Roche Holding AG	46,435	14,592
UnitedHealth Group Inc.	24,928	13,216
Medtronic plc	166,920	12,973
Becton Dickinson and Co.	45,673	11,615
Elevance Health Inc.	21,864	11,216
Amgen Inc.	36,628	9,620
		Shares	Market Value• ($000)
	CVS Health Corp.	92,758	8,644
	Bristol-Myers Squibb Co.	87,975	6,330
	Gilead Sciences Inc.	68,548	5,885
	Viatris Inc.	109,140	1,215
			343,340
Industrials (9.4%)
	General Dynamics Corp.	84,593	20,988
	Emerson Electric Co.	175,699	16,878
*	Siemens AG (Registered)	115,181	15,878
	L3Harris Technologies Inc.	76,216	15,869
	Johnson Controls International plc	240,260	15,377
	Raytheon Technologies Corp.	150,495	15,188
	Honeywell International Inc.	69,804	14,959
	Eaton Corp. plc	86,157	13,522
	Canadian National Railway Co.	97,462	11,577
	Lockheed Martin Corp.	18,410	8,956
	Caterpillar Inc.	26,355	6,314
	Waste Management Inc.	32,343	5,074
	Triton International Ltd.	62,319	4,286
	United Parcel Service Inc. Class B	24,069	4,184
	ManpowerGroup Inc.	46,843	3,898
	CH Robinson Worldwide Inc.	40,123	3,674
	Apogee Enterprises Inc.	79,342	3,528
	Cummins Inc.	10,027	2,429
	3M Co.	18,797	2,254
	Timken Co.	18,700	1,321
			186,154
Information Technology (9.1%)
	Cisco Systems Inc.	705,924	33,630
	QUALCOMM Inc.	276,028	30,347
	Broadcom Inc.	39,153	21,892
	Analog Devices Inc.	115,748	18,986
	Corning Inc.	427,419	13,652
	NXP Semiconductors NV	83,936	13,264
	TE Connectivity Ltd.	103,141	11,841
	Fidelity National Information Services Inc.	173,413	11,766
	HP Inc.	160,689	4,318
	Texas Instruments Inc.	22,734	3,756
	Automatic Data Processing Inc.	14,014	3,347
	Western Union Co.	231,036	3,181
	NetApp Inc.	52,438	3,150
	International Business Machines Corp.	17,534	2,470
	Avnet Inc.	59,269	2,464
	Intel Corp.	77,385	2,045
			180,109
Materials (4.0%)
	LyondellBasell Industries NV Class A	225,724	18,742
	Rio Tinto plc ADR	225,779	16,075
	PPG Industries Inc.	123,421	15,519
7

Equity Income Portfolio
	Shares	Market Value• ($000)
Celanese Corp. Class A	97,096	9,927
Steel Dynamics Inc.	44,601	4,358
Reliance Steel & Aluminum Co.	21,349	4,322
Linde plc	12,019	3,920
CF Industries Holdings Inc.	43,661	3,720
Nucor Corp.	12,821	1,690
Chemours Co.	50,639	1,551
		79,824
Real Estate (1.4%)
Crown Castle Inc.	112,128	15,209
Welltower Inc.	180,355	11,822
		27,031
Utilities (7.6%)
Exelon Corp.	649,364	28,072
American Electric Power Co. Inc.	282,984	26,869
NextEra Energy Inc.	289,107	24,169
Atmos Energy Corp.	176,910	19,826
Sempra Energy (XNYS)	111,214	17,187
WEC Energy Group Inc.	50,228	4,709
PPL Corp.	157,112	4,591
Hawaiian Electric Industries Inc.	88,019	3,684
Vistra Corp.	158,455	3,676
UGI Corp.	98,641	3,657
National Fuel Gas Co.	56,470	3,575
NRG Energy Inc.	110,628	3,520
Otter Tail Corp.	58,407	3,429
Duke Energy Corp.	12,850	1,323
Portland General Electric Co.	10,798	529
Eversource Energy	5,841	490
Southern Co.	4,418	316
MGE Energy Inc.	4,384	309
		149,931
Total Common Stocks (Cost $1,724,836)		1,882,015
		Shares	Market Value• ($000)
Temporary Cash Investments (4.3%)
Money Market Fund (4.0%)
[1]	Vanguard Market Liquidity Fund, 4.334%	782,739	78,266
		Face Amount ($000)
Repurchase Agreement (0.3%)
	BNP Paribas Securities Corp. 4.300%, 1/3/23 (Dated 12/30/22, Repurchase Value $5,803,000, collateralized by Fannie Mae 2.090%–6.000%, 10/1/36–12/1/52, and Freddie Mac 2.770%, 3/1/40, with a value of $5,916,000)	5,800	5,800
Total Temporary Cash Investments (Cost $84,068)			84,066
Total Investments (99.4%) (Cost $1,808,904)			1,966,081
Other Assets and Liabilities—Net (0.6%)			11,901
Net Assets (100%)			1,977,982
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-Mini S&P 500 Index	March 2023	422	81,467	(2,170)

See accompanying Notes, which are an integral part of the Financial Statements.
8

Equity Income Portfolio
Statement of Assets and Liabilities
As of December 31, 2022
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,730,636)	1,887,815
Affiliated Issuers (Cost $78,268)	78,266
Total Investments in Securities	1,966,081
Investment in Vanguard	73
Cash	23
Cash Collateral Pledged—Futures Contracts	4,566
Receivables for Investment Securities Sold	7,462
Receivables for Accrued Income	3,265
Receivables for Capital Shares Issued	43
Total Assets	1,981,513
Liabilities
Payables for Investment Securities Purchased	863
Payables to Investment Advisor	348
Payables for Capital Shares Redeemed	1,891
Payables to Vanguard	199
Variation Margin Payable—Futures Contracts	230
Total Liabilities	3,531
Net Assets	1,977,982
At December 31, 2022, net assets consisted of:

Paid-in Capital	1,670,199
Total Distributable Earnings (Loss)	307,783
Net Assets	1,977,982

Net Assets
Applicable to 82,039,835 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,977,982
Net Asset Value Per Share	$24.11

See accompanying Notes, which are an integral part of the Financial Statements.
9

Equity Income Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Dividends[1]	56,399
Interest[2]	1,181
Securities Lending—Net	18
Total Income	57,598
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,552
Performance Adjustment	219
The Vanguard Group—Note C
Management and Administrative	3,809
Marketing and Distribution	124
Custodian Fees	16
Auditing Fees	31
Shareholders’ Reports	16
Trustees’ Fees and Expenses	1
Other Expenses	8
Total Expenses	5,776
Expenses Paid Indirectly	(1)
Net Expenses	5,775
Net Investment Income	51,823
Realized Net Gain (Loss)
Investment Securities Sold[2]	117,800
Futures Contracts	(12,877)
Foreign Currencies	(14)
Realized Net Gain (Loss)	104,909
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(167,150)
Futures Contracts	(3,503)
Foreign Currencies	(27)
Change in Unrealized Appreciation (Depreciation)	(170,680)
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,948)
1	Dividends are net of foreign withholding taxes of $287,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $937,000, $1,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	51,823	47,641
Realized Net Gain (Loss)	104,909	404,635
Change in Unrealized Appreciation (Depreciation)	(170,680)	11,557
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,948)	463,833
Distributions
Total Distributions	(250,263)	(90,458)
Capital Share Transactions
Issued	331,885	372,060
Issued in Lieu of Cash Distributions	250,263	90,458
Redeemed	(237,500)	(959,785)
Net Increase (Decrease) from Capital Share Transactions	344,648	(497,267)
Total Increase (Decrease)	80,437	(123,892)
Net Assets
Beginning of Period	1,897,545	2,021,437
End of Period	1,977,982	1,897,545

See accompanying Notes, which are an integral part of the Financial Statements.
10

Equity Income Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$27.81	$23.07	$24.17	$21.24	$24.64
Investment Operations
Net Investment Income[1]	.665	.625	.595	.619	.620
Net Realized and Unrealized Gain (Loss) on Investments	(.756)	5.089	(.305)	4.319	(1.977)
Total from Investment Operations	(.091)	5.714	.290	4.938	(1.357)
Distributions
Dividends from Net Investment Income	(.687)	(.506)	(.618)	(.586)	(.562)
Distributions from Realized Capital Gains	(2.922)	(.468)	(.772)	(1.422)	(1.481)
Total Distributions	(3.609)	(.974)	(1.390)	(2.008)	(2.043)
Net Asset Value, End of Period	$24.11	$27.81	$23.07	$24.17	$21.24
Total Return	-0.66%	25.33%	3.25%	24.43%	-5.96%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,978	$1,898	$2,021	$1,834	$1,374
Ratio of Total Expenses to Average Net Assets[2]	0.30%[3]	0.30%	0.30%	0.30%	0.29%
Ratio of Net Investment Income to Average Net Assets	2.73%	2.45%	2.86%	2.76%	2.69%
Portfolio Turnover Rate	46%	41%[4]	40%	33%	36%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and (0.00%).
3	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.30%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Equity Income Portfolio
Notes to Financial Statements
The Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse
12

Equity Income Portfolio
imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and
13

Equity Income Portfolio
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Wellington Management Company llp provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the FTSE High Dividend Yield Index for the preceding three years.
Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $357,000 for the year ended December 31, 2022.
For the year ended December 31, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.08% of the portfolio’s average net assets, before a net increase $219,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2022, the portfolio had contributed to Vanguard capital in the amount of $73,000, representing less than 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2022, these arrangements reduced the portfolio’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
14

Equity Income Portfolio
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,851,545	30,470	—	1,882,015
Temporary Cash Investments	78,266	5,800	—	84,066
Total	1,929,811	36,270	—	1,966,081
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	2,170	—	—	2,170
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	49,588
Undistributed Long-Term Gains	101,807
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	156,388
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	99,454	47,031
Long-Term Capital Gains	150,809	43,427
Total	250,263	90,458
*	Includes short-term capital gains, if any.
As of December 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,809,702
Gross Unrealized Appreciation	256,962
Gross Unrealized Depreciation	(100,583)
Net Unrealized Appreciation (Depreciation)	156,379
G.	During the year ended December 31, 2022, the portfolio purchased $937,024,000 of investment securities and sold $830,230,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2022, such purchases were $6,002,000 and sales were $13,354,000, resulting in net realized gain of $1,917,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
15

Equity Income Portfolio
H.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2022 Shares (000)	2021 Shares (000)

Issued	13,527	15,137
Issued in Lieu of Cash Distributions	10,112	3,683
Redeemed	(9,839)	(38,213)
Net Increase (Decrease) in Shares Outstanding	13,800	(19,393)
At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 48% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Income Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Tax information (unaudited)
For corporate shareholders, 93.6%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $249,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $150,809,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
18

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Annuity and Insurance Services > 800-522-5555
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690EQUC 022023

Annual Report  |  December 31, 2022
Vanguard Variable Insurance Funds
Equity Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The Equity Index Portfolio returned –18.23%, in line with the –18.11% return of its benchmark, the Standard & Poor’s 500 Index.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which increased fears of recession.
•	Value stocks held up better than their growth counterparts during the period. Among sectors in the benchmark index, steep declines in information technology and consumer discretionary stocks were partly offset by robust gains in energy stocks.
•	For the decade through 2022, the portfolio had an annualized total return of 12.40%, in line with its benchmark.
•	Please note that the portfolio returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2022
Equity Index Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,022.40	$0.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Equity Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Equity Index Portfolio	-18.23%	9.27%	12.40%	$32,196
S&P 500 Index	-18.11	9.42	12.56	32,654
Dow Jones U.S. Total Stock Market Float Adjusted Index	-19.53	8.65	12.03	31,151
See Financial Highlights for dividend and capital gains information.
3

Equity Index Portfolio
Portfolio Allocation
As of December 31, 2022
Communication Services	7.3%
Consumer Discretionary	9.8
Consumer Staples	7.2
Energy	5.2
Financials	11.7
Health Care	15.8
Industrials	8.7
Information Technology	25.7
Materials	2.7
Real Estate	2.7
Utilities	3.2
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
4

Equity Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.4%)
Communication Services (7.2%)
*	Alphabet Inc. Class A	1,403,705	123,849
*	Alphabet Inc. Class C	1,243,382	110,325
*	Meta Platforms Inc. Class A	528,264	63,571
	Verizon Communications Inc.	986,630	38,873
*	Walt Disney Co.	428,269	37,208
	Comcast Corp. Class A	1,013,400	35,439
*	Netflix Inc.	104,544	30,828
	AT&T Inc.	1,674,308	30,824
*	T-Mobile US Inc.	140,300	19,642
	Activision Blizzard Inc.	167,270	12,804
*	Charter Communications Inc. Class A	25,246	8,561
	Electronic Arts Inc.	61,658	7,533
*	Warner Bros Discovery Inc.	519,095	4,921
	Omnicom Group Inc.	47,947	3,911
*	Take-Two Interactive Software Inc.	37,084	3,862
	Interpublic Group of Cos. Inc.	91,284	3,041
*	Match Group Inc.	65,764	2,729
*	Live Nation Entertainment Inc.	33,451	2,333
	Fox Corp. Class A	70,965	2,155
	Paramount Global Class B	118,614	2,002
	News Corp. Class A	90,106	1,640
	Lumen Technologies Inc.	222,938	1,164
	Fox Corp. Class B	33,014	939
*	DISH Network Corp. Class A	58,816	826
	News Corp. Class B	27,360	504
			549,484
Consumer Discretionary (9.7%)
*	Amazon.com Inc.	2,085,067	175,146
*	Tesla Inc.	630,567	77,673
	Home Depot Inc.	240,503	75,965
	McDonald's Corp.	172,060	45,343
	NIKE Inc. Class B	295,949	34,629
	Lowe's Cos. Inc.	145,820	29,053
	Starbucks Corp.	269,661	26,750
	TJX Cos. Inc.	272,771	21,713
*	Booking Holdings Inc.	9,112	18,363
	Target Corp.	108,131	16,116
	Dollar General Corp.	52,994	13,050
*	O'Reilly Automotive Inc.	14,701	12,408
	General Motors Co.	333,802	11,229
*	AutoZone Inc.	4,459	10,997
	Ford Motor Co.	927,935	10,792
	Ross Stores Inc.	81,542	9,465
	Marriott International Inc. Class A	63,218	9,413
*	Chipotle Mexican Grill Inc. Class A	6,514	9,038
	Yum! Brands Inc.	66,191	8,478
	Hilton Worldwide Holdings Inc.	63,573	8,033
*	Dollar Tree Inc.	49,425	6,991
	DR Horton Inc.	73,461	6,548
*	Aptiv plc	63,600	5,923
	Tractor Supply Co.	25,956	5,839
	Genuine Parts Co.	33,133	5,749
*	Ulta Beauty Inc.	12,026	5,641
	Lennar Corp. Class A	58,982	5,338
	eBay Inc.	127,435	5,285
	Darden Restaurants Inc.	28,702	3,970
	Best Buy Co. Inc.	47,095	3,777
		Shares	Market Value• ($000)
*	Las Vegas Sands Corp.	77,254	3,714
*	Etsy Inc.	29,521	3,536
	Garmin Ltd.	36,076	3,329
*	NVR Inc.	706	3,256
	LKQ Corp.	59,695	3,188
*	Expedia Group Inc.	35,395	3,101
	Domino's Pizza Inc.	8,331	2,886
	Pool Corp.	9,191	2,779
*	Royal Caribbean Cruises Ltd.	51,685	2,555
	MGM Resorts International	75,075	2,517
	PulteGroup Inc.	53,347	2,429
*	CarMax Inc.	37,141	2,261
	Bath & Body Works Inc.	53,608	2,259
	BorgWarner Inc.	54,822	2,207
	Tapestry Inc.	56,449	2,150
	VF Corp.	77,648	2,144
*	Caesars Entertainment Inc.	50,460	2,099
	Advance Auto Parts Inc.	14,102	2,073
*	Wynn Resorts Ltd.	24,175	1,994
*	Carnival Corp.	234,450	1,890
	Hasbro Inc.	30,558	1,864
	Whirlpool Corp.	12,832	1,815
*	Mohawk Industries Inc.	12,368	1,264
*	Norwegian Cruise Line Holdings Ltd.	98,815	1,209
	Newell Brands Inc.	88,310	1,155
	Ralph Lauren Corp. Class A	9,631	1,018
	Lennar Corp. Class B	1,025	77
			739,484
Consumer Staples (7.2%)
	Procter & Gamble Co.	556,719	84,376
	PepsiCo Inc.	323,656	58,472
	Coca-Cola Co.	914,335	58,161
	Costco Wholesale Corp.	103,975	47,465
	Walmart Inc.	331,565	47,013
	Philip Morris International Inc.	364,159	36,856
	Mondelez International Inc. Class A	320,733	21,377
	Altria Group Inc.	420,959	19,242
	Colgate-Palmolive Co.	196,202	15,459
	Estee Lauder Cos. Inc. Class A	54,328	13,479
	Archer-Daniels-Midland Co.	129,034	11,981
	General Mills Inc.	139,409	11,689
	Kimberly-Clark Corp.	79,273	10,761
	Sysco Corp.	119,049	9,101
*	Monster Beverage Corp.	89,489	9,086
	Constellation Brands Inc. Class A	38,144	8,840
	Hershey Co.	34,543	7,999
	Kraft Heinz Co.	187,178	7,620
	Keurig Dr Pepper Inc.	199,785	7,124
	Kroger Co.	153,191	6,829
	Walgreens Boots Alliance Inc.	168,450	6,293
	McCormick & Co. Inc. (Non-Voting)	58,859	4,879
	Church & Dwight Co. Inc.	57,283	4,617
	Conagra Brands Inc.	112,506	4,354
	Kellogg Co.	60,145	4,285
	Tyson Foods Inc. Class A	68,063	4,237
	Clorox Co.	28,994	4,069
	J M Smucker Co.	25,065	3,972
	Hormel Foods Corp.	68,118	3,103
	Lamb Weston Holdings Inc.	33,862	3,026
5

Equity Index Portfolio
		Shares	Market Value• ($000)
	Brown-Forman Corp. Class B	42,861	2,815
	Campbell Soup Co.	47,193	2,678
	Molson Coors Beverage Co. Class B	44,053	2,270
			543,528
Energy (5.2%)
	Exxon Mobil Corp.	967,488	106,714
	Chevron Corp.	417,916	75,012
	ConocoPhillips	292,719	34,541
	EOG Resources Inc.	137,979	17,871
	Schlumberger Ltd.	333,133	17,809
	Marathon Petroleum Corp.	110,083	12,813
	Pioneer Natural Resources Co.	55,812	12,747
	Phillips 66	111,017	11,555
	Valero Energy Corp.	90,559	11,488
	Occidental Petroleum Corp.	170,821	10,760
	Devon Energy Corp.	153,592	9,447
	Williams Cos. Inc.	286,132	9,414
	Hess Corp.	65,207	9,248
	Kinder Morgan Inc.	464,837	8,404
	Halliburton Co.	213,398	8,397
	Baker Hughes Co. Class A	235,001	6,940
	ONEOK Inc.	104,890	6,891
	Diamondback Energy Inc.	41,319	5,652
	Coterra Energy Inc.	185,226	4,551
	Marathon Oil Corp.	149,255	4,040
	Targa Resources Corp.	53,257	3,914
	APA Corp.	75,607	3,529
	EQT Corp.	86,346	2,921
			394,658
Financials (11.6%)
*	Berkshire Hathaway Inc. Class B	423,267	130,747
	JPMorgan Chase & Co.	689,091	92,407
	Bank of America Corp.	1,639,688	54,306
	Wells Fargo & Co.	895,196	36,963
	Charles Schwab Corp.	358,333	29,835
	Goldman Sachs Group Inc.	79,547	27,315
	Morgan Stanley	309,685	26,329
	S&P Global Inc.	78,230	26,202
	BlackRock Inc.	35,284	25,003
	Chubb Ltd.	97,515	21,512
	American Express Co.	140,438	20,750
	Citigroup Inc.	455,007	20,580
	Marsh & McLennan Cos. Inc.	116,538	19,285
	Progressive Corp.	137,454	17,829
	PNC Financial Services Group Inc.	94,752	14,965
	Aon plc Class A	48,595	14,585
	CME Group Inc.	84,506	14,211
	US Bancorp	317,639	13,852
	Intercontinental Exchange Inc.	131,215	13,461
	Truist Financial Corp.	311,692	13,412
	MetLife Inc.	154,843	11,206
	American International Group Inc.	174,527	11,037
	Travelers Cos. Inc.	55,055	10,322
	Moody's Corp.	37,010	10,312
	Aflac Inc.	132,930	9,563
	Arthur J Gallagher & Co.	49,537	9,340
	MSCI Inc. Class A	18,788	8,740
	Prudential Financial Inc.	86,463	8,600
	Allstate Corp.	62,322	8,451
	Capital One Financial Corp.	89,704	8,339
	Bank of New York Mellon Corp.	172,895	7,870
	Ameriprise Financial Inc.	25,015	7,789
	State Street Corp.	86,305	6,695
	Discover Financial Services	64,141	6,275
	Willis Towers Watson plc	25,404	6,213
	M&T Bank Corp.	40,522	5,878
	T. Rowe Price Group Inc.	52,461	5,721
	Hartford Financial Services Group Inc.	74,665	5,662
		Shares	Market Value• ($000)
*	Arch Capital Group Ltd.	86,836	5,452
	Fifth Third Bancorp	161,178	5,288
	First Republic Bank	42,956	5,236
	Nasdaq Inc.	79,624	4,885
	Raymond James Financial Inc.	45,414	4,853
	Huntington Bancshares Inc.	338,875	4,778
	Regions Financial Corp.	219,503	4,733
	Citizens Financial Group Inc.	115,502	4,547
	Principal Financial Group Inc.	53,456	4,486
	Northern Trust Corp.	48,993	4,335
	KeyCorp	219,299	3,820
	Cincinnati Financial Corp.	36,941	3,782
	FactSet Research Systems Inc.	8,958	3,594
	Synchrony Financial	105,967	3,482
	W R Berkley Corp.	47,934	3,479
*	SVB Financial Group	13,857	3,189
	Brown & Brown Inc.	55,294	3,150
	Cboe Global Markets Inc.	24,873	3,121
	Everest Re Group Ltd.	9,201	3,048
	Loews Corp.	46,377	2,705
	Globe Life Inc.	21,207	2,557
	MarketAxess Holdings Inc.	8,828	2,462
	Comerica Inc.	30,822	2,060
	Invesco Ltd.	107,121	1,927
	Franklin Resources Inc.	66,976	1,767
	Zions Bancorp NA	35,260	1,733
	Signature Bank	14,854	1,712
	Assurant Inc.	12,428	1,554
	Lincoln National Corp.	36,133	1,110
			880,407
Health Care (15.7%)
	UnitedHealth Group Inc.	219,504	116,377
	Johnson & Johnson	614,221	108,502
	Eli Lilly & Co.	185,275	67,781
	Pfizer Inc.	1,318,723	67,571
	AbbVie Inc.	415,463	67,143
	Merck & Co. Inc.	595,635	66,086
	Thermo Fisher Scientific Inc.	92,137	50,739
	Abbott Laboratories	409,593	44,969
	Danaher Corp.	153,915	40,852
	Bristol-Myers Squibb Co.	499,490	35,938
	Amgen Inc.	125,349	32,922
	Elevance Health Inc.	56,106	28,781
	CVS Health Corp.	308,683	28,766
	Gilead Sciences Inc.	294,653	25,296
	Medtronic plc	312,227	24,266
	Cigna Corp.	71,823	23,798
*	Intuitive Surgical Inc.	83,014	22,028
	Stryker Corp.	79,114	19,343
*	Regeneron Pharmaceuticals Inc.	25,157	18,151
*	Vertex Pharmaceuticals Inc.	60,303	17,414
	Becton Dickinson & Co.	66,989	17,035
	Zoetis Inc. Class A	109,494	16,046
*	Boston Scientific Corp.	336,430	15,567
	Humana Inc.	29,740	15,233
*	Moderna Inc.	77,618	13,942
	McKesson Corp.	33,310	12,495
	HCA Healthcare Inc.	49,810	11,952
*	Centene Corp.	133,024	10,909
*	Edwards Lifesciences Corp.	145,220	10,835
	Agilent Technologies Inc.	69,551	10,408
*	Dexcom Inc.	90,740	10,275
*	Biogen Inc.	33,837	9,370
*	IQVIA Holdings Inc.	43,645	8,942
*	IDEXX Laboratories Inc.	19,452	7,936
*	Mettler-Toledo International Inc.	5,241	7,576
*	Illumina Inc.	36,982	7,478
	ResMed Inc.	34,441	7,168
	AmerisourceBergen Corp.	38,009	6,298

6

Equity Index Portfolio
		Shares	Market Value• ($000)
	Zimmer Biomet Holdings Inc.	49,252	6,280
	Baxter International Inc.	118,330	6,031
	Laboratory Corp. of America Holdings	20,810	4,900
*	Waters Corp.	13,952	4,780
	Cardinal Health Inc.	61,562	4,732
*	Molina Healthcare Inc.	13,719	4,530
*	Hologic Inc.	58,698	4,391
	STERIS plc	23,478	4,336
	Quest Diagnostics Inc.	26,764	4,187
	PerkinElmer Inc.	29,655	4,158
	West Pharmaceutical Services Inc.	17,394	4,094
	Cooper Cos. Inc.	11,600	3,836
*	Align Technology Inc.	17,079	3,602
*	Incyte Corp.	43,423	3,488
	Viatris Inc.	284,299	3,164
	Bio-Techne Corp.	36,806	3,051
	Teleflex Inc.	11,020	2,751
*	Charles River Laboratories International Inc.	11,949	2,604
*	Henry Schein Inc.	31,927	2,550
	Universal Health Services Inc. Class B	15,128	2,131
*	Bio-Rad Laboratories Inc. Class A	5,042	2,120
*	Catalent Inc.	42,146	1,897
	Organon & Co.	59,648	1,666
	DENTSPLY SIRONA Inc.	50,686	1,614
*	DaVita Inc.	12,890	963
			1,194,044
Industrials (8.6%)
	Raytheon Technologies Corp.	345,349	34,853
	Honeywell International Inc.	157,933	33,845
	Union Pacific Corp.	144,429	29,907
	United Parcel Service Inc. Class B	171,421	29,800
	Caterpillar Inc.	122,254	29,287
	Deere & Co.	64,523	27,665
	Lockheed Martin Corp.	54,791	26,655
*	Boeing Co.	131,606	25,070
	General Electric Co.	256,685	21,508
	Northrop Grumman Corp.	33,985	18,543
	3M Co.	129,835	15,570
	CSX Corp.	493,879	15,300
	Eaton Corp. plc	93,418	14,662
	Illinois Tool Works Inc.	65,671	14,467
	Waste Management Inc.	87,755	13,767
	Norfolk Southern Corp.	54,385	13,402
	Emerson Electric Co.	138,890	13,342
	General Dynamics Corp.	52,876	13,119
	Johnson Controls International plc	161,829	10,357
	FedEx Corp.	56,238	9,740
	L3Harris Technologies Inc.	44,755	9,318
	Cintas Corp.	20,279	9,158
	Trane Technologies plc	54,128	9,098
	Parker-Hannifin Corp.	30,173	8,780
	Carrier Global Corp.	196,558	8,108
	PACCAR Inc.	81,732	8,089
	Cummins Inc.	33,144	8,030
	Otis Worldwide Corp.	97,920	7,668
	TransDigm Group Inc.	12,144	7,647
	AMETEK Inc.	53,998	7,545
*	CoStar Group Inc.	95,614	7,389
	Rockwell Automation Inc.	26,973	6,947
	Verisk Analytics Inc. Class A	36,767	6,486
	Fastenal Co.	134,651	6,372
	Republic Services Inc. Class A	48,203	6,218
*	Copart Inc.	100,578	6,124
	Old Dominion Freight Line Inc.	21,264	6,034
	WW Grainger Inc.	10,557	5,872
*	United Rentals Inc.	16,272	5,783
	Equifax Inc.	28,747	5,587
	Fortive Corp.	83,141	5,342
	Ingersoll Rand Inc.	95,093	4,969
		Shares	Market Value• ($000)
*	Delta Air Lines Inc.	150,549	4,947
	Quanta Services Inc.	33,588	4,786
*	Southwest Airlines Co.	139,399	4,694
	Xylem Inc.	42,346	4,682
	Dover Corp.	32,971	4,465
	Westinghouse Air Brake Technologies Corp.	42,728	4,265
	IDEX Corp.	17,735	4,049
	Expeditors International of Washington Inc.	37,400	3,887
	Jacobs Solutions Inc.	29,999	3,602
	Textron Inc.	49,090	3,476
	Howmet Aerospace Inc.	86,460	3,407
	JB Hunt Transport Services Inc.	19,500	3,400
	Leidos Holdings Inc.	32,144	3,381
	Nordson Corp.	12,597	2,995
*	United Airlines Holdings Inc.	76,946	2,901
	Snap-on Inc.	12,453	2,845
	Stanley Black & Decker Inc.	34,835	2,617
	CH Robinson Worldwide Inc.	27,724	2,538
	Masco Corp.	52,863	2,467
	Allegion plc	20,566	2,165
	Huntington Ingalls Industries Inc.	9,367	2,161
	Rollins Inc.	54,366	1,987
*	American Airlines Group Inc.	152,185	1,936
	Robert Half International Inc.	25,488	1,882
	Pentair plc	38,504	1,732
	A O Smith Corp.	29,699	1,700
*	Generac Holdings Inc.	14,958	1,506
*	Alaska Air Group Inc.	29,791	1,279
			653,175
Information Technology (25.6%)
	Apple Inc.	3,512,970	456,439
	Microsoft Corp.	1,751,241	419,983
	NVIDIA Corp.	584,962	85,486
	Visa Inc. Class A	384,104	79,801
	Mastercard Inc. Class A	199,423	69,345
	Broadcom Inc.	95,146	53,199
	Cisco Systems Inc.	964,543	45,951
	Accenture plc Class A	148,019	39,497
*	Adobe Inc.	109,212	36,753
	Texas Instruments Inc.	213,209	35,226
*	Salesforce Inc.	234,913	31,147
	International Business Machines Corp.	212,391	29,924
	Oracle Corp.	361,010	29,509
	QUALCOMM Inc.	263,347	28,952
	Intuit Inc.	66,212	25,771
	Intel Corp.	969,514	25,624
*	Advanced Micro Devices Inc.	378,772	24,533
	Automatic Data Processing Inc.	97,447	23,276
	Analog Devices Inc.	120,825	19,819
	Applied Materials Inc.	202,100	19,681
*	PayPal Holdings Inc.	267,811	19,074
*	ServiceNow Inc.	47,451	18,424
*	Fiserv Inc.	149,165	15,076
	Lam Research Corp.	32,037	13,465
	Micron Technology Inc.	255,393	12,765
	KLA Corp.	33,289	12,551
*	Synopsys Inc.	35,917	11,468
	Roper Technologies Inc.	24,912	10,764
	Amphenol Corp. Class A	139,785	10,643
*	Cadence Design Systems Inc.	64,441	10,352
	Motorola Solutions Inc.	39,281	10,123
	NXP Semiconductors NV	60,888	9,622
*	Autodesk Inc.	50,716	9,477
	Fidelity National Information Services Inc.	139,390	9,458
	Microchip Technology Inc.	129,259	9,080
	Paychex Inc.	75,365	8,709
	TE Connectivity Ltd.	74,741	8,580
*	Enphase Energy Inc.	31,942	8,463
*	Fortinet Inc.	152,431	7,452

7

Equity Index Portfolio
		Shares	Market Value• ($000)
*	Keysight Technologies Inc.	42,035	7,191
*	Arista Networks Inc.	58,200	7,063
	Cognizant Technology Solutions Corp. Class A	120,605	6,897
*	ON Semiconductor Corp.	101,484	6,330
	Global Payments Inc.	63,474	6,304
*	Gartner Inc.	18,549	6,235
	Corning Inc.	178,694	5,708
	CDW Corp.	31,782	5,676
	HP Inc.	207,831	5,584
*	ANSYS Inc.	20,459	4,943
	Hewlett Packard Enterprise Co.	302,228	4,824
*	VeriSign Inc.	21,671	4,452
*	EPAM Systems Inc.	13,512	4,428
*	Teledyne Technologies Inc.	11,015	4,405
*	SolarEdge Technologies Inc.	13,142	3,723
	Broadridge Financial Solutions Inc.	27,660	3,710
	Monolithic Power Systems Inc.	10,485	3,708
*	Paycom Software Inc.	11,430	3,547
*	First Solar Inc.	23,311	3,492
	Skyworks Solutions Inc.	37,688	3,435
	Teradyne Inc.	36,668	3,203
*	FleetCor Technologies Inc.	17,350	3,187
*	Tyler Technologies Inc.	9,760	3,147
*	Akamai Technologies Inc.	36,979	3,117
*	Zebra Technologies Corp. Class A	12,108	3,105
	NetApp Inc.	51,146	3,072
	Jack Henry & Associates Inc.	17,165	3,014
*	PTC Inc.	24,879	2,986
*	Trimble Inc.	57,870	2,926
	Gen Digital Inc.	136,448	2,924
	Juniper Networks Inc.	76,455	2,444
	Seagate Technology Holdings plc	45,241	2,380
*	Western Digital Corp.	74,854	2,362
*	Ceridian HCM Holding Inc.	36,200	2,322
*	Qorvo Inc.	23,739	2,152
*	F5 Inc.	14,014	2,011
*	DXC Technology Co.	54,319	1,439
			1,942,908
Materials (2.7%)
	Linde plc	116,137	37,882
	Air Products and Chemicals Inc.	52,099	16,060
	Sherwin-Williams Co.	55,394	13,147
	Freeport-McMoRan Inc.	335,708	12,757
	Corteva Inc.	167,881	9,868
	Newmont Corp.	186,516	8,804
	Ecolab Inc.	58,231	8,476
	Dow Inc.	165,417	8,335
	DuPont de Nemours Inc.	116,776	8,014
	Nucor Corp.	60,301	7,948
	PPG Industries Inc.	55,268	6,949
	International Flavors & Fragrances Inc.	59,842	6,274
	Albemarle Corp.	27,495	5,963
	Vulcan Materials Co.	31,209	5,465
	LyondellBasell Industries NV Class A	59,695	4,956
	Martin Marietta Materials Inc.	14,579	4,927
	Amcor plc	349,910	4,167
	CF Industries Holdings Inc.	46,111	3,929
	Steel Dynamics Inc.	39,208	3,831
	Ball Corp.	73,848	3,777
	FMC Corp.	29,614	3,696
	Mosaic Co.	80,068	3,513
	Avery Dennison Corp.	19,029	3,444
	International Paper Co.	83,716	2,899
	Packaging Corp. of America	21,785	2,787
	Celanese Corp. Class A	23,401	2,392
	Eastman Chemical Co.	28,088	2,287
		Shares	Market Value• ($000)
	Westrock Co.	59,693	2,099
	Sealed Air Corp.	34,050	1,698
			206,344
Real Estate (2.7%)
	Prologis Inc.	216,845	24,445
	American Tower Corp.	109,373	23,172
	Equinix Inc.	21,738	14,239
	Crown Castle Inc.	101,719	13,797
	Public Storage	37,129	10,403
	Realty Income Corp.	147,314	9,344
	Simon Property Group Inc.	76,815	9,024
	VICI Properties Inc.	226,427	7,336
	Welltower Inc.	111,095	7,282
	SBA Communications Corp. Class A	25,386	7,116
	Digital Realty Trust Inc.	67,469	6,765
*	CBRE Group Inc. Class A	74,180	5,709
	Weyerhaeuser Co.	173,071	5,365
	AvalonBay Communities Inc.	32,843	5,305
	Alexandria Real Estate Equities Inc.	35,062	5,108
	Equity Residential	79,875	4,713
	Extra Space Storage Inc.	31,458	4,630
	Mid-America Apartment Communities Inc.	27,145	4,262
	Ventas Inc.	94,008	4,235
	Invitation Homes Inc.	136,485	4,045
	Iron Mountain Inc.	68,370	3,408
	Essex Property Trust Inc.	15,223	3,226
	Healthpeak Properties Inc.	126,454	3,170
	Kimco Realty Corp.	144,971	3,071
	Camden Property Trust	24,990	2,796
	UDR Inc.	72,011	2,789
	Host Hotels & Resorts Inc.	167,569	2,690
	Boston Properties Inc.	33,552	2,268
	Regency Centers Corp.	36,051	2,253
	Federal Realty Investment Trust	17,136	1,731
	Vornado Realty Trust	37,971	790
			204,487
Utilities (3.2%)
	NextEra Energy Inc.	466,838	39,028
	Duke Energy Corp.	180,905	18,631
	Southern Co.	255,749	18,263
	Dominion Energy Inc.	195,703	12,000
	American Electric Power Co. Inc.	120,692	11,460
	Sempra Energy	73,821	11,408
	Exelon Corp.	233,446	10,092
	Xcel Energy Inc.	128,554	9,013
	Consolidated Edison Inc.	83,406	7,949
	Public Service Enterprise Group Inc.	117,321	7,188
	WEC Energy Group Inc.	74,174	6,955
	Eversource Energy	81,902	6,867
	Constellation Energy Corp.	76,740	6,616
	American Water Works Co. Inc.	42,765	6,518
*	PG&E Corp.	377,930	6,145
	Edison International	89,641	5,703
	Ameren Corp.	60,704	5,398
	Entergy Corp.	47,773	5,374
	FirstEnergy Corp.	127,533	5,349
	DTE Energy Co.	45,495	5,347
	PPL Corp.	172,900	5,052
	AES Corp.	157,010	4,516
	CenterPoint Energy Inc.	147,904	4,436
	CMS Energy Corp.	68,224	4,321
	Atmos Energy Corp.	32,891	3,686
	Evergy Inc.	54,022	3,400
	Alliant Energy Corp.	59,083	3,262
	NiSource Inc.	95,638	2,622
	Pinnacle West Capital Corp.	26,498	2,015

8

Equity Index Portfolio
	Shares	Market Value• ($000)
NRG Energy Inc.	53,942	1,716
		240,330
Total Common Stocks (Cost $4,518,772)		7,548,849
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[1] Vanguard Market Liquidity Fund, 4.334% (Cost $42,922)	429,268	42,922
Total Investments (100.0%) (Cost $4,561,694)		7,591,771
Other Assets and Liabilities—Net (0.0%)		(207)
Net Assets (100%)		7,591,564
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2023	219	42,278	(1,089)
See accompanying Notes, which are an integral part of the Financial Statements.
9

Equity Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2022

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,518,772)	7,548,849
Affiliated Issuers (Cost $42,922)	42,922
Total Investments in Securities	7,591,771
Investment in Vanguard	290
Cash	799
Cash Collateral Pledged—Futures Contracts	2,814
Receivables for Accrued Income	6,704
Receivables for Capital Shares Issued	3,592
Total Assets	7,605,970
Liabilities
Payables for Investment Securities Purchased	12,115
Payables for Capital Shares Redeemed	1,683
Payables to Vanguard	466
Variation Margin Payable—Futures Contracts	142
Total Liabilities	14,406
Net Assets	7,591,564
At December 31, 2022, net assets consisted of:

Paid-in Capital	4,182,305
Total Distributable Earnings (Loss)	3,409,259
Net Assets	7,591,564

Net Assets
Applicable to 149,619,587 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,591,564
Net Asset Value Per Share	$50.74
See accompanying Notes, which are an integral part of the Financial Statements.
10

Equity Index Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Dividends[1]	129,892
Interest[2]	564
Securities Lending—Net	19
Total Income	130,475
Expenses
The Vanguard Group—Note B
Investment Advisory Services	770
Management and Administrative	9,807
Marketing and Distribution	426
Custodian Fees	80
Auditing Fees	69
Shareholders’ Reports	100
Trustees’ Fees and Expenses	3
Other Expenses	20
Total Expenses	11,275
Expenses Paid Indirectly	(2)
Net Expenses	11,273
Net Investment Income	119,202
Realized Net Gain (Loss)
Investment Securities Sold[2]	272,286
Futures Contracts	(4,879)
Realized Net Gain (Loss)	267,407
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(2,077,965)
Futures Contracts	(2,163)
Change in Unrealized Appreciation (Depreciation)	(2,080,128)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,693,519)
1	Dividends are net of foreign withholding taxes of $58,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $537,000, ($1,000), less than $1,000, and $4,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Equity Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	119,202	105,618
Realized Net Gain (Loss)	267,407	359,238
Change in Unrealized Appreciation (Depreciation)	(2,080,128)	1,644,218
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,693,519)	2,109,074
Distributions
Total Distributions	(465,299)	(418,079)
Capital Share Transactions
Issued	849,472	711,464
Issued in Lieu of Cash Distributions	465,299	418,079
Redeemed	(918,334)	(1,021,957)
Net Increase (Decrease) from Capital Share Transactions	396,437	107,586
Total Increase (Decrease)	(1,762,381)	1,798,581
Net Assets
Beginning of Period	9,353,945	7,555,364
End of Period	7,591,564	9,353,945
See accompanying Notes, which are an integral part of the Financial Statements.
12

Equity Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$65.47	$53.76	$47.70	$38.03	$41.17
Investment Operations
Net Investment Income[1]	.806	.738	.798	.805	.804
Net Realized and Unrealized Gain (Loss) on Investments	(12.244)	13.978	7.014	10.791	(2.556)
Total from Investment Operations	(11.438)	14.716	7.812	11.596	(1.752)
Distributions
Dividends from Net Investment Income	(.758)	(.754)	(.806)	(.834)	(.703)
Distributions from Realized Capital Gains	(2.534)	(2.252)	(.946)	(1.092)	(.685)
Total Distributions	(3.292)	(3.006)	(1.752)	(1.926)	(1.388)
Net Asset Value, End of Period	$50.74	$65.47	$53.76	$47.70	$38.03
Total Return	-18.23%	28.55%	18.20%	31.30%	-4.51%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,592	$9,354	$7,555	$6,458	$4,934
Ratio of Total Expenses to Average Net Assets	0.14%[2]	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	1.48%	1.25%	1.73%	1.87%	1.94%
Portfolio Turnover Rate	5%	4%	8%	4%	5%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
See accompanying Notes, which are an integral part of the Financial Statements.
13

Equity Index Portfolio
Notes to Financial Statements
The Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio's investments and portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of
14

Equity Index Portfolio
prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2022, the portfolio had contributed to Vanguard capital in the amount of $290,000, representing less than 0.01% of the portfolio’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2022, custodian fee offset arrangements reduced the portfolio’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
15

Equity Index Portfolio
D.  Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2022, 100% of the market value of the portfolio's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	114,176
Undistributed Long-Term Gains	265,458
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	3,029,625
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	114,459	108,293
Long-Term Capital Gains	350,840	309,786
Total	465,299	418,079
*	Includes short-term capital gains, if any.
As of December 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,562,146
Gross Unrealized Appreciation	3,590,593
Gross Unrealized Depreciation	(560,968)
Net Unrealized Appreciation (Depreciation)	3,029,625
F.  During the year ended December 31, 2022, the portfolio purchased $485,618,000 of investment securities and sold $435,228,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2022, such purchases were $41,152,000 and sales were $23,202,000, resulting in net realized gain of $9,248,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
16

Equity Index Portfolio
G.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2022	2021
	Shares (000)	Shares (000)
Issued	15,519	11,966
Issued in Lieu of Cash Distributions	7,787	7,731
Redeemed	(16,568)	(17,343)
Net Increase (Decrease) in Shares Outstanding	6,738	2,354
At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 44% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio's expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.  Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
17

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
18

Tax information (unaudited)
For corporate shareholders, 100.0%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $146,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $350,840,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
19

The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s®, and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Equity Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Vanguard Equity Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Equity Index Portfolio particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Equity Index Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Equity Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Equity Index Portfolio or the timing of the issuance or sale of Vanguard Equity Index Portfolio or in the determination or calculation of the equation by which Vanguard Equity Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Equity Index Portfolio. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD EQUITY INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
20

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of
IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services
(2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690EQUX 022023

Annual Report  |  December 31, 2022
Vanguard Variable Insurance Funds
Global Bond Index Portfolio
(with underlying Total Bond Market Index Portfolio)

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The Global Bond Index Portfolio returned –13.13%, roughly in line with the –12.94% return of its composite benchmark index.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which weighed on bond prices and increased fears of recession.
•	With few exceptions, bond markets around the world had negative returns, with Eastern Europe posting the worst results. The U.S. bond market—by far the largest weighting in the index—had its worst calendar year ever. Globally, longer maturities did worse than short-term issues—not surprising in an environment of rising rates. Credit quality was a mixed picture, with bonds rated A faring better than those with higher or lower ratings.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. The Global Bond Index Portfolio has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Global Bond Index Portfolio.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2022
Global Bond Index Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$969.00	$0.65
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying portfolios' annualized expense figure for that period is 0.13%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Global Bond Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: September 7, 2017, Through December 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Since Inception (9/7/2017)	Final Value of a $10,000 Investment
Global Bond Index Portfolio	-13.13%	-0.12%	-0.14%	$9,923
Global Bond Composite Index	-12.94	0.04	0.01	10,004
Global Bond Composite Index: Weighted 70% Bloomberg U.S. Aggregate Float Adjusted Index and 30% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged).
“Since Inception” performance is calculated from the portfolio’s inception date for both the portfolio and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
3

Global Bond Index Portfolio
Underlying Vanguard Funds
As of December 31, 2022
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	70.1%
Vanguard Total International Bond Index Fund Admiral Shares	29.9
The table reflects the portfolio's investments, except for short-term investments.
4

Global Bond Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.1%)
U.S. Bond Fund (70.1%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	26,213,642	270,525
International Bond Fund (30.0%)
Vanguard Total International Bond Index Fund Admiral Shares	6,100,541	115,544
Total Investment Companies (Cost $459,895)		386,069
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.334% (Cost $—)	1	—
Total Investments (100.1%) (Cost $459,895)		386,069
Other Assets and Liabilities—Net (-0.1%)		(358)
Net Assets (100%)		385,711
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
5

Global Bond Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2022

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $459,895)	386,069
Receivables for Investment Securities Sold	51
Receivables for Capital Shares Issued	91
Total Assets	386,211
Liabilities
Due to Custodian	51
Payables for Capital Shares Redeemed	449
Total Liabilities	500
Net Assets	385,711
At December 31, 2022, net assets consisted of:

Paid-in Capital	451,768
Total Distributable Earnings (Loss)	(66,057)
Net Assets	385,711

Net Assets
Applicable to 21,632,895 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	385,711
Net Asset Value Per Share	$17.83
See accompanying Notes, which are an integral part of the Financial Statements.
6

Global Bond Index Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	7,788
Net Investment Income—Note B	7,788
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,155
Affiliated Funds Sold	(1,685)
Realized Net Gain (Loss)	470
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(68,907)
Net Increase (Decrease) in Net Assets Resulting from Operations	(60,649)
See accompanying Notes, which are an integral part of the Financial Statements.
7

Global Bond Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,788	10,505
Realized Net Gain (Loss)	470	5,219
Change in Unrealized Appreciation (Depreciation)	(68,907)	(24,136)
Net Increase (Decrease) in Net Assets Resulting from Operations	(60,649)	(8,412)
Distributions
Total Distributions	(15,847)	(13,731)
Capital Share Transactions
Issued	62,635	95,558
Issued in Lieu of Cash Distributions	15,847	13,731
Redeemed	(81,730)	(59,338)
Net Increase (Decrease) from Capital Share Transactions	(3,248)	49,951
Total Increase (Decrease)	(79,744)	27,808
Net Assets
Beginning of Period	465,455	437,647
End of Period	385,711	465,455
See accompanying Notes, which are an integral part of the Financial Statements.
8

Global Bond Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$21.30	$22.40	$21.41	$20.07	$19.97
Investment Operations
Net Investment Income[1]	.352	.498	.437	.571	.462
Capital Gain Distributions Received[1]	.098	.165	.011	—	.020
Net Realized and Unrealized Gain (Loss) on Investments	(3.193)	(1.083)	.962	1.100	(.327)
Total from Investment Operations	(2.743)	(.420)	1.410	1.671	.155
Distributions
Dividends from Net Investment Income	(.531)	(.390)	(.338)	(.306)	(.051)
Distributions from Realized Capital Gains	(.196)	(.290)	(.082)	(.025)	(.004)
Total Distributions	(.727)	(.680)	(.420)	(.331)	(.055)
Net Asset Value, End of Period	$17.83	$21.30	$22.40	$21.41	$20.07
Total Return	-13.13%	-1.84%	6.67%	8.41%	0.78%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$386	$465	$438	$232	$163
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	1.87%	2.32%	1.98%	2.73%	2.34%
Portfolio Turnover Rate	11%	7%	16%	12%	10%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Global Bond Index Portfolio
Notes to Financial Statements
The Global Bond Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. The portfolio invests a substantial amount of its assets in Vanguard Variable Insurance Funds Total Bond Market Index Portfolio. The accompanying financial statements of Vanguard Variable Insurance Funds Total Bond Market Index Portfolio should be read in conjunction with the financial statements of the portfolio. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio's investments and portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
10

Global Bond Index Portfolio
5. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2022, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2022, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	7,299
Undistributed Long-Term Gains	668
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(74,024)
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	11,556	7,864
Long-Term Capital Gains	4,291	5,867
Total	15,847	13,731
*	Includes short-term capital gains, if any.
11

Global Bond Index Portfolio
As of December 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	460,093
Gross Unrealized Appreciation	—
Gross Unrealized Depreciation	(74,024)
Net Unrealized Appreciation (Depreciation)	(74,024)
E.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2022	2021
	Shares (000)	Shares (000)
Issued	3,291	4,423
Issued in Lieu of Cash Distributions	824	652
Redeemed	(4,337)	(2,757)
Net Increase (Decrease) in Shares Outstanding	(222)	2,318
At December 31, 2022, two shareholders (insurance company separate accounts whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) were each a record or beneficial owner of 25% or more of the portfolio’s net assets, with a combined ownership of 65%. If any of these shareholders were to redeem their investment in the portfolio, the redemption might lead to the realization of taxable capital gains.
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	88	NA1	NA1	—	—	1	—	—
Vanguard Total International Bond Index Fund	139,621	15,306	19,909	(773)	(18,701)	1,714	—	115,544
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	325,903	29,792	34,052	(912)	(50,206)	6,073	2,155	270,525
Total	465,612	45,098	53,961	(1,685)	(68,907)	7,788	2,155	386,069
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
12

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Global Bond Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Bond Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
13

Tax information (unaudited)
The portfolio hereby designates $2,211,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $4,291,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio hereby designates 56.6%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
14

"Bloomberg®," Bloomberg U.S. Aggregate Float Adjusted Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Global Bond Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Global Bond Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Global Bond Index Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Global Bond Index Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Global Bond Index Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Bond Index Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Global Bond Index Portfolio customers, in connection with the administration, marketing or trading of the Global Bond Index Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE GLOBAL BOND INDEX PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE GLOBAL BOND INDEX PORTFOLIO OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
15

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of
IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services
(2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690GBI 022023

Annual Report   |   December 31, 2022
Vanguard Variable Insurance Funds
Total Bond Market Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The Total Bond Market Index Portfolio returned –13.21%, in line with the –13.07% return of its benchmark, the Bloomberg U.S. Aggregate Float Adjusted Index.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which weighed on bond prices and increased fears of recession.
•	Bond yields rose across the maturity spectrum, with the steepest climb at the shorter end. In general, longer maturities and lower credit-quality issues did worse for the full year, though the trend was reversing in the final months as markets anticipated that the Federal Reserve would moderate future rate hikes.
•	Over the past decade, the portfolio recorded an average annual return of 0.92%, in line with its benchmark index.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take insurance-related expenses into account.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2022
Total Bond Market Index Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$969.90	$0.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Total Bond Market Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Total Bond Market Index Portfolio	-13.21%	-0.10%	0.92%	$10,963
Bloomberg U.S. Aggregate Float Adjusted Index	-13.07	0.06	1.08	11,130

See Financial Highlights for dividend and capital gains information.
3

Total Bond Market Index Portfolio
Portfolio Allocation
As of December 31, 2022
Asset-Backed/Commercial Mortgage-Backed Securities	2.6%
Corporate Bonds	27.2
Sovereign Bonds	3.4
Taxable Municipal Bonds	0.7
U.S. Government and Agency Obligations	66.1
The table reflects the portfolio’s investments, except for short-term investments. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
4

Total Bond Market Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (65.7%)
U.S. Government Securities (44.2%)
United States Treasury Note/Bond	0.875%	1/31/24	11,085	10,633
United States Treasury Note/Bond	2.250%	1/31/24	3,215	3,130
United States Treasury Note/Bond	2.500%	1/31/24	7,419	7,243
United States Treasury Note/Bond	0.125%	2/15/24	7,010	6,660
United States Treasury Note/Bond	2.750%	2/15/24	10,710	10,476
United States Treasury Note/Bond	1.500%	2/29/24	4,487	4,325
United States Treasury Note/Bond	2.125%	2/29/24	8,725	8,470
United States Treasury Note/Bond	2.375%	2/29/24	6,712	6,537
United States Treasury Note/Bond	0.250%	3/15/24	13,259	12,571
United States Treasury Note/Bond	2.125%	3/31/24	3,802	3,683
United States Treasury Note/Bond	2.250%	3/31/24	14,577	14,142
United States Treasury Note/Bond	0.375%	4/15/24	7,645	7,234
United States Treasury Note/Bond	2.000%	4/30/24	1,260	1,216
United States Treasury Note/Bond	2.250%	4/30/24	7,559	7,319
United States Treasury Note/Bond	2.500%	4/30/24	4,350	4,226
United States Treasury Note/Bond	0.250%	5/15/24	7,700	7,248
United States Treasury Note/Bond	2.500%	5/15/24	12,130	11,772
United States Treasury Note/Bond	2.000%	5/31/24	5,454	5,254
United States Treasury Note/Bond	2.500%	5/31/24	3,720	3,608
United States Treasury Note/Bond	0.250%	6/15/24	11,780	11,057
United States Treasury Note/Bond	1.750%	6/30/24	8,060	7,725
United States Treasury Note/Bond	2.000%	6/30/24	4,955	4,763
United States Treasury Note/Bond	3.000%	6/30/24	6,035	5,889
United States Treasury Note/Bond	0.375%	7/15/24	9,735	9,117
United States Treasury Note/Bond	1.750%	7/31/24	9,127	8,729
United States Treasury Note/Bond	2.125%	7/31/24	4,736	4,555
United States Treasury Note/Bond	3.000%	7/31/24	12,010	11,712
United States Treasury Note/Bond	0.375%	8/15/24	12,985	12,131
United States Treasury Note/Bond	2.375%	8/15/24	11,564	11,158
United States Treasury Note/Bond	1.250%	8/31/24	7,475	7,077
United States Treasury Note/Bond	1.875%	8/31/24	4,655	4,451
United States Treasury Note/Bond	0.375%	9/15/24	9,330	8,693
United States Treasury Note/Bond	1.500%	9/30/24	5,785	5,492
United States Treasury Note/Bond	2.125%	9/30/24	3,394	3,256
United States Treasury Note/Bond	4.250%	9/30/24	985	980
United States Treasury Note/Bond	0.625%	10/15/24	8,830	8,244
United States Treasury Note/Bond	1.500%	10/31/24	9,070	8,591
United States Treasury Note/Bond	2.250%	10/31/24	5,980	5,742
United States Treasury Note/Bond	0.750%	11/15/24	9,540	8,905
United States Treasury Note/Bond	2.250%	11/15/24	12,681	12,178
United States Treasury Note/Bond	7.500%	11/15/24	25	26
United States Treasury Note/Bond	1.500%	11/30/24	7,847	7,424
United States Treasury Note/Bond	2.125%	11/30/24	9,554	9,144
United States Treasury Note/Bond	4.500%	11/30/24	7,381	7,382
United States Treasury Note/Bond	1.000%	12/15/24	72	67
United States Treasury Note/Bond	1.750%	12/31/24	9,765	9,268
United States Treasury Note/Bond	2.250%	12/31/24	5,095	4,881
United States Treasury Note/Bond	4.250%	12/31/24	350	349
United States Treasury Note/Bond	1.125%	1/15/25	10,365	9,696
United States Treasury Note/Bond	1.375%	1/31/25	4,405	4,137
United States Treasury Note/Bond	2.500%	1/31/25	5,590	5,374
United States Treasury Note/Bond	1.500%	2/15/25	6,240	5,871
United States Treasury Note/Bond	2.000%	2/15/25	8,624	8,205
United States Treasury Note/Bond	1.125%	2/28/25	5,386	5,027
United States Treasury Note/Bond	2.750%	2/28/25	2,513	2,427
United States Treasury Note/Bond	1.750%	3/15/25	7,025	6,635
United States Treasury Note/Bond	0.500%	3/31/25	13,674	12,554
United States Treasury Note/Bond	2.625%	3/31/25	1,961	1,888
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	2.625%	4/15/25	10,291	9,900
United States Treasury Note/Bond	0.375%	4/30/25	5,094	4,649
United States Treasury Note/Bond	2.875%	4/30/25	4,060	3,928
United States Treasury Note/Bond	2.125%	5/15/25	12,735	12,098
United States Treasury Note/Bond	2.750%	5/15/25	5,755	5,546
United States Treasury Note/Bond	0.250%	5/31/25	9,593	8,703
United States Treasury Note/Bond	2.875%	5/31/25	6,350	6,138
United States Treasury Note/Bond	2.875%	6/15/25	11,785	11,385
United States Treasury Note/Bond	0.250%	6/30/25	9,064	8,209
United States Treasury Note/Bond	2.750%	6/30/25	4,880	4,699
United States Treasury Note/Bond	0.250%	7/31/25	8,797	7,937
United States Treasury Note/Bond	2.875%	7/31/25	5,105	4,931
United States Treasury Note/Bond	2.000%	8/15/25	25,480	24,051
United States Treasury Note/Bond	3.125%	8/15/25	2,294	2,227
United States Treasury Note/Bond	6.875%	8/15/25	2,085	2,209
United States Treasury Note/Bond	0.250%	8/31/25	6,080	5,465
United States Treasury Note/Bond	2.750%	8/31/25	4,085	3,925
United States Treasury Note/Bond	3.500%	9/15/25	4,500	4,409
United States Treasury Note/Bond	0.250%	9/30/25	5,675	5,094
United States Treasury Note/Bond	4.250%	10/15/25	8,390	8,383
United States Treasury Note/Bond	0.250%	10/31/25	7,765	6,942
United States Treasury Note/Bond	3.000%	10/31/25	4,015	3,878
United States Treasury Note/Bond	2.250%	11/15/25	10,421	9,861
United States Treasury Note/Bond	4.500%	11/15/25	15,135	15,230
United States Treasury Note/Bond	0.375%	11/30/25	9,330	8,345
United States Treasury Note/Bond	2.875%	11/30/25	6,285	6,046
United States Treasury Note/Bond	4.000%	12/15/25	5,375	5,341
United States Treasury Note/Bond	0.375%	12/31/25	9,293	8,300
United States Treasury Note/Bond	2.625%	12/31/25	4,165	3,982
United States Treasury Note/Bond	0.375%	1/31/26	12,245	10,890
United States Treasury Note/Bond	2.625%	1/31/26	4,700	4,491
United States Treasury Note/Bond	1.625%	2/15/26	10,836	10,018
United States Treasury Note/Bond	0.500%	2/28/26	4,701	4,188
United States Treasury Note/Bond	0.750%	3/31/26	11,152	9,995
United States Treasury Note/Bond	2.250%	3/31/26	6,250	5,889
United States Treasury Note/Bond	0.750%	4/30/26	2,731	2,441
United States Treasury Note/Bond	2.375%	4/30/26	4,780	4,514
United States Treasury Note/Bond	1.625%	5/15/26	10,789	9,931
United States Treasury Note/Bond	0.750%	5/31/26	11,025	9,831
United States Treasury Note/Bond	2.125%	5/31/26	4,595	4,297
United States Treasury Note/Bond	0.875%	6/30/26	3,977	3,554
United States Treasury Note/Bond	1.875%	6/30/26	3,535	3,279
United States Treasury Note/Bond	0.625%	7/31/26	14,300	12,631
United States Treasury Note/Bond	1.875%	7/31/26	6,966	6,440
United States Treasury Note/Bond	1.500%	8/15/26	10,068	9,177
United States Treasury Note/Bond	6.750%	8/15/26	630	683
United States Treasury Note/Bond	0.750%	8/31/26	12,214	10,811
United States Treasury Note/Bond	1.375%	8/31/26	3,100	2,809
United States Treasury Note/Bond	0.875%	9/30/26	2,340	2,078
United States Treasury Note/Bond	1.625%	9/30/26	5,215	4,771
United States Treasury Note/Bond	1.125%	10/31/26	9,930	8,880
United States Treasury Note/Bond	1.625%	10/31/26	6,275	5,726
United States Treasury Note/Bond	2.000%	11/15/26	11,221	10,371
United States Treasury Note/Bond	6.500%	11/15/26	765	827
United States Treasury Note/Bond	1.250%	11/30/26	10,220	9,166
United States Treasury Note/Bond	1.625%	11/30/26	5,070	4,622
United States Treasury Note/Bond	1.250%	12/31/26	9,191	8,227
United States Treasury Note/Bond	1.750%	12/31/26	4,983	4,560
United States Treasury Note/Bond	1.500%	1/31/27	7,454	6,727
United States Treasury Note/Bond	2.250%	2/15/27	6,372	5,926
United States Treasury Note/Bond	6.625%	2/15/27	65	71
5

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	1.125%	2/28/27	7,683	6,829
United States Treasury Note/Bond	1.875%	2/28/27	8,238	7,543
United States Treasury Note/Bond	0.625%	3/31/27	5,063	4,393
United States Treasury Note/Bond	2.500%	3/31/27	3,855	3,617
United States Treasury Note/Bond	0.500%	4/30/27	4,290	3,693
United States Treasury Note/Bond	2.750%	4/30/27	5,620	5,324
United States Treasury Note/Bond	2.375%	5/15/27	10,931	10,187
United States Treasury Note/Bond	0.500%	5/31/27	6,605	5,663
United States Treasury Note/Bond	2.625%	5/31/27	8,160	7,691
United States Treasury Note/Bond	0.500%	6/30/27	7,990	6,833
United States Treasury Note/Bond	3.250%	6/30/27	9,864	9,534
United States Treasury Note/Bond	0.375%	7/31/27	8,560	7,261
United States Treasury Note/Bond	2.750%	7/31/27	5,284	4,998
United States Treasury Note/Bond	2.250%	8/15/27	8,422	7,789
United States Treasury Note/Bond	6.375%	8/15/27	185	202
United States Treasury Note/Bond	0.500%	8/31/27	7,825	6,660
United States Treasury Note/Bond	3.125%	8/31/27	7,888	7,587
United States Treasury Note/Bond	0.375%	9/30/27	7,875	6,636
United States Treasury Note/Bond	4.125%	9/30/27	2,865	2,875
United States Treasury Note/Bond	0.500%	10/31/27	11,115	9,397
United States Treasury Note/Bond	4.125%	10/31/27	4,011	4,025
United States Treasury Note/Bond	2.250%	11/15/27	8,402	7,740
United States Treasury Note/Bond	6.125%	11/15/27	10,839	11,803
United States Treasury Note/Bond	0.625%	11/30/27	8,128	6,902
United States Treasury Note/Bond	3.875%	11/30/27	14,660	14,578
United States Treasury Note/Bond	0.625%	12/31/27	11,975	10,143
United States Treasury Note/Bond	3.875%	12/31/27	1,000	994
United States Treasury Note/Bond	0.750%	1/31/28	12,285	10,446
United States Treasury Note/Bond	2.750%	2/15/28	8,180	7,687
United States Treasury Note/Bond	1.125%	2/29/28	10,060	8,707
United States Treasury Note/Bond	1.250%	3/31/28	11,761	10,221
United States Treasury Note/Bond	1.250%	4/30/28	10,814	9,381
United States Treasury Note/Bond	2.875%	5/15/28	12,080	11,396
United States Treasury Note/Bond	1.250%	5/31/28	10,615	9,189
United States Treasury Note/Bond	1.250%	6/30/28	9,941	8,591
United States Treasury Note/Bond	1.000%	7/31/28	11,480	9,754
United States Treasury Note/Bond	2.875%	8/15/28	11,632	10,950
United States Treasury Note/Bond	5.500%	8/15/28	325	347
United States Treasury Note/Bond	1.125%	8/31/28	10,610	9,063
United States Treasury Note/Bond	1.250%	9/30/28	11,767	10,105
United States Treasury Note/Bond	1.375%	10/31/28	10,725	9,257
United States Treasury Note/Bond	3.125%	11/15/28	11,328	10,799
United States Treasury Note/Bond	5.250%	11/15/28	1,655	1,751
United States Treasury Note/Bond	1.500%	11/30/28	9,995	8,677
United States Treasury Note/Bond	1.375%	12/31/28	3,490	3,009
United States Treasury Note/Bond	1.750%	1/31/29	8,040	7,061
United States Treasury Note/Bond	2.625%	2/15/29	10,133	9,368
United States Treasury Note/Bond	1.875%	2/28/29	8,640	7,653
United States Treasury Note/Bond	2.375%	3/31/29	16,780	15,267
United States Treasury Note/Bond	2.875%	4/30/29	7,750	7,256
United States Treasury Note/Bond	2.375%	5/15/29	9,195	8,358
United States Treasury Note/Bond	2.750%	5/31/29	6,730	6,248
United States Treasury Note/Bond	3.250%	6/30/29	7,145	6,834
United States Treasury Note/Bond	2.625%	7/31/29	8,050	7,412
United States Treasury Note/Bond	1.625%	8/15/29	4,730	4,102
United States Treasury Note/Bond	3.125%	8/31/29	2,010	1,908
United States Treasury Note/Bond	3.875%	9/30/29	4,525	4,490
United States Treasury Note/Bond	4.000%	10/31/29	5,925	5,926
United States Treasury Note/Bond	1.750%	11/15/29	791	689
United States Treasury Note/Bond	3.875%	11/30/29	12,793	12,703
United States Treasury Note/Bond	3.875%	12/31/29	1,770	1,761
United States Treasury Note/Bond	1.500%	2/15/30	7,154	6,092
United States Treasury Note/Bond	0.625%	5/15/30	14,554	11,511
United States Treasury Note/Bond	6.250%	5/15/30	1,350	1,538
United States Treasury Note/Bond	0.625%	8/15/30	18,852	14,831
United States Treasury Note/Bond	0.875%	11/15/30	17,961	14,352
United States Treasury Note/Bond	1.125%	2/15/31	14,940	12,169
United States Treasury Note/Bond	5.375%	2/15/31	1,540	1,687
United States Treasury Note/Bond	1.625%	5/15/31	19,034	16,009
United States Treasury Note/Bond	1.250%	8/15/31	18,757	15,220
United States Treasury Note/Bond	1.375%	11/15/31	22,353	18,186
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	1.875%	2/15/32	22,053	18,690
United States Treasury Note/Bond	2.875%	5/15/32	18,654	17,185
United States Treasury Note/Bond	2.750%	8/15/32	17,860	16,244
United States Treasury Note/Bond	4.125%	11/15/32	19,632	20,025
United States Treasury Note/Bond	4.500%	2/15/36	1,200	1,279
United States Treasury Note/Bond	5.000%	5/15/37	1,020	1,138
United States Treasury Note/Bond	4.375%	2/15/38	450	472
United States Treasury Note/Bond	4.500%	5/15/38	559	594
United States Treasury Note/Bond	3.500%	2/15/39	1,320	1,240
United States Treasury Note/Bond	4.250%	5/15/39	2,247	2,313
United States Treasury Note/Bond	4.500%	8/15/39	2,216	2,347
United States Treasury Note/Bond	4.375%	11/15/39	1,742	1,816
United States Treasury Note/Bond	4.625%	2/15/40	1,300	1,396
United States Treasury Note/Bond	1.125%	5/15/40	7,810	4,892
United States Treasury Note/Bond	4.375%	5/15/40	1,875	1,950
United States Treasury Note/Bond	1.125%	8/15/40	8,405	5,228
United States Treasury Note/Bond	3.875%	8/15/40	2,515	2,453
United States Treasury Note/Bond	1.375%	11/15/40	10,129	6,587
United States Treasury Note/Bond	4.250%	11/15/40	2,195	2,244
United States Treasury Note/Bond	1.875%	2/15/41	12,303	8,697
United States Treasury Note/Bond	4.750%	2/15/41	2,556	2,780
United States Treasury Note/Bond	2.250%	5/15/41	10,495	7,890
United States Treasury Note/Bond	4.375%	5/15/41	1,904	1,974
United States Treasury Note/Bond	1.750%	8/15/41	13,741	9,410
United States Treasury Note/Bond	3.750%	8/15/41	2,140	2,032
United States Treasury Note/Bond	2.000%	11/15/41	11,218	8,019
United States Treasury Note/Bond	3.125%	11/15/41	2,701	2,332
United States Treasury Note/Bond	2.375%	2/15/42	9,361	7,145
United States Treasury Note/Bond	3.125%	2/15/42	2,081	1,793
United States Treasury Note/Bond	3.000%	5/15/42	1,720	1,446
United States Treasury Note/Bond	3.250%	5/15/42	9,030	7,920
United States Treasury Note/Bond	2.750%	8/15/42	2,895	2,329
United States Treasury Note/Bond	3.375%	8/15/42	2,057	1,839
United States Treasury Note/Bond	2.750%	11/15/42	4,646	3,728
United States Treasury Note/Bond	4.000%	11/15/42	4,207	4,123
United States Treasury Note/Bond	3.125%	2/15/43	3,880	3,308
United States Treasury Note/Bond	2.875%	5/15/43	800	653
United States Treasury Note/Bond	3.625%	8/15/43	5,305	4,878
United States Treasury Note/Bond	3.750%	11/15/43	700	656
United States Treasury Note/Bond	3.625%	2/15/44	5,452	5,004
United States Treasury Note/Bond	3.375%	5/15/44	5,869	5,171
United States Treasury Note/Bond	3.125%	8/15/44	7,731	6,526
United States Treasury Note/Bond	3.000%	11/15/44	7,512	6,201
United States Treasury Note/Bond	2.500%	2/15/45	8,120	6,117
United States Treasury Note/Bond	3.000%	5/15/45	6,002	4,943
United States Treasury Note/Bond	2.875%	8/15/45	3,991	3,214
United States Treasury Note/Bond	3.000%	11/15/45	1,914	1,574
United States Treasury Note/Bond	2.500%	2/15/46	3,915	2,928
United States Treasury Note/Bond	2.500%	5/15/46	6,456	4,820
United States Treasury Note/Bond	2.250%	8/15/46	6,110	4,329
United States Treasury Note/Bond	2.875%	11/15/46	2,765	2,216
United States Treasury Note/Bond	3.000%	2/15/47	4,490	3,676
United States Treasury Note/Bond	3.000%	5/15/47	4,615	3,778
United States Treasury Note/Bond	2.750%	8/15/47	6,988	5,460
United States Treasury Note/Bond	2.750%	11/15/47	5,833	4,557
United States Treasury Note/Bond	3.000%	2/15/48	8,479	6,954
United States Treasury Note/Bond	3.125%	5/15/48	7,684	6,465
United States Treasury Note/Bond	3.000%	8/15/48	7,810	6,414
United States Treasury Note/Bond	3.375%	11/15/48	4,590	4,052
United States Treasury Note/Bond	3.000%	2/15/49	8,344	6,879
United States Treasury Note/Bond	2.875%	5/15/49	4,900	3,945
United States Treasury Note/Bond	2.250%	8/15/49	5,029	3,541
United States Treasury Note/Bond	2.375%	11/15/49	5,907	4,282
United States Treasury Note/Bond	2.000%	2/15/50	8,212	5,434
United States Treasury Note/Bond	1.250%	5/15/50	11,066	5,967
United States Treasury Note/Bond	1.375%	8/15/50	11,786	6,563
United States Treasury Note/Bond	1.625%	11/15/50	12,196	7,276
United States Treasury Note/Bond	1.875%	2/15/51	13,054	8,310
United States Treasury Note/Bond	2.375%	5/15/51	13,225	9,506
United States Treasury Note/Bond	2.000%	8/15/51	12,950	8,492
United States Treasury Note/Bond	1.875%	11/15/51	11,835	7,517

6

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	2.250%	2/15/52	11,907	8,307
	United States Treasury Note/Bond	2.875%	5/15/52	10,830	8,698
	United States Treasury Note/Bond	3.000%	8/15/52	13,503	11,178
	United States Treasury Note/Bond	4.000%	11/15/52	10,155	10,199
					1,756,575
Agency Bonds and Notes (1.1%)
	Federal Farm Credit Banks Funding Corp.	0.900%	1/18/24	300	288
	Federal Farm Credit Banks Funding Corp.	0.250%	2/26/24	600	570
	Federal Farm Credit Banks Funding Corp.	2.625%	5/3/24	280	272
	Federal Farm Credit Banks Funding Corp.	2.625%	5/16/24	805	782
	Federal Farm Credit Banks Funding Corp.	2.625%	6/10/24	295	286
	Federal Farm Credit Banks Funding Corp.	3.250%	6/17/24	425	416
	Federal Farm Credit Banks Funding Corp.	3.100%	6/28/24	325	318
	Federal Farm Credit Banks Funding Corp.	3.375%	8/26/24	1,000	979
	Federal Farm Credit Banks Funding Corp.	4.250%	9/26/24	825	819
	Federal Farm Credit Banks Funding Corp.	0.875%	11/18/24	175	164
	Federal Farm Credit Banks Funding Corp.	4.500%	11/18/24	805	803
	Federal Farm Credit Banks Funding Corp.	1.125%	1/6/25	210	196
	Federal Farm Credit Banks Funding Corp.	1.750%	2/14/25	520	492
	Federal Farm Credit Banks Funding Corp.	4.250%	9/30/25	280	279
	Federal Home Loan Banks	2.500%	2/13/24	535	522
	Federal Home Loan Banks	2.125%	2/28/24	450	437
	Federal Home Loan Banks	3.250%	3/8/24	65	64
	Federal Home Loan Banks	3.125%	6/14/24	1,500	1,466
	Federal Home Loan Banks	4.875%	6/14/24	200	200
	Federal Home Loan Banks	2.750%	6/28/24	265	258
	Federal Home Loan Banks	3.000%	7/8/24	500	487
	Federal Home Loan Banks	1.500%	8/15/24	330	314
	Federal Home Loan Banks	4.500%	10/3/24	750	748
	Federal Home Loan Banks	0.500%	4/14/25	1,000	916
	Federal Home Loan Banks	0.375%	9/4/25	500	451
	Federal Home Loan Banks	1.250%	12/21/26	1,000	893
	Federal Home Loan Banks	3.250%	11/16/28	315	302
	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,534
[1]	Federal Home Loan Mortgage Corp.	1.500%	2/12/25	1,200	1,129
[1]	Federal Home Loan Mortgage Corp.	0.375%	7/21/25	1,500	1,357
[1]	Federal Home Loan Mortgage Corp.	0.375%	9/23/25	2,000	1,798
[1]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	146
[1]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	1,780
[1]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	1,102	1,274
[1]	Federal National Mortgage Assn.	2.500%	2/5/24	975	951
[1]	Federal National Mortgage Assn.	1.750%	7/2/24	1,028	984
[1]	Federal National Mortgage Assn.	2.625%	9/6/24	160	155
[1]	Federal National Mortgage Assn.	1.625%	10/15/24	970	920
[1]	Federal National Mortgage Assn.	1.625%	1/7/25	1,300	1,228
[1]	Federal National Mortgage Assn.	0.625%	4/22/25	1,000	917
[1]	Federal National Mortgage Assn.	0.500%	6/17/25	1,000	910
[1]	Federal National Mortgage Assn.	0.375%	8/25/25	2,000	1,804
[1]	Federal National Mortgage Assn.	0.500%	11/7/25	2,000	1,797
[1]	Federal National Mortgage Assn.	2.125%	4/24/26	575	537
[1]	Federal National Mortgage Assn.	1.875%	9/24/26	500	459
[1]	Federal National Mortgage Assn.	0.750%	10/8/27	1,000	858
[1]	Federal National Mortgage Assn.	6.250%	5/15/29	175	195
[1]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,085
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Federal National Mortgage Assn.	7.250%	5/15/30	300	357
[1]	Federal National Mortgage Assn.	0.875%	8/5/30	1,400	1,098
[1]	Federal National Mortgage Assn.	6.625%	11/15/30	720	832
[1]	Federal National Mortgage Assn.	5.625%	7/15/37	275	303
	Private Export Funding Corp.	3.550%	1/15/24	100	98
	Private Export Funding Corp.	2.450%	7/15/24	100	96
	Private Export Funding Corp.	1.750%	11/15/24	75	71
	Private Export Funding Corp.	3.250%	6/15/25	50	48
	Private Export Funding Corp.	1.400%	7/15/28	175	148
	Tennessee Valley Authority	2.875%	9/15/24	191	185
	Tennessee Valley Authority	0.750%	5/15/25	200	183
	Tennessee Valley Authority	6.750%	11/1/25	134	142
	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,167
	Tennessee Valley Authority	1.500%	9/15/31	550	432
	Tennessee Valley Authority	4.650%	6/15/35	175	174
	Tennessee Valley Authority	5.880%	4/1/36	250	275
	Tennessee Valley Authority	5.500%	6/15/38	100	105
	Tennessee Valley Authority	5.250%	9/15/39	512	532
	Tennessee Valley Authority	4.875%	1/15/48	100	98
	Tennessee Valley Authority	5.375%	4/1/56	50	53
	Tennessee Valley Authority	4.625%	9/15/60	180	169
	Tennessee Valley Authority	4.250%	9/15/65	200	173
					42,279
Conventional Mortgage-Backed Securities (20.4%)
[1,2]	Fannie Mae Pool	6.500%	9/1/32	13	13
[1,2]	Fannie Mae Pool	2.000%	6/1/51– 3/1/52	178	146
[1,2]	Fannie Mae Pool	3.000%	3/1/52– 4/1/52	1,705	1,502
[1,2]	Fannie Mae Pool	4.500%	7/1/52– 8/1/52	1,659	1,602
[1,2]	Fannie Mae Pool	5.000%	7/1/52– 8/1/52	1,676	1,654
[1,2]	Fannie Mae Pool	4.000%	8/1/52– 9/1/52	2,650	2,491
[1,2]	Freddie Mac Gold Pool	7.000%	4/1/23– 2/1/37	71	73
[1,2]	Freddie Mac Gold Pool	7.500%	4/1/23– 4/1/28	4	4
[1,2]	Freddie Mac Gold Pool	4.500%	5/1/23– 10/1/48	5,283	5,217
[1,2]	Freddie Mac Gold Pool	5.000%	9/1/23– 11/1/48	1,602	1,621
[1,2]	Freddie Mac Gold Pool	5.500%	1/1/24– 6/1/41	1,253	1,270
[1,2]	Freddie Mac Gold Pool	4.000%	6/1/24– 11/1/48	10,378	10,000
[1,2]	Freddie Mac Gold Pool	8.500%	7/1/24– 11/1/30	3	3
[1,2]	Freddie Mac Gold Pool	8.000%	11/1/24– 7/1/30	3	3
[1,2]	Freddie Mac Gold Pool	3.500%	9/1/25– 11/1/48	19,424	18,132
[1,2]	Freddie Mac Gold Pool	3.000%	10/1/26– 8/1/47	17,822	16,238
[1,2]	Freddie Mac Gold Pool	2.500%	4/1/27– 2/1/43	5,215	4,864
[1,2]	Freddie Mac Gold Pool	9.000%	5/1/27– 5/1/30	1	1
[1,2]	Freddie Mac Gold Pool	6.000%	7/1/28– 3/1/39	902	933
[1,2]	Freddie Mac Gold Pool	2.000%	8/1/28– 12/1/31	275	254
[1,2]	Freddie Mac Pool	2.000%	5/1/37– 4/1/42	662	586
[1,2]	Freddie Mac Pool	2.500%	1/1/52– 5/1/52	2,143	1,830
[1,2]	Freddie Mac Pool	3.000%	4/1/52	109	96
[1,2]	Freddie Mac Pool	4.000%	7/1/52– 9/1/52	3,258	3,064
[1,2]	Freddie Mac Pool	4.500%	7/1/52– 9/1/52	3,342	3,226
[1,2]	Freddie Mac Pool	5.000%	7/1/52	598	590
[2,3]	Ginnie Mae	4.000%	1/23/53	608	576

7

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,3]	Ginnie Mae	4.500%	1/23/53	975	946
[2,3]	Ginnie Mae	5.000%	1/23/53	1,351	1,339
[2,3]	Ginnie Mae	5.500%	1/23/53	1,350	1,358
[2,3]	Ginnie Mae	6.000%	1/23/53	625	635
[2]	Ginnie Mae I Pool	8.000%	3/15/23– 10/15/30	7	9
[2]	Ginnie Mae I Pool	7.000%	8/15/23– 10/15/31	26	25
[2]	Ginnie Mae I Pool	6.500%	11/15/23– 12/15/38	100	102
[2]	Ginnie Mae I Pool	7.500%	12/15/23– 1/15/31	8	8
[2]	Ginnie Mae I Pool	4.000%	10/15/24– 11/15/47	1,132	1,097
[2]	Ginnie Mae I Pool	4.500%	10/15/24– 3/15/41	1,218	1,220
[2]	Ginnie Mae I Pool	3.500%	11/15/25– 9/15/49	1,116	1,053
[2]	Ginnie Mae I Pool	3.000%	1/15/26– 12/15/45	1,256	1,118
[2]	Ginnie Mae I Pool	6.000%	6/15/32– 3/15/40	56	56
[2]	Ginnie Mae I Pool	5.000%	5/15/34– 4/15/41	842	863
[2]	Ginnie Mae II Pool	3.500%	9/20/25– 7/20/52	28,649	26,769
[2]	Ginnie Mae II Pool	4.000%	9/20/25– 11/20/52	18,701	18,025
[2]	Ginnie Mae II Pool	3.000%	2/20/27– 6/20/52	38,140	34,293
[2]	Ginnie Mae II Pool	2.500%	6/20/27– 5/20/52	37,946	33,099
[2]	Ginnie Mae II Pool	5.000%	12/20/32– 11/20/52	6,495	6,495
[2]	Ginnie Mae II Pool	6.500%	12/20/35– 11/20/39	99	104
[2]	Ginnie Mae II Pool	7.000%	8/20/36– 4/20/38	12	12
[2]	Ginnie Mae II Pool	4.500%	2/20/39– 12/20/52	13,497	13,276
[2]	Ginnie Mae II Pool	2.000%	8/20/50– 1/20/52	38,236	32,103
[2]	Ginnie Mae II Pool	1.500%	12/20/51	1,053	846
[2]	Ginnie Mae II Pool	5.500%	10/20/52– 12/20/52	1,749	1,760
[1,2]	UMBS Pool	7.000%	6/1/23– 11/1/37	113	121
[1,2]	UMBS Pool	7.500%	6/1/23– 2/1/32	13	13
[1,2,3]	UMBS Pool	5.000%	7/1/23– 1/12/53	17,812	17,724
[1,2]	UMBS Pool	8.000%	7/1/23– 11/1/30	1	1
[1,2,3]	UMBS Pool	4.500%	9/1/23– 1/12/53	25,910	25,336
[1,2]	UMBS Pool	2.000%	11/1/23– 4/1/52	204,531	170,595
[1,2,3]	UMBS Pool	5.500%	12/1/23– 1/12/53	9,289	9,395
[1,2,3]	UMBS Pool	4.000%	2/1/24– 10/1/52	38,216	36,577
[1,2,3]	UMBS Pool	6.000%	3/1/24– 1/12/53	2,683	2,770
[1,2]	UMBS Pool	8.500%	10/1/24– 4/1/31	1	1
[1,2,3]	UMBS Pool	3.500%	9/1/25– 10/1/52	52,298	48,598
[1,2]	UMBS Pool	3.000%	11/1/25– 6/1/52	87,725	78,792
[1,2]	UMBS Pool	2.500%	1/1/27– 6/1/52	143,785	124,154
[1,2]	UMBS Pool	1.500%	7/1/35– 9/1/51	50,968	41,194
[1,2,3]	UMBS Pool	6.500%	1/12/53	775	794
					808,665
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Nonconventional Mortgage-Backed Securities (0.0%)
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.290%	1.779%	12/1/41	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.310%	2.762%	9/1/37	21	21
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.388%	2.972%	10/1/37	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.433%	3.140%	7/1/36	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.474%	2.129%	3/1/43	28	28
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.555%	3.806%	9/1/43	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.560%	2.308%	7/1/43	42	42
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.597%	3.849%	8/1/35	25	25
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.601%	3.417%	10/1/37	6	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.606%	3.028%	6/1/43	9	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.623%	1.998%	2/1/36	1	1
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.627%	2.127%	3/1/38	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.635%	1.885%	11/1/36	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.640%	1.890%	1/1/42	8	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.660%	1.910%	9/1/40	2	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.670%	2.045%	1/1/37	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.671%	3.377%	10/1/42	8	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.680%	2.844%	8/1/39	13	14
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.685%	1.935%	12/1/33	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	2.259%	10/1/39	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	3.225%	5/1/40	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	3.940%	9/1/42	21	21
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.695%	3.945%	7/1/39	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.698%	3.948%	8/1/40	6	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	4.075%	7/1/37	1	1
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	1.950%	12/1/40	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.701%	2.242%	10/1/42	10	11
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.705%	1.955%	11/1/39	2	2
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.716%	2.527%	5/1/42	11	11
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.733%	3.045%	9/1/43	14	14
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.735%	3.479%	6/1/41	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.747%	3.852%	7/1/41	18	19
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.750%	3.910%	10/1/40	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.751%	2.982%	9/1/34	1	1
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.764%	2.093%	11/1/39	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.771%	2.432%	5/1/42	3	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.780%	2.280%	2/1/41	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.781%	3.284%	7/1/42	8	8

8

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.794%	2.464%	8/1/42	26	26
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.795%	2.446%	3/1/42	9	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.796%	3.359%	3/1/42	8	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.805%	3.618%	9/1/40	8	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.805%	2.055%	11/1/41	12	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	2.060%	11/1/33– 12/1/40	10	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.556%	3/1/41	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.063%	11/1/41	7	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.075%	1/1/42	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.065%	11/1/40– 12/1/40	12	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.231%	2/1/41	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.447%	5/1/41	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.107%	12/1/41	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.825%	2.575%	3/1/41	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	2.308%	4/1/41	13	13
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	4.080%	6/1/41	8	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.834%	2.153%	2/1/41	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	2.107%	1/1/40	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	3.210%	5/1/40	2	2
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.839%	2.089%	12/1/39	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.840%	4.090%	8/1/39	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.880%	2.938%	11/1/34	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.909%	3.289%	4/1/37	6	6
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.155%	2.280%	12/1/37	14	14
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.313%	2.438%	1/1/35	9	9
[1,2,4]	Fannie Mae Pool, 6M USD LIBOR + 1.058%	1.592%	4/1/37	6	6
[1,2,4]	Fannie Mae Pool, 6M USD LIBOR + 1.840%	3.090%	8/1/37	7	7
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.532%	3.551%	9/1/37	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.625%	1.875%	1/1/38	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	1.890%	12/1/36	5	5
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	3.305%	5/1/42	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.660%	1.910%	10/1/37	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.665%	1.915%	12/1/34	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.695%	2.074%	2/1/37	5	5
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.727%	1.996%	1/1/35	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.743%	1.993%	12/1/36	12	12
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.745%	1.995%	12/1/40	7	7
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.750%	3.125%	5/1/38	1	1
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.830%	2.050%	12/1/35	4	4
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.846%	2.141%	2/1/42	4	4
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	3.357%	5/1/40	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	3.612%	6/1/40	5	5
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.130%	6/1/40	8	8
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.130%	12/1/40	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.216%	1/1/41	10	10
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.380%	3/1/41	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	3.864%	6/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.887%	2.658%	2/1/42	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.894%	3.536%	9/1/40	5	6
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	4.150%	6/1/40	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	2.150%	11/1/40	7	7
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	2.201%	1/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	2.390%	2/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	2.410%	2/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.005%	2.989%	5/1/37	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.085%	2.585%	3/1/38	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	2.375%	11/1/34	12	12
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	2.489%	2/1/36	4	4
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	3.375%	5/1/36	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.411%	2.567%	10/1/36	7	7
[1,2,4]	Freddie Mac Non Gold Pool, 6M USD LIBOR + 1.355%	2.020%	6/1/37	6	6
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	1.625%	7/20/38– 8/20/41	19	18
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	1.750%	10/20/38– 12/20/42	66	66
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.625%	1/20/41– 3/20/43	46	44
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.875%	4/20/41– 6/20/43	43	42
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	2.250%	11/20/40	1	1
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	3.375%	5/20/41	2	2
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	4.000%	5/20/41	3	3
					883
Total U.S. Government and Agency Obligations (Cost $2,961,732)					2,608,402
Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
[2]	Ally Auto Receivables Trust Allya Class A3 Series 2022 -2	4.760%	5/17/27	150	149
[2]	Ally Auto Receivables Trust Class A3 Series 2022-1	3.310%	11/15/26	125	122
[2]	Ally Auto Receivables Trust Class A4 Series 2019-2	2.260%	8/15/24	37	37
[2]	Ally Auto Receivables Trust Class A4 Series 2019-4	1.920%	1/15/25	25	25
[2]	Ally Auto Receivables Trust Class A4 Series 2022-2	4.870%	4/17/28	50	50
[2]	American Express Credit Account Class A Series 2022-2	3.390%	5/15/27	750	728

9

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	American Express Credit Account Master Trust Class A Series 2021-1	0.900%	11/15/26	425	395
[2]	American Express Credit Account Master Trust Class A Series 2022-3	3.750%	8/15/27	425	415
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2021-2	0.340%	12/18/26	25	24
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2020-3	0.760%	12/18/25	25	24
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2021-1	0.680%	10/19/26	25	24
[2]	AmeriCredit Automobile Receivables Trust Class C Series 2021-1	0.890%	10/19/26	25	23
[2]	BA Credit Card Trust Class A1 Series 2020-A1	0.340%	5/15/26	200	191
[2]	BA Credit Card Trust Class A1 Series 2021-A1	0.440%	9/15/26	35	33
[2]	BA Credit Card Trust Class A1 Series 2022-A1	3.530%	11/15/27	150	146
[2]	Banc of America Commercial Mortgage Trust Class A4 Series 2015-UBS7	3.705%	9/15/48	75	71
[2]	Banc of America Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	72	67
[2]	Banc of America Commercial Mortgage Trust Class ASB Series 2015-UBS7	3.429%	9/15/48	30	29
[2]	BANK Class A2 Series 2018-BNK14	4.128%	9/15/60	24	24
[2]	BANK Class A3 Series 2017-BNK9	3.279%	11/15/54	69	65
[2,4]	BANK Class A3 Series 2018-BNK11	4.046%	3/15/61	100	94
[2]	BANK Class A3 Series 2019-BNK19	3.183%	8/15/61	75	66
[2]	BANK Class A3 Series 2019-BNK20	3.011%	9/15/62	170	148
[2]	BANK Class A3 Series 2019-BNK23	2.920%	12/15/52	180	156
[2]	BANK Class A3 Series 2019-BNK24	2.960%	11/15/62	150	130
[2]	BANK Class A4 Series 2017-BNK6	3.254%	7/15/60	50	46
[2]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	100	91
[2]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	150	138
[2]	BANK Class A4 Series 2017-BNK9	3.538%	11/15/54	150	139
[2,4]	BANK Class A4 Series 2018-BNK12	4.255%	5/15/61	125	119
[2]	BANK Class A4 Series 2018-BNK13	3.953%	8/15/61	50	47
[2,4]	BANK Class A4 Series 2018-BNK14	4.231%	9/15/60	100	95
[2,4]	BANK Class A4 Series 2018-BNK15	4.407%	11/15/61	110	105
[2]	BANK Class A4 Series 2019-BNK16	4.005%	2/15/52	125	117
[2]	BANK Class A4 Series 2019-BNK17	3.714%	4/15/52	100	92
[2]	BANK Class A4 Series 2019-BNK18	3.584%	5/15/62	100	91
[2]	BANK Class A4 Series 2019-BNK22	2.978%	11/15/62	290	252
[2]	BANK Class A4 Series 2020-BNK26	2.403%	3/15/63	175	146
[2]	BANK Class A4 Series 2020-BNK28	1.844%	3/15/63	50	39
[2]	BANK Class A4 Series 2020-BNK29	1.997%	11/15/53	50	39
[2]	BANK Class A4 Series 2020-BNK30	1.925%	12/15/53	75	59
[2]	BANK Class A4 Series 2021-BNK31	2.036%	2/15/54	50	40
[2]	BANK Class A5 Series 2017-BNK5	3.390%	6/15/60	150	138
[2]	BANK Class A5 Series 2017-BNK6	3.518%	7/15/60	404	375
[2]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	75	69
[2]	BANK Class A5 Series 2018-BNK10	3.688%	2/15/61	250	233
[2,4]	BANK Class A5 Series 2018-BNK13	4.217%	8/15/61	25	24
[2]	BANK Class A5 Series 2019-BNK21	2.851%	10/17/52	100	86
[2]	BANK Class A5 Series 2020-BNK25	2.649%	1/15/63	200	170
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	BANK Class A5 Series 2020-BNK27	2.144%	4/15/63	150	122
[2]	BANK Class A5 Series 2021-BN32	2.643%	4/15/54	75	62
[2]	BANK Class A5 Series 2021-BNK33	2.556%	5/15/64	50	41
[2]	BANK Class A5 Series 2021-BNK34	2.438%	6/15/63	150	121
[2]	BANK Class A5 Series 2021-BNK35	2.285%	6/15/64	100	80
[2]	BANK Class A5 Series 2021-BNK36	2.470%	9/15/64	125	102
[2,4]	BANK Class A5 Series 2021-BNK37	2.618%	11/15/64	125	103
[2]	BANK Class A5 Series 2022-BNK43	4.399%	8/15/55	175	165
[2]	BANK Class AS Series 2017-BNK5	3.624%	6/15/60	100	89
[2,4]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	404	363
[2]	BANK Class AS Series 2017-BNK7	3.748%	9/15/60	75	68
[2]	BANK Class AS Series 2017-BNK8	3.731%	11/15/50	25	22
[2,4]	BANK Class AS Series 2018-BNK10	3.898%	2/15/61	50	45
[2,4]	BANK Class AS Series 2018-BNK12	4.485%	5/15/61	50	46
[2,4]	BANK Class AS Series 2018-BNK14	4.481%	9/15/60	25	23
[2]	BANK Class AS Series 2019-BNK17	3.976%	4/15/52	25	22
[2,4]	BANK Class AS Series 2019-BNK18	3.826%	5/15/62	50	44
[2]	BANK Class AS Series 2019-BNK21	3.093%	10/17/52	75	63
[2]	BANK Class AS Series 2019-BNK23	3.203%	12/15/52	75	63
[2,4]	BANK Class AS Series 2019-BNK24	3.283%	11/15/62	75	63
[2]	BANK Class AS Series 2020-BNK25	2.841%	1/15/63	65	53
[2]	BANK Class AS Series 2020-BNK26	2.687%	3/15/63	55	45
[2]	BANK Class AS Series 2020-BNK27	2.551%	4/15/63	50	40
[2,4]	BANK Class AS Series 2021-BNK31	2.211%	2/15/54	25	19
[2,4]	BANK Class AS Series 2021-BNK36	2.695%	9/15/64	50	39
[2]	BANK Class ASB Series 2018-BNK10	3.641%	2/15/61	50	48
[2,4]	BANK Class C Series 2017-BNK8	4.200%	11/15/50	50	41
[2,4]	BANK Class C Series 2019-BNK19	4.165%	8/15/61	35	27
[2]	Bank of America Commercial Mortgage Trust Class AS Series 2017-BNK3	3.748%	2/15/50	28	25
[2]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C3	3.583%	5/15/52	250	228
[2]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C5	3.063%	11/15/52	150	132
[2]	Barclays Commercial Mortgage Trust Class A5 Series 2019-C4	2.919%	8/15/52	275	240
[2,4]	Barclays Commercial Mortgage Trust Class A5 Series 2022-C14	2.946%	2/15/55	200	168
[2]	Barclays Commercial Mortgage Trust Class AS Series 2019-C4	3.171%	8/15/52	25	21
[2,4]	Barclays Commercial Mortgage Trust Class AS Series 2019-C5	3.366%	11/15/52	100	86
[2]	Barclays Dryrock Issuance Trus Drock Class A Series 2022-1	3.070%	2/15/28	100	96
[2]	BBCMS Mortgage Trust Class A4 Series 2017-C1	3.674%	2/15/50	125	117
[2]	BBCMS Mortgage Trust Class A4 Series 2020-C6	2.639%	2/15/53	100	85
[2]	BBCMS Mortgage Trust Class A5 Series 2018-C2	4.314%	12/15/51	125	119
[2]	BBCMS Mortgage Trust Class A5 Series 2020-C7	2.037%	4/15/53	50	41
[2]	BBCMS Mortgage Trust Class A5 Series 2020-C8	2.040%	10/15/53	125	100
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C11	2.322%	9/15/54	50	40
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C12	2.689%	11/15/54	100	83

10

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C9	2.299%	2/15/54	150	122
[2]	BBCMS Mortgage Trust Class AS Series 2017-C1	3.898%	2/15/50	100	91
[2]	BBCMS Mortgage Trust Class AS Series 2020-C6	2.840%	2/15/53	35	28
[2]	BBCMS Trust Class A5 Series 2021-C10	2.492%	7/15/54	150	123
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B2	3.662%	2/15/51	50	49
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B3	3.848%	4/10/51	27	27
[2]	Benchmark Mortgage Trust Class A2 Series 2020-B17	2.211%	3/15/53	50	46
[2]	Benchmark Mortgage Trust Class A3 Series 2020-IG1	2.687%	9/15/43	125	103
[2]	Benchmark Mortgage Trust Class A4 Series 2018-B5	4.208%	7/15/51	75	71
[2]	Benchmark Mortgage Trust Class A4 Series 2018-B6	4.261%	10/10/51	50	48
[2,4]	Benchmark Mortgage Trust Class A4 Series 2018-B7	4.510%	5/15/53	175	169
[2]	Benchmark Mortgage Trust Class A4 Series 2019-B10	3.717%	3/15/62	80	74
[2]	Benchmark Mortgage Trust Class A4 Series 2019-B13	2.952%	8/15/57	280	245
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B1	3.666%	1/15/51	100	93
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B2	3.882%	2/15/51	325	306
[2]	Benchmark Mortgage Trust Class A5 Series 2018-B3	4.025%	4/10/51	225	213
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B4	4.121%	7/15/51	350	332
[2]	Benchmark Mortgage Trust Class A5 Series 2018-B8	4.232%	1/15/52	125	119
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B14	3.049%	12/15/62	225	198
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B15	2.928%	12/15/72	230	200
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B9	4.016%	3/15/52	105	99
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B16	2.732%	2/15/53	100	86
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B17	2.289%	3/15/53	100	83
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B20	2.034%	10/15/53	100	80
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B21	1.978%	12/17/53	125	99
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B22	1.973%	1/15/54	100	79
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B23	2.070%	2/15/54	225	179
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B24	2.584%	3/15/54	125	103
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B25	2.577%	4/15/54	125	103
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B25	2.847%	4/15/54	50	40
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B26	2.613%	6/15/54	75	62
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B28	2.224%	8/15/54	100	80
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B29	2.388%	9/15/54	50	40
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B30	2.576%	11/15/54	200	163
[2,4]	Benchmark Mortgage Trust Class A5 Series 2022-B32	3.002%	1/15/55	275	232
[2]	Benchmark Mortgage Trust Class A5 Series 2022-B33	3.458%	3/15/55	75	66
[2,4]	Benchmark Mortgage Trust Class A5 Series 2022-B34	3.786%	4/15/55	50	45
[2,4]	Benchmark Mortgage Trust Class A5 Series 2022-B36	4.470%	7/15/55	100	95
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Benchmark Mortgage Trust Class AM Series 2018-B1	3.878%	1/15/51	50	45
[2,4]	Benchmark Mortgage Trust Class AM Series 2018-B4	4.311%	7/15/51	75	68
[2]	Benchmark Mortgage Trust Class AM Series 2019-B10	3.979%	3/15/62	50	44
[2,4]	Benchmark Mortgage Trust Class AM Series 2020-B16	2.944%	2/15/53	25	20
[2,4]	Benchmark Mortgage Trust Class AS Series 2018-B2	4.084%	2/15/51	150	138
[2]	Benchmark Mortgage Trust Class AS Series 2018-B6	4.441%	10/10/51	25	23
[2,4]	Benchmark Mortgage Trust Class AS Series 2018-B8	4.532%	1/15/52	50	46
[2]	Benchmark Mortgage Trust Class AS Series 2019-B11	3.784%	5/15/52	75	65
[2]	Benchmark Mortgage Trust Class AS Series 2020-B17	2.583%	3/15/53	30	24
[2]	Benchmark Mortgage Trust Class AS Series 2020-B19	2.148%	9/15/53	25	19
[2]	Benchmark Mortgage Trust Class AS Series 2020-B20	2.375%	10/15/53	10	8
[2,4]	Benchmark Mortgage Trust Class AS Series 2020-IG1	2.909%	9/15/43	50	40
[2]	Benchmark Mortgage Trust Class AS Series 2021-B23	2.274%	2/15/54	75	57
[2]	Benchmark Mortgage Trust Class AS Series 2021-B24	2.780%	3/15/54	25	20
[2,4]	Benchmark Mortgage Trust Class AS Series 2022-B32	3.528%	1/15/55	75	61
[2,4]	BMO Mortgage Trust Class A5 Series 2022-C1	3.374%	2/17/55	50	43
[2]	BMO Mortgage Trust Class A5 Series 2022-C3	5.313%	9/15/54	200	201
[2]	BMW Vehicle Lease Trust Class A3 Series 2021-1	0.290%	1/25/24	29	29
[2]	BMW Vehicle Lease Trust Class A3 Series 2021-2	0.330%	12/26/24	73	71
[2]	BMW Vehicle Lease Trust Class A4 Series 2021-1	0.370%	7/25/24	25	24
[2]	BMW Vehicle Lease Trust Class A4 Series 2021-2	0.430%	1/27/25	50	48
[2]	BMW Vehicle Owner Trust Class A3 Series 2020-A	0.480%	10/25/24	7	7
[2]	BMW Vehicle Owner Trust Class A3 Series 2022-A	3.210%	8/25/26	25	24
[2]	Cantor Commercial Real Estate Lending Class A4 Series 2019-CF3	3.006%	1/15/53	135	115
[2]	Cantor Commercial Real Estate Lending Class A5 Series 2019-CF1	3.786%	5/15/52	125	113
[2]	Cantor Commercial Real Estate Lending Class A5 Series 2019-CF2	2.874%	11/15/52	140	118
[2]	Cantor Commercial Real Estate Lending Class AS Series 2019-CF3	3.298%	1/15/53	60	49
[2]	Capital One Multi-Asset Execution Trust Class A Series 2022-A2	3.490%	5/15/27	400	389
[2]	Capital One Multi-Asset Execution Trust Class A1 Series 2021-A1	0.550%	7/15/26	200	187
[2]	Capital One Multi-Asset Execution Trust Class A1 Series 2022-A1	2.800%	3/15/27	400	384
[2]	Capital One Multi-Asset Execution Trust Class A2 Series 2021-A2	1.390%	7/15/30	450	375
[2]	Capital One Multi-Asset Execution Trust Class A3 Series 2019-A3	2.060%	8/15/28	300	274
[2]	Capital One Multi-Asset Execution Trust Class A3 Series 2021-A3	1.040%	11/15/26	400	373
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2021-1	0.770%	9/15/26	100	94
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2022-1	3.170%	4/15/27	100	96

11

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2022-2	3.660%	5/17/27	75	73
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2019-1	2.560%	10/15/24	23	23
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2020-1	1.630%	8/15/25	15	15
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2022-1	3.320%	9/15/27	50	47
[2]	CarMax Auto Owner Trust Class A3 Series 2020-1	1.890%	12/16/24	29	29
[2]	CarMax Auto Owner Trust Class A3 Series 2020-3	0.620%	3/17/25	29	29
[2]	CarMax Auto Owner Trust Class A3 Series 2020-4	0.500%	8/15/25	322	313
[2]	CarMax Auto Owner Trust Class A3 Series 2020-4	0.630%	6/15/26	25	23
[2]	CarMax Auto Owner Trust Class A3 Series 2021-1	0.340%	12/15/25	45	43
[2]	CarMax Auto Owner Trust Class A3 Series 2021-2	0.520%	2/17/26	96	93
[2]	CarMax Auto Owner Trust Class A3 Series 2021-4	0.560%	9/15/26	100	95
[2]	CarMax Auto Owner Trust Class A3 Series 2022-1	1.470%	12/15/26	100	95
[2]	CarMax Auto Owner Trust Class A3 Series 2022-2	3.490%	2/16/27	100	97
[2]	CarMax Auto Owner Trust Class A4 Series 2019-4	2.130%	7/15/25	25	24
[2]	CarMax Auto Owner Trust Class A4 Series 2020-1	2.030%	6/16/25	15	14
[2]	CarMax Auto Owner Trust Class A4 Series 2020-3	0.770%	3/16/26	25	24
[2]	CarMax Auto Owner Trust Class A4 Series 2021-2	0.810%	12/15/26	25	23
[2]	CarMax Auto Owner Trust Class A4 Series 2022-1	1.700%	8/16/27	50	45
[2]	Carvana Auto Receivables Trust Class A3 Series 2021-P3	0.700%	11/10/26	75	70
[2]	CD Mortgage Trust Class A3 Series 2019-CD8	2.657%	8/15/57	40	35
[2]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	150	136
[2,4]	CD Mortgage Trust Class A4 Series 2016-CD2	3.526%	11/10/49	100	93
[2]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	144	134
[2]	CD Mortgage Trust Class A4 Series 2018-CD7	4.279%	8/15/51	75	71
[2]	CD Mortgage Trust Class A4 Series 2019-CD8	2.912%	8/15/57	450	384
[2]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	125	114
[2]	CD Mortgage Trust Class AAB Series 2017-CD3	3.453%	2/10/50	20	19
[2,4]	CD Mortgage Trust Class AM Series 2017-CD6	3.709%	11/13/50	75	67
[2]	CD Mortgage Trust Class AS Series 2017-CD3	3.833%	2/10/50	31	28
[2]	CD Mortgage Trust Class ASB Series 2017-CD6	3.332%	11/13/50	49	46
[2]	CD Mortgage Trust Class ASB Series 2018-CD7	4.213%	8/15/51	10	10
[2]	CenterPoint Energy Transition Bond Co. IV LLC Class A3 Series 2012-1	3.028%	10/15/25	163	160
[2]	CFCRE Commercial Mortgage Trust Class A3 Series 2016-C3	3.865%	1/10/48	125	119
[2,4]	CFCRE Commercial Mortgage Trust Class A3 Series 2016-C6	3.217%	11/10/49	250	230
[2]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	150	139
[2]	CFCRE Commercial Mortgage Trust Class A4 Series 2017-C8	3.572%	6/15/50	50	46
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	CFCRE Commercial Mortgage Trust Class AM Series 2016-C4	3.691%	5/10/58	100	92
[2]	CGMS Commercial Mortgage Trust Class A4 Series 2017-B1	3.458%	8/15/50	250	229
[2,4]	CGMS Commercial Mortgage Trust Class AS Series 2017-B1	3.711%	8/15/50	50	45
[2]	Chase Issuance Trust Class A Series 2022-A1	3.970%	9/15/27	100	97
[2]	Citibank Credit Card Issuance Trust Class A3 Series 2007-A3	6.150%	6/15/39	100	110
[2]	Citibank Credit Card Issuance Trust Class A7 Series 2018-A7	3.960%	10/13/30	200	193
[2]	Citigroup Commercial Mortgage Trust Class A2 Series 2018-B2	3.788%	3/10/51	50	50
[2]	Citigroup Commercial Mortgage Trust Class A3 Series 2016-P4	2.646%	7/10/49	150	138
[2]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-C4	3.209%	10/12/50	100	93
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC11	3.093%	4/10/46	83	83
[2,4]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC15	4.371%	9/10/46	50	49
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC19	4.023%	3/11/47	25	25
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC23	3.622%	7/10/47	100	96
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC25	3.635%	10/10/47	175	168
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC29	3.192%	4/10/48	175	165
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	100	95
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC33	3.778%	9/10/58	100	95
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-C1	3.209%	5/10/49	125	116
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-GC37	3.314%	4/10/49	50	47
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-P4	2.902%	7/10/49	75	69
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	250	229
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-B2	4.009%	3/10/51	275	257
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2019-GC43	3.038%	11/10/52	275	237
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2014-GC21	3.855%	5/10/47	50	49
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2015-GC27	3.137%	2/10/48	225	214
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2016-GC36	3.616%	2/10/49	475	447
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2019-GC41	2.869%	8/10/56	225	192
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2020-GC46	2.717%	2/15/53	110	93
[2,4]	Citigroup Commercial Mortgage Trust Class A5 Series 2022-GC48	4.743%	5/15/54	75	72
[2]	Citigroup Commercial Mortgage Trust Class AAB Series 2014-GC19	3.552%	3/11/47	5	5
[2]	Citigroup Commercial Mortgage Trust Class AAB Series 2016-C1	3.003%	5/10/49	36	35
[2,4]	Citigroup Commercial Mortgage Trust Class AS Series 2013-GC15	4.649%	9/10/46	75	74
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2014-GC19	4.345%	3/11/47	25	24
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2015-GC27	3.571%	2/10/48	100	93
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2017-C4	3.764%	10/12/50	50	45
[2,4]	Citigroup Commercial Mortgage Trust Class AS Series 2020-GC46	2.918%	2/15/53	45	36

12

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC21	4.328%	5/10/47	50	48
[2,4]	Citigroup Commercial Mortgage Trust Class B Series 2015-GC29	3.758%	4/10/48	84	77
[2]	CNH Equipment Trust Class A3 Series 2022-A	2.940%	7/15/27	50	48
[2]	COMM Mortgage Trust Class A3 Series 2012-CR4	2.853%	10/15/45	11	11
[2]	COMM Mortgage Trust Class A3 Series 2013-CR11	3.983%	8/10/50	40	40
[2]	COMM Mortgage Trust Class A3 Series 2013-CR12	3.765%	10/10/46	44	43
[2]	COMM Mortgage Trust Class A3 Series 2014-CR21	3.528%	12/10/47	154	148
[2]	COMM Mortgage Trust Class A3 Series 2017-COR2	3.510%	9/10/50	35	32
[2]	COMM Mortgage Trust Class A3 Series 2018-COR3	4.228%	5/10/51	125	118
[2,4]	COMM Mortgage Trust Class A4 Series 2014-CR15	4.074%	2/10/47	56	55
[2]	COMM Mortgage Trust Class A4 Series 2014-CR20	3.590%	11/10/47	50	48
[2]	COMM Mortgage Trust Class A4 Series 2014-LC15	4.006%	4/10/47	150	147
[2]	COMM Mortgage Trust Class A4 Series 2014-UBS3	3.819%	6/10/47	100	97
[2]	COMM Mortgage Trust Class A4 Series 2014-UBS5	3.838%	9/10/47	125	121
[2]	COMM Mortgage Trust Class A4 Series 2015-CR23	3.497%	5/10/48	100	95
[2]	COMM Mortgage Trust Class A4 Series 2015-CR24	3.432%	8/10/48	159	150
[2]	COMM Mortgage Trust Class A4 Series 2015-CR25	3.759%	8/10/48	125	119
[2]	COMM Mortgage Trust Class A4 Series 2015-CR26	3.630%	10/10/48	225	213
[2]	COMM Mortgage Trust Class A4 Series 2015-CR27	3.612%	10/10/48	125	119
[2]	COMM Mortgage Trust Class A4 Series 2015-LC19	3.183%	2/10/48	125	119
[2]	COMM Mortgage Trust Class A4 Series 2016-CR28	3.762%	2/10/49	150	142
[2,4]	COMM Mortgage Trust Class A5 Series 2013-CR8	3.612%	6/10/46	59	59
[2]	COMM Mortgage Trust Class A5 Series 2013-LC13	4.205%	8/10/46	36	36
[2]	COMM Mortgage Trust Class A5 Series 2014-CR17	3.977%	5/10/47	50	49
[2]	COMM Mortgage Trust Class A5 Series 2014-CR19	3.796%	8/10/47	175	169
[2]	COMM Mortgage Trust Class A5 Series 2014-LC17	3.917%	10/10/47	50	48
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS2	3.961%	3/10/47	54	53
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS4	3.694%	8/10/47	125	120
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS6	3.644%	12/10/47	225	217
[2]	COMM Mortgage Trust Class A5 Series 2015-CR22	3.309%	3/10/48	150	142
[2]	COMM Mortgage Trust Class A5 Series 2015-DC1	3.350%	2/10/48	75	71
[2]	COMM Mortgage Trust Class A5 Series 2015-PC1	3.902%	7/10/50	100	95
[2]	COMM Mortgage Trust Class A5 Series 2019-GC44	2.950%	8/15/57	115	98
[2,4]	COMM Mortgage Trust Class AM Series 2013-CR11	4.715%	8/10/50	30	30
[2]	COMM Mortgage Trust Class AM Series 2013-CR12	4.300%	10/10/46	25	23
[2]	COMM Mortgage Trust Class AM Series 2014-CR16	4.278%	4/10/47	75	72
[2]	COMM Mortgage Trust Class AM Series 2014-CR19	4.080%	8/10/47	50	48
[2]	COMM Mortgage Trust Class AM Series 2014-UBS2	4.199%	3/10/47	15	15
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	COMM Mortgage Trust Class AM Series 2014-UBS4	3.968%	8/10/47	44	42
[2]	COMM Mortgage Trust Class AM Series 2014-UBS6	4.048%	12/10/47	50	47
[2,4]	COMM Mortgage Trust Class AM Series 2015-CR22	3.603%	3/10/48	100	94
[2]	COMM Mortgage Trust Class AM Series 2015-CR23	3.801%	5/10/48	50	47
[2]	COMM Mortgage Trust Class AM Series 2015-LC19	3.527%	2/10/48	50	47
[2]	COMM Mortgage Trust Class AM Series 2019-GC44	3.263%	8/15/57	50	43
[2]	COMM Mortgage Trust Class ASB Series 2014-CCRE16	3.653%	4/10/47	10	10
[2]	COMM Mortgage Trust Class ASB Series 2014-CR15	3.595%	2/10/47	7	7
[2]	COMM Mortgage Trust Class ASB Series 2014-CR17	3.598%	5/10/47	6	6
[2]	COMM Mortgage Trust Class ASB Series 2014-CR18	3.452%	7/15/47	6	6
[2]	COMM Mortgage Trust Class ASB Series 2014-UBS2	3.472%	3/10/47	5	5
[2]	COMM Mortgage Trust Class ASB Series 2014-UBS6	3.387%	12/10/47	48	46
[2]	COMM Mortgage Trust Class ASB Series 2015-CR23	3.257%	5/10/48	34	33
[2]	COMM Mortgage Trust Class ASB Series 2015-CR27	3.404%	10/10/48	72	70
[2]	COMM Mortgage Trust Class ASB Series 2015-LC19	3.040%	2/10/48	10	9
[2]	COMM Mortgage Trust Class ASB Series 2016-DC2	3.550%	2/10/49	76	74
[2,4]	COMM Mortgage Trust Class B Series 2013-CR12	4.762%	10/10/46	25	21
[2,4]	COMM Mortgage Trust Class B Series 2014-CR15	4.770%	2/10/47	28	27
[2]	COMM Mortgage Trust Class B Series 2014-CR17	4.377%	5/10/47	25	24
[2]	COMM Mortgage Trust Class B Series 2014-UBS2	4.701%	3/10/47	10	10
[2,4]	COMM Mortgage Trust Class C Series 2013-LC6	4.242%	1/10/46	25	25
[2,4]	COMM Mortgage Trust Class C Series 2014-CR15	4.820%	2/10/47	50	48
[2]	CSAIL Commercial Mortgage Trust Class A3 Series 2019-C16	3.329%	6/15/52	275	243
[2]	CSAIL Commercial Mortgage Trust Class A3 Series 2021-C20	2.805%	3/15/54	250	207
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C1	3.505%	4/15/50	100	95
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C2	3.504%	6/15/57	150	142
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C3	3.718%	8/15/48	100	95
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C4	3.808%	11/15/48	200	190
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2017-C8	3.392%	6/15/50	150	137
[2,4]	CSAIL Commercial Mortgage Trust Class A4 Series 2018-CX12	4.224%	8/15/51	25	24
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2019-C15	4.053%	3/15/52	225	208
[2]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	200	185
[2,4]	CSAIL Commercial Mortgage Trust Class A5 Series 2017-CX10	3.458%	11/15/50	150	136
[2]	CSAIL Commercial Mortgage Trust Class A5 Series 2017-CX9	3.446%	9/15/50	50	46
[2,4]	CSAIL Commercial Mortgage Trust Class A5 Series 2018-CX11	4.033%	4/15/51	275	256
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2015-C1	3.791%	4/15/50	75	70
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2015-C2	3.849%	6/15/57	75	70
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2021-C20	3.076%	3/15/54	50	40

13

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	CSAIL Commercial Mortgage Trust Class ASB Series 2015-C3	3.448%	8/15/48	40	39
[2]	CSAIL Commercial Mortgage Trust Class ASB Series 2015-C4	3.617%	11/15/48	28	27
[2,4]	CSAIL Commercial Mortgage Trust Class B Series 2015-C1	4.044%	4/15/50	50	46
[2,4]	CSAIL Commercial Mortgage Trust Class B Series 2015-C3	4.261%	8/15/48	50	45
[2]	Daimler Trucks Retail Trust Class A3 Series 2022-1	5.230%	2/17/26	50	50
[2]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	100	95
[2]	DBJPM Mortgage Trust Class A4 Series 2016-C1	3.276%	5/10/49	75	70
[2]	DBJPM Mortgage Trust Class A5 Series 2016-C3	2.890%	8/10/49	100	91
[2]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/50	100	91
[2]	DBJPM Mortgage Trust Class A5 Series 2020-C9	1.926%	8/15/53	50	40
[2,4]	DBJPM Mortgage Trust Class AM Series 2017-C6	3.561%	6/10/50	50	45
[2]	Discover Card Execution Note Trust Class A Series 2022-A2	3.320%	5/15/27	400	386
[2]	Discover Card Execution Note Trust Class A Series 2022-A4	5.030%	10/15/27	225	227
[2]	Discover Card Execution Note Trust Class A1 Series 2021-A1	0.580%	9/15/26	175	163
[2]	Discover Card Execution Note Trust Class A1 Series 2022-A1	1.960%	2/15/27	200	188
[2]	Discover Card Execution Note Trust Class A2 Series 2021-A2	1.030%	9/15/28	150	131
[2]	Discover Card Execution Note Trust Class A3 Series 2022-A3	3.560%	7/15/27	400	388
[2]	Drive Auto Receivables Trust Class B Series 2021-1	0.650%	7/15/25	1	1
[2]	Drive Auto Receivables Trust Class B Series 2021-2	0.580%	12/15/25	65	64
[2]	Drive Auto Receivables Trust Class C Series 2021-1	1.020%	6/15/27	25	24
[2]	Drive Auto Receivables Trust Class C Series 2021-2	0.870%	10/15/27	50	48
[2]	Drive Auto Receivables Trust Class D Series 2019-1	4.090%	6/15/26	47	47
[2]	Drive Auto Receivables Trust Class D Series 2021-2	1.390%	3/15/29	50	47
[2]	Exeter Automobile Receivables Trust Class B Series 2021-3A	0.690%	1/15/26	46	45
[2]	Exeter Automobile Receivables Trust Class B Series 2022-2A	3.650%	10/15/26	25	24
[2]	Exeter Automobile Receivables Trust Class C Series 2020-3A	1.320%	7/15/25	39	38
[2]	Exeter Automobile Receivables Trust Class C Series 2021-1A	0.740%	1/15/26	68	67
[2]	Exeter Automobile Receivables Trust Class C Series 2021-3A	0.960%	10/15/26	50	47
[2]	Exeter Automobile Receivables Trust Class C Series 2022-2A	3.850%	7/17/28	50	48
[2]	Exeter Automobile Receivables Trust Class D Series 2021-3A	1.550%	6/15/27	35	32
[2]	Exeter Automobile Receivables Trust Class D Series 2022-1A	3.020%	6/15/28	50	46
[2]	Exeter Automobile Receivables Trust Class D Series 2022-2A	4.560%	7/17/28	25	24
[1,2,4]	Fannie Mae Multifamily REMIC Trust Class A2 Series 2022-M10	2.003%	1/25/32	225	179
[1,2,4]	Fannie Mae Multifamily REMIC Trust Class A2 Series 2022-M1G	1.582%	9/25/31	75	59
[1,2,4]	Fannie Mae Multifamily REMIC Trust Class A2 Series 2022-M8	2.001%	12/25/31	150	120
[1,2,4]	Fannie Mae-Aces Class 1A Series 2014-M7	3.321%	6/25/24	169	164
[1,2]	Fannie Mae-Aces Class 2A2 Series 2019-M21	2.350%	2/25/31	30	26
[1,2,4]	Fannie Mae-Aces Class 2A2 Series 2021-M13	1.681%	3/25/33	200	154
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Fannie Mae-Aces Class 3A2 Series 2019-M18	2.577%	9/25/31	100	86
[1,2]	Fannie Mae-Aces Class A Series 2015-M2	2.620%	12/25/24	145	140
[1,2,4]	Fannie Mae-Aces Class A2 Series 2013-M14	3.329%	10/25/23	122	120
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M1	3.343%	7/25/23	82	81
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M13	3.021%	8/25/24	101	98
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M2	3.513%	12/25/23	102	101
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M3	3.501%	1/25/24	33	33
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M4	3.346%	3/25/24	79	78
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M8	3.056%	6/25/24	70	68
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M9	3.103%	7/25/24	105	102
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M1	2.532%	9/25/24	202	194
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M10	3.092%	4/25/27	70	66
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M12	2.893%	5/25/25	146	140
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M15	2.923%	10/25/25	140	133
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M3	2.723%	10/25/24	68	66
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M7	2.590%	12/25/24	132	126
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M8	2.900%	1/25/25	87	84
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M11	2.369%	7/25/26	239	222
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M12	2.533%	9/25/26	241	224
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M13	2.591%	9/25/26	58	54
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M3	2.702%	2/25/26	81	77
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M4	2.576%	3/25/26	85	80
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M42	1.270%	7/25/30	10	8
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M5	2.469%	4/25/26	200	187
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M7	2.499%	9/25/26	44	41
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M9	2.292%	6/25/26	300	278
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M1	2.495%	10/25/26	157	145
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M12	3.164%	6/25/27	207	195
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M14	2.962%	11/25/27	74	69
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M2	2.851%	2/25/27	145	136
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M4	2.640%	12/25/26	142	132
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M5	3.202%	4/25/29	61	57
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M7	2.961%	2/25/27	225	211
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M8	3.061%	5/25/27	457	430
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M10	3.471%	7/25/28	125	118
[1,2]	Fannie Mae-Aces Class A2 Series 2018-M10	3.610%	2/25/31	300	276
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M12	3.766%	8/25/30	50	47
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M13	3.866%	9/25/30	163	154

14

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M14	3.698%	8/25/28	167	159
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M4	3.158%	3/25/28	148	138
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M7	3.141%	3/25/28	92	86
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M1	3.665%	9/25/28	180	171
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M12	2.885%	6/25/29	400	362
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M18	2.469%	8/25/29	246	217
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M2	3.748%	11/25/28	184	176
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M5	3.273%	2/25/29	200	186
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M7	3.143%	4/25/29	195	180
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M9	2.937%	6/25/29	303	277
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M1	2.444%	10/25/29	950	829
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M14	1.784%	5/25/30	250	206
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M22	2.522%	8/25/29	344	303
[1,2,4]	Fannie Mae-Aces Class A2 Series 2020-M29	1.492%	5/25/30	100	80
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M46	1.323%	5/25/30	250	201
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M5	2.210%	1/25/30	120	103
[1,2,4]	Fannie Mae-Aces Class A2 Series 2020-M52	1.362%	10/25/30	275	216
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M1	1.437%	11/25/30	60	47
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M11	1.507%	3/25/31	225	175
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M13	1.658%	4/25/31	50	39
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M19	1.797%	10/25/31	275	217
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M1G	1.515%	11/25/30	50	40
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M3G	1.292%	1/25/31	225	176
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M1	1.725%	10/25/31	325	254
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M3	1.764%	11/25/31	100	78
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M4	2.290%	5/25/30	150	129
[1,2,4]	Fannie Mae-Aces Class A3 Series 2018-M3	3.174%	2/25/30	66	61
[1,2,4]	Fannie Mae-Aces Class APT Series 2013-M12	2.496%	3/25/23	24	24
[1,2,4]	Fannie Mae-Aces Class APT Series 2013-M14	2.685%	4/25/23	1	1
[1,2,4]	Fannie Mae-Aces Class ATS2 Series 2018-M2	3.002%	1/25/28	405	378
[1,2]	Fannie Mae-Aces Class AV2 Series 2016-M7	2.157%	10/25/23	7	7
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2017-M10	2.620%	7/25/24	89	86
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2017-M15	3.209%	11/25/27	236	222
[2]	Fifth Third Auto Trust Class A4 Series 2019-1	2.690%	11/16/26	28	28
[2]	Ford Credit Auto Lease Trust Class A3 Series 2021-B	0.370%	10/15/24	125	122
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-A	1.040%	8/15/24	6	5
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-B	0.560%	10/15/24	42	42
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-C	0.410%	7/15/25	53	51
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Ford Credit Auto Owner Trust Class A3 Series 2021-A	0.260%	2/15/24	18	18
[2]	Ford Credit Auto Owner Trust Class A3 Series 2021-A	0.300%	8/15/25	115	111
[2]	Ford Credit Auto Owner Trust Class A3 Series 2022-A	1.290%	6/15/26	50	48
[2]	Ford Credit Auto Owner Trust Class A3 Series 2022-B	3.740%	9/15/26	75	73
[2]	Ford Credit Auto Owner Trust Class A3 Series 2022-C	4.480%	12/15/26	100	98
[2]	Ford Credit Auto Owner Trust Class A4 Series 2019-A	2.850%	8/15/24	22	22
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-B	0.790%	11/15/25	35	34
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-C	0.510%	8/15/26	25	23
[2]	Ford Credit Auto Owner Trust Class A4 Series 2021-A	0.300%	4/15/24	25	25
[2]	Ford Credit Auto Owner Trust Class A4 Series 2021-A	0.490%	9/15/26	50	46
[2]	Ford Credit Auto Owner Trust Class A4 Series 2022-C	4.590%	12/15/27	100	98
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2018-4	4.060%	11/15/30	100	94
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2019-2	3.060%	4/15/26	150	145
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2019-4	2.440%	9/15/26	185	177
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2020-2	1.060%	9/15/27	150	135
[2]	Ford Credit Floorplan Master Owner Trust Class A1 Series 2020-1	0.700%	9/15/25	275	266
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K039	2.683%	12/25/23	7	7
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K040	2.768%	4/25/24	35	34
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K042	2.267%	6/25/24	12	12
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K043	2.532%	10/25/23	8	8
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K047	2.827%	12/25/24	22	21
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K080	3.736%	4/25/28	86	84
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K087	3.591%	10/25/27	85	82
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K121	0.995%	8/25/30	24	20
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K122	0.863%	5/25/30	15	12
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K129	1.342%	9/25/30	45	37
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K143	2.711%	4/25/55	100	88
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K1520	2.007%	7/25/35	50	41
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K036	3.527%	10/25/23	325	321

15

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K038	3.389%	3/25/24	200	196
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K039	3.303%	7/25/24	225	220
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K040	3.241%	9/25/24	275	268
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K041	3.171%	10/25/24	275	267
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K042	2.670%	12/25/24	25	24
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K043	3.062%	12/25/24	150	145
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K045	3.023%	1/25/25	160	154
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K046	3.205%	3/25/25	175	169
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K047	3.329%	5/25/25	175	169
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K048	3.284%	6/25/25	325	314
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K049	3.010%	7/25/25	125	120
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K050	3.334%	8/25/25	200	193
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K052	3.151%	11/25/25	125	120
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K053	2.995%	12/25/25	75	72
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K056	2.525%	5/25/26	150	141
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K058	2.653%	8/25/26	100	94
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K064	3.224%	3/25/27	300	285
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K065	3.243%	4/25/27	433	412
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K066	3.117%	6/25/27	150	142
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K067	3.194%	7/25/27	500	474
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K068	3.244%	8/25/27	125	119
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K069	3.187%	9/25/27	200	189
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K070	3.303%	11/25/27	75	71
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K071	3.286%	11/25/27	225	213
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K072	3.444%	12/25/27	100	96
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K073	3.350%	1/25/28	125	119
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K074	3.600%	1/25/28	225	216
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K075	3.650%	2/25/28	150	144
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K076	3.900%	4/25/28	350	341
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K078	3.854%	6/25/28	100	97
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K079	3.926%	6/25/28	25	24
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K080	3.926%	7/25/28	175	170
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K081	3.900%	8/25/28	350	340
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K082	3.920%	9/25/28	75	73
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K083	4.050%	9/25/28	1,700	1,660
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K084	3.780%	10/25/28	275	264
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K085	4.060%	10/25/28	225	219
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K087	3.771%	12/25/28	400	385
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K088	3.690%	1/25/29	275	263
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K089	3.563%	1/25/29	25	24
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K090	3.422%	2/25/29	200	188
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K091	3.505%	3/25/29	450	426
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K092	3.298%	4/25/29	225	210
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K093	2.982%	5/25/29	400	367
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K094	2.903%	6/25/29	275	250
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K095	2.785%	6/25/29	275	249
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K096	2.519%	7/25/29	225	200
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K098	2.425%	8/25/29	450	397
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K099	2.595%	9/25/29	210	187
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K101	2.524%	10/25/29	370	327
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K102	2.537%	10/25/29	350	310
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K103	2.651%	11/25/29	300	267

16

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K104	2.253%	1/25/30	445	385
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K105	1.872%	1/25/30	95	80
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K106	2.069%	1/25/30	1,300	1,108
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K107	1.639%	1/25/30	100	83
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K108	1.517%	3/25/30	150	123
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K109	1.558%	4/25/30	425	348
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K110	1.477%	4/25/30	25	20
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K111	1.350%	5/25/30	25	20
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K114	1.366%	6/25/30	125	100
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K116	1.378%	7/25/30	320	256
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K117	1.406%	8/25/30	25	20
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K118	1.493%	9/25/30	400	321
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K120	1.500%	10/25/30	300	240
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K121	1.547%	10/25/30	175	141
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K122	1.521%	11/25/30	175	140
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K124	1.658%	12/25/30	150	121
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K125	1.846%	1/25/31	700	573
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K126	2.074%	1/25/31	250	209
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K127	2.108%	1/25/31	425	355
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K128	2.020%	3/25/31	250	207
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K129	1.914%	5/25/31	400	328
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K130	1.723%	6/25/31	150	121
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K131	1.853%	7/25/31	400	325
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K132	2.023%	8/25/31	100	82
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K133	2.096%	9/25/31	200	165
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K134	2.243%	10/25/31	200	167
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K135	2.154%	10/25/31	125	104
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K138	2.476%	1/25/32	150	127
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K140	2.250%	1/25/32	100	83
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K143	2.350%	3/25/32	100	84
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K148	3.500%	7/25/32	700	647
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1510	3.718%	1/25/31	75	70
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1511	3.470%	3/25/31	100	91
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1514	2.859%	10/25/34	225	191
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1515	1.940%	2/25/35	150	115
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1516	1.721%	5/25/35	225	158
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1517	1.716%	7/25/35	25	18
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1518	1.860%	10/25/35	100	74
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1519	2.013%	12/25/35	100	75
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K152	3.080%	1/25/31	100	91
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1520	2.438%	2/25/36	200	159
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1521	2.184%	8/25/36	150	114
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1522	2.361%	10/25/36	150	113
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K155	3.750%	11/25/32	100	94
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K157	3.990%	5/25/33	75	73
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K158	3.900%	12/25/30	100	95
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K159	3.950%	11/25/30	50	47
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K723	2.454%	8/25/23	115	113
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K724	3.062%	11/25/23	93	91
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K726	2.905%	4/25/24	138	134
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K727	2.946%	7/25/24	173	168
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K728	3.064%	8/25/24	244	237

17

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K729	3.136%	10/25/24	900	873
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K730	3.590%	1/25/25	265	259
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K731	3.600%	2/25/25	222	217
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K734	3.208%	2/25/26	375	360
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K735	2.862%	5/25/26	497	471
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K738	1.545%	1/25/27	100	89
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K739	1.336%	9/25/27	25	22
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K742	1.760%	3/25/28	200	175
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K743	1.770%	5/25/28	125	109
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K744	1.712%	7/25/28	98	85
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K745	1.657%	8/25/28	50	43
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K746	2.031%	9/25/28	150	131
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K747	2.050%	11/25/28	125	109
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KC02	3.370%	7/25/25	160	155
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KW01	2.853%	1/25/26	200	190
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K1510	3.794%	1/25/34	395	362
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K1511	3.542%	3/25/34	225	201
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K1513	2.797%	8/25/34	335	277
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K154	3.459%	11/25/32	50	45
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K155	3.750%	4/25/33	200	185
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K157	3.990%	8/25/33	75	70
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class AM Series K749	2.120%	4/25/55	50	44
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2021-3	0.390%	10/21/24	125	121
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2022-1	1.900%	3/20/25	175	168
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2022-2	3.420%	6/20/25	75	73
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2022-3	4.010%	9/22/25	100	98
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2021-2	0.410%	5/20/25	25	24
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-3	0.450%	4/16/25	81	79
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-4	0.380%	8/18/25	69	67
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-2	0.510%	4/16/26	53	51
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-3	0.480%	6/16/26	100	95
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-4	0.680%	9/16/26	75	71
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-1	1.260%	11/16/26	50	47
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-2	3.100%	2/16/27	50	48
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-3	3.640%	4/16/27	50	49
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-4	4.820%	8/16/27	125	125
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-1	1.900%	3/17/25	30	29
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-3	0.580%	1/16/26	25	24
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-2	0.820%	10/16/26	25	23
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-3	0.730%	8/16/27	50	45
[2]	GM Financial Securitized Term Class A3 Series 2021-1	0.350%	10/16/25	45	44
[2]	GM Financial Securitized Term Class A4 Series 2021-1	0.540%	5/17/27	250	231
[2]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	150	138
[2]	GS Mortgage Securities Trust Class A4 Series 2014-GC18	4.074%	1/10/47	200	196
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC30	3.382%	5/10/50	150	142
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	50	48
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC34	3.506%	10/10/48	100	94
[2]	GS Mortgage Securities Trust Class A4 Series 2016-GS2	3.050%	5/10/49	75	70
[2]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	200	182
[2,4]	GS Mortgage Securities Trust Class A4 Series 2016-GS4	3.442%	11/10/49	75	69
[2]	GS Mortgage Securities Trust Class A4 Series 2017-GS5	3.674%	3/10/50	150	140
[2]	GS Mortgage Securities Trust Class A4 Series 2017-GS7	3.430%	8/10/50	261	240
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC39	3.567%	5/10/52	100	89
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC40	3.160%	7/10/52	150	132
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC42	3.001%	9/1/52	275	235
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GSA1	3.048%	11/10/52	125	109
[2,4]	GS Mortgage Securities Trust Class A5 Series 2013-GC13	4.176%	7/10/46	20	20
[2]	GS Mortgage Securities Trust Class A5 Series 2013-GC14	4.243%	8/10/46	200	198
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC22	3.862%	6/10/47	50	49
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC24	3.931%	9/10/47	125	121
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC26	3.629%	11/10/47	225	216

18

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GS Mortgage Securities Trust Class A5 Series 2015-GC28	3.396%	2/10/48	150	143
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GC45	2.911%	2/13/53	125	106
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GC47	2.377%	5/12/53	75	61
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GSA2	2.012%	12/12/53	125	97
[2]	GS Mortgage Securities Trust Class AAB Series 2013-GC14	3.817%	8/10/46	3	3
[2]	GS Mortgage Securities Trust Class AAB Series 2014-GC26	3.365%	11/10/47	28	28
[2]	GS Mortgage Securities Trust Class AAB Series 2015-GC32	3.513%	7/10/48	65	63
[2]	GS Mortgage Securities Trust Class AB Series 2015-GC34	3.278%	10/10/48	71	68
[2]	GS Mortgage Securities Trust Class AS Series 2014-GC26	3.964%	11/10/47	50	47
[2,4]	GS Mortgage Securities Trust Class AS Series 2016-GS4	3.645%	11/10/49	50	45
[2,4]	GS Mortgage Securities Trust Class AS Series 2017-GS5	3.826%	3/10/50	50	45
[2]	GS Mortgage Securities Trust Class AS Series 2017-GS6	3.638%	5/10/50	100	90
[2]	GS Mortgage Securities Trust Class AS Series 2017-GS7	3.663%	8/10/50	70	63
[2]	GS Mortgage Securities Trust Class AS Series 2019-GC42	3.212%	9/1/52	50	43
[2,4]	GS Mortgage Securities Trust Class AS Series 2020-GC45	3.173%	2/13/53	35	30
[2]	GS Mortgage Securities Trust Class AS Series 2020-GSA2	2.224%	12/12/53	25	19
[2,4]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.511%	9/10/47	25	24
[2,4]	GS Mortgage Securities Trust Class B Series 2014-GC26	4.215%	11/10/47	50	47
[2,4]	GS Mortgage Securities Trust Class C Series 2017-GS6	4.322%	5/10/50	10	8
[2]	Harley-Davidson Motorcycle Trust Class A3 Series 2021-B	0.560%	11/16/26	145	139
[2]	Harley-Davidson Motorcycle Trust Class A3 Series 2022-A	3.060%	2/15/27	25	24
[2]	Harley-Davidson Motorcycle Trust Class A4 Series 2022-A	3.260%	1/15/30	25	24
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-1	0.270%	4/21/25	70	68
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-2	0.330%	8/15/25	120	116
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-3	0.410%	11/18/25	75	71
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-4	0.880%	1/21/26	100	95
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2022-1	1.880%	5/15/26	50	47
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2022-2	3.730%	7/20/26	50	49
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2020-1	1.630%	10/21/26	20	20
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2020-3	0.460%	4/19/27	25	24
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2021-1	0.420%	1/21/28	50	47
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-A	1.410%	11/15/24	4	4
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-B	0.480%	12/16/24	16	16
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-C	0.380%	5/15/25	32	31
[2]	Hyundai Auto Receivables Trust Class A3 Series 2021-A	0.380%	9/15/25	47	45
[2]	Hyundai Auto Receivables Trust Class A3 Series 2021-C	0.740%	5/15/26	50	47
[2]	Hyundai Auto Receivables Trust Class A4 Series 2020-B	0.620%	12/15/25	25	24
[2]	Hyundai Auto Receivables Trust Class A4 Series 2021-A	0.620%	5/17/27	25	23
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	John Deere Owner Trust Class A3 Series 2021-B	0.520%	3/16/26	100	95
[2]	John Deere Owner Trust Class A3 Series 2022-C	5.090%	6/15/27	175	175
[2]	John Deere Owner Trust Class A4 Series 2022-C	5.200%	9/17/29	50	50
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C16	4.166%	12/15/46	100	99
[2,4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2016-JP4	3.648%	12/15/49	100	93
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2013-C10	3.143%	12/15/47	8	8
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2014-C20	3.805%	7/15/47	75	73
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2015-JP1	3.914%	1/15/49	75	72
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2016-JP3	2.870%	8/15/49	250	228
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2013-C10	3.372%	12/15/47	39	39
[2,4]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2016-JP4	3.870%	12/15/49	75	68
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class B Series 2013-LC11	3.499%	4/15/46	50	49
[2]	JPMBB Commercial Mortgage Securities Trust Class A2 Series 2014-C24	2.940%	11/15/47	1	1
[2]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2014-C19	3.669%	4/15/47	8	8
[2]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2015-C31	3.801%	8/15/48	93	89
[2,4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C14	4.133%	8/15/46	75	75
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C19	3.997%	4/15/47	95	93
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C22	3.801%	9/15/47	175	169
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C26	3.494%	1/15/48	175	168
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C27	3.179%	2/15/48	59	56
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C28	3.227%	10/15/48	125	118
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C29	3.611%	5/15/48	100	95
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C33	3.770%	12/15/48	82	78
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C12	3.664%	7/15/45	39	39
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C15	4.131%	11/15/45	65	64
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C18	4.079%	2/15/47	127	124
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C21	3.775%	8/15/47	25	24

19

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C23	3.934%	9/15/47	85	82
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C24	3.639%	11/15/47	50	48
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C25	3.672%	11/15/47	200	192
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C30	3.822%	7/15/48	100	95
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	125	118
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C12	4.052%	7/15/45	26	26
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C14	4.409%	8/15/46	30	29
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C15	4.420%	11/15/45	35	34
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	25	24
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C19	4.243%	4/15/47	50	48
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C22	4.110%	9/15/47	50	48
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C23	4.202%	9/15/47	50	48
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C24	3.914%	11/15/47	75	71
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C25	4.065%	11/15/47	50	48
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C26	3.800%	1/15/48	50	47
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C28	3.532%	10/15/48	50	47
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C30	4.226%	7/15/48	50	47
[2,4]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2013-C14	3.761%	8/15/46	7	7
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2013-C15	3.659%	11/15/45	1	1
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2014-C21	3.428%	8/15/47	8	8
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C27	3.017%	2/15/48	53	51
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C29	3.304%	5/15/48	25	25
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C30	3.559%	7/15/48	56	54
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C31	3.540%	8/15/48	28	27
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C32	3.358%	11/15/48	63	61
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2016-C1	3.316%	3/17/49	44	43
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.735%	2/15/47	30	29
[2]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C26	3.951%	1/15/48	50	46
[2]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2019-COR5	3.386%	6/13/52	200	179
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	400	374
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP6	3.490%	7/15/50	100	93
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2019-COR4	4.029%	3/10/52	100	92
[2]	JPMCC Commercial Mortgage Securities Trust Class AS Series 2017-JP6	3.744%	7/15/50	100	90
[2]	JPMCC Commercial Mortgage Securities Trust Class AS Series 2019-COR5	3.669%	6/13/52	25	21
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2016-C2	3.144%	6/15/49	75	70
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	225	211
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2019-COR6	3.057%	11/13/52	175	151
[2]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	75	69
[2]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2020-COR7	2.180%	5/13/53	50	40
[2]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2016-C2	3.484%	6/15/49	50	45
[2,4]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2017-C7	3.713%	10/15/50	50	45
[2]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2018-C8	4.421%	6/15/51	25	23
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2021-A	0.250%	1/16/24	32	32
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2021-B	0.400%	11/15/24	50	49
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2020-B	0.500%	6/15/26	10	10
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2021-A	0.320%	10/15/26	25	24
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2021-B	0.510%	3/15/27	25	24
[2]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2021-1	0.460%	6/15/26	75	71
[2]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2020-1	0.770%	10/15/26	10	9
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2017-C34	3.276%	11/15/52	125	114
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C11	4.295%	8/15/46	40	39
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C19	3.526%	12/15/47	75	72
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C20	3.249%	2/15/48	200	190
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C21	3.338%	3/15/48	100	95

20

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C22	3.306%	4/15/48	75	71
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C23	3.719%	7/15/50	125	118
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C24	3.732%	5/15/48	75	71
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C27	3.753%	12/15/47	75	71
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C28	3.544%	1/15/49	225	212
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	150	138
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C14	4.064%	2/15/47	73	72
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C16	3.892%	6/15/47	100	97
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	75	71
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C26	3.531%	10/15/48	75	71
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2016-C30	2.860%	9/15/49	200	182
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2016-C31	3.102%	11/15/49	250	228
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2017-C33	3.599%	5/15/50	150	139
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C7	3.214%	2/15/46	6	6
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2017-C33	3.852%	5/15/50	100	90
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2014-C16	3.477%	6/15/47	6	6
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2014-C19	3.326%	12/15/47	19	18
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C20	3.069%	2/15/48	17	16
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C22	3.040%	4/15/48	40	38
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C23	3.398%	7/15/50	23	23
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C25	3.383%	10/15/48	59	57
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C26	3.323%	10/15/48	40	39
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C27	3.557%	12/15/47	28	27
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2016-C28	3.288%	1/15/49	47	46
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C14	5.021%	2/15/47	100	97
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C16	4.315%	6/15/47	50	48
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C18	4.579%	10/15/47	50	47
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2015-C22	3.883%	4/15/48	50	46
[2]	Morgan Stanley Capital I Trust Class A3 Series 2016-UBS9	3.329%	3/15/49	25	24
[2]	Morgan Stanley Capital I Trust Class A3 Series 2019-L2	3.806%	3/15/52	50	46
[2]	Morgan Stanley Capital I Trust Class A3 Series 2020-L4	2.698%	2/15/53	175	147
[2]	Morgan Stanley Capital I Trust Class A4 Series 2015-UBS8	3.809%	12/15/48	75	71
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2	3.049%	11/15/49	100	91
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	200	181
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-UBS12	3.596%	12/15/49	200	185
[2]	Morgan Stanley Capital I Trust Class A4 Series 2017-HR2	3.587%	12/15/50	50	46
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-H6	3.417%	6/15/52	250	223
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-L2	4.071%	3/15/52	150	138
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-L3	3.127%	11/15/52	200	173
[2]	Morgan Stanley Capital I Trust Class A4 Series 2020-HR8	2.041%	7/15/53	65	52
[2,4]	Morgan Stanley Capital I Trust Class A4 Series 2021-L6	2.444%	6/15/54	75	60
[2]	Morgan Stanley Capital I Trust Class A5 Series 2017-H1	3.530%	6/15/50	150	138
[2]	Morgan Stanley Capital I Trust Class A5 Series 2021-L7	2.574%	10/15/54	150	121
[2,4]	Morgan Stanley Capital I Trust Class A5 Series 2022-L8	3.922%	4/15/55	150	134
[2]	Morgan Stanley Capital I Trust Class AS Series 2016-BNK2	3.282%	11/15/49	83	74
[2]	Morgan Stanley Capital I Trust Class AS Series 2019-H6	3.700%	6/15/52	25	22
[2]	Morgan Stanley Capital I Trust Class AS Series 2020-L4	2.880%	2/15/53	25	21
[2]	Nissan Auto Lease Trust Class A3 Series 2021-A	0.520%	8/15/24	100	98
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2020-B	0.550%	7/15/24	11	11
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2021-A	0.330%	10/15/25	100	96
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2022-A	1.860%	8/17/26	50	48
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2022-B	4.460%	5/17/27	75	74
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-C	1.950%	5/15/26	35	34
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2021-A	0.570%	9/15/27	50	45
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2022-A	2.070%	12/17/29	25	23
[2]	Santander Drive Auto Receivables Trust Class B Series 2021-2	0.590%	9/15/25	10	10
[2]	Santander Drive Auto Receivables Trust Class B Series 2021-4	0.880%	6/15/26	100	98
[2]	Santander Drive Auto Receivables Trust Class B Series 2022-1	2.360%	8/17/26	75	73
[2]	Santander Drive Auto Receivables Trust Class B Series 2022-2	3.440%	9/15/27	50	48
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-2	1.460%	9/15/25	6	6
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-3	1.120%	1/15/26	11	11
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-1	0.750%	2/17/26	41	40
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-3	0.950%	9/15/27	50	48

21

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-4	1.260%	2/16/27	50	48
[2]	Santander Drive Auto Receivables Trust Class C Series 2022-1	2.560%	4/17/28	25	24
[2]	Santander Drive Auto Receivables Trust Class C Series 2022-2	3.760%	7/16/29	50	48
[2]	Santander Drive Auto Receivables Trust Class D Series 2021-2	1.350%	7/15/27	60	56
[2]	Santander Drive Auto Receivables Trust Class D Series 2021-3	1.330%	9/15/27	50	47
[2]	Synchrony Card Funding LLC Class A Series 2022-A1	3.370%	4/15/28	200	193
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-A	0.260%	5/15/25	34	33
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-B	1.360%	8/15/24	3	3
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-C	0.440%	10/15/24	15	15
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-D	0.350%	1/15/25	36	35
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-B	0.260%	11/17/25	325	312
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-C	0.430%	1/15/26	125	119
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-D	0.710%	4/15/26	100	94
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2022-B	2.930%	9/15/26	75	73
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2022-C	3.760%	4/15/27	50	49
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	1.680%	5/15/25	50	49
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	0.390%	6/15/26	25	23
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-D	0.470%	1/15/26	25	24
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2021-B	0.530%	10/15/26	50	45
[2]	UBS Commercial Mortgage Trust Class A2 Series 2018-C13	4.208%	10/15/51	14	14
[2]	UBS Commercial Mortgage Trust Class A3 Series 2017-C4	3.301%	10/15/50	91	83
[2]	UBS Commercial Mortgage Trust Class A3 Series 2018-C8	3.720%	2/15/51	124	115
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C1	3.460%	6/15/50	100	92
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C2	3.487%	8/15/50	150	138
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C3	3.426%	8/15/50	175	160
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C4	3.563%	10/15/50	150	136
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	150	138
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C10	4.313%	5/15/51	175	165
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C13	4.334%	10/15/51	75	71
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C14	4.448%	12/15/51	225	212
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C15	4.341%	12/15/51	125	118
[2,4]	UBS Commercial Mortgage Trust Class A4 Series 2018-C9	4.117%	3/15/51	275	255
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C16	3.605%	4/15/52	100	90
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C17	2.921%	10/15/52	125	106
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C18	3.035%	12/15/52	75	64
[2]	UBS Commercial Mortgage Trust Class A5 Series 2017-C5	3.474%	11/15/50	100	91
[2,4]	UBS Commercial Mortgage Trust Class A5 Series 2018-C11	4.241%	6/15/51	125	118
[2]	UBS Commercial Mortgage Trust Class A5 Series 2018-C12	4.296%	8/15/51	100	94
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	UBS Commercial Mortgage Trust Class AS Series 2017-C1	3.724%	6/15/50	50	44
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C2	3.740%	8/15/50	50	45
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C3	3.739%	8/15/50	75	67
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C4	3.836%	10/15/50	62	56
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C7	4.061%	12/15/50	100	90
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2018-C8	4.215%	2/15/51	75	69
[2]	UBS Commercial Mortgage Trust Class AS Series 2019-C16	3.887%	4/15/52	25	22
[2]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2013-C6	3.244%	4/10/46	111	111
[2]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2013-C6	3.469%	4/10/46	25	25
[2]	Verizon Master Trust Class A Series 2021-1	0.500%	5/20/27	550	517
[2]	Verizon Master Trust Class A Series 2021-2	0.990%	4/20/28	350	326
[2]	Verizon Master Trust Class A Series 2022-2	1.530%	7/20/28	150	140
[2]	Verizon Master Trust Class A Series 2022-4	3.400%	11/20/28	200	194
[2]	Verizon Master Trust Class A Series 2022-6	3.670%	1/22/29	100	97
[2]	Verizon Owner Trust Class A Series 2020-C	0.410%	4/21/25	172	169
[2]	Volkswagen Auto Loan Enhanced Trust Class A3 Series 2021-1	1.020%	6/22/26	125	119
[2]	Wells Fargo Commercial Mortgage Trust Class A2 Series 2015-NXS1	2.632%	5/15/48	1	1
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-BNK1	2.652%	8/15/49	150	135
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-C36	2.807%	11/15/59	44	40
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2017-C40	3.317%	10/15/50	100	91
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C26	3.166%	2/15/48	75	71
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C27	3.190%	2/15/48	158	151
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C28	3.540%	5/15/48	175	166
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C29	3.637%	6/15/48	175	166
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C30	3.664%	9/15/58	50	47
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-LC22	3.839%	9/15/58	75	71
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-P2	3.809%	12/15/48	50	48
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-SG1	3.789%	9/15/48	204	195
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C33	3.426%	3/15/59	325	305
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C34	3.096%	6/15/49	75	69
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-LC24	2.942%	10/15/49	162	148
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	150	139
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C41	3.472%	11/15/50	250	230
[2,4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C43	4.012%	3/15/51	275	258
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C45	4.184%	6/15/51	200	189
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	75	71
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/61	150	143

22

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C51	3.311%	6/15/52	200	177
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C53	3.040%	10/15/52	200	174
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C54	3.146%	12/15/52	100	87
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2020-C58	2.092%	7/15/53	50	40
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC16	3.817%	8/15/50	75	73
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC18	3.405%	12/15/47	125	119
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2015-LC20	3.184%	4/15/50	276	261
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2015-NXS1	3.148%	5/15/48	50	47
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2016-C37	3.794%	12/15/49	100	94
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2017-C38	3.453%	7/15/50	192	177
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2017-C39	3.418%	9/15/50	175	161
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2018-C44	4.212%	5/15/51	175	166
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2019-C52	2.892%	8/15/52	270	234
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2020-C55	2.725%	2/15/53	165	140
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2020-C56	2.448%	6/15/53	50	41
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2021-C59	2.626%	4/15/54	100	82
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC18	3.808%	12/15/47	75	71
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C26	3.580%	2/15/48	50	47
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C28	3.872%	5/15/48	31	29
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-LC22	4.207%	9/15/58	75	70
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C38	3.665%	7/15/50	54	48
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C39	3.702%	9/15/50	100	90
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C40	3.854%	10/15/50	25	22
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2018-C43	4.152%	3/15/51	50	46
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2019-C52	3.143%	8/15/52	100	85
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-C26	2.991%	2/15/48	54	52
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-C29	3.400%	6/15/48	57	56
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-LC20	2.978%	4/15/50	12	12
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-LC22	3.571%	9/15/58	26	26
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-NXS1	2.934%	5/15/48	16	15
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-P2	3.656%	12/15/48	61	59
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2016-C32	3.324%	1/15/59	36	35
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2016-LC24	2.825%	10/15/49	70	67
[2]	Wells Fargo Commercial Mortgage Trust Class B Series 2015-LC20	3.719%	4/15/50	50	46
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2014-C24	3.428%	11/15/47	25	24
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C13	3.001%	5/15/45	76	76
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C17	4.023%	12/15/46	25	25
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C21	3.410%	8/15/47	52	50
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C16	4.415%	9/15/46	30	30
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C19	4.101%	3/15/47	50	49
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C20	3.995%	5/15/47	25	24
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C21	3.678%	8/15/47	75	72
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C22	3.752%	9/15/57	150	144
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C23	3.917%	10/15/57	50	48
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C24	3.607%	11/15/47	65	62
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C25	3.631%	11/15/47	50	48
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-LC14	4.045%	3/15/47	140	137
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C12	3.560%	3/15/48	8	8
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C13	3.345%	5/15/45	15	15
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C14	3.488%	6/15/46	75	73
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C15	4.358%	8/15/46	20	19
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C16	4.668%	9/15/46	50	49
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C17	4.255%	12/15/46	25	25
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C20	4.176%	5/15/47	25	24
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2014-LC14	4.351%	3/15/47	60	58
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C15	3.720%	8/15/46	1	1
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C16	3.963%	9/15/46	3	3
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C17	3.558%	12/15/46	4	4
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C19	3.618%	3/15/47	6	6
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C20	3.638%	5/15/47	6	6
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C23	3.636%	10/15/57	26	26
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-LC14	3.522%	3/15/47	11	11
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2013-C17	4.788%	12/15/46	25	24
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C19	4.723%	3/15/47	25	24
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C22	4.371%	9/15/57	25	24
[2]	World Omni Auto Receivables Trust Class A3 Series 2019-C	1.960%	12/16/24	23	23
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-B	0.630%	5/15/25	22	21
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-C	0.480%	11/17/25	31	30
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-A	0.300%	1/15/26	38	36
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-B	0.420%	6/15/26	75	72
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-C	0.440%	8/17/26	100	96
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-D	0.810%	10/15/26	100	95
[2]	World Omni Auto Receivables Trust Class A3 Series 2022-A	1.660%	5/17/27	50	48
[2]	World Omni Auto Receivables Trust Class A3 Series 2022-B	3.250%	7/15/27	75	72

23

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	World Omni Auto Receivables Trust Class A3 Series 2022-C	3.660%	10/15/27	50	48
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-B	0.820%	1/15/26	10	9
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-C	0.610%	10/15/26	25	23
[2]	World Omni Automobile Lease Securitization Trust Class A3 Series 2021-A	0.420%	8/15/24	50	49
[2]	World Omni Automobile Lease Securitization Trust Class A4 Series 2020-B	0.520%	2/17/26	25	25
[2]	World Omni Select Auto Trust Class A3 Series 2020-A	0.550%	7/15/25	7	7
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $115,551)					103,699
Corporate Bonds (27.0%)
Communications (2.3%)
	Activision Blizzard Inc.	3.400%	9/15/26	160	152
	Activision Blizzard Inc.	1.350%	9/15/30	150	117
	Activision Blizzard Inc.	4.500%	6/15/47	200	175
	Activision Blizzard Inc.	2.500%	9/15/50	300	185
	Alphabet Inc.	0.450%	8/15/25	500	451
	Alphabet Inc.	0.800%	8/15/27	500	429
	Alphabet Inc.	1.100%	8/15/30	500	393
	Alphabet Inc.	1.900%	8/15/40	200	133
	Alphabet Inc.	2.250%	8/15/60	500	284
	America Movil SAB de CV	3.625%	4/22/29	200	182
	America Movil SAB de CV	2.875%	5/7/30	200	171
	America Movil SAB de CV	4.700%	7/21/32	250	239
	America Movil SAB de CV	6.375%	3/1/35	300	320
	America Movil SAB de CV	6.125%	11/15/37	150	157
	America Movil SAB de CV	6.125%	3/30/40	200	207
	America Movil SAB de CV	4.375%	7/16/42	250	215
	America Movil SAB de CV	4.375%	4/22/49	200	171
	AT&T Inc.	0.900%	3/25/24	500	475
	AT&T Inc.	1.700%	3/25/26	500	451
	AT&T Inc.	3.800%	2/15/27	700	667
	AT&T Inc.	2.300%	6/1/27	450	401
	AT&T Inc.	1.650%	2/1/28	500	423
	AT&T Inc.	4.100%	2/15/28	402	383
	AT&T Inc.	4.350%	3/1/29	650	619
	AT&T Inc.	4.300%	2/15/30	460	433
	AT&T Inc.	2.750%	6/1/31	450	374
	AT&T Inc.	2.250%	2/1/32	600	470
	AT&T Inc.	2.550%	12/1/33	472	363
	AT&T Inc.	4.500%	5/15/35	200	182
	AT&T Inc.	4.900%	8/15/37	300	276
	AT&T Inc.	4.850%	3/1/39	480	430
	AT&T Inc.	3.500%	6/1/41	500	373
	AT&T Inc.	4.300%	12/15/42	271	223
	AT&T Inc.	4.750%	5/15/46	350	299
	AT&T Inc.	5.150%	11/15/46	736	664
	AT&T Inc.	4.500%	3/9/48	400	326
	AT&T Inc.	3.650%	6/1/51	600	424
	AT&T Inc.	3.500%	9/15/53	1,458	992
	AT&T Inc.	3.550%	9/15/55	1,550	1,047
	AT&T Inc.	3.800%	12/1/57	787	545
	AT&T Inc.	3.650%	9/15/59	629	426
	AT&T Inc.	3.850%	6/1/60	300	209
	Baidu Inc.	4.375%	5/14/24	200	197
	Baidu Inc.	3.075%	4/7/25	200	188
	Baidu Inc.	3.625%	7/6/27	200	184
	Baidu Inc.	3.425%	4/7/30	200	174
	Baidu Inc.	2.375%	8/23/31	200	156
	Bell Telephone Co. of Canada or Bell Canada	3.200%	2/15/52	100	67
	Booking Holdings Inc.	3.650%	3/15/25	100	97
	Booking Holdings Inc.	3.600%	6/1/26	225	216
	Booking Holdings Inc.	3.550%	3/15/28	100	93
	Booking Holdings Inc.	4.625%	4/13/30	300	290
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
British Telecommunications plc	9.625%	12/15/30	516	616
Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	175	173
Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	850	834
Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	230	208
Charter Communications Operating LLC / Charter Communications Operating Capital	2.250%	1/15/29	250	201
Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	225	212
Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/31	330	257
Charter Communications Operating LLC / Charter Communications Operating Capital	4.400%	4/1/33	200	171
Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/35	175	171
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	4/1/38	350	294
Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	6/1/41	500	329
Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	3/1/42	250	162
Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	450	408
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	450	355
Charter Communications Operating LLC / Charter Communications Operating Capital	5.750%	4/1/48	400	329
Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	375	286
Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	650	476
Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	400	243
Charter Communications Operating LLC / Charter Communications Operating Capital	3.900%	6/1/52	500	315
Charter Communications Operating LLC / Charter Communications Operating Capital	5.250%	4/1/53	300	234

24

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Charter Communications Operating LLC / Charter Communications Operating Capital	6.834%	10/23/55	75	69
Charter Communications Operating LLC / Charter Communications Operating Capital	3.850%	4/1/61	500	289
Charter Communications Operating LLC / Charter Communications Operating Capital	4.400%	12/1/61	200	128
Charter Communications Operating LLC / Charter Communications Operating Capital	3.950%	6/30/62	250	148
Charter Communications Operating LLC / Charter Communications Operating Capital	5.500%	4/1/63	200	154
Comcast Corp.	3.375%	2/15/25	264	256
Comcast Corp.	3.375%	8/15/25	500	482
Comcast Corp.	3.950%	10/15/25	625	612
Comcast Corp.	3.150%	3/1/26	400	381
Comcast Corp.	2.350%	1/15/27	495	450
Comcast Corp.	3.300%	2/1/27	400	378
Comcast Corp.	3.300%	4/1/27	150	141
Comcast Corp.	3.150%	2/15/28	325	300
Comcast Corp.	4.150%	10/15/28	950	913
Comcast Corp.	4.250%	10/15/30	350	336
Comcast Corp.	1.950%	1/15/31	500	403
Comcast Corp.	1.500%	2/15/31	500	389
Comcast Corp.	4.250%	1/15/33	275	259
Comcast Corp.	4.200%	8/15/34	175	162
Comcast Corp.	5.650%	6/15/35	1,065	1,114
Comcast Corp.	4.400%	8/15/35	150	139
Comcast Corp.	3.200%	7/15/36	225	182
Comcast Corp.	6.450%	3/15/37	175	192
Comcast Corp.	4.600%	10/15/38	550	508
Comcast Corp.	3.250%	11/1/39	250	195
Comcast Corp.	3.750%	4/1/40	300	248
Comcast Corp.	4.650%	7/15/42	370	334
Comcast Corp.	3.400%	7/15/46	200	147
Comcast Corp.	3.969%	11/1/47	1,086	871
Comcast Corp.	4.000%	3/1/48	200	161
Comcast Corp.	4.700%	10/15/48	38	34
Comcast Corp.	3.999%	11/1/49	268	213
Comcast Corp.	3.450%	2/1/50	400	292
Comcast Corp.	2.800%	1/15/51	300	191
Comcast Corp.	2.887%	11/1/51	882	571
Comcast Corp.	2.937%	11/1/56	853	535
Comcast Corp.	4.950%	10/15/58	238	217
Comcast Corp.	2.987%	11/1/63	847	516
Deutsche Telekom International Finance BV	8.750%	6/15/30	775	914
Discovery Communications LLC	3.800%	3/13/24	100	98
Discovery Communications LLC	3.900%	11/15/24	150	145
Discovery Communications LLC	3.950%	6/15/25	303	289
Discovery Communications LLC	3.950%	3/20/28	400	355
Discovery Communications LLC	5.000%	9/20/37	325	262
Discovery Communications LLC	6.350%	6/1/40	150	136
Discovery Communications LLC	4.875%	4/1/43	300	222
Discovery Communications LLC	5.200%	9/20/47	225	168
Discovery Communications LLC	5.300%	5/15/49	75	57
Discovery Communications LLC	4.650%	5/15/50	200	138
Discovery Communications LLC	4.000%	9/15/55	269	162
Electronic Arts Inc.	4.800%	3/1/26	100	100
Expedia Group Inc.	5.000%	2/15/26	150	148
Expedia Group Inc.	4.625%	8/1/27	150	144
Expedia Group Inc.	3.250%	2/15/30	250	212
Expedia Group Inc.	2.950%	3/15/31	81	65
Fox Corp.	4.030%	1/25/24	250	247
Fox Corp.	3.050%	4/7/25	100	96
Fox Corp.	4.709%	1/25/29	375	363
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fox Corp.	3.500%	4/8/30	150	133
	Fox Corp.	5.476%	1/25/39	250	227
	Fox Corp.	5.576%	1/25/49	325	291
	Grupo Televisa SAB	4.625%	1/30/26	100	98
	Grupo Televisa SAB	6.625%	1/15/40	125	129
	Grupo Televisa SAB	5.000%	5/13/45	225	193
	Grupo Televisa SAB	5.250%	5/24/49	200	177
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	210	206
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	100	96
	Interpublic Group of Cos. Inc.	4.750%	3/30/30	100	94
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	175	161
	Koninklijke KPN NV	8.375%	10/1/30	125	140
[5]	Magallanes Inc.	3.428%	3/15/24	300	291
[5]	Magallanes Inc.	3.638%	3/15/25	300	285
[5]	Magallanes Inc.	3.755%	3/15/27	800	722
[5]	Magallanes Inc.	4.279%	3/15/32	1,000	825
[5]	Magallanes Inc.	5.050%	3/15/42	900	692
[5]	Magallanes Inc.	5.141%	3/15/52	1,400	1,028
[5]	Magallanes Inc.	5.391%	3/15/62	600	440
	Meta Platforms Inc.	3.500%	8/15/27	200	186
	Meta Platforms Inc.	3.850%	8/15/32	200	176
	Meta Platforms Inc.	4.450%	8/15/52	200	159
	Meta Platforms Inc.	4.650%	8/15/62	200	160
	NBCUniversal Media LLC	4.450%	1/15/43	225	197
	Omnicom Group Inc.	2.450%	4/30/30	150	124
	Omnicom Group Inc.	4.200%	6/1/30	100	93
	Omnicom Group Inc.	2.600%	8/1/31	200	164
	Omnicom Group Inc. / Omnicom Capital Inc.	3.650%	11/1/24	150	147
	Omnicom Group Inc. / Omnicom Capital Inc.	3.600%	4/15/26	250	240
	Orange SA	9.000%	3/1/31	550	673
	Orange SA	5.375%	1/13/42	325	315
	Orange SA	5.500%	2/6/44	200	197
	Paramount Global Inc.	4.750%	5/15/25	134	132
	Paramount Global Inc.	4.000%	1/15/26	400	384
	Paramount Global Inc.	2.900%	1/15/27	279	250
	Paramount Global Inc.	3.375%	2/15/28	100	89
	Paramount Global Inc.	3.700%	6/1/28	100	89
	Paramount Global Inc.	4.950%	1/15/31	250	223
	Paramount Global Inc.	4.200%	5/19/32	200	164
	Paramount Global Inc.	5.500%	5/15/33	75	67
	Paramount Global Inc.	6.875%	4/30/36	240	233
	Paramount Global Inc.	5.900%	10/15/40	225	197
	Paramount Global Inc.	4.850%	7/1/42	225	167
	Paramount Global Inc.	4.375%	3/15/43	406	281
	Paramount Global Inc.	5.850%	9/1/43	225	187
	Paramount Global Inc.	4.900%	8/15/44	100	73
	Paramount Global Inc.	4.950%	5/19/50	250	183
	Rogers Communications Inc.	3.625%	12/15/25	125	120
	Rogers Communications Inc.	2.900%	11/15/26	100	91
[5]	Rogers Communications Inc.	3.200%	3/15/27	200	185
[5]	Rogers Communications Inc.	3.800%	3/15/32	400	345
[5]	Rogers Communications Inc.	4.500%	3/15/42	200	162
	Rogers Communications Inc.	4.500%	3/15/43	265	211
	Rogers Communications Inc.	5.000%	3/15/44	190	162
	Rogers Communications Inc.	4.350%	5/1/49	250	190
	Rogers Communications Inc.	3.700%	11/15/49	150	102
[5]	Rogers Communications Inc.	4.550%	3/15/52	400	312
	Take-Two Interactive Software Inc.	3.300%	3/28/24	200	195
	Take-Two Interactive Software Inc.	3.550%	4/14/25	200	193
	Take-Two Interactive Software Inc.	3.700%	4/14/27	200	188
	Telefonica Emisiones SA	4.103%	3/8/27	250	237
	Telefonica Emisiones SA	7.045%	6/20/36	475	491
	Telefonica Emisiones SA	4.665%	3/6/38	200	159
	Telefonica Emisiones SA	5.213%	3/8/47	550	444
	Telefonica Emisiones SA	4.895%	3/6/48	250	193
	Telefonica Europe BV	8.250%	9/15/30	250	279
	TELUS Corp.	2.800%	2/16/27	100	92
	TELUS Corp.	3.400%	5/13/32	100	85
	TELUS Corp.	4.300%	6/15/49	200	164

25

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Tencent Music Entertainment Group	2.000%	9/3/30	200	151
Time Warner Cable Enterprises LLC	8.375%	7/15/33	200	223
Time Warner Cable LLC	6.550%	5/1/37	200	190
Time Warner Cable LLC	7.300%	7/1/38	50	50
Time Warner Cable LLC	6.750%	6/15/39	400	381
Time Warner Cable LLC	5.875%	11/15/40	425	370
Time Warner Cable LLC	5.500%	9/1/41	250	209
Time Warner Cable LLC	4.500%	9/15/42	250	184
T-Mobile USA Inc.	3.500%	4/15/25	600	578
T-Mobile USA Inc.	1.500%	2/15/26	200	179
T-Mobile USA Inc.	2.250%	2/15/26	17	15
T-Mobile USA Inc.	2.625%	4/15/26	104	95
T-Mobile USA Inc.	3.750%	4/15/27	800	754
T-Mobile USA Inc.	5.375%	4/15/27	70	71
T-Mobile USA Inc.	4.750%	2/1/28	200	195
T-Mobile USA Inc.	2.050%	2/15/28	250	215
T-Mobile USA Inc.	2.625%	2/15/29	140	119
T-Mobile USA Inc.	2.400%	3/15/29	100	84
T-Mobile USA Inc.	3.375%	4/15/29	110	97
T-Mobile USA Inc.	3.875%	4/15/30	1,520	1,380
T-Mobile USA Inc.	2.550%	2/15/31	900	733
T-Mobile USA Inc.	2.875%	2/15/31	186	154
T-Mobile USA Inc.	3.500%	4/15/31	395	342
T-Mobile USA Inc.	2.250%	11/15/31	500	393
T-Mobile USA Inc.	2.700%	3/15/32	200	162
T-Mobile USA Inc.	4.375%	4/15/40	400	343
T-Mobile USA Inc.	3.000%	2/15/41	155	109
T-Mobile USA Inc.	4.500%	4/15/50	600	495
T-Mobile USA Inc.	3.300%	2/15/51	1,000	667
T-Mobile USA Inc.	3.400%	10/15/52	575	390
T-Mobile USA Inc.	3.600%	11/15/60	200	132
TWDC Enterprises 18 Corp.	3.000%	2/13/26	300	284
TWDC Enterprises 18 Corp.	1.850%	7/30/26	170	154
TWDC Enterprises 18 Corp.	4.375%	8/16/41	75	66
TWDC Enterprises 18 Corp.	4.125%	12/1/41	205	177
TWDC Enterprises 18 Corp.	3.700%	12/1/42	125	101
TWDC Enterprises 18 Corp.	4.125%	6/1/44	200	173
TWDC Enterprises 18 Corp.	3.000%	7/30/46	300	211
Verisign Inc.	2.700%	6/15/31	200	164
Verizon Communications Inc.	3.376%	2/15/25	250	242
Verizon Communications Inc.	0.850%	11/20/25	500	447
Verizon Communications Inc.	1.450%	3/20/26	500	449
Verizon Communications Inc.	2.625%	8/15/26	475	439
Verizon Communications Inc.	4.125%	3/16/27	700	682
Verizon Communications Inc.	3.000%	3/22/27	150	139
Verizon Communications Inc.	2.100%	3/22/28	600	520
Verizon Communications Inc.	4.329%	9/21/28	829	798
Verizon Communications Inc.	4.016%	12/3/29	727	680
Verizon Communications Inc.	3.150%	3/22/30	310	273
Verizon Communications Inc.	1.680%	10/30/30	527	410
Verizon Communications Inc.	1.750%	1/20/31	500	387
Verizon Communications Inc.	2.550%	3/21/31	800	658
Verizon Communications Inc.	2.355%	3/15/32	933	740
Verizon Communications Inc.	4.500%	8/10/33	575	539
Verizon Communications Inc.	4.400%	11/1/34	725	667
Verizon Communications Inc.	4.272%	1/15/36	256	229
Verizon Communications Inc.	5.250%	3/16/37	300	296
Verizon Communications Inc.	4.812%	3/15/39	350	322
Verizon Communications Inc.	2.650%	11/20/40	700	473
Verizon Communications Inc.	3.400%	3/22/41	600	452
Verizon Communications Inc.	2.850%	9/3/41	200	138
Verizon Communications Inc.	4.750%	11/1/41	200	182
Verizon Communications Inc.	4.125%	8/15/46	250	201
Verizon Communications Inc.	4.862%	8/21/46	639	579
Verizon Communications Inc.	4.522%	9/15/48	747	639
Verizon Communications Inc.	4.000%	3/22/50	250	196
Verizon Communications Inc.	2.875%	11/20/50	500	315
Verizon Communications Inc.	3.550%	3/22/51	900	644
Verizon Communications Inc.	2.987%	10/30/56	900	552
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Verizon Communications Inc.	3.000%	11/20/60	500	300
	Verizon Communications Inc.	3.700%	3/22/61	700	491
	Vodafone Group plc	3.750%	1/16/24	325	321
	Vodafone Group plc	7.875%	2/15/30	150	169
	Vodafone Group plc	6.250%	11/30/32	100	105
	Vodafone Group plc	6.150%	2/27/37	200	202
	Vodafone Group plc	5.000%	5/30/38	325	299
	Vodafone Group plc	4.375%	2/19/43	275	219
	Vodafone Group plc	4.875%	6/19/49	350	294
	Vodafone Group plc	4.250%	9/17/50	300	232
	Vodafone Group plc	5.125%	6/19/59	100	86
	Walt Disney Co.	3.350%	3/24/25	345	334
	Walt Disney Co.	3.700%	10/15/25	125	121
	Walt Disney Co.	1.750%	1/13/26	300	275
	Walt Disney Co.	2.200%	1/13/28	200	178
	Walt Disney Co.	2.000%	9/1/29	400	336
	Walt Disney Co.	3.800%	3/22/30	240	223
	Walt Disney Co.	2.650%	1/13/31	700	598
	Walt Disney Co.	6.200%	12/15/34	400	436
	Walt Disney Co.	6.400%	12/15/35	165	180
	Walt Disney Co.	6.650%	11/15/37	200	225
	Walt Disney Co.	4.625%	3/23/40	75	70
	Walt Disney Co.	3.500%	5/13/40	400	323
	Walt Disney Co.	5.400%	10/1/43	100	100
	Walt Disney Co.	4.750%	9/15/44	175	161
	Walt Disney Co.	2.750%	9/1/49	275	182
	Walt Disney Co.	4.700%	3/23/50	395	365
	Walt Disney Co.	3.600%	1/13/51	400	307
	Walt Disney Co.	3.800%	5/13/60	300	230
[5]	Warnermedia Holdings Inc.	4.054%	3/15/29	300	260
	Weibo Corp.	3.500%	7/5/24	200	194
	Weibo Corp.	3.375%	7/8/30	200	154
	WPP Finance 2010	3.750%	9/19/24	200	194
					89,243
Consumer Discretionary (1.6%)
	Advance Auto Parts Inc.	3.900%	4/15/30	250	220
	Alibaba Group Holding Ltd.	3.600%	11/28/24	400	387
	Alibaba Group Holding Ltd.	3.400%	12/6/27	400	369
	Alibaba Group Holding Ltd.	2.125%	2/9/31	300	238
	Alibaba Group Holding Ltd.	4.500%	11/28/34	280	250
	Alibaba Group Holding Ltd.	4.000%	12/6/37	200	163
	Alibaba Group Holding Ltd.	4.200%	12/6/47	225	173
	Alibaba Group Holding Ltd.	3.150%	2/9/51	200	125
	Alibaba Group Holding Ltd.	4.400%	12/6/57	100	77
	Alibaba Group Holding Ltd.	3.250%	2/9/61	300	181
	Amazon.com Inc.	0.450%	5/12/24	500	472
	Amazon.com Inc.	2.800%	8/22/24	250	242
	Amazon.com Inc.	3.800%	12/5/24	120	118
	Amazon.com Inc.	3.000%	4/13/25	200	193
	Amazon.com Inc.	0.800%	6/3/25	285	260
	Amazon.com Inc.	5.200%	12/3/25	225	229
	Amazon.com Inc.	1.000%	5/12/26	600	532
	Amazon.com Inc.	3.300%	4/13/27	600	570
	Amazon.com Inc.	1.200%	6/3/27	285	247
	Amazon.com Inc.	3.150%	8/22/27	725	683
	Amazon.com Inc.	4.550%	12/1/27	500	499
	Amazon.com Inc.	1.650%	5/12/28	500	430
	Amazon.com Inc.	3.450%	4/13/29	400	374
	Amazon.com Inc.	1.500%	6/3/30	405	325
	Amazon.com Inc.	2.100%	5/12/31	500	409
	Amazon.com Inc.	3.600%	4/13/32	500	459
	Amazon.com Inc.	4.700%	12/1/32	500	497
	Amazon.com Inc.	4.800%	12/5/34	225	225
	Amazon.com Inc.	3.875%	8/22/37	600	532
	Amazon.com Inc.	2.875%	5/12/41	500	373
	Amazon.com Inc.	4.050%	8/22/47	600	519
	Amazon.com Inc.	2.500%	6/3/50	800	508
	Amazon.com Inc.	3.100%	5/12/51	700	502
	Amazon.com Inc.	3.950%	4/13/52	400	335
	Amazon.com Inc.	2.700%	6/3/60	400	243
	Amazon.com Inc.	3.250%	5/12/61	200	139

26

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Amazon.com Inc.	4.100%	4/13/62	400	331
	American Honda Finance Corp.	2.900%	2/16/24	150	146
	American Honda Finance Corp.	0.550%	7/12/24	500	468
	American Honda Finance Corp.	2.150%	9/10/24	125	119
	American Honda Finance Corp.	1.200%	7/8/25	200	183
	American Honda Finance Corp.	2.350%	1/8/27	100	91
	American Honda Finance Corp.	2.000%	3/24/28	100	86
	American Honda Finance Corp.	2.250%	1/12/29	100	86
	American Honda Finance Corp.	1.800%	1/13/31	300	238
[2]	American University	3.672%	4/1/49	110	85
	Aptiv plc	4.350%	3/15/29	50	47
	Aptiv plc	4.400%	10/1/46	50	38
	Aptiv plc	5.400%	3/15/49	50	43
	Aptiv plc	3.100%	12/1/51	250	148
	Aptiv plc / Aptiv Corp.	3.250%	3/1/32	200	164
	Aptiv plc / Aptiv Corp.	4.150%	5/1/52	200	145
	AutoNation Inc.	3.500%	11/15/24	205	196
	AutoNation Inc.	4.500%	10/1/25	150	146
	AutoNation Inc.	3.800%	11/15/27	75	68
	AutoNation Inc.	3.850%	3/1/32	250	200
	AutoZone Inc.	3.125%	4/18/24	130	127
	AutoZone Inc.	3.250%	4/15/25	132	127
	AutoZone Inc.	3.750%	6/1/27	100	95
	AutoZone Inc.	3.750%	4/18/29	100	93
	AutoZone Inc.	4.000%	4/15/30	250	231
	AutoZone Inc.	1.650%	1/15/31	200	155
	AutoZone Inc.	4.750%	8/1/32	200	194
	Best Buy Co. Inc.	4.450%	10/1/28	200	193
	BorgWarner Inc.	3.375%	3/15/25	75	72
	BorgWarner Inc.	2.650%	7/1/27	200	178
	BorgWarner Inc.	4.375%	3/15/45	100	77
	Brunswick Corp.	0.850%	8/18/24	200	185
	California Endowment	2.498%	4/1/51	50	31
	California Institute of Technology	4.321%	8/1/45	70	61
	California Institute of Technology	4.700%	11/1/11	50	41
	California Institute of Technology	3.650%	9/1/19	100	64
	Claremont Mckenna College	3.775%	1/1/22	150	96
	Daimler Finance North America LLC	8.500%	1/18/31	250	308
	Darden Restaurants Inc.	3.850%	5/1/27	200	190
	Darden Restaurants Inc.	4.550%	2/15/48	50	39
	Dick's Sporting Goods Inc.	3.150%	1/15/32	200	157
	Dick's Sporting Goods Inc.	4.100%	1/15/52	100	65
	DR Horton Inc.	2.500%	10/15/24	100	95
[2]	Duke University	2.682%	10/1/44	100	72
[2]	Duke University	2.832%	10/1/55	125	84
	eBay Inc.	3.450%	8/1/24	125	122
	eBay Inc.	1.900%	3/11/25	180	168
	eBay Inc.	1.400%	5/10/26	200	177
	eBay Inc.	3.600%	6/5/27	300	283
	eBay Inc.	2.700%	3/11/30	200	170
	eBay Inc.	2.600%	5/10/31	200	165
	eBay Inc.	4.000%	7/15/42	200	159
	eBay Inc.	3.650%	5/10/51	200	144
	Emory University	2.143%	9/1/30	150	124
	Emory University	2.969%	9/1/50	50	34
	Ford Foundation	2.415%	6/1/50	60	38
	Ford Foundation	2.815%	6/1/70	150	89
	Fortune Brands Innovations Inc.	4.000%	6/15/25	233	227
	Fortune Brands Innovations Inc.	3.250%	9/15/29	50	43
	General Motors Co.	6.125%	10/1/25	600	612
	General Motors Co.	6.800%	10/1/27	100	104
	General Motors Co.	5.600%	10/15/32	200	186
	General Motors Co.	5.000%	4/1/35	165	142
	General Motors Co.	6.600%	4/1/36	250	245
	General Motors Co.	5.150%	4/1/38	225	195
	General Motors Co.	6.250%	10/2/43	210	195
	General Motors Co.	5.200%	4/1/45	230	188
	General Motors Co.	5.400%	4/1/48	200	165
	General Motors Co.	5.950%	4/1/49	175	153
	General Motors Financial Co. Inc.	1.050%	3/8/24	200	190
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Motors Financial Co. Inc.	3.950%	4/13/24	400	392
	General Motors Financial Co. Inc.	1.200%	10/15/24	200	185
	General Motors Financial Co. Inc.	3.500%	11/7/24	200	193
	General Motors Financial Co. Inc.	2.900%	2/26/25	958	909
	General Motors Financial Co. Inc.	3.800%	4/7/25	250	241
	General Motors Financial Co. Inc.	4.350%	4/9/25	325	317
	General Motors Financial Co. Inc.	2.750%	6/20/25	150	140
	General Motors Financial Co. Inc.	5.250%	3/1/26	150	148
	General Motors Financial Co. Inc.	1.500%	6/10/26	200	174
	General Motors Financial Co. Inc.	4.350%	1/17/27	325	309
	General Motors Financial Co. Inc.	5.000%	4/9/27	250	242
	General Motors Financial Co. Inc.	2.700%	8/20/27	500	437
	General Motors Financial Co. Inc.	2.400%	4/10/28	200	169
	General Motors Financial Co. Inc.	2.400%	10/15/28	200	166
	General Motors Financial Co. Inc.	4.300%	4/6/29	500	449
	General Motors Financial Co. Inc.	3.600%	6/21/30	700	589
	General Motors Financial Co. Inc.	2.350%	1/8/31	300	227
	General Motors Financial Co. Inc.	2.700%	6/10/31	200	154
	George Washington University	4.126%	9/15/48	300	251
	Georgetown University	4.315%	4/1/49	68	56
	Georgetown University	2.943%	4/1/50	100	64
	Georgetown University	5.215%	10/1/18	59	52
	Harley-Davidson Inc.	3.500%	7/28/25	100	95
	Harley-Davidson Inc.	4.625%	7/28/45	125	98
	Hasbro Inc.	3.900%	11/19/29	350	311
	Hasbro Inc.	6.350%	3/15/40	125	122
	Hasbro Inc.	5.100%	5/15/44	50	42
	Home Depot Inc.	3.750%	2/15/24	200	198
	Home Depot Inc.	2.700%	4/15/25	200	192
	Home Depot Inc.	2.500%	4/15/27	395	363
	Home Depot Inc.	2.800%	9/14/27	200	186
	Home Depot Inc.	2.950%	6/15/29	600	543
	Home Depot Inc.	2.700%	4/15/30	445	389
	Home Depot Inc.	1.375%	3/15/31	500	387
	Home Depot Inc.	1.875%	9/15/31	200	160
	Home Depot Inc.	3.250%	4/15/32	200	178
	Home Depot Inc.	4.500%	9/15/32	200	196
	Home Depot Inc.	5.875%	12/16/36	825	883
	Home Depot Inc.	3.300%	4/15/40	295	235
	Home Depot Inc.	5.950%	4/1/41	175	190
	Home Depot Inc.	4.200%	4/1/43	200	175
	Home Depot Inc.	4.875%	2/15/44	300	288
	Home Depot Inc.	4.400%	3/15/45	100	89
	Home Depot Inc.	4.250%	4/1/46	330	287
	Home Depot Inc.	3.900%	6/15/47	250	207
	Home Depot Inc.	4.500%	12/6/48	225	206
	Home Depot Inc.	3.350%	4/15/50	375	279
	Home Depot Inc.	2.375%	3/15/51	200	121
	Home Depot Inc.	2.750%	9/15/51	300	199
	Home Depot Inc.	3.625%	4/15/52	500	391
	Home Depot Inc.	4.950%	9/15/52	250	242
	Honda Motor Co. Ltd.	2.534%	3/10/27	200	183
	Honda Motor Co. Ltd.	2.967%	3/10/32	200	172
	Howard University	5.209%	10/1/52	50	39
	Hyatt Hotels Corp.	1.800%	10/1/24	200	187
	Hyatt Hotels Corp.	4.850%	3/15/26	200	196
	Hyatt Hotels Corp.	4.375%	9/15/28	75	69
	Hyatt Hotels Corp.	6.000%	4/23/30	200	195
	JD.com Inc.	3.875%	4/29/26	200	190
	JD.com Inc.	3.375%	1/14/30	200	175
[2]	Johns Hopkins University	4.083%	7/1/53	75	63
	Johns Hopkins University	4.705%	7/1/32	75	75
	Lear Corp.	3.800%	9/15/27	41	38
	Lear Corp.	4.250%	5/15/29	150	135
	Lear Corp.	3.500%	5/30/30	100	84
	Lear Corp.	5.250%	5/15/49	125	103
	Leggett & Platt Inc.	3.800%	11/15/24	100	97
	Leggett & Platt Inc.	3.500%	11/15/27	125	115
	Leggett & Platt Inc.	4.400%	3/15/29	75	71
	Leggett & Platt Inc.	3.500%	11/15/51	200	140
	Leland Stanford Junior University	3.647%	5/1/48	200	166

27

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lennar Corp.	4.500%	4/30/24	300	296
	Lennar Corp.	5.250%	6/1/26	200	200
	Lowe's Cos. Inc.	3.125%	9/15/24	100	97
	Lowe's Cos. Inc.	4.400%	9/8/25	150	148
	Lowe's Cos. Inc.	3.375%	9/15/25	200	192
	Lowe's Cos. Inc.	2.500%	4/15/26	250	233
	Lowe's Cos. Inc.	3.100%	5/3/27	350	326
	Lowe's Cos. Inc.	1.300%	4/15/28	260	216
	Lowe's Cos. Inc.	1.700%	9/15/28	200	168
	Lowe's Cos. Inc.	6.500%	3/15/29	67	72
	Lowe's Cos. Inc.	3.650%	4/5/29	300	277
	Lowe's Cos. Inc.	4.500%	4/15/30	250	240
	Lowe's Cos. Inc.	1.700%	10/15/30	300	234
	Lowe's Cos. Inc.	2.625%	4/1/31	500	414
	Lowe's Cos. Inc.	3.750%	4/1/32	500	446
	Lowe's Cos. Inc.	5.000%	4/15/33	250	245
	Lowe's Cos. Inc.	2.800%	9/15/41	200	136
	Lowe's Cos. Inc.	4.250%	9/15/44	28	22
	Lowe's Cos. Inc.	3.700%	4/15/46	250	186
	Lowe's Cos. Inc.	4.050%	5/3/47	300	236
	Lowe's Cos. Inc.	3.000%	10/15/50	500	321
	Lowe's Cos. Inc.	4.250%	4/1/52	300	240
	Lowe's Cos. Inc.	5.625%	4/15/53	200	193
	Lowe's Cos. Inc.	4.450%	4/1/62	250	196
	Lowe's Cos. Inc.	5.800%	9/15/62	200	193
	Magna International Inc.	3.625%	6/15/24	170	166
	Magna International Inc.	4.150%	10/1/25	100	98
	Magna International Inc.	2.450%	6/15/30	100	83
	Marriott International Inc.	3.750%	3/15/25	175	169
	Marriott International Inc.	3.750%	10/1/25	65	62
	Marriott International Inc.	3.125%	6/15/26	1,083	1,012
	Marriott International Inc.	4.000%	4/15/28	50	47
	Marriott International Inc.	4.625%	6/15/30	200	187
	Marriott International Inc.	2.850%	4/15/31	300	243
	Masco Corp.	3.500%	11/15/27	100	92
	Masco Corp.	1.500%	2/15/28	200	166
	Masco Corp.	7.750%	8/1/29	24	26
	Masco Corp.	2.000%	2/15/31	100	77
	Masco Corp.	4.500%	5/15/47	100	79
[2]	Massachusetts Institute of Technology	3.959%	7/1/38	125	113
	Massachusetts Institute of Technology	2.989%	7/1/50	85	62
	Massachusetts Institute of Technology	3.067%	4/1/52	100	74
	Massachusetts Institute of Technology	5.600%	7/1/11	130	136
	Massachusetts Institute of Technology	4.678%	7/1/14	125	109
	Massachusetts Institute of Technology	3.885%	7/1/16	100	72
	McDonald's Corp.	3.300%	7/1/25	497	481
	McDonald's Corp.	3.700%	1/30/26	300	292
	McDonald's Corp.	3.500%	3/1/27	200	190
	McDonald's Corp.	3.500%	7/1/27	315	299
	McDonald's Corp.	3.800%	4/1/28	350	335
	McDonald's Corp.	2.625%	9/1/29	200	175
	McDonald's Corp.	2.125%	3/1/30	200	167
	McDonald's Corp.	3.600%	7/1/30	200	183
	McDonald's Corp.	4.700%	12/9/35	200	192
	McDonald's Corp.	6.300%	10/15/37	150	163
	McDonald's Corp.	6.300%	3/1/38	100	109
	McDonald's Corp.	5.700%	2/1/39	100	103
	McDonald's Corp.	3.700%	2/15/42	25	20
	McDonald's Corp.	3.625%	5/1/43	100	78
	McDonald's Corp.	4.600%	5/26/45	210	187
	McDonald's Corp.	4.875%	12/9/45	300	278
	McDonald's Corp.	4.450%	3/1/47	250	217
	McDonald's Corp.	4.450%	9/1/48	150	131
	McDonald's Corp.	3.625%	9/1/49	200	152
	McDonald's Corp.	4.200%	4/1/50	200	167
	MDC Holdings Inc.	2.500%	1/15/31	100	72
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	MDC Holdings Inc.	6.000%	1/15/43	100	82
	Mohawk Industries Inc.	3.625%	5/15/30	125	108
	NIKE Inc.	2.400%	3/27/25	225	215
	NIKE Inc.	2.375%	11/1/26	200	185
	NIKE Inc.	2.750%	3/27/27	200	187
	NIKE Inc.	2.850%	3/27/30	200	179
	NIKE Inc.	3.625%	5/1/43	125	103
	NIKE Inc.	3.875%	11/1/45	225	194
	NIKE Inc.	3.375%	3/27/50	300	235
[2]	Northwestern University	4.643%	12/1/44	75	72
[2]	Northwestern University	2.640%	12/1/50	50	33
[2]	Northwestern University	3.662%	12/1/57	75	58
	NVR Inc.	3.000%	5/15/30	200	168
	O'Reilly Automotive Inc.	3.600%	9/1/27	325	307
	O'Reilly Automotive Inc.	1.750%	3/15/31	500	387
	President and Fellows of Harvard College	4.875%	10/15/40	225	223
	President and Fellows of Harvard College	3.150%	7/15/46	100	76
	President and Fellows of Harvard College	3.745%	11/15/52	100	83
	PulteGroup Inc.	5.500%	3/1/26	200	201
	PulteGroup Inc.	6.375%	5/15/33	300	299
	Ralph Lauren Corp.	3.750%	9/15/25	50	49
	Ralph Lauren Corp.	2.950%	6/15/30	200	172
	Rockefeller Foundation	2.492%	10/1/50	250	158
	Ross Stores Inc.	4.600%	4/15/25	200	198
	Ross Stores Inc.	1.875%	4/15/31	200	157
	Starbucks Corp.	2.450%	6/15/26	200	185
	Starbucks Corp.	3.500%	3/1/28	100	94
	Starbucks Corp.	4.000%	11/15/28	200	191
	Starbucks Corp.	3.550%	8/15/29	200	184
	Starbucks Corp.	2.250%	3/12/30	450	374
	Starbucks Corp.	2.550%	11/15/30	550	462
	Starbucks Corp.	4.300%	6/15/45	50	42
	Starbucks Corp.	3.750%	12/1/47	125	96
	Starbucks Corp.	4.500%	11/15/48	200	173
	Starbucks Corp.	3.350%	3/12/50	100	71
	Starbucks Corp.	3.500%	11/15/50	300	218
	Tapestry Inc.	4.125%	7/15/27	23	22
	Tapestry Inc.	3.050%	3/15/32	200	156
	TJX Cos. Inc.	2.250%	9/15/26	350	320
	Toyota Motor Corp.	2.358%	7/2/24	100	96
	Toyota Motor Corp.	1.339%	3/25/26	500	448
	Toyota Motor Corp.	2.760%	7/2/29	100	89
	Toyota Motor Credit Corp.	2.900%	4/17/24	125	122
	Toyota Motor Credit Corp.	0.500%	6/18/24	200	188
	Toyota Motor Credit Corp.	0.625%	9/13/24	200	186
	Toyota Motor Credit Corp.	4.400%	9/20/24	200	198
	Toyota Motor Credit Corp.	1.450%	1/13/25	200	187
	Toyota Motor Credit Corp.	1.800%	2/13/25	250	235
	Toyota Motor Credit Corp.	3.400%	4/14/25	125	121
	Toyota Motor Credit Corp.	1.125%	6/18/26	200	177
	Toyota Motor Credit Corp.	3.200%	1/11/27	200	188
	Toyota Motor Credit Corp.	1.900%	1/13/27	80	72
	Toyota Motor Credit Corp.	1.150%	8/13/27	500	426
	Toyota Motor Credit Corp.	4.550%	9/20/27	250	247
	Toyota Motor Credit Corp.	3.050%	1/11/28	100	93
	Toyota Motor Credit Corp.	1.900%	4/6/28	200	174
	Toyota Motor Credit Corp.	3.650%	1/8/29	530	498
	Toyota Motor Credit Corp.	2.150%	2/13/30	150	126
	Toyota Motor Credit Corp.	3.375%	4/1/30	400	364
	Toyota Motor Credit Corp.	1.900%	9/12/31	200	158
	Tractor Supply Co.	1.750%	11/1/30	200	154
	Trustees of Boston College	3.129%	7/1/52	100	70
[2]	Trustees of Boston University	4.061%	10/1/48	50	41
	Trustees of Princeton University	5.700%	3/1/39	150	162
	Trustees of Princeton University	2.516%	7/1/50	150	101
	Trustees of Princeton University	4.201%	3/1/52	100	92
	Trustees of the University of Pennsylvania	2.396%	10/1/50	200	126

28

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Trustees of the University of Pennsylvania	4.674%	9/1/12	50	42
[2]	University of Chicago	2.547%	4/1/50	100	67
	University of Chicago	3.000%	10/1/52	50	35
[2]	University of Chicago	4.003%	10/1/53	100	84
	University of Miami	4.063%	4/1/52	100	82
[2]	University of Notre Dame du Lac	3.438%	2/15/45	100	80
	University of Notre Dame du Lac	3.394%	2/15/48	125	96
[2]	University of Southern California	3.028%	10/1/39	100	78
[2]	University of Southern California	3.841%	10/1/47	200	166
	University of Southern California	2.945%	10/1/51	200	135
	University of Southern California	5.250%	10/1/11	100	97
	VF Corp.	2.400%	4/23/25	200	188
	VF Corp.	2.950%	4/23/30	200	166
	Washington University	3.524%	4/15/54	100	80
	Washington University	4.349%	4/15/22	50	39
	Whirlpool Corp.	4.000%	3/1/24	50	49
	Whirlpool Corp.	3.700%	5/1/25	75	73
	Whirlpool Corp.	4.750%	2/26/29	150	146
	Whirlpool Corp.	4.500%	6/1/46	100	78
	Whirlpool Corp.	4.600%	5/15/50	75	60
[2]	William Marsh Rice University	3.574%	5/15/45	150	123
	Yale University	0.873%	4/15/25	100	92
	Yale University	1.482%	4/15/30	100	80
	Yale University	2.402%	4/15/50	100	64
					64,730
Consumer Staples (1.8%)
	Ahold Finance USA LLC	6.875%	5/1/29	100	104
	Altria Group Inc.	4.000%	1/31/24	250	247
	Altria Group Inc.	2.350%	5/6/25	150	141
	Altria Group Inc.	5.800%	2/14/39	120	110
	Altria Group Inc.	3.400%	2/4/41	500	332
	Altria Group Inc.	4.250%	8/9/42	275	204
	Altria Group Inc.	4.500%	5/2/43	125	94
	Altria Group Inc.	5.375%	1/31/44	350	310
	Altria Group Inc.	3.875%	9/16/46	425	284
	Altria Group Inc.	5.950%	2/14/49	155	138
	Altria Group Inc.	3.700%	2/4/51	750	474
	Altria Group Inc.	6.200%	2/14/59	70	65
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	1,045	1,007
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,195	1,127
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	1,630	1,492
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	100	94
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	450	404
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	475	435
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	500	477
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	465	460
	Anheuser-Busch InBev Worldwide Inc.	3.500%	6/1/30	1,000	909
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	275	247
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	186
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	125	125
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	325	305
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	605	533
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	601	514
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	600	598
	Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	150	133
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	175	155
Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	155	160
Anheuser-Busch InBev Worldwide Inc.	4.600%	6/1/60	187	162
Archer-Daniels-Midland Co.	2.500%	8/11/26	200	186
Archer-Daniels-Midland Co.	5.935%	10/1/32	80	86
Archer-Daniels-Midland Co.	5.375%	9/15/35	95	97
Archer-Daniels-Midland Co.	3.750%	9/15/47	50	41
Archer-Daniels-Midland Co.	4.500%	3/15/49	125	114
Archer-Daniels-Midland Co.	2.700%	9/15/51	200	133
BAT Capital Corp.	3.222%	8/15/24	650	627
BAT Capital Corp.	4.700%	4/2/27	330	317
BAT Capital Corp.	3.557%	8/15/27	875	797
BAT Capital Corp.	2.259%	3/25/28	500	416
BAT Capital Corp.	2.726%	3/25/31	500	390
BAT Capital Corp.	7.750%	10/19/32	100	108
BAT Capital Corp.	4.390%	8/15/37	525	408
BAT Capital Corp.	4.540%	8/15/47	575	409
BAT Capital Corp.	4.758%	9/6/49	250	182
BAT Capital Corp.	3.984%	9/25/50	300	197
Brown-Forman Corp.	3.500%	4/15/25	81	79
Brown-Forman Corp.	4.500%	7/15/45	100	91
Bunge Ltd. Finance Corp.	3.750%	9/25/27	200	187
Bunge Ltd. Finance Corp.	2.750%	5/14/31	350	287
Campbell Soup Co.	3.950%	3/15/25	200	195
Campbell Soup Co.	3.300%	3/19/25	125	120
Campbell Soup Co.	4.150%	3/15/28	175	167
Campbell Soup Co.	2.375%	4/24/30	150	125
Campbell Soup Co.	4.800%	3/15/48	135	120
Campbell Soup Co.	3.125%	4/24/50	100	68
Church & Dwight Co. Inc.	3.150%	8/1/27	100	93
Church & Dwight Co. Inc.	3.950%	8/1/47	75	59
Clorox Co.	3.100%	10/1/27	50	46
Clorox Co.	3.900%	5/15/28	50	48
Clorox Co.	1.800%	5/15/30	50	40
Coca-Cola Co.	1.750%	9/6/24	100	95
Coca-Cola Co.	3.375%	3/25/27	200	192
Coca-Cola Co.	2.900%	5/25/27	559	526
Coca-Cola Co.	1.000%	3/15/28	500	419
Coca-Cola Co.	2.125%	9/6/29	125	107
Coca-Cola Co.	3.450%	3/25/30	250	232
Coca-Cola Co.	1.375%	3/15/31	500	391
Coca-Cola Co.	4.125%	3/25/40	100	89
Coca-Cola Co.	2.500%	6/1/40	200	146
Coca-Cola Co.	2.875%	5/5/41	500	383
Coca-Cola Co.	4.200%	3/25/50	175	161
Coca-Cola Co.	2.600%	6/1/50	300	202
Coca-Cola Co.	2.750%	6/1/60	325	219
Coca-Cola Consolidated Inc.	3.800%	11/25/25	125	121
Coca-Cola Femsa SAB de CV	2.750%	1/22/30	200	174
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	150	144
Colgate-Palmolive Co.	3.250%	3/15/24	100	98
Colgate-Palmolive Co.	3.100%	8/15/27	250	237
Colgate-Palmolive Co.	4.000%	8/15/45	150	134
Conagra Brands Inc.	4.300%	5/1/24	200	197
Conagra Brands Inc.	4.600%	11/1/25	150	148
Conagra Brands Inc.	7.000%	10/1/28	75	80
Conagra Brands Inc.	8.250%	9/15/30	50	57
Conagra Brands Inc.	5.300%	11/1/38	100	95
Constellation Brands Inc.	4.750%	11/15/24	175	174
Constellation Brands Inc.	4.400%	11/15/25	100	98
Constellation Brands Inc.	3.700%	12/6/26	425	404
Constellation Brands Inc.	3.500%	5/9/27	150	140
Constellation Brands Inc.	3.600%	2/15/28	175	162
Constellation Brands Inc.	4.650%	11/15/28	75	73
Constellation Brands Inc.	3.150%	8/1/29	225	197
Constellation Brands Inc.	2.875%	5/1/30	356	303
Constellation Brands Inc.	2.250%	8/1/31	200	159
Constellation Brands Inc.	5.250%	11/15/48	225	212
Constellation Brands Inc.	3.750%	5/1/50	125	94

29

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Costco Wholesale Corp.	3.000%	5/18/27	100	94
	Costco Wholesale Corp.	1.375%	6/20/27	250	219
	Costco Wholesale Corp.	1.600%	4/20/30	1,900	1,555
	Costco Wholesale Corp.	1.750%	4/20/32	200	158
	Delhaize America LLC	9.000%	4/15/31	100	121
	Diageo Capital plc	2.125%	10/24/24	200	190
	Diageo Capital plc	1.375%	9/29/25	200	183
	Diageo Capital plc	5.300%	10/24/27	250	256
	Diageo Capital plc	2.000%	4/29/30	200	165
	Diageo Capital plc	2.125%	4/29/32	200	159
	Diageo Capital plc	5.875%	9/30/36	50	53
	Diageo Capital plc	3.875%	4/29/43	250	206
	Dollar General Corp.	4.150%	11/1/25	105	102
	Dollar General Corp.	3.875%	4/15/27	150	143
	Dollar General Corp.	4.125%	5/1/28	150	143
	Dollar General Corp.	3.500%	4/3/30	100	90
	Dollar General Corp.	4.125%	4/3/50	350	280
	Dollar Tree Inc.	4.000%	5/15/25	200	195
	Dollar Tree Inc.	4.200%	5/15/28	300	288
	Estee Lauder Cos. Inc.	3.150%	3/15/27	367	348
	Estee Lauder Cos. Inc.	2.375%	12/1/29	125	107
	Estee Lauder Cos. Inc.	6.000%	5/15/37	75	80
	Estee Lauder Cos. Inc.	4.375%	6/15/45	100	89
	Estee Lauder Cos. Inc.	4.150%	3/15/47	100	86
	Estee Lauder Cos. Inc.	3.125%	12/1/49	125	90
	Flowers Foods Inc.	3.500%	10/1/26	75	71
	Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	100	82
	Fomento Economico Mexicano SAB de CV	3.500%	1/16/50	600	420
	General Mills Inc.	3.650%	2/15/24	100	99
	General Mills Inc.	4.200%	4/17/28	225	217
	General Mills Inc.	2.875%	4/15/30	150	130
	General Mills Inc.	2.250%	10/14/31	250	200
	GSK Consumer Healthcare Capital US LLC	3.375%	3/24/27	250	233
	GSK Consumer Healthcare Capital US LLC	3.375%	3/24/29	250	225
	GSK Consumer Healthcare Capital US LLC	3.625%	3/24/32	1,000	881
	Hershey Co.	2.625%	5/1/23	100	99
	Hershey Co.	2.050%	11/15/24	55	52
	Hershey Co.	3.200%	8/21/25	65	63
	Hershey Co.	2.300%	8/15/26	100	92
	Hershey Co.	2.450%	11/15/29	130	112
	Hershey Co.	3.125%	11/15/49	150	108
	Hormel Foods Corp.	1.800%	6/11/30	200	163
	Hormel Foods Corp.	3.050%	6/3/51	200	139
	Ingredion Inc.	3.200%	10/1/26	100	94
	Ingredion Inc.	2.900%	6/1/30	175	148
	J M Smucker Co.	3.500%	3/15/25	175	169
	J M Smucker Co.	2.375%	3/15/30	100	83
	J M Smucker Co.	2.125%	3/15/32	100	78
	J M Smucker Co.	4.250%	3/15/35	100	89
	J M Smucker Co.	4.375%	3/15/45	125	103
[5]	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	5.500%	1/15/30	500	475
[5]	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	5.750%	4/1/33	500	478
[5]	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	4.375%	2/2/52	400	284
[5]	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	6.500%	12/1/52	200	190
	JM Smucker Co.	3.375%	12/15/27	150	139
	Kellogg Co.	3.250%	4/1/26	125	119
	Kellogg Co.	3.400%	11/15/27	125	116
	Kellogg Co.	4.300%	5/15/28	100	97
	Kellogg Co.	7.450%	4/1/31	125	142
	Keurig Dr Pepper Inc.	4.417%	5/25/25	66	65
	Keurig Dr Pepper Inc.	3.400%	11/15/25	100	96
	Keurig Dr Pepper Inc.	2.550%	9/15/26	75	69
	Keurig Dr Pepper Inc.	3.430%	6/15/27	100	93
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Keurig Dr Pepper Inc.	3.950%	4/15/29	250	232
Keurig Dr Pepper Inc.	3.200%	5/1/30	150	131
Keurig Dr Pepper Inc.	2.250%	3/15/31	250	201
Keurig Dr Pepper Inc.	4.050%	4/15/32	250	227
Keurig Dr Pepper Inc.	4.500%	11/15/45	200	170
Keurig Dr Pepper Inc.	4.420%	12/15/46	125	103
Keurig Dr Pepper Inc.	3.800%	5/1/50	150	113
Keurig Dr Pepper Inc.	4.500%	4/15/52	250	209
Kimberly-Clark Corp.	3.050%	8/15/25	50	48
Kimberly-Clark Corp.	2.750%	2/15/26	100	94
Kimberly-Clark Corp.	1.050%	9/15/27	500	427
Kimberly-Clark Corp.	3.950%	11/1/28	50	48
Kimberly-Clark Corp.	3.200%	4/25/29	150	137
Kimberly-Clark Corp.	3.100%	3/26/30	155	139
Kimberly-Clark Corp.	2.000%	11/2/31	250	201
Kimberly-Clark Corp.	6.625%	8/1/37	250	288
Kimberly-Clark Corp.	5.300%	3/1/41	25	25
Kimberly-Clark Corp.	3.200%	7/30/46	175	127
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	37	37
Kraft Heinz Foods Co.	3.000%	6/1/26	350	328
Kraft Heinz Foods Co.	3.750%	4/1/30	200	182
Kraft Heinz Foods Co.	4.250%	3/1/31	200	187
Kraft Heinz Foods Co.	6.875%	1/26/39	100	109
Kraft Heinz Foods Co.	6.500%	2/9/40	250	265
Kraft Heinz Foods Co.	5.200%	7/15/45	800	737
Kraft Heinz Foods Co.	4.375%	6/1/46	450	368
Kraft Heinz Foods Co.	4.875%	10/1/49	350	305
Kraft Heinz Foods Co.	5.500%	6/1/50	250	240
Kroger Co.	4.000%	2/1/24	100	99
Kroger Co.	3.500%	2/1/26	160	153
Kroger Co.	2.650%	10/15/26	140	129
Kroger Co.	3.700%	8/1/27	100	94
Kroger Co.	7.700%	6/1/29	50	55
Kroger Co.	8.000%	9/15/29	125	140
Kroger Co.	2.200%	5/1/30	100	81
Kroger Co.	7.500%	4/1/31	100	113
Kroger Co.	5.400%	7/15/40	50	48
Kroger Co.	5.000%	4/15/42	125	114
Kroger Co.	5.150%	8/1/43	100	92
Kroger Co.	4.450%	2/1/47	150	127
Kroger Co.	4.650%	1/15/48	225	194
Kroger Co.	3.950%	1/15/50	175	136
McCormick & Co. Inc.	3.150%	8/15/24	150	145
McCormick & Co. Inc.	3.400%	8/15/27	150	140
McCormick & Co. Inc.	2.500%	4/15/30	250	209
Mead Johnson Nutrition Co.	4.125%	11/15/25	355	348
Mead Johnson Nutrition Co.	5.900%	11/1/39	100	104
Mead Johnson Nutrition Co.	4.600%	6/1/44	150	135
Molson Coors Beverage Co.	3.000%	7/15/26	375	348
Molson Coors Beverage Co.	5.000%	5/1/42	200	177
Molson Coors Beverage Co.	4.200%	7/15/46	375	292
Mondelez International Inc.	1.500%	5/4/25	100	93
Mondelez International Inc.	2.625%	3/17/27	200	182
Mondelez International Inc.	2.750%	4/13/30	115	99
Mondelez International Inc.	1.875%	10/15/32	500	380
Mondelez International Inc.	2.625%	9/4/50	250	158
PepsiCo Inc.	3.600%	3/1/24	700	692
PepsiCo Inc.	2.250%	3/19/25	265	252
PepsiCo Inc.	2.750%	4/30/25	200	192
PepsiCo Inc.	3.500%	7/17/25	452	441
PepsiCo Inc.	2.375%	10/6/26	225	210
PepsiCo Inc.	2.625%	3/19/27	100	93
PepsiCo Inc.	3.000%	10/15/27	325	305
PepsiCo Inc.	2.625%	7/29/29	200	177
PepsiCo Inc.	2.750%	3/19/30	345	305
PepsiCo Inc.	1.625%	5/1/30	200	163
PepsiCo Inc.	1.400%	2/25/31	200	157
PepsiCo Inc.	3.500%	3/19/40	175	145
PepsiCo Inc.	2.625%	10/21/41	200	148
PepsiCo Inc.	3.600%	8/13/42	100	83
PepsiCo Inc.	4.450%	4/14/46	300	286

30

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PepsiCo Inc.	3.450%	10/6/46	300	241
	PepsiCo Inc.	4.000%	5/2/47	100	87
	PepsiCo Inc.	3.375%	7/29/49	240	190
	PepsiCo Inc.	2.875%	10/15/49	325	234
	PepsiCo Inc.	3.875%	3/19/60	150	130
	Philip Morris International Inc.	2.875%	5/1/24	220	214
	Philip Morris International Inc.	3.250%	11/10/24	250	242
	Philip Morris International Inc.	5.125%	11/15/24	200	200
	Philip Morris International Inc.	3.375%	8/11/25	150	144
	Philip Morris International Inc.	5.000%	11/17/25	200	201
	Philip Morris International Inc.	2.750%	2/25/26	305	286
	Philip Morris International Inc.	5.125%	11/17/27	200	202
	Philip Morris International Inc.	3.125%	3/2/28	100	91
	Philip Morris International Inc.	3.375%	8/15/29	250	225
	Philip Morris International Inc.	5.625%	11/17/29	200	204
	Philip Morris International Inc.	2.100%	5/1/30	150	121
	Philip Morris International Inc.	1.750%	11/1/30	500	391
	Philip Morris International Inc.	5.750%	11/17/32	700	716
	Philip Morris International Inc.	6.375%	5/16/38	200	212
	Philip Morris International Inc.	4.375%	11/15/41	500	412
	Philip Morris International Inc.	4.500%	3/20/42	125	105
	Philip Morris International Inc.	3.875%	8/21/42	25	19
[5]	Pilgrim's Pride Corp.	3.500%	3/1/32	500	391
	Procter & Gamble Co.	0.550%	10/29/25	300	269
	Procter & Gamble Co.	2.800%	3/25/27	500	469
	Procter & Gamble Co.	3.000%	3/25/30	500	456
	Procter & Gamble Co.	1.200%	10/29/30	300	236
	Procter & Gamble Co.	5.550%	3/5/37	150	162
	Procter & Gamble Co.	3.550%	3/25/40	188	162
	Procter & Gamble Co.	3.500%	10/25/47	169	138
	Reynolds American Inc.	4.450%	6/12/25	525	514
	Reynolds American Inc.	5.700%	8/15/35	175	158
	Reynolds American Inc.	7.250%	6/15/37	100	102
	Reynolds American Inc.	6.150%	9/15/43	75	67
	Reynolds American Inc.	5.850%	8/15/45	450	384
	Sysco Corp.	3.750%	10/1/25	75	73
	Sysco Corp.	3.300%	7/15/26	250	236
	Sysco Corp.	3.250%	7/15/27	175	162
	Sysco Corp.	2.400%	2/15/30	100	83
	Sysco Corp.	5.950%	4/1/30	166	172
	Sysco Corp.	6.600%	4/1/40	175	186
	Sysco Corp.	4.500%	4/1/46	200	167
	Sysco Corp.	4.450%	3/15/48	100	82
	Sysco Corp.	6.600%	4/1/50	250	272
	Sysco Corp.	3.150%	12/14/51	250	166
	Target Corp.	3.500%	7/1/24	325	319
	Target Corp.	2.250%	4/15/25	200	190
	Target Corp.	2.500%	4/15/26	175	164
	Target Corp.	1.950%	1/15/27	100	91
	Target Corp.	3.375%	4/15/29	200	186
	Target Corp.	2.650%	9/15/30	250	214
	Target Corp.	4.500%	9/15/32	200	194
	Target Corp.	6.500%	10/15/37	103	114
	Target Corp.	7.000%	1/15/38	125	146
	Target Corp.	3.900%	11/15/47	300	247
	Target Corp.	2.950%	1/15/52	200	138
	Tyson Foods Inc.	3.950%	8/15/24	600	590
	Tyson Foods Inc.	4.000%	3/1/26	100	97
	Tyson Foods Inc.	3.550%	6/2/27	275	257
	Tyson Foods Inc.	4.350%	3/1/29	280	267
	Tyson Foods Inc.	4.875%	8/15/34	100	96
	Tyson Foods Inc.	5.150%	8/15/44	200	186
	Tyson Foods Inc.	5.100%	9/28/48	275	255
	Unilever Capital Corp.	3.250%	3/7/24	250	246
	Unilever Capital Corp.	2.600%	5/5/24	450	437
	Unilever Capital Corp.	3.375%	3/22/25	100	97
	Unilever Capital Corp.	3.100%	7/30/25	225	216
	Unilever Capital Corp.	2.000%	7/28/26	125	114
	Unilever Capital Corp.	1.375%	9/14/30	300	234
	Unilever Capital Corp.	1.750%	8/12/31	500	395
	Unilever Capital Corp.	5.900%	11/15/32	200	216
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Walgreens Boots Alliance Inc.	3.800%	11/18/24	375	366
Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	309
Walgreens Boots Alliance Inc.	4.800%	11/18/44	275	230
Walmart Inc.	3.300%	4/22/24	250	245
Walmart Inc.	2.850%	7/8/24	275	267
Walmart Inc.	2.650%	12/15/24	200	192
Walmart Inc.	3.550%	6/26/25	309	302
Walmart Inc.	3.900%	9/9/25	225	222
Walmart Inc.	3.050%	7/8/26	250	240
Walmart Inc.	1.050%	9/17/26	100	88
Walmart Inc.	3.700%	6/26/28	450	435
Walmart Inc.	3.250%	7/8/29	300	280
Walmart Inc.	2.375%	9/24/29	175	153
Walmart Inc.	1.800%	9/22/31	100	82
Walmart Inc.	4.150%	9/9/32	250	244
Walmart Inc.	5.250%	9/1/35	192	202
Walmart Inc.	6.200%	4/15/38	315	357
Walmart Inc.	3.950%	6/28/38	275	252
Walmart Inc.	5.000%	10/25/40	100	101
Walmart Inc.	4.000%	4/11/43	274	243
Walmart Inc.	3.625%	12/15/47	265	218
Walmart Inc.	4.050%	6/29/48	375	335
Walmart Inc.	2.650%	9/22/51	200	137
Walmart Inc.	4.500%	9/9/52	200	191
				71,918
Energy (1.9%)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	5.125%	9/15/40	175	163
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	2.061%	12/15/26	200	179
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	200	185
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.138%	11/7/29	250	221
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	275	216
Boardwalk Pipelines LP	4.950%	12/15/24	150	148
Boardwalk Pipelines LP	5.950%	6/1/26	200	203
Boardwalk Pipelines LP	4.450%	7/15/27	100	95
BP Capital Markets America Inc.	3.410%	2/11/26	100	96
BP Capital Markets America Inc.	3.119%	5/4/26	550	522
BP Capital Markets America Inc.	3.017%	1/16/27	400	373
BP Capital Markets America Inc.	4.234%	11/6/28	225	218
BP Capital Markets America Inc.	3.633%	4/6/30	350	321
BP Capital Markets America Inc.	2.721%	1/12/32	200	167
BP Capital Markets America Inc.	3.060%	6/17/41	300	224
BP Capital Markets America Inc.	3.000%	2/24/50	450	305
BP Capital Markets America Inc.	2.772%	11/10/50	300	192
BP Capital Markets America Inc.	2.939%	6/4/51	500	330
BP Capital Markets America Inc.	3.001%	3/17/52	300	200
BP Capital Markets America Inc.	3.379%	2/8/61	400	277
BP Capital Markets plc	3.279%	9/19/27	200	188
Burlington Resources LLC	7.400%	12/1/31	175	201
Canadian Natural Resources Ltd.	3.850%	6/1/27	500	472
Canadian Natural Resources Ltd.	2.950%	7/15/30	100	84
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	127
Canadian Natural Resources Ltd.	5.850%	2/1/35	100	96
Canadian Natural Resources Ltd.	6.500%	2/15/37	150	149
Canadian Natural Resources Ltd.	6.250%	3/15/38	300	298
Canadian Natural Resources Ltd.	4.950%	6/1/47	140	123
Cenovus Energy Inc.	4.250%	4/15/27	100	96
Cenovus Energy Inc.	2.650%	1/15/32	100	80
Cenovus Energy Inc.	5.250%	6/15/37	200	183
Cenovus Energy Inc.	6.800%	9/15/37	50	51
Cenovus Energy Inc.	6.750%	11/15/39	134	139
Cenovus Energy Inc.	5.400%	6/15/47	200	181
Cenovus Energy Inc.	3.750%	2/15/52	150	106
Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	200	204
Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	225	226

31

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	525	520
Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	300	272
Cheniere Corpus Christi Holdings LLC	2.742%	12/31/39	100	78
Cheniere Energy Partners LP	4.500%	10/1/29	275	248
Cheniere Energy Partners LP	4.000%	3/1/31	346	296
Cheniere Energy Partners LP	3.250%	1/31/32	300	239
Chevron Corp.	1.554%	5/11/25	300	279
Chevron Corp.	2.236%	5/11/30	500	428
Chevron USA Inc.	1.018%	8/12/27	500	429
Chevron USA Inc.	3.850%	1/15/28	100	97
Chevron USA Inc.	3.250%	10/15/29	200	183
Chevron USA Inc.	5.250%	11/15/43	175	175
Chevron USA Inc.	2.343%	8/12/50	200	125
CNOOC Finance 2013 Ltd.	4.250%	5/9/43	400	321
CNOOC Finance 2013 Ltd.	3.300%	9/30/49	200	132
CNOOC Finance 2015 USA LLC	4.375%	5/2/28	200	196
CNOOC Petroleum North America ULC	5.875%	3/10/35	200	198
CNOOC Petroleum North America ULC	6.400%	5/15/37	225	231
Columbia Pipeline Group Inc.	4.500%	6/1/25	300	296
Columbia Pipeline Group Inc.	5.800%	6/1/45	100	97
ConocoPhillips	4.300%	8/15/28	50	48
ConocoPhillips	2.400%	2/15/31	300	244
ConocoPhillips	5.900%	10/15/32	100	107
ConocoPhillips	5.900%	5/15/38	450	475
ConocoPhillips	6.500%	2/1/39	100	112
ConocoPhillips	4.875%	10/1/47	100	92
ConocoPhillips Co.	6.950%	4/15/29	262	290
ConocoPhillips Co.	3.758%	3/15/42	88	74
ConocoPhillips Co.	4.300%	11/15/44	275	238
ConocoPhillips Co.	4.025%	3/15/62	300	239
Continental Resources Inc.	4.375%	1/15/28	200	182
Continental Resources Inc.	4.900%	6/1/44	50	37
Coterra Energy Inc.	3.900%	5/15/27	200	187
DCP Midstream Operating LP	5.625%	7/15/27	75	75
DCP Midstream Operating LP	3.250%	2/15/32	181	149
Devon Energy Corp.	5.250%	9/15/24	200	200
Devon Energy Corp.	5.850%	12/15/25	100	102
Devon Energy Corp.	5.250%	10/15/27	100	99
Devon Energy Corp.	5.875%	6/15/28	130	131
Devon Energy Corp.	4.500%	1/15/30	130	121
Devon Energy Corp.	7.875%	9/30/31	160	182
Devon Energy Corp.	7.950%	4/15/32	163	186
Devon Energy Corp.	5.000%	6/15/45	150	129
Diamondback Energy Inc.	3.250%	12/1/26	100	93
Diamondback Energy Inc.	3.500%	12/1/29	200	175
Diamondback Energy Inc.	3.125%	3/24/31	200	166
Diamondback Energy Inc.	4.400%	3/24/51	200	153
Diamondback Energy Inc.	4.250%	3/15/52	200	148
Diamondback Energy Inc.	6.250%	3/15/53	200	194
Eastern Gas Transmission & Storage Inc.	3.600%	12/15/24	66	64
Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	100	87
Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	200	164
Enable Midstream Partners LP	3.900%	5/15/24	150	146
Enable Midstream Partners LP	4.400%	3/15/27	150	143
Enable Midstream Partners LP	4.950%	5/15/28	200	192
Enable Midstream Partners LP	5.000%	5/15/44	100	82
Enbridge Energy Partners LP	5.875%	10/15/25	150	152
Enbridge Energy Partners LP	7.500%	4/15/38	150	165
Enbridge Energy Partners LP	5.500%	9/15/40	125	117
Enbridge Energy Partners LP	7.375%	10/15/45	125	140
Enbridge Inc.	2.500%	1/15/25	100	95
Enbridge Inc.	1.600%	10/4/26	200	175
Enbridge Inc.	3.700%	7/15/27	150	141
Enbridge Inc.	3.125%	11/15/29	200	174
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Enbridge Inc.	2.500%	8/1/33	200	154
	Enbridge Inc.	4.500%	6/10/44	100	83
	Enbridge Inc.	4.000%	11/15/49	100	76
	Enbridge Inc.	3.400%	8/1/51	400	273
	Energy Transfer LP	4.050%	3/15/25	700	678
	Energy Transfer LP	4.750%	1/15/26	500	488
	Energy Transfer LP	5.500%	6/1/27	300	298
	Energy Transfer LP	5.550%	2/15/28	200	198
	Energy Transfer LP	5.250%	4/15/29	425	412
	Energy Transfer LP	3.750%	5/15/30	450	397
	Energy Transfer LP	5.750%	2/15/33	200	196
	Energy Transfer LP	4.950%	1/15/43	175	141
	Energy Transfer LP	5.300%	4/1/44	300	254
	Energy Transfer LP	5.300%	4/15/47	200	167
	Energy Transfer LP	5.400%	10/1/47	275	234
	Energy Transfer Operating LP	6.625%	10/15/36	150	151
	Energy Transfer Operating LP	5.800%	6/15/38	150	138
	Energy Transfer Operating LP	6.050%	6/1/41	100	95
	Energy Transfer Operating LP	6.500%	2/1/42	275	272
	Energy Transfer Operating LP	6.125%	12/15/45	200	185
	Energy Transfer Operating LP	6.000%	6/15/48	300	271
	Energy Transfer Operating LP	6.250%	4/15/49	320	299
	Energy Transfer Operating LP	5.000%	5/15/50	500	404
	Enterprise Products Operating LLC	3.900%	2/15/24	175	172
	Enterprise Products Operating LLC	3.750%	2/15/25	150	146
	Enterprise Products Operating LLC	3.700%	2/15/26	150	145
	Enterprise Products Operating LLC	3.950%	2/15/27	100	96
	Enterprise Products Operating LLC	3.125%	7/31/29	200	176
	Enterprise Products Operating LLC	2.800%	1/31/30	300	256
	Enterprise Products Operating LLC	6.875%	3/1/33	175	191
	Enterprise Products Operating LLC	7.550%	4/15/38	150	168
	Enterprise Products Operating LLC	6.125%	10/15/39	300	308
	Enterprise Products Operating LLC	5.950%	2/1/41	175	175
	Enterprise Products Operating LLC	4.450%	2/15/43	300	252
	Enterprise Products Operating LLC	4.850%	3/15/44	520	457
	Enterprise Products Operating LLC	4.900%	5/15/46	425	372
	Enterprise Products Operating LLC	4.250%	2/15/48	300	242
	Enterprise Products Operating LLC	4.200%	1/31/50	350	276
	Enterprise Products Operating LLC	3.200%	2/15/52	300	198
	Enterprise Products Operating LLC	3.300%	2/15/53	200	134
	Enterprise Products Operating LLC	3.950%	1/31/60	200	145
	Enterprise Products Operating LLC	5.250%	8/16/77	100	82
	Enterprise Products Operating LLC	5.375%	2/15/78	200	154
	EOG Resources Inc.	4.150%	1/15/26	150	147
	EOG Resources Inc.	4.375%	4/15/30	200	194
	EOG Resources Inc.	4.950%	4/15/50	200	191
	EQT Corp.	6.125%	2/1/25	100	100
	EQT Corp.	5.678%	10/1/25	200	200
[5]	EQT Corp.	3.125%	5/15/26	150	138
	EQT Corp.	3.900%	10/1/27	100	92
	EQT Corp.	5.700%	4/1/28	200	199
	EQT Corp.	5.000%	1/15/29	200	188
	EQT Corp.	7.000%	2/1/30	200	207
	Equinor ASA	2.650%	1/15/24	375	366
	Equinor ASA	3.700%	3/1/24	150	148
	Equinor ASA	3.250%	11/10/24	150	146
	Equinor ASA	1.750%	1/22/26	479	438
	Equinor ASA	7.250%	9/23/27	250	277
	Equinor ASA	3.625%	9/10/28	175	166
	Equinor ASA	2.375%	5/22/30	400	341
	Equinor ASA	5.100%	8/17/40	125	123
	Equinor ASA	4.250%	11/23/41	175	154
	Equinor ASA	3.950%	5/15/43	125	105
	Equinor ASA	4.800%	11/8/43	175	164
	Equinor ASA	3.250%	11/18/49	225	164
	Equinor ASA	3.700%	4/6/50	405	323
	Exxon Mobil Corp.	2.992%	3/19/25	950	916
	Exxon Mobil Corp.	3.043%	3/1/26	300	286
	Exxon Mobil Corp.	2.275%	8/16/26	600	556
	Exxon Mobil Corp.	2.440%	8/16/29	250	219
	Exxon Mobil Corp.	3.482%	3/19/30	375	349

32

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Exxon Mobil Corp.	2.610%	10/15/30	650	567
Exxon Mobil Corp.	2.995%	8/16/39	300	231
Exxon Mobil Corp.	4.227%	3/19/40	400	360
Exxon Mobil Corp.	3.567%	3/6/45	235	185
Exxon Mobil Corp.	4.114%	3/1/46	200	171
Exxon Mobil Corp.	4.327%	3/19/50	825	730
Exxon Mobil Corp.	3.452%	4/15/51	600	455
Halliburton Co.	3.800%	11/15/25	8	8
Halliburton Co.	2.920%	3/1/30	200	172
Halliburton Co.	6.700%	9/15/38	345	366
Halliburton Co.	4.500%	11/15/41	100	83
Halliburton Co.	5.000%	11/15/45	500	443
Helmerich & Payne Inc.	2.900%	9/29/31	100	81
Hess Corp.	3.500%	7/15/24	100	97
Hess Corp.	4.300%	4/1/27	250	239
Hess Corp.	7.125%	3/15/33	100	108
Hess Corp.	5.600%	2/15/41	450	426
HF Sinclair Corp.	5.875%	4/1/26	200	201
Kinder Morgan Energy Partners LP	4.300%	5/1/24	500	494
Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	49
Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	253
Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	53
Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	204
Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	251
Kinder Morgan Energy Partners LP	5.625%	9/1/41	50	46
Kinder Morgan Energy Partners LP	4.700%	11/1/42	475	393
Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	64
Kinder Morgan Inc.	4.300%	6/1/25	300	295
Kinder Morgan Inc.	1.750%	11/15/26	200	176
Kinder Morgan Inc.	4.300%	3/1/28	200	192
Kinder Morgan Inc.	7.800%	8/1/31	290	323
Kinder Morgan Inc.	7.750%	1/15/32	265	298
Kinder Morgan Inc.	5.300%	12/1/34	175	164
Kinder Morgan Inc.	5.550%	6/1/45	200	183
Kinder Morgan Inc.	5.050%	2/15/46	350	298
Kinder Morgan Inc.	3.600%	2/15/51	200	138
Magellan Midstream Partners LP	3.250%	6/1/30	200	174
Magellan Midstream Partners LP	5.150%	10/15/43	125	109
Magellan Midstream Partners LP	4.250%	9/15/46	200	151
Magellan Midstream Partners LP	4.200%	10/3/47	150	113
Magellan Midstream Partners LP	4.850%	2/1/49	100	83
Marathon Oil Corp.	4.400%	7/15/27	200	191
Marathon Oil Corp.	6.800%	3/15/32	400	412
Marathon Petroleum Corp.	4.700%	5/1/25	300	296
Marathon Petroleum Corp.	5.125%	12/15/26	200	199
Marathon Petroleum Corp.	6.500%	3/1/41	300	310
Marathon Petroleum Corp.	4.500%	4/1/48	260	207
MPLX LP	4.875%	12/1/24	400	396
MPLX LP	4.875%	6/1/25	283	280
MPLX LP	4.125%	3/1/27	300	284
MPLX LP	4.250%	12/1/27	400	378
MPLX LP	4.000%	3/15/28	400	373
MPLX LP	2.650%	8/15/30	500	406
MPLX LP	4.950%	9/1/32	149	140
MPLX LP	4.500%	4/15/38	400	336
MPLX LP	5.500%	2/15/49	455	402
Newfield Exploration Co.	5.375%	1/1/26	100	99
NOV Inc.	3.600%	12/1/29	200	176
NOV Inc.	3.950%	12/1/42	125	87
ONEOK Inc.	2.750%	9/1/24	100	96
ONEOK Inc.	2.200%	9/15/25	425	390
ONEOK Inc.	4.550%	7/15/28	200	189
ONEOK Inc.	4.350%	3/15/29	100	93
ONEOK Inc.	3.400%	9/1/29	245	212
ONEOK Inc.	3.100%	3/15/30	200	168
ONEOK Inc.	4.950%	7/13/47	200	162
ONEOK Inc.	4.450%	9/1/49	150	112
ONEOK Inc.	4.500%	3/15/50	100	75
ONEOK Inc.	7.150%	1/15/51	250	255
ONEOK Partners LP	6.650%	10/1/36	300	301
ONEOK Partners LP	6.125%	2/1/41	150	142
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Ovintiv Inc.	7.375%	11/1/31	50	54
	Ovintiv Inc.	6.500%	8/15/34	150	152
	Ovintiv Inc.	6.625%	8/15/37	200	201
	Ovintiv Inc.	6.500%	2/1/38	100	99
[2]	Petroleos Mexicanos	2.378%	4/15/25	13	12
	Phillips 66	3.850%	4/9/25	300	292
	Phillips 66	2.150%	12/15/30	100	80
	Phillips 66	4.650%	11/15/34	300	280
	Phillips 66	4.875%	11/15/44	500	459
	Phillips 66	3.300%	3/15/52	200	139
[5]	Phillips 66 Co.	2.450%	12/15/24	50	47
[5]	Phillips 66 Co.	3.605%	2/15/25	250	242
[5]	Phillips 66 Co.	3.750%	3/1/28	50	46
[5]	Phillips 66 Co.	3.150%	12/15/29	100	87
[5]	Phillips 66 Co.	4.680%	2/15/45	245	213
	Pioneer Natural Resources Co.	1.900%	8/15/30	300	235
	Pioneer Natural Resources Co.	2.150%	1/15/31	200	159
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	600	581
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	100	96
	Plains All American Pipeline LP / PAA Finance Corp.	3.550%	12/15/29	275	239
	Plains All American Pipeline LP / PAA Finance Corp.	3.800%	9/15/30	200	174
	Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	100	99
	Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	200	151
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	400	400
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	401
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	450	455
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	250	245
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	300	282
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	300	279
	Sabine Pass Liquefaction LLC	5.900%	9/15/37	150	150
	Schlumberger Investment SA	2.650%	6/26/30	300	257
	Shell International Finance BV	3.250%	5/11/25	200	194
	Shell International Finance BV	2.875%	5/10/26	500	471
	Shell International Finance BV	2.500%	9/12/26	900	835
	Shell International Finance BV	3.875%	11/13/28	100	96
	Shell International Finance BV	2.375%	11/7/29	550	476
	Shell International Finance BV	2.750%	4/6/30	200	176
	Shell International Finance BV	4.125%	5/11/35	300	278
	Shell International Finance BV	6.375%	12/15/38	475	524
	Shell International Finance BV	5.500%	3/25/40	175	179
	Shell International Finance BV	2.875%	11/26/41	200	146
	Shell International Finance BV	4.550%	8/12/43	300	271
	Shell International Finance BV	4.375%	5/11/45	430	377
	Shell International Finance BV	4.000%	5/10/46	700	577
	Shell International Finance BV	3.125%	11/7/49	500	353
	Shell International Finance BV	3.000%	11/26/51	200	136
	Spectra Energy Partners LP	4.750%	3/15/24	500	497
	Spectra Energy Partners LP	3.500%	3/15/25	138	133
	Spectra Energy Partners LP	3.375%	10/15/26	205	191
	Spectra Energy Partners LP	4.500%	3/15/45	325	267
	Suncor Energy Inc.	5.950%	12/1/34	125	124
	Suncor Energy Inc.	6.800%	5/15/38	225	236
	Suncor Energy Inc.	6.500%	6/15/38	300	308
	Suncor Energy Inc.	4.000%	11/15/47	100	76
	Suncor Energy Inc.	3.750%	3/4/51	200	145
	Targa Resources Corp.	4.200%	2/1/33	200	172
	Targa Resources Corp.	4.950%	4/15/52	200	159
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	100	101
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.000%	1/15/28	100	96
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	100	101

33

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.500%	3/1/30	200	188
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.875%	2/1/31	200	181
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.000%	1/15/32	200	168
TC PipeLines LP	3.900%	5/25/27	50	47
Total Capital International SA	3.461%	7/12/49	200	150
Total Capital International SA	3.127%	5/29/50	100	71
Total Capital International SA	3.386%	6/29/60	200	141
TotalEnergies Capital International SA	3.700%	1/15/24	525	518
TotalEnergies Capital International SA	2.434%	1/10/25	175	167
TotalEnergies Capital International SA	2.829%	1/10/30	300	265
TransCanada PipeLines Ltd.	1.000%	10/12/24	200	185
TransCanada PipeLines Ltd.	4.250%	5/15/28	250	237
TransCanada PipeLines Ltd.	4.100%	4/15/30	400	367
TransCanada PipeLines Ltd.	2.500%	10/12/31	200	159
TransCanada PipeLines Ltd.	4.625%	3/1/34	400	365
TransCanada PipeLines Ltd.	5.600%	3/31/34	150	148
TransCanada PipeLines Ltd.	5.850%	3/15/36	300	296
TransCanada PipeLines Ltd.	4.750%	5/15/38	300	267
TransCanada PipeLines Ltd.	6.100%	6/1/40	200	201
TransCanada PipeLines Ltd.	4.875%	5/15/48	300	263
Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	100	94
Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	200	174
Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	100	83
Valero Energy Corp.	4.350%	6/1/28	137	132
Valero Energy Corp.	7.500%	4/15/32	400	450
Valero Energy Corp.	6.625%	6/15/37	300	321
Valero Energy Corp.	4.900%	3/15/45	150	134
Valero Energy Corp.	3.650%	12/1/51	100	71
Valero Energy Partners LP	4.500%	3/15/28	75	73
Williams Companies Inc.	4.650%	8/15/32	200	187
Williams Companies Inc.	5.300%	8/15/52	200	180
Williams Cos. Inc.	4.550%	6/24/24	400	396
Williams Cos. Inc.	3.900%	1/15/25	681	664
Williams Cos. Inc.	3.750%	6/15/27	300	283
Williams Cos. Inc.	3.500%	11/15/30	300	263
Williams Cos. Inc.	2.600%	3/15/31	200	162
Williams Cos. Inc.	6.300%	4/15/40	100	102
Williams Cos. Inc.	5.800%	11/15/43	100	95
Williams Cos. Inc.	5.400%	3/4/44	400	365
Williams Cos. Inc.	5.750%	6/24/44	100	95
Williams Cos. Inc.	5.100%	9/15/45	200	175
Williams Cos. Inc.	4.850%	3/1/48	150	128
Williams Cos. Inc.	3.500%	10/15/51	200	137
				76,093
Financials (7.9%)
ACE Capital Trust II	9.700%	4/1/30	50	62
Aegon NV	5.500%	4/11/48	200	180
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.650%	10/29/24	500	462
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	250	254
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	125	120
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.450%	10/29/26	750	656
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	300	272
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/15/27	500	465
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	300	271
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/28	750	629
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/30/32	750	586
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.400%	10/29/33	500	380
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.850%	10/29/41	300	212
Affiliated Managers Group Inc.	4.250%	2/15/24	100	99
Affiliated Managers Group Inc.	3.500%	8/1/25	125	120
Affiliated Managers Group Inc.	3.300%	6/15/30	300	250
Aflac Inc.	2.875%	10/15/26	75	70
Aflac Inc.	3.600%	4/1/30	225	204
Aflac Inc.	4.000%	10/15/46	50	38
Aflac Inc.	4.750%	1/15/49	235	210
Air Lease Corp.	4.250%	2/1/24	200	197
Air Lease Corp.	4.250%	9/15/24	75	73
Air Lease Corp.	2.300%	2/1/25	200	186
Air Lease Corp.	3.250%	3/1/25	150	142
Air Lease Corp.	3.375%	7/1/25	250	236
Air Lease Corp.	2.200%	1/15/27	200	175
Air Lease Corp.	3.625%	4/1/27	75	68
Air Lease Corp.	3.625%	12/1/27	200	181
Air Lease Corp.	2.100%	9/1/28	500	408
Air Lease Corp.	4.625%	10/1/28	100	94
Air Lease Corp.	3.250%	10/1/29	100	85
Air Lease Corp.	3.000%	2/1/30	225	188
Air Lease Corp.	3.125%	12/1/30	750	621
Air Lease Corp.	2.875%	1/15/32	200	160
Aircastle Ltd.	4.125%	5/1/24	400	387
Aircastle Ltd.	4.250%	6/15/26	100	94
Alleghany Corp.	3.625%	5/15/30	100	93
Alleghany Corp.	4.900%	9/15/44	100	92
Alleghany Corp.	3.250%	8/15/51	250	177
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	75	72
Allstate Corp.	1.450%	12/15/30	500	381
Allstate Corp.	5.550%	5/9/35	75	77
Allstate Corp.	4.500%	6/15/43	125	111
Allstate Corp.	4.200%	12/15/46	200	166
Allstate Corp.	3.850%	8/10/49	100	78
Allstate Corp.	6.500%	5/15/67	100	97
Ally Financial Inc.	1.450%	10/2/23	511	495
Ally Financial Inc.	3.875%	5/21/24	150	146
Ally Financial Inc.	5.125%	9/30/24	135	134
Ally Financial Inc.	2.200%	11/2/28	450	352
Ally Financial Inc.	8.000%	11/1/31	400	413
American Express Co.	3.400%	2/22/24	225	221
American Express Co.	3.000%	10/30/24	200	194
American Express Co.	3.625%	12/5/24	241	235
American Express Co.	2.250%	3/4/25	200	189
American Express Co.	4.200%	11/6/25	150	148
American Express Co.	3.125%	5/20/26	250	236
American Express Co.	1.650%	11/4/26	525	465
American Express Co.	2.550%	3/4/27	200	182
American Express Co.	3.300%	5/3/27	350	327
American Express Co.	4.050%	12/3/42	67	58
American Financial Group Inc.	5.250%	4/2/30	150	147
American Financial Group Inc.	4.500%	6/15/47	110	88
American International Group Inc.	4.125%	2/15/24	42	42
American International Group Inc.	3.900%	4/1/26	450	435
American International Group Inc.	4.200%	4/1/28	120	114
American International Group Inc.	4.250%	3/15/29	30	28
American International Group Inc.	3.400%	6/30/30	120	106
American International Group Inc.	3.875%	1/15/35	100	87
American International Group Inc.	4.700%	7/10/35	45	40
American International Group Inc.	6.250%	5/1/36	475	501
American International Group Inc.	4.500%	7/16/44	350	303
American International Group Inc.	4.750%	4/1/48	200	179
American International Group Inc.	5.750%	4/1/48	125	119
Ameriprise Financial Inc.	3.700%	10/15/24	187	182
Ameriprise Financial Inc.	3.000%	4/2/25	20	19

34

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Ameriprise Financial Inc.	2.875%	9/15/26	100	93
Aon Corp.	8.205%	1/1/27	25	26
Aon Corp.	4.500%	12/15/28	100	96
Aon Corp.	3.750%	5/2/29	90	83
Aon Corp.	2.800%	5/15/30	405	346
Aon Corp.	6.250%	9/30/40	100	102
Aon plc	3.500%	6/14/24	250	244
Aon plc	3.875%	12/15/25	125	122
Aon plc	4.600%	6/14/44	175	149
Aon plc	4.750%	5/15/45	100	86
Arch Capital Finance LLC	4.011%	12/15/26	100	96
Arch Capital Finance LLC	5.031%	12/15/46	100	86
Arch Capital Group Ltd.	7.350%	5/1/34	50	55
Arch Capital Group Ltd.	3.635%	6/30/50	200	140
Arch Capital Group US Inc.	5.144%	11/1/43	50	45
Ares Capital Corp.	4.200%	6/10/24	200	193
Ares Capital Corp.	4.250%	3/1/25	105	100
Ares Capital Corp.	3.250%	7/15/25	115	106
Ares Capital Corp.	2.150%	7/15/26	500	424
Ares Capital Corp.	2.875%	6/15/27	224	190
Assurant Inc.	4.200%	9/27/23	74	73
Assurant Inc.	4.900%	3/27/28	100	96
Assurant Inc.	6.750%	2/15/34	9	9
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	49	49
Athene Holding Ltd.	4.125%	1/12/28	200	184
Athene Holding Ltd.	6.150%	4/3/30	210	212
Athene Holding Ltd.	3.500%	1/15/31	500	412
Athene Holding Ltd.	3.950%	5/25/51	200	136
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	250	243
Australia & New Zealand Banking Group Ltd.	5.088%	12/8/25	250	251
AXA SA	8.600%	12/15/30	112	135
AXIS Specialty Finance LLC	3.900%	7/15/29	50	44
AXIS Specialty Finance LLC	4.900%	1/15/40	50	41
AXIS Specialty Finance plc	4.000%	12/6/27	550	510
Banco Santander SA	5.147%	8/18/25	200	198
Banco Santander SA	5.179%	11/19/25	250	247
Banco Santander SA	1.849%	3/25/26	1,000	888
Banco Santander SA	4.250%	4/11/27	600	572
Banco Santander SA	5.294%	8/18/27	200	195
Banco Santander SA	3.800%	2/23/28	200	182
Banco Santander SA	4.379%	4/12/28	200	188
Banco Santander SA	2.958%	3/25/31	600	481
Bank of America Corp.	1.843%	2/4/25	675	647
Bank of America Corp.	0.976%	4/22/25	500	469
Bank of America Corp.	3.093%	10/1/25	350	335
Bank of America Corp.	2.456%	10/22/25	300	283
Bank of America Corp.	1.530%	12/6/25	1,225	1,130
Bank of America Corp.	3.366%	1/23/26	300	286
Bank of America Corp.	2.015%	2/13/26	1,000	927
Bank of America Corp.	4.450%	3/3/26	475	465
Bank of America Corp.	3.384%	4/2/26	582	556
Bank of America Corp.	3.500%	4/19/26	320	306
Bank of America Corp.	1.319%	6/19/26	500	450
Bank of America Corp.	4.250%	10/22/26	725	701
Bank of America Corp.	1.197%	10/24/26	500	445
Bank of America Corp.	3.559%	4/23/27	750	703
Bank of America Corp.	1.734%	7/22/27	500	438
Bank of America Corp.	3.248%	10/21/27	750	693
Bank of America Corp.	4.183%	11/25/27	560	532
Bank of America Corp.	3.824%	1/20/28	1,248	1,165
Bank of America Corp.	2.551%	2/4/28	675	599
Bank of America Corp.	3.705%	4/24/28	350	324
Bank of America Corp.	3.593%	7/21/28	800	737
Bank of America Corp.	6.204%	11/10/28	350	360
Bank of America Corp.	3.419%	12/20/28	1,334	1,210
Bank of America Corp.	3.970%	3/5/29	225	208
Bank of America Corp.	2.087%	6/14/29	1,500	1,262
Bank of America Corp.	4.271%	7/23/29	575	537
Bank of America Corp.	3.974%	2/7/30	150	136
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Bank of America Corp.	3.194%	7/23/30	1,125	968
Bank of America Corp.	2.884%	10/22/30	300	252
Bank of America Corp.	2.496%	2/13/31	750	609
Bank of America Corp.	2.592%	4/29/31	2,000	1,632
Bank of America Corp.	2.687%	4/22/32	500	400
Bank of America Corp.	2.572%	10/20/32	1,500	1,177
Bank of America Corp.	2.972%	2/4/33	925	746
Bank of America Corp.	5.015%	7/22/33	500	474
Bank of America Corp.	6.110%	1/29/37	335	341
Bank of America Corp.	3.846%	3/8/37	570	471
Bank of America Corp.	4.244%	4/24/38	300	257
Bank of America Corp.	7.750%	5/14/38	240	280
Bank of America Corp.	4.078%	4/23/40	550	457
Bank of America Corp.	2.676%	6/19/41	1,000	676
Bank of America Corp.	5.875%	2/7/42	300	303
Bank of America Corp.	3.311%	4/22/42	670	493
Bank of America Corp.	5.000%	1/21/44	615	565
Bank of America Corp.	4.875%	4/1/44	300	271
Bank of America Corp.	4.750%	4/21/45	100	86
Bank of America Corp.	4.443%	1/20/48	100	85
Bank of America Corp.	4.330%	3/15/50	250	206
Bank of America Corp.	4.083%	3/20/51	1,500	1,185
Bank of America Corp.	2.831%	10/24/51	500	310
Bank of America Corp.	3.483%	3/13/52	500	356
Bank of America Corp.	2.972%	7/21/52	400	252
Bank of America NA	6.000%	10/15/36	250	256
Bank of Montreal	3.300%	2/5/24	300	294
Bank of Montreal	2.150%	3/8/24	200	193
Bank of Montreal	2.500%	6/28/24	200	193
Bank of Montreal	0.625%	7/9/24	200	187
Bank of Montreal	1.500%	1/10/25	200	187
Bank of Montreal	1.850%	5/1/25	457	427
Bank of Montreal	3.700%	6/7/25	200	194
Bank of Montreal	2.650%	3/8/27	200	183
Bank of Montreal	4.338%	10/5/28	100	98
Bank of Montreal	3.803%	12/15/32	500	441
Bank of New York Mellon Corp.	3.250%	9/11/24	150	146
Bank of New York Mellon Corp.	2.100%	10/24/24	225	215
Bank of New York Mellon Corp.	3.000%	2/24/25	547	527
Bank of New York Mellon Corp.	5.224%	11/21/25	250	250
Bank of New York Mellon Corp.	2.800%	5/4/26	576	540
Bank of New York Mellon Corp.	2.450%	8/17/26	408	375
Bank of New York Mellon Corp.	2.050%	1/26/27	120	108
Bank of New York Mellon Corp.	3.250%	5/16/27	150	141
Bank of New York Mellon Corp.	3.442%	2/7/28	150	141
Bank of New York Mellon Corp.	5.802%	10/25/28	200	207
Bank of New York Mellon Corp.	3.000%	10/30/28	200	178
Bank of New York Mellon Corp.	3.300%	8/23/29	100	90
Bank of New York Mellon Corp.	2.500%	1/26/32	80	65
Bank of New York Mellon Corp.	5.834%	10/25/33	200	208
Bank of Nova Scotia	3.400%	2/11/24	200	197
Bank of Nova Scotia	5.250%	12/6/24	200	200
Bank of Nova Scotia	1.450%	1/10/25	200	186
Bank of Nova Scotia	2.200%	2/3/25	1,875	1,766
Bank of Nova Scotia	3.450%	4/11/25	200	193
Bank of Nova Scotia	4.500%	12/16/25	300	294
Bank of Nova Scotia	2.700%	8/3/26	100	93
Bank of Nova Scotia	1.300%	9/15/26	500	437
Bank of Nova Scotia	1.950%	2/2/27	200	178
Bank of Nova Scotia	2.450%	2/2/32	200	161
Bank of Nova Scotia	4.588%	5/4/37	200	171
Barclays plc	4.338%	5/16/24	1,000	993
Barclays plc	3.650%	3/16/25	350	336
Barclays plc	3.932%	5/7/25	200	194
Barclays plc	4.375%	1/12/26	300	289
Barclays plc	2.852%	5/7/26	300	279
Barclays plc	5.200%	5/12/26	610	593
Barclays plc	5.304%	8/9/26	500	497
Barclays plc	7.325%	11/2/26	375	389
Barclays plc	4.337%	1/10/28	200	186
Barclays plc	4.836%	5/9/28	400	369

35

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Barclays plc	5.501%	8/9/28	325	316
	Barclays plc	7.385%	11/2/28	375	390
	Barclays plc	4.972%	5/16/29	500	471
	Barclays plc	5.088%	6/20/30	345	318
	Barclays plc	2.645%	6/24/31	400	312
	Barclays plc	5.746%	8/9/33	325	308
	Barclays plc	7.437%	11/2/33	1,125	1,184
	Barclays plc	3.564%	9/23/35	250	192
	Barclays plc	5.250%	8/17/45	250	225
	Barclays plc	4.950%	1/10/47	200	173
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	140	153
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	195	179
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	750	662
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	180	161
	Berkshire Hathaway Finance Corp.	2.850%	10/15/50	725	488
	Berkshire Hathaway Finance Corp.	3.850%	3/15/52	534	431
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	696
	BGC Partners Inc.	3.750%	10/1/24	105	100
	BlackRock Inc.	3.200%	3/15/27	100	95
	BlackRock Inc.	3.250%	4/30/29	90	83
	BlackRock Inc.	2.400%	4/30/30	380	324
	BlackRock Inc.	2.100%	2/25/32	600	482
	Blackstone Private Credit Fund	2.625%	12/15/26	300	248
	Blackstone Private Credit Fund	3.250%	3/15/27	200	169
	Blackstone Secured Lending Fund	2.750%	9/16/26	500	438
[5]	BNP Paribas SA	3.052%	1/13/31	50	41
	BPCE SA	4.000%	4/15/24	325	319
	BPCE SA	3.375%	12/2/26	250	234
	Brighthouse Financial Inc.	4.700%	6/22/47	173	128
	Brookfield Corp.	4.000%	1/15/25	157	153
	Brookfield Finance Inc.	4.000%	4/1/24	175	172
	Brookfield Finance Inc.	4.250%	6/2/26	50	48
	Brookfield Finance Inc.	3.900%	1/25/28	125	115
	Brookfield Finance Inc.	4.850%	3/29/29	150	143
	Brookfield Finance Inc.	4.350%	4/15/30	205	186
	Brookfield Finance Inc.	4.700%	9/20/47	185	148
	Brookfield Finance LLC / Brookfield Finance Inc.	3.450%	4/15/50	125	79
	Brown & Brown Inc.	4.200%	9/15/24	75	74
	Brown & Brown Inc.	4.500%	3/15/29	75	69
	Brown & Brown Inc.	2.375%	3/15/31	500	381
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	200	195
	Canadian Imperial Bank of Commerce	2.250%	1/28/25	120	113
	Canadian Imperial Bank of Commerce	3.300%	4/7/25	200	192
	Canadian Imperial Bank of Commerce	1.250%	6/22/26	275	242
	Canadian Imperial Bank of Commerce	3.450%	4/7/27	200	188
	Canadian Imperial Bank of Commerce	3.600%	4/7/32	200	176
	Capital One Financial Corp.	3.500%	6/15/23	27	27
	Capital One Financial Corp.	3.900%	1/29/24	250	247
	Capital One Financial Corp.	3.750%	4/24/24	450	442
	Capital One Financial Corp.	3.300%	10/30/24	1,013	978
	Capital One Financial Corp.	4.200%	10/29/25	175	169
	Capital One Financial Corp.	2.636%	3/3/26	243	228
	Capital One Financial Corp.	3.750%	7/28/26	500	472
	Capital One Financial Corp.	3.750%	3/9/27	100	95
	Capital One Financial Corp.	3.650%	5/11/27	800	753
	Capital One Financial Corp.	3.800%	1/31/28	300	281
	Capital One Financial Corp.	3.273%	3/1/30	230	197
	Cboe Global Markets Inc.	3.650%	1/12/27	110	105
	Charles Schwab Corp.	3.550%	2/1/24	400	394
	Charles Schwab Corp.	3.625%	4/1/25	384	374
	Charles Schwab Corp.	3.850%	5/21/25	25	24
	Charles Schwab Corp.	0.900%	3/11/26	300	266
	Charles Schwab Corp.	1.150%	5/13/26	500	445
	Charles Schwab Corp.	3.200%	3/2/27	250	235
	Charles Schwab Corp.	2.450%	3/3/27	245	224
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Charles Schwab Corp.	3.300%	4/1/27	125	118
Charles Schwab Corp.	3.200%	1/25/28	100	93
Charles Schwab Corp.	4.000%	2/1/29	125	119
Charles Schwab Corp.	3.250%	5/22/29	100	91
Charles Schwab Corp.	2.750%	10/1/29	50	44
Charles Schwab Corp.	4.625%	3/22/30	50	49
Charles Schwab Corp.	2.300%	5/13/31	500	409
Chubb Corp.	6.000%	5/11/37	125	133
Chubb Corp.	6.500%	5/15/38	95	106
Chubb INA Holdings Inc.	3.350%	5/15/24	100	98
Chubb INA Holdings Inc.	3.150%	3/15/25	250	241
Chubb INA Holdings Inc.	3.350%	5/3/26	355	340
Chubb INA Holdings Inc.	6.700%	5/15/36	200	221
Chubb INA Holdings Inc.	4.150%	3/13/43	100	84
Chubb INA Holdings Inc.	4.350%	11/3/45	350	304
Chubb INA Holdings Inc.	2.850%	12/15/51	100	67
Chubb INA Holdings Inc.	3.050%	12/15/61	200	130
CI Financial Corp.	4.100%	6/15/51	350	208
Cincinnati Financial Corp.	6.920%	5/15/28	100	107
Cincinnati Financial Corp.	6.125%	11/1/34	75	77
Citigroup Inc.	3.500%	5/15/23	675	672
Citigroup Inc.	4.000%	8/5/24	125	123
Citigroup Inc.	3.875%	3/26/25	350	341
Citigroup Inc.	3.352%	4/24/25	1,575	1,527
Citigroup Inc.	0.981%	5/1/25	225	211
Citigroup Inc.	4.140%	5/24/25	275	271
Citigroup Inc.	4.400%	6/10/25	1,716	1,684
Citigroup Inc.	5.500%	9/13/25	75	75
Citigroup Inc.	1.281%	11/3/25	300	276
Citigroup Inc.	3.700%	1/12/26	275	265
Citigroup Inc.	2.014%	1/25/26	300	278
Citigroup Inc.	4.600%	3/9/26	275	271
Citigroup Inc.	5.610%	9/29/26	200	201
Citigroup Inc.	3.200%	10/21/26	1,025	950
Citigroup Inc.	4.300%	11/20/26	75	72
Citigroup Inc.	4.450%	9/29/27	1,230	1,175
Citigroup Inc.	3.887%	1/10/28	475	444
Citigroup Inc.	3.070%	2/24/28	1,000	902
Citigroup Inc.	4.658%	5/24/28	350	338
Citigroup Inc.	3.668%	7/24/28	900	827
Citigroup Inc.	4.125%	7/25/28	100	93
Citigroup Inc.	3.520%	10/27/28	580	528
Citigroup Inc.	3.980%	3/20/30	475	429
Citigroup Inc.	2.976%	11/5/30	300	252
Citigroup Inc.	2.666%	1/29/31	500	410
Citigroup Inc.	4.412%	3/31/31	750	689
Citigroup Inc.	2.572%	6/3/31	500	404
Citigroup Inc.	6.625%	6/15/32	100	105
Citigroup Inc.	2.520%	11/3/32	475	369
Citigroup Inc.	3.057%	1/25/33	230	186
Citigroup Inc.	3.785%	3/17/33	600	515
Citigroup Inc.	4.910%	5/24/33	220	206
Citigroup Inc.	6.270%	11/17/33	500	516
Citigroup Inc.	6.125%	8/25/36	75	75
Citigroup Inc.	3.878%	1/24/39	225	186
Citigroup Inc.	8.125%	7/15/39	562	691
Citigroup Inc.	5.316%	3/26/41	1,000	964
Citigroup Inc.	5.875%	1/30/42	100	101
Citigroup Inc.	5.300%	5/6/44	375	338
Citigroup Inc.	4.650%	7/30/45	200	172
Citigroup Inc.	4.750%	5/18/46	375	310
Citigroup Inc.	4.650%	7/23/48	450	391
Citizens Bank NA/Providence RI	6.064%	10/24/25	250	253
Citizens Financial Group Inc.	2.850%	7/27/26	175	162
Citizens Financial Group Inc.	2.500%	2/6/30	200	161
Citizens Financial Group Inc.	4.300%	2/11/31	357	327
Citizens Financial Group Inc.	2.638%	9/30/32	125	92
CME Group Inc.	2.650%	3/15/32	500	419
CME Group Inc.	5.300%	9/15/43	200	206
CNA Financial Corp.	3.950%	5/15/24	150	147
CNA Financial Corp.	4.500%	3/1/26	125	123

36

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CNA Financial Corp.	3.450%	8/15/27	100	93
	CNA Financial Corp.	3.900%	5/1/29	100	91
	CNO Financial Group Inc.	5.250%	5/30/25	250	248
	Comerica Bank	4.000%	7/27/25	50	48
	Cooperatieve Rabobank UA	0.375%	1/12/24	250	238
	Cooperatieve Rabobank UA	3.875%	8/22/24	250	246
	Cooperatieve Rabobank UA	3.375%	5/21/25	666	646
	Cooperatieve Rabobank UA	3.750%	7/21/26	475	447
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	101
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	239
	Cooperatieve Rabobank UA	5.250%	8/4/45	350	316
[5]	Corebridge Financial Inc.	3.500%	4/4/25	500	479
[5]	Corebridge Financial Inc.	3.850%	4/5/29	185	169
[5]	Corebridge Financial Inc.	3.900%	4/5/32	500	438
[5]	Corebridge Financial Inc.	4.350%	4/5/42	100	82
[5]	Corebridge Financial Inc.	4.400%	4/5/52	215	171
	Credit Suisse AG	4.750%	8/9/24	550	525
	Credit Suisse AG	3.625%	9/9/24	575	537
	Credit Suisse Group AG	3.750%	3/26/25	250	226
	Credit Suisse Group AG	4.550%	4/17/26	456	406
	Credit Suisse Group AG	4.875%	5/15/45	375	258
	Deutsche Bank AG	3.700%	5/30/24	548	532
	Deutsche Bank AG	4.500%	4/1/25	200	190
	Deutsche Bank AG	4.100%	1/13/26	100	96
	Deutsche Bank AG	1.686%	3/19/26	500	449
	Deutsche Bank AG	6.119%	7/14/26	1,150	1,144
	Deutsche Bank AG	2.311%	11/16/27	250	212
	Deutsche Bank AG	4.875%	12/1/32	240	200
	Deutsche Bank AG	3.742%	1/7/33	215	154
	Discover Bank	2.450%	9/12/24	150	143
	Discover Bank	3.450%	7/27/26	309	285
	Discover Bank	4.650%	9/13/28	250	234
	Discover Bank	2.700%	2/6/30	100	80
	Discover Financial Services	3.950%	11/6/24	450	438
	Discover Financial Services	3.750%	3/4/25	183	176
	Discover Financial Services	4.500%	1/30/26	428	415
	Discover Financial Services	4.100%	2/9/27	250	235
	Discover Financial Services	6.700%	11/29/32	250	254
	Eaton Vance Corp.	3.500%	4/6/27	100	93
	Enstar Group Ltd.	4.950%	6/1/29	395	361
	Equitable Holdings Inc.	7.000%	4/1/28	75	80
	Equitable Holdings Inc.	4.350%	4/20/28	279	266
	Equitable Holdings Inc.	5.000%	4/20/48	350	307
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	85
	Everest Reinsurance Holdings Inc.	3.125%	10/15/52	500	311
	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	50	47
	Fairfax Financial Holdings Ltd.	4.625%	4/29/30	100	91
[5]	Fairfax Financial Holdings Ltd.	5.625%	8/16/32	200	188
	Fidelity National Financial Inc.	3.400%	6/15/30	100	84
	Fidelity National Financial Inc.	2.450%	3/15/31	500	379
	Fifth Third Bancorp	4.300%	1/16/24	275	272
	Fifth Third Bancorp	3.650%	1/25/24	150	148
	Fifth Third Bancorp	2.375%	1/28/25	349	331
	Fifth Third Bancorp	2.550%	5/5/27	100	90
	Fifth Third Bancorp	1.707%	11/1/27	200	177
	Fifth Third Bancorp	3.950%	3/14/28	75	72
	Fifth Third Bancorp	4.772%	7/28/30	125	119
	Fifth Third Bancorp	8.250%	3/1/38	200	247
	Fifth Third Bank NA	3.950%	7/28/25	200	197
	Fifth Third Bank NA	3.850%	3/15/26	200	191
	Fifth Third Bank NA	2.250%	2/1/27	250	225
	First American Financial Corp.	4.600%	11/15/24	100	98
	First American Financial Corp.	2.400%	8/15/31	200	146
	First Republic Bank	4.375%	8/1/46	75	57
	First-Citizens Bank & Trust Co.	6.125%	3/9/28	75	77
	Franklin Resources Inc.	2.950%	8/12/51	200	124
	FS KKR Capital Corp.	4.625%	7/15/24	25	24
	FS KKR Capital Corp.	4.125%	2/1/25	100	94
	FS KKR Capital Corp.	3.400%	1/15/26	500	444
	GATX Corp.	3.250%	3/30/25	125	119
	GATX Corp.	3.250%	9/15/26	50	47
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
GATX Corp.	3.850%	3/30/27	175	164
GATX Corp.	3.500%	3/15/28	100	91
GATX Corp.	4.550%	11/7/28	150	142
GATX Corp.	4.700%	4/1/29	75	71
GATX Corp.	4.500%	3/30/45	50	39
GATX Corp.	3.100%	6/1/51	200	120
Globe Life Inc.	4.550%	9/15/28	80	78
Goldman Sachs Capital I	6.345%	2/15/34	225	233
Goldman Sachs Group Inc.	3.625%	2/20/24	300	295
Goldman Sachs Group Inc.	4.000%	3/3/24	475	469
Goldman Sachs Group Inc.	3.000%	3/15/24	446	435
Goldman Sachs Group Inc.	3.850%	7/8/24	586	575
Goldman Sachs Group Inc.	3.500%	1/23/25	1,332	1,289
Goldman Sachs Group Inc.	1.757%	1/24/25	300	287
Goldman Sachs Group Inc.	3.500%	4/1/25	50	48
Goldman Sachs Group Inc.	3.750%	5/22/25	825	799
Goldman Sachs Group Inc.	3.272%	9/29/25	550	529
Goldman Sachs Group Inc.	4.250%	10/21/25	200	196
Goldman Sachs Group Inc.	3.750%	2/25/26	200	193
Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,174
Goldman Sachs Group Inc.	1.093%	12/9/26	500	441
Goldman Sachs Group Inc.	5.950%	1/15/27	400	411
Goldman Sachs Group Inc.	3.850%	1/26/27	350	333
Goldman Sachs Group Inc.	1.542%	9/10/27	200	173
Goldman Sachs Group Inc.	1.948%	10/21/27	1,350	1,178
Goldman Sachs Group Inc.	2.640%	2/24/28	1,008	897
Goldman Sachs Group Inc.	3.615%	3/15/28	495	460
Goldman Sachs Group Inc.	3.691%	6/5/28	625	581
Goldman Sachs Group Inc.	4.482%	8/23/28	475	454
Goldman Sachs Group Inc.	3.814%	4/23/29	450	409
Goldman Sachs Group Inc.	4.223%	5/1/29	475	442
Goldman Sachs Group Inc.	3.800%	3/15/30	1,250	1,122
Goldman Sachs Group Inc.	1.992%	1/27/32	1,550	1,180
Goldman Sachs Group Inc.	2.650%	10/21/32	800	631
Goldman Sachs Group Inc.	3.102%	2/24/33	300	245
Goldman Sachs Group Inc.	6.450%	5/1/36	50	52
Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,038
Goldman Sachs Group Inc.	4.017%	10/31/38	405	332
Goldman Sachs Group Inc.	4.411%	4/23/39	500	431
Goldman Sachs Group Inc.	6.250%	2/1/41	675	703
Goldman Sachs Group Inc.	3.210%	4/22/42	1,030	741
Goldman Sachs Group Inc.	3.436%	2/24/43	300	221
Goldman Sachs Group Inc.	4.800%	7/8/44	360	318
Goldman Sachs Group Inc.	5.150%	5/22/45	475	430
Goldman Sachs Group Inc.	4.750%	10/21/45	150	132
Hanover Insurance Group Inc.	4.500%	4/15/26	100	97
Hartford Financial Services Group Inc.	2.800%	8/19/29	350	299
Hartford Financial Services Group Inc.	5.950%	10/15/36	50	50
Hartford Financial Services Group Inc.	6.100%	10/1/41	100	101
Hartford Financial Services Group Inc.	4.300%	4/15/43	175	139
Hartford Financial Services Group Inc.	3.600%	8/19/49	125	90
Hartford Financial Services Group Inc.	2.900%	9/15/51	200	126
HSBC Bank USA NA	7.000%	1/15/39	250	270
HSBC Holdings plc	3.600%	5/25/23	200	199
HSBC Holdings plc	4.250%	3/14/24	250	246
HSBC Holdings plc	3.950%	5/18/24	1,300	1,289
HSBC Holdings plc	3.803%	3/11/25	1,075	1,047
HSBC Holdings plc	4.250%	8/18/25	150	144
HSBC Holdings plc	2.633%	11/7/25	200	188
HSBC Holdings plc	4.300%	3/8/26	1,100	1,064
HSBC Holdings plc	2.999%	3/10/26	300	282
HSBC Holdings plc	1.645%	4/18/26	1,000	903
HSBC Holdings plc	3.900%	5/25/26	450	429
HSBC Holdings plc	2.099%	6/4/26	1,700	1,550
HSBC Holdings plc	4.292%	9/12/26	500	480
HSBC Holdings plc	7.336%	11/3/26	250	260

37

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
HSBC Holdings plc	4.375%	11/23/26	350	336
HSBC Holdings plc	1.589%	5/24/27	500	431
HSBC Holdings plc	2.251%	11/22/27	725	628
HSBC Holdings plc	4.041%	3/13/28	400	369
HSBC Holdings plc	5.210%	8/11/28	815	785
HSBC Holdings plc	7.390%	11/3/28	250	262
HSBC Holdings plc	4.583%	6/19/29	400	368
HSBC Holdings plc	2.206%	8/17/29	500	404
HSBC Holdings plc	4.950%	3/31/30	250	239
HSBC Holdings plc	3.973%	5/22/30	570	498
HSBC Holdings plc	7.625%	5/17/32	100	103
HSBC Holdings plc	2.871%	11/22/32	1,225	938
HSBC Holdings plc	7.350%	11/27/32	100	98
HSBC Holdings plc	4.762%	3/29/33	300	260
HSBC Holdings plc	5.402%	8/11/33	275	255
HSBC Holdings plc	8.113%	11/3/33	250	265
HSBC Holdings plc	6.500%	5/2/36	600	581
HSBC Holdings plc	6.500%	9/15/37	50	51
HSBC Holdings plc	6.800%	6/1/38	200	198
HSBC Holdings plc	5.250%	3/14/44	750	635
HSBC USA Inc.	3.500%	6/23/24	150	146
Huntington Bancshares Inc.	4.443%	8/4/28	200	190
Huntington Bancshares Inc.	2.550%	2/4/30	250	206
Huntington National Bank	5.699%	11/18/25	250	251
Huntington National Bank	4.270%	11/25/26	150	141
Huntington National Bank	4.552%	5/17/28	250	241
Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	250	238
ING Groep NV	3.550%	4/9/24	200	196
ING Groep NV	3.869%	3/28/26	200	192
ING Groep NV	3.950%	3/29/27	300	283
ING Groep NV	4.017%	3/28/28	200	187
ING Groep NV	4.550%	10/2/28	200	191
ING Groep NV	4.050%	4/9/29	200	184
Intercontinental Exchange Inc.	3.650%	5/23/25	150	147
Intercontinental Exchange Inc.	3.750%	12/1/25	300	292
Intercontinental Exchange Inc.	3.100%	9/15/27	150	139
Intercontinental Exchange Inc.	4.000%	9/15/27	150	145
Intercontinental Exchange Inc.	3.750%	9/21/28	75	71
Intercontinental Exchange Inc.	4.350%	6/15/29	122	118
Intercontinental Exchange Inc.	2.100%	6/15/30	750	612
Intercontinental Exchange Inc.	4.600%	3/15/33	165	158
Intercontinental Exchange Inc.	2.650%	9/15/40	500	348
Intercontinental Exchange Inc.	4.250%	9/21/48	175	147
Intercontinental Exchange Inc.	3.000%	6/15/50	60	40
Intercontinental Exchange Inc.	4.950%	6/15/52	111	103
Intercontinental Exchange Inc.	3.000%	9/15/60	300	187
Intercontinental Exchange Inc.	5.200%	6/15/62	110	104
Invesco Finance plc	4.000%	1/30/24	450	446
Invesco Finance plc	3.750%	1/15/26	170	163
Invesco Finance plc	5.375%	11/30/43	75	70
Jackson Financial Inc.	3.125%	11/23/31	250	193
Janus Henderson US Holdings Inc.	4.875%	8/1/25	75	74
Jefferies Financial Group Inc.	4.850%	1/15/27	200	197
Jefferies Financial Group Inc.	4.150%	1/23/30	300	268
Jefferies Financial Group Inc.	6.250%	1/15/36	75	76
Jefferies Financial Group Inc.	6.500%	1/20/43	75	73
JPMorgan Chase & Co.	3.375%	5/1/23	300	298
JPMorgan Chase & Co.	2.700%	5/18/23	250	248
JPMorgan Chase & Co.	3.875%	2/1/24	445	440
JPMorgan Chase & Co.	3.625%	5/13/24	526	517
JPMorgan Chase & Co.	1.514%	6/1/24	420	413
JPMorgan Chase & Co.	3.875%	9/10/24	575	562
JPMorgan Chase & Co.	3.125%	1/23/25	400	386
JPMorgan Chase & Co.	0.563%	2/16/25	500	472
JPMorgan Chase & Co.	3.220%	3/1/25	600	583
JPMorgan Chase & Co.	0.824%	6/1/25	850	793
JPMorgan Chase & Co.	0.969%	6/23/25	375	350
JPMorgan Chase & Co.	3.900%	7/15/25	362	354
JPMorgan Chase & Co.	2.301%	10/15/25	700	659
JPMorgan Chase & Co.	1.561%	12/10/25	1,300	1,203
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
JPMorgan Chase & Co.	5.546%	12/15/25	450	450
JPMorgan Chase & Co.	3.300%	4/1/26	685	650
JPMorgan Chase & Co.	2.083%	4/22/26	500	464
JPMorgan Chase & Co.	3.200%	6/15/26	300	284
JPMorgan Chase & Co.	2.950%	10/1/26	875	816
JPMorgan Chase & Co.	4.125%	12/15/26	450	435
JPMorgan Chase & Co.	3.960%	1/29/27	500	477
JPMorgan Chase & Co.	1.578%	4/22/27	500	440
JPMorgan Chase & Co.	1.470%	9/22/27	500	432
JPMorgan Chase & Co.	3.625%	12/1/27	1,000	929
JPMorgan Chase & Co.	3.782%	2/1/28	625	585
JPMorgan Chase & Co.	3.540%	5/1/28	350	322
JPMorgan Chase & Co.	3.509%	1/23/29	575	522
JPMorgan Chase & Co.	4.005%	4/23/29	300	278
JPMorgan Chase & Co.	2.069%	6/1/29	625	522
JPMorgan Chase & Co.	4.203%	7/23/29	250	233
JPMorgan Chase & Co.	4.452%	12/5/29	300	282
JPMorgan Chase & Co.	3.702%	5/6/30	300	269
JPMorgan Chase & Co.	4.565%	6/14/30	275	260
JPMorgan Chase & Co.	2.739%	10/15/30	1,500	1,260
JPMorgan Chase & Co.	4.493%	3/24/31	1,050	982
JPMorgan Chase & Co.	2.522%	4/22/31	2,000	1,636
JPMorgan Chase & Co.	2.956%	5/13/31	500	412
JPMorgan Chase & Co.	1.764%	11/19/31	500	379
JPMorgan Chase & Co.	2.580%	4/22/32	500	400
JPMorgan Chase & Co.	2.963%	1/25/33	1,000	813
JPMorgan Chase & Co.	5.717%	9/14/33	1,000	983
JPMorgan Chase & Co.	6.400%	5/15/38	450	488
JPMorgan Chase & Co.	3.882%	7/24/38	500	415
JPMorgan Chase & Co.	5.500%	10/15/40	650	647
JPMorgan Chase & Co.	3.109%	4/22/41	500	363
JPMorgan Chase & Co.	5.600%	7/15/41	275	276
JPMorgan Chase & Co.	5.400%	1/6/42	150	147
JPMorgan Chase & Co.	3.157%	4/22/42	450	327
JPMorgan Chase & Co.	5.625%	8/16/43	300	293
JPMorgan Chase & Co.	4.950%	6/1/45	100	90
JPMorgan Chase & Co.	4.260%	2/22/48	375	308
JPMorgan Chase & Co.	4.032%	7/24/48	500	397
JPMorgan Chase & Co.	3.964%	11/15/48	1,000	783
JPMorgan Chase & Co.	3.897%	1/23/49	400	308
JPMorgan Chase & Co.	3.109%	4/22/51	500	332
JPMorgan Chase & Co.	3.328%	4/22/52	745	513
Kemper Corp.	4.350%	2/15/25	40	39
KeyBank NA	3.300%	6/1/25	403	388
KeyBank NA	5.850%	11/15/27	250	257
KeyCorp	4.150%	10/29/25	150	146
KeyCorp	4.100%	4/30/28	600	570
KeyCorp	2.550%	10/1/29	150	126
Lazard Group LLC	3.750%	2/13/25	50	48
Lazard Group LLC	3.625%	3/1/27	100	93
Lazard Group LLC	4.500%	9/19/28	100	93
Legg Mason Inc.	4.750%	3/15/26	100	100
Legg Mason Inc.	5.625%	1/15/44	120	117
Lincoln National Corp.	3.350%	3/9/25	13	13
Lincoln National Corp.	3.625%	12/12/26	75	70
Lincoln National Corp.	3.800%	3/1/28	100	92
Lincoln National Corp.	3.050%	1/15/30	350	289
Lincoln National Corp.	6.300%	10/9/37	75	74
Lincoln National Corp.	7.000%	6/15/40	160	166
Lloyds Banking Group plc	4.050%	8/16/23	900	894
Lloyds Banking Group plc	3.900%	3/12/24	200	196
Lloyds Banking Group plc	4.450%	5/8/25	200	196
Lloyds Banking Group plc	4.582%	12/10/25	700	676
Lloyds Banking Group plc	3.511%	3/18/26	200	190
Lloyds Banking Group plc	4.650%	3/24/26	575	550
Lloyds Banking Group plc	4.716%	8/11/26	200	195
Lloyds Banking Group plc	3.750%	1/11/27	436	406
Lloyds Banking Group plc	3.750%	3/18/28	200	184
Lloyds Banking Group plc	4.375%	3/22/28	250	237
Lloyds Banking Group plc	4.550%	8/16/28	200	187
Lloyds Banking Group plc	3.574%	11/7/28	200	180

38

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Lloyds Banking Group plc	7.953%	11/15/33	200	212
Lloyds Banking Group plc	5.300%	12/1/45	450	385
Lloyds Banking Group plc	4.344%	1/9/48	275	201
Loews Corp.	6.000%	2/1/35	50	51
Loews Corp.	4.125%	5/15/43	100	81
Manufacturers & Traders Trust Co.	2.900%	2/6/25	160	153
Manulife Financial Corp.	4.150%	3/4/26	175	170
Manulife Financial Corp.	4.061%	2/24/32	190	173
Manulife Financial Corp.	5.375%	3/4/46	200	193
Markel Corp.	3.500%	11/1/27	50	46
Markel Corp.	3.350%	9/17/29	75	65
Markel Corp.	4.300%	11/1/47	50	39
Markel Corp.	5.000%	5/20/49	150	131
Markel Corp.	4.150%	9/17/50	200	153
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	98
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	97
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	97
Marsh & McLennan Cos. Inc.	2.250%	11/15/30	710	581
Marsh & McLennan Cos. Inc.	4.750%	3/15/39	250	230
Marsh & McLennan Cos. Inc.	4.350%	1/30/47	100	84
Marsh & McLennan Cos. Inc.	4.200%	3/1/48	200	165
Mercury General Corp.	4.400%	3/15/27	75	70
MetLife Inc.	3.600%	4/10/24	175	172
MetLife Inc.	3.000%	3/1/25	250	241
MetLife Inc.	3.600%	11/13/25	400	389
MetLife Inc.	4.550%	3/23/30	500	492
MetLife Inc.	6.500%	12/15/32	175	193
MetLife Inc.	6.375%	6/15/34	100	111
MetLife Inc.	5.875%	2/6/41	590	607
MetLife Inc.	4.125%	8/13/42	175	148
MetLife Inc.	4.875%	11/13/43	355	330
MetLife Inc.	4.721%	12/15/44	63	57
MetLife Inc.	6.400%	12/15/66	210	204
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	100	98
Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	200	196
Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	200	192
Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	250	243
Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	2,000	1,816
Mitsubishi UFJ Financial Group Inc.	5.063%	9/12/25	200	199
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	502
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	229
Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	473
Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	400	347
Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	250	230
Mitsubishi UFJ Financial Group Inc.	2.341%	1/19/28	400	352
Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	200	189
Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	200	188
Mitsubishi UFJ Financial Group Inc.	5.354%	9/13/28	200	198
Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	200	185
Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	175	153
Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	50	41
Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	500	395
Mitsubishi UFJ Financial Group Inc.	2.852%	1/19/33	400	318
Mitsubishi UFJ Financial Group Inc.	4.315%	4/19/33	200	180
Mitsubishi UFJ Financial Group Inc.	5.133%	7/20/33	500	478
Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	50	43
Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	200	162
Mizuho Financial Group Inc.	2.839%	7/16/25	375	357
Mizuho Financial Group Inc.	2.555%	9/13/25	100	94
Mizuho Financial Group Inc.	3.663%	2/28/27	250	232
Mizuho Financial Group Inc.	1.554%	7/9/27	200	174
Mizuho Financial Group Inc.	4.018%	3/5/28	325	306
Mizuho Financial Group Inc.	4.254%	9/11/29	400	369
Mizuho Financial Group Inc.	3.153%	7/16/30	500	428
Mizuho Financial Group Inc.	2.869%	9/13/30	100	83
Mizuho Financial Group Inc.	2.172%	5/22/32	500	380
Morgan Stanley	3.875%	4/29/24	545	537
Morgan Stanley	3.700%	10/23/24	610	596
Morgan Stanley	3.620%	4/17/25	200	195
Morgan Stanley	0.790%	5/30/25	240	224
Morgan Stanley	4.000%	7/23/25	330	322
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Morgan Stanley	1.164%	10/21/25	700	644
Morgan Stanley	5.000%	11/24/25	650	648
Morgan Stanley	3.875%	1/27/26	225	218
Morgan Stanley	2.188%	4/28/26	1,000	928
Morgan Stanley	3.125%	7/27/26	700	653
Morgan Stanley	6.250%	8/9/26	1,796	1,870
Morgan Stanley	4.350%	9/8/26	966	939
Morgan Stanley	6.138%	10/16/26	500	511
Morgan Stanley	0.985%	12/10/26	500	439
Morgan Stanley	3.625%	1/20/27	250	236
Morgan Stanley	3.950%	4/23/27	325	308
Morgan Stanley	1.593%	5/4/27	525	461
Morgan Stanley	2.475%	1/21/28	500	444
Morgan Stanley	4.210%	4/20/28	200	190
Morgan Stanley	3.591%	7/22/28	935	859
Morgan Stanley	6.296%	10/18/28	500	515
Morgan Stanley	3.772%	1/24/29	575	526
Morgan Stanley	4.431%	1/23/30	550	513
Morgan Stanley	2.699%	1/22/31	1,750	1,448
Morgan Stanley	3.622%	4/1/31	600	525
Morgan Stanley	1.794%	2/13/32	500	375
Morgan Stanley	7.250%	4/1/32	150	168
Morgan Stanley	1.928%	4/28/32	200	151
Morgan Stanley	2.239%	7/21/32	500	383
Morgan Stanley	2.511%	10/20/32	600	469
Morgan Stanley	2.943%	1/21/33	500	406
Morgan Stanley	6.342%	10/18/33	750	785
Morgan Stanley	3.971%	7/22/38	375	315
Morgan Stanley	4.457%	4/22/39	250	220
Morgan Stanley	3.217%	4/22/42	325	240
Morgan Stanley	6.375%	7/24/42	600	654
Morgan Stanley	4.300%	1/27/45	650	553
Morgan Stanley	2.802%	1/25/52	940	584
Morgan Stanley Domestic Holdings Inc.	3.800%	8/24/27	75	71
Morgan Stanley Domestic Holdings Inc.	4.500%	6/20/28	65	63
Nasdaq Inc.	3.850%	6/30/26	100	97
Nasdaq Inc.	1.650%	1/15/31	250	191
Nasdaq Inc.	2.500%	12/21/40	200	130
Nasdaq Inc.	3.250%	4/28/50	35	24
Nasdaq Inc.	3.950%	3/7/52	200	153
National Australia Bank Ltd.	5.132%	11/22/24	250	251
National Australia Bank Ltd.	3.375%	1/14/26	100	96
National Australia Bank Ltd.	2.500%	7/12/26	200	184
Natwest Group plc	4.892%	5/18/29	1,000	943
Natwest Group plc	5.076%	1/27/30	200	188
Natwest Group plc	4.445%	5/8/30	700	636
NatWest Group plc	7.472%	11/10/26	200	208
NatWest Group plc	5.516%	9/30/28	200	198
Nomura Holdings Inc.	2.648%	1/16/25	170	161
Nomura Holdings Inc.	5.099%	7/3/25	225	223
Nomura Holdings Inc.	1.851%	7/16/25	300	273
Nomura Holdings Inc.	2.329%	1/22/27	200	175
Nomura Holdings Inc.	5.386%	7/6/27	200	197
Nomura Holdings Inc.	2.172%	7/14/28	200	165
Nomura Holdings Inc.	5.605%	7/6/29	225	221
Nomura Holdings Inc.	3.103%	1/16/30	400	333
Nomura Holdings Inc.	2.679%	7/16/30	250	200
Nomura Holdings Inc.	2.608%	7/14/31	200	154
Northern Trust Corp.	3.950%	10/30/25	150	147
Northern Trust Corp.	4.000%	5/10/27	200	195
Northern Trust Corp.	3.650%	8/3/28	100	95
Northern Trust Corp.	3.375%	5/8/32	50	46
Oaktree Specialty Lending Corp.	3.500%	2/25/25	40	38
Old Republic International Corp.	4.875%	10/1/24	121	120
Old Republic International Corp.	3.875%	8/26/26	100	95
Old Republic International Corp.	3.850%	6/11/51	200	138
ORIX Corp.	3.250%	12/4/24	75	72
ORIX Corp.	3.700%	7/18/27	200	187
Owl Rock Capital Corp.	5.250%	4/15/24	25	25

39

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Owl Rock Capital Corp.	4.000%	3/30/25	47	44
Owl Rock Capital Corp.	3.750%	7/22/25	180	167
Owl Rock Capital Corp.	3.400%	7/15/26	244	214
Owl Rock Capital Corp.	2.625%	1/15/27	200	165
PartnerRe Finance B LLC	3.700%	7/2/29	95	86
People's United Bank NA	4.000%	7/15/24	100	98
PNC Bank NA	3.300%	10/30/24	706	687
PNC Bank NA	2.950%	2/23/25	293	281
PNC Bank NA	3.250%	6/1/25	169	163
PNC Bank NA	3.100%	10/25/27	250	234
PNC Bank NA	3.250%	1/22/28	150	140
PNC Bank NA	4.050%	7/26/28	250	236
PNC Bank NA	2.700%	10/22/29	150	126
PNC Financial Services Group Inc.	3.500%	1/23/24	100	98
PNC Financial Services Group Inc.	3.900%	4/29/24	125	124
PNC Financial Services Group Inc.	5.671%	10/28/25	200	202
PNC Financial Services Group Inc.	3.150%	5/19/27	450	420
PNC Financial Services Group Inc.	3.450%	4/23/29	500	458
PNC Financial Services Group Inc.	2.550%	1/22/30	425	361
PNC Financial Services Group Inc.	4.626%	6/6/33	200	185
PNC Financial Services Group Inc.	6.037%	10/28/33	255	267
Principal Financial Group Inc.	3.125%	5/15/23	100	99
Principal Financial Group Inc.	3.400%	5/15/25	128	124
Principal Financial Group Inc.	3.100%	11/15/26	100	93
Principal Financial Group Inc.	4.625%	9/15/42	50	42
Principal Financial Group Inc.	4.350%	5/15/43	150	121
Principal Financial Group Inc.	4.300%	11/15/46	195	158
Progressive Corp.	2.450%	1/15/27	150	137
Progressive Corp.	6.625%	3/1/29	125	137
Progressive Corp.	4.350%	4/25/44	50	43
Progressive Corp.	4.125%	4/15/47	290	244
Progressive Corp.	4.200%	3/15/48	115	97
Progressive Corp.	3.950%	3/26/50	180	145
Progressive Corp.	3.700%	3/15/52	100	77
Prospect Capital Corp.	3.364%	11/15/26	200	167
Prudential Financial Inc.	3.878%	3/27/28	163	156
Prudential Financial Inc.	5.750%	7/15/33	100	103
Prudential Financial Inc.	5.700%	12/14/36	125	129
Prudential Financial Inc.	6.625%	12/1/37	65	70
Prudential Financial Inc.	3.000%	3/10/40	50	37
Prudential Financial Inc.	6.625%	6/21/40	65	70
Prudential Financial Inc.	5.100%	8/15/43	50	44
Prudential Financial Inc.	5.200%	3/15/44	85	82
Prudential Financial Inc.	4.600%	5/15/44	525	469
Prudential Financial Inc.	5.375%	5/15/45	250	242
Prudential Financial Inc.	3.905%	12/7/47	182	145
Prudential Financial Inc.	5.700%	9/15/48	250	240
Prudential Financial Inc.	3.935%	12/7/49	363	285
Prudential Financial Inc.	4.350%	2/25/50	210	178
Prudential Financial Inc.	3.700%	10/1/50	200	171
Prudential plc	3.125%	4/14/30	200	174
Raymond James Financial Inc.	4.650%	4/1/30	55	53
Raymond James Financial Inc.	4.950%	7/15/46	210	188
Raymond James Financial Inc.	3.750%	4/1/51	250	182
Regions Bank	6.450%	6/26/37	250	259
Regions Financial Corp.	2.250%	5/18/25	100	94
Reinsurance Group of America Inc.	3.900%	5/15/29	50	46
RenaissanceRe Finance Inc.	3.700%	4/1/25	10	10
RenaissanceRe Finance Inc.	3.450%	7/1/27	75	70
RenaissanceRe Holdings Ltd.	3.600%	4/15/29	75	67
Royal Bank of Canada	0.425%	1/19/24	500	477
Royal Bank of Canada	2.550%	7/16/24	200	193
Royal Bank of Canada	5.660%	10/25/24	200	202
Royal Bank of Canada	2.250%	11/1/24	650	620
Royal Bank of Canada	1.600%	1/21/25	100	94
Royal Bank of Canada	3.375%	4/14/25	200	194
Royal Bank of Canada	4.650%	1/27/26	898	887
Royal Bank of Canada	1.200%	4/27/26	200	178
Royal Bank of Canada	1.400%	11/2/26	500	439
Royal Bank of Canada	2.050%	1/21/27	100	90
Royal Bank of Canada	3.625%	5/4/27	200	190
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Royal Bank of Canada	4.240%	8/3/27	200	195
Royal Bank of Canada	6.000%	11/1/27	200	208
Royal Bank of Canada	2.300%	11/3/31	500	401
Royal Bank of Canada	3.875%	5/4/32	200	182
Santander Holdings USA Inc.	4.500%	7/17/25	1,125	1,100
Santander Holdings USA Inc.	3.244%	10/5/26	900	833
Santander Holdings USA Inc.	4.400%	7/13/27	250	238
Santander Holdings USA Inc.	2.490%	1/6/28	200	172
Santander UK Group Holdings plc	1.532%	8/21/26	600	528
Santander UK Group Holdings plc	1.673%	6/14/27	400	339
Santander UK Group Holdings plc	3.823%	11/3/28	200	178
Santander UK plc	4.000%	3/13/24	200	198
Santander UK plc	2.875%	6/18/24	200	193
Selective Insurance Group Inc.	5.375%	3/1/49	50	43
Sixth Street Specialty Lending Inc.	3.875%	11/1/24	50	48
State Street Corp.	3.100%	5/15/23	400	397
State Street Corp.	3.300%	12/16/24	227	221
State Street Corp.	3.550%	8/18/25	200	195
State Street Corp.	2.354%	11/1/25	125	119
State Street Corp.	2.650%	5/19/26	125	118
State Street Corp.	4.141%	12/3/29	200	189
State Street Corp.	2.400%	1/24/30	150	127
State Street Corp.	3.031%	11/1/34	125	105
Stifel Financial Corp.	4.250%	7/18/24	150	147
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	247
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	243
Sumitomo Mitsui Financial Group Inc.	0.508%	1/12/24	950	904
Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	375	360
Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	320	303
Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	1,500	1,367
Sumitomo Mitsui Financial Group Inc.	0.948%	1/12/26	200	176
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	145
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	115
Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	162
Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	200	187
Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	700	646
Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	300	278
Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	100	94
Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	500	413
Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	475	412
Sumitomo Mitsui Financial Group Inc.	3.202%	9/17/29	150	129
Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	370	310
Sumitomo Mitsui Financial Group Inc.	1.710%	1/12/31	200	150
Sumitomo Mitsui Financial Group Inc.	2.296%	1/12/41	200	125
SVB Financial Group	3.500%	1/29/25	100	96
SVB Financial Group	1.800%	10/28/26	200	175
SVB Financial Group	2.100%	5/15/28	225	187
SVB Financial Group	3.125%	6/5/30	50	41
Synchrony Financial	4.250%	8/15/24	250	244
Synchrony Financial	4.500%	7/23/25	426	409
Synchrony Financial	3.700%	8/4/26	125	115
Synchrony Financial	3.950%	12/1/27	300	268
Toronto-Dominion Bank	0.750%	6/12/23	1,500	1,473
Toronto-Dominion Bank	3.250%	3/11/24	400	392
Toronto-Dominion Bank	2.650%	6/12/24	500	484
Toronto-Dominion Bank	1.250%	12/13/24	825	768

40

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Toronto-Dominion Bank	1.450%	1/10/25	200	186
	Toronto-Dominion Bank	3.766%	6/6/25	425	412
	Toronto-Dominion Bank	1.150%	6/12/25	200	182
	Toronto-Dominion Bank	0.750%	1/6/26	200	177
	Toronto-Dominion Bank	1.250%	9/10/26	325	284
	Toronto-Dominion Bank	1.950%	1/12/27	200	179
	Toronto-Dominion Bank	4.108%	6/8/27	425	410
	Toronto-Dominion Bank	2.000%	9/10/31	325	256
	Toronto-Dominion Bank	2.450%	1/12/32	850	687
	Toronto-Dominion Bank	4.456%	6/8/32	400	380
	Travelers Cos. Inc.	6.250%	6/15/37	150	163
	Travelers Cos. Inc.	4.300%	8/25/45	150	127
	Travelers Cos. Inc.	4.000%	5/30/47	225	182
	Travelers Cos. Inc.	4.100%	3/4/49	200	163
	Travelers Cos. Inc.	2.550%	4/27/50	500	312
	Trinity Acquisition plc	4.400%	3/15/26	100	97
	Truist Bank	3.200%	4/1/24	500	489
	Truist Bank	2.150%	12/6/24	250	238
	Truist Bank	3.625%	9/16/25	500	481
	Truist Bank	3.300%	5/15/26	200	188
	Truist Financial Corp.	3.700%	6/5/25	175	170
	Truist Financial Corp.	1.200%	8/5/25	200	183
	Truist Financial Corp.	1.125%	8/3/27	500	422
	Truist Financial Corp.	3.875%	3/19/29	200	184
	Truist Financial Corp.	1.887%	6/7/29	500	420
	Truist Financial Corp.	1.950%	6/5/30	100	80
	Truist Financial Corp.	4.916%	7/28/33	200	188
[5]	UBS Group AG	3.126%	8/13/30	50	42
	Unum Group	4.000%	6/15/29	80	72
	Unum Group	5.750%	8/15/42	75	67
	Unum Group	4.500%	12/15/49	100	71
	US Bancorp	3.700%	1/30/24	150	148
	US Bancorp	3.375%	2/5/24	500	491
	US Bancorp	3.950%	11/17/25	25	24
	US Bancorp	3.100%	4/27/26	300	284
	US Bancorp	2.375%	7/22/26	249	230
	US Bancorp	5.727%	10/21/26	525	535
	US Bancorp	3.150%	4/27/27	275	259
	US Bancorp	3.900%	4/26/28	75	72
	US Bancorp	3.000%	7/30/29	240	211
	US Bancorp	2.677%	1/27/33	90	74
	US Bancorp	4.967%	7/22/33	235	223
	US Bancorp	5.850%	10/21/33	525	545
	US Bancorp	2.491%	11/3/36	250	191
	US Bank NA	2.050%	1/21/25	175	166
	US Bank NA	2.800%	1/27/25	625	602
	Voya Financial Inc.	3.650%	6/15/26	250	237
	Voya Financial Inc.	5.700%	7/15/43	75	70
	Voya Financial Inc.	4.800%	6/15/46	40	33
	Voya Financial Inc.	4.700%	1/23/48	100	76
	Wells Fargo & Co.	3.750%	1/24/24	200	197
	Wells Fargo & Co.	1.654%	6/2/24	287	282
	Wells Fargo & Co.	3.000%	2/19/25	425	407
	Wells Fargo & Co.	0.805%	5/19/25	385	360
	Wells Fargo & Co.	2.406%	10/30/25	600	568
	Wells Fargo & Co.	2.164%	2/11/26	500	467
	Wells Fargo & Co.	3.000%	4/22/26	1,275	1,193
	Wells Fargo & Co.	3.908%	4/25/26	400	389
	Wells Fargo & Co.	4.100%	6/3/26	725	701
	Wells Fargo & Co.	4.540%	8/15/26	275	270
	Wells Fargo & Co.	3.000%	10/23/26	675	624
	Wells Fargo & Co.	4.300%	7/22/27	475	457
	Wells Fargo & Co.	3.584%	5/22/28	500	463
	Wells Fargo & Co.	4.808%	7/25/28	975	950
	Wells Fargo & Co.	4.150%	1/24/29	200	188
	Wells Fargo & Co.	2.879%	10/30/30	1,300	1,105
	Wells Fargo & Co.	4.478%	4/4/31	1,250	1,172
	Wells Fargo & Co.	4.897%	7/25/33	975	923
	Wells Fargo & Co.	3.068%	4/30/41	600	429
	Wells Fargo & Co.	5.375%	11/2/43	1,000	931
	Wells Fargo & Co.	5.606%	1/15/44	600	582
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Wells Fargo & Co.	4.650%	11/4/44	325	274
Wells Fargo & Co.	3.900%	5/1/45	250	193
Wells Fargo & Co.	4.900%	11/17/45	250	216
Wells Fargo & Co.	4.400%	6/14/46	300	240
Wells Fargo & Co.	4.750%	12/7/46	350	293
Wells Fargo & Co.	5.013%	4/4/51	1,750	1,557
Wells Fargo & Co.	4.611%	4/25/53	400	340
Wells Fargo Bank NA	5.950%	8/26/36	200	201
Wells Fargo Bank NA	5.850%	2/1/37	300	302
Wells Fargo Bank NA	6.600%	1/15/38	225	244
Westpac Banking Corp.	3.650%	5/15/23	75	75
Westpac Banking Corp.	3.300%	2/26/24	250	246
Westpac Banking Corp.	1.019%	11/18/24	275	256
Westpac Banking Corp.	2.350%	2/19/25	200	190
Westpac Banking Corp.	2.850%	5/13/26	200	187
Westpac Banking Corp.	1.150%	6/3/26	218	193
Westpac Banking Corp.	2.700%	8/19/26	175	162
Westpac Banking Corp.	3.350%	3/8/27	250	235
Westpac Banking Corp.	1.953%	11/20/28	275	234
Westpac Banking Corp.	2.650%	1/16/30	150	130
Westpac Banking Corp.	2.894%	2/4/30	425	390
Westpac Banking Corp.	4.322%	11/23/31	500	469
Westpac Banking Corp.	5.405%	8/10/33	200	187
Westpac Banking Corp.	4.110%	7/24/34	25	21
Westpac Banking Corp.	2.668%	11/15/35	315	234
Westpac Banking Corp.	3.020%	11/18/36	500	370
Westpac Banking Corp.	4.421%	7/24/39	600	497
Westpac Banking Corp.	2.963%	11/16/40	200	132
Willis North America Inc.	3.600%	5/15/24	125	122
Willis North America Inc.	4.500%	9/15/28	100	94
Willis North America Inc.	2.950%	9/15/29	440	370
Willis North America Inc.	5.050%	9/15/48	50	42
Willis North America Inc.	3.875%	9/15/49	90	64
XLIT Ltd.	5.500%	3/31/45	100	95
Zions Bancorp NA	3.250%	10/29/29	250	205
				313,380
Health Care (2.8%)
Abbott Laboratories	3.750%	11/30/26	367	358
Abbott Laboratories	1.150%	1/30/28	100	85
Abbott Laboratories	1.400%	6/30/30	150	119
Abbott Laboratories	4.750%	11/30/36	200	198
Abbott Laboratories	5.300%	5/27/40	250	256
Abbott Laboratories	4.750%	4/15/43	175	168
Abbott Laboratories	4.900%	11/30/46	700	685
AbbVie Inc.	2.800%	3/15/23	100	100
AbbVie Inc.	3.850%	6/15/24	200	197
AbbVie Inc.	2.600%	11/21/24	750	718
AbbVie Inc.	3.600%	5/14/25	411	398
AbbVie Inc.	2.950%	11/21/26	740	690
AbbVie Inc.	4.250%	11/14/28	350	338
AbbVie Inc.	3.200%	11/21/29	1,130	1,019
AbbVie Inc.	4.550%	3/15/35	350	327
AbbVie Inc.	4.500%	5/14/35	495	461
AbbVie Inc.	4.300%	5/14/36	190	172
AbbVie Inc.	4.050%	11/21/39	825	707
AbbVie Inc.	4.625%	10/1/42	50	45
AbbVie Inc.	4.400%	11/6/42	501	435
AbbVie Inc.	4.850%	6/15/44	230	211
AbbVie Inc.	4.750%	3/15/45	200	180
AbbVie Inc.	4.700%	5/14/45	402	359
AbbVie Inc.	4.450%	5/14/46	455	395
AbbVie Inc.	4.875%	11/14/48	350	322
AbbVie Inc.	4.250%	11/21/49	1,025	862
Adventist Health System	2.952%	3/1/29	100	85
Adventist Health System	3.630%	3/1/49	100	71
Advocate Health & Hospitals Corp.	3.829%	8/15/28	50	47
Advocate Health & Hospitals Corp.	2.211%	6/15/30	25	21
Advocate Health & Hospitals Corp.	4.272%	8/15/48	100	83
Advocate Health & Hospitals Corp.	3.387%	10/15/49	75	54
Advocate Health & Hospitals Corp.	3.008%	6/15/50	75	50
Aetna Inc.	3.500%	11/15/24	125	122

41

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Aetna Inc.	6.625%	6/15/36	130	138
	Aetna Inc.	6.750%	12/15/37	100	107
	Aetna Inc.	4.500%	5/15/42	75	65
	Aetna Inc.	4.125%	11/15/42	75	62
	Aetna Inc.	3.875%	8/15/47	300	232
	Agilent Technologies Inc.	3.050%	9/22/26	75	70
	Agilent Technologies Inc.	2.750%	9/15/29	100	86
	Agilent Technologies Inc.	2.100%	6/4/30	100	81
	AHS Hospital Corp.	5.024%	7/1/45	75	72
	AHS Hospital Corp.	2.780%	7/1/51	150	93
[2]	Allina Health System	3.887%	4/15/49	75	59
	AmerisourceBergen Corp.	3.400%	5/15/24	175	171
	AmerisourceBergen Corp.	3.250%	3/1/25	50	48
	AmerisourceBergen Corp.	3.450%	12/15/27	275	257
	AmerisourceBergen Corp.	2.700%	3/15/31	300	249
	AmerisourceBergen Corp.	4.300%	12/15/47	175	145
	Amgen Inc.	3.625%	5/22/24	500	491
	Amgen Inc.	1.900%	2/21/25	180	169
	Amgen Inc.	2.200%	2/21/27	150	135
	Amgen Inc.	1.650%	8/15/28	200	167
	Amgen Inc.	4.050%	8/18/29	200	187
	Amgen Inc.	2.000%	1/15/32	450	351
	Amgen Inc.	3.350%	2/22/32	500	436
	Amgen Inc.	4.200%	3/1/33	200	186
	Amgen Inc.	3.150%	2/21/40	575	425
	Amgen Inc.	2.800%	8/15/41	450	312
	Amgen Inc.	4.950%	10/1/41	240	220
	Amgen Inc.	5.150%	11/15/41	126	117
	Amgen Inc.	4.400%	5/1/45	450	376
	Amgen Inc.	3.375%	2/21/50	725	507
	Amgen Inc.	4.663%	6/15/51	250	216
	Amgen Inc.	3.000%	1/15/52	806	518
	Amgen Inc.	4.200%	2/22/52	500	401
	Amgen Inc.	4.875%	3/1/53	200	178
	Amgen Inc.	2.770%	9/1/53	172	104
	Anthem Inc.	3.500%	8/15/24	475	463
	Anthem Inc.	3.350%	12/1/24	160	155
	Anthem Inc.	2.375%	1/15/25	100	95
	Anthem Inc.	2.250%	5/15/30	530	440
	Anthem Inc.	2.550%	3/15/31	650	544
	Anthem Inc.	4.100%	5/15/32	200	186
	Anthem Inc.	5.950%	12/15/34	1	1
	Anthem Inc.	5.850%	1/15/36	75	77
	Anthem Inc.	6.375%	6/15/37	50	54
	Anthem Inc.	4.625%	5/15/42	175	159
	Anthem Inc.	4.650%	1/15/43	775	702
	Anthem Inc.	5.100%	1/15/44	100	95
	Anthem Inc.	4.375%	12/1/47	261	225
	Anthem Inc.	4.550%	3/1/48	155	137
	Anthem Inc.	4.550%	5/15/52	200	175
	Anthem Inc.	4.850%	8/15/54	30	25
	Ascension Health	2.532%	11/15/29	350	300
	Ascension Health	3.106%	11/15/39	100	76
	Ascension Health	3.945%	11/15/46	175	146
[2]	Ascension Health	4.847%	11/15/53	75	71
	Astrazeneca Finance LLC	0.700%	5/28/24	250	236
	Astrazeneca Finance LLC	1.200%	5/28/26	200	178
	Astrazeneca Finance LLC	1.750%	5/28/28	200	172
	Astrazeneca Finance LLC	2.250%	5/28/31	200	166
	AstraZeneca plc	3.375%	11/16/25	400	387
	AstraZeneca plc	0.700%	4/8/26	500	440
	AstraZeneca plc	4.000%	1/17/29	200	192
	AstraZeneca plc	1.375%	8/6/30	300	237
	AstraZeneca plc	6.450%	9/15/37	450	508
	AstraZeneca plc	4.000%	9/18/42	290	251
	AstraZeneca plc	4.375%	11/16/45	200	180
	AstraZeneca plc	3.000%	5/28/51	335	237
	Banner Health	2.338%	1/1/30	125	104
	Banner Health	3.181%	1/1/50	75	52
	Baptist Healthcare System Obligated Group	3.540%	8/15/50	250	178
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Baxalta Inc.	4.000%	6/23/25	97	94
	Baxalta Inc.	5.250%	6/23/45	73	69
	Baxter International Inc.	1.322%	11/29/24	200	186
	Baxter International Inc.	1.915%	2/1/27	750	666
	Baxter International Inc.	2.272%	12/1/28	250	213
	Baxter International Inc.	1.730%	4/1/31	300	229
	Baxter International Inc.	2.539%	2/1/32	500	398
	Baxter International Inc.	3.500%	8/15/46	100	71
	Baxter International Inc.	3.132%	12/1/51	200	131
	Baylor Scott & White Holdings	1.777%	11/15/30	100	78
	Baylor Scott & White Holdings	4.185%	11/15/45	100	84
	Baylor Scott & White Holdings	2.839%	11/15/50	350	231
	Becton Dickinson and Co.	3.734%	12/15/24	75	73
	Becton Dickinson and Co.	3.700%	6/6/27	375	355
	Becton Dickinson and Co.	1.957%	2/11/31	500	395
	Becton Dickinson and Co.	4.875%	5/15/44	26	22
	Becton Dickinson and Co.	4.685%	12/15/44	172	153
	Becton Dickinson and Co.	4.669%	6/6/47	300	265
	BHSH System Obligated Group	3.487%	7/15/49	75	54
	Biogen Inc.	4.050%	9/15/25	350	340
	Biogen Inc.	2.250%	5/1/30	400	325
	Biogen Inc.	3.150%	5/1/50	300	198
	Bio-Rad Laboratories Inc.	3.700%	3/15/32	250	214
	Bon Secours Mercy Health Inc.	4.302%	7/1/28	25	24
[2]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	100	89
	Bon Secours Mercy Health Inc.	3.205%	6/1/50	250	161
	Boston Scientific Corp.	3.450%	3/1/24	77	76
	Boston Scientific Corp.	1.900%	6/1/25	550	514
	Boston Scientific Corp.	2.650%	6/1/30	150	129
	Boston Scientific Corp.	4.550%	3/1/39	131	118
	Boston Scientific Corp.	7.375%	1/15/40	50	58
	Boston Scientific Corp.	4.700%	3/1/49	133	120
	Bristol-Myers Squibb Co.	2.900%	7/26/24	675	656
	Bristol-Myers Squibb Co.	3.200%	6/15/26	302	288
	Bristol-Myers Squibb Co.	1.125%	11/13/27	500	427
	Bristol-Myers Squibb Co.	3.450%	11/15/27	210	200
	Bristol-Myers Squibb Co.	3.900%	2/20/28	275	266
	Bristol-Myers Squibb Co.	3.400%	7/26/29	155	144
	Bristol-Myers Squibb Co.	1.450%	11/13/30	200	158
	Bristol-Myers Squibb Co.	2.950%	3/15/32	300	262
	Bristol-Myers Squibb Co.	4.125%	6/15/39	380	339
	Bristol-Myers Squibb Co.	3.250%	8/1/42	100	76
	Bristol-Myers Squibb Co.	4.625%	5/15/44	175	161
	Bristol-Myers Squibb Co.	4.350%	11/15/47	250	221
	Bristol-Myers Squibb Co.	4.550%	2/20/48	233	212
	Bristol-Myers Squibb Co.	4.250%	10/26/49	700	605
	Bristol-Myers Squibb Co.	2.550%	11/13/50	500	316
	Bristol-Myers Squibb Co.	3.700%	3/15/52	720	562
	Bristol-Myers Squibb Co.	3.900%	3/15/62	200	156
	Cardinal Health Inc.	3.079%	6/15/24	290	282
	Cardinal Health Inc.	3.750%	9/15/25	100	97
	Cardinal Health Inc.	4.600%	3/15/43	75	62
	Cardinal Health Inc.	4.500%	11/15/44	50	40
	Cardinal Health Inc.	4.900%	9/15/45	100	85
	Cardinal Health Inc.	4.368%	6/15/47	125	98
	Centene Corp.	4.250%	12/15/27	474	445
	Centene Corp.	2.450%	7/15/28	267	225
	Centene Corp.	4.625%	12/15/29	386	354
	Centene Corp.	3.375%	2/15/30	110	93
	Centene Corp.	3.000%	10/15/30	407	333
	Centene Corp.	2.500%	3/1/31	395	309
	Centene Corp.	2.625%	8/1/31	254	200
	Children's Health System of Texas	2.511%	8/15/50	100	60
	Children's Hospital Corp.	4.115%	1/1/47	75	63
	Children's Hospital Corp.	2.585%	2/1/50	50	30
	Children's Hospital Medical Center	4.268%	5/15/44	50	44
	CHRISTUS Health	4.341%	7/1/28	125	119
	Cigna Corp.	3.500%	6/15/24	175	171
	Cigna Corp.	3.250%	4/15/25	250	241
	Cigna Corp.	4.125%	11/15/25	467	457
	Cigna Corp.	4.500%	2/25/26	390	384

42

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cigna Corp.	3.400%	3/1/27	275	258
	Cigna Corp.	7.875%	5/15/27	41	45
	Cigna Corp.	4.375%	10/15/28	610	588
	Cigna Corp.	2.400%	3/15/30	265	222
	Cigna Corp.	2.375%	3/15/31	250	204
	Cigna Corp.	4.800%	8/15/38	415	387
	Cigna Corp.	3.200%	3/15/40	150	113
	Cigna Corp.	6.125%	11/15/41	92	95
	Cigna Corp.	4.800%	7/15/46	400	360
	Cigna Corp.	3.875%	10/15/47	170	131
	Cigna Corp.	4.900%	12/15/48	545	495
	Cigna Corp.	3.400%	3/15/50	375	266
	City of Hope	5.623%	11/15/43	75	74
	City of Hope	4.378%	8/15/48	100	83
	Cleveland Clinic Foundation	4.858%	1/1/14	100	86
	CommonSpirit Health	2.760%	10/1/24	100	96
	CommonSpirit Health	2.782%	10/1/30	500	411
[2]	CommonSpirit Health	4.350%	11/1/42	225	189
	CommonSpirit Health	3.817%	10/1/49	50	37
	CommonSpirit Health	4.187%	10/1/49	200	155
	Community Health Network Inc.	3.099%	5/1/50	250	158
	Cottage Health Obligated Group	3.304%	11/1/49	100	71
	CVS Health Corp.	3.375%	8/12/24	275	268
	CVS Health Corp.	3.875%	7/20/25	573	559
	CVS Health Corp.	2.875%	6/1/26	416	389
	CVS Health Corp.	3.000%	8/15/26	450	420
	CVS Health Corp.	1.300%	8/21/27	400	339
	CVS Health Corp.	4.300%	3/25/28	677	655
	CVS Health Corp.	3.250%	8/15/29	360	322
	CVS Health Corp.	1.750%	8/21/30	225	177
	CVS Health Corp.	1.875%	2/28/31	350	274
	CVS Health Corp.	4.875%	7/20/35	125	119
	CVS Health Corp.	4.780%	3/25/38	1,000	916
	CVS Health Corp.	6.125%	9/15/39	75	77
	CVS Health Corp.	4.125%	4/1/40	200	166
	CVS Health Corp.	5.300%	12/5/43	150	141
	CVS Health Corp.	5.125%	7/20/45	525	478
	CVS Health Corp.	5.050%	3/25/48	1,400	1,264
	CVS Health Corp.	4.250%	4/1/50	300	241
	Danaher Corp.	3.350%	9/15/25	100	96
	Danaher Corp.	4.375%	9/15/45	75	67
	Danaher Corp.	2.600%	10/1/50	500	320
	Dartmouth-Hitchcock Health	4.178%	8/1/48	100	78
	DENTSPLY SIRONA Inc.	3.250%	6/1/30	150	124
	DH Europe Finance II Sarl	2.200%	11/15/24	250	238
	DH Europe Finance II Sarl	2.600%	11/15/29	150	131
	DH Europe Finance II Sarl	3.250%	11/15/39	175	140
	Dignity Health	3.812%	11/1/24	100	97
	Dignity Health	4.500%	11/1/42	100	83
	Dignity Health	5.267%	11/1/64	50	43
	Duke University Health System Inc.	3.920%	6/1/47	100	81
	Edwards Lifesciences Corp.	4.300%	6/15/28	100	96
	Elevance Health Inc.	5.500%	10/15/32	250	256
	Eli Lilly & Co.	2.750%	6/1/25	71	68
	Eli Lilly & Co.	3.375%	3/15/29	92	86
	Eli Lilly & Co.	2.500%	9/15/60	250	153
[5]	GE HealthCare Technologies Inc.	5.550%	11/15/24	200	201
[5]	GE HealthCare Technologies Inc.	5.600%	11/15/25	250	252
[5]	GE HealthCare Technologies Inc.	5.650%	11/15/27	200	203
[5]	GE HealthCare Technologies Inc.	5.905%	11/22/32	250	259
	Gilead Sciences Inc.	3.700%	4/1/24	470	462
	Gilead Sciences Inc.	3.650%	3/1/26	575	555
	Gilead Sciences Inc.	2.950%	3/1/27	525	489
	Gilead Sciences Inc.	4.600%	9/1/35	575	545
	Gilead Sciences Inc.	4.000%	9/1/36	350	308
	Gilead Sciences Inc.	5.650%	12/1/41	175	179
	Gilead Sciences Inc.	4.800%	4/1/44	400	369
	Gilead Sciences Inc.	4.750%	3/1/46	455	411
	Gilead Sciences Inc.	2.800%	10/1/50	475	307
	GlaxoSmithKline Capital Inc.	3.625%	5/15/25	604	590
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	375	360
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	85	88
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	619
	GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	87
	GlaxoSmithKline Capital plc	3.375%	6/1/29	25	23
	Hackensack Meridian Health Inc.	2.675%	9/1/41	250	172
	Hackensack Meridian Health Inc.	4.211%	7/1/48	125	104
	Hackensack Meridian Health Inc.	4.500%	7/1/57	50	43
[2]	Hartford HealthCare Corp.	3.447%	7/1/54	75	53
	HCA Inc.	5.000%	3/15/24	425	423
	HCA Inc.	5.375%	2/1/25	250	250
	HCA Inc.	5.250%	4/15/25	320	318
	HCA Inc.	5.250%	6/15/26	325	321
	HCA Inc.	4.500%	2/15/27	125	120
	HCA Inc.	4.125%	6/15/29	405	370
	HCA Inc.	3.500%	9/1/30	500	430
	HCA Inc.	2.375%	7/15/31	400	311
[5]	HCA Inc.	3.625%	3/15/32	250	211
	HCA Inc.	5.125%	6/15/39	200	178
[5]	HCA Inc.	4.375%	3/15/42	250	200
	HCA Inc.	5.500%	6/15/47	425	378
	HCA Inc.	5.250%	6/15/49	400	342
	HCA Inc.	3.500%	7/15/51	200	129
[5]	HCA Inc.	4.625%	3/15/52	300	235
	Humana Inc.	3.850%	10/1/24	326	320
	Humana Inc.	1.350%	2/3/27	200	173
	Humana Inc.	3.950%	3/15/27	150	144
	Humana Inc.	4.875%	4/1/30	135	132
	Humana Inc.	2.150%	2/3/32	200	156
	Humana Inc.	4.625%	12/1/42	110	96
	Humana Inc.	4.950%	10/1/44	270	244
	Humana Inc.	3.950%	8/15/49	40	32
	IHC Health Services Inc.	4.131%	5/15/48	100	82
	Illumina Inc.	2.550%	3/23/31	250	200
	Indiana University Health Inc. Obligated Group	3.970%	11/1/48	125	103
	Iowa Health System	3.665%	2/15/50	125	90
	Johns Hopkins Health System Corp.	3.837%	5/15/46	125	100
	Johnson & Johnson	2.625%	1/15/25	250	241
	Johnson & Johnson	2.450%	3/1/26	350	329
	Johnson & Johnson	2.950%	3/3/27	200	189
	Johnson & Johnson	0.950%	9/1/27	300	259
	Johnson & Johnson	2.900%	1/15/28	100	93
	Johnson & Johnson	1.300%	9/1/30	375	303
	Johnson & Johnson	4.950%	5/15/33	150	156
	Johnson & Johnson	4.375%	12/5/33	175	173
	Johnson & Johnson	3.550%	3/1/36	175	155
	Johnson & Johnson	3.625%	3/3/37	300	267
	Johnson & Johnson	5.950%	8/15/37	200	222
	Johnson & Johnson	2.100%	9/1/40	250	172
	Johnson & Johnson	4.500%	9/1/40	150	143
	Johnson & Johnson	4.850%	5/15/41	75	74
	Johnson & Johnson	4.500%	12/5/43	200	191
	Johnson & Johnson	3.750%	3/3/47	250	211
	Johnson & Johnson	2.250%	9/1/50	400	251
	Kaiser Foundation Hospitals	3.150%	5/1/27	100	93
	Kaiser Foundation Hospitals	2.810%	6/1/41	250	181
	Kaiser Foundation Hospitals	4.875%	4/1/42	235	226
	Kaiser Foundation Hospitals	4.150%	5/1/47	150	127
	Kaiser Foundation Hospitals	3.266%	11/1/49	225	162
	Kaiser Foundation Hospitals	3.002%	6/1/51	250	170
	Koninklijke KPN NV	6.875%	3/11/38	100	106
	Koninklijke Philips NV	5.000%	3/15/42	150	131
	Laboratory Corp. of America Holdings	3.250%	9/1/24	150	145
	Laboratory Corp. of America Holdings	2.300%	12/1/24	100	95
	Laboratory Corp. of America Holdings	3.600%	2/1/25	200	194
	Laboratory Corp. of America Holdings	1.550%	6/1/26	200	177

43

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Laboratory Corp. of America Holdings	3.600%	9/1/27	100	95
	Laboratory Corp. of America Holdings	2.950%	12/1/29	125	107
	Laboratory Corp. of America Holdings	2.700%	6/1/31	200	166
	Laboratory Corp. of America Holdings	4.700%	2/1/45	195	168
	Mass General Brigham Inc.	3.192%	7/1/49	150	104
	Mass General Brigham Inc.	3.342%	7/1/60	250	168
	Mayo Clinic	3.774%	11/15/43	75	61
	Mayo Clinic	4.128%	11/15/52	50	42
	Mayo Clinic	3.196%	11/15/61	250	165
	McKesson Corp.	3.796%	3/15/24	200	197
	McKesson Corp.	0.900%	12/3/25	500	445
[2]	MedStar Health Inc.	3.626%	8/15/49	75	54
	Medtronic Inc.	4.375%	3/15/35	511	485
	Medtronic Inc.	4.625%	3/15/45	244	227
	Memorial Health Services	3.447%	11/1/49	150	107
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	100	67
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	150	124
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	25	21
	Merck & Co. Inc.	2.750%	2/10/25	740	709
	Merck & Co. Inc.	1.700%	6/10/27	400	355
	Merck & Co. Inc.	3.400%	3/7/29	375	349
	Merck & Co. Inc.	1.450%	6/24/30	210	168
	Merck & Co. Inc.	2.150%	12/10/31	450	368
	Merck & Co. Inc.	6.500%	12/1/33	125	141
	Merck & Co. Inc.	3.900%	3/7/39	200	176
	Merck & Co. Inc.	3.600%	9/15/42	100	82
	Merck & Co. Inc.	4.150%	5/18/43	200	178
	Merck & Co. Inc.	3.700%	2/10/45	525	432
	Merck & Co. Inc.	4.000%	3/7/49	300	257
	Merck & Co. Inc.	2.750%	12/10/51	700	471
	Merck & Co. Inc.	2.900%	12/10/61	375	242
	Methodist Hospital	2.705%	12/1/50	300	187
[2]	Montefiore Obligated Group	5.246%	11/1/48	150	112
	Mount Sinai Hospitals Group Inc.	3.391%	7/1/50	500	337
	MultiCare Health System	2.803%	8/15/50	250	148
	Mylan Inc.	5.400%	11/29/43	100	79
	Mylan Inc.	5.200%	4/15/48	175	131
	New York and Presbyterian Hospital	4.024%	8/1/45	130	108
	New York and Presbyterian Hospital	4.063%	8/1/56	75	60
	New York and Presbyterian Hospital	2.606%	8/1/60	100	56
	New York and Presbyterian Hospital	3.954%	8/1/19	125	87
	Northwell Healthcare Inc.	3.979%	11/1/46	100	76
	Northwell Healthcare Inc.	4.260%	11/1/47	200	160
	Northwell Healthcare Inc.	3.809%	11/1/49	100	71
	Novant Health Inc.	2.637%	11/1/36	250	185
	Novartis Capital Corp.	3.400%	5/6/24	400	392
	Novartis Capital Corp.	1.750%	2/14/25	200	189
	Novartis Capital Corp.	2.000%	2/14/27	525	478
	Novartis Capital Corp.	3.100%	5/17/27	175	166
	Novartis Capital Corp.	2.200%	8/14/30	410	348
	Novartis Capital Corp.	3.700%	9/21/42	100	84
	Novartis Capital Corp.	4.400%	5/6/44	375	348
	Novartis Capital Corp.	4.000%	11/20/45	225	199
	Novartis Capital Corp.	2.750%	8/14/50	75	52
	NY Society for Relief of Ruptured & Crippled Maintaining Hospital Special Surgery	2.667%	10/1/50	10	6
	NYU Langone Hospitals	4.784%	7/1/44	100	89
[2]	NYU Langone Hospitals	4.368%	7/1/47	110	91
	NYU Langone Hospitals	3.380%	7/1/55	200	133
[2]	OhioHealth Corp.	3.042%	11/15/50	100	70
	Orlando Health Obligated Group	4.089%	10/1/48	50	39
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PeaceHealth Obligated Group	4.787%	11/15/48	75	62
	PeaceHealth Obligated Group	3.218%	11/15/50	200	130
	PerkinElmer Inc.	0.850%	9/15/24	250	232
	PerkinElmer Inc.	1.900%	9/15/28	250	207
	PerkinElmer Inc.	3.625%	3/15/51	150	104
	Pfizer Inc.	2.950%	3/15/24	150	147
	Pfizer Inc.	3.600%	9/15/28	200	192
	Pfizer Inc.	3.450%	3/15/29	375	353
	Pfizer Inc.	2.625%	4/1/30	300	263
	Pfizer Inc.	1.700%	5/28/30	225	185
	Pfizer Inc.	1.750%	8/18/31	200	161
	Pfizer Inc.	4.000%	12/15/36	250	228
	Pfizer Inc.	4.100%	9/15/38	150	136
	Pfizer Inc.	3.900%	3/15/39	125	110
	Pfizer Inc.	7.200%	3/15/39	425	516
	Pfizer Inc.	2.550%	5/28/40	200	145
	Pfizer Inc.	4.300%	6/15/43	125	115
	Pfizer Inc.	4.400%	5/15/44	200	186
	Pfizer Inc.	4.125%	12/15/46	250	221
	Pfizer Inc.	4.200%	9/15/48	350	313
	Pfizer Inc.	4.000%	3/15/49	175	152
	Pfizer Inc.	2.700%	5/28/50	450	306
	Pharmacia LLC	6.600%	12/1/28	175	192
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	50	47
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	150	126
[2]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	75	58
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	75	59
	Quest Diagnostics Inc.	4.250%	4/1/24	100	99
	Quest Diagnostics Inc.	3.500%	3/30/25	100	96
	Quest Diagnostics Inc.	3.450%	6/1/26	125	120
	Quest Diagnostics Inc.	4.200%	6/30/29	140	134
	Quest Diagnostics Inc.	2.950%	6/30/30	160	138
	Quest Diagnostics Inc.	2.800%	6/30/31	125	105
	Quest Diagnostics Inc.	5.750%	1/30/40	13	12
	Quest Diagnostics Inc.	4.700%	3/30/45	25	21
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	500	387
	Royalty Pharma plc	1.200%	9/2/25	300	269
	Royalty Pharma plc	2.200%	9/2/30	300	234
	Royalty Pharma plc	3.550%	9/2/50	350	226
	Royalty Pharma plc	3.350%	9/2/51	250	155
	Rush Obligated Group	3.922%	11/15/29	75	68
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	81
	RWJ Barnabas Health Inc.	3.477%	7/1/49	25	18
	Sanofi	3.625%	6/19/28	225	215
	Seattle Children's Hospital	2.719%	10/1/50	200	126
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	575	541
	Smith & Nephew plc	2.032%	10/14/30	300	235
	SSM Health Care Corp.	3.823%	6/1/27	100	94
	Stanford Health Care	3.795%	11/15/48	125	99
	Stryker Corp.	3.375%	5/15/24	213	208
	Stryker Corp.	1.150%	6/15/25	100	91
	Stryker Corp.	3.375%	11/1/25	140	135
	Stryker Corp.	3.500%	3/15/26	183	176
	Stryker Corp.	3.650%	3/7/28	50	48
	Stryker Corp.	4.100%	4/1/43	75	61
	Stryker Corp.	4.375%	5/15/44	50	42
	Sutter Health	1.321%	8/15/25	500	454
	Sutter Health	3.695%	8/15/28	75	69
	Sutter Health	4.091%	8/15/48	75	61
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	405	402
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	400	294
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	610	417
	Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	200	135
	Texas Health Resources	2.328%	11/15/50	300	171
	Thermo Fisher Scientific Inc.	1.215%	10/18/24	250	235
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	1,000	809
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	250	184

44

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	185	186
	Trinity Health Corp.	4.125%	12/1/45	85	71
	UnitedHealth Group Inc.	3.500%	2/15/24	100	98
	UnitedHealth Group Inc.	2.375%	8/15/24	300	289
	UnitedHealth Group Inc.	5.000%	10/15/24	200	201
	UnitedHealth Group Inc.	3.750%	7/15/25	950	930
	UnitedHealth Group Inc.	5.150%	10/15/25	200	202
	UnitedHealth Group Inc.	3.700%	12/15/25	75	73
	UnitedHealth Group Inc.	3.100%	3/15/26	225	215
	UnitedHealth Group Inc.	3.450%	1/15/27	175	167
	UnitedHealth Group Inc.	3.375%	4/15/27	350	332
	UnitedHealth Group Inc.	3.700%	5/15/27	120	116
	UnitedHealth Group Inc.	2.950%	10/15/27	150	139
	UnitedHealth Group Inc.	5.250%	2/15/28	375	384
	UnitedHealth Group Inc.	3.875%	12/15/28	150	143
	UnitedHealth Group Inc.	2.875%	8/15/29	150	134
	UnitedHealth Group Inc.	5.300%	2/15/30	200	207
	UnitedHealth Group Inc.	2.000%	5/15/30	755	625
	UnitedHealth Group Inc.	2.300%	5/15/31	650	541
	UnitedHealth Group Inc.	4.200%	5/15/32	750	713
	UnitedHealth Group Inc.	5.350%	2/15/33	375	388
	UnitedHealth Group Inc.	4.625%	7/15/35	175	170
	UnitedHealth Group Inc.	6.500%	6/15/37	50	56
	UnitedHealth Group Inc.	6.625%	11/15/37	125	142
	UnitedHealth Group Inc.	6.875%	2/15/38	245	287
	UnitedHealth Group Inc.	3.500%	8/15/39	240	197
	UnitedHealth Group Inc.	2.750%	5/15/40	200	146
	UnitedHealth Group Inc.	5.950%	2/15/41	60	64
	UnitedHealth Group Inc.	3.050%	5/15/41	300	226
	UnitedHealth Group Inc.	4.625%	11/15/41	110	101
	UnitedHealth Group Inc.	4.375%	3/15/42	50	45
	UnitedHealth Group Inc.	3.950%	10/15/42	175	148
	UnitedHealth Group Inc.	4.250%	3/15/43	125	111
	UnitedHealth Group Inc.	4.750%	7/15/45	305	288
	UnitedHealth Group Inc.	4.200%	1/15/47	210	180
	UnitedHealth Group Inc.	4.250%	4/15/47	290	250
	UnitedHealth Group Inc.	4.250%	6/15/48	300	262
	UnitedHealth Group Inc.	4.450%	12/15/48	150	134
	UnitedHealth Group Inc.	3.700%	8/15/49	310	245
	UnitedHealth Group Inc.	3.250%	5/15/51	750	541
	UnitedHealth Group Inc.	5.875%	2/15/53	200	217
	UnitedHealth Group Inc.	3.875%	8/15/59	420	330
	UnitedHealth Group Inc.	3.125%	5/15/60	250	170
	UnitedHealth Group Inc.	6.050%	2/15/63	200	220
	Universal Health Services Inc.	2.650%	10/15/30	300	239
	UPMC	3.600%	4/3/25	125	121
	Utah Acquisition Sub Inc.	3.950%	6/15/26	889	831
	Utah Acquisition Sub Inc.	5.250%	6/15/46	225	171
	Viatris Inc.	1.650%	6/22/25	175	159
	Viatris Inc.	2.300%	6/22/27	175	150
	Viatris Inc.	4.000%	6/22/50	250	155
	WakeMed	3.286%	10/1/52	200	133
[2]	Willis-Knighton Medical Center	4.813%	9/1/48	50	44
	Wyeth LLC	7.250%	3/1/23	250	251
	Wyeth LLC	6.450%	2/1/24	300	305
	Wyeth LLC	6.500%	2/1/34	150	170
	Wyeth LLC	6.000%	2/15/36	85	91
	Wyeth LLC	5.950%	4/1/37	385	416
	Zeneca Wilmington Inc.	7.000%	11/15/23	25	25
	Zimmer Biomet Holdings Inc.	1.450%	11/22/24	200	186
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	250	236
	Zimmer Biomet Holdings Inc.	2.600%	11/24/31	200	162
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	48
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	150	119
	Zoetis Inc.	4.500%	11/13/25	100	100
	Zoetis Inc.	3.000%	9/12/27	150	139
	Zoetis Inc.	3.900%	8/20/28	100	95
	Zoetis Inc.	2.000%	5/15/30	150	122
	Zoetis Inc.	5.600%	11/16/32	250	259
	Zoetis Inc.	4.700%	2/1/43	175	158
	Zoetis Inc.	3.950%	9/12/47	150	121
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Zoetis Inc.	4.450%	8/20/48	75	65
					111,654
Industrials (2.1%)
	3M Co.	3.250%	2/14/24	100	98
	3M Co.	2.000%	2/14/25	150	142
	3M Co.	2.650%	4/15/25	100	96
	3M Co.	3.000%	8/7/25	100	96
	3M Co.	2.250%	9/19/26	150	138
	3M Co.	2.875%	10/15/27	125	116
	3M Co.	3.375%	3/1/29	150	138
	3M Co.	2.375%	8/26/29	360	306
	3M Co.	3.125%	9/19/46	75	52
	3M Co.	3.625%	10/15/47	100	75
	3M Co.	4.000%	9/14/48	250	198
	3M Co.	3.250%	8/26/49	300	210
	3M Co.	3.700%	4/15/50	125	96
	Allegion plc	3.500%	10/1/29	75	65
	Allegion US Holding Co. Inc.	3.550%	10/1/27	175	159
	American Airlines Class A Series 2021-1 Pass Through Trust	2.875%	1/11/36	250	200
[2]	American Airlines Class AA Series 2015-2 Pass Through Trust	3.600%	3/22/29	38	34
[2]	American Airlines Class AA Series 2016-1 Pass Through Trust	3.575%	7/15/29	107	96
[2]	American Airlines Class AA Series 2016-3 Pass Through Trust	3.000%	4/15/30	108	94
[2]	American Airlines Class AA Series 2017-1 Pass Through Trust	3.650%	8/15/30	37	33
[2]	American Airlines Class AA Series 2019-1 Pass Through Trust	3.150%	8/15/33	43	36
	Amphenol Corp.	3.200%	4/1/24	50	49
	Amphenol Corp.	2.050%	3/1/25	40	38
	Amphenol Corp.	4.350%	6/1/29	100	95
	Amphenol Corp.	2.800%	2/15/30	275	235
	Amphenol Corp.	2.200%	9/15/31	100	79
	Block Financial LLC	5.250%	10/1/25	100	100
	Block Financial LLC	3.875%	8/15/30	200	175
	BNSF Funding Trust I	6.613%	12/15/55	65	61
	Boeing Co.	4.508%	5/1/23	625	623
	Boeing Co.	1.875%	6/15/23	200	197
	Boeing Co.	1.950%	2/1/24	250	241
	Boeing Co.	1.433%	2/4/24	500	478
	Boeing Co.	2.800%	3/1/24	75	73
	Boeing Co.	2.850%	10/30/24	100	96
	Boeing Co.	2.500%	3/1/25	145	136
	Boeing Co.	4.875%	5/1/25	795	789
	Boeing Co.	2.196%	2/4/26	1,200	1,091
	Boeing Co.	3.100%	5/1/26	100	94
	Boeing Co.	2.250%	6/15/26	50	45
	Boeing Co.	2.700%	2/1/27	195	176
	Boeing Co.	2.800%	3/1/27	50	45
	Boeing Co.	5.040%	5/1/27	360	356
	Boeing Co.	3.250%	3/1/28	100	90
	Boeing Co.	3.450%	11/1/28	250	224
	Boeing Co.	3.200%	3/1/29	200	176
	Boeing Co.	2.950%	2/1/30	190	161
	Boeing Co.	5.150%	5/1/30	695	678
	Boeing Co.	6.125%	2/15/33	75	76
	Boeing Co.	3.600%	5/1/34	350	279
	Boeing Co.	3.250%	2/1/35	190	144
	Boeing Co.	6.625%	2/15/38	50	52
	Boeing Co.	3.550%	3/1/38	50	37
	Boeing Co.	3.500%	3/1/39	75	54
	Boeing Co.	6.875%	3/15/39	100	105
	Boeing Co.	5.875%	2/15/40	75	72
	Boeing Co.	5.705%	5/1/40	740	704
	Boeing Co.	3.375%	6/15/46	75	49
	Boeing Co.	3.650%	3/1/47	55	37
	Boeing Co.	3.625%	3/1/48	75	50
	Boeing Co.	3.850%	11/1/48	60	41
	Boeing Co.	3.900%	5/1/49	150	106
	Boeing Co.	3.750%	2/1/50	150	103

45

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Boeing Co.	5.805%	5/1/50	530	493
Boeing Co.	3.825%	3/1/59	200	129
Boeing Co.	3.950%	8/1/59	75	50
Boeing Co.	5.930%	5/1/60	735	675
Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	197
Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	147
Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	96
Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	73
Burlington Northern Santa Fe LLC	3.250%	6/15/27	225	213
Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	136
Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	122
Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	252
Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	225
Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	177
Burlington Northern Santa Fe LLC	4.450%	3/15/43	175	157
Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	122
Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	95
Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	136
Burlington Northern Santa Fe LLC	4.150%	4/1/45	125	107
Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	69
Burlington Northern Santa Fe LLC	3.900%	8/1/46	150	122
Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	106
Burlington Northern Santa Fe LLC	4.050%	6/15/48	375	314
Burlington Northern Santa Fe LLC	4.150%	12/15/48	200	170
Burlington Northern Santa Fe LLC	3.550%	2/15/50	400	308
Burlington Northern Santa Fe LLC	3.050%	2/15/51	200	139
Burlington Northern Santa Fe LLC	2.875%	6/15/52	200	134
Canadian National Railway Co.	2.950%	11/21/24	233	224
Canadian National Railway Co.	6.250%	8/1/34	75	82
Canadian National Railway Co.	6.200%	6/1/36	75	81
Canadian National Railway Co.	6.375%	11/15/37	100	109
Canadian National Railway Co.	3.200%	8/2/46	100	74
Canadian National Railway Co.	2.450%	5/1/50	425	267
Canadian Pacific Railway Co.	2.050%	3/5/30	200	164
Canadian Pacific Railway Co.	7.125%	10/15/31	100	111
Canadian Pacific Railway Co.	2.450%	12/2/31	250	208
Canadian Pacific Railway Co.	5.950%	5/15/37	250	259
Canadian Pacific Railway Co.	3.000%	12/2/41	500	376
Canadian Pacific Railway Co.	3.100%	12/2/51	500	341
Canadian Pacific Railway Co.	6.125%	9/15/15	120	121
Carrier Global Corp.	2.242%	2/15/25	400	377
Carrier Global Corp.	2.493%	2/15/27	250	226
Carrier Global Corp.	2.722%	2/15/30	600	506
Carrier Global Corp.	2.700%	2/15/31	85	70
Carrier Global Corp.	3.377%	4/5/40	300	227
Carrier Global Corp.	3.577%	4/5/50	400	286
Caterpillar Financial Services Corp.	0.950%	1/10/24	200	192
Caterpillar Financial Services Corp.	2.850%	5/17/24	125	122
Caterpillar Financial Services Corp.	3.300%	6/9/24	250	244
Caterpillar Financial Services Corp.	0.600%	9/13/24	200	186
Caterpillar Financial Services Corp.	2.150%	11/8/24	300	286
Caterpillar Financial Services Corp.	3.250%	12/1/24	277	269
Caterpillar Financial Services Corp.	4.900%	1/17/25	200	200
Caterpillar Financial Services Corp.	1.450%	5/15/25	100	93
Caterpillar Financial Services Corp.	3.650%	8/12/25	300	293
Caterpillar Financial Services Corp.	0.800%	11/13/25	400	359
Caterpillar Financial Services Corp.	0.900%	3/2/26	300	268
Caterpillar Financial Services Corp.	2.400%	8/9/26	100	92
Caterpillar Financial Services Corp.	1.150%	9/14/26	200	177
Caterpillar Financial Services Corp.	1.700%	1/8/27	200	180
Caterpillar Financial Services Corp.	3.600%	8/12/27	300	287
Caterpillar Inc.	3.400%	5/15/24	150	147
Caterpillar Inc.	2.600%	9/19/29	200	176
Caterpillar Inc.	2.600%	4/9/30	120	105
Caterpillar Inc.	6.050%	8/15/36	100	109
Caterpillar Inc.	5.200%	5/27/41	150	153
Caterpillar Inc.	3.803%	8/15/42	243	207
Caterpillar Inc.	3.250%	9/19/49	200	152
Caterpillar Inc.	3.250%	4/9/50	200	153
Caterpillar Inc.	4.750%	5/15/64	100	95
Cintas Corp. No. 2	3.700%	4/1/27	175	169
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CNH Industrial Capital LLC	4.200%	1/15/24	90	89
	CNH Industrial Capital LLC	1.450%	7/15/26	200	177
	CNH Industrial NV	3.850%	11/15/27	100	94
[2]	Continental Airlines Class A Series 2012-2 Pass Through Trust	4.000%	4/29/26	28	26
	Crane Co.	4.200%	3/15/48	125	89
	CSX Corp.	3.400%	8/1/24	62	61
	CSX Corp.	3.350%	11/1/25	150	144
	CSX Corp.	3.250%	6/1/27	150	141
	CSX Corp.	3.800%	3/1/28	350	334
	CSX Corp.	4.250%	3/15/29	200	192
	CSX Corp.	2.400%	2/15/30	172	145
	CSX Corp.	4.100%	11/15/32	87	81
	CSX Corp.	6.220%	4/30/40	152	164
	CSX Corp.	5.500%	4/15/41	225	226
	CSX Corp.	4.750%	5/30/42	210	192
	CSX Corp.	4.100%	3/15/44	150	126
	CSX Corp.	4.300%	3/1/48	250	213
	CSX Corp.	4.500%	3/15/49	225	197
	CSX Corp.	3.350%	9/15/49	265	191
	CSX Corp.	4.500%	8/1/54	25	21
	CSX Corp.	4.250%	11/1/66	150	118
	CSX Corp.	4.650%	3/1/68	75	64
	Cummins Inc.	0.750%	9/1/25	400	361
	Cummins Inc.	2.600%	9/1/50	200	125
	Deere & Co.	2.750%	4/15/25	100	96
	Deere & Co.	5.375%	10/16/29	125	129
	Deere & Co.	7.125%	3/3/31	100	115
	Deere & Co.	3.900%	6/9/42	250	222
	Deere & Co.	2.875%	9/7/49	200	143
	Deere & Co.	3.750%	4/15/50	175	148
	Delta Air Lines Class AA Series 2019-1 Pass Through Trust	3.204%	10/25/25	75	73
[2]	Delta Air Lines Class AA Series 2020-1 Pass Through Trust	2.000%	12/10/29	128	109
[2,5]	Delta Air Lines Inc. / SkyMiles IP Ltd.	4.750%	10/20/28	200	188
	Dover Corp.	3.150%	11/15/25	200	190
	Dover Corp.	2.950%	11/4/29	75	65
	Eaton Corp.	3.103%	9/15/27	128	119
	Eaton Corp.	4.150%	3/15/33	236	220
	Eaton Corp.	4.150%	11/2/42	150	128
	Eaton Corp.	4.700%	8/23/52	228	208
	Emerson Electric Co.	2.000%	12/21/28	200	170
	Emerson Electric Co.	1.950%	10/15/30	100	81
	Emerson Electric Co.	2.200%	12/21/31	200	162
	Emerson Electric Co.	2.750%	10/15/50	150	97
	Emerson Electric Co.	2.800%	12/21/51	200	129
	FedEx Corp.	3.250%	4/1/26	100	95
	FedEx Corp.	3.100%	8/5/29	200	176
	FedEx Corp.	4.250%	5/15/30	100	94
	FedEx Corp.	3.900%	2/1/35	200	170
	FedEx Corp.	4.100%	4/15/43	75	58
	FedEx Corp.	4.100%	2/1/45	125	97
	FedEx Corp.	4.750%	11/15/45	250	212
	FedEx Corp.	4.550%	4/1/46	225	183
	FedEx Corp.	4.400%	1/15/47	125	99
	FedEx Corp.	4.050%	2/15/48	200	152
	FedEx Corp.	4.950%	10/17/48	250	219
	FedEx Corp.	5.250%	5/15/50	250	230
	FedEx Corp.	4.500%	2/1/65	60	44
[2]	FedEx Corp. Class AA Series 2020-1 Pass Through Trust	1.875%	8/20/35	447	363
	Fortive Corp.	3.150%	6/15/26	150	140
	Fortive Corp.	4.300%	6/15/46	100	78
	GE Capital Funding LLC	3.450%	5/15/25	445	428
	GE Capital Funding LLC	4.550%	5/15/32	200	190
	General Dynamics Corp.	2.375%	11/15/24	320	305
	General Dynamics Corp.	3.250%	4/1/25	150	145
	General Dynamics Corp.	3.500%	5/15/25	200	195
	General Dynamics Corp.	3.500%	4/1/27	100	96
	General Dynamics Corp.	2.625%	11/15/27	200	182

46

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Dynamics Corp.	3.750%	5/15/28	200	191
	General Dynamics Corp.	3.625%	4/1/30	200	186
	General Dynamics Corp.	4.250%	4/1/40	150	137
	General Dynamics Corp.	3.600%	11/15/42	100	82
	General Electric Co.	5.875%	1/14/38	560	571
	GXO Logistics Inc.	2.650%	7/15/31	250	185
	Honeywell International Inc.	2.300%	8/15/24	425	408
	Honeywell International Inc.	1.350%	6/1/25	275	254
	Honeywell International Inc.	2.500%	11/1/26	50	46
	Honeywell International Inc.	1.100%	3/1/27	250	218
	Honeywell International Inc.	4.950%	2/15/28	90	91
	Honeywell International Inc.	2.700%	8/15/29	100	89
	Honeywell International Inc.	1.950%	6/1/30	1,000	827
	Honeywell International Inc.	1.750%	9/1/31	250	198
	Honeywell International Inc.	5.000%	2/15/33	197	201
	Honeywell International Inc.	5.700%	3/15/37	200	211
	Honeywell International Inc.	5.375%	3/1/41	150	155
	Hubbell Inc.	3.350%	3/1/26	75	71
	Hubbell Inc.	3.150%	8/15/27	50	46
	Hubbell Inc.	3.500%	2/15/28	175	161
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	100	91
	Huntington Ingalls Industries Inc.	2.043%	8/16/28	200	165
	Huntington Ingalls Industries Inc.	4.200%	5/1/30	200	181
	IDEX Corp.	3.000%	5/1/30	75	65
	Illinois Tool Works Inc.	3.500%	3/1/24	200	197
	Illinois Tool Works Inc.	2.650%	11/15/26	300	279
	Illinois Tool Works Inc.	4.875%	9/15/41	75	73
	Illinois Tool Works Inc.	3.900%	9/1/42	250	213
	JB Hunt Transport Services Inc.	3.875%	3/1/26	200	194
[2]	JetBlue Class A Series 2020-1 Pass Through Trust	4.000%	5/15/34	130	115
[2]	JetBlue Class AA Series 2019-1 Pass Through Trust	2.750%	11/15/33	130	107
	John Deere Capital Corp.	0.900%	1/10/24	300	288
	John Deere Capital Corp.	2.600%	3/7/24	75	73
	John Deere Capital Corp.	2.650%	6/24/24	75	73
	John Deere Capital Corp.	0.625%	9/10/24	200	187
	John Deere Capital Corp.	2.050%	1/9/25	350	332
	John Deere Capital Corp.	1.250%	1/10/25	500	468
	John Deere Capital Corp.	3.450%	3/13/25	300	292
	John Deere Capital Corp.	3.400%	9/11/25	75	73
	John Deere Capital Corp.	0.700%	1/15/26	300	267
	John Deere Capital Corp.	2.650%	6/10/26	100	94
	John Deere Capital Corp.	1.050%	6/17/26	200	177
	John Deere Capital Corp.	2.250%	9/14/26	125	115
	John Deere Capital Corp.	2.350%	3/8/27	200	182
	John Deere Capital Corp.	2.800%	9/8/27	150	138
	John Deere Capital Corp.	4.150%	9/15/27	200	196
	John Deere Capital Corp.	3.050%	1/6/28	100	93
	John Deere Capital Corp.	3.450%	3/7/29	50	46
	John Deere Capital Corp.	2.800%	7/18/29	150	134
	John Deere Capital Corp.	2.450%	1/9/30	325	280
	Johnson Controls International plc	3.625%	7/2/24	126	123
	Johnson Controls International plc	3.900%	2/14/26	37	36
	Johnson Controls International plc	6.000%	1/15/36	39	40
	Johnson Controls International plc	4.625%	7/2/44	175	151
	Johnson Controls International plc	5.125%	9/14/45	14	13
	Johnson Controls International plc	4.500%	2/15/47	100	83
	Johnson Controls International plc	4.950%	7/2/64	72	60
	Johnson Controls International plc / Tyco Fire & Security Finance SCA	2.000%	9/16/31	200	158
	Kansas City Southern	2.875%	11/15/29	100	86
	Kansas City Southern	4.300%	5/15/43	75	62
	Kansas City Southern	4.950%	8/15/45	125	113
	Kansas City Southern	4.700%	5/1/48	225	196
	Kansas City Southern	3.500%	5/1/50	100	71
	Kennametal Inc.	4.625%	6/15/28	120	113
	Keysight Technologies Inc.	4.550%	10/30/24	195	192
	Keysight Technologies Inc.	4.600%	4/6/27	125	122
	Keysight Technologies Inc.	3.000%	10/30/29	100	87
	Kirby Corp.	4.200%	3/1/28	300	273
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	L3Harris Technologies Inc.	3.950%	5/28/24	103	101
	L3Harris Technologies Inc.	3.832%	4/27/25	200	194
	L3Harris Technologies Inc.	3.850%	12/15/26	50	48
	L3Harris Technologies Inc.	4.400%	6/15/28	175	169
	L3Harris Technologies Inc.	4.854%	4/27/35	100	93
	L3Harris Technologies Inc.	5.054%	4/27/45	100	90
	Legrand France SA	8.500%	2/15/25	68	73
	Lennox International Inc.	3.000%	11/15/23	100	98
	Lennox International Inc.	1.700%	8/1/27	50	43
	Lockheed Martin Corp.	3.550%	1/15/26	190	185
	Lockheed Martin Corp.	5.100%	11/15/27	250	256
	Lockheed Martin Corp.	3.900%	6/15/32	100	94
	Lockheed Martin Corp.	5.250%	1/15/33	250	258
	Lockheed Martin Corp.	3.600%	3/1/35	150	133
	Lockheed Martin Corp.	4.500%	5/15/36	100	95
	Lockheed Martin Corp.	6.150%	9/1/36	300	325
	Lockheed Martin Corp.	4.070%	12/15/42	270	233
	Lockheed Martin Corp.	3.800%	3/1/45	100	82
	Lockheed Martin Corp.	4.700%	5/15/46	275	256
	Lockheed Martin Corp.	2.800%	6/15/50	175	119
	Lockheed Martin Corp.	4.090%	9/15/52	331	280
	Lockheed Martin Corp.	4.150%	6/15/53	250	213
	Lockheed Martin Corp.	5.700%	11/15/54	250	265
	Lockheed Martin Corp.	4.300%	6/15/62	125	105
	Lockheed Martin Corp.	5.900%	11/15/63	134	145
[5]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	450	448
	Norfolk Southern Corp.	3.850%	1/15/24	75	74
	Norfolk Southern Corp.	3.650%	8/1/25	50	48
	Norfolk Southern Corp.	2.900%	6/15/26	310	290
	Norfolk Southern Corp.	7.800%	5/15/27	60	66
	Norfolk Southern Corp.	3.150%	6/1/27	125	116
	Norfolk Southern Corp.	3.800%	8/1/28	113	108
	Norfolk Southern Corp.	2.550%	11/1/29	200	171
	Norfolk Southern Corp.	3.000%	3/15/32	200	171
	Norfolk Southern Corp.	4.837%	10/1/41	113	104
	Norfolk Southern Corp.	4.450%	6/15/45	75	64
	Norfolk Southern Corp.	4.650%	1/15/46	75	66
	Norfolk Southern Corp.	4.150%	2/28/48	25	21
	Norfolk Southern Corp.	4.100%	5/15/49	73	59
	Norfolk Southern Corp.	3.400%	11/1/49	75	54
	Norfolk Southern Corp.	3.050%	5/15/50	350	235
	Norfolk Southern Corp.	4.050%	8/15/52	239	192
	Norfolk Southern Corp.	3.155%	5/15/55	438	292
	Norfolk Southern Corp.	4.100%	5/15/21	100	70
	Northrop Grumman Corp.	2.930%	1/15/25	275	264
	Northrop Grumman Corp.	3.200%	2/1/27	150	141
	Northrop Grumman Corp.	3.250%	1/15/28	100	92
	Northrop Grumman Corp.	4.400%	5/1/30	290	279
	Northrop Grumman Corp.	5.150%	5/1/40	90	88
	Northrop Grumman Corp.	5.050%	11/15/40	150	143
	Northrop Grumman Corp.	4.750%	6/1/43	275	254
	Northrop Grumman Corp.	4.030%	10/15/47	380	315
	Northrop Grumman Corp.	5.250%	5/1/50	310	307
	Nvent Finance Sarl	4.550%	4/15/28	100	92
	Oshkosh Corp.	4.600%	5/15/28	185	176
	Oshkosh Corp.	3.100%	3/1/30	60	51
	Otis Worldwide Corp.	2.293%	4/5/27	200	180
	Otis Worldwide Corp.	2.565%	2/15/30	300	252
	Otis Worldwide Corp.	3.112%	2/15/40	400	295
	Otis Worldwide Corp.	3.362%	2/15/50	150	105
	PACCAR Financial Corp.	2.150%	8/15/24	75	72
	PACCAR Financial Corp.	1.800%	2/6/25	60	56
	Parker-Hannifin Corp.	2.700%	6/14/24	110	106
	Parker-Hannifin Corp.	3.650%	6/15/24	225	220
	Parker-Hannifin Corp.	3.300%	11/21/24	290	280
	Parker-Hannifin Corp.	3.250%	3/1/27	125	117
	Parker-Hannifin Corp.	4.250%	9/15/27	215	209
	Parker-Hannifin Corp.	3.250%	6/14/29	75	67
	Parker-Hannifin Corp.	6.250%	5/15/38	150	155

47

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Parker-Hannifin Corp.	4.450%	11/21/44	200	172
	Parker-Hannifin Corp.	4.000%	6/14/49	215	170
	Precision Castparts Corp.	3.250%	6/15/25	175	169
	Precision Castparts Corp.	4.375%	6/15/45	200	175
	Quanta Services Inc.	2.900%	10/1/30	400	329
	Raytheon Technologies Corp.	3.200%	3/15/24	175	171
	Raytheon Technologies Corp.	3.950%	8/16/25	400	391
	Raytheon Technologies Corp.	3.500%	3/15/27	300	286
	Raytheon Technologies Corp.	3.125%	5/4/27	225	210
	Raytheon Technologies Corp.	7.200%	8/15/27	25	27
	Raytheon Technologies Corp.	4.125%	11/16/28	537	515
	Raytheon Technologies Corp.	2.250%	7/1/30	300	250
	Raytheon Technologies Corp.	1.900%	9/1/31	200	157
	Raytheon Technologies Corp.	2.375%	3/15/32	200	162
	Raytheon Technologies Corp.	5.400%	5/1/35	150	150
	Raytheon Technologies Corp.	6.050%	6/1/36	100	106
	Raytheon Technologies Corp.	6.125%	7/15/38	50	53
	Raytheon Technologies Corp.	4.450%	11/16/38	175	159
	Raytheon Technologies Corp.	4.700%	12/15/41	50	46
	Raytheon Technologies Corp.	4.500%	6/1/42	675	607
	Raytheon Technologies Corp.	4.800%	12/15/43	65	59
	Raytheon Technologies Corp.	4.150%	5/15/45	200	167
	Raytheon Technologies Corp.	3.750%	11/1/46	200	156
	Raytheon Technologies Corp.	4.350%	4/15/47	250	214
	Raytheon Technologies Corp.	4.050%	5/4/47	300	246
	Raytheon Technologies Corp.	4.625%	11/16/48	350	317
	Raytheon Technologies Corp.	3.125%	7/1/50	179	126
	Raytheon Technologies Corp.	2.820%	9/1/51	200	130
	Raytheon Technologies Corp.	3.030%	3/15/52	200	137
	Republic Services Inc.	2.500%	8/15/24	200	192
	Republic Services Inc.	0.875%	11/15/25	500	446
	Republic Services Inc.	6.200%	3/1/40	175	185
	Republic Services Inc.	5.700%	5/15/41	100	102
	Rockwell Automation Inc.	3.500%	3/1/29	100	93
	Rockwell Automation Inc.	1.750%	8/15/31	200	158
	Rockwell Automation Inc.	4.200%	3/1/49	125	107
	Rockwell Automation Inc.	2.800%	8/15/61	200	120
	Ryder System Inc.	3.750%	6/9/23	225	223
	Ryder System Inc.	3.650%	3/18/24	150	147
	Ryder System Inc.	2.500%	9/1/24	50	48
	Ryder System Inc.	4.625%	6/1/25	193	189
	Ryder System Inc.	2.900%	12/1/26	100	91
	Snap-on Inc.	3.250%	3/1/27	50	47
	Snap-on Inc.	4.100%	3/1/48	75	63
	Snap-on Inc.	3.100%	5/1/50	75	53
	Southwest Airlines Co.	5.250%	5/4/25	600	602
	Southwest Airlines Co.	3.000%	11/15/26	100	92
	Southwest Airlines Co.	5.125%	6/15/27	475	470
	Southwest Airlines Co.	3.450%	11/16/27	50	46
	Southwest Airlines Co.	2.625%	2/10/30	100	83
[2]	Spirit Airlines Class A Series 2015-1 Pass Through Trust	4.100%	10/1/29	15	13
	Stanley Black & Decker Inc.	3.400%	3/1/26	100	95
	Stanley Black & Decker Inc.	5.200%	9/1/40	75	71
	Stanley Black & Decker Inc.	4.850%	11/15/48	90	79
	Stanley Black & Decker Inc.	4.000%	3/15/60	400	344
	Textron Inc.	4.000%	3/15/26	200	193
	Textron Inc.	3.650%	3/15/27	250	233
	Textron Inc.	3.900%	9/17/29	225	204
	Timken Co.	3.875%	9/1/24	100	97
	Timken Co.	4.500%	12/15/28	25	24
	Trane Technologies Global Holding Co Ltd.	5.750%	6/15/43	125	123
	Trane Technologies Luxembourg Finance SA	3.550%	11/1/24	375	365
	Trane Technologies Luxembourg Finance SA	3.500%	3/21/26	75	71
	Trane Technologies Luxembourg Finance SA	3.800%	3/21/29	225	207
	Trane Technologies Luxembourg Finance SA	4.500%	3/21/49	75	61
	Trimble Inc.	4.750%	12/1/24	93	92
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Trimble Inc.	4.900%	6/15/28	50	48
	Tyco Electronics Group SA	3.450%	8/1/24	125	122
	Tyco Electronics Group SA	3.125%	8/15/27	200	185
	Tyco Electronics Group SA	2.500%	2/4/32	200	165
	Tyco Electronics Group SA	7.125%	10/1/37	125	143
	Union Pacific Corp.	3.646%	2/15/24	50	49
	Union Pacific Corp.	3.150%	3/1/24	100	98
	Union Pacific Corp.	3.250%	1/15/25	206	200
	Union Pacific Corp.	3.750%	7/15/25	560	545
	Union Pacific Corp.	2.750%	3/1/26	75	71
	Union Pacific Corp.	2.150%	2/5/27	513	463
	Union Pacific Corp.	2.400%	2/5/30	200	171
	Union Pacific Corp.	2.800%	2/14/32	100	86
	Union Pacific Corp.	3.375%	2/1/35	100	85
	Union Pacific Corp.	2.891%	4/6/36	500	396
	Union Pacific Corp.	3.600%	9/15/37	290	246
	Union Pacific Corp.	3.250%	2/5/50	200	146
	Union Pacific Corp.	2.950%	3/10/52	250	170
	Union Pacific Corp.	4.950%	9/9/52	110	106
	Union Pacific Corp.	3.500%	2/14/53	600	453
	Union Pacific Corp.	3.875%	2/1/55	100	79
	Union Pacific Corp.	3.950%	8/15/59	100	79
	Union Pacific Corp.	3.839%	3/20/60	386	300
	Union Pacific Corp.	2.973%	9/16/62	325	208
	Union Pacific Corp.	3.799%	4/6/71	535	395
[2]	United Airlines Class A Series 2013-1 Pass Through Trust	4.300%	2/15/27	45	42
[2]	United Airlines Class A Series 2014-1 Pass Through Trust	4.000%	10/11/27	59	54
[2]	United Airlines Class A Series 2016-1 Pass Through Trust	3.450%	1/7/30	37	31
[2]	United Airlines Class A Series 2016-2 Pass Through Trust	3.100%	4/7/30	37	29
[2]	United Airlines Class A Series 2020-1 Pass Through Trust	5.875%	4/15/29	545	537
[2]	United Airlines Class AA Series 2015-1 Pass Through Trust	3.450%	6/1/29	120	107
[2]	United Airlines Class AA Series 2016-1 Pass Through Trust	3.100%	1/7/30	295	260
[2]	United Airlines Class AA Series 2016-2 Pass Through Trust	2.875%	4/7/30	55	47
[2]	United Airlines Class AA Series 2019-1 Pass Through Trust	4.150%	2/25/33	155	136
[2]	United Airlines Class AA Series 2019-2 Pass Through Trust	2.700%	11/1/33	88	71
[2]	United Airlines Class B Series 2020-1 Pass Through Trust	4.875%	7/15/27	152	143
	United Parcel Service Inc.	2.800%	11/15/24	186	179
	United Parcel Service Inc.	3.900%	4/1/25	300	296
	United Parcel Service Inc.	2.400%	11/15/26	399	371
	United Parcel Service Inc.	3.400%	3/15/29	100	93
	United Parcel Service Inc.	2.500%	9/1/29	100	87
	United Parcel Service Inc.	6.200%	1/15/38	173	192
	United Parcel Service Inc.	5.200%	4/1/40	255	255
	United Parcel Service Inc.	4.875%	11/15/40	75	73
	United Parcel Service Inc.	3.625%	10/1/42	100	83
	United Parcel Service Inc.	3.400%	11/15/46	110	85
	United Parcel Service Inc.	4.250%	3/15/49	125	111
	United Parcel Service Inc.	3.400%	9/1/49	200	154
	United Parcel Service Inc.	5.300%	4/1/50	300	313
	Valmont Industries Inc.	5.000%	10/1/44	150	129
	Valmont Industries Inc.	5.250%	10/1/54	75	64
	Waste Connections Inc.	4.250%	12/1/28	51	49
	Waste Connections Inc.	3.500%	5/1/29	200	183
	Waste Connections Inc.	2.600%	2/1/30	139	118
	Waste Connections Inc.	2.200%	1/15/32	200	159
	Waste Connections Inc.	3.050%	4/1/50	75	51
	Waste Connections Inc.	2.950%	1/15/52	200	133
	Waste Management Inc.	0.750%	11/15/25	100	90
	Waste Management Inc.	3.150%	11/15/27	125	117
	Waste Management Inc.	1.500%	3/15/31	200	156
	Waste Management Inc.	2.950%	6/1/41	200	148
	Waste Management Inc.	2.500%	11/15/50	200	125

48

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Westinghouse Air Brake Technologies Corp.	4.400%	3/15/24	275	270
Westinghouse Air Brake Technologies Corp.	3.200%	6/15/25	360	339
Westinghouse Air Brake Technologies Corp.	4.950%	9/15/28	175	168
WW Grainger Inc.	1.850%	2/15/25	75	70
WW Grainger Inc.	3.750%	5/15/46	75	59
WW Grainger Inc.	4.200%	5/15/47	75	63
Xylem Inc.	3.250%	11/1/26	100	94
Xylem Inc.	1.950%	1/30/28	100	86
Xylem Inc.	2.250%	1/30/31	100	81
Xylem Inc.	4.375%	11/1/46	100	83
				80,781
Materials (0.8%)
Air Products and Chemicals Inc.	3.350%	7/31/24	200	195
Air Products and Chemicals Inc.	2.050%	5/15/30	200	167
Air Products and Chemicals Inc.	2.700%	5/15/40	200	150
Air Products and Chemicals Inc.	2.800%	5/15/50	200	139
Albemarle Corp.	5.450%	12/1/44	75	69
Albemarle Corp.	5.650%	6/1/52	300	274
Amcor Flexibles North America Inc.	4.000%	5/17/25	91	89
Amcor Flexibles North America Inc.	3.100%	9/15/26	50	46
Amcor Flexibles North America Inc.	2.630%	6/19/30	125	101
Amcor Flexibles North America Inc.	2.690%	5/25/31	200	163
AngloGold Ashanti Holdings plc	3.375%	11/1/28	200	175
AngloGold Ashanti Holdings plc	3.750%	10/1/30	200	175
ArcelorMittal SA	4.550%	3/11/26	100	97
ArcelorMittal SA	6.550%	11/29/27	200	202
ArcelorMittal SA	4.250%	7/16/29	100	89
ArcelorMittal SA	6.800%	11/29/32	180	179
ArcelorMittal SA	7.000%	10/15/39	100	101
ArcelorMittal SA	6.750%	3/1/41	100	97
Avery Dennison Corp.	4.875%	12/6/28	75	73
Barrick Gold Corp.	6.450%	10/15/35	75	78
Barrick North America Finance LLC	5.700%	5/30/41	450	453
Barrick North America Finance LLC	5.750%	5/1/43	150	151
Berry Global Inc.	0.950%	2/15/24	200	190
Berry Global Inc.	1.570%	1/15/26	400	357
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	131
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	558
Cabot Corp.	4.000%	7/1/29	55	49
Carlisle Cos. Inc.	3.500%	12/1/24	50	48
Carlisle Cos. Inc.	3.750%	12/1/27	125	117
Carlisle Cos. Inc.	2.750%	3/1/30	150	125
Celanese U.S. Holdings LLC	6.330%	7/15/29	200	195
Celanese U.S. Holdings LLC	6.379%	7/15/32	200	191
Celanese US Holdings LLC	3.500%	5/8/24	100	97
Celanese US Holdings LLC	5.900%	7/5/24	200	200
Celanese US Holdings LLC	6.050%	3/15/25	300	299
Celanese US Holdings LLC	6.165%	7/15/27	400	395
Celulosa Arauco y Constitucion SA	3.875%	11/2/27	300	281
Celulosa Arauco y Constitucion SA	5.500%	11/2/47	200	178
CF Industries Inc.	5.150%	3/15/34	200	189
CF Industries Inc.	4.950%	6/1/43	150	128
CF Industries Inc.	5.375%	3/15/44	100	90
Dow Chemical Co.	4.550%	11/30/25	10	10
Dow Chemical Co.	4.800%	11/30/28	225	222
Dow Chemical Co.	2.100%	11/15/30	400	322
Dow Chemical Co.	4.250%	10/1/34	106	95
Dow Chemical Co.	9.400%	5/15/39	203	268
Dow Chemical Co.	5.250%	11/15/41	100	94
Dow Chemical Co.	4.625%	10/1/44	200	166
Dow Chemical Co.	5.550%	11/30/48	100	94
Dow Chemical Co.	6.900%	5/15/53	150	164
DuPont de Nemours Inc.	4.493%	11/15/25	350	344
DuPont de Nemours Inc.	4.725%	11/15/28	425	419
DuPont de Nemours Inc.	5.319%	11/15/38	300	291
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
DuPont de Nemours Inc.	5.419%	11/15/48	375	358
Eastman Chemical Co.	3.800%	3/15/25	200	194
Eastman Chemical Co.	4.800%	9/1/42	225	191
Eastman Chemical Co.	4.650%	10/15/44	150	124
Ecolab Inc.	2.700%	11/1/26	200	186
Ecolab Inc.	1.650%	2/1/27	100	89
Ecolab Inc.	3.250%	12/1/27	100	93
Ecolab Inc.	5.250%	1/15/28	200	204
Ecolab Inc.	4.800%	3/24/30	300	298
Ecolab Inc.	1.300%	1/30/31	500	381
Ecolab Inc.	2.125%	2/1/32	100	80
Ecolab Inc.	2.700%	12/15/51	100	63
Ecolab Inc.	2.750%	8/18/55	100	60
EI du Pont de Nemours and Co.	1.700%	7/15/25	100	92
EI du Pont de Nemours and Co.	2.300%	7/15/30	100	84
Fibria Overseas Finance Ltd.	4.000%	1/14/25	150	146
FMC Corp.	4.100%	2/1/24	250	246
FMC Corp.	3.200%	10/1/26	50	47
FMC Corp.	3.450%	10/1/29	100	88
FMC Corp.	4.500%	10/1/49	100	80
Freeport-McMoRan Inc.	4.550%	11/14/24	100	99
Freeport-McMoRan Inc.	5.000%	9/1/27	200	195
Freeport-McMoRan Inc.	4.125%	3/1/28	100	93
Freeport-McMoRan Inc.	4.375%	8/1/28	100	94
Freeport-McMoRan Inc.	5.250%	9/1/29	100	96
Freeport-McMoRan Inc.	4.250%	3/1/30	100	91
Freeport-McMoRan Inc.	4.625%	8/1/30	200	187
Freeport-McMoRan Inc.	5.400%	11/14/34	100	94
Freeport-McMoRan Inc.	5.450%	3/15/43	400	360
Georgia-Pacific LLC	8.000%	1/15/24	250	257
Georgia-Pacific LLC	7.375%	12/1/25	100	106
Georgia-Pacific LLC	8.875%	5/15/31	250	306
Huntsman International LLC	2.950%	6/15/31	100	78
International Flavors & Fragrances Inc.	4.450%	9/26/28	50	47
International Flavors & Fragrances Inc.	4.375%	6/1/47	90	70
International Flavors & Fragrances Inc.	5.000%	9/26/48	100	86
International Paper Co.	5.000%	9/15/35	100	95
International Paper Co.	4.800%	6/15/44	200	174
International Paper Co.	4.400%	8/15/47	200	165
Kinross Gold Corp.	5.950%	3/15/24	75	75
Kinross Gold Corp.	4.500%	7/15/27	25	24
Linde Inc.	2.650%	2/5/25	147	141
Linde Inc.	4.700%	12/5/25	200	200
Linde Inc.	1.100%	8/10/30	500	384
Linde Inc.	3.550%	11/7/42	50	40
LYB International Finance BV	5.250%	7/15/43	200	176
LYB International Finance III LLC	1.250%	10/1/25	491	439
LYB International Finance III LLC	3.375%	10/1/40	200	142
LYB International Finance III LLC	4.200%	10/15/49	135	101
LYB International Finance III LLC	3.625%	4/1/51	400	268
LyondellBasell Industries NV	4.625%	2/26/55	425	334
Martin Marietta Materials Inc.	4.250%	7/2/24	100	99
Martin Marietta Materials Inc.	3.450%	6/1/27	50	46
Martin Marietta Materials Inc.	3.500%	12/15/27	100	93
Martin Marietta Materials Inc.	2.500%	3/15/30	100	83
Martin Marietta Materials Inc.	2.400%	7/15/31	150	120
Martin Marietta Materials Inc.	4.250%	12/15/47	175	142
Martin Marietta Materials Inc.	3.200%	7/15/51	220	149
Mosaic Co.	4.050%	11/15/27	200	189
Mosaic Co.	5.450%	11/15/33	100	97
Mosaic Co.	4.875%	11/15/41	50	43
Mosaic Co.	5.625%	11/15/43	100	93
Newmont Corp.	2.800%	10/1/29	150	128
Newmont Corp.	2.250%	10/1/30	200	161
Newmont Corp.	2.600%	7/15/32	200	159
Newmont Corp.	5.875%	4/1/35	100	101
Newmont Corp.	6.250%	10/1/39	225	236
Newmont Corp.	5.450%	6/9/44	200	189
Nucor Corp.	2.000%	6/1/25	100	93

49

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Nucor Corp.	3.950%	5/1/28	100	94
Nucor Corp.	2.700%	6/1/30	100	85
Nucor Corp.	3.125%	4/1/32	100	85
Nucor Corp.	2.979%	12/15/55	300	186
Nutrien Ltd.	3.000%	4/1/25	250	238
Nutrien Ltd.	5.950%	11/7/25	200	204
Nutrien Ltd.	4.000%	12/15/26	50	49
Nutrien Ltd.	2.950%	5/13/30	175	150
Nutrien Ltd.	4.125%	3/15/35	250	216
Nutrien Ltd.	5.625%	12/1/40	275	266
Nutrien Ltd.	4.900%	6/1/43	50	44
Nutrien Ltd.	5.250%	1/15/45	191	174
Nutrien Ltd.	5.000%	4/1/49	100	90
Owens Corning	3.400%	8/15/26	200	187
Owens Corning	3.950%	8/15/29	100	91
Owens Corning	3.875%	6/1/30	50	44
Owens Corning	4.300%	7/15/47	200	156
Owens Corning	4.400%	1/30/48	75	58
Packaging Corp. of America	3.400%	12/15/27	100	92
Packaging Corp. of America	3.000%	12/15/29	140	120
Packaging Corp. of America	4.050%	12/15/49	90	69
Packaging Corp. of America	3.050%	10/1/51	200	128
PPG Industries Inc.	2.400%	8/15/24	200	191
PPG Industries Inc.	2.550%	6/15/30	300	251
Reliance Steel & Aluminum Co.	1.300%	8/15/25	200	181
Reliance Steel & Aluminum Co.	2.150%	8/15/30	200	158
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	241
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	83
Rio Tinto Finance USA Ltd.	2.750%	11/2/51	350	232
Rio Tinto Finance USA plc	4.750%	3/22/42	150	141
Rio Tinto Finance USA plc	4.125%	8/21/42	250	216
Rohm and Haas Co.	7.850%	7/15/29	125	139
RPM International Inc.	3.750%	3/15/27	50	47
RPM International Inc.	4.250%	1/15/48	200	150
Sherwin-Williams Co.	3.125%	6/1/24	325	316
Sherwin-Williams Co.	3.450%	8/1/25	225	216
Sherwin-Williams Co.	4.250%	8/8/25	200	197
Sherwin-Williams Co.	3.950%	1/15/26	200	195
Sherwin-Williams Co.	3.450%	6/1/27	100	94
Sherwin-Williams Co.	2.950%	8/15/29	200	175
Sherwin-Williams Co.	2.300%	5/15/30	100	82
Sherwin-Williams Co.	4.000%	12/15/42	100	79
Sherwin-Williams Co.	4.550%	8/1/45	90	76
Sherwin-Williams Co.	4.500%	6/1/47	300	252
Sherwin-Williams Co.	3.300%	5/15/50	100	69
Sherwin-Williams Co.	2.900%	3/15/52	100	63
Sonoco Products Co.	2.250%	2/1/27	500	443
Sonoco Products Co.	3.125%	5/1/30	105	90
Southern Copper Corp.	3.875%	4/23/25	50	49
Southern Copper Corp.	7.500%	7/27/35	100	116
Southern Copper Corp.	6.750%	4/16/40	325	363
Southern Copper Corp.	5.250%	11/8/42	300	288
Southern Copper Corp.	5.875%	4/23/45	200	205
Steel Dynamics Inc.	2.400%	6/15/25	100	94
Steel Dynamics Inc.	3.450%	4/15/30	125	110
Steel Dynamics Inc.	3.250%	1/15/31	100	86
Steel Dynamics Inc.	3.250%	10/15/50	200	130
Suzano Austria GmbH	6.000%	1/15/29	400	399
Suzano Austria GmbH	5.000%	1/15/30	200	188
Suzano Austria GmbH	3.750%	1/15/31	200	167
Suzano Austria GmbH	3.125%	1/15/32	125	98
Teck Resources Ltd.	3.900%	7/15/30	100	90
Teck Resources Ltd.	6.000%	8/15/40	48	46
Vale Overseas Ltd.	6.250%	8/10/26	200	207
Vale Overseas Ltd.	3.750%	7/8/30	100	88
Vale Overseas Ltd.	8.250%	1/17/34	50	59
Vale Overseas Ltd.	6.875%	11/21/36	310	328
Vale Overseas Ltd.	6.875%	11/10/39	450	475
Vale SA	5.625%	9/11/42	75	71
Vulcan Materials Co.	4.500%	4/1/25	200	198
Vulcan Materials Co.	3.500%	6/1/30	150	132
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Vulcan Materials Co.	4.500%	6/15/47	125	104
Westlake Corp.	3.600%	8/15/26	300	282
Westlake Corp.	3.375%	6/15/30	100	86
Westlake Corp.	5.000%	8/15/46	200	168
Westlake Corp.	3.125%	8/15/51	100	62
Westlake Corp.	3.375%	8/15/61	100	59
WestRock MWV LLC	7.950%	2/15/31	250	281
WRKCo Inc.	3.000%	9/15/24	250	239
WRKCo Inc.	4.650%	3/15/26	100	98
WRKCo Inc.	3.375%	9/15/27	250	230
WRKCo Inc.	4.900%	3/15/29	200	192
WRKCo Inc.	3.000%	6/15/33	100	80
				32,983
Real Estate (1.0%)
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	254	246
Alexandria Real Estate Equities Inc.	2.750%	12/15/29	200	170
Alexandria Real Estate Equities Inc.	3.375%	8/15/31	150	131
Alexandria Real Estate Equities Inc.	1.875%	2/1/33	500	373
Alexandria Real Estate Equities Inc.	4.000%	2/1/50	125	95
Alexandria Real Estate Equities Inc.	3.000%	5/18/51	500	319
Alexandria Real Estate Equities Inc.	3.550%	3/15/52	200	143
American Homes 4 Rent LP	2.375%	7/15/31	200	154
American Homes 4 Rent LP	3.375%	7/15/51	200	126
American Tower Corp.	5.000%	2/15/24	100	100
American Tower Corp.	3.375%	5/15/24	200	195
American Tower Corp.	2.950%	1/15/25	100	95
American Tower Corp.	4.000%	6/1/25	138	134
American Tower Corp.	1.600%	4/15/26	200	178
American Tower Corp.	1.450%	9/15/26	200	174
American Tower Corp.	3.375%	10/15/26	200	187
American Tower Corp.	2.750%	1/15/27	500	453
American Tower Corp.	3.125%	1/15/27	125	115
American Tower Corp.	3.650%	3/15/27	200	187
American Tower Corp.	1.500%	1/31/28	500	414
American Tower Corp.	3.950%	3/15/29	140	129
American Tower Corp.	3.800%	8/15/29	475	432
American Tower Corp.	2.900%	1/15/30	145	123
American Tower Corp.	2.100%	6/15/30	150	119
American Tower Corp.	2.700%	4/15/31	200	163
American Tower Corp.	2.300%	9/15/31	200	156
American Tower Corp.	4.050%	3/15/32	200	179
American Tower Corp.	3.700%	10/15/49	200	142
American Tower Corp.	3.100%	6/15/50	150	96
AvalonBay Communities Inc.	2.850%	3/15/23	25	25
AvalonBay Communities Inc.	3.450%	6/1/25	100	96
AvalonBay Communities Inc.	2.950%	5/11/26	150	140
AvalonBay Communities Inc.	2.900%	10/15/26	50	46
AvalonBay Communities Inc.	3.350%	5/15/27	75	70
AvalonBay Communities Inc.	3.200%	1/15/28	75	69
AvalonBay Communities Inc.	2.050%	1/15/32	300	236
AvalonBay Communities Inc.	3.900%	10/15/46	50	39
AvalonBay Communities Inc.	4.350%	4/15/48	60	49
Boston Properties LP	3.200%	1/15/25	111	106
Boston Properties LP	3.650%	2/1/26	100	95
Boston Properties LP	2.750%	10/1/26	50	45
Boston Properties LP	3.400%	6/21/29	400	345
Boston Properties LP	2.900%	3/15/30	400	327
Brandywine Operating Partnership LP	3.950%	11/15/27	100	84
Brixmor Operating Partnership LP	3.650%	6/15/24	50	49
Brixmor Operating Partnership LP	3.850%	2/1/25	125	120
Brixmor Operating Partnership LP	4.125%	6/15/26	200	190
Brixmor Operating Partnership LP	3.900%	3/15/27	75	69
Brixmor Operating Partnership LP	4.125%	5/15/29	533	476
Brixmor Operating Partnership LP	4.050%	7/1/30	250	220

50

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Camden Property Trust	3.150%	7/1/29	50	45
Camden Property Trust	2.800%	5/15/30	265	228
Camden Property Trust	3.350%	11/1/49	120	84
CBRE Services Inc.	4.875%	3/1/26	125	124
CBRE Services Inc.	2.500%	4/1/31	200	158
Corporate Office Properties LP	2.000%	1/15/29	350	269
Crown Castle International Corp.	3.200%	9/1/24	250	242
Crown Castle International Corp.	1.350%	7/15/25	100	91
Crown Castle International Corp.	4.450%	2/15/26	250	244
Crown Castle International Corp.	3.700%	6/15/26	175	166
Crown Castle International Corp.	2.900%	3/15/27	200	182
Crown Castle International Corp.	3.650%	9/1/27	325	302
Crown Castle International Corp.	3.800%	2/15/28	425	395
Crown Castle International Corp.	3.100%	11/15/29	100	87
Crown Castle International Corp.	3.300%	7/1/30	115	100
Crown Castle International Corp.	2.250%	1/15/31	200	160
Crown Castle International Corp.	2.500%	7/15/31	200	161
Crown Castle International Corp.	2.900%	4/1/41	500	343
Crown Castle International Corp.	4.750%	5/15/47	95	81
Crown Castle International Corp.	5.200%	2/15/49	75	67
Crown Castle International Corp.	4.150%	7/1/50	100	77
Crown Castle International Corp.	3.250%	1/15/51	200	131
CubeSmart LP	4.000%	11/15/25	50	48
CubeSmart LP	3.125%	9/1/26	100	93
CubeSmart LP	2.250%	12/15/28	200	165
CubeSmart LP	4.375%	2/15/29	50	46
CubeSmart LP	2.000%	2/15/31	75	56
CubeSmart LP	2.500%	2/15/32	200	153
Digital Realty Trust LP	4.450%	7/15/28	370	351
Digital Realty Trust LP	3.600%	7/1/29	175	156
EPR Properties	4.500%	6/1/27	141	122
EPR Properties	3.600%	11/15/31	375	271
Equinix Inc.	2.625%	11/18/24	200	191
Equinix Inc.	1.250%	7/15/25	100	91
Equinix Inc.	1.000%	9/15/25	500	447
Equinix Inc.	1.450%	5/15/26	200	176
Equinix Inc.	2.900%	11/18/26	100	91
Equinix Inc.	1.800%	7/15/27	100	86
Equinix Inc.	1.550%	3/15/28	500	414
Equinix Inc.	3.200%	11/18/29	250	218
Equinix Inc.	2.150%	7/15/30	250	199
Equinix Inc.	2.500%	5/15/31	200	160
Equinix Inc.	3.000%	7/15/50	100	63
ERP Operating LP	3.375%	6/1/25	125	120
ERP Operating LP	2.850%	11/1/26	50	46
ERP Operating LP	3.500%	3/1/28	100	92
ERP Operating LP	4.150%	12/1/28	70	66
ERP Operating LP	3.000%	7/1/29	75	65
ERP Operating LP	2.500%	2/15/30	150	125
ERP Operating LP	4.500%	7/1/44	150	128
ERP Operating LP	4.500%	6/1/45	25	21
ERP Operating LP	4.000%	8/1/47	100	77
Essex Portfolio LP	3.250%	5/1/23	25	25
Essex Portfolio LP	3.875%	5/1/24	50	49
Essex Portfolio LP	3.500%	4/1/25	166	160
Essex Portfolio LP	3.375%	4/15/26	345	324
Essex Portfolio LP	3.625%	5/1/27	100	94
Essex Portfolio LP	4.000%	3/1/29	100	91
Essex Portfolio LP	3.000%	1/15/30	110	93
Essex Portfolio LP	2.650%	3/15/32	105	83
Essex Portfolio LP	4.500%	3/15/48	120	97
Federal Realty Investment Trust	2.750%	6/1/23	25	25
Federal Realty Investment Trust	3.250%	7/15/27	50	46
Federal Realty Investment Trust	3.200%	6/15/29	25	22
Federal Realty Investment Trust	4.500%	12/1/44	150	118
GLP Capital LP / GLP Financing II Inc.	3.350%	9/1/24	75	72
GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	200	197
GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	175	173
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	25	25
GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	275	260
GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/30	175	153
GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/31	200	170
Healthcare Realty Holdings LP	3.625%	1/15/28	100	88
Healthcare Trust of America Holdings LP	3.500%	8/1/26	130	121
Healthcare Trust of America Holdings LP	2.000%	3/15/31	500	378
Healthpeak Properties Inc.	3.400%	2/1/25	81	78
Healthpeak Properties Inc.	3.250%	7/15/26	25	24
Healthpeak Properties Inc.	3.500%	7/15/29	125	111
Healthpeak Properties Inc.	3.000%	1/15/30	200	171
Healthpeak Properties Inc.	6.750%	2/1/41	100	103
Highwoods Realty LP	2.600%	2/1/31	250	185
Host Hotels & Resorts LP	2.900%	12/15/31	275	211
Hudson Pacific Properties LP	3.950%	11/1/27	100	85
Hudson Pacific Properties LP	4.650%	4/1/29	25	21
Hudson Pacific Properties LP	3.250%	1/15/30	60	46
Invitation Homes Operating Partnership LP	2.300%	11/15/28	200	165
Invitation Homes Operating Partnership LP	2.700%	1/15/34	200	146
Kilroy Realty LP	3.450%	12/15/24	50	48
Kilroy Realty LP	4.750%	12/15/28	50	45
Kilroy Realty LP	4.250%	8/15/29	104	91
Kilroy Realty LP	3.050%	2/15/30	200	160
Kilroy Realty LP	2.650%	11/15/33	500	344
Kimco Realty Corp.	2.800%	10/1/26	125	115
Kimco Realty Corp.	3.800%	4/1/27	75	70
Kimco Realty Corp.	1.900%	3/1/28	500	419
Kimco Realty Corp.	2.700%	10/1/30	100	82
Kimco Realty Corp.	3.200%	4/1/32	500	414
Kimco Realty Corp.	4.600%	2/1/33	200	184
Kimco Realty Corp.	4.125%	12/1/46	50	37
Kimco Realty Corp.	4.450%	9/1/47	50	39
Kite Realty Group LP	4.000%	10/1/26	200	184
Life Storage LP	3.500%	7/1/26	125	117
Life Storage LP	3.875%	12/15/27	150	139
Life Storage LP	4.000%	6/15/29	25	22
Life Storage LP	2.400%	10/15/31	200	153
LXP Industrial Trust	2.375%	10/1/31	200	152
Mid-America Apartments LP	3.750%	6/15/24	50	49
Mid-America Apartments LP	3.600%	6/1/27	250	237
Mid-America Apartments LP	2.750%	3/15/30	150	128
Mid-America Apartments LP	1.700%	2/15/31	150	117
National Retail Properties Inc.	3.500%	10/15/27	350	317
National Retail Properties Inc.	4.300%	10/15/28	25	23
National Retail Properties Inc.	2.500%	4/15/30	75	61
National Retail Properties Inc.	4.800%	10/15/48	50	41
National Retail Properties Inc.	3.100%	4/15/50	50	31
Omega Healthcare Investors Inc.	4.950%	4/1/24	100	99
Omega Healthcare Investors Inc.	4.500%	4/1/27	300	281
Omega Healthcare Investors Inc.	3.625%	10/1/29	250	205
Omega Healthcare Investors Inc.	3.375%	2/1/31	250	193
Phillips Edison Grocery Center Operating Partnership I LP	2.625%	11/15/31	250	184
Physicians Realty LP	4.300%	3/15/27	100	94
Physicians Realty LP	3.950%	1/15/28	100	91
Physicians Realty LP	2.625%	11/1/31	500	390
Piedmont Operating Partnership LP	3.400%	6/1/23	75	74
Prologis LP	3.250%	6/30/26	175	166
Prologis LP	2.125%	4/15/27	105	94
Prologis LP	3.375%	12/15/27	160	149
Prologis LP	3.875%	9/15/28	100	95
Prologis LP	4.000%	9/15/28	50	48
Prologis LP	4.375%	2/1/29	200	191
Prologis LP	2.875%	11/15/29	70	61

51

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Prologis LP	2.250%	4/15/30	155	129
Prologis LP	1.750%	7/1/30	200	158
Prologis LP	1.250%	10/15/30	350	266
Prologis LP	4.375%	9/15/48	75	64
Prologis LP	3.000%	4/15/50	140	94
Public Storage	1.500%	11/9/26	225	200
Public Storage	3.094%	9/15/27	100	93
Public Storage	1.950%	11/9/28	225	192
Public Storage	3.385%	5/1/29	100	91
Public Storage	2.250%	11/9/31	225	181
Realty Income Corp.	4.600%	2/6/24	75	75
Realty Income Corp.	3.875%	7/15/24	50	49
Realty Income Corp.	3.875%	4/15/25	225	220
Realty Income Corp.	4.625%	11/1/25	75	74
Realty Income Corp.	4.125%	10/15/26	125	121
Realty Income Corp.	3.000%	1/15/27	150	139
Realty Income Corp.	3.950%	8/15/27	450	430
Realty Income Corp.	3.650%	1/15/28	190	177
Realty Income Corp.	3.100%	12/15/29	150	131
Realty Income Corp.	1.800%	3/15/33	500	360
Realty Income Corp.	4.650%	3/15/47	175	154
Regency Centers LP	3.600%	2/1/27	25	23
Regency Centers LP	4.125%	3/15/28	75	69
Regency Centers LP	2.950%	9/15/29	100	84
Regency Centers LP	4.400%	2/1/47	200	154
Regency Centers LP	4.650%	3/15/49	75	60
Rexford Industrial Realty LP	2.150%	9/1/31	200	153
Sabra Health Care LP	5.125%	8/15/26	25	24
Sabra Health Care LP	3.900%	10/15/29	150	125
Sabra Health Care LP	3.200%	12/1/31	200	149
Safehold Operating Partnership LP	2.850%	1/15/32	200	152
Simon Property Group LP	3.750%	2/1/24	150	148
Simon Property Group LP	2.000%	9/13/24	145	138
Simon Property Group LP	3.500%	9/1/25	300	288
Simon Property Group LP	3.300%	1/15/26	195	185
Simon Property Group LP	1.375%	1/15/27	500	437
Simon Property Group LP	1.750%	2/1/28	250	213
Simon Property Group LP	2.650%	7/15/30	200	166
Simon Property Group LP	2.200%	2/1/31	250	198
Simon Property Group LP	2.250%	1/15/32	500	389
Simon Property Group LP	2.650%	2/1/32	100	80
Simon Property Group LP	4.250%	11/30/46	100	81
Simon Property Group LP	3.250%	9/13/49	200	132
Simon Property Group LP	3.800%	7/15/50	200	147
SITE Centers Corp.	3.900%	8/15/24	100	96
SITE Centers Corp.	4.250%	2/1/26	70	66
Spirit Realty LP	3.200%	1/15/27	80	71
Spirit Realty LP	2.100%	3/15/28	300	245
Spirit Realty LP	4.000%	7/15/29	60	52
Spirit Realty LP	3.400%	1/15/30	80	67
STORE Capital Corp.	4.500%	3/15/28	75	68
STORE Capital Corp.	4.625%	3/15/29	100	89
Sun Communities Operating LP	2.300%	11/1/28	200	167
Sun Communities Operating LP	4.200%	4/15/32	200	176
Tanger Properties LP	3.125%	9/1/26	175	160
Tanger Properties LP	3.875%	7/15/27	50	46
UDR Inc.	2.950%	9/1/26	150	138
UDR Inc.	3.500%	7/1/27	150	140
UDR Inc.	3.500%	1/15/28	250	227
UDR Inc.	3.200%	1/15/30	60	52
UDR Inc.	3.000%	8/15/31	65	54
UDR Inc.	1.900%	3/15/33	200	142
UDR Inc.	3.100%	11/1/34	65	50
Ventas Realty LP	3.500%	4/15/24	75	73
Ventas Realty LP	3.750%	5/1/24	200	196
Ventas Realty LP	2.650%	1/15/25	75	71
Ventas Realty LP	4.125%	1/15/26	75	73
Ventas Realty LP	3.250%	10/15/26	75	69
Ventas Realty LP	3.850%	4/1/27	50	47
Ventas Realty LP	4.000%	3/1/28	125	116
Ventas Realty LP	3.000%	1/15/30	100	84
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Ventas Realty LP	4.750%	11/15/30	330	309
Ventas Realty LP	4.875%	4/15/49	80	67
VICI Properties LP	4.750%	2/15/28	200	190
VICI Properties LP	4.950%	2/15/30	200	188
VICI Properties LP	5.125%	5/15/32	200	185
VICI Properties LP	5.625%	5/15/52	100	88
Vornado Realty LP	3.500%	1/15/25	100	94
Welltower Inc.	3.625%	3/15/24	195	191
Welltower Inc.	4.000%	6/1/25	380	370
Welltower Inc.	4.250%	4/1/26	150	145
Welltower Inc.	2.700%	2/15/27	300	270
Welltower Inc.	4.250%	4/15/28	125	117
Welltower Inc.	4.125%	3/15/29	250	229
Welltower Inc.	2.750%	1/15/31	250	200
Welltower Inc.	2.750%	1/15/32	200	156
Welltower Inc.	6.500%	3/15/41	25	25
Welltower Inc.	4.950%	9/1/48	75	62
Weyerhaeuser Co.	4.000%	11/15/29	150	137
Weyerhaeuser Co.	4.000%	4/15/30	200	183
Weyerhaeuser Co.	7.375%	3/15/32	29	32
WP Carey Inc.	4.600%	4/1/24	125	124
WP Carey Inc.	4.000%	2/1/25	50	49
WP Carey Inc.	4.250%	10/1/26	75	72
WP Carey Inc.	2.250%	4/1/33	500	371
				40,624
Technology (2.5%)
Adobe Inc.	1.900%	2/1/25	20	19
Adobe Inc.	3.250%	2/1/25	175	170
Adobe Inc.	2.150%	2/1/27	180	164
Adobe Inc.	2.300%	2/1/30	260	222
Amdocs Ltd.	2.538%	6/15/30	200	162
Analog Devices Inc.	2.950%	4/1/25	85	82
Analog Devices Inc.	3.500%	12/5/26	200	191
Analog Devices Inc.	3.450%	6/15/27	100	94
Analog Devices Inc.	1.700%	10/1/28	200	169
Analog Devices Inc.	2.800%	10/1/41	200	147
Analog Devices Inc.	2.950%	10/1/51	400	271
Apple Inc.	3.000%	2/9/24	325	319
Apple Inc.	3.450%	5/6/24	75	74
Apple Inc.	2.850%	5/11/24	343	334
Apple Inc.	1.800%	9/11/24	150	143
Apple Inc.	2.750%	1/13/25	275	265
Apple Inc.	1.125%	5/11/25	900	829
Apple Inc.	0.550%	8/20/25	500	451
Apple Inc.	0.700%	2/8/26	500	444
Apple Inc.	3.250%	2/23/26	705	678
Apple Inc.	2.450%	8/4/26	450	418
Apple Inc.	3.350%	2/9/27	500	479
Apple Inc.	3.200%	5/11/27	775	736
Apple Inc.	2.900%	9/12/27	555	518
Apple Inc.	1.200%	2/8/28	500	425
Apple Inc.	1.400%	8/5/28	475	402
Apple Inc.	2.200%	9/11/29	430	371
Apple Inc.	1.250%	8/20/30	500	393
Apple Inc.	1.650%	2/8/31	500	402
Apple Inc.	1.700%	8/5/31	200	160
Apple Inc.	4.500%	2/23/36	225	223
Apple Inc.	2.375%	2/8/41	500	354
Apple Inc.	3.850%	5/4/43	450	391
Apple Inc.	4.450%	5/6/44	200	190
Apple Inc.	3.450%	2/9/45	225	181
Apple Inc.	4.375%	5/13/45	400	370
Apple Inc.	4.650%	2/23/46	910	865
Apple Inc.	3.850%	8/4/46	375	319
Apple Inc.	3.750%	11/13/47	450	376
Apple Inc.	2.650%	5/11/50	515	342
Apple Inc.	2.650%	2/8/51	600	400
Apple Inc.	2.550%	8/20/60	500	306
Apple Inc.	2.800%	2/8/61	400	257
Apple Inc.	2.850%	8/5/61	275	179
Applied Materials Inc.	3.900%	10/1/25	145	142

52

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Applied Materials Inc.	3.300%	4/1/27	225	214
	Applied Materials Inc.	1.750%	6/1/30	200	163
	Applied Materials Inc.	5.100%	10/1/35	100	101
	Applied Materials Inc.	5.850%	6/15/41	125	137
	Applied Materials Inc.	4.350%	4/1/47	175	158
	Applied Materials Inc.	2.750%	6/1/50	200	137
	Arrow Electronics Inc.	3.250%	9/8/24	171	165
	Arrow Electronics Inc.	4.000%	4/1/25	50	48
	Arrow Electronics Inc.	3.875%	1/12/28	100	91
	Autodesk Inc.	4.375%	6/15/25	100	99
	Autodesk Inc.	3.500%	6/15/27	75	70
	Autodesk Inc.	2.850%	1/15/30	75	64
	Autodesk Inc.	2.400%	12/15/31	200	160
	Automatic Data Processing Inc.	3.375%	9/15/25	200	194
	Automatic Data Processing Inc.	1.700%	5/15/28	200	174
	Automatic Data Processing Inc.	1.250%	9/1/30	400	312
	Avnet Inc.	4.625%	4/15/26	100	96
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	725	686
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	150	137
	Broadcom Inc.	2.250%	11/15/23	200	195
	Broadcom Inc.	3.150%	11/15/25	278	264
[5]	Broadcom Inc.	1.950%	2/15/28	157	133
	Broadcom Inc.	4.110%	9/15/28	428	399
[5]	Broadcom Inc.	4.000%	4/15/29	200	182
	Broadcom Inc.	4.750%	4/15/29	300	286
	Broadcom Inc.	5.000%	4/15/30	250	237
	Broadcom Inc.	4.150%	11/15/30	600	538
[5]	Broadcom Inc.	2.450%	2/15/31	500	394
	Broadcom Inc.	4.300%	11/15/32	400	353
[5]	Broadcom Inc.	3.419%	4/15/33	652	523
[5]	Broadcom Inc.	3.469%	4/15/34	436	346
[5]	Broadcom Inc.	3.187%	11/15/36	50	36
[5]	Broadcom Inc.	4.926%	5/15/37	550	481
[5]	Broadcom Inc.	3.500%	2/15/41	700	501
[5]	Broadcom Inc.	3.750%	2/15/51	500	349
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	94
	Broadridge Financial Solutions Inc.	2.900%	12/1/29	75	63
	Broadridge Financial Solutions Inc.	2.600%	5/1/31	200	163
	Cadence Design Systems Inc.	4.375%	10/15/24	100	99
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	100	97
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	100	92
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	100	85
	CGI Inc.	1.450%	9/14/26	100	88
	CGI Inc.	2.300%	9/14/31	100	76
	Cisco Systems Inc.	3.625%	3/4/24	275	271
	Cisco Systems Inc.	2.950%	2/28/26	100	96
	Cisco Systems Inc.	2.500%	9/20/26	225	210
	Cisco Systems Inc.	5.500%	1/15/40	400	417
	Corning Inc.	4.700%	3/15/37	275	250
	Corning Inc.	5.750%	8/15/40	195	194
	Corning Inc.	3.900%	11/15/49	100	73
	Corning Inc.	4.375%	11/15/57	350	272
	Corning Inc.	5.450%	11/15/79	200	173
	Dell Inc.	7.100%	4/15/28	30	32
	Dell Inc.	6.500%	4/15/38	100	99
	Dell International LLC / EMC Corp.	4.000%	7/15/24	100	98
	Dell International LLC / EMC Corp.	5.850%	7/15/25	200	203
	Dell International LLC / EMC Corp.	6.020%	6/15/26	1,075	1,097
	Dell International LLC / EMC Corp.	4.900%	10/1/26	250	246
	Dell International LLC / EMC Corp.	6.100%	7/15/27	100	103
	Dell International LLC / EMC Corp.	5.300%	10/1/29	325	317
	Dell International LLC / EMC Corp.	6.200%	7/15/30	150	153
	Dell International LLC / EMC Corp.	8.100%	7/15/36	173	194
[5]	Dell International LLC / EMC Corp.	3.375%	12/15/41	200	134
	Dell International LLC / EMC Corp.	8.350%	7/15/46	105	120
[5]	Dell International LLC / EMC Corp.	3.450%	12/15/51	300	186
	DXC Technology Co.	1.800%	9/15/26	200	174
	DXC Technology Co.	2.375%	9/15/28	200	168
	Equifax Inc.	2.600%	12/1/24	75	72
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Equifax Inc.	2.600%	12/15/25	100	93
Equifax Inc.	3.100%	5/15/30	120	101
Equifax Inc.	2.350%	9/15/31	200	155
Fidelity National Information Services Inc.	0.600%	3/1/24	200	189
Fidelity National Information Services Inc.	1.150%	3/1/26	500	439
Fidelity National Information Services Inc.	1.650%	3/1/28	200	166
Fidelity National Information Services Inc.	3.750%	5/21/29	100	91
Fidelity National Information Services Inc.	2.250%	3/1/31	300	236
Fidelity National Information Services Inc.	3.100%	3/1/41	200	139
Fiserv Inc.	2.750%	7/1/24	400	386
Fiserv Inc.	3.850%	6/1/25	400	388
Fiserv Inc.	3.200%	7/1/26	700	656
Fiserv Inc.	2.250%	6/1/27	300	268
Fiserv Inc.	4.200%	10/1/28	200	189
Fiserv Inc.	3.500%	7/1/29	600	541
Fiserv Inc.	2.650%	6/1/30	200	168
Fiserv Inc.	4.400%	7/1/49	415	338
Flex Ltd.	4.750%	6/15/25	26	25
Flex Ltd.	4.875%	6/15/29	50	47
Global Payments Inc.	1.500%	11/15/24	200	186
Global Payments Inc.	2.650%	2/15/25	337	317
Global Payments Inc.	4.800%	4/1/26	150	146
Global Payments Inc.	2.150%	1/15/27	200	175
Global Payments Inc.	3.200%	8/15/29	310	265
Global Payments Inc.	2.900%	5/15/30	200	164
Global Payments Inc.	2.900%	11/15/31	200	158
Global Payments Inc.	5.400%	8/15/32	200	191
Global Payments Inc.	4.150%	8/15/49	200	143
Global Payments Inc.	5.950%	8/15/52	200	182
Hewlett Packard Enterprise Co.	1.450%	4/1/24	150	143
Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	495
Hewlett Packard Enterprise Co.	1.750%	4/1/26	150	135
Hewlett Packard Enterprise Co.	6.200%	10/15/35	150	155
Hewlett Packard Enterprise Co.	6.350%	10/15/45	275	275
HP Inc.	2.200%	6/17/25	300	281
HP Inc.	1.450%	6/17/26	200	175
HP Inc.	3.000%	6/17/27	350	320
HP Inc.	4.750%	1/15/28	200	194
HP Inc.	4.000%	4/15/29	200	183
HP Inc.	3.400%	6/17/30	500	423
HP Inc.	2.650%	6/17/31	200	156
HP Inc.	4.200%	4/15/32	200	172
HP Inc.	5.500%	1/15/33	200	188
HP Inc.	6.000%	9/15/41	100	96
Intel Corp.	2.875%	5/11/24	250	243
Intel Corp.	3.400%	3/25/25	300	292
Intel Corp.	3.700%	7/29/25	450	439
Intel Corp.	2.600%	5/19/26	210	196
Intel Corp.	3.750%	8/5/27	200	192
Intel Corp.	1.600%	8/12/28	200	170
Intel Corp.	2.450%	11/15/29	375	322
Intel Corp.	3.900%	3/25/30	345	324
Intel Corp.	2.000%	8/12/31	250	198
Intel Corp.	4.150%	8/5/32	200	187
Intel Corp.	4.000%	12/15/32	150	139
Intel Corp.	4.600%	3/25/40	150	136
Intel Corp.	2.800%	8/12/41	200	139
Intel Corp.	4.800%	10/1/41	162	150
Intel Corp.	4.250%	12/15/42	150	128
Intel Corp.	4.100%	5/19/46	250	204
Intel Corp.	4.100%	5/11/47	200	162
Intel Corp.	3.734%	12/8/47	674	507
Intel Corp.	3.250%	11/15/49	300	204
Intel Corp.	4.750%	3/25/50	400	349
Intel Corp.	3.050%	8/12/51	250	162
Intel Corp.	3.100%	2/15/60	300	187

53

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Intel Corp.	3.200%	8/12/61	200	126
Intel Corp.	5.050%	8/5/62	355	313
International Business Machines Corp.	3.625%	2/12/24	450	443
International Business Machines Corp.	3.000%	5/15/24	600	584
International Business Machines Corp.	7.000%	10/30/25	300	318
International Business Machines Corp.	3.450%	2/19/26	285	274
International Business Machines Corp.	3.300%	5/15/26	700	666
International Business Machines Corp.	1.700%	5/15/27	265	233
International Business Machines Corp.	6.220%	8/1/27	75	79
International Business Machines Corp.	6.500%	1/15/28	75	80
International Business Machines Corp.	3.500%	5/15/29	750	689
International Business Machines Corp.	1.950%	5/15/30	265	216
International Business Machines Corp.	4.150%	5/15/39	400	344
International Business Machines Corp.	5.600%	11/30/39	48	49
International Business Machines Corp.	2.850%	5/15/40	165	119
International Business Machines Corp.	4.000%	6/20/42	358	297
International Business Machines Corp.	4.250%	5/15/49	500	415
International Business Machines Corp.	2.950%	5/15/50	165	108
International Business Machines Corp.	3.430%	2/9/52	100	71
Intuit Inc.	0.950%	7/15/25	100	91
Intuit Inc.	1.350%	7/15/27	100	87
Intuit Inc.	1.650%	7/15/30	100	80
Jabil Inc.	3.950%	1/12/28	100	93
Jabil Inc.	3.600%	1/15/30	100	88
Jabil Inc.	3.000%	1/15/31	150	124
Juniper Networks Inc.	3.750%	8/15/29	200	178
Juniper Networks Inc.	5.950%	3/15/41	25	23
KLA Corp.	4.650%	11/1/24	73	73
KLA Corp.	4.100%	3/15/29	150	145
KLA Corp.	4.650%	7/15/32	200	196
KLA Corp.	5.000%	3/15/49	75	70
KLA Corp.	3.300%	3/1/50	150	109
KLA Corp.	4.950%	7/15/52	200	188
KLA Corp.	5.250%	7/15/62	200	193
Kyndryl Holdings Inc.	2.050%	10/15/26	100	83
Kyndryl Holdings Inc.	2.700%	10/15/28	100	75
Kyndryl Holdings Inc.	3.150%	10/15/31	100	67
Kyndryl Holdings Inc.	4.100%	10/15/41	100	59
Lam Research Corp.	3.800%	3/15/25	145	142
Lam Research Corp.	3.750%	3/15/26	150	146
Lam Research Corp.	4.000%	3/15/29	150	143
Lam Research Corp.	1.900%	6/15/30	295	240
Lam Research Corp.	4.875%	3/15/49	125	119
Lam Research Corp.	2.875%	6/15/50	150	102
Lam Research Corp.	3.125%	6/15/60	100	66
Leidos Inc.	3.625%	5/15/25	100	96
Leidos Inc.	4.375%	5/15/30	150	135
Leidos Inc.	2.300%	2/15/31	200	153
Marvell Technology Inc.	2.450%	4/15/28	100	84
Marvell Technology Inc.	4.875%	6/22/28	100	95
Marvell Technology Inc.	2.950%	4/15/31	100	80
Mastercard Inc.	3.375%	4/1/24	300	295
Mastercard Inc.	2.000%	3/3/25	400	379
Mastercard Inc.	2.950%	11/21/26	100	94
Mastercard Inc.	3.300%	3/26/27	200	191
Mastercard Inc.	2.950%	6/1/29	275	248
Mastercard Inc.	3.350%	3/26/30	300	275
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Mastercard Inc.	2.000%	11/18/31	200	161
Mastercard Inc.	3.950%	2/26/48	100	86
Mastercard Inc.	3.650%	6/1/49	250	204
Mastercard Inc.	3.850%	3/26/50	200	168
Microchip Technology Inc.	4.250%	9/1/25	200	194
Micron Technology Inc.	4.975%	2/6/26	100	98
Micron Technology Inc.	4.185%	2/15/27	200	190
Micron Technology Inc.	5.327%	2/6/29	150	144
Micron Technology Inc.	4.663%	2/15/30	100	91
Micron Technology Inc.	3.366%	11/1/41	100	67
Micron Technology Inc.	3.477%	11/1/51	100	62
Microsoft Corp.	2.875%	2/6/24	500	490
Microsoft Corp.	3.125%	11/3/25	632	611
Microsoft Corp.	2.400%	8/8/26	805	751
Microsoft Corp.	3.300%	2/6/27	675	651
Microsoft Corp.	3.500%	2/12/35	325	294
Microsoft Corp.	3.450%	8/8/36	425	377
Microsoft Corp.	4.100%	2/6/37	250	237
Microsoft Corp.	3.700%	8/8/46	1,226	1,047
Microsoft Corp.	2.525%	6/1/50	1,478	985
Microsoft Corp.	2.921%	3/17/52	1,364	972
Microsoft Corp.	2.675%	6/1/60	594	384
Microsoft Corp.	3.041%	3/17/62	656	457
Moody's Corp.	4.875%	2/15/24	250	249
Moody's Corp.	3.250%	1/15/28	200	185
Moody's Corp.	2.000%	8/19/31	200	158
Moody's Corp.	2.750%	8/19/41	200	140
Moody's Corp.	4.875%	12/17/48	125	113
Moody's Corp.	3.250%	5/20/50	100	69
Moody's Corp.	3.750%	2/25/52	100	77
Moody's Corp.	3.100%	11/29/61	200	126
Motorola Solutions Inc.	4.000%	9/1/24	26	26
Motorola Solutions Inc.	4.600%	2/23/28	125	121
Motorola Solutions Inc.	5.500%	9/1/44	75	68
NetApp Inc.	3.300%	9/29/24	75	73
NetApp Inc.	1.875%	6/22/25	150	138
NetApp Inc.	2.375%	6/22/27	100	89
NetApp Inc.	2.700%	6/22/30	200	164
NVIDIA Corp.	0.584%	6/14/24	250	236
NVIDIA Corp.	3.200%	9/16/26	200	190
NVIDIA Corp.	1.550%	6/15/28	250	214
NVIDIA Corp.	2.850%	4/1/30	300	262
NVIDIA Corp.	2.000%	6/15/31	250	201
NVIDIA Corp.	3.500%	4/1/40	200	162
NVIDIA Corp.	3.500%	4/1/50	405	306
NVIDIA Corp.	3.700%	4/1/60	113	84
NXP BV / NXP Funding LLC	4.875%	3/1/24	200	198
NXP BV / NXP Funding LLC	5.350%	3/1/26	100	99
NXP BV / NXP Funding LLC	5.550%	12/1/28	75	75
NXP BV / NXP Funding LLC / NXP USA Inc.	4.300%	6/18/29	450	417
NXP BV / NXP Funding LLC / NXP USA Inc.	3.400%	5/1/30	200	173
NXP BV / NXP Funding LLC / NXP USA Inc.	2.500%	5/11/31	200	158
NXP BV / NXP Funding LLC / NXP USA Inc.	2.650%	2/15/32	200	156
NXP BV / NXP Funding LLC / NXP USA Inc.	3.250%	5/11/41	200	139
NXP BV / NXP Funding LLC / NXP USA Inc.	3.125%	2/15/42	100	67
NXP BV / NXP Funding LLC / NXP USA Inc.	3.250%	11/30/51	100	62
Oracle Corp.	3.400%	7/8/24	450	439
Oracle Corp.	2.950%	11/15/24	425	409
Oracle Corp.	2.500%	4/1/25	919	867
Oracle Corp.	1.650%	3/25/26	725	650
Oracle Corp.	2.650%	7/15/26	561	516
Oracle Corp.	2.800%	4/1/27	500	456
Oracle Corp.	2.300%	3/25/28	500	434
Oracle Corp.	6.150%	11/9/29	225	234
Oracle Corp.	2.950%	4/1/30	550	469

54

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oracle Corp.	2.875%	3/25/31	900	747
	Oracle Corp.	6.250%	11/9/32	225	236
	Oracle Corp.	4.300%	7/8/34	325	286
	Oracle Corp.	3.900%	5/15/35	150	125
	Oracle Corp.	3.850%	7/15/36	250	205
	Oracle Corp.	3.800%	11/15/37	525	414
	Oracle Corp.	6.125%	7/8/39	250	249
	Oracle Corp.	3.600%	4/1/40	605	447
	Oracle Corp.	5.375%	7/15/40	400	367
	Oracle Corp.	3.650%	3/25/41	300	222
	Oracle Corp.	4.500%	7/8/44	250	201
	Oracle Corp.	4.125%	5/15/45	425	321
	Oracle Corp.	4.000%	7/15/46	575	422
	Oracle Corp.	4.000%	11/15/47	475	349
	Oracle Corp.	3.600%	4/1/50	920	628
	Oracle Corp.	3.950%	3/25/51	600	432
	Oracle Corp.	6.900%	11/9/52	225	243
	Oracle Corp.	4.375%	5/15/55	150	115
	Oracle Corp.	3.850%	4/1/60	500	335
	Oracle Corp.	4.100%	3/25/61	300	209
	PayPal Holdings Inc.	2.400%	10/1/24	100	96
	PayPal Holdings Inc.	1.650%	6/1/25	200	185
	PayPal Holdings Inc.	2.650%	10/1/26	300	277
	PayPal Holdings Inc.	2.850%	10/1/29	400	348
	PayPal Holdings Inc.	2.300%	6/1/30	200	164
	PayPal Holdings Inc.	4.400%	6/1/32	200	188
	PayPal Holdings Inc.	3.250%	6/1/50	310	213
[5]	Qorvo Inc.	1.750%	12/15/24	100	92
	Qorvo Inc.	4.375%	10/15/29	200	177
	QUALCOMM Inc.	2.900%	5/20/24	172	168
	QUALCOMM Inc.	3.450%	5/20/25	200	194
	QUALCOMM Inc.	3.250%	5/20/27	400	381
	QUALCOMM Inc.	1.300%	5/20/28	378	320
	QUALCOMM Inc.	1.650%	5/20/32	414	319
	QUALCOMM Inc.	5.400%	5/20/33	200	208
	QUALCOMM Inc.	4.650%	5/20/35	200	194
	QUALCOMM Inc.	4.800%	5/20/45	275	258
	QUALCOMM Inc.	4.300%	5/20/47	350	304
	QUALCOMM Inc.	3.250%	5/20/50	200	146
	QUALCOMM Inc.	4.500%	5/20/52	200	176
	QUALCOMM Inc.	6.000%	5/20/53	200	214
	RELX Capital Inc.	4.000%	3/18/29	100	93
	RELX Capital Inc.	3.000%	5/22/30	150	128
	RELX Capital Inc.	4.750%	5/20/32	100	96
	Roper Technologies Inc.	2.350%	9/15/24	125	119
	Roper Technologies Inc.	1.000%	9/15/25	500	449
	Roper Technologies Inc.	3.850%	12/15/25	100	97
	Roper Technologies Inc.	3.800%	12/15/26	145	139
	Roper Technologies Inc.	1.400%	9/15/27	500	424
	Roper Technologies Inc.	4.200%	9/15/28	175	169
	Roper Technologies Inc.	2.950%	9/15/29	125	108
	Roper Technologies Inc.	2.000%	6/30/30	125	100
[5]	S&P Global Inc.	2.450%	3/1/27	250	228
[5]	S&P Global Inc.	4.750%	8/1/28	140	138
[5]	S&P Global Inc.	2.700%	3/1/29	250	220
[5]	S&P Global Inc.	4.250%	5/1/29	100	95
	S&P Global Inc.	2.500%	12/1/29	125	107
	S&P Global Inc.	1.250%	8/15/30	400	308
[5]	S&P Global Inc.	2.900%	3/1/32	300	256
	S&P Global Inc.	3.250%	12/1/49	150	110
[5]	S&P Global Inc.	3.700%	3/1/52	200	156
	S&P Global Inc.	2.300%	8/15/60	100	55
[5]	S&P Global Inc.	3.900%	3/1/62	200	155
	salesforce.com Inc.	3.700%	4/11/28	325	312
	salesforce.com Inc.	1.500%	7/15/28	200	171
	salesforce.com Inc.	1.950%	7/15/31	300	240
	salesforce.com Inc.	2.700%	7/15/41	250	179
	salesforce.com Inc.	2.900%	7/15/51	400	266
	salesforce.com Inc.	3.050%	7/15/61	250	162
	ServiceNow Inc.	1.400%	9/1/30	400	305
	Skyworks Solutions Inc.	1.800%	6/1/26	200	176
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Teledyne FLIR LLC	2.500%	8/1/30	100	81
Teledyne Technologies Inc.	0.950%	4/1/24	300	284
Teledyne Technologies Inc.	2.750%	4/1/31	300	246
Texas Instruments Inc.	2.625%	5/15/24	25	24
Texas Instruments Inc.	1.375%	3/12/25	200	187
Texas Instruments Inc.	1.125%	9/15/26	200	177
Texas Instruments Inc.	2.900%	11/3/27	94	88
Texas Instruments Inc.	2.250%	9/4/29	100	86
Texas Instruments Inc.	1.750%	5/4/30	210	173
Texas Instruments Inc.	1.900%	9/15/31	150	121
Texas Instruments Inc.	3.875%	3/15/39	142	125
Texas Instruments Inc.	4.150%	5/15/48	300	267
Thomson Reuters Corp.	5.500%	8/15/35	75	71
Thomson Reuters Corp.	5.850%	4/15/40	100	97
Thomson Reuters Corp.	5.650%	11/23/43	100	92
TSMC Arizona Corp.	1.750%	10/25/26	400	355
TSMC Arizona Corp.	3.875%	4/22/27	200	192
TSMC Arizona Corp.	2.500%	10/25/31	200	164
TSMC Arizona Corp.	4.250%	4/22/32	200	193
TSMC Arizona Corp.	3.125%	10/25/41	200	153
TSMC Arizona Corp.	3.250%	10/25/51	200	145
TSMC Arizona Corp.	4.500%	4/22/52	200	180
Verisk Analytics Inc.	4.000%	6/15/25	150	146
Verisk Analytics Inc.	4.125%	3/15/29	400	373
Verisk Analytics Inc.	5.500%	6/15/45	50	47
Verisk Analytics Inc.	3.625%	5/15/50	100	69
Visa Inc.	3.150%	12/14/25	925	892
Visa Inc.	1.900%	4/15/27	200	180
Visa Inc.	0.750%	8/15/27	500	427
Visa Inc.	2.750%	9/15/27	150	139
Visa Inc.	1.100%	2/15/31	400	308
Visa Inc.	4.150%	12/14/35	325	306
Visa Inc.	2.700%	4/15/40	200	151
Visa Inc.	4.300%	12/14/45	725	663
Visa Inc.	3.650%	9/15/47	100	83
Visa Inc.	2.000%	8/15/50	300	178
VMware Inc.	4.500%	5/15/25	200	196
VMware Inc.	1.400%	8/15/26	300	261
VMware Inc.	4.650%	5/15/27	100	97
VMware Inc.	3.900%	8/21/27	300	280
VMware Inc.	1.800%	8/15/28	200	163
VMware Inc.	4.700%	5/15/30	500	465
VMware Inc.	2.200%	8/15/31	300	227
Western Digital Corp.	4.750%	2/15/26	500	470
Western Digital Corp.	2.850%	2/1/29	200	155
Western Union Co.	2.850%	1/10/25	108	103
Western Union Co.	1.350%	3/15/26	200	175
Western Union Co.	6.200%	11/17/36	100	99
Western Union Co.	6.200%	6/21/40	35	33
Workday Inc.	3.500%	4/1/27	200	187
Workday Inc.	3.700%	4/1/29	200	183
Workday Inc.	3.800%	4/1/32	300	265
Xilinx Inc.	2.950%	6/1/24	150	146
Xilinx Inc.	2.375%	6/1/30	200	168
				100,613
Utilities (2.3%)
AEP Texas Inc.	3.950%	6/1/28	100	94
AEP Texas Inc.	2.100%	7/1/30	200	162
AEP Texas Inc.	3.800%	10/1/47	50	36
AEP Texas Inc.	3.450%	1/15/50	50	35
AEP Transmission Co. LLC	4.000%	12/1/46	75	59
AEP Transmission Co. LLC	3.750%	12/1/47	100	78
AEP Transmission Co. LLC	3.800%	6/15/49	70	55
AEP Transmission Co. LLC	3.150%	9/15/49	70	49
AEP Transmission Co. LLC	4.500%	6/15/52	200	178
AES Corp.	1.375%	1/15/26	300	267
AES Corp.	2.450%	1/15/31	300	238
Alabama Power Co.	1.450%	9/15/30	500	389
Alabama Power Co.	3.940%	9/1/32	331	304
Alabama Power Co.	6.125%	5/15/38	50	53
Alabama Power Co.	3.850%	12/1/42	25	20

55

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Alabama Power Co.	4.150%	8/15/44	75	62
	Alabama Power Co.	3.750%	3/1/45	150	117
	Alabama Power Co.	4.300%	1/2/46	250	208
	Alabama Power Co.	3.700%	12/1/47	100	77
	Alabama Power Co.	4.300%	7/15/48	100	84
	Alabama Power Co.	3.450%	10/1/49	108	78
	Alabama Power Co.	3.125%	7/15/51	400	276
	Alabama Power Co.	3.000%	3/15/52	200	133
	Ameren Corp.	2.500%	9/15/24	100	96
	Ameren Corp.	3.650%	2/15/26	80	77
	Ameren Corp.	1.950%	3/15/27	200	176
	Ameren Corp.	3.500%	1/15/31	100	88
	Ameren Illinois Co.	3.800%	5/15/28	75	71
	Ameren Illinois Co.	3.700%	12/1/47	150	119
	Ameren Illinois Co.	3.250%	3/15/50	60	43
	American Electric Power Co. Inc.	2.031%	3/15/24	300	289
	American Electric Power Co. Inc.	3.200%	11/13/27	75	69
	American Electric Power Co. Inc.	4.300%	12/1/28	150	143
	American Electric Power Co. Inc.	3.875%	2/15/62	150	118
	American Water Capital Corp.	3.400%	3/1/25	125	121
	American Water Capital Corp.	2.950%	9/1/27	325	300
	American Water Capital Corp.	3.450%	6/1/29	125	114
	American Water Capital Corp.	2.800%	5/1/30	100	87
	American Water Capital Corp.	4.450%	6/1/32	250	240
	American Water Capital Corp.	6.593%	10/15/37	150	166
	American Water Capital Corp.	4.300%	9/1/45	100	85
	American Water Capital Corp.	3.750%	9/1/47	100	78
	American Water Capital Corp.	4.200%	9/1/48	100	84
	American Water Capital Corp.	4.150%	6/1/49	125	103
	American Water Capital Corp.	3.450%	5/1/50	100	74
	Appalachian Power Co.	3.300%	6/1/27	500	470
	Appalachian Power Co.	4.500%	3/1/49	425	352
	Appalachian Power Co.	3.700%	5/1/50	100	73
	Arizona Public Service Co.	3.150%	5/15/25	100	96
	Arizona Public Service Co.	2.950%	9/15/27	50	45
	Arizona Public Service Co.	4.500%	4/1/42	225	184
	Arizona Public Service Co.	4.350%	11/15/45	125	98
	Arizona Public Service Co.	3.750%	5/15/46	125	88
	Arizona Public Service Co.	4.250%	3/1/49	100	76
	Arizona Public Service Co.	3.500%	12/1/49	60	41
	Atmos Energy Corp.	3.000%	6/15/27	100	93
	Atmos Energy Corp.	2.625%	9/15/29	50	43
	Atmos Energy Corp.	5.500%	6/15/41	200	198
	Atmos Energy Corp.	4.150%	1/15/43	100	84
	Atmos Energy Corp.	4.125%	10/15/44	50	41
	Atmos Energy Corp.	3.375%	9/15/49	400	293
	Atmos Energy Corp.	2.850%	2/15/52	200	130
	Avangrid Inc.	3.150%	12/1/24	230	220
	Avangrid Inc.	3.800%	6/1/29	195	177
	Avista Corp.	4.350%	6/1/48	75	63
	Avista Corp.	4.000%	4/1/52	72	57
	Baltimore Gas and Electric Co.	2.400%	8/15/26	334	308
	Baltimore Gas and Electric Co.	2.250%	6/15/31	100	81
	Baltimore Gas and Electric Co.	3.500%	8/15/46	100	75
	Baltimore Gas and Electric Co.	3.750%	8/15/47	250	193
	Baltimore Gas and Electric Co.	4.250%	9/15/48	50	42
	Baltimore Gas and Electric Co.	3.200%	9/15/49	80	57
	Baltimore Gas and Electric Co.	2.900%	6/15/50	100	67
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	98
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	125	116
	Berkshire Hathaway Energy Co.	3.700%	7/15/30	700	641
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	100	105
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	233
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	143
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	150	130
	Berkshire Hathaway Energy Co.	3.800%	7/15/48	50	39
	Berkshire Hathaway Energy Co.	4.450%	1/15/49	200	173
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	200	167
[5]	Berkshire Hathaway Energy Co.	4.600%	5/1/53	200	176
	Black Hills Corp.	1.037%	8/23/24	200	187
	Black Hills Corp.	3.950%	1/15/26	75	72
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Black Hills Corp.	3.150%	1/15/27	75	69
Black Hills Corp.	3.050%	10/15/29	70	59
Black Hills Corp.	4.350%	5/1/33	75	66
Black Hills Corp.	4.200%	9/15/46	50	38
Black Hills Corp.	3.875%	10/15/49	70	50
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	300	275
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	50	56
CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	75	62
CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	150	131
CenterPoint Energy Houston Electric LLC	2.900%	7/1/50	100	67
CenterPoint Energy Houston Electric LLC	3.350%	4/1/51	200	149
CenterPoint Energy Houston Electric LLC	4.850%	10/1/52	56	53
CenterPoint Energy Inc.	2.500%	9/1/24	100	96
CenterPoint Energy Inc.	1.450%	6/1/26	200	178
CenterPoint Energy Inc.	4.250%	11/1/28	21	20
CenterPoint Energy Inc.	2.950%	3/1/30	80	69
CenterPoint Energy Inc.	2.650%	6/1/31	200	165
CenterPoint Energy Inc.	3.700%	9/1/49	50	37
CenterPoint Energy Resources Corp.	4.000%	4/1/28	100	95
CenterPoint Energy Resources Corp.	1.750%	10/1/30	100	79
CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	251
CenterPoint Energy Resources Corp.	4.100%	9/1/47	50	40
Cleco Corporate Holdings LLC	3.743%	5/1/26	100	94
Cleco Corporate Holdings LLC	4.973%	5/1/46	125	106
Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	226
Cleveland Electric Illuminating Co.	5.950%	12/15/36	75	74
CMS Energy Corp.	3.000%	5/15/26	75	70
CMS Energy Corp.	3.450%	8/15/27	50	46
CMS Energy Corp.	4.875%	3/1/44	75	68
CMS Energy Corp.	4.750%	6/1/50	100	87
Commonwealth Edison Co.	2.550%	6/15/26	223	207
Commonwealth Edison Co.	2.950%	8/15/27	75	69
Commonwealth Edison Co.	2.200%	3/1/30	50	42
Commonwealth Edison Co.	5.900%	3/15/36	150	157
Commonwealth Edison Co.	6.450%	1/15/38	175	192
Commonwealth Edison Co.	4.600%	8/15/43	75	68
Commonwealth Edison Co.	4.700%	1/15/44	175	159
Commonwealth Edison Co.	3.700%	3/1/45	75	58
Commonwealth Edison Co.	3.650%	6/15/46	175	133
Commonwealth Edison Co.	3.750%	8/15/47	100	78
Commonwealth Edison Co.	4.000%	3/1/48	150	124
Commonwealth Edison Co.	4.000%	3/1/49	125	102
Commonwealth Edison Co.	3.000%	3/1/50	200	138
Commonwealth Edison Co.	3.850%	3/15/52	200	160
Connecticut Light and Power Co.	0.750%	12/1/25	500	448
Connecticut Light and Power Co.	3.200%	3/15/27	50	47
Connecticut Light and Power Co.	4.300%	4/15/44	150	129
Connecticut Light and Power Co.	4.000%	4/1/48	160	134
Consolidated Edison Co. of New York Inc.	2.400%	6/15/31	600	492
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	200	197
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	275	278
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	75	79
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	125	100
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	200	172
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	375	321

56

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	145	113
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	75	58
Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	400	326
Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	250	199
Consolidated Edison Co. of New York Inc.	6.150%	11/15/52	200	217
Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	75	57
Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	120	100
Constellation Energy Generation LLC	6.250%	10/1/39	360	368
Constellation Energy Generation LLC	5.750%	10/1/41	75	72
Constellation Energy Generation LLC	5.600%	6/15/42	155	149
Consumers Energy Co.	3.800%	11/15/28	75	71
Consumers Energy Co.	3.600%	8/15/32	19	17
Consumers Energy Co.	3.950%	5/15/43	75	62
Consumers Energy Co.	3.250%	8/15/46	50	36
Consumers Energy Co.	3.950%	7/15/47	50	41
Consumers Energy Co.	4.050%	5/15/48	125	104
Consumers Energy Co.	4.350%	4/15/49	80	71
Consumers Energy Co.	3.100%	8/15/50	80	56
Consumers Energy Co.	3.500%	8/1/51	400	305
Consumers Energy Co.	4.200%	9/1/52	84	72
Consumers Energy Co.	2.500%	5/1/60	100	57
Delmarva Power & Light Co.	4.150%	5/15/45	100	81
Dominion Energy Inc.	3.071%	8/15/24	75	72
Dominion Energy Inc.	3.900%	10/1/25	125	122
Dominion Energy Inc.	1.450%	4/15/26	200	178
Dominion Energy Inc.	2.850%	8/15/26	379	350
Dominion Energy Inc.	4.250%	6/1/28	125	119
Dominion Energy Inc.	3.375%	4/1/30	125	110
Dominion Energy Inc.	2.250%	8/15/31	250	199
Dominion Energy Inc.	4.350%	8/15/32	56	52
Dominion Energy Inc.	5.375%	11/15/32	200	199
Dominion Energy Inc.	6.300%	3/15/33	75	79
Dominion Energy Inc.	5.950%	6/15/35	225	226
Dominion Energy Inc.	4.900%	8/1/41	280	247
Dominion Energy Inc.	4.050%	9/15/42	300	235
Dominion Energy Inc.	5.750%	10/1/54	100	94
Dominion Energy South Carolina Inc.	2.300%	12/1/31	100	81
Dominion Energy South Carolina Inc.	6.625%	2/1/32	50	55
Dominion Energy South Carolina Inc.	6.050%	1/15/38	125	131
Dominion Energy South Carolina Inc.	5.450%	2/1/41	75	74
Dominion Energy South Carolina Inc.	4.600%	6/15/43	75	67
DTE Electric Co.	3.650%	3/15/24	250	246
DTE Electric Co.	3.375%	3/1/25	150	146
DTE Electric Co.	2.250%	3/1/30	450	379
DTE Electric Co.	2.625%	3/1/31	100	85
DTE Electric Co.	4.000%	4/1/43	225	187
DTE Electric Co.	3.700%	6/1/46	50	39
DTE Electric Co.	3.750%	8/15/47	100	79
DTE Electric Co.	3.950%	3/1/49	128	105
DTE Electric Co.	2.950%	3/1/50	150	103
DTE Energy Co.	2.529%	10/1/24	100	95
DTE Energy Co.	4.220%	11/1/24	250	246
DTE Energy Co.	1.050%	6/1/25	500	453
DTE Energy Co.	2.850%	10/1/26	300	276
DTE Energy Co.	3.400%	6/15/29	94	84
DTE Energy Co.	2.950%	3/1/30	60	51
Duke Energy Carolinas LLC	2.950%	12/1/26	100	94
Duke Energy Carolinas LLC	3.950%	11/15/28	125	120
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	133
	Duke Energy Carolinas LLC	2.450%	8/15/29	200	172
	Duke Energy Carolinas LLC	2.450%	2/1/30	100	85
	Duke Energy Carolinas LLC	2.550%	4/15/31	200	167
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	104
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	26
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	26
	Duke Energy Carolinas LLC	5.300%	2/15/40	150	149
	Duke Energy Carolinas LLC	4.000%	9/30/42	175	145
	Duke Energy Carolinas LLC	3.875%	3/15/46	100	79
	Duke Energy Carolinas LLC	3.700%	12/1/47	100	77
	Duke Energy Carolinas LLC	3.200%	8/15/49	400	282
	Duke Energy Carolinas LLC	3.550%	3/15/52	200	151
	Duke Energy Corp.	3.750%	4/15/24	325	319
	Duke Energy Corp.	2.650%	9/1/26	80	74
	Duke Energy Corp.	3.150%	8/15/27	140	129
	Duke Energy Corp.	4.300%	3/15/28	200	193
	Duke Energy Corp.	2.450%	6/1/30	100	82
	Duke Energy Corp.	2.550%	6/15/31	200	163
	Duke Energy Corp.	4.800%	12/15/45	125	110
	Duke Energy Corp.	3.750%	9/1/46	280	209
	Duke Energy Corp.	4.200%	6/15/49	115	91
	Duke Energy Corp.	3.500%	6/15/51	140	98
	Duke Energy Corp.	5.000%	8/15/52	250	224
	Duke Energy Corp.	3.250%	1/15/82	200	147
	Duke Energy Florida LLC	3.800%	7/15/28	100	95
	Duke Energy Florida LLC	2.500%	12/1/29	425	364
	Duke Energy Florida LLC	1.750%	6/15/30	100	80
	Duke Energy Florida LLC	2.400%	12/15/31	200	163
	Duke Energy Florida LLC	6.350%	9/15/37	225	243
	Duke Energy Florida LLC	6.400%	6/15/38	200	220
	Duke Energy Florida LLC	3.850%	11/15/42	200	161
	Duke Energy Florida LLC	3.400%	10/1/46	100	72
	Duke Energy Florida LLC	4.200%	7/15/48	200	168
[2]	Duke Energy Florida Project Finance LLC	2.538%	9/1/31	99	89
	Duke Energy Indiana LLC	6.350%	8/15/38	740	801
	Duke Energy Indiana LLC	3.750%	5/15/46	225	175
	Duke Energy Ohio Inc.	2.125%	6/1/30	100	82
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	19
	Duke Energy Progress LLC	3.700%	9/1/28	175	165
	Duke Energy Progress LLC	3.450%	3/15/29	125	115
	Duke Energy Progress LLC	2.000%	8/15/31	200	158
	Duke Energy Progress LLC	4.375%	3/30/44	300	259
	Duke Energy Progress LLC	4.150%	12/1/44	100	84
	Duke Energy Progress LLC	3.700%	10/15/46	50	38
	Duke Energy Progress LLC	3.600%	9/15/47	100	75
	Duke Energy Progress LLC	2.900%	8/15/51	434	286
	Duke Energy Progress NC Storm Funding LLC	1.295%	7/1/30	93	79
[2]	Duke Energy Progress NC Storm Funding LLC	2.387%	7/1/39	100	80
	Duke Energy Progress NC Storm Funding LLC	2.799%	7/1/43	100	71
	Eastern Energy Gas Holdings LLC	2.500%	11/15/24	100	95
	Eastern Energy Gas Holdings LLC	3.600%	12/15/24	134	130
	Edison International	5.750%	6/15/27	25	25
	El Paso Electric Co.	6.000%	5/15/35	50	49
	El Paso Electric Co.	5.000%	12/1/44	75	65
	Emera US Finance LP	3.550%	6/15/26	150	141
	Emera US Finance LP	4.750%	6/15/46	245	191
	Enel Chile SA	4.875%	6/12/28	125	122
	Entergy Arkansas LLC	3.500%	4/1/26	50	48
	Entergy Arkansas LLC	2.650%	6/15/51	500	307
	Entergy Corp.	2.950%	9/1/26	200	186
	Entergy Corp.	2.800%	6/15/30	100	84
	Entergy Corp.	3.750%	6/15/50	300	222
	Entergy Louisiana LLC	0.950%	10/1/24	200	186
	Entergy Louisiana LLC	5.590%	10/1/24	223	224
	Entergy Louisiana LLC	5.400%	11/1/24	382	385
	Entergy Louisiana LLC	2.400%	10/1/26	75	68
	Entergy Louisiana LLC	3.120%	9/1/27	100	92

57

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Entergy Louisiana LLC	3.050%	6/1/31	100	86
	Entergy Louisiana LLC	4.000%	3/15/33	150	135
	Entergy Louisiana LLC	4.950%	1/15/45	150	134
	Entergy Louisiana LLC	4.200%	9/1/48	167	138
	Entergy Louisiana LLC	4.200%	4/1/50	100	81
	Entergy Louisiana LLC	2.900%	3/15/51	121	79
	Entergy Mississippi LLC	2.850%	6/1/28	125	111
	Entergy Texas Inc.	1.750%	3/15/31	500	391
	Essential Utilities Inc.	3.566%	5/1/29	75	67
	Essential Utilities Inc.	2.704%	4/15/30	100	84
	Essential Utilities Inc.	4.276%	5/1/49	85	69
	Essential Utilities Inc.	3.351%	4/15/50	200	137
	Evergy Inc.	2.450%	9/15/24	200	190
	Evergy Inc.	2.900%	9/15/29	150	130
	Evergy Kansas Central Inc.	2.550%	7/1/26	150	138
	Evergy Kansas Central Inc.	3.100%	4/1/27	100	93
	Evergy Kansas Central Inc.	4.125%	3/1/42	200	166
	Evergy Kansas Central Inc.	4.100%	4/1/43	100	82
	Evergy Kansas Central Inc.	4.250%	12/1/45	25	20
	Evergy Kansas Central Inc.	3.250%	9/1/49	100	70
	Evergy Metro Inc.	2.250%	6/1/30	100	82
	Evergy Metro Inc.	5.300%	10/1/41	100	96
	Evergy Metro Inc.	4.200%	6/15/47	100	81
	Eversource Energy	2.900%	10/1/24	50	48
	Eversource Energy	3.150%	1/15/25	168	162
	Eversource Energy	3.300%	1/15/28	100	92
	Eversource Energy	4.250%	4/1/29	200	189
	Eversource Energy	3.375%	3/1/32	119	104
	Eversource Energy	3.450%	1/15/50	200	146
	Exelon Corp.	3.950%	6/15/25	200	195
	Exelon Corp.	3.400%	4/15/26	200	190
	Exelon Corp.	2.750%	3/15/27	250	230
	Exelon Corp.	4.050%	4/15/30	250	233
	Exelon Corp.	4.950%	6/15/35	225	215
	Exelon Corp.	5.625%	6/15/35	20	20
	Exelon Corp.	5.100%	6/15/45	145	135
	Exelon Corp.	4.450%	4/15/46	175	148
	Exelon Corp.	4.100%	3/15/52	250	198
	Florida Power & Light Co.	3.250%	6/1/24	25	24
	Florida Power & Light Co.	2.850%	4/1/25	300	287
	Florida Power & Light Co.	2.450%	2/3/32	200	167
	Florida Power & Light Co.	5.625%	4/1/34	25	26
	Florida Power & Light Co.	5.960%	4/1/39	375	400
	Florida Power & Light Co.	4.125%	2/1/42	170	147
	Florida Power & Light Co.	4.050%	6/1/42	125	108
	Florida Power & Light Co.	3.800%	12/15/42	75	62
	Florida Power & Light Co.	3.700%	12/1/47	150	121
	Florida Power & Light Co.	3.950%	3/1/48	325	270
	Florida Power & Light Co.	3.150%	10/1/49	555	403
	Florida Power & Light Co.	2.875%	12/4/51	500	341
	Fortis Inc.	3.055%	10/4/26	295	274
	Georgia Power Co.	2.200%	9/15/24	225	214
	Georgia Power Co.	3.250%	4/1/26	100	95
	Georgia Power Co.	4.750%	9/1/40	175	159
	Georgia Power Co.	4.300%	3/15/43	100	83
	Gulf Power Co.	3.300%	5/30/27	50	47
	Iberdrola International BV	6.750%	7/15/36	75	80
	Indiana Michigan Power Co.	3.850%	5/15/28	250	236
	Indiana Michigan Power Co.	3.750%	7/1/47	150	111
	Indiana Michigan Power Co.	4.250%	8/15/48	100	81
	Interstate Power and Light Co.	3.250%	12/1/24	202	195
	Interstate Power and Light Co.	4.100%	9/26/28	125	119
	Interstate Power and Light Co.	3.600%	4/1/29	60	55
	Interstate Power and Light Co.	2.300%	6/1/30	100	81
	Interstate Power and Light Co.	6.250%	7/15/39	50	52
	Interstate Power and Light Co.	3.700%	9/15/46	75	54
	ITC Holdings Corp.	3.650%	6/15/24	75	73
	ITC Holdings Corp.	3.350%	11/15/27	100	92
	ITC Holdings Corp.	5.300%	7/1/43	200	179
[2]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	62	59
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Kentucky Utilities Co.	5.125%	11/1/40	125	118
Kentucky Utilities Co.	4.375%	10/1/45	100	85
Kentucky Utilities Co.	3.300%	6/1/50	200	141
Louisville Gas and Electric Co.	3.300%	10/1/25	75	72
Louisville Gas and Electric Co.	4.250%	4/1/49	170	142
MidAmerican Energy Co.	3.500%	10/15/24	179	175
MidAmerican Energy Co.	3.100%	5/1/27	150	141
MidAmerican Energy Co.	3.650%	4/15/29	200	188
MidAmerican Energy Co.	6.750%	12/30/31	125	141
MidAmerican Energy Co.	5.750%	11/1/35	125	130
MidAmerican Energy Co.	4.800%	9/15/43	100	94
MidAmerican Energy Co.	3.950%	8/1/47	100	82
MidAmerican Energy Co.	4.250%	7/15/49	200	172
Mississippi Power Co.	4.250%	3/15/42	100	81
National Fuel Gas Co.	5.500%	1/15/26	50	50
National Fuel Gas Co.	4.750%	9/1/28	50	47
National Fuel Gas Co.	2.950%	3/1/31	100	78
National Grid USA	5.803%	4/1/35	50	47
National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	775	757
National Rural Utilities Cooperative Finance Corp.	1.000%	6/15/26	100	88
National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	150	139
National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	100	94
National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	100	92
National Rural Utilities Cooperative Finance Corp.	2.400%	3/15/30	100	83
National Rural Utilities Cooperative Finance Corp.	1.350%	3/15/31	100	74
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	204	185
National Rural Utilities Cooperative Finance Corp.	4.150%	12/15/32	53	49
National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	75	68
National Rural Utilities Cooperative Finance Corp.	4.400%	11/1/48	400	334
National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	100	84
Nevada Power Co.	3.700%	5/1/29	200	188
Nevada Power Co.	2.400%	5/1/30	75	63
Nevada Power Co.	6.750%	7/1/37	75	83
Nevada Power Co.	3.125%	8/1/50	150	102
NextEra Energy Capital Holdings Inc.	2.940%	3/21/24	300	292
NextEra Energy Capital Holdings Inc.	4.200%	6/20/24	150	148
NextEra Energy Capital Holdings Inc.	4.255%	9/1/24	275	272
NextEra Energy Capital Holdings Inc.	4.450%	6/20/25	150	148
NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	236
NextEra Energy Capital Holdings Inc.	4.625%	7/15/27	232	229
NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	300	257
NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	100	91
NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	100	87
NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	500	412
NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	179	176
NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	125	103
NextEra Energy Capital Holdings Inc.	5.650%	5/1/79	100	91
NiSource Inc.	0.950%	8/15/25	500	451
NiSource Inc.	3.490%	5/15/27	250	236
NiSource Inc.	2.950%	9/1/29	200	174

58

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
NiSource Inc.	3.600%	5/1/30	200	178
NiSource Inc.	1.700%	2/15/31	500	381
NiSource Inc.	5.950%	6/15/41	77	78
NiSource Inc.	4.800%	2/15/44	125	110
NiSource Inc.	5.650%	2/1/45	100	98
NiSource Inc.	4.375%	5/15/47	250	210
NiSource Inc.	3.950%	3/30/48	200	156
NiSource Inc.	5.000%	6/15/52	63	58
Northern States Power Co.	6.250%	6/1/36	75	81
Northern States Power Co.	6.200%	7/1/37	50	54
Northern States Power Co.	5.350%	11/1/39	175	176
Northern States Power Co.	3.400%	8/15/42	105	82
Northern States Power Co.	4.000%	8/15/45	50	41
Northern States Power Co.	2.900%	3/1/50	250	172
Northern States Power Co.	2.600%	6/1/51	100	64
NSTAR Electric Co.	3.200%	5/15/27	125	118
NSTAR Electric Co.	3.250%	5/15/29	50	45
NSTAR Electric Co.	5.500%	3/15/40	75	76
NSTAR Electric Co.	4.950%	9/15/52	74	72
Oglethorpe Power Corp.	5.950%	11/1/39	50	48
Oglethorpe Power Corp.	5.375%	11/1/40	175	158
Oglethorpe Power Corp.	3.750%	8/1/50	250	179
Ohio Edison Co.	6.875%	7/15/36	100	108
Ohio Power Co.	4.150%	4/1/48	100	81
Ohio Power Co.	4.000%	6/1/49	240	190
Oklahoma Gas and Electric Co.	3.800%	8/15/28	75	70
Oklahoma Gas and Electric Co.	3.250%	4/1/30	100	87
Oklahoma Gas and Electric Co.	4.150%	4/1/47	50	40
Oklahoma Gas and Electric Co.	3.850%	8/15/47	75	56
Oncor Electric Delivery Co. LLC	2.750%	6/1/24	100	97
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	75	72
Oncor Electric Delivery Co. LLC	3.700%	11/15/28	50	47
Oncor Electric Delivery Co. LLC	2.750%	5/15/30	200	174
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	58
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	152
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	125	124
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	69
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	37	37
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	100	81
Oncor Electric Delivery Co. LLC	3.800%	9/30/47	50	41
Oncor Electric Delivery Co. LLC	3.800%	6/1/49	200	162
Oncor Electric Delivery Co. LLC	3.100%	9/15/49	250	178
Oncor Electric Delivery Co. LLC	2.700%	11/15/51	250	164
Oncor Electric Delivery Co. LLC	5.350%	10/1/52	63	64
ONE Gas Inc.	2.000%	5/15/30	100	81
ONE Gas Inc.	4.658%	2/1/44	125	108
ONE Gas Inc.	4.500%	11/1/48	75	62
Pacific Gas and Electric Co.	3.450%	7/1/25	200	190
Pacific Gas and Electric Co.	3.150%	1/1/26	300	279
Pacific Gas and Electric Co.	3.300%	12/1/27	800	707
Pacific Gas and Electric Co.	3.000%	6/15/28	200	173
Pacific Gas and Electric Co.	3.750%	7/1/28	300	267
Pacific Gas and Electric Co.	4.550%	7/1/30	700	635
Pacific Gas and Electric Co.	4.400%	3/1/32	81	71
Pacific Gas and Electric Co.	4.500%	7/1/40	500	391
Pacific Gas and Electric Co.	4.750%	2/15/44	500	389
Pacific Gas and Electric Co.	4.300%	3/15/45	200	143
Pacific Gas and Electric Co.	4.950%	7/1/50	575	451
Pacific Gas and Electric Co.	3.500%	8/1/50	500	315
PacifiCorp	3.600%	4/1/24	125	123
PacifiCorp	3.500%	6/15/29	100	92
PacifiCorp	2.700%	9/15/30	50	43
PacifiCorp	7.700%	11/15/31	450	526
PacifiCorp	5.250%	6/15/35	56	55
PacifiCorp	6.100%	8/1/36	100	103
PacifiCorp	6.250%	10/15/37	125	133
PacifiCorp	6.350%	7/15/38	75	81
PacifiCorp	6.000%	1/15/39	225	234
PacifiCorp	4.100%	2/1/42	56	46
PacifiCorp	4.125%	1/15/49	100	82
PacifiCorp	4.150%	2/15/50	200	165
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PacifiCorp	3.300%	3/15/51	100	72
	PacifiCorp	5.350%	12/1/53	200	200
	PECO Energy Co.	3.900%	3/1/48	75	62
	PECO Energy Co.	2.800%	6/15/50	200	132
[2]	PG&E Energy Recovery Funding LLC	2.822%	7/15/48	100	71
[2]	PG&E Wildfire Recovery Funding LLC	3.594%	6/1/32	141	134
	PG&E Wildfire Recovery Funding LLC	4.022%	6/1/33	50	48
[2]	PG&E Wildfire Recovery Funding LLC	4.263%	6/1/38	100	94
	PG&E Wildfire Recovery Funding LLC	4.722%	6/1/39	75	72
	PG&E Wildfire Recovery Funding LLC	5.081%	6/1/43	75	73
[2]	PG&E Wildfire Recovery Funding LLC	4.451%	12/1/49	250	220
	PG&E Wildfire Recovery Funding LLC	5.212%	12/1/49	100	97
[2]	PG&E Wildfire Recovery Funding LLC	4.674%	12/1/53	100	89
	PG&E Wildfire Recovery Funding LLC	5.099%	6/1/54	75	71
	Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	110	101
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	43
	Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	75	54
	Piedmont Natural Gas Co. Inc.	3.350%	6/1/50	200	136
	Pinnacle West Capital Corp.	1.300%	6/15/25	200	182
	Potomac Electric Power Co.	6.500%	11/15/37	250	274
	Potomac Electric Power Co.	4.150%	3/15/43	150	127
	PPL Capital Funding Inc.	3.100%	5/15/26	100	94
	PPL Electric Utilities Corp.	6.250%	5/15/39	100	107
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	42
	PPL Electric Utilities Corp.	4.150%	10/1/45	155	128
	PPL Electric Utilities Corp.	3.950%	6/1/47	75	61
	Progress Energy Inc.	7.000%	10/30/31	119	130
	Progress Energy Inc.	6.000%	12/1/39	125	127
	Public Service Co. of Colorado	3.700%	6/15/28	75	71
	Public Service Co. of Colorado	1.900%	1/15/31	100	80
	Public Service Co. of Colorado	1.875%	6/15/31	200	159
	Public Service Co. of Colorado	3.600%	9/15/42	175	138
	Public Service Co. of Colorado	4.100%	6/15/48	75	62
	Public Service Co. of Colorado	2.700%	1/15/51	100	65
	Public Service Co. of New Hampshire	3.600%	7/1/49	75	58
	Public Service Electric and Gas Co.	3.000%	5/15/25	80	77
	Public Service Electric and Gas Co.	2.250%	9/15/26	250	227
	Public Service Electric and Gas Co.	3.000%	5/15/27	75	70
	Public Service Electric and Gas Co.	3.200%	5/15/29	70	64
	Public Service Electric and Gas Co.	2.450%	1/15/30	50	43
	Public Service Electric and Gas Co.	3.800%	3/1/46	250	200
	Public Service Electric and Gas Co.	3.850%	5/1/49	200	159
	Public Service Electric and Gas Co.	3.150%	1/1/50	200	141
	Public Service Electric and Gas Co.	2.050%	8/1/50	500	279
	Public Service Enterprise Group Inc.	1.600%	8/15/30	500	388
	Puget Energy Inc.	3.650%	5/15/25	400	382
	Puget Energy Inc.	4.100%	6/15/30	100	89
	Puget Sound Energy Inc.	6.274%	3/15/37	125	128
	Puget Sound Energy Inc.	5.757%	10/1/39	125	125
	Puget Sound Energy Inc.	4.300%	5/20/45	100	81
	Puget Sound Energy Inc.	4.223%	6/15/48	125	102
	Puget Sound Energy Inc.	3.250%	9/15/49	90	62
	San Diego Gas & Electric Co.	2.500%	5/15/26	250	232
	San Diego Gas & Electric Co.	1.700%	10/1/30	500	396
	San Diego Gas & Electric Co.	3.000%	3/15/32	100	86
	San Diego Gas & Electric Co.	4.500%	8/15/40	100	90
	San Diego Gas & Electric Co.	3.750%	6/1/47	75	59
	San Diego Gas & Electric Co.	4.150%	5/15/48	75	63
	San Diego Gas & Electric Co.	3.320%	4/15/50	100	72
	San Diego Gas & Electric Co.	3.700%	3/15/52	100	79
	SCE Recovery Funding LLC	2.943%	11/15/44	50	39

59

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Sempra Energy	3.300%	4/1/25	200	192
Sempra Energy	3.250%	6/15/27	150	139
Sempra Energy	3.400%	2/1/28	200	186
Sempra Energy	3.800%	2/1/38	200	164
Sempra Energy	6.000%	10/15/39	150	152
Sempra Energy	4.000%	2/1/48	175	138
Sempra Energy	4.125%	4/1/52	200	158
Sierra Pacific Power Co.	2.600%	5/1/26	100	93
Southern California Edison Co.	1.100%	4/1/24	200	190
Southern California Edison Co.	3.700%	8/1/25	150	145
Southern California Edison Co.	3.650%	3/1/28	100	93
Southern California Edison Co.	4.200%	3/1/29	75	71
Southern California Edison Co.	6.650%	4/1/29	75	77
Southern California Edison Co.	2.850%	8/1/29	275	239
Southern California Edison Co.	2.250%	6/1/30	300	248
Southern California Edison Co.	2.500%	6/1/31	200	165
Southern California Edison Co.	2.750%	2/1/32	130	109
Southern California Edison Co.	5.750%	4/1/35	75	75
Southern California Edison Co.	5.350%	7/15/35	200	193
Southern California Edison Co.	5.625%	2/1/36	125	122
Southern California Edison Co.	5.500%	3/15/40	100	97
Southern California Edison Co.	4.500%	9/1/40	275	235
Southern California Edison Co.	4.050%	3/15/42	208	166
Southern California Edison Co.	3.900%	3/15/43	100	77
Southern California Edison Co.	4.000%	4/1/47	335	263
Southern California Edison Co.	4.125%	3/1/48	350	280
Southern California Edison Co.	4.875%	3/1/49	100	88
Southern California Edison Co.	3.650%	6/1/51	200	147
Southern California Edison Co.	3.450%	2/1/52	200	143
Southern California Gas Co.	2.600%	6/15/26	405	375
Southern California Gas Co.	2.950%	4/15/27	200	185
Southern California Gas Co.	2.550%	2/1/30	150	128
Southern California Gas Co.	3.750%	9/15/42	75	59
Southern California Gas Co.	4.125%	6/1/48	75	60
Southern California Gas Co.	3.950%	2/15/50	70	55
Southern Co Gas Capital Corp.	5.150%	9/15/32	90	88
Southern Co.	4.475%	8/1/24	200	198
Southern Co.	3.250%	7/1/26	350	330
Southern Co.	5.113%	8/1/27	200	200
Southern Co.	1.750%	3/15/28	300	253
Southern Co.	5.700%	10/15/32	90	92
Southern Co.	4.250%	7/1/36	200	175
Southern Co.	4.400%	7/1/46	360	301
Southern Co.	4.000%	1/15/51	300	273
Southern Co.	3.750%	9/15/51	200	162
Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	70
Southern Co. Gas Capital Corp.	1.750%	1/15/31	500	382
Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	75
Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	41
Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	75
Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	80
Southern Power Co.	4.150%	12/1/25	100	98
Southern Power Co.	5.150%	9/15/41	100	90
Southern Power Co.	5.250%	7/15/43	50	45
Southern Power Co.	4.950%	12/15/46	75	64
Southwest Gas Corp.	3.700%	4/1/28	50	46
Southwest Gas Corp.	4.050%	3/15/32	200	175
Southwest Gas Corp.	3.800%	9/29/46	75	52
Southwest Gas Corp.	4.150%	6/1/49	25	18
Southwestern Electric Power Co.	2.750%	10/1/26	445	408
Southwestern Electric Power Co.	4.100%	9/15/28	100	95
Southwestern Electric Power Co.	6.200%	3/15/40	75	76
Southwestern Electric Power Co.	3.900%	4/1/45	100	76
Southwestern Electric Power Co.	3.850%	2/1/48	325	241
Southwestern Electric Power Co.	3.250%	11/1/51	200	132
Southwestern Public Service Co.	3.300%	6/15/24	165	161
Southwestern Public Service Co.	4.500%	8/15/41	100	87
Southwestern Public Service Co.	3.400%	8/15/46	275	199
Southwestern Public Service Co.	3.700%	8/15/47	75	57
Southwestern Public Service Co.	4.400%	11/15/48	275	231
Southwestern Public Service Co.	3.750%	6/15/49	75	57
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Southwestern Public Service Co.	3.150%	5/1/50	100	70
Tampa Electric Co.	4.100%	6/15/42	50	41
Tampa Electric Co.	4.350%	5/15/44	50	41
Tampa Electric Co.	4.300%	6/15/48	75	60
Tampa Electric Co.	4.450%	6/15/49	125	103
Tampa Electric Co.	3.625%	6/15/50	50	36
Tampa Electric Co.	5.000%	7/15/52	100	92
Toledo Edison Co.	6.150%	5/15/37	75	77
Tucson Electric Power Co.	3.050%	3/15/25	50	48
Union Electric Co.	3.500%	4/15/24	250	245
Union Electric Co.	2.950%	6/15/27	72	67
Union Electric Co.	2.950%	3/15/30	350	307
Union Electric Co.	2.150%	3/15/32	200	158
Union Electric Co.	8.450%	3/15/39	150	190
Union Electric Co.	3.650%	4/15/45	125	96
Union Electric Co.	4.000%	4/1/48	275	221
Union Electric Co.	3.250%	10/1/49	100	71
Union Electric Co.	3.900%	4/1/52	100	81
Virginia Electric and Power Co.	3.450%	2/15/24	50	49
Virginia Electric and Power Co.	2.950%	11/15/26	276	258
Virginia Electric and Power Co.	3.500%	3/15/27	250	237
Virginia Electric and Power Co.	3.800%	4/1/28	150	142
Virginia Electric and Power Co.	2.875%	7/15/29	275	242
Virginia Electric and Power Co.	2.300%	11/15/31	200	161
Virginia Electric and Power Co.	2.400%	3/30/32	200	162
Virginia Electric and Power Co.	6.000%	1/15/36	125	129
Virginia Electric and Power Co.	6.000%	5/15/37	150	155
Virginia Electric and Power Co.	6.350%	11/30/37	50	53
Virginia Electric and Power Co.	4.000%	1/15/43	90	73
Virginia Electric and Power Co.	4.450%	2/15/44	475	407
Virginia Electric and Power Co.	4.200%	5/15/45	75	61
Virginia Electric and Power Co.	4.000%	11/15/46	100	79
Virginia Electric and Power Co.	3.800%	9/15/47	100	77
Virginia Electric and Power Co.	4.600%	12/1/48	175	153
Virginia Electric and Power Co.	3.300%	12/1/49	210	151
Virginia Electric and Power Co.	2.950%	11/15/51	200	133
Washington Gas Light Co.	3.796%	9/15/46	100	75
Washington Gas Light Co.	3.650%	9/15/49	30	22
WEC Energy Group Inc.	3.550%	6/15/25	48	46
WEC Energy Group Inc.	1.375%	10/15/27	500	425
WEC Energy Group Inc.	2.200%	12/15/28	200	169
Wisconsin Electric Power Co.	2.050%	12/15/24	100	95
Wisconsin Electric Power Co.	4.750%	9/30/32	90	88
Wisconsin Electric Power Co.	4.300%	10/15/48	100	82
Wisconsin Power and Light Co.	6.375%	8/15/37	100	106
Wisconsin Power and Light Co.	3.650%	4/1/50	50	37
Xcel Energy Inc.	3.300%	6/1/25	325	312
Xcel Energy Inc.	3.350%	12/1/26	75	71
Xcel Energy Inc.	1.750%	3/15/27	200	175
Xcel Energy Inc.	4.000%	6/15/28	75	72
Xcel Energy Inc.	2.600%	12/1/29	200	171
Xcel Energy Inc.	3.400%	6/1/30	250	223
Xcel Energy Inc.	4.600%	6/1/32	200	192
Xcel Energy Inc.	3.500%	12/1/49	100	73
				90,424
Total Corporate Bonds (Cost $1,234,006)				1,072,443
Sovereign Bonds (3.4%)
African Development Bank	0.875%	3/23/26	600	537
African Development Bank	0.875%	7/22/26	400	354
African Development Bank	4.375%	11/3/27	500	502
Asian Development Bank	2.625%	1/30/24	1,000	977
Asian Development Bank	0.375%	6/11/24	1,200	1,128
Asian Development Bank	4.125%	9/27/24	325	322
Asian Development Bank	0.625%	10/8/24	700	653
Asian Development Bank	1.500%	10/18/24	500	473
Asian Development Bank	2.000%	1/22/25	300	285
Asian Development Bank	0.625%	4/29/25	700	642
Asian Development Bank	2.875%	5/6/25	405	391
Asian Development Bank	0.375%	9/3/25	1,000	900
Asian Development Bank	0.500%	2/4/26	850	756

60

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Asian Development Bank	2.000%	4/24/26	100	93
	Asian Development Bank	2.625%	1/12/27	200	188
	Asian Development Bank	1.500%	1/20/27	1,125	1,012
	Asian Development Bank	2.375%	8/10/27	275	254
	Asian Development Bank	6.220%	8/15/27	100	107
	Asian Development Bank	3.125%	8/20/27	725	693
	Asian Development Bank	2.500%	11/2/27	673	623
	Asian Development Bank	1.250%	6/9/28	210	180
	Asian Development Bank	5.820%	6/16/28	148	159
	Asian Development Bank	3.125%	9/26/28	130	123
	Asian Development Bank	1.750%	9/19/29	200	172
	Asian Development Bank	1.875%	1/24/30	200	172
	Asian Development Bank	0.750%	10/8/30	500	389
	Asian Development Bank	1.500%	3/4/31	500	411
	Asian Development Bank	3.125%	4/27/32	400	371
	Asian Development Bank	3.875%	9/28/32	225	221
	Asian Infrastructure Investment Bank	2.250%	5/16/24	500	483
	Asian Infrastructure Investment Bank	0.500%	5/28/25	400	363
	Asian Infrastructure Investment Bank	3.375%	6/29/25	200	194
	Asian Infrastructure Investment Bank	0.500%	1/27/26	600	531
	Canada	1.625%	1/22/25	550	520
	Canada	2.875%	4/28/25	520	502
	Canada	0.750%	5/19/26	800	712
	Corp. Andina de Fomento	1.250%	10/26/24	300	279
	Corp. Andina de Fomento	5.250%	11/21/25	620	618
	Corp. Andina de Fomento	2.250%	2/8/27	210	188
	Council of Europe Development Bank	1.375%	2/27/25	200	187
	Council of Europe Development Bank	3.000%	6/16/25	120	116
	Council of Europe Development Bank	0.875%	9/22/26	200	176
	European Bank for Reconstruction & Development	1.625%	9/27/24	270	257
	European Bank for Reconstruction & Development	1.500%	2/13/25	100	94
	European Bank for Reconstruction & Development	0.500%	5/19/25	100	91
	European Bank for Reconstruction & Development	0.500%	11/25/25	500	448
	European Bank for Reconstruction & Development	0.500%	1/28/26	500	445
	European Investment Bank	3.250%	1/29/24	810	797
	European Investment Bank	2.625%	3/15/24	530	517
	European Investment Bank	2.250%	6/24/24	550	531
	European Investment Bank	2.500%	10/15/24	276	266
	European Investment Bank	1.625%	3/14/25	100	94
	European Investment Bank	0.625%	7/25/25	1,600	1,457
	European Investment Bank	2.750%	8/15/25	800	769
	European Investment Bank	0.375%	12/15/25	2,000	1,783
	European Investment Bank	0.375%	3/26/26	1,000	882
	European Investment Bank	0.750%	10/26/26	450	395
	European Investment Bank	1.375%	3/15/27	600	537
	European Investment Bank	2.375%	5/24/27	225	209
	European Investment Bank	0.625%	10/21/27	500	424
	European Investment Bank	3.250%	11/15/27	500	481
	European Investment Bank	1.625%	10/9/29	125	107
	European Investment Bank	0.875%	5/17/30	200	159
	European Investment Bank	0.750%	9/23/30	500	392
	European Investment Bank	4.875%	2/15/36	325	346
[6]	Export Development Canada	2.625%	2/21/24	250	244
[6]	Export Development Canada	3.375%	8/26/25	550	536
	Export Development Canada	3.000%	5/25/27	450	428
	Export-Import Bank of Korea	4.000%	1/14/24	650	644
	Export-Import Bank of Korea	4.000%	9/15/24	750	737
	Export-Import Bank of Korea	2.625%	5/26/26	200	187
	Export-Import Bank of Korea	1.625%	1/18/27	200	176
	Export-Import Bank of Korea	4.250%	9/15/27	200	195
	Export-Import Bank of Korea	1.250%	9/21/30	500	384
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Export-Import Bank of Korea	2.125%	1/18/32	200	160
	Export-Import Bank of Korea	2.500%	6/29/41	350	243
	Hydro-Quebec	8.050%	7/7/24	325	340
	Inter-American Development Bank	2.625%	1/16/24	150	147
	Inter-American Development Bank	3.000%	2/21/24	900	882
	Inter-American Development Bank	3.250%	7/1/24	600	588
	Inter-American Development Bank	0.500%	9/23/24	600	559
	Inter-American Development Bank	2.125%	1/15/25	1,100	1,050
	Inter-American Development Bank	1.750%	3/14/25	200	189
	Inter-American Development Bank	0.875%	4/3/25	500	462
	Inter-American Development Bank	7.000%	6/15/25	134	141
	Inter-American Development Bank	0.625%	7/15/25	1,300	1,184
	Inter-American Development Bank	0.875%	4/20/26	500	447
	Inter-American Development Bank	2.000%	6/2/26	750	694
	Inter-American Development Bank	2.000%	7/23/26	100	92
	Inter-American Development Bank	2.375%	7/7/27	450	417
	Inter-American Development Bank	0.625%	9/16/27	800	679
	Inter-American Development Bank	1.125%	7/20/28	300	255
	Inter-American Development Bank	3.125%	9/18/28	875	827
	Inter-American Development Bank	1.125%	1/13/31	350	280
	Inter-American Development Bank	3.875%	10/28/41	200	185
	Inter-American Development Bank	3.200%	8/7/42	100	83
	International Bank for Reconstruction & Development	2.500%	3/19/24	1,100	1,071
	International Bank for Reconstruction & Development	1.500%	8/28/24	695	661
	International Bank for Reconstruction & Development	2.500%	11/25/24	750	722
	International Bank for Reconstruction & Development	1.625%	1/15/25	200	189
	International Bank for Reconstruction & Development	0.625%	4/22/25	1,500	1,376
	International Bank for Reconstruction & Development	0.375%	7/28/25	1,500	1,356
	International Bank for Reconstruction & Development	2.500%	7/29/25	1,150	1,098
	International Bank for Reconstruction & Development	0.500%	10/28/25	2,000	1,797
	International Bank for Reconstruction & Development	3.125%	11/20/25	470	454
	International Bank for Reconstruction & Development	0.875%	7/15/26	525	467
	International Bank for Reconstruction & Development	2.500%	11/22/27	350	324
	International Bank for Reconstruction & Development	0.750%	11/24/27	900	765
	International Bank for Reconstruction & Development	1.125%	9/13/28	1,500	1,271
	International Bank for Reconstruction & Development	3.625%	9/21/29	775	751
	International Bank for Reconstruction & Development	1.750%	10/23/29	200	172
	International Bank for Reconstruction & Development	0.875%	5/14/30	400	318
	International Bank for Reconstruction & Development	0.750%	8/26/30	800	624
	International Bank for Reconstruction & Development	1.250%	2/10/31	650	525
	International Bank for Reconstruction & Development	1.625%	11/3/31	1,500	1,231
	International Bank for Reconstruction & Development	2.500%	3/29/32	200	176
	International Bank for Reconstruction & Development	4.750%	2/15/35	250	259
	International Finance Corp.	1.375%	10/16/24	200	189
	International Finance Corp.	0.375%	7/16/25	400	362
	International Finance Corp.	2.125%	4/7/26	600	559
[7]	Israel Government Aid Bond	5.500%	4/26/24	475	479
[7]	Israel Government Aid Bond	5.500%	9/18/33	100	107
[8]	Japan Bank for International Cooperation	3.250%	7/20/23	300	297
[8]	Japan Bank for International Cooperation	3.375%	7/31/23	100	99
[8]	Japan Bank for International Cooperation	0.500%	4/15/24	500	472

61

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Japan Bank for International Cooperation	3.000%	5/29/24	500	486
[8]	Japan Bank for International Cooperation	1.750%	10/17/24	200	189
[8]	Japan Bank for International Cooperation	2.125%	2/10/25	330	313
[8]	Japan Bank for International Cooperation	0.625%	7/15/25	400	361
[8]	Japan Bank for International Cooperation	2.750%	1/21/26	442	418
[8]	Japan Bank for International Cooperation	2.375%	4/20/26	200	186
[8]	Japan Bank for International Cooperation	2.250%	11/4/26	200	183
[8]	Japan Bank for International Cooperation	2.875%	7/21/27	200	186
[8]	Japan Bank for International Cooperation	2.750%	11/16/27	800	736
[8]	Japan Bank for International Cooperation	3.250%	7/20/28	300	280
[8]	Japan Bank for International Cooperation	3.500%	10/31/28	350	330
[8]	Japan Bank for International Cooperation	2.125%	2/16/29	420	364
[8]	Japan Bank for International Cooperation	1.250%	1/21/31	500	390
[8]	Japan International Cooperation Agency	2.750%	4/27/27	300	278
[8]	Japan International Cooperation Agency	3.250%	5/25/27	200	189
[8]	Japan International Cooperation Agency	1.750%	4/28/31	200	161
[9]	KFW	2.625%	2/28/24	400	390
[9]	KFW	0.250%	3/8/24	700	664
[9]	KFW	1.375%	8/5/24	900	855
[9]	KFW	0.500%	9/20/24	825	769
[9]	KFW	1.250%	1/31/25	1,725	1,615
[9]	KFW	2.000%	5/2/25	150	142
[9]	KFW	0.375%	7/18/25	1,500	1,357
[9]	KFW	0.625%	1/22/26	1,000	895
[9]	KFW	1.000%	10/1/26	1,000	888
[9]	KFW	3.000%	5/20/27	560	534
[9]	KFW	2.875%	4/3/28	500	470
[9]	KFW	1.750%	9/14/29	175	151
[9]	KFW	0.000%	4/18/36	400	229
[9]	KFW	0.000%	6/29/37	200	110
[7]	Kingdom of Jordan AID	3.000%	6/30/25	200	193
	Korea Development Bank	3.750%	1/22/24	500	494
	Korea Development Bank	2.125%	10/1/24	200	190
	Korea Development Bank	0.750%	1/25/25	200	183
	Korea Development Bank	1.375%	4/25/27	200	173
	Korea Development Bank	1.625%	1/19/31	400	314
[9]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	809
[9]	Landwirtschaftliche Rentenbank	0.500%	5/27/25	400	365
[9]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	453
[9]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	252
[9]	Landwirtschaftliche Rentenbank	2.500%	11/15/27	250	231
[9]	Landwirtschaftliche Rentenbank	0.875%	9/3/30	500	394
	Nordic Investment Bank	2.250%	5/21/24	200	193
	Nordic Investment Bank	0.375%	9/11/25	600	539
	Nordic Investment Bank	0.500%	1/21/26	200	178
[10]	Oesterreichische Kontrollbank AG	1.500%	2/12/25	100	94
[10]	Oesterreichische Kontrollbank AG	0.375%	9/17/25	500	449
[10]	Oesterreichische Kontrollbank AG	0.500%	2/2/26	500	444
[10]	Oesterreichische Kontrollbank AG	3.625%	9/9/27	400	390
[2]	Oriental Republic of Uruguay	4.375%	10/27/27	150	152
[2]	Oriental Republic of Uruguay	4.375%	1/23/31	468	465
	Oriental Republic of Uruguay	5.750%	10/28/34	213	231
[2]	Oriental Republic of Uruguay	7.625%	3/21/36	195	247
[2]	Oriental Republic of Uruguay	4.125%	11/20/45	200	185
[2]	Oriental Republic of Uruguay	5.100%	6/18/50	695	683
[2]	Oriental Republic of Uruguay	4.975%	4/20/55	370	355
	Province of Alberta	2.950%	1/23/24	300	294
	Province of Alberta	1.875%	11/13/24	450	427
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Province of Alberta	1.000%	5/20/25	485	446
	Province of Alberta	3.300%	3/15/28	250	237
	Province of Alberta	1.300%	7/22/30	500	400
	Province of British Columbia	1.750%	9/27/24	225	214
	Province of British Columbia	2.250%	6/2/26	300	279
	Province of British Columbia	0.900%	7/20/26	300	266
	Province of Manitoba	2.600%	4/16/24	150	146
	Province of Manitoba	2.125%	6/22/26	90	83
	Province of Manitoba	1.500%	10/25/28	350	297
	Province of New Brunswick	3.625%	2/24/28	105	101
	Province of Ontario	3.050%	1/29/24	250	245
	Province of Ontario	3.200%	5/16/24	150	147
	Province of Ontario	2.500%	4/27/26	250	234
	Province of Ontario	2.300%	6/15/26	900	836
	Province of Ontario	3.100%	5/19/27	600	569
	Province of Ontario	2.000%	10/2/29	585	503
	Province of Ontario	1.125%	10/7/30	500	393
	Province of Ontario	1.600%	2/25/31	600	487
	Province of Ontario	1.800%	10/14/31	200	162
	Province of Quebec	1.500%	2/11/25	441	414
	Province of Quebec	0.600%	7/23/25	500	453
	Province of Quebec	2.500%	4/20/26	200	188
	Province of Quebec	2.750%	4/12/27	850	797
	Province of Quebec	7.500%	9/15/29	475	558
	Province of Quebec	1.350%	5/28/30	400	323
	Province of Quebec	1.900%	4/21/31	1,200	994
	Republic of Chile	3.125%	1/21/26	485	460
	Republic of Chile	3.240%	2/6/28	460	427
	Republic of Chile	2.450%	1/31/31	200	166
	Republic of Chile	2.550%	7/27/33	400	314
	Republic of Chile	3.500%	1/31/34	600	513
	Republic of Chile	4.340%	3/7/42	400	339
	Republic of Chile	3.500%	1/25/50	275	200
	Republic of Chile	4.000%	1/31/52	200	155
	Republic of Chile	3.100%	1/22/61	500	312
	Republic of Chile	3.250%	9/21/71	200	124
	Republic of Hungary	5.375%	3/25/24	350	350
	Republic of Hungary	7.625%	3/29/41	240	262
	Republic of Indonesia	4.100%	4/24/28	200	197
	Republic of Indonesia	4.750%	2/11/29	425	426
	Republic of Indonesia	3.400%	9/18/29	200	184
	Republic of Indonesia	2.850%	2/14/30	200	180
	Republic of Indonesia	3.850%	10/15/30	200	189
	Republic of Indonesia	4.350%	1/11/48	725	625
	Republic of Indonesia	3.700%	10/30/49	200	155
	Republic of Indonesia	4.200%	10/15/50	430	356
	Republic of Indonesia	3.050%	3/12/51	400	290
	Republic of Indonesia	4.300%	3/31/52	200	169
	Republic of Indonesia	5.450%	9/20/52	200	198
	Republic of Indonesia	3.200%	9/23/61	200	137
	Republic of Indonesia	4.450%	4/15/70	200	168
	Republic of Italy	0.875%	5/6/24	500	468
	Republic of Italy	2.375%	10/17/24	475	447
	Republic of Italy	1.250%	2/17/26	500	435
	Republic of Italy	2.875%	10/17/29	400	332
	Republic of Italy	5.375%	6/15/33	475	454
	Republic of Italy	4.000%	10/17/49	500	354
	Republic of Italy	3.875%	5/6/51	400	265
	Republic of Korea	5.625%	11/3/25	100	102
	Republic of Korea	2.750%	1/19/27	1,000	940
	Republic of Korea	2.500%	6/19/29	200	180
	Republic of Korea	1.750%	10/15/31	200	164
	Republic of Korea	3.875%	9/20/48	125	109
	Republic of Panama	3.750%	3/16/25	207	200
	Republic of Panama	7.125%	1/29/26	168	178
	Republic of Panama	8.875%	9/30/27	238	275
	Republic of Panama	3.875%	3/17/28	460	434
	Republic of Panama	9.375%	4/1/29	300	357
	Republic of Panama	2.252%	9/29/32	500	371
	Republic of Panama	6.400%	2/14/35	200	203
[2]	Republic of Panama	6.700%	1/26/36	292	306

62

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Republic of Panama	4.500%	4/16/50	560	423
[2]	Republic of Panama	4.300%	4/29/53	400	291
	Republic of Panama	4.500%	4/1/56	500	367
[2]	Republic of Panama	3.870%	7/23/60	750	485
	Republic of Panama	4.500%	1/19/63	200	142
	Republic of Peru	7.350%	7/21/25	225	236
	Republic of Peru	2.392%	1/23/26	200	185
	Republic of Peru	2.783%	1/23/31	900	747
	Republic of Peru	1.862%	12/1/32	350	256
	Republic of Peru	8.750%	11/21/33	645	788
	Republic of Peru	3.000%	1/15/34	750	593
[2]	Republic of Peru	6.550%	3/14/37	325	344
	Republic of Peru	3.300%	3/11/41	200	146
	Republic of Peru	5.625%	11/18/50	200	198
	Republic of Peru	3.600%	1/15/72	275	180
	Republic of Peru	3.230%	7/28/21	525	307
	Republic of Philippines	9.500%	10/21/24	350	381
	Republic of Philippines	10.625%	3/16/25	100	113
	Republic of Philippines	5.500%	3/30/26	225	231
	Republic of Philippines	5.170%	10/13/27	300	306
	Republic of Philippines	3.000%	2/1/28	400	372
	Republic of Philippines	3.750%	1/14/29	400	382
	Republic of Philippines	9.500%	2/2/30	300	382
	Republic of Philippines	2.457%	5/5/30	200	175
	Republic of Philippines	7.750%	1/14/31	400	478
	Republic of Philippines	1.648%	6/10/31	200	160
	Republic of Philippines	1.950%	1/6/32	200	163
	Republic of Philippines	6.375%	1/15/32	200	223
	Republic of Philippines	5.609%	4/13/33	300	317
	Republic of Philippines	6.375%	10/23/34	550	609
	Republic of Philippines	3.950%	1/20/40	400	339
	Republic of Philippines	3.700%	3/1/41	400	326
	Republic of Philippines	3.700%	2/2/42	350	284
	Republic of Philippines	2.950%	5/5/45	200	144
	Republic of Philippines	2.650%	12/10/45	200	134
	Republic of Philippines	3.200%	7/6/46	500	365
	Republic of Philippines	5.950%	10/13/47	200	214
	Republic of Poland	3.250%	4/6/26	500	479
	Republic of Poland	5.500%	11/16/27	225	231
	Republic of Poland	5.750%	11/16/32	200	213
	State of Israel	2.875%	3/16/26	200	190
	State of Israel	3.250%	1/17/28	300	284
	State of Israel	2.500%	1/15/30	200	179
	State of Israel	2.750%	7/3/30	600	545
	State of Israel	4.500%	1/30/43	200	186
	State of Israel	4.125%	1/17/48	250	219
	State of Israel	3.375%	1/15/50	200	153
	State of Israel	3.875%	7/3/50	400	335
	State of Israel	4.500%	4/3/20	200	175
	Svensk Exportkredit AB	0.375%	3/11/24	800	758
	Svensk Exportkredit AB	0.375%	7/30/24	500	467
	Svensk Exportkredit AB	0.625%	10/7/24	200	186
	Svensk Exportkredit AB	0.625%	5/14/25	500	456
	Svensk Exportkredit AB	0.500%	8/26/25	800	719
	Svensk Exportkredit AB	4.625%	11/28/25	247	247
	Svensk Exportkredit AB	2.250%	3/22/27	200	184
	United Mexican States	3.900%	4/27/25	400	395
	United Mexican States	4.125%	1/21/26	445	434
	United Mexican States	4.150%	3/28/27	800	780
	United Mexican States	3.750%	1/11/28	675	638
	United Mexican States	4.500%	4/22/29	950	907
	United Mexican States	3.250%	4/16/30	385	336
	United Mexican States	2.659%	5/24/31	600	483
	United Mexican States	8.300%	8/15/31	220	258
	United Mexican States	7.500%	4/8/33	100	112
	United Mexican States	6.050%	1/11/40	883	856
	United Mexican States	4.280%	8/14/41	865	669
	United Mexican States	4.750%	3/8/44	765	618
	United Mexican States	5.550%	1/21/45	200	179
	United Mexican States	4.600%	1/23/46	600	467
	United Mexican States	4.350%	1/15/47	560	420
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United Mexican States	4.600%	2/10/48	455	352
United Mexican States	4.500%	1/31/50	200	152
United Mexican States	5.000%	4/27/51	600	488
United Mexican States	4.400%	2/12/52	500	368
United Mexican States	3.771%	5/24/61	800	508
United Mexican States	5.750%	10/12/10	342	288
Total Sovereign Bonds (Cost $150,924)				135,482
Taxable Municipal Bonds (0.7%)
Alabama Economic Settlement Authority Miscellaneous Revenue	3.163%	9/15/25	40	39
American Municipal Power Inc. Electric Power & Light Revenue	5.939%	2/15/47	150	156
American Municipal Power Inc. Electric Power & Light Revenue	7.499%	2/15/50	50	60
American Municipal Power Inc. Electric Power & Light Revenue (Combination Hydroelectric Projects)	8.084%	2/15/50	175	225
Bay Area Toll Authority Highway Revenue	2.574%	4/1/31	75	66
Bay Area Toll Authority Highway Revenue	6.918%	4/1/40	100	117
Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	250	283
Bay Area Toll Authority Highway Revenue	7.043%	4/1/50	100	123
Bay Area Toll Authority Highway Revenue	6.907%	10/1/50	200	244
Bay Area Toll Authority Highway Revenue	3.126%	4/1/55	100	67
California GO	3.375%	4/1/25	100	97
California GO	2.650%	4/1/26	75	71
California GO	1.700%	2/1/28	100	86
California GO	3.500%	4/1/28	150	141
California GO	2.500%	10/1/29	70	60
California GO	4.500%	4/1/33	190	183
California GO	7.500%	4/1/34	350	423
California GO	4.600%	4/1/38	300	282
California GO	7.550%	4/1/39	630	789
California GO	7.300%	10/1/39	75	91
California GO	7.350%	11/1/39	575	702
California GO	7.625%	3/1/40	205	259
California GO	7.600%	11/1/40	200	256
California State University College & University Revenue	3.899%	11/1/47	50	42
California State University College & University Revenue	2.975%	11/1/51	140	97
Central Puget Sound Regional Transit Authority Sales & Sales Tax Revenue Bonds	5.491%	11/1/39	50	52
Chicago IL GO	7.045%	1/1/29	35	36
Chicago IL GO, Prere.	7.045%	1/1/23	5	5
Chicago O'Hare International Airport Port, Airport & Marina Revenue	6.395%	1/1/40	125	140
Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.472%	1/1/49	75	66
Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.572%	1/1/54	40	35
Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	120	133
Clark County Department of Aviation Port, Airport & Marina Revenue	6.820%	7/1/45	100	118
Commonwealth Financing Authority Appropriations Revenue	3.807%	6/1/41	105	86
Commonwealth Financing Authority Appropriations Revenue (Plancon Program)	3.864%	6/1/38	100	88

63

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Commonwealth of Massachusetts GO	4.110%	7/15/31	250	241
	Commonwealth of Massachusetts GO	5.456%	12/1/39	150	157
	Commonwealth of Massachusetts GO	2.514%	7/1/41	50	36
	Commonwealth of Massachusetts GO	2.813%	9/1/43	225	162
	Commonwealth of Massachusetts GO	2.900%	9/1/49	100	69
	Commonwealth of Massachusetts Transportation Fund Fuel Sales Tax Revenue	5.731%	6/1/40	50	52
	Connecticut GO	5.090%	10/1/30	175	176
	Connecticut GO	5.850%	3/15/32	200	211
	Cook County IL GO	6.229%	11/15/34	50	54
	Dallas Area Rapid Transit Sales Tax Revenue	5.999%	12/1/44	100	109
	Dallas Area Rapid Transit Sales Tax Revenue	5.022%	12/1/48	50	48
	Dallas Convention Center Hotel Development Corp. Hotel Occupancy Tax Revenue	7.088%	1/1/42	75	82
[11]	Dallas Independent School District GO	6.450%	2/15/35	100	100
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	2.994%	11/1/38	200	162
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	3.144%	11/1/45	75	56
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	4.507%	11/1/51	100	90
	District of Columbia Income Tax Revenue	5.591%	12/1/34	50	52
	District of Columbia Water & Sewer Authority Water Revenue	4.814%	10/1/14	150	130
	East Bay Municipal Utility District Water System Water Revenue	5.874%	6/1/40	85	93
	Florida State Board of Administration Finance Corp. Miscellaneous Revenue	1.705%	7/1/27	250	218
	Foothill-Eastern Transportation Corridor Agency Highway Revenue	4.094%	1/15/49	140	106
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	239	256
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.655%	4/1/57	144	155
	Georgia Municipal Electric Authority Electric Power & Light Revenue	7.055%	4/1/57	72	73
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.115%	6/1/38	100	77
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.000%	6/1/46	175	162
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	4.214%	6/1/50	200	156
	Grand Parkway Transportation Corp. Texas System Highway Revenue	3.236%	10/1/52	395	280
	Great Lakes Water Authority Sewage Disposal System Sewer Revenue	3.056%	7/1/39	100	77
	Houston TX GO	6.290%	3/1/32	110	115
	Illinois GO	5.100%	6/1/33	1,405	1,348
	Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	50	54
	Indiana Finance Authority Appropriations Revenue	3.051%	1/1/51	75	54
	JobsOhio Beverage System Miscellaneous Revenue	3.985%	1/1/29	150	145
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
JobsOhio Beverage System Miscellaneous Revenue	4.532%	1/1/35	100	96
JobsOhio Beverage System Miscellaneous Revenue	2.833%	1/1/38	75	59
Los Angeles CA Unified School District GO	5.755%	7/1/29	200	207
Los Angeles CA Unified School District GO	5.750%	7/1/34	125	131
Los Angeles CA Unified School District GO	6.758%	7/1/34	200	224
Los Angeles Community College District GO	1.606%	8/1/28	100	86
Los Angeles Community College District GO	1.806%	8/1/30	150	123
Los Angeles Community College District GO	2.106%	8/1/32	100	80
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	75	79
Los Angeles County Public Works Financing Authority Lease (Abatement) Revenue	7.618%	8/1/40	50	61
Los Angeles Department of Water & Power System Electric Power & Light Revenue	6.574%	7/1/45	100	118
Los Angeles Department of Water & Power System Water Revenue	6.603%	7/1/50	100	118
Louisiana Gasoline & Fuels Sales Tax Revenue	2.952%	5/1/41	50	38
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	3.615%	2/1/29	150	145
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	4.145%	2/1/33	100	95
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	4.475%	8/1/39	150	140
Maryland Health & Higher Educational Facilities Authority Health, Hospital, Nursing Home Revenue	3.197%	7/1/50	250	164
Maryland State Transportation Authority Transit Revenue	5.888%	7/1/43	50	53
Massachusetts School Building Authority Sales Tax Revenue	5.715%	8/15/39	100	102
Massachusetts School Building Authority Sales Tax Revenue	3.395%	10/15/40	50	40
Massachusetts School Building Authority Sales Tax Revenue	2.950%	5/15/43	100	73
Massachusetts Water Resources Authority Water Revenue	2.823%	8/1/41	100	74
Metropolitan Government of Nashville & Davidson County TN Hotel Occupancy Tax Revenue	6.731%	7/1/43	50	56
Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	400	490
Metropolitan Transportation Authority Transit Revenue	5.871%	11/15/39	50	48
Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	175	151
Metropolitan Washington Airports Authority Dulles Toll Road Highway Revenue	7.462%	10/1/46	85	104
Metropolitan Water Reclamation District of Greater Chicago GO	5.720%	12/1/38	100	106
Miami-Dade County FL Aviation Port, Airport & Marina Revenue	4.280%	10/1/41	125	110
Miami-Dade County FL Water & Sewer Water Revenue	3.490%	10/1/42	75	60

64

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.084%	12/1/34	75	63
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.384%	12/1/40	200	160
	Michigan State University College & University Revenue	4.496%	8/15/48	50	45
	Michigan State University College & University Revenue	4.165%	8/15/22	100	74
	Mississippi GO	5.245%	11/1/34	50	51
	Missouri Health & Educational Facilities Authority College & University Revenue	3.229%	5/15/50	100	73
	Missouri Health & Educational Facilities Authority College & University Revenue	3.652%	8/15/57	100	77
[12]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	225	242
	New Jersey Rutgers State University College & University Revenue	3.915%	5/1/19	75	50
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	4.081%	6/15/39	75	62
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	6.561%	12/15/40	200	215
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	4.131%	6/15/42	100	80
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	100	124
	New Jersey Turnpike Authority Highway Revenue	7.102%	1/1/41	400	482
	New York City Municipal Water Finance Authority Revenue Water Revenue	5.750%	6/15/41	50	54
	New York City Municipal Water Finance Authority Revenue Water Revenue	5.440%	6/15/43	100	104
	New York City Municipal Water Finance Authority Water Revenue	5.952%	6/15/42	50	55
	New York City Municipal Water Finance Authority Water Revenue	6.011%	6/15/42	50	55
	New York City Municipal Water Finance Authority Water Revenue	5.882%	6/15/44	175	192
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.767%	8/1/36	145	150
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.572%	11/1/38	75	77
	New York City Transitional Finance Authority Future Tax Secured Sales Tax Revenue	5.508%	8/1/37	100	103
	New York NY GO	5.517%	10/1/37	50	51
	New York NY GO	6.271%	12/1/37	100	110
	New York State Dormitory Authority College & University Revenue	3.142%	7/1/43	260	197
	New York State Dormitory Authority Income Tax Revenue	3.110%	2/15/39	50	39
	New York State Dormitory Authority Income Tax Revenue	5.628%	3/15/39	100	103
	New York State Dormitory Authority Income Tax Revenue	3.190%	2/15/43	50	37
	New York State Dormitory Authority Lease (Appropriation) Revenue	2.202%	3/15/34	200	152
	New York State Thruway Authority Highway Revenue	2.900%	1/1/35	85	70
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	50	39
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	New York State Urban Development Corp. Income Tax Revenue	3.900%	3/15/33	100	92
	New York State Urban Development Corp. Income Tax Revenue	5.770%	3/15/39	150	154
	North Texas Tollway Authority Highway Revenue	3.011%	1/1/43	50	37
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	150	178
	Ohio State University College & University Revenue	4.910%	6/1/40	100	100
	Ohio State University College & University Revenue	4.800%	6/1/11	100	82
	Ohio State University General Receipts College & University Revenue	3.798%	12/1/46	100	84
	Ohio Turnpike & Infrastructure Commission Highway Revenue	3.216%	2/15/48	75	53
	Ohio Water Development Authority Water Pollution Control Loan Fund Water Revenue	4.879%	12/1/34	75	74
	Oregon Department of Transportation Fuel Sales Tax Revenue	5.834%	11/15/34	150	161
	Oregon GO	5.762%	6/1/23	40	40
	Oregon GO	5.892%	6/1/27	75	77
[13]	Oregon School Boards Assn. GO	5.528%	6/30/28	50	51
[14]	Oregon State University College & University Revenue	3.424%	3/1/60	150	104
	Pennsylvania State University College & University Revenue	2.790%	9/1/43	50	36
	Pennsylvania State University College & University Revenue	2.840%	9/1/50	100	66
	Pennsylvania Turnpike Commission Highway Revenue	5.511%	12/1/45	75	75
	Permanent University Fund - Texas A&M University System College & University Revenue	3.100%	7/1/49	75	55
	Permanent University Fund - University of Texas System College & University Revenue	3.376%	7/1/47	50	39
	Philadelphia PA Water & Wastewater Water Revenue	2.926%	7/1/45	50	35
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	6.040%	12/1/29	75	79
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.960%	8/1/46	250	243
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.310%	8/1/46	100	100
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.031%	9/1/48	30	25
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.139%	2/15/51	200	142
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.926%	10/1/51	100	94
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.175%	7/15/60	150	97
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	475	412
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.810%	10/15/65	100	93
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.287%	8/1/69	100	65
	Port of Morrow OR Nuclear Revenue	2.543%	9/1/40	100	71
	Regional Transportation District Sales Tax Revenue	5.844%	11/1/50	100	110

65

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Riverside County CA Appropriations Revenue	3.818%	2/15/38	50	44
	Rutgers State University of New Jersey College & University Revenue	5.665%	5/1/40	50	51
	Rutgers State University of New Jersey College & University Revenue	3.270%	5/1/43	25	19
	Sales Tax Securitization Corp. Illinois Sales Tax Revenue	3.587%	1/1/43	75	60
	Sales Tax Securitization Corp. Illinois Sales Tax Revenue	3.820%	1/1/48	50	38
	Sales Tax Securitization Corp. Illinois Sales Tax Revenue	4.787%	1/1/48	100	90
	Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue	4.839%	1/1/41	150	146
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.985%	2/1/39	125	136
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.808%	2/1/41	125	133
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	2.905%	2/1/48	100	70
	San Diego County Water Authority Water Revenue	6.138%	5/1/49	100	111
	San Francisco CA Public Utilities Commission Water Revenue	6.950%	11/1/50	100	121
	San Jose Redevelopment Agency Successor Agency Tax Allocation Revenue	3.375%	8/1/34	100	88
	Santa Clara Valley Transportation Authority Sales Tax Revenue	5.876%	4/1/32	200	207
	South Carolina Public Service Authority Electric Power & Light Revenue	6.454%	1/1/50	100	104
	State Board of Administration Finance Corp. Miscellaneous Revenue	1.258%	7/1/25	325	298
	State Board of Administration Finance Corp. Miscellaneous Revenue	2.154%	7/1/30	250	205
	State Public School Building Authority Miscellaneous Revenue	5.000%	9/15/27	50	50
	Texas GO	5.517%	4/1/39	180	190
	Texas GO	4.681%	4/1/40	50	49
	Texas GO	3.211%	4/1/44	225	178
	Texas Private Activity Bond Surface Transportation Corp. Highway Revenue	3.922%	12/31/49	175	133
	Texas Transportation Commission GO	2.562%	4/1/42	100	74
	Texas Transportation Commission GO	2.472%	10/1/44	125	85
	Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue	5.178%	4/1/30	175	178
	Texas Transportation Commission State Highway Fund Miscellaneous Revenue	4.000%	10/1/33	100	91
[13]	Tucson AZ COP	2.856%	7/1/47	50	33
	University of California College & University Revenue	0.883%	5/15/25	100	92
	University of California College & University Revenue	3.063%	7/1/25	100	96
	University of California College & University Revenue	1.316%	5/15/27	100	86
	University of California College & University Revenue	1.614%	5/15/30	125	100
	University of California College & University Revenue	5.946%	5/15/45	175	184
	University of California College & University Revenue	3.071%	5/15/51	100	67
	University of California College & University Revenue	4.858%	5/15/12	225	190
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	University of California College & University Revenue	4.767%	5/15/15	100	82
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	350	398
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	50	57
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	130	86
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	4.563%	5/15/53	100	87
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.706%	5/15/20	60	38
	University of Michigan College & University Revenue	2.437%	4/1/40	100	72
	University of Michigan College & University Revenue	2.562%	4/1/50	100	65
	University of Michigan College & University Revenue	4.454%	4/1/22	225	182
	University of Nebraska Facilities Corp. College & University Revenue	3.037%	10/1/49	65	46
	University of Pittsburgh-of the Commonwealth System of Higher Education College & University Revenue	3.555%	9/15/19	250	153
	University of Texas System Regents College & University Revenue	4.794%	8/15/46	100	99
	University of Texas System Regents College & University Revenue	3.354%	8/15/47	50	38
	University of Texas System Regents College & University Revenue	2.439%	8/15/49	50	31
	University of Virginia College & University Revenue	2.256%	9/1/50	335	204
	University of Virginia College & University Revenue	4.179%	9/1/17	50	38
	Utah GO	4.554%	7/1/24	20	20
	Utah GO	3.539%	7/1/25	37	36
	Washington GO	5.140%	8/1/40	150	151
[13]	Westchester County Local Development Corp. Health, Hospital, Nursing Home Revenue	3.846%	11/1/50	50	35
[13]	Wisconsin Appropriations Revenue	5.700%	5/1/26	55	56
	Wisconsin Appropriations Revenue	3.154%	5/1/27	100	93
	Wisconsin Appropriations Revenue	3.954%	5/1/36	250	225
Total Taxable Municipal Bonds (Cost $30,580)					27,104

66

Total Bond Market Index Portfolio
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[15]	Vanguard Market Liquidity Fund (Cost $18,262)	4.334%	182,644	18,262
Total Investments (99.8%) (Cost $4,511,055)				3,965,392
Other Assets and Liabilities—Net (0.2%)				7,104
Net Assets (100%)				3,972,496
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2022.
4	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the aggregate value was $16,726,000, representing 0.4% of net assets.
6	Guaranteed by the Government of Canada.
7	U.S. government-guaranteed.
8	Guaranteed by the Government of Japan.
9	Guaranteed by the Federal Republic of Germany.
10	Guaranteed by the Republic of Austria.
11	Scheduled principal and interest payments are guaranteed by Texas Permanent School Fund.
12	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
14	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
15	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1YR—1-year.
6M—6-month.
CMT—Constant Maturing Treasury Rate.
COP—Certificate of Participation.
DAC—Designated Activity Company.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
Prere.—Prerefunded.
REMIC—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.
See accompanying Notes, which are an integral part of the Financial Statements.
67

Total Bond Market Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2022
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,492,793)	3,947,130
Affiliated Issuers (Cost $18,262)	18,262
Total Investments in Securities	3,965,392
Investment in Vanguard	145
Receivables for Investment Securities Sold	33,389
Receivables for Accrued Income	25,593
Receivables for Capital Shares Issued	1,787
Total Assets	4,026,306
Liabilities
Due to Custodian	34
Payables for Investment Securities Purchased	45,575
Payables for Capital Shares Redeemed	7,954
Payables to Vanguard	247
Total Liabilities	53,810
Net Assets	3,972,496
At December 31, 2022, net assets consisted of:

Paid-in Capital	4,477,091
Total Distributable Earnings (Loss)	(504,595)
Net Assets	3,972,496

Net Assets
Applicable to 385,049,268 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,972,496
Net Asset Value Per Share	$10.32

See accompanying Notes, which are an integral part of the Financial Statements.
68

Total Bond Market Index Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Interest[1]	104,685
Total Income	104,685
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,115
Management and Administrative	4,280
Marketing and Distribution	284
Custodian Fees	41
Auditing Fees	76
Shareholders’ Reports	181
Trustees’ Fees and Expenses	2
Other Expenses	21
Total Expenses	6,000
Expenses Paid Indirectly	(1)
Net Expenses	5,999
Net Investment Income	98,686
Realized Net Gain (Loss)
Investment Securities Sold[1]	(47,000)
Futures Contracts	(18)
Realized Net Gain (Loss)	(47,018)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(687,610)
Net Increase (Decrease) in Net Assets Resulting from Operations	(635,942)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $225,000, ($6,000), less than $1,000, and $5,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	98,686	89,752
Realized Net Gain (Loss)	(47,018)	31,221
Change in Unrealized Appreciation (Depreciation)	(687,610)	(207,270)
Net Increase (Decrease) in Net Assets Resulting from Operations	(635,942)	(86,297)
Distributions
Total Distributions	(120,844)	(139,591)
Capital Share Transactions
Issued	515,314	843,843
Issued in Lieu of Cash Distributions	120,844	139,591
Redeemed	(778,104)	(752,865)
Net Increase (Decrease) from Capital Share Transactions	(141,946)	230,569
Total Increase (Decrease)	(898,732)	4,681
Net Assets
Beginning of Period	4,871,228	4,866,547
End of Period	3,972,496	4,871,228

See accompanying Notes, which are an integral part of the Financial Statements.
69

Total Bond Market Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.22	$12.81	$12.21	$11.54	$11.86
Investment Operations
Net Investment Income[1]	.250	.228	.277	.324	.313
Net Realized and Unrealized Gain (Loss) on Investments	(1.844)	(.454)	.635	.657	(.343)
Total from Investment Operations	(1.594)	(.226)	.912	.981	(.030)
Distributions
Dividends from Net Investment Income	(.226)	(.260)	(.312)	(.311)	(.267)
Distributions from Realized Capital Gains	(.080)	(.104)	—	—	(.023)
Total Distributions	(.306)	(.364)	(.312)	(.311)	(.290)
Net Asset Value, End of Period	$10.32	$12.22	$12.81	$12.21	$11.54
Total Return	-13.21%	-1.72%	7.58%	8.67%	-0.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,972	$4,871	$4,867	$4,300	$3,535
Ratio of Total Expenses to Average Net Assets	0.14%[2]	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.30%	1.85%	2.20%	2.72%	2.74%
Portfolio Turnover Rate[3]	42%	69%	94%	80%	89%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
3	Includes 12%, 33%, 28%, 19%, and 26%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
70

Total Bond Market Index Portfolio
Notes to Financial Statements
The Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Certain of the portfolio’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the portfolio under the MSFTA.
3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio also enters into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
71

Total Bond Market Index Portfolio
4. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
The portfolio had no open futures contracts at December 31, 2022.
5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on
72

Total Bond Market Index Portfolio
certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2022, the portfolio had contributed to Vanguard capital in the amount of $145,000, representing less than 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2022, custodian fee offset arrangements reduced the portfolio’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments as of December 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,608,402	—	2,608,402
Asset-Backed/Commercial Mortgage-Backed Securities	—	103,699	—	103,699
Corporate Bonds	—	1,072,443	—	1,072,443
Sovereign Bonds	—	135,482	—	135,482
Taxable Municipal Bonds	—	27,104	—	27,104
Temporary Cash Investments	18,262	—	—	18,262
Total	18,262	3,947,130	—	3,965,392
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	94,490
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(46,022)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(553,063)
73

Total Bond Market Index Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	89,181	113,757
Long-Term Capital Gains	31,663	25,834
Total	120,844	139,591
*	Includes short-term capital gains, if any.
As of December 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,518,455
Gross Unrealized Appreciation	6,532
Gross Unrealized Depreciation	(559,595)
Net Unrealized Appreciation (Depreciation)	(553,063)
F.	During the year ended December 31, 2022, the portfolio purchased $181,452,000 of investment securities and sold $265,909,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,617,244,000 and $1,690,770,000, respectively.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2022, such purchases were $6,579,000 and sales were $14,779,000, resulting in net realized loss of $732,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2022 Shares (000)	2021 Shares (000)

Issued	47,186	68,447
Issued in Lieu of Cash Distributions	10,897	11,623
Redeemed	(71,707)	(61,220)
Net Increase (Decrease) in Shares Outstanding	(13,624)	18,850
At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 30% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
74

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Bond Market Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022 the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
February 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
75

Tax information (unaudited)
The portfolio hereby designates $32,428,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $31,663,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
76

"Bloomberg®" and Bloomberg U.S. Aggregate Float Adjusted Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Total Bond Market Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Total Bond Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Total Bond Market Index Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Total Bond Market Index Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Total Bond Market Index Portfolio into consideration in determining, composing or calculating the Bloomberg U.S. Aggregate Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Total Bond Market Index Portfolio customers, in connection with the administration, marketing or trading of the Total Bond Market Index Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TOTAL BOND MARKET INDEX PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TOTAL BOND MARKET INDEX PORTFOLIO OR BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
77

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690GBI 022023

Annual Report   |   December 31, 2022
Vanguard Variable Insurance Funds
Growth Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisor's Report	2
About Your Portfolio’s Expenses	3
Performance Summary	4
Financial Statements	6
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The Growth Portfolio returned –33.37%, well behind the –29.14% return of its benchmark, the Russell 1000 Growth Index.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which weighed on bond prices and increased fears of recession.
•	Returns were negative across all portfolio sectors except energy. Poor selection in information technology, the portfolio’s largest sector, detracted most. An underweight allocation to the consumer discretionary sector made it the largest contributor relative to the benchmark.
•	For the decade ended December 31, the portfolio’s average annual return trailed that of its benchmark by more than 1 percentage point.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take insurance-related expenses into account.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

Advisor’s Report
The Growth Portfolio returned –33.37% for the 12 months ended December 31, 2022. It lagged the –29.14% return of its benchmark, the Russell 1000 Growth Index.
Investment strategy
The portfolio seeks to outperform growth indexes and, over the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies that possess a clear competitive advantage that will enable them to sustain above-average growth.
Review of the period
U.S. equities, as measured by the Standard & Poor’s 500 Index, returned –18.1% over the period. Growth stocks slightly outperformed value stocks and large caps outpaced small caps, as measured by the Russell indexes.
During 2022, the portfolio underperformed the benchmark, driven by negative stock selection in the information technology, industrials, and financials sectors. By contrast, the approach delivered positive stock selection within the energy sector. Sector allocation, a result of our bottom-up selection process, did not have a meaningful impact on relative performance.
Notable detractors included not owning health care companies AbbVie and Eli Lilly as well as an overweight position to U.S. credit bureau TransUnion. Given the heightened market volatility in 2022, more defensively oriented, lower-beta companies in the Russell 1000 Growth Index outperformed, creating a headwind for the portfolio’s relative returns. Large-cap pharmaceutical companies such as AbbVie and Eli Lilly generally do not fit our philosophy and process because they lack durable moats (durable competitive advantages) and sustainable earnings growth. The share price of TransUnion moved lower as a result of disappointing guidance and broader uncertainty in the macro environment. While credit origination remains a downside risk, we are positive on both the growth in emerging specialized markets where TransUnion continues to gain exposure and on their accelerating international growth. With the stock trading at all-time low multiples, we find the current valuation attractive and continue to hold an overweight position.
Top contributors to relative performance included an underweight allocation to electric vehicle (EV) manufacturer Tesla and overweight positions in Mastercard and Boston Scientific. Our underweight to Tesla was the largest relative contributor to performance because of the stock sell-off related to concerns around shifting competitive dynamics within the EV industry. Mastercard rose as the global payments company reported strong first-quarter earnings results driven by a large recovery in cross-border volume as international travel rebounded to pre-pandemic levels. The share price of Boston Scientific, a U.S.-based medical device manufacturer focused on minimally invasive products, rose following three consecutive quarters where management raised organic growth expectations. Although staffing shortages remain a challenge for hospitals, procedure volumes continue to recover. Results showed broad-based strength across Boston Scientific’s portfolio, coming from both diverse growth drivers as well as product catalysts, including atrial fibrillation devices.
From a positioning perspective, the portfolio increased its active exposure to financials and health care and reduced large overweight allocations to information technology and communication services. It also added to its consumer discretionary holdings, partially closing its underweight exposure. At the end of the period, the portfolio was most overweight financials, information technology, and health care relative to the benchmark, most underweight consumer staples, consumer discretionary, and materials.
The Growth Portfolio consists of high-quality, growing companies protected by sustainable barriers to entry and benefiting from long-term secular trends. We continue to believe that powerful structural changes in our economy are moving hundreds of billions of dollars into new business areas such as electronic payments, e-commerce, digital media, life sciences, and cloud computing. By identifying competitively advantaged companies at the forefront of these trends and applying our rigorous valuation discipline, we believe this portfolio should outperform over the long-term. We are excited about the holdings in the portfolio and believe they are well-positioned to outperform across a variety of market environments going forward.
Portfolio Manager:
Andrew J. Shilling, CFA,
Senior Managing Director
Wellington Management Company llp
January 18, 2023
2

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2022
Growth Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$986.90	$1.65
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.54	1.68
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.33%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Growth Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Growth Portfolio	-33.37%	8.55%	12.49%	$32,435
Russell 1000 Growth Index	-29.14	10.96	14.10	37,397
Dow Jones U.S. Total Stock Market Float Adjusted Index	-19.53	8.65	12.03	31,151
See Financial Highlights for dividend and capital gains information.
4

Growth Portfolio
Portfolio Allocation
As of December 31, 2022
Communication Services	7.1%
Consumer Discretionary	12.0
Consumer Staples	2.4
Energy	1.8
Financials	7.1
Health Care	14.8
Industrials	6.8
Information Technology	46.1
Real Estate	1.9
The table reflects the portfolio’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
5

Growth Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.2%)
Communication Services (6.9%)
*	Alphabet Inc. Class C	562,239	49,887
*	ZoomInfo Technologies Inc. Class A	316,264	9,523
			59,410
Consumer Discretionary (11.7%)
*	Amazon.com Inc.	445,401	37,414
	TJX Cos. Inc.	164,440	13,089
*	Lululemon Athletica Inc.	32,476	10,405
	NIKE Inc. Class B	82,254	9,624
	Hilton Worldwide Holdings Inc.	73,953	9,345
*	Etsy Inc.	67,771	8,117
*	Airbnb Inc. Class A	93,072	7,958
*	Tesla Inc.	32,562	4,011
			99,963
Consumer Staples (2.4%)
	Constellation Brands Inc. Class A	56,287	13,044
*	Estee Lauder Cos. Inc. Class A	29,047	7,207
			20,251
Energy (1.7%)
	Schlumberger Ltd.	271,572	14,518
Financials (6.9%)
	S&P Global Inc.	41,715	13,972
	Charles Schwab Corp.	152,536	12,700
	American Express Co.	77,118	11,394
	Marsh & McLennan Cos. Inc.	51,036	8,446
	Progressive Corp.	58,559	7,596
	Blackstone Inc.	70,822	5,254
			59,362
Health Care (14.4%)
	UnitedHealth Group Inc.	51,163	27,126
*	Boston Scientific Corp.	351,088	16,245
	Zoetis Inc.	83,955	12,304
	Agilent Technologies Inc.	75,852	11,351
	Stryker Corp.	45,167	11,043
	Danaher Corp.	33,948	9,010
	Elevance Health Inc.	17,374	8,912
*	Insulet Corp.	30,217	8,896
		Shares	Market Value• ($000)
*	Illumina Inc.	40,019	8,092
*	Mettler-Toledo International Inc.	3,841	5,552
*	Align Technology Inc.	20,057	4,230
			122,761
Industrials (6.6%)
	Equifax Inc.	56,943	11,067
	TransUnion	190,614	10,817
*	Uber Technologies Inc.	360,696	8,920
	Northrop Grumman Corp.	16,247	8,865
	General Dynamics Corp.	34,335	8,519
	Airbus SE ADR	187,249	5,554
	IDEX Corp.	12,255	2,798
			56,540
Information Technology (44.8%)
	Microsoft Corp.	388,550	93,182
	Apple Inc.	630,517	81,923
	Mastercard Inc. Class A	127,792	44,437
	Global Payments Inc.	139,771	13,882
*	FleetCor Technologies Inc.	73,402	13,482
	Visa Inc. Class A	61,524	12,782
	NVIDIA Corp.	86,822	12,688
*	Salesforce Inc.	87,080	11,546
	Microchip Technology Inc.	135,637	9,529
*	Block Inc. (XNYS)	148,551	9,335
*	MongoDB Inc. Class A	46,805	9,213
*	Autodesk Inc.	42,024	7,853
	Fidelity National Information Services Inc.	112,138	7,609
*	Ceridian HCM Holding Inc.	117,761	7,554
*	ServiceNow Inc.	19,089	7,412
	Intuit Inc.	18,045	7,023
*	Atlassian Corp. Ltd. Class A	43,275	5,569
	Marvell Technology Inc.	148,858	5,514
*	Advanced Micro Devices Inc.	83,474	5,407
*	Okta Inc.	76,191	5,206
	ASML Holding NV GDR (Registered)	8,762	4,788
	Monolithic Power Systems Inc.	9,081	3,211
*	nCino Inc.	98,501	2,604
*	Snowflake Inc. Class A	13,376	1,920
			383,669
		Shares	Market Value• ($000)
Real Estate (1.8%)
	American Tower Corp.	53,129	11,256
	Equinix Inc.	6,347	4,158
			15,414
Total Common Stocks (Cost $897,019)			831,888
Temporary Cash Investments (2.9%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund, 4.334%	12	1
		Face Amount ($000)
Repurchase Agreement (2.9%)
*	Bank of America Securities LLC 4.300%, 1/3/23 (Dated 12/30/22, Repurchase Value $24,312,000, collateralized by Ginnie Mae 3.500%–4.000%, 4/20/52–6/20/52, with a value of $24,786,000)	24,300	24,300
Total Temporary Cash Investments (Cost $24,301)			24,301
Total Investments (100.1%) (Cost $921,320)			856,189
Other Assets and Liabilities—Net (-0.1%)			(651)
Net Assets (100%)			855,538
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
6

Growth Portfolio
Statement of Assets and Liabilities
As of December 31, 2022
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $921,319)	856,188
Affiliated Issuers (Cost $1)	1
Total Investments in Securities	856,189
Investment in Vanguard	33
Cash	12
Receivables for Accrued Income	221
Receivables for Capital Shares Issued	377
Total Assets	856,832
Liabilities
Payables to Investment Advisor	164
Payables for Capital Shares Redeemed	1,037
Payables to Vanguard	93
Total Liabilities	1,294
Net Assets	855,538
At December 31, 2022, net assets consisted of:

Paid-in Capital	935,294
Total Distributable Earnings (Loss)	(79,756)
Net Assets	855,538

Net Assets
Applicable to 47,184,685 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	855,538
Net Asset Value Per Share	$18.13

See accompanying Notes, which are an integral part of the Financial Statements.
7

Growth Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Dividends[1]	5,412
Interest	666
Securities Lending—Net	6
Total Income	6,084
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,499
Performance Adjustment	(615)
The Vanguard Group—Note C
Management and Administrative	2,375
Marketing and Distribution	58
Custodian Fees	8
Auditing Fees	30
Shareholders’ Reports	16
Trustees’ Fees and Expenses	—
Other Expenses	9
Total Expenses	3,380
Expenses Paid Indirectly	(2)
Net Expenses	3,378
Net Investment Income	2,706
Realized Net Gain (Loss) on Investment Securities Sold[2]	(9,198)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[2]	(434,524)
Net Increase (Decrease) in Net Assets Resulting from Operations	(441,016)
1	Dividends are net of foreign withholding taxes of $30,000.
2	Realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,706	(462)
Realized Net Gain (Loss)	(9,198)	332,836
Change in Unrealized Appreciation (Depreciation)	(434,524)	(122,268)
Net Increase (Decrease) in Net Assets Resulting from Operations	(441,016)	210,106
Distributions
Total Distributions	(339,141)	(116,517)
Capital Share Transactions
Issued	113,930	105,002
Issued in Lieu of Cash Distributions	339,141	116,517
Redeemed	(153,998)	(225,699)
Net Increase (Decrease) from Capital Share Transactions	299,073	(4,180)
Total Increase (Decrease)	(481,084)	89,409
Net Assets
Beginning of Period	1,336,622	1,247,213
End of Period	855,538	1,336,622

See accompanying Notes, which are an integral part of the Financial Statements.
8

Growth Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$38.27	$35.94	$26.95	$22.82	$23.99
Investment Operations
Net Investment Income (Loss)[1]	.060	(.013)	.033	.108	.113
Net Realized and Unrealized Gain (Loss) on Investments	(10.288)	5.826	10.536	7.119	.038
Total from Investment Operations	(10.228)	5.813	10.569	7.227	.151
Distributions
Dividends from Net Investment Income	—	(.013)	(.104)	(.108)	(.080)
Distributions from Realized Capital Gains	(9.912)	(3.470)	(1.475)	(2.989)	(1.241)
Total Distributions	(9.912)	(3.483)	(1.579)	(3.097)	(1.321)
Net Asset Value, End of Period	$18.13	$38.27	$35.94	$26.95	$22.82
Total Return	-33.37%	17.86%	43.09%	33.82%	0.20%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$856	$1,337	$1,247	$791	$598
Ratio of Total Expenses to Average Net Assets[2]	0.34%[3]	0.41%	0.41%[3]	0.40%	0.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.27%	(0.04)%	0.11%	0.43%	0.45%
Portfolio Turnover Rate	33%	66%	41%	32%	47%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.06%), 0.02%, 0.01%, 0.01%, and 0.00%.
3	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements are 0.34% and 0.40% for 2022 and 2020 respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
9

Growth Portfolio
Notes to Financial Statements
The Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net
10

Growth Portfolio
amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Wellington Management Company llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. For the year ended December 31, 2022, the investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before a net decrease of $615,000 (0.06%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2022, the portfolio had contributed to Vanguard capital in the amount of $33,000, representing less than 0.01% of the portfolio’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
11

Growth Portfolio
D.	The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2022, these arrangements reduced the portfolio’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments as of December 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	831,888	—	—	831,888
Temporary Cash Investments	1	24,300	—	24,301
Total	831,889	24,300	—	856,189
F.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,319
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(9,965)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(72,110)
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	94,486	14,579
Long-Term Capital Gains	244,655	101,938
Total	339,141	116,517
*	Includes short-term capital gains, if any.
As of December 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	928,300
Gross Unrealized Appreciation	104,139
Gross Unrealized Depreciation	(176,249)
Net Unrealized Appreciation (Depreciation)	(72,110)
12

Growth Portfolio
G.	During the year ended December 31, 2022, the portfolio purchased $327,277,000 of investment securities and sold $377,268,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2022, such purchases were $0 and sales were $2,243,000, resulting in net realized loss of $493,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2022 Shares (000)	2021 Shares (000)

Issued	5,039	2,874
Issued in Lieu of Cash Distributions	13,911	3,575
Redeemed	(6,689)	(6,225)
Net Increase (Decrease) in Shares Outstanding	12,261	224
At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 64% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
13

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
14

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio distributed $244,655,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
15

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Annuity and Insurance Services > 800-522-5555
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690G 022023

Annual Report   |   December 31, 2022
Vanguard Variable Insurance Funds
High Yield Bond Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisor's Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Trustees Approve Advisory Arrangement	27
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The High Yield Bond Portfolio returned –9.23%, faring somewhat better than the –10.32% return of its composite benchmark index.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which weighed on bond prices and increased fears of recession.
•	With interest rates rapidly rising, the U.S. investment-grade bond market had its worst calendar-year return ever. High-yield bonds posted modestly better total returns.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

Advisor's Report
For the 12 months ended December 31, 2022, the portfolio returned –9.23%, net of fees and expenses, compared with the benchmark return of –10.32%. Please note that Vanguard Fixed Income Group was added in August as an investment advisor to the portfolio, with Michael Chang as the manager for that portion of the portfolio. He will provide an advisor’s report for Vanguard’s part of the portfolio starting with next year’s annual report.
The investment environment
Fixed income markets experienced steep negative total returns during the year as government bond yields moved sharply higher in response to tightening global monetary policies to combat persistent inflation. High-yield spreads widened amid increasing concerns that tighter financial conditions could tip the global economy into recession.
During the course of the year, the 10-year U.S. Treasury yield increased from 1.51% to 3.87%. This led to lower bond prices (bond yields and prices generally move in opposite directions). The average dollar price of the high-yield market decreased to $86 from $104 during the period. The spread of the high-yield market widened to 469 basis points over Treasuries as of December 31, 2022, compared with 283 basis points at the end of 2021. (A basis point is one-hundredth of a percentage point.)
There was some dispersion in performance by credit quality over the year as the high-yield market generally punished lower-quality credits. The lowest-rated CCC bonds trailed, returning –16.29%, according to Bloomberg High Yield Index data, whereas B-rated bonds led with a –10.26% return. BB-rated bonds returned –10.80%.
Although we predict continued macroeconomic headwinds in 2023 and expect defaults to migrate toward long-term averages, we think a repeat of 2022’s negative-total-return year is unlikely given the valuation starting point. Further, with high-yield credit spreads and “all-in”
yields north of 4% and 8%, respectively, we believe market technicals could turn positive as investors seek to capture spreads and yields that are significantly higher than a year ago.
We are closely watching inflation and labor market data points as drivers of Federal Reserve policy as well as key factors in the depth and timing of a potential recession. Security selection should take on increased importance in 2023 because we anticipate greater dispersion across high-yield issuers, sectors, and credit qualities. We continue to prefer companies that can maintain their cash flows in a more challenging market and economic environment through strong competitive positioning, less-cyclical end-market exposures, and a focus on balance sheet improvement.
The Fed’s contractionary monetary policy over the past 12 months, designed to curb persistent inflation, has brought the U.S. yield curve to its flattest since the 1980s—historically, a reliable indicator of an approaching recession. While the pace of inflation has decelerated recently, it is still unclear where inflation will settle and whether the Fed will feel compelled to keep raising interest rates. On the plus side, credit growth, excess savings, labor gains, and housing wealth all boosted consumers’ health in 2022. Nevertheless, we do not believe the true cumulative effects of tighter policy on consumers will take hold until mid-2023.
Despite rising input costs, high-yield issuers’ fundamentals held up relatively well in 2022. Many issuers have bolstered their balance sheets since the onset of COVID-19, providing some insulation from rising costs. However, we anticipate continued pressure on many issuers’ profit margins, as higher costs might not be passed on so easily to a flagging consumer sector in 2023. All-in borrowing costs are significantly above where they were a year ago, further cutting into corporate free-cash-flow generation. Overall, we expect high-yield corporate fundamentals to weaken over the next six to 12 months, as the effects of tighter monetary policy work their way through the economy.
While the market may be prone to volatility over the course of 2023, we believe high-yield spreads could tighten in the absence of negative news, especially given the lack of new high-yield supply and a potential pause in hawkish Fed actions in the first half of 2023. However, we believe spreads may widen in the second half of 2023 as corporate fundamentals continue to weaken amid the slowing macroeconomic environment. If this were to occur, we believe it may present attractive buying opportunities for high-yield investors.
As we enter 2023, we believe a modestly defensive risk posture, with a strong emphasis on security selection, is appropriate. Given the macroeconomic headwinds, weakening high-yield issuer fundamentals, and median-level valuations in the sector, we do not believe investors are likely to be adequately compensated for taking on excess credit risk. However, in the event of further market volatility, we are maintaining the flexibility to pivot and tactically increase risk at potentially more attractive valuations as the year progresses.
The portfolio’s shortfalls
Positioning in the government-related and energy sectors detracted from relative returns. Credit selection in the energy and consumer cyclical services sectors also hurt relative results.
The portfolio’s successes
Positioning in the packaging and construction machinery sectors benefited relative performance. Credit selection in the wireless and pharmaceuticals sectors also contributed favorably to relative returns.
The portfolio’s positioning
The portfolio remains consistent in its investment objective and strategy and maintains meaningful exposure to relatively higher-quality names in the high-yield market. We believe these
2

companies have more stable credit profiles and greater predictability of cash flows than those at the lower end of the quality spectrum.
We prefer higher-quality credits in order to minimize defaults and provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry. We also continue to deemphasize noncash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, because of their potential for volatility.
Michael L. Hong, CFA,
Senior Managing Director and Fixed Income Portfolio Manager
Elizabeth H. Shortsleeve,
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company llp
January 11, 2023
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2022
High Yield Bond Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,040.40	$1.29
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.95	1.28
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.25%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

High Yield Bond Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
High Yield Bond Portfolio	-9.23%	2.27%	3.64%	$14,295
High-Yield Corporate Composite Index	-10.32	2.54	3.87	14,617
Bloomberg U.S. Corporate High Yield Bond Index	-11.19	2.31	4.03	14,845
High-Yield Corporate Composite Index: Weighted 95% Bloomberg U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg U.S. 1-5 Year Treasury Bond Index.
See Financial Highlights for dividend and capital gains information.
5

High Yield Bond Portfolio
Portfolio Allocation
As of December 31, 2022
Communications	17.0%
Consumer Discretionary	16.8
Consumer Staples	3.3
Energy	11.1
Financials	6.7
Health Care	9.7
Industrials	8.6
Materials	8.0
Real Estate	1.4
Technology	9.7
U.S. Government Securities	5.6
Utilities	2.1
The table reflects the portfolio’s investments, except for short-term investments, derivatives and other financial instruments.
6

High Yield Bond Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (5.3%)
U.S. Government Securities (5.3%)
[1]	United States Treasury Note/Bond	0.125%	1/31/23	4,075	4,061
	United States Treasury Note/Bond	1.625%	4/30/23	4,100	4,062
	United States Treasury Note/Bond	0.125%	7/31/23	4,175	4,065
	United States Treasury Note/Bond	3.000%	7/31/24	412	402
	United States Treasury Note/Bond	3.250%	8/31/24	685	671
	United States Treasury Note/Bond	4.375%	10/31/24	60	60
	United States Treasury Note/Bond	4.250%	12/31/24	203	202
	United States Treasury Note/Bond	0.250%	5/31/25	150	136
[2,3]	United States Treasury Note/Bond	3.125%	8/15/25	3,195	3,102
[3]	United States Treasury Note/Bond	3.500%	9/15/25	7,890	7,730
	United States Treasury Note/Bond	4.250%	10/15/25	1,000	999
	United States Treasury Note/Bond	4.500%	11/15/25	150	151
	United States Treasury Note/Bond	2.625%	5/31/27	100	94
	United States Treasury Note/Bond	2.750%	7/31/27	3,428	3,243
	United States Treasury Note/Bond	4.125%	10/31/27	395	396
	United States Treasury Note/Bond	2.625%	7/31/29	814	749
	United States Treasury Note/Bond	3.875%	9/30/29	840	834
	United States Treasury Note/Bond	4.000%	10/31/29	80	80
	United States Treasury Note/Bond	3.875%	11/30/29	1,208	1,199
	United States Treasury Note/Bond	2.750%	8/15/32	592	538
	United States Treasury Note/Bond	4.125%	11/15/32	220	224
	United States Treasury Note/Bond	4.500%	5/15/38	60	64
	United States Treasury Note/Bond	3.250%	5/15/42	58	51
	United States Treasury Note/Bond	3.375%	8/15/42	60	54
	United States Treasury Note/Bond	3.000%	2/15/48	62	51
	United States Treasury Note/Bond	3.125%	5/15/48	22	18
	United States Treasury Note/Bond	3.000%	8/15/52	6	5
Total U.S. Government and Agency Obligations (Cost $33,621)					33,241
Corporate Bonds (85.0%)
Communications (15.8%)
[4,5]	Altice France SA	2.125%	2/15/25	585	551
[4]	Altice France SA	5.500%	1/15/28	1,900	1,492
[4]	Altice France SA	5.125%	7/15/29	225	168
[4]	Banijay Entertainment SASU	5.375%	3/1/25	200	189
	Belo Corp.	7.750%	6/1/27	920	898
	Belo Corp.	7.250%	9/15/27	527	501
[4]	Cable One Inc.	4.000%	11/15/30	860	670
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	1,338	1,296
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/27	280	261
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	6/1/29	100	90
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	6.375%	9/1/29	1,000	939
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	8/15/30	3,415	2,828
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	2/1/31	2,685	2,156
	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	5/1/32	3,836	3,053
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	6/1/33	380	293
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	1/15/34	200	148
[4]	CSC Holdings LLC	5.500%	4/15/27	1,605	1,351
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	CSC Holdings LLC	6.500%	2/1/29	975	800
[4]	CSC Holdings LLC	4.125%	12/1/30	2,721	1,921
[4]	CSC Holdings LLC	4.625%	12/1/30	200	110
[4]	CSC Holdings LLC	3.375%	2/15/31	960	626
[4]	CSC Holdings LLC	4.500%	11/15/31	3,400	2,363
[4]	CSC Holdings LLC	5.000%	11/15/31	600	335
[4]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/27	590	529
	DISH DBS Corp.	5.875%	11/15/24	2,125	1,982
	DISH DBS Corp.	7.750%	7/1/26	1,325	1,069
[4]	DISH DBS Corp.	5.250%	12/1/26	80	67
	DISH DBS Corp.	7.375%	7/1/28	3,130	2,212
[4]	DISH DBS Corp.	5.750%	12/1/28	1,075	859
[4]	DISH Network Corp.	11.750%	11/15/27	1,190	1,224
	Embarq Corp.	7.995%	6/1/36	865	402
[4]	Frontier Communications Holdings LLC	5.875%	10/15/27	485	451
[4]	Frontier Communications Holdings LLC	5.000%	5/1/28	3,815	3,327
[4]	Frontier Communications Holdings LLC	6.750%	5/1/29	980	810
	Frontier Communications Holdings LLC	5.875%	11/1/29	2,905	2,253
[4]	Frontier Communications Holdings LLC	6.000%	1/15/30	581	457
[4]	Go Daddy Operating Co. LLC / GD Finance Co. Inc.	3.500%	3/1/29	2,025	1,708
[4]	Iliad Holding SAS	6.500%	10/15/26	455	423
[4]	Iliad Holding SAS	7.000%	10/15/28	425	385
	Lamar Media Corp.	3.750%	2/15/28	1,660	1,490
	Lamar Media Corp.	4.875%	1/15/29	80	74
	Lamar Media Corp.	4.000%	2/15/30	1,920	1,677
	Lamar Media Corp.	3.625%	1/15/31	1,406	1,163
[4]	Level 3 Financing Inc.	3.625%	1/15/29	518	379
[4,5]	Lorca Telecom Bondco SA	4.000%	9/18/27	1,335	1,275
[4]	Match Group Holdings II LLC	4.625%	6/1/28	140	125
[4]	Match Group Holdings II LLC	3.625%	10/1/31	125	96
	Netflix Inc.	4.875%	4/15/28	570	554
	Netflix Inc.	5.875%	11/15/28	520	528
	Netflix Inc.	6.375%	5/15/29	345	357
[4]	News Corp.	3.875%	5/15/29	480	416
[4]	Nexstar Media Inc.	4.750%	11/1/28	240	208
[4]	Outfront Media Capital LLC / Outfront Media Capital Corp.	6.250%	6/15/25	310	308
[4]	Outfront Media Capital LLC / Outfront Media Capital Corp.	5.000%	8/15/27	814	736
[4]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.250%	1/15/29	525	435
[4]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.625%	3/15/30	2,447	2,029
	Paramount Global Inc.	6.250%	2/28/57	944	763
	Paramount Global Inc.	6.375%	3/30/62	885	719
	Quebecor Media Inc.	5.750%	1/15/23	2,810	2,809
[4]	ROBLOX Corp.	3.875%	5/1/30	2,217	1,746
[4]	Scripps Escrow II Inc.	3.875%	1/15/29	1,710	1,391
[4]	Scripps Escrow II Inc.	5.375%	1/15/31	642	517
[4]	Sirius XM Radio Inc.	3.125%	9/1/26	355	315
[4]	Sirius XM Radio Inc.	4.000%	7/15/28	1,090	946
[4]	Sirius XM Radio Inc.	4.125%	7/1/30	1,840	1,520
[4]	Sirius XM Radio Inc.	3.875%	9/1/31	1,120	885
7

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sprint Capital Corp.	8.750%	3/15/32	100	119
	Sprint Corp.	7.625%	2/15/25	1,595	1,652
	Sprint LLC	7.875%	9/15/23	4,299	4,363
	Sprint LLC	7.125%	6/15/24	1,726	1,761
	Telecom Italia Capital SA	6.375%	11/15/33	211	174
	Telecom Italia Capital SA	6.000%	9/30/34	660	505
	Telecom Italia Capital SA	7.721%	6/4/38	745	622
[4]	Telecom Italia SpA	5.303%	5/30/24	445	422
[4]	Telenet Finance Luxembourg Notes Sarl	5.500%	3/1/28	3,200	2,826
	T-Mobile USA Inc.	5.375%	4/15/27	355	358
[4]	Uber Technologies Inc.	7.500%	5/15/25	10	10
[4]	Uber Technologies Inc.	8.000%	11/1/26	100	101
[4]	Uber Technologies Inc.	7.500%	9/15/27	250	250
[4]	Uber Technologies Inc.	6.250%	1/15/28	250	241
[4]	Uber Technologies Inc.	4.500%	8/15/29	500	436
[4]	Univision Communications Inc.	7.375%	6/30/30	10	10
[4]	UPC Broadband Finco BV	4.875%	7/15/31	1,415	1,177
[4]	UPC Holding BV	5.500%	1/15/28	2,250	2,020
[4]	Videotron Ltd.	5.375%	6/15/24	160	159
[4]	Videotron Ltd.	5.125%	4/15/27	2,000	1,890
[4,6]	Videotron Ltd.	3.625%	6/15/28	2,565	1,625
[4]	Videotron Ltd.	3.625%	6/15/29	1,344	1,136
[4]	Virgin Media Secured Finance plc	5.500%	5/15/29	425	382
[4]	Virgin Media Secured Finance plc	4.500%	8/15/30	1,190	994
[4,7]	Virgin Media Vendor Financing Notes III DAC	4.875%	7/15/28	990	964
[4]	Virgin Media Vendor Financing Notes IV DAC	5.000%	7/15/28	1,075	940
[4]	Vmed O2 UK Financing I plc	4.250%	1/31/31	3,140	2,544
[4]	VZ Secured Financing BV	5.000%	1/15/32	1,505	1,227
[4,5]	WMG Acquisition Corp.	2.750%	7/15/28	520	501
[4]	WMG Acquisition Corp.	3.875%	7/15/30	1,515	1,306
[4]	WMG Acquisition Corp.	3.000%	2/15/31	1,585	1,268
[4,5]	WP/AP Telecom Holdings IV BV	3.750%	1/15/29	790	736
[4]	Zayo Group Holdings Inc.	4.000%	3/1/27	130	96
[4]	Ziggo BV	4.875%	1/15/30	1,779	1,488
					98,961
Consumer Discretionary (15.2%)
[4]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	1,185	1,067
[4]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	1,500	1,349
[4]	1011778 BC ULC / New Red Finance Inc.	3.500%	2/15/29	500	431
[4]	1011778 BC ULC / New Red Finance Inc.	4.000%	10/15/30	2,980	2,420
[4]	Adient Global Holdings Ltd.	4.875%	8/15/26	540	503
[4]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	1,076	959
[4]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/29	1,285	1,050
	Asbury Automotive Group Inc.	4.500%	3/1/28	745	656
[4]	Asbury Automotive Group Inc.	4.625%	11/15/29	645	544
	Asbury Automotive Group Inc.	4.750%	3/1/30	414	348
[4]	Asbury Automotive Group Inc.	5.000%	2/15/32	645	532
[4]	Ashton Woods USA LLC / Ashton Woods Finance Co.	6.625%	1/15/28	10	9
[4]	Ashton Woods USA LLC / Ashton Woods Finance Co.	4.625%	4/1/30	517	418
	Bath & Body Works Inc.	6.694%	1/15/27	504	500
	Bath & Body Works Inc.	5.250%	2/1/28	65	61
[4]	Bath & Body Works Inc.	6.625%	10/1/30	1,640	1,538
	Bath & Body Works Inc.	6.875%	11/1/35	150	133
	Bath & Body Works Inc.	6.750%	7/1/36	25	22
[4]	Beacon Roofing Supply Inc.	4.125%	5/15/29	290	242
	Boyd Gaming Corp.	4.750%	12/1/27	3,725	3,469
[4]	Boyd Gaming Corp.	4.750%	6/15/31	165	144
[4]	Builders Firstsource Inc.	4.250%	2/1/32	1,110	904
[4]	Caesars Entertainment Inc.	6.250%	7/1/25	2,605	2,534
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Caesars Entertainment Inc.	8.125%	7/1/27	2,094	2,059
[4]	Caesars Entertainment Inc.	4.625%	10/15/29	1,200	976
[4]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	1,678	1,645
[4]	Camelot Return Merger Sub Inc.	8.750%	8/1/28	230	211
[4]	Carnival Corp.	5.750%	3/1/27	631	450
[4]	Carnival Corp.	4.000%	8/1/28	2,920	2,379
[4]	Carnival Corp.	6.000%	5/1/29	3,625	2,429
[4]	Carnival Corp.	10.500%	6/1/30	1,515	1,238
[4]	Carnival Holdings Bermuda Ltd.	10.375%	5/1/28	360	370
[4]	CDI Escrow Issuer Inc.	5.750%	4/1/30	620	559
	Cedar Fair LP	5.250%	7/15/29	1,475	1,330
[4]	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op	5.500%	5/1/25	55	54
	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op	5.375%	4/15/27	775	740
	Century Communities Inc.	6.750%	6/1/27	288	275
[4]	Century Communities Inc.	3.875%	8/15/29	903	710
[4]	Churchill Downs Inc.	5.500%	4/1/27	260	247
[4]	Churchill Downs Inc.	4.750%	1/15/28	310	277
[4]	Cinemark USA Inc.	8.750%	5/1/25	75	76
[4]	Cinemark USA Inc.	5.875%	3/15/26	330	275
[4]	Cinemark USA Inc.	5.250%	7/15/28	920	683
[4,5]	Cirsa Finance International Sarl	6.250%	12/20/23	217	230
[4,5]	Cirsa Finance International Sarl	4.500%	3/15/27	140	128
[4]	Clarios Global LP / Clarios US Finance Co.	6.250%	5/15/26	547	535
[4]	Clarios Global LP / Clarios US Finance Co.	8.500%	5/15/27	1,024	1,002
	Dana Inc.	5.625%	6/15/28	100	91
	Dana Inc.	4.500%	2/15/32	130	105
	Ford Motor Co.	4.346%	12/8/26	430	407
	Ford Motor Co.	9.625%	4/22/30	60	68
	Ford Motor Co.	3.250%	2/12/32	3,675	2,765
	Ford Motor Co.	6.100%	8/19/32	905	838
	Ford Motor Co.	4.750%	1/15/43	700	506
	Ford Motor Co.	5.291%	12/8/46	200	154
	Ford Motor Credit Co. LLC	3.087%	1/9/23	900	898
	Ford Motor Credit Co. LLC	3.370%	11/17/23	1,895	1,853
	Ford Motor Credit Co. LLC	4.134%	8/4/25	380	355
	Ford Motor Credit Co. LLC	3.375%	11/13/25	470	426
	Ford Motor Credit Co. LLC	4.389%	1/8/26	200	187
	Ford Motor Credit Co. LLC	2.700%	8/10/26	2,290	1,989
	Ford Motor Credit Co. LLC	4.950%	5/28/27	735	686
	Ford Motor Credit Co. LLC	2.900%	2/16/28	640	529
	Ford Motor Credit Co. LLC	2.900%	2/10/29	200	160
[8]	Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.235%	4.140%	2/15/23	255	255
[4]	Gap Inc.	3.625%	10/1/29	545	388
[4]	Gap Inc.	3.875%	10/1/31	470	332
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	485	405
	Goodyear Tire & Rubber Co.	5.250%	7/15/31	175	143
	Griffon Corp.	5.750%	3/1/28	300	274
[4]	Group 1 Automotive Inc.	4.000%	8/15/28	75	64
[4]	Hanesbrands Inc.	4.625%	5/15/24	730	708
[4]	Hanesbrands Inc.	4.875%	5/15/26	2,974	2,674
[4]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	390	379
[4]	Hilton Domestic Operating Co. Inc.	3.750%	5/1/29	240	208
[4]	KAR Auction Services Inc.	5.125%	6/1/25	455	445
	KB Home	4.800%	11/15/29	405	353
	KB Home	4.000%	6/15/31	875	707
[4]	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC	4.750%	6/1/27	1,010	977
[4]	Lithia Motors Inc.	4.625%	12/15/27	1,945	1,772

8

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Masonite International Corp.	3.500%	2/15/30	200	162
[4]	Mattel Inc.	3.375%	4/1/26	635	585
[4]	Mattel Inc.	5.875%	12/15/27	1,910	1,873
[4]	Melco Resorts Finance Ltd.	4.875%	6/6/25	400	368
[4]	Melco Resorts Finance Ltd.	5.375%	12/4/29	525	424
	MGM Resorts International	6.000%	3/15/23	1,080	1,080
	MGM Resorts International	5.750%	6/15/25	1,355	1,317
[4]	Michaels Cos. Inc.	5.250%	5/1/28	1,075	868
[4]	Michaels Cos. Inc.	7.875%	5/1/29	1,098	741
[4]	NCL Corp Ltd.	7.750%	2/15/29	545	410
	Newell Brands Inc.	4.450%	4/1/26	112	106
	Newell Brands Inc.	6.375%	9/15/27	190	189
	Newell Brands Inc.	6.625%	9/15/29	590	582
[4]	NMG Holding Co. Inc. / Neiman Marcus Group LLC	7.125%	4/1/26	285	268
[4]	Petsmart Inc.	4.750%	2/15/28	2,340	2,120
[4]	Petsmart Inc.	7.750%	2/15/29	675	630
[4]	Royal Caribbean Cruises Ltd.	4.250%	7/1/26	295	239
[4]	Royal Caribbean Cruises Ltd.	5.500%	8/31/26	2,270	1,910
[4]	Royal Caribbean Cruises Ltd.	5.375%	7/15/27	705	573
[4]	Royal Caribbean Cruises Ltd.	11.625%	8/15/27	685	689
[4]	Royal Caribbean Cruises Ltd.	5.500%	4/1/28	940	751
[4]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	1,215	1,222
	Sands China Ltd.	5.625%	8/8/25	400	387
	Sands China Ltd.	5.900%	8/8/28	400	375
	Sands China Ltd.	3.750%	8/8/31	705	557
[4]	Scientific Games International Inc.	7.000%	5/15/28	1,015	971
	Service Corp. International	4.625%	12/15/27	370	346
	Service Corp. International	5.125%	6/1/29	2,105	1,982
	Service Corp. International	3.375%	8/15/30	650	534
	Service Corp. International	4.000%	5/15/31	1,560	1,324
[4]	Speedway Motorsports LLC / Speedway Funding II Inc.	4.875%	11/1/27	853	759
[4]	Taylor Morrison Communities Inc.	5.875%	6/15/27	450	433
[4]	Taylor Morrison Communities Inc.	5.125%	8/1/30	710	618
	Toll Brothers Finance Corp.	4.875%	11/15/25	170	166
	Under Armour Inc.	3.250%	6/15/26	1,410	1,258
[4]	William Carter Co.	5.625%	3/15/27	404	388
[4]	WW International Inc.	4.500%	4/15/29	134	67
[4]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.500%	3/1/25	1,865	1,777
[4]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.250%	5/15/27	1,260	1,140
[4]	Wynn Macau Ltd.	5.500%	1/15/26	450	413
[4]	Wynn Macau Ltd.	5.125%	12/15/29	740	597
[4]	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	7.750%	4/15/25	297	296
[4]	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	5.125%	10/1/29	78	67
[4]	Yum! Brands Inc.	4.750%	1/15/30	1,095	1,007
	Yum! Brands Inc.	3.625%	3/15/31	1,715	1,437
	Yum! Brands Inc.	4.625%	1/31/32	460	408
					95,226
Consumer Staples (3.1%)
	B&G Foods Inc.	5.250%	9/15/27	3,095	2,375
[4,5]	Darling Global Finance BV	3.625%	5/15/26	395	411
[4]	Darling Ingredients Inc.	5.250%	4/15/27	855	834
[4]	Darling Ingredients Inc.	6.000%	6/15/30	175	172
[4]	Energizer Holdings Inc.	4.750%	6/15/28	3,560	3,098
[4]	Energizer Holdings Inc.	4.375%	3/31/29	865	735
[4]	Performance Food Group Inc.	6.875%	5/1/25	200	200
[4]	Performance Food Group Inc.	5.500%	10/15/27	2,935	2,788
[4]	Performance Food Group Inc.	4.250%	8/1/29	1,950	1,689
[4]	Post Holdings Inc.	5.750%	3/1/27	314	304
[4]	Post Holdings Inc.	5.625%	1/15/28	2,070	1,957
[4]	Post Holdings Inc.	5.500%	12/15/29	760	689
[4]	Post Holdings Inc.	4.625%	4/15/30	2,019	1,742
[4]	Post Holdings Inc.	4.500%	9/15/31	1,635	1,381
[4]	United Natural Foods Inc.	6.750%	10/15/28	654	629
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	US Foods Inc.	4.625%	6/1/30	488	431
					19,435
Energy (10.3%)
	Apache Corp.	4.875%	11/15/27	1,560	1,442
	Apache Corp.	4.375%	10/15/28	55	50
	Apache Corp.	4.250%	1/15/30	250	221
	Apache Corp.	5.100%	9/1/40	1,019	846
	Apache Corp.	5.250%	2/1/42	271	222
	Apache Corp.	4.250%	1/15/44	15	11
	Apache Corp.	5.350%	7/1/49	822	668
[4]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	7.625%	12/15/25	260	259
[4]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	6.625%	7/15/26	475	459
	Buckeye Partners LP	4.150%	7/1/23	90	89
[4]	Buckeye Partners LP	4.125%	3/1/25	1,631	1,560
	Buckeye Partners LP	3.950%	12/1/26	163	146
	Buckeye Partners LP	4.125%	12/1/27	565	495
[4]	Buckeye Partners LP	4.500%	3/1/28	2,584	2,270
	Cheniere Energy Partners LP	4.500%	10/1/29	1,076	968
	Cheniere Energy Partners LP	4.000%	3/1/31	475	407
[4]	CNX Resources Corp.	6.000%	1/15/29	50	46
	CNX Resources Corp.	7.375%	1/15/31	365	350
[4]	Colgate Energy Partners III LLC	7.750%	2/15/26	65	63
[4]	Colgate Energy Partners III LLC	5.875%	7/1/29	496	427
	Continental Resources Inc.	4.375%	1/15/28	1,053	959
[4]	Continental Resources Inc.	5.750%	1/15/31	960	895
	Continental Resources Inc.	4.900%	6/1/44	2,355	1,736
	DCP Midstream Operating LP	3.875%	3/15/23	601	597
	DCP Midstream Operating LP	5.125%	5/15/29	130	125
[4]	DT Midstream Inc.	4.125%	6/15/29	2,415	2,072
[4]	DT Midstream Inc.	4.375%	6/15/31	3,236	2,706
[4]	Earthstone Energy Holdings LLC	8.000%	4/15/27	835	796
[4]	Enerflex Ltd.	9.000%	10/15/27	965	963
[4]	EnLink Midstream LLC	5.625%	1/15/28	720	687
	EnLink Midstream LLC	5.375%	6/1/29	720	668
[4]	EnLink Midstream LLC	6.500%	9/1/30	410	406
	EnLink Midstream Partners LP	4.150%	6/1/25	453	431
	EnLink Midstream Partners LP	4.850%	7/15/26	716	677
	EnLink Midstream Partners LP	5.600%	4/1/44	25	21
	EnLink Midstream Partners LP	5.050%	4/1/45	995	750
	EnLink Midstream Partners LP	5.450%	6/1/47	663	532
	EQM Midstream Partners LP	4.000%	8/1/24	458	441
[4]	EQM Midstream Partners LP	6.000%	7/1/25	1,580	1,535
	EQM Midstream Partners LP	4.125%	12/1/26	100	89
[4]	EQM Midstream Partners LP	7.500%	6/1/27	95	93
[4]	EQM Midstream Partners LP	6.500%	7/1/27	1,710	1,635
	EQM Midstream Partners LP	5.500%	7/15/28	766	684
[4]	EQM Midstream Partners LP	4.500%	1/15/29	990	838
[4]	EQM Midstream Partners LP	7.500%	6/1/30	100	96
[4]	EQM Midstream Partners LP	4.750%	1/15/31	2,275	1,875
	EQT Corp.	6.125%	2/1/25	95	95
[4]	Hess Midstream Operations LP	4.250%	2/15/30	70	60
	Occidental Petroleum Corp.	3.400%	4/15/26	365	342
	Occidental Petroleum Corp.	3.200%	8/15/26	100	92
	Occidental Petroleum Corp.	3.000%	2/15/27	250	226
	Occidental Petroleum Corp.	8.500%	7/15/27	91	98
	Occidental Petroleum Corp.	6.375%	9/1/28	570	577
	Occidental Petroleum Corp.	8.875%	7/15/30	180	203
	Occidental Petroleum Corp.	6.625%	9/1/30	235	243
	Occidental Petroleum Corp.	6.125%	1/1/31	1,481	1,499
	Occidental Petroleum Corp.	7.500%	5/1/31	35	37
	Occidental Petroleum Corp.	6.450%	9/15/36	300	306
	Occidental Petroleum Corp.	6.600%	3/15/46	933	960
	Occidental Petroleum Corp.	4.400%	4/15/46	225	177
	Ovintiv Inc.	7.200%	11/1/31	90	95
	Ovintiv Inc.	7.375%	11/1/31	1,344	1,443
	Ovintiv Inc.	6.500%	8/15/34	397	402
	Ovintiv Inc.	6.500%	2/1/38	440	436

9

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Permian Resources Operating LLC	5.375%	1/15/26	80	73
	Range Resources Corp.	8.250%	1/15/29	400	412
[4]	Range Resources Corp.	4.750%	2/15/30	1,362	1,205
[4]	Rockies Express Pipeline LLC	4.950%	7/15/29	75	68
[4]	Rockies Express Pipeline LLC	4.800%	5/15/30	75	66
[4]	Rockies Express Pipeline LLC	7.500%	7/15/38	287	262
	SM Energy Co.	6.750%	9/15/26	320	312
	SM Energy Co.	6.625%	1/15/27	30	29
	SM Energy Co.	6.500%	7/15/28	30	29
	Southwestern Energy Co.	5.375%	2/1/29	667	618
	Southwestern Energy Co.	5.375%	3/15/30	1,678	1,526
	Southwestern Energy Co.	4.750%	2/1/32	235	201
	Sunoco LP / Sunoco Finance Corp.	6.000%	4/15/27	2,265	2,236
	Sunoco LP / Sunoco Finance Corp.	5.875%	3/15/28	425	403
	Sunoco LP / Sunoco Finance Corp.	4.500%	5/15/29	855	748
	Sunoco LP / Sunoco Finance Corp.	4.500%	4/30/30	1,150	999
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	725	732
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.875%	2/1/31	1,640	1,482
[4,9]	Transocean Guardian Ltd.	5.875%	1/15/24	639	626
[4,9]	Transocean Phoenix 2 Ltd.	7.750%	10/15/24	408	405
[4,9]	Transocean Pontus Ltd.	6.125%	8/1/25	479	472
[4,9]	Transocean Proteus Ltd.	6.250%	12/1/24	478	473
[4]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	1,620	1,418
[4]	Venture Global Calcasieu Pass LLC	4.125%	8/15/31	1,885	1,607
[4]	Venture Global Calcasieu Pass LLC	3.875%	11/1/33	2,110	1,723
[4]	Vine Energy Holdings LLC	6.750%	4/15/29	10	10
[4]	Weatherford International Ltd.	8.625%	4/30/30	675	652
	Western Midstream Operating LP	3.350%	2/1/25	105	99
	Western Midstream Operating LP	3.950%	6/1/25	555	526
	Western Midstream Operating LP	4.650%	7/1/26	1,253	1,192
	Western Midstream Operating LP	4.500%	3/1/28	100	92
	Western Midstream Operating LP	4.750%	8/15/28	340	312
	Western Midstream Operating LP	4.300%	2/1/30	95	83
	Western Midstream Operating LP	5.450%	4/1/44	595	497
	Western Midstream Operating LP	5.300%	3/1/48	1,492	1,235
	Western Midstream Operating LP	5.500%	2/1/50	1,804	1,492
					64,912
Financials (5.6%)
[4]	Acrisure LLC / Acrisure Finance Inc.	4.250%	2/15/29	2,275	1,889
[4]	AerCap Global Aviation Trust	6.500%	6/15/45	3,485	3,311
	Aircastle Ltd.	5.000%	4/1/23	290	289
	Aircastle Ltd.	4.125%	5/1/24	1,260	1,218
[4]	AmWINS Group Inc.	4.875%	6/30/29	165	142
[4]	Avolon Holdings Funding Ltd.	5.250%	5/15/24	1,630	1,603
[4]	Burford Capital Global Finance LLC	6.875%	4/15/30	655	587
[4]	Compass Group Diversified Holdings LLC	5.250%	4/15/29	170	146
	Credit Suisse Group AG	6.250%	12/29/49	4,555	3,564
[4]	Enact Holdings Inc.	6.500%	8/15/25	1,390	1,366
[4]	FirstCash Inc.	4.625%	9/1/28	300	263
[4]	FirstCash Inc.	5.625%	1/1/30	245	219
[4]	Freedom Mortgage Corp.	8.250%	4/15/25	225	204
[4]	goeasy Ltd.	4.375%	5/1/26	821	730
[4]	HUB International Ltd.	5.625%	12/1/29	735	645
[4]	Intesa Sanpaolo SpA	5.017%	6/26/24	550	531
[4]	Intesa Sanpaolo SpA	5.710%	1/15/26	1,710	1,648
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.250%	2/1/27	400	337
[4]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.750%	6/15/29	585	472
	MGIC Investment Corp.	5.250%	8/15/28	535	494
[4]	Nationstar Mortgage Holdings Inc.	5.125%	12/15/30	2,634	2,025
	Navient Corp.	5.500%	1/25/23	1,000	998
	Navient Corp.	7.250%	9/25/23	111	111
	Navient Corp.	6.750%	6/15/26	15	14
	Navient Corp.	4.875%	3/15/28	248	204
	Navient Corp.	5.500%	3/15/29	1,635	1,341
	Navient Corp.	5.625%	8/1/33	181	130
	OneMain Finance Corp.	8.250%	10/1/23	380	382
	OneMain Finance Corp.	6.125%	3/15/24	815	788
	OneMain Finance Corp.	7.125%	3/15/26	2,286	2,174
	OneMain Finance Corp.	3.500%	1/15/27	545	451
	OneMain Finance Corp.	3.875%	9/15/28	960	764
	OneMain Finance Corp.	4.000%	9/15/30	1,225	916
[4]	Park Aerospace Holdings Ltd.	5.500%	2/15/24	280	276
[4]	PennyMac Financial Services Inc.	5.375%	10/15/25	1,045	947
[4]	PennyMac Financial Services Inc.	4.250%	2/15/29	1,055	825
	Radian Group Inc.	4.500%	10/1/24	1,855	1,787
	Radian Group Inc.	6.625%	3/15/25	175	173
	Radian Group Inc.	4.875%	3/15/27	175	160
[4]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	2.875%	10/15/26	55	47
[4]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	3.625%	3/1/29	130	103
[4]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	3.875%	3/1/31	320	247
[4]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	4.000%	10/15/33	25	19
[4]	United Wholesale Mortgage LLC	5.500%	11/15/25	300	271
[4]	United Wholesale Mortgage LLC	5.750%	6/15/27	505	434
					35,245
Health Care (8.7%)
[4]	180 Medical Inc.	3.875%	10/15/29	200	172
[4]	Acadia Healthcare Co. Inc.	5.500%	7/1/28	525	498
[4]	Acadia Healthcare Co. Inc.	5.000%	4/15/29	200	185
[4,5]	Avantor Funding Inc.	2.625%	11/1/25	2,106	2,123
[4]	Avantor Funding Inc.	4.625%	7/15/28	1,835	1,666
[4]	Avantor Funding Inc.	3.875%	11/1/29	95	80
[4]	Bausch Health Cos. Inc.	5.500%	11/1/25	1,290	1,098
[4,5]	CAB SELAS	3.375%	2/1/28	1,246	1,067
[5]	CAB SELAS	3.375%	2/1/28	650	556
[4]	Catalent Pharma Solutions Inc.	5.000%	7/15/27	630	589
[4,5]	Catalent Pharma Solutions Inc.	2.375%	3/1/28	1,310	1,134
[5]	Catalent Pharma Solutions Inc.	2.375%	3/1/28	750	649
[4]	Catalent Pharma Solutions Inc.	3.125%	2/15/29	185	147
[4]	Catalent Pharma Solutions Inc.	3.500%	4/1/30	430	339
	Centene Corp.	4.250%	12/15/27	2,080	1,953
	Centene Corp.	2.450%	7/15/28	1,080	911
	Centene Corp.	4.625%	12/15/29	735	674
	Centene Corp.	3.375%	2/15/30	810	686
	Centene Corp.	3.000%	10/15/30	590	483
[4]	Charles River Laboratories International Inc.	4.250%	5/1/28	1,550	1,426
[4]	Charles River Laboratories International Inc.	3.750%	3/15/29	640	566
[4]	Charles River Laboratories International Inc.	4.000%	3/15/31	650	562
[4]	CHS/Community Health Systems Inc.	5.625%	3/15/27	2,090	1,793
[4]	CHS/Community Health Systems Inc.	8.000%	12/15/27	75	68
[4]	CHS/Community Health Systems Inc.	6.000%	1/15/29	470	393

10

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	CHS/Community Health Systems Inc.	5.250%	5/15/30	455	344
[4]	CHS/Community Health Systems Inc.	4.750%	2/15/31	75	55
[4]	DaVita Inc.	3.750%	2/15/31	1,090	813
[4]	Grifols Escrow Issuer SA	4.750%	10/15/28	290	251
[4,5]	Grifols SA	1.625%	2/15/25	810	817
[4,5]	Grifols SA	2.250%	11/15/27	1,325	1,233
	HCA Inc.	7.690%	6/15/25	80	84
	HCA Inc.	5.875%	2/15/26	280	282
	HCA Inc.	5.875%	2/1/29	275	275
	HCA Inc.	3.500%	9/1/30	1,800	1,549
[4]	Hologic Inc.	3.250%	2/15/29	1,665	1,438
[4]	IQVIA Inc.	5.000%	5/15/27	3,893	3,715
[4,5]	IQVIA Inc.	2.250%	1/15/28	1,200	1,127
[4,5]	IQVIA Inc.	2.875%	6/15/28	1,405	1,336
[4]	Jazz Securities DAC	4.375%	1/15/29	1,685	1,513
[4]	Mozart Debt Merger Sub Inc.	3.875%	4/1/29	5,085	4,098
[4]	Mozart Debt Merger Sub Inc.	5.250%	10/1/29	1,914	1,521
[4]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	2,725	2,413
[4]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	5.125%	4/30/31	1,255	1,087
[4]	Owens & Minor Inc.	4.500%	3/31/29	150	119
[4]	Owens & Minor Inc.	6.625%	4/1/30	861	740
[4]	Teleflex Inc.	4.250%	6/1/28	1,991	1,819
	Tenet Healthcare Corp.	4.625%	7/15/24	115	112
[4]	Tenet Healthcare Corp.	4.625%	9/1/24	315	307
[4]	Tenet Healthcare Corp.	4.875%	1/1/26	270	257
[4]	Tenet Healthcare Corp.	5.125%	11/1/27	50	47
[4]	Tenet Healthcare Corp.	4.625%	6/15/28	1,030	923
[4]	Tenet Healthcare Corp.	6.125%	10/1/28	1,330	1,194
[4]	Tenet Healthcare Corp.	4.250%	6/1/29	495	429
[4]	Tenet Healthcare Corp.	4.375%	1/15/30	720	624
[4]	Tenet Healthcare Corp.	6.125%	6/15/30	1,570	1,495
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	1,740	1,521
	Teva Pharmaceutical Finance Netherlands III BV	4.750%	5/9/27	200	181
	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/1/28	1,325	1,290
					54,827
Industrials (7.5%)
[4]	Air Canada	3.875%	8/15/26	1,210	1,075
[4]	Allison Transmission Inc.	5.875%	6/1/29	60	56
[4]	Allison Transmission Inc.	3.750%	1/30/31	39	32
[4]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.500%	4/20/26	780	750
[4,9]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.750%	4/20/29	1,345	1,230
[4]	Aramark Services Inc.	5.000%	4/1/25	1,606	1,571
[4]	Aramark Services Inc.	6.375%	5/1/25	330	327
[4]	Aramark Services Inc.	5.000%	2/1/28	815	762
[4]	BWX Technologies Inc.	4.125%	6/30/28	1,058	950
[4]	BWX Technologies Inc.	4.125%	4/15/29	1,440	1,248
[4]	Chart Industries Inc.	7.500%	1/1/30	170	171
[4]	Chart Industries Inc.	9.500%	1/1/31	160	164
[4]	Clean Harbors Inc.	4.875%	7/15/27	1,360	1,285
[4]	Clean Harbors Inc.	5.125%	7/15/29	768	712
[4]	Covanta Holding Corp.	4.875%	12/1/29	655	536
	Delta Air Lines Inc.	3.750%	10/28/29	205	172
[4]	First Student Bidco Inc. / First Transit Parent Inc.	4.000%	7/31/29	2,182	1,824
[4]	Gates Global LLC / Gates Corp.	6.250%	1/15/26	641	618
[4]	Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.	5.750%	1/20/26	1,960	1,773
[4]	Herc Holdings Inc.	5.500%	7/15/27	5,837	5,442
	Howmet Aerospace Inc.	3.000%	1/15/29	15	13
[4,5]	Loxam SAS	4.250%	4/15/24	190	202
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Loxam SAS	2.875%	4/15/26	655	621
[5]	Loxam SAS	3.750%	7/15/26	100	96
[4]	Moog Inc.	4.250%	12/15/27	150	139
[4]	Mueller Water Products Inc.	4.000%	6/15/29	175	154
[4,5]	Q-Park Holding I BV	1.500%	3/1/25	805	787
[4,5]	Q-Park Holding I BV	2.000%	3/1/27	775	691
[4]	Rolls-Royce plc	3.625%	10/14/25	730	672
[4]	Rolls-Royce plc	5.750%	10/15/27	1,230	1,169
[4]	Sensata Technologies BV	5.625%	11/1/24	425	423
[4]	Sensata Technologies BV	5.000%	10/1/25	1,625	1,590
[4]	Sensata Technologies Inc.	4.375%	2/15/30	400	352
[4]	Sensata Technologies Inc.	3.750%	2/15/31	1,142	945
[4]	Spirit AeroSystems Inc.	7.500%	4/15/25	674	666
	Spirit AeroSystems Inc.	3.850%	6/15/26	90	81
	Spirit AeroSystems Inc.	4.600%	6/15/28	387	313
[4]	Spirit AeroSystems Inc.	9.375%	11/30/29	1,314	1,385
[4]	Stericycle Inc.	3.875%	1/15/29	155	135
[4,5]	TK Elevator Midco GmbH	4.375%	7/15/27	600	567
[4]	TK Elevator US Newco Inc.	5.250%	7/15/27	810	720
[4]	TransDigm Inc.	6.250%	3/15/26	1,950	1,927
	TransDigm Inc.	5.500%	11/15/27	575	540
	TransDigm Inc.	4.625%	1/15/29	2,664	2,341
	TransDigm Inc.	4.875%	5/1/29	416	363
[9]	United Airlines Class A Series 2020-1 Pass Through Trust	5.875%	4/15/29	585	576
[4]	United Airlines Inc.	4.375%	4/15/26	1,150	1,071
[4]	United Airlines Inc.	4.625%	4/15/29	1,145	999
	United Rentals North America Inc.	5.500%	5/15/27	638	630
	United Rentals North America Inc.	4.875%	1/15/28	1,924	1,823
	United Rentals North America Inc.	5.250%	1/15/30	440	413
	United Rentals North America Inc.	4.000%	7/15/30	2,345	2,007
	United Rentals North America Inc.	3.875%	2/15/31	1,206	1,015
	United Rentals North America Inc.	3.750%	1/15/32	875	715
[4]	Williams Scotsman International Inc.	4.625%	8/15/28	480	437
					47,276
Materials (7.5%)
[4]	Advanced Drainage Systems Inc.	5.000%	9/30/27	65	61
[4]	Advanced Drainage Systems Inc.	6.375%	6/15/30	370	358
[4]	Arconic Corp.	6.125%	2/15/28	190	179
[4]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	3.250%	9/1/28	940	799
[4]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.125%	8/15/26	1,890	1,638
[4,7]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.750%	7/15/27	160	133
[4]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	100	74
[4]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	1,425	1,075
[4]	Avient Corp.	7.125%	8/1/30	1,488	1,464
[4]	Axalta Coating Systems LLC	3.375%	2/15/29	1,840	1,527
	Ball Corp.	4.875%	3/15/26	650	632
[5]	Ball Corp.	1.500%	3/15/27	920	870
	Ball Corp.	6.875%	3/15/28	560	576
	Ball Corp.	3.125%	9/15/31	25	20
[4]	Berry Global Inc.	4.500%	2/15/26	983	947
[4]	Berry Global Inc.	4.875%	7/15/26	1,270	1,227
[4]	Berry Global Inc.	5.625%	7/15/27	270	265
[4]	Canpack SA / Canpack US LLC	3.875%	11/15/29	200	158
	Cemex SAB de CV	7.375%	6/5/27	340	350
	Cemex SAB de CV	5.450%	11/19/29	365	350
[4]	Chemours Co.	5.750%	11/15/28	365	328
[4]	Chemours Co.	4.625%	11/15/29	1,799	1,475
[4]	Clydesdale Acquisition Holdings Inc.	6.625%	4/15/29	645	618
	Commercial Metals Co.	4.125%	1/15/30	225	198
	Commercial Metals Co.	3.875%	2/15/31	95	80
	Commercial Metals Co.	4.375%	3/15/32	480	415

11

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Constellium SE	5.875%	2/15/26	747	720
[4]	Constellium SE	5.625%	6/15/28	790	731
[4]	Constellium SE	3.750%	4/15/29	855	696
[4]	Crown Americas LLC	5.250%	4/1/30	405	382
	Crown Americas LLC / Crown Americas Capital Corp. VI	4.750%	2/1/26	1,640	1,593
[4,5]	Crown European Holdings SA	2.875%	2/1/26	755	767
[4]	Diamond BC BV	4.625%	10/1/29	210	168
[4]	Element Solutions Inc.	3.875%	9/1/28	751	641
[4]	FMG Resources August 2006 Pty Ltd.	5.875%	4/15/30	745	699
[4]	FMG Resources August 2006 Pty Ltd.	4.375%	4/1/31	1,150	972
[4]	FMG Resources August 2006 Pty Ltd.	6.125%	4/15/32	535	499
	Graphic Packaging International LLC	4.125%	8/15/24	1,045	1,022
[4]	Graphic Packaging International LLC	4.750%	7/15/27	205	193
[4]	Graphic Packaging International LLC	3.500%	3/15/28	1,990	1,740
[4]	Graphic Packaging International LLC	3.500%	3/1/29	315	270
[4]	Graphic Packaging International LLC	3.750%	2/1/30	285	243
[4]	Hudbay Minerals Inc.	6.125%	4/1/29	500	456
[4]	Kaiser Aluminum Corp.	4.625%	3/1/28	75	66
[4]	Kaiser Aluminum Corp.	4.500%	6/1/31	136	109
[4]	NOVA Chemicals Corp.	5.250%	6/1/27	859	772
[4]	Novelis Corp.	3.250%	11/15/26	865	775
[4]	Novelis Corp.	4.750%	1/30/30	1,419	1,255
[4]	Novelis Corp.	3.875%	8/15/31	1,018	833
[4]	OCI NV	4.625%	10/15/25	555	530
	Olin Corp.	5.125%	9/15/27	325	309
	Olin Corp.	5.625%	8/1/29	75	71
[4]	Olympus Water US Holding Corp.	7.125%	10/1/27	300	286
[4]	Olympus Water US Holding Corp.	4.250%	10/1/28	809	663
[4]	Olympus Water US Holding Corp.	6.250%	10/1/29	5	4
[4]	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	626	622
[4]	Owens-Brockway Glass Container Inc.	5.375%	1/15/25	640	616
[4]	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	1,245	1,221
[4]	Owens-Brockway Glass Container Inc.	6.625%	5/13/27	705	686
[4]	Sealed Air Corp.	4.000%	12/1/27	474	432
	Silgan Holdings Inc.	4.125%	2/1/28	620	574
[5]	Silgan Holdings Inc.	2.250%	6/1/28	1,320	1,197
[4]	SPCM SA	3.125%	3/15/27	360	312
[4]	Standard Industries Inc.	5.000%	2/15/27	425	393
[4]	Standard Industries Inc.	4.750%	1/15/28	1,160	1,044
[4]	Standard Industries Inc.	4.375%	7/15/30	1,394	1,142
[4]	Standard Industries Inc.	3.375%	1/15/31	2,140	1,618
[5]	Trivium Packaging Finance BV	3.750%	8/15/26	1,000	975
[4,5]	Trivium Packaging Finance BV	3.750%	8/15/26	480	468
[4]	Trivium Packaging Finance BV	5.500%	8/15/26	745	696
[4]	Tronox Inc.	4.625%	3/15/29	1,830	1,520
					46,798
Real Estate (1.4%)
[4]	Iron Mountain Inc.	4.875%	9/15/27	645	594
[4]	Iron Mountain Inc.	5.250%	3/15/28	15	14
[4]	Iron Mountain Inc.	5.000%	7/15/28	130	117
[4]	Iron Mountain Inc.	4.875%	9/15/29	1,659	1,445
[4]	Iron Mountain Inc.	5.250%	7/15/30	635	551
[4]	Iron Mountain Inc.	4.500%	2/15/31	53	44
[4]	Iron Mountain Inc.	5.625%	7/15/32	165	144
[4]	Iron Mountain Information Management Services Inc.	5.000%	7/15/32	13	11
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	MPT Operating Partnership LP / MPT Finance Corp.	5.000%	10/15/27	390	328
	MPT Operating Partnership LP / MPT Finance Corp.	4.625%	8/1/29	370	287
	MPT Operating Partnership LP / MPT Finance Corp.	3.500%	3/15/31	460	316
	Service Properties Trust	7.500%	9/15/25	78	75
	Service Properties Trust	5.250%	2/15/26	100	84
	Service Properties Trust	4.750%	10/1/26	243	192
	Service Properties Trust	5.500%	12/15/27	607	522
	Service Properties Trust	3.950%	1/15/28	160	114
	Service Properties Trust	4.375%	2/15/30	167	112
[4]	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC	7.875%	2/15/25	220	214
[4]	VICI Properties LP / VICI Note Co. Inc.	5.625%	5/1/24	150	149
[4]	VICI Properties LP / VICI Note Co. Inc.	4.250%	12/1/26	2,465	2,300
[4]	VICI Properties LP / VICI Note Co. Inc.	3.750%	2/15/27	458	416
[4]	VICI Properties LP / VICI Note Co. Inc.	4.625%	12/1/29	495	450
					8,479
Technology (7.9%)
[4]	Black Knight InfoServ LLC	3.625%	9/1/28	1,569	1,368
	Block Inc.	2.750%	6/1/26	825	737
	Block Inc.	3.500%	6/1/31	485	387
[4]	Booz Allen Hamilton Inc.	3.875%	9/1/28	415	370
[4]	Booz Allen Hamilton Inc.	4.000%	7/1/29	405	359
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	62	62
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	1,230	1,196
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	2,070	1,904
[4]	Cloud Software Group Holdings Inc.	6.500%	3/31/29	405	343
[4]	CommScope Inc.	8.250%	3/1/27	100	78
[4]	Condor Merger Sub Inc.	7.375%	2/15/30	970	783
[4]	Entegris Escrow Corp.	4.750%	4/15/29	875	800
[4]	Entegris Escrow Corp.	5.950%	6/15/30	75	69
[4]	Entegris Inc.	4.375%	4/15/28	1,905	1,683
[4]	Entegris Inc.	3.625%	5/1/29	765	615
[4]	Fair Isaac Corp.	4.000%	6/15/28	812	737
[4]	Gartner Inc.	3.625%	6/15/29	285	250
[4]	Gartner Inc.	3.750%	10/1/30	1,290	1,119
[4]	II-VI Inc.	5.000%	12/15/29	1,550	1,341
[4]	Imola Merger Corp.	4.750%	5/15/29	6,635	5,749
[4]	Minerva Merger Sub Inc.	6.500%	2/15/30	1,928	1,428
[4]	MSCI Inc.	4.000%	11/15/29	1,730	1,512
[4]	MSCI Inc.	3.625%	11/1/31	35	29
	Nokia of America Corp.	6.500%	1/15/28	1,355	1,315
	Nokia of America Corp.	6.450%	3/15/29	2,612	2,520
	Nokia OYJ	4.375%	6/12/27	425	404
	Nokia OYJ	6.625%	5/15/39	2,585	2,474
[4]	NortonLifeLock Inc.	5.000%	4/15/25	2,810	2,740
[4]	Open Text Corp.	3.875%	2/15/28	1,878	1,612
[4]	Open Text Corp.	3.875%	12/1/29	1,255	1,010
[4]	Open Text Holdings Inc.	4.125%	2/15/30	1,350	1,098
[4]	Open Text Holdings Inc.	4.125%	12/1/31	940	733
[4]	Presidio Holdings Inc.	4.875%	2/1/27	2,967	2,707
[4]	Presidio Holdings Inc.	8.250%	2/1/28	750	695
[4]	PTC Inc.	3.625%	2/15/25	210	200
[4]	PTC Inc.	4.000%	2/15/28	385	348
[4]	SS&C Technologies Inc.	5.500%	9/30/27	4,075	3,836
	Western Digital Corp.	4.750%	2/15/26	1,504	1,415
	Xerox Corp.	4.625%	3/15/23	195	195
	Xerox Corp.	4.800%	3/1/35	447	292
	Xerox Corp.	6.750%	12/15/39	1,389	1,040
[4]	Xerox Holdings Corp.	5.000%	8/15/25	105	97
[4]	Xerox Holdings Corp.	5.500%	8/15/28	2,685	2,167
					49,817

12

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Utilities (2.0%)
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.625%	5/20/24	1,870	1,824
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500%	5/20/25	745	716
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.875%	8/20/26	1,765	1,680
[4]	Clearway Energy Operating LLC	4.750%	3/15/28	571	529
[4]	Clearway Energy Operating LLC	3.750%	2/15/31	2,370	1,978
[4]	Clearway Energy Operating LLC	3.750%	1/15/32	325	263
	FirstEnergy Corp.	1.600%	1/15/26	30	27
	FirstEnergy Corp.	4.400%	7/15/27	455	425
[4]	NextEra Energy Operating Partners LP	4.250%	7/15/24	983	955
[4]	NextEra Energy Operating Partners LP	4.250%	9/15/24	103	96
[4]	NextEra Energy Operating Partners LP	3.875%	10/15/26	3,035	2,788
[4]	NextEra Energy Operating Partners LP	4.500%	9/15/27	555	511
[4]	Suburban Propane Partners LP / Suburban Energy Finance Corp.	5.000%	6/1/31	365	312
	TransAlta Corp.	7.750%	11/15/29	75	77
[4]	Vistra Operations Co. LLC	5.625%	2/15/27	95	91
[4]	Vistra Operations Co. LLC	4.375%	5/1/29	55	47
					12,319
Total Corporate Bonds (Cost $594,525)					533,295
Floating Rate Loan Interests (4.1%)
[8]	AAdvantage Loyalty IP Ltd. Term Loan, 3M USD LIBOR + 4.750%	8.993%	4/20/28	145	144
[8]	Asurion LLC 2nd Lien Term Loan B-4, 1M USD LIBOR + 5.250%	9.634%	1/20/29	271	209
[8]	Asurion LLC Term Loan B-7, 1M USD LIBOR + 3.000%	7.384%	11/3/24	1,179	1,143
[8]	Asurion LLC Term Loan B-8, 1M USD LIBOR + 3.250%	7.637%	12/23/26	371	329
[8]	Asurion LLC Term Loan B-9, 1M USD LIBOR + 3.250%	7.634%	7/31/27	538	469
[8]	Athenahealth Inc. Term Loan B, TSFR1M + 3.500%	7.821%	2/15/29	779	701
[8]	Athenahealth Inc. Term Loan, TSFR1M + 3.500%	7.821%	2/15/29	33	30
[8]	Axalta Coating Systems US Holdings Inc. Term Loan B, TSFR1M + 3.000%	7.321%	12/20/29	390	389
[8]	Bombardier Recreational Products Inc. Term Loan B, TSFR1M + 3.500%	7.836%	12/13/29	390	381
[8]	Brown Group Holding LLC Term Loan B, 1M USD LIBOR + 2.500%	6.884%	6/7/28	922	904
[8]	Chamberlain Group Inc. Term Loan B, 1M USD LIBOR + 3.500%	7.634%	11/3/28	164	155
[8]	Chart Industries Inc. Term Loan B	8.110%	12/7/29	100	99
[8]	Clarios Global LP Term Loan B, 1M USD LIBOR + 3.250%	7.637%	4/30/26	1,372	1,342
[8]	DirecTV Financing LLC Term Loan, 1M USD LIBOR + 5.000%	9.384%	8/2/27	716	695
[8]	Dun & Bradstreet Corp. Term Loan, 1M USD LIBOR + 3.250%	7.639%	2/6/26	2,695	2,664
[8]	Great Outdoors Group LLC Term Loan B-1, 1M USD LIBOR + 3.750%	8.134%	3/6/28	445	427
[8]	Hilton Worldwide Finance LLC Term Loan B-2, 1M USD LIBOR + 1.750%	6.173%	6/22/26	130	129
[8]	HUB International Ltd. Term Loan B, 3M USD LIBOR + 3.250%	7.528%	4/25/25	837	828
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	IRB Holding Corp. Term Loan B, TSFR1M + 3.000%	7.317%	12/15/27	2,292	2,219
[8]	McAfee Corp. Term Loan B, TSFR1M + 3.750%	7.974%	3/1/29	1,299	1,206
[8]	Medline Borrower LP Term Loan B, 1M USD LIBOR + 3.250%	7.634%	10/23/28	2,799	2,655
[8]	Mileage Plus Holdings LLC Term Loan B, 3M USD LIBOR + 5.250%	9.996%	6/21/27	788	810
[8]	NorthRiver Midstream Finance LP Term Loan B, 3M USD LIBOR + 3.250%	6.924%	10/1/25	713	707
[8]	Owens & Minor Inc. Term Loan B, TSFR1M + 3.750%	7.831%	3/29/29	318	317
[8]	Peraton Corp. Term Loan B, 1M USD LIBOR + 3.750%	8.139%	2/1/28	391	382
[8]	SBA Senior Finance II LLC. Term Loan B, 1M USD LIBOR + 1.750%	6.140%	4/11/25	896	892
[8]	SkyMiles IP Ltd. Term Loan B, 3M USD LIBOR + 3.750%	7.634%	4/6/26	828	778
[8]	SkyMiles IP Ltd. Term Loan B, 3M USD LIBOR + 3.750%	7.993%	10/20/27	1,645	1,675
[8]	SS&C European Holdings Sarl Term Loan B-4, 1M USD LIBOR + 1.750%	6.134%	4/16/25	379	372
[8]	SS&C Technologies Inc. Term Loan B-3, 1M USD LIBOR + 1.750%	6.134%	4/16/25	466	458
[8]	SS&C Technologies Inc. Term Loan B-5, 1M USD LIBOR + 1.750%	6.134%	4/16/25	628	617
[8]	Tibco Software Inc. Term Loan, TSFR3M + 4.500%	9.180%	3/30/29	305	272
[8]	Trans Union LLC Term Loan B-6, 1M USD LIBOR + 2.250%	6.634%	12/1/28	1,354	1,339
[8]	TransDigm Inc. Term Loan H, TSFR3M + 2.250%	7.791%	2/22/27	25	25
[8]	Zayo Group Holdings Inc. Term Loan, 1M USD LIBOR + 3.000%	7.384%	3/9/27	270	218
Total Floating Rate Interests (Cost $26,618)					25,980
				Shares
Temporary Cash Investments (4.3%)
Money Market Fund (1.9%)
[10]	Vanguard Market Liquidity Fund	4.334%		12,154,793	12,154

13

High Yield Bond Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Repurchase Agreement (2.4%)
Bank of America Securities LLC (Dated 12/30/22, Repurchase Value $14,907,000, collateralized by Federal Home Loan Bank 2.540%–5.400%, 11/21/24–8/16/46, with a value of $15,201,000)	4.300%	1/3/23	14,900	14,900
Total Temporary Cash Investments (Cost $27,054)				27,054
Total Investments (98.7%) (Cost $681,818)				619,570
Other Assets and Liabilities—Net (1.3%)				7,953
Net Assets (100%)				627,523
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $659,000 have been segregated as collateral for open forward currency contracts.
2	Securities with a value of $1,935,000 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $184,000 have been segregated as initial margin for open futures contracts.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the aggregate value was $360,180,000, representing 57.4% of net assets.
5	Face amount denominated in euro.
6	Face amount denominated in Canadian dollars.
7	Face amount denominated in British pounds.
8	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
9	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
DAC—Designated Activity Company.
LIBOR—London Interbank Offered Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
USD—U.S. dollar.
Other Financial Instruments as of Period End
Floating Rate Loan Commitments
	Total Unfunded Commitment ($000)	Fair Value Commitment ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Athenahealth Inc.	99	89	—	(10)
14

High Yield Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2023	46	9,434	5
5-Year U.S. Treasury Note	March 2023	74	7,987	(40)
10-Year U.S. Treasury Note	March 2023	13	1,460	(24)
Long U.S. Treasury Bond	March 2023	3	376	(12)
Ultra 10-Year U.S. Treasury Note	March 2023	2	237	(5)
				(76)

Short Futures Contracts
10-Year U.S. Treasury Note	March 2023	(37)	(4,155)	51
Ultra 10-Year U.S. Treasury Note	March 2023	(12)	(1,419)	15
Ultra Long U.S. Treasury Bond	March 2023	(3)	(403)	4
				70
				(6)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty			Receive		Deliver
UBS AG	1/31/23	USD	1,885	CAD	2,565	—	(9)
UBS AG	1/31/23	USD	21,749	EUR	20,383	—	(117)
Barclays Bank plc	1/31/23	USD	1,322	GBP	1,087	7	—
						7	(126)
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-HY-S39-V1	12/21/27	USD	28,580	5.000	216	707
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.
The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
See accompanying Notes, which are an integral part of the Financial Statements.
15

High Yield Bond Portfolio
Statement of Assets and Liabilities
As of December 31, 2022
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $669,664)	607,416
Affiliated Issuers (Cost $12,154)	12,154
Total Investments in Securities	619,570
Investment in Vanguard	22
Cash	326
Cash Collateral Pledged—Centrally Cleared Swap Contracts	730
Foreign Currency, at Value (Cost $246)	247
Receivables for Investment Securities Sold	247
Receivables for Accrued Income	8,589
Receivables for Capital Shares Issued	134
Unrealized Appreciation—Forward Currency Contracts	7
Receivables from Broker-Dealer	131
Total Assets	630,003
Liabilities
Payables for Investment Securities Purchased	1,630
Payables to Investment Advisor	61
Payables for Capital Shares Redeemed	434
Payables to Vanguard	57
Unrealized Depreciation—Floating Rate Loan Commitments	10
Variation Margin Payable—Futures Contracts	7
Unrealized Depreciation—Forward Currency Contracts	126
Variation Margin Payable—Centrally Cleared Swap Contracts	155
Total Liabilities	2,480
Net Assets	627,523
At December 31, 2022, net assets consisted of:

Paid-in Capital	685,897
Total Distributable Earnings (Loss)	(58,374)
Net Assets	627,523

Net Assets
Applicable to 90,213,122 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	627,523
Net Asset Value Per Share	$6.96

See accompanying Notes, which are an integral part of the Financial Statements.
16

High Yield Bond Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Interest[1,2]	33,805
Total Income	33,805
Expenses
Investment Advisory Fees—Note B	355
The Vanguard Group—Note C
Management and Administrative	1,180
Marketing and Distribution	63
Custodian Fees	17
Auditing Fees	31
Shareholders’ Reports	33
Trustees’ Fees and Expenses	—
Other Expenses	12
Total Expenses	1,691
Expenses Paid Indirectly	(5)
Net Expenses	1,686
Net Investment Income	32,119
Realized Net Gain (Loss)
Investment Securities Sold[1]	(19,484)
Futures Contracts	47
Swap Contracts	(297)
Forward Currency Contracts	2,601
Foreign Currencies	(49)
Realized Net Gain (Loss)	(17,182)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(86,764)
Floating Rate Loan Commitments	(10)
Futures Contracts	(6)
Swap Contracts	707
Forward Currency Contracts	264
Foreign Currencies	13
Change in Unrealized Appreciation (Depreciation)	(85,796)
Net Increase (Decrease) in Net Assets Resulting from Operations	(70,859)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $134,000, $3,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Interest is net of foreign withholding taxes of $8,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,119	33,835
Realized Net Gain (Loss)	(17,182)	11,770
Change in Unrealized Appreciation (Depreciation)	(85,796)	(17,094)
Net Increase (Decrease) in Net Assets Resulting from Operations	(70,859)	28,511
Distributions
Total Distributions	(33,997)	(34,925)
Capital Share Transactions
Issued	105,586	118,974
Issued in Lieu of Cash Distributions	33,997	34,925
Redeemed	(185,909)	(199,987)
Net Increase (Decrease) from Capital Share Transactions	(46,326)	(46,088)
Total Increase (Decrease)	(151,182)	(52,502)
Net Assets
Beginning of Period	778,705	831,207
End of Period	627,523	778,705

See accompanying Notes, which are an integral part of the Financial Statements.
17

High Yield Bond Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.06	$8.12	$8.19	$7.53	$8.13
Investment Operations
Net Investment Income[1]	.345	.337	.353	.410	.420
Net Realized and Unrealized Gain (Loss) on Investments	(1.074)	(.053)	.021	.731	(.636)
Total from Investment Operations	(.729)	.284	.374	1.141	(.216)
Distributions
Dividends from Net Investment Income	(.371)	(.344)	(.444)	(.481)	(.384)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.371)	(.344)	(.444)	(.481)	(.384)
Net Asset Value, End of Period	$6.96	$8.06	$8.12	$8.19	$7.53
Total Return	-9.23%	3.68%	5.67%	15.67%	-2.73%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$628	$779	$831	$783	$704
Ratio of Total Expenses to Average Net Assets	0.25%[2]	0.26%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	4.82%	4.22%	4.57%	5.21%	5.39%
Portfolio Turnover Rate	34%	30%	41%	27%	23%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.25%.

See accompanying Notes, which are an integral part of the Financial Statements.
18

High Yield Bond Portfolio
Notes to Financial Statements
The High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the portfolio to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The portfolio’s right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The portfolio may also invest in loan commitments, which are contractual obligations for a future funding. The portfolio may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse
19

High Yield Bond Portfolio
is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
6. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended December 31, 2022, the portfolio’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
20

High Yield Bond Portfolio
The portfolio enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated.  In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended December 31, 2022, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in
21

High Yield Bond Portfolio
Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Wellington Management Company llp provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor.
Beginning August 2022, Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $6,000 for the year ended December 31, 2022.
For the year ended December 31, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.05% of the portfolio’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2022, the portfolio had contributed to Vanguard capital in the amount of $22,000, representing less than 0.01% of the portfolio’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2022, custodian fee offset arrangements reduced the portfolio’s expenses by $5,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the portfolio’s investments, other financial instruments, and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments, other financial instruments, and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
22

High Yield Bond Portfolio
The following table summarizes the market value of the portfolio’s investments, other financial instruments, and derivatives as of December 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	33,241	—	33,241
Corporate Bonds	—	533,295	—	533,295
Floating Rate Loan Interests	—	25,980	—	25,980
Temporary Cash Investments	12,154	14,900	—	27,054
Total	12,154	607,416	—	619,570
Other Financial Instruments
Liabilities
Floating Rate Loan Commitments	—	10	—	10
Derivative Financial Instruments
Assets
Futures Contracts[1]	75	—	—	75
Forward Currency Contracts	—	7	—	7
Swap Contracts	707[1]	—	—	707
Total	782	7	—	789
Liabilities
Futures Contracts[1]	81	—	—	81
Forward Currency Contracts	—	126	—	126
Total	81	126	—	207
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	At December 31, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	75	—	—	75
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	707	707
Unrealized Appreciation—Forward Currency Contracts	—	7	—	7
Total Assets	75	7	707	789

Unrealized Depreciation—Futures Contracts[1]	81	—	—	81
Unrealized Depreciation—Forward Currency Contracts	—	126	—	126
Liabilities	81	126	—	207
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	47	—	—	47
Swap Contracts	—	—	(297)	(297)
Forward Currency Contracts	—	2,601	—	2,601
Realized Net Gain (Loss) on Derivatives	47	2,601	(297)	2,351
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(6)	—	—	(6)
Swap Contracts	—	—	707	707
Forward Currency Contracts	—	264	—	264
Change in Unrealized Appreciation (Depreciation) on Derivatives	(6)	264	707	965
G.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These
23

High Yield Bond Portfolio
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	31,385
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(29,900)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(59,859)
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	33,997	34,925
Long-Term Capital Gains	—	—
Total	33,997	34,925
*	Includes short-term capital gains, if any.
As of December 31, 2022, gross unrealized appreciation and depreciation for investments, derivatives, and loan commitments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	680,180
Gross Unrealized Appreciation	4,332
Gross Unrealized Depreciation	(64,191)
Net Unrealized Appreciation (Depreciation)	(59,859)
H.	During the year ended December 31, 2022, the portfolio purchased $175,252,000 of investment securities and sold $244,751,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $37,894,000 and $16,092,000, respectively.
I.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2022 Shares (000)	2021 Shares (000)

Issued	14,561	14,871
Issued in Lieu of Cash Distributions	4,683	4,518
Redeemed	(25,684)	(25,144)
Net Increase (Decrease) in Shares Outstanding	(6,440)	(5,755)
At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 42% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
J.	Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
24

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of High Yield Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Yield Bond Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from  brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
February 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
25

Tax information (unaudited)
The portfolio hereby designates $83,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio hereby designates 94.3%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
26

Trustees Approve Advisory Arrangement
Effective August 29, 2022, the board of trustees of Vanguard Variable Insurance Funds High Yield Bond Portfolio has approved a restructuring of the portfolio’s investment advisory arrangements whereby The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group, has been added as an advisor to the portfolio. The board determined that the foregoing action was in the best interest of the portfolio. As of August 29, 2022, Wellington Management Company llp and Vanguard are advisors to the portfolio.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the investment management services to be provided to the portfolio, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability and depth.
The board concluded that the Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.
Investment performance
The board considered that Vanguard, in its management of another fund, has a track record of successfully managing its strategy, and considered periods of outperformance or underperformance compared with a relevant benchmark index.
Cost
The board considered the cost of services to be provided and competitive fee rates and concluded that, after implementation of the new arrangement with Vanguard, the portfolio’s advisory fee rate and expense ratio would remain below those of the portfolio’s peers.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the portfolio’s arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets managed by Vanguard increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
27

"Bloomberg®," Bloomberg U.S. Corporate High Yield Bond Index, Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index, and Bloomberg U.S. 1–5 Year Treasury Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The High Yield Bond Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the High Yield Bond Portfolio or any member of the public regarding the advisability of investing in securities generally or in the High Yield Bond Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Corporate High Yield Bond Index, Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index, and Bloomberg U.S. 1–5 Year Treasury Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the High Yield Bond Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the High Yield Bond Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the High Yield Bond Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to High Yield Bond Portfolio customers, in connection with the administration, marketing or trading of the High Yield Bond Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE HIGH YIELD BOND PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE HIGH YIELD BOND PORTFOLIO OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
28

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690HY 022023

Annual Report   |   December 31, 2022
Vanguard Variable Insurance Funds
International Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The International Portfolio returned –30.12%, lagging the –16.00% return of the MSCI All Country World Index ex USA.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which increased fears of recession.
•	With the exception of energy, all sectors posted negative returns for both the portfolio and the benchmark. The portfolio’s energy stocks had stellar returns but they made up roughly only 2% of the portfolio’s weighting. The biggest detractors from relative performance were an overweight to the poorly performing consumer discretionary sector and stock selection in that sector.
•	For the decade ended December 31, 2022, the portfolio posted an annualized return of 7.58%, almost double that of its benchmark.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

Advisors’ Report
The International Portfolio returned –30.12% for the 12 months ended December 31, 2022. That was lower than the –16.00% return of its benchmark, the MSCI All Country World Index ex USA.
The portfolio is overseen by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the period and of the effect it had on the portfolio’s positioning. These reports were prepared on January 6, 2023.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
Thomas Coutts, Partner
Lawrence Burns, Partner
The year 2022 proved to be an exceptionally difficult period for investors in growth equities. Society’s return toward normality after an unprecedented shutdown revealed supply chain disruptions that were more widespread and longer-lasting than expected. Russia’s shocking invasion of Ukraine seriously exacerbated inflation through its impact on the energy sector. It also raised fears about geopolitical instability across the Taiwan Strait.
Concerns about geopolitical risk combined with the rise in interest rates reduced the valuations that investors were willing to pay for profits expected to be made years in the future. Many companies that had performed strongly during the pandemic returned to their share-price levels of several years ago, despite making considerable progress in the interim.
Our investment approach remains unchanged—to identify a small number of exceptional growth companies that can take advantage of long-lasting trends, often powered by technological advances. We back entrepreneurial companies that disrupt large target markets. We focus on their prospects over the next five to 10 years, with a particular emphasis on the financial return should the investment case reach its full potential. Many of our holdings that fit this description fared poorly in share-price terms in 2022. Businesses such as music-streaming leader Spotify, Latin American e-commerce leader MercadoLibre, and Dutch payment technology company Adyen fell sharply despite little deterioration in their long-term prospects.
Beneficiaries of the pandemic such as clothing e-commerce specialist Zalando, meal-kit company HelloFresh, and takeout delivery business Delivery Hero also sold off heavily as concerns increased about consumer spending and the changing balance between online and in-person activity. Our holding in Tesla also declined sharply because of concerns about future demand and the distraction of CEO Elon Musk’s involvement in Twitter.
An extensive period of company meetings and analysis has reinforced our confidence in the position of the portfolio. The management teams of our holdings report that the growth drivers propelling their businesses remain generally intact. We are encouraging them to continue investing for the long term, while being mindful of the difficult economic conditions many are likely to face in the near future. We are also encouraged by our analysis of the financial resilience of our holdings. They have the profitability, cash flow, and balance sheet strength to navigate a cyclical downturn. Indeed, this should be a good period for our well-financed, long-term-oriented companies to strengthen their market positions.
We have initiated or increased our positions in attractive growth stocks that have been particularly weak. We added South Korean e-commerce leader Coupang, Southeast Asian gaming and e-commerce company Sea, and money-transfer business Wise. In software, we invested in logistics specialist WiseTech and enterprise search provider Elastic. We are excited about the opportunities created by the energy transition and took new positions in cable manufacturer Prysmian and battery maker Ganfeng Lithium. We also added warehouse automation company AutoStore, semiconductor designer NVIDIA, and self-driving technology company Mobileye to the portfolio.
We funded these new holdings with reductions of slower-growth companies that have held up better, including Kering, Ping An, and L’Oreal. We reduced holdings of two large Chinese internet companies, Alibaba and Tencent. We sold out of the auto manufacturer Stellantis. We exited our position in Afterpay following its takeover by Block. We also sold TAL Education, MorphoSys, SoftBank, and CureVac after their investment cases deteriorated significantly.
Schroder Investment Management North America Inc.
Portfolio Managers:
Simon Webber, CFA
James R. Gautrey, CFA
International equities ended 2022 sharply lower, as the market contended with slowing economic growth, inflationary pressures, and tightening monetary policy. This was made worse by Russia’s invasion of Ukraine, which exerted significant pressure on energy prices and supply, particularly in Europe. Geopolitical tensions between China and the West also remained high as Xi Jinping’s consolidation of power raised concerns about increased government interference in the private sector and China’s ambitions toward “reunification” with Taiwan. The euro, yen, and sterling pound fell to near multidecade lows against the U.S. dollar.
2

Cyclically exposed sectors such as consumer discretionary, technology, and industrials faced the most selling pressure while defensive sectors were more resilient. Commodity sectors benefited from the inflationary environment and both value stocks and the financial sector were supported by rising interest rates globally. The energy sector was the only major sector to post gains during the year as sanctions against Russian oil and gas kept upward pressure on prices. Our stock selection in the energy and financial sectors was particularly supportive during the year. However, our selection in industrials, consumer staples, and materials detracted from performance.
Our holding in Shell was a strong performer throughout 2022, driven by higher oil and gas prices. Shell continues to generate very strong cash flow, which has helped reduce debt, strengthen its balance sheet, and provide greater flexibility for capital allocation. We believe the company is managing its energy transition risk better than many of its industry peers through investments in electrification, hydrogen, wind, and alternative energy assets.
One of the major detractors during the year was our holding in Recruit, the global recruitment and human resources technology company. Fears that the looming global slowdown would lead to a slump in the global jobs market weighed on its shares. However, Recruit, which operates the Glassdoor and Indeed job recruitment websites, still has a large opportunity to grow by addressing inefficiencies in the global recruitment market. We have conviction that this growth will overcome the markets’ cyclical worries.
Global equities remain under pressure entering 2023 amid geopolitical tensions, high inflation, tightening monetary policy, and, ultimately, earnings risks that look inevitable as the economic cycle slows. Inflationary pressures have strained consumer spending and, with central banks focused on combating inflation, interest rates have been rising rapidly, further weighing on consumer confidence. Supply chain pressures are easing, which is good news for both shortages and inflation.
We believe that low expectations in many parts of the economy will create opportunities for patient and selective investors in 2023. The portfolio has good exposure to climate tech and companies well-positioned for the clean-energy transition across the materials, industrial, technology, and utilities sectors. We continue to find many good long-term core holdings in technology, where long-term structural drivers such as digitization, connectivity, and the energy transition are supporting growth, but where fears of a cyclical downturn have brought valuations back to attractive levels.
We are also finding interesting opportunities in financials, where the combination of low expectations, cheap valuations, strong capital buffers, and rising rates are creating an attractive opportunistic backdrop for earnings growth. Overall, we maintain a well-diversified portfolio that reflects a fluid outlook with a wide range of possible outcomes. At a stock level, we continue to emphasize revenue and earnings stability as well as balance sheet strength, which we expect to be rewarded during periods of elevated risk.
International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	60	1,714	Uses a bottom-up, stock-driven approach to select stocks that it believes have above-average growth rates and trade at reasonable prices.
Schroder Investment Management North America Inc.	36	1,023	Uses fundamental research to identify high-quality companies in developed and emerging markets that it believes have above-average growth potential.
Cash Investments	4	100	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2022
International Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,012.60	$2.13
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	2.14
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

International Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
International Portfolio	-30.12%	4.45%	7.58%	$20,763
MSCI All Country World Index ex USA	-16.00	0.88	3.80	14,520
See Financial Highlights for dividend and capital gains information.
5

International Portfolio
Portfolio Allocation
As of December 31, 2022
China	12.1%
United States	12.0
Netherlands	9.8
United Kingdom	7.8
Japan	7.5
Germany	7.1
France	6.1
Denmark	5.9
Sweden	4.0
Belgium	3.8
Switzerland	3.7
Taiwan	2.9
Italy	2.8
Hong Kong	2.4
India	2.3
South Korea	1.9
Canada	1.6
Norway	1.2
Brazil	1.1
Spain	1.1
Israel	1.0
Other	1.9
The table reflects the portfolio’s investments, except for short-term investments and derivatives.
6

International Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.9%)
Australia (0.7%)
	WiseTech Global Ltd.	594,267	20,438
Austria (0.5%)
	Erste Group Bank AG	434,581	13,904
Belgium (3.6%)
*	Argenx SE	142,336	53,434
	Umicore SA	1,065,272	39,180
	UCB SA	127,796	10,070
			102,684
Brazil (1.0%)
*	NU Holdings Ltd. Class A	2,758,049	11,225
	B3 SA - Brasil Bolsa Balcao	3,878,590	9,691
	Raia Drogasil SA	1,824,750	8,218
			29,134
Canada (1.5%)
	Toronto-Dominion Bank	406,848	26,343
	Canadian National Railway Co.	134,012	15,919
			42,262
China (11.6%)
	Tencent Holdings Ltd.	2,380,600	100,938
*,1	Meituan Class B	2,796,922	61,968
*	Alibaba Group Holding Ltd.	3,234,604	35,493
*	NIO Inc. ADR	2,400,534	23,405
*,1	Wuxi Biologics Cayman Inc.	2,378,000	18,011
	Ping An Insurance Group Co. of China Ltd. Class H	2,714,000	17,830
*	Baidu Inc. ADR	126,280	14,444
	JD.com Inc. Class A	448,338	12,516
*	Pinduoduo Inc. ADR	135,710	11,067
	Shenzhen Inovance Technology Co. Ltd. Class A	1,025,121	10,229
	China Mengniu Dairy Co. Ltd.	1,979,000	8,924
[1]	Ganfeng Lithium Co. Ltd. Class H	1,113,400	8,254
*	Full Truck Alliance Co. Ltd. ADR	740,642	5,925
			329,004
Denmark (5.7%)
*	Genmab A/S	159,318	67,359
	Vestas Wind Systems A/S	2,015,985	58,808
	Novo Nordisk A/S Class B	116,973	15,887
*	Ambu A/S Class B	860,929	11,056
	Novozymes A/S Class B	146,979	7,457
			160,567
		Shares	Market Value• ($000)
France (5.8%)
	Kering SA	142,767	72,658
	L'Oreal SA (XPAR)	91,012	32,591
	Schneider Electric SE	195,057	27,393
	Sanofi	175,573	16,930
	Carrefour SA	549,129	9,185
	Legrand SA	90,556	7,261
			166,018
Germany (6.9%)
*,1	Zalando SE	914,402	32,191
*,1	Delivery Hero SE	623,581	29,925
	Sartorius AG Preference Shares	69,113	27,291
	Bayerische Motoren Werke AG	258,891	22,921
	SAP SE	209,312	21,610
	Infineon Technologies AG	702,915	21,363
	Siemens AG (Registered)	107,695	14,846
*	HelloFresh SE	648,450	14,152
*	Dr. Ing Hc F Porsche AG Preference Shares	74,220	7,490
*,2	Jumia Technologies AG ADR	477,446	1,533
*	Home24 SE	156,566	1,250
			194,572
Hong Kong (2.3%)
	AIA Group Ltd.	3,438,200	37,969
	Hong Kong Exchanges & Clearing Ltd.	483,840	20,791
	BOC Hong Kong Holdings Ltd.	2,352,000	7,985
			66,745
India (2.2%)
	Housing Development Finance Corp. Ltd.	1,000,325	31,801
	HDFC Bank Ltd.	997,946	19,573
	Larsen & Toubro Ltd.	234,582	5,896
*,3,4	ANI Technologies Private Ltd. PP (Acquired 12/1/15, Cost $5,969)	19,170	5,193
			62,463
Indonesia (0.3%)
	Bank Central Asia Tbk PT	17,673,600	9,691
Israel (1.0%)
*	Wix.com Ltd.	257,526	19,786
*,2	Mobileye Global Inc.	235,139	8,244
			28,030
Italy (2.6%)
	Ferrari NV	184,839	39,636
	FinecoBank Banca Fineco SpA	806,728	13,397
	Intesa Sanpaolo SpA	5,811,409	12,875
	Prysmian SpA	243,220	9,037
			74,945
		Shares	Market Value• ($000)
Japan (7.2%)
	M3 Inc.	1,453,400	39,479
	Nidec Corp.	637,100	32,785
	SMC Corp.	68,700	28,686
	Mitsubishi UFJ Financial Group Inc.	2,904,500	19,499
	Sony Group Corp.	234,000	17,836
	Bridgestone Corp.	389,400	13,788
	Recruit Holdings Co. Ltd.	268,800	8,414
	KDDI Corp.	244,700	7,421
	Keyence Corp.	18,700	7,260
	Sekisui Chemical Co. Ltd.	502,000	6,997
	Murata Manufacturing Co. Ltd.	130,900	6,455
	SBI Holdings Inc.	293,000	5,583
	Kubota Corp.	400,700	5,474
	MISUMI Group Inc.	202,500	4,401
			204,078
Netherlands (9.4%)
	ASML Holding NV	250,018	136,323
*,1	Adyen NV	62,046	86,135
*	EXOR NV	456,262	33,405
	Universal Music Group NV	441,943	10,687
			266,550
Norway (1.2%)
	Equinor ASA	420,677	15,119
*,1,2	AutoStore Holdings Ltd.	5,309,709	9,696
	DNB Bank ASA	447,379	8,836
			33,651
Singapore (0.3%)
*	Sea Ltd. ADR	152,487	7,934
South Korea (1.8%)
	Samsung Electronics Co. Ltd.	599,859	26,329
*	Coupang Inc.	936,566	13,777
	Samsung SDI Co. Ltd.	25,335	11,896
			52,002
Spain (1.0%)
	Iberdrola SA (XMAD)	1,407,440	16,430
	Banco Bilbao Vizcaya Argentaria SA	2,037,780	12,274
			28,704
Sweden (3.9%)
*	Spotify Technology SA	587,584	46,390
	Atlas Copco AB Class A	2,954,700	35,008
*	Kinnevik AB Class B	940,952	12,951
	Svenska Handelsbanken AB Class A	1,165,385	11,733
	Nibe Industrier AB Class B	358,321	3,345
			109,427
7

International Portfolio
		Shares	Market Value• ($000)
Switzerland (3.6%)
	Roche Holding AG	91,598	28,784
	Nestle SA (Registered)	199,990	23,101
	Lonza Group AG (Registered)	19,985	9,810
	Cie Financiere Richemont SA Class A (Registered)	73,156	9,485
	Chocoladefabriken Lindt & Spruengli AG Ptg. Ctf.	899	9,161
	Temenos AG (Registered)	154,447	8,497
	Alcon Inc.	112,410	7,713
	Sika AG (Registered)	21,831	5,248
			101,799
Taiwan (2.8%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	5,462,000	79,327
United Kingdom (7.5%)
	Shell plc	1,391,672	39,464
*,3,4	The Brandtech Group LLC PP (Acquired 9/23/15, Cost $5,200)	3,903,901	26,379
	AstraZeneca plc	183,543	24,837
*	Ocado Group plc	2,924,862	21,711
	Reckitt Benckiser Group plc	227,154	15,746
	HSBC Holdings plc	2,037,215	12,626
	Diageo plc	282,601	12,370
	National Grid plc	997,533	11,950
	Burberry Group plc	433,427	10,538
*	Wise plc Class A	1,549,787	10,499
	Bunzl plc	269,112	8,953
	RELX plc	290,884	8,042
	Whitbread plc	171,216	5,294
*	Haleon plc	795,113	3,146
			211,555
United States (11.5%)
*	Moderna Inc.	603,425	108,387
*	MercadoLibre Inc.	120,956	102,358
*	Illumina Inc.	197,269	39,888
		Shares	Market Value• ($000)
*	Tesla Inc.	210,883	25,976
	NVIDIA Corp.	110,057	16,084
*	Elastic NV	237,764	12,245
*	Booking Holdings Inc.	5,299	10,679
*	Lululemon Athletica Inc.	20,699	6,631
*,2	Oatly Group AB ADR	1,376,931	2,396
*	Meli Kaszek Pioneer Corp. Class A	115,328	1,150
			325,794
Total Common Stocks (Cost $2,755,009)			2,721,278
Temporary Cash Investments (3.1%)
Money Market Fund (3.1%)
[5,6]	Vanguard Market Liquidity Fund, 4.334% (Cost $89,075)	890,812	89,072
Total Investments (99.0%) (Cost $2,844,084)			2,810,350
Other Assets and Liabilities—Net (1.0%)			26,994
Net Assets (100%)			2,837,344
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the aggregate value was $246,180,000, representing 8.7% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,345,000.
3	Restricted securities totaling $31,572,000, representing 1.1% of net assets.
4	Security value determined using significant unobservable inputs.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $4,690,000 was received for securities on loan.
ADR—American Depositary Receipt.
PP—Private Placement.
Ptg. Ctf.—Participating Certificates.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	March 2023	711	69,301	(1,420)
MSCI Emerging Markets Index	March 2023	602	28,878	(495)
				(1,915)

See accompanying Notes, which are an integral part of the Financial Statements.
8

International Portfolio
Statement of Assets and Liabilities
As of December 31, 2022
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $2,755,009)	2,721,278
Affiliated Issuers (Cost $89,075)	89,072
Total Investments in Securities	2,810,350
Investment in Vanguard	108
Cash Collateral Pledged—Futures Contracts	3,578
Foreign Currency, at Value (Cost $2,343)	2,286
Receivables for Accrued Income	7,370
Receivables for Capital Shares Issued	25,164
Other Assets	48
Total Assets	2,848,904
Liabilities
Due to Custodian	273
Payables for Investment Securities Purchased	1,018
Collateral for Securities on Loan	4,690
Payables to Investment Advisor	1,515
Payables for Capital Shares Redeemed	1,139
Payables to Vanguard	430
Variation Margin Payable—Futures Contracts	909
Deferred Foreign Capital Gains Taxes	1,586
Total Liabilities	11,560
Net Assets	2,837,344
1 Includes $4,345,000 of securities on loan.
At December 31, 2022, net assets consisted of:

Paid-in Capital	2,742,722
Total Distributable Earnings (Loss)	94,622
Net Assets	2,837,344

Net Assets
Applicable to 125,983,150 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,837,344
Net Asset Value Per Share	$22.52

See accompanying Notes, which are an integral part of the Financial Statements.
9

International Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Dividends[1]	37,417
Non-Cash Dividends	6,440
Interest[2]	1,373
Securities Lending—Net	459
Total Income	45,689
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,759
Performance Adjustment	1,940
The Vanguard Group—Note C
Management and Administrative	5,458
Marketing and Distribution	228
Custodian Fees	153
Auditing Fees	39
Shareholders’ Reports	12
Trustees’ Fees and Expenses	1
Other Expenses	202
Total Expenses	12,792
Net Investment Income	32,897
Realized Net Gain (Loss)
Investment Securities Sold[2]	124,228
Futures Contracts	(19,557)
Foreign Currencies	(536)
Realized Net Gain (Loss)	104,135
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,3]	(1,393,214)
Futures Contracts	(3,598)
Foreign Currencies	(61)
Change in Unrealized Appreciation (Depreciation)	(1,396,873)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,259,841)
1	Dividends include foreign tax reclaims of $2,467,000 and are net of foreign withholding taxes of $4,473,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $1,330,000, ($35,000), less than $1,000, and $13,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $308,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,897	39,636
Realized Net Gain (Loss)	104,135	1,457,108
Change in Unrealized Appreciation (Depreciation)	(1,396,873)	(1,517,665)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,259,841)	(20,921)
Distributions
Total Distributions	(657,944)	(424,362)
Capital Share Transactions
Issued	372,085	808,340
Issued in Lieu of Cash Distributions	657,944	424,362
Redeemed	(521,400)	(2,438,174)
Net Increase (Decrease) from Capital Share Transactions	508,629	(1,205,472)
Total Increase (Decrease)	(1,409,156)	(1,650,755)
Net Assets
Beginning of Period	4,246,500	5,897,255
End of Period	2,837,344	4,246,500

See accompanying Notes, which are an integral part of the Financial Statements.
10

International Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$39.70	$43.57	$29.00	$23.14	$27.34
Investment Operations
Net Investment Income[1]	.269	.345	.158	.371	.367
Net Realized and Unrealized Gain (Loss) on Investments	(11.155)	(1.007)	15.535	6.692	(3.644)
Total from Investment Operations	(10.886)	(.662)	15.693	7.063	(3.277)
Distributions
Dividends from Net Investment Income	(.398)	(.123)	(.397)	(.378)	(.212)
Distributions from Realized Capital Gains	(5.896)	(3.085)	(.726)	(.825)	(.711)
Total Distributions	(6.294)	(3.208)	(1.123)	(1.203)	(.923)
Net Asset Value, End of Period	$22.52	$39.70	$43.57	$29.00	$23.14
Total Return	-30.12%	-1.54%	57.58%	31.22%	-12.61%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,837	$4,247	$5,897	$4,023	$3,109
Ratio of Total Expenses to Average Net Assets[2]	0.41%	0.38%	0.38%	0.38%	0.37%
Ratio of Net Investment Income to Average Net Assets	1.06%	0.81%	0.49%	1.43%	1.36%
Portfolio Turnover Rate	17%	21%[3]	22%	14%	16%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.06%, 0.04%, 0.04%, 0.04%, and 0.03%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
11

International Portfolio
Notes to Financial Statements
The International Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
12

International Portfolio
which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the portfolio’s understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The portfolio has filed tax reclaims for
13

International Portfolio
previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.	The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.
Vanguard manages the cash reserves of the portfolio as described below.
For the year ended December 31, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before a net increase of $1,940,000 (0.06%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2022, the portfolio had contributed to Vanguard capital in the amount of $108,000, representing less than 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	379,281	17,909	—	397,190
Common Stocks—Other	152,505	2,140,011	31,572	2,324,088
Temporary Cash Investments	89,072	—	—	89,072
Total	620,858	2,157,920	31,572	2,810,350
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	1,915	—	—	1,915
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The timely analysis and valuation of Level 3 securities held by the portfolio in accordance with established policies and procedures is performed by the valuation designee under the oversight of the board. The valuation designee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. A summary of valuation decisions made by the valuation designee is reported to the board
14

International Portfolio
on a quarterly basis for review. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.
The following table summarizes changes in investments and derivatives valued based on Level 3 inputs during the year ended December 31, 2022. Transfers, if any, into or out of Level 3 are recognized based on values as of the beginning of the period.
Amount Valued Based on Level 3 Inputs	Investments in Common Stocks ($000)
Balance as of December 31, 2021	42,682
Change in Unrealized Appreciation (Depreciation)	(11,110)
Balance as of December 31, 2022	31,572
Net change in unrealized appreciation (depreciation) from investments and derivatives still held as of December 31, 2022, was ($11,110,000).
The following table provides quantitative information about the significant unobservable inputs used in fair value measurements as of December 31, 2022.
Security Type	Fair Value at 12/31/2022 ($000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Avg.
Common Stocks	26,379	Sum of the Parts: Trading Multiples & Cost	Reorganized Capitalization Structure/Indicative Offers	$2.363 billion
	5,193	Comparable Companies and Benchmark Performance/Probability Scenario	Implied Equity Valuation	$6.414 billion
Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement at December 31, 2022.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	43,902
Undistributed Long-Term Gains	99,383
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(48,663)
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	54,088	16,021
Long-Term Capital Gains	603,856	408,341
Total	657,944	424,362
*	Includes short-term capital gains, if any.
15

International Portfolio
As of December 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,857,404
Gross Unrealized Appreciation	573,094
Gross Unrealized Depreciation	(620,148)
Net Unrealized Appreciation (Depreciation)	(47,054)
F.	During the year ended December 31, 2022, the portfolio purchased $508,775,000 of investment securities and sold $616,311,000 of investment securities, other than temporary cash investments.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2022 Shares (000)	2021 Shares (000)

Issued	14,219	18,577
Issued in Lieu of Cash Distributions	24,242	10,657
Redeemed	(19,430)	(57,631)
Net Increase (Decrease) in Shares Outstanding	19,031	(28,397)
At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 32% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of International Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Tax information (unaudited)
The portfolio hereby designates $320,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $603,856,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio designates to shareholders foreign source income of $45,874,000 and foreign taxes paid of $3,629,000.
18

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Annuity and Insurance Services > 800-522-5555
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690I 022023

Annual Report  |  December 31, 2022
Vanguard Variable Insurance Funds
Mid-Cap Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The Mid-Cap Index Portfolio returned –18.82%, in line with its benchmark index after factoring in the portfolio’s expenses.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation in check, which increased fears of recession.
•	Technology and consumer discretionary contributed most to the portfolio’s negative performance, while energy performed strongly.
•	For the 10 years ended December 31, 2022, the portfolio’s average annual return was 10.95%, in line with its benchmark.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2022
Mid-Cap Index Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,044.50	$0.88
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.35	0.87
The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Mid-Cap Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mid-Cap Index Portfolio	-18.82%	7.18%	10.95%	$28,272
Spliced Mid-Cap Index	-18.68	7.34	11.13	28,728
Dow Jones U.S. Total Stock Market Float Adjusted Index	-19.53	8.65	12.03	31,151
Spliced Mid-Cap Index: MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
See Financial Highlights for dividend and capital gains information.
3

Mid-Cap Index Portfolio
Portfolio Allocation
As of December 31, 2022
Basic Materials	4.0%
Consumer Discretionary	13.0
Consumer Staples	5.0
Energy	6.7
Financials	13.1
Health Care	11.0
Industrials	15.6
Real Estate	9.0
Technology	13.1
Telecommunications	1.7
Utilities	7.8
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
4

Mid-Cap Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.4%)
Basic Materials (3.9%)
	Nucor Corp.	97,431	12,842
	Fastenal Co.	217,602	10,297
	International Flavors & Fragrances Inc.	96,867	10,155
	Albemarle Corp.	44,546	9,660
	LyondellBasell Industries NV Class A	99,027	8,222
	CF Industries Holdings Inc.	74,547	6,351
	FMC Corp.	47,897	5,978
	Mosaic Co.	129,401	5,677
	Avery Dennison Corp.	30,751	5,566
	International Paper Co.	135,172	4,681
	Celanese Corp. Class A	37,067	3,790
	Eastman Chemical Co.	45,625	3,716
	Westlake Corp.	6,047	620
			87,555
Consumer Discretionary (12.9%)
*	Dollar Tree Inc.	79,815	11,289
	DR Horton Inc.	117,787	10,499
*	Copart Inc.	162,860	9,917
*	Aptiv plc	102,951	9,588
	Tractor Supply Co.	42,014	9,452
	Genuine Parts Co.	53,583	9,297
*	Ulta Beauty Inc.	19,472	9,134
*	AutoZone Inc.	3,594	8,863
	Lennar Corp. Class A	95,734	8,664
	eBay Inc.	206,277	8,554
*	Delta Air Lines Inc.	243,617	8,005
*	Southwest Airlines Co.	225,637	7,597
*	Trade Desk Inc. Class A	169,149	7,583
*	Chipotle Mexican Grill Inc. Class A	5,248	7,282
*	Take-Two Interactive Software Inc.	63,793	6,643
	Hilton Worldwide Holdings Inc.	51,400	6,495
	Darden Restaurants Inc.	46,483	6,430
	Omnicom Group Inc.	77,503	6,322
	Best Buy Co. Inc.	76,995	6,176
*	Etsy Inc.	47,800	5,725
	Garmin Ltd.	58,274	5,378
*	NVR Inc.	1,153	5,318
	LKQ Corp.	96,438	5,151
*	Burlington Stores Inc.	24,744	5,017
*	Expedia Group Inc.	57,249	5,015
*	United Airlines Holdings Inc.	124,104	4,679
	Domino's Pizza Inc.	13,497	4,675
*	Live Nation Entertainment Inc.	61,419	4,283
*	Royal Caribbean Cruises Ltd.	82,443	4,075
	PulteGroup Inc.	86,628	3,944
*	Warner Bros Discovery Inc.	415,200	3,936
	MGM Resorts International	116,796	3,916
	Rollins Inc.	102,917	3,761
	VF Corp.	132,985	3,672
*	CarMax Inc.	59,977	3,652
	BorgWarner Inc.	89,040	3,584
*	ROBLOX Corp. Class A	125,300	3,566
	Fox Corp. Class A	114,900	3,489
	News Corp. Class A	186,321	3,391
	Advance Auto Parts Inc.	22,486	3,306
*	Caesars Entertainment Inc.	77,400	3,220
*	Las Vegas Sands Corp.	65,300	3,139
		Shares	Market Value• ($000)
	Paramount Global Class B	185,341	3,129
*	Carnival Corp.	380,516	3,067
	Hasbro Inc.	49,888	3,044
	Interpublic Group of Cos. Inc.	73,801	2,458
*	Liberty Media Corp.-Liberty SiriusXM Class C	58,236	2,279
	Pool Corp.	7,100	2,147
	Vail Resorts Inc.	7,652	1,824
	Bath & Body Works Inc.	41,100	1,732
*	American Airlines Group Inc.	123,437	1,570
	Warner Music Group Corp. Class A	44,367	1,554
*,1	Lucid Group Inc.	222,743	1,521
	Whirlpool Corp.	10,316	1,459
	Fox Corp. Class B	50,268	1,430
	Lear Corp.	11,229	1,393
[1]	Sirius XM Holdings Inc.	222,800	1,301
*,1	Chewy Inc. Class A	33,820	1,254
*	Endeavor Group Holdings Inc. Class A	49,226	1,110
*	Liberty Media Corp.-Liberty SiriusXM Class A	27,945	1,098
	Lennar Corp. Class B	6,899	516
	News Corp. Class B	3,475	64
	Paramount Global Class A	2,790	55
			287,687
Consumer Staples (4.9%)
	Corteva Inc.	272,969	16,045
	Kroger Co.	244,805	10,913
	AmerisourceBergen Corp.	62,495	10,356
	Archer-Daniels-Midland Co.	104,318	9,686
	McCormick & Co. Inc. (Non-Voting)	95,186	7,890
	Church & Dwight Co. Inc.	92,650	7,469
	Conagra Brands Inc.	182,115	7,048
	Kellogg Co.	97,264	6,929
	Tyson Foods Inc. Class A	110,077	6,852
	Clorox Co.	46,845	6,574
	J M Smucker Co.	38,477	6,097
	Hormel Foods Corp.	103,787	4,727
	Campbell Soup Co.	74,066	4,203
	Lamb Weston Holdings Inc.	27,313	2,441
	Molson Coors Beverage Co. Class B	34,220	1,763
	Albertsons Cos. Inc. Class A	71,000	1,473
*	Olaplex Holdings Inc.	18,358	96
			110,562
Energy (6.7%)
	Devon Energy Corp.	248,300	15,273
	Hess Corp.	105,336	14,939
	Cheniere Energy Inc.	94,420	14,159
*	Enphase Energy Inc.	51,660	13,688
	Halliburton Co.	310,455	12,216
	Baker Hughes Co. Class A	380,512	11,237
	ONEOK Inc.	169,682	11,148
	Phillips 66	89,700	9,336
	Valero Energy Corp.	73,200	9,286
	Diamondback Energy Inc.	66,800	9,137
	Williams Cos. Inc.	231,264	7,609
	Coterra Energy Inc.	284,500	6,990
	Marathon Oil Corp.	241,000	6,524
	Texas Pacific Land Corp.	1,200	2,813
*	Plug Power Inc.	221,500	2,740
	EQT Corp.	62,675	2,120
			149,215
5

Mid-Cap Index Portfolio
		Shares	Market Value• ($000)
Financials (13.1%)
	Arthur J Gallagher & Co.	80,100	15,102
	MSCI Inc. Class A	28,829	13,410
	Ameriprise Financial Inc.	40,392	12,577
	State Street Corp.	132,509	10,279
	Discover Financial Services	103,842	10,159
	Willis Towers Watson plc	41,167	10,069
	M&T Bank Corp.	65,586	9,514
	T. Rowe Price Group Inc.	84,900	9,259
	Hartford Financial Services Group Inc.	120,912	9,169
	Nasdaq Inc.	149,378	9,164
	American International Group Inc.	141,200	8,929
	Fifth Third Bancorp	260,766	8,556
	First Republic Bank	69,530	8,475
*	Arch Capital Group Ltd.	133,448	8,378
	Apollo Global Management Inc.	130,499	8,324
	Raymond James Financial Inc.	73,587	7,863
	Principal Financial Group Inc.	92,964	7,801
	Huntington Bancshares Inc.	548,133	7,729
	Regions Financial Corp.	354,993	7,654
	Citizens Financial Group Inc.	187,150	7,368
	Northern Trust Corp.	75,262	6,660
*	Markel Corp.	4,854	6,395
	KeyCorp	354,536	6,176
	Cincinnati Financial Corp.	59,704	6,113
	Broadridge Financial Solutions Inc.	44,680	5,993
	FactSet Research Systems Inc.	14,483	5,811
	W R Berkley Corp.	75,634	5,489
*	SVB Financial Group	22,467	5,171
	Cboe Global Markets Inc.	40,270	5,053
	Everest Re Group Ltd.	14,924	4,944
	Loews Corp.	76,633	4,470
	Ares Management Corp. Class A	59,300	4,058
	Equitable Holdings Inc.	140,613	4,036
	MarketAxess Holdings Inc.	13,570	3,784
	Annaly Capital Management Inc.	177,829	3,749
	Fidelity National Financial Inc.	98,244	3,696
	LPL Financial Holdings Inc.	14,344	3,101
	Franklin Resources Inc.	113,947	3,006
	Tradeweb Markets Inc. Class A	42,200	2,740
	Interactive Brokers Group Inc. Class A	37,150	2,688
	Brown & Brown Inc.	43,100	2,455
	Globe Life Inc.	16,607	2,002
*,1	Coinbase Global Inc. Class A	54,400	1,925
	Ally Financial Inc.	51,108	1,250
	Corebridge Financial Inc.	24,554	492
[1]	Rocket Cos. Inc. Class A	46,500	325
			291,361
Health Care (10.9%)
*	Centene Corp.	215,160	17,645
*	Dexcom Inc.	146,757	16,619
*	IQVIA Holdings Inc.	70,573	14,460
	ResMed Inc.	55,638	11,580
*	Alnylam Pharmaceuticals Inc.	46,733	11,106
	Zimmer Biomet Holdings Inc.	79,726	10,165
*	Horizon Therapeutics plc	86,100	9,798
*	Veeva Systems Inc. Class A	53,405	8,619
	Laboratory Corp. of America Holdings	33,692	7,934
*	Insulet Corp.	26,400	7,772
	Cardinal Health Inc.	99,623	7,658
*	Molina Healthcare Inc.	22,229	7,340
*	BioMarin Pharmaceutical Inc.	70,614	7,308
	STERIS plc	37,900	7,000
*	Hologic Inc.	93,389	6,986
*	Seagen Inc.	52,926	6,802
	Quest Diagnostics Inc.	43,268	6,769
	PerkinElmer Inc.	48,000	6,731
	West Pharmaceutical Services Inc.	28,100	6,613
*	IDEXX Laboratories Inc.	15,706	6,407
		Shares	Market Value• ($000)
	Cooper Cos. Inc.	18,707	6,186
*	Align Technology Inc.	28,200	5,947
*	Incyte Corp.	71,881	5,773
	Royalty Pharma plc Class A	142,504	5,632
*	Avantor Inc.	243,400	5,133
	Viatris Inc.	460,857	5,129
	Baxter International Inc.	95,800	4,883
	Teleflex Inc.	17,818	4,448
*	Henry Schein Inc.	51,490	4,113
*	Bio-Rad Laboratories Inc. Class A	7,953	3,344
*	Catalent Inc.	65,000	2,926
*	Charles River Laboratories International Inc.	9,700	2,114
	Universal Health Services Inc. Class B	11,563	1,629
*	DaVita Inc.	9,528	711
			243,280
Industrials (15.5%)
	Cintas Corp.	32,781	14,805
	Carrier Global Corp.	317,699	13,105
	TransDigm Group Inc.	19,592	12,336
*	Mettler-Toledo International Inc.	8,456	12,223
	AMETEK Inc.	87,310	12,199
	PACCAR Inc.	118,973	11,775
*	Keysight Technologies Inc.	67,820	11,602
	Rockwell Automation Inc.	43,619	11,235
	Old Dominion Freight Line Inc.	37,744	10,711
	Verisk Analytics Inc. Class A	59,421	10,483
	Ferguson plc	79,700	10,119
	WW Grainger Inc.	17,263	9,603
*	United Rentals Inc.	26,378	9,375
	Equifax Inc.	46,521	9,042
	Fortive Corp.	134,411	8,636
	Vulcan Materials Co.	47,980	8,402
	Ingersoll Rand Inc.	153,812	8,037
	Martin Marietta Materials Inc.	23,549	7,959
	Quanta Services Inc.	54,300	7,738
*	Waters Corp.	22,528	7,718
	Xylem Inc.	68,468	7,570
	Dover Corp.	53,343	7,223
*	Teledyne Technologies Inc.	17,800	7,118
	Westinghouse Air Brake Technologies Corp.	65,655	6,553
	Expeditors International of Washington Inc.	60,437	6,281
	Otis Worldwide Corp.	79,196	6,202
	Ball Corp.	119,342	6,103
	Jacobs Solutions Inc.	47,975	5,760
	Synchrony Financial	171,219	5,626
	Textron Inc.	79,318	5,616
	JB Hunt Transport Services Inc.	31,432	5,480
	Global Payments Inc.	51,400	5,105
*	Zebra Technologies Corp. Class A	19,660	5,041
*	FleetCor Technologies Inc.	26,657	4,896
*	Trimble Inc.	93,704	4,738
	Snap-on Inc.	20,157	4,606
	Packaging Corp. of America	35,199	4,502
	Stanley Black & Decker Inc.	58,039	4,360
	TransUnion	73,203	4,154
*	Bill.com Holdings Inc.	38,100	4,151
	CH Robinson Worldwide Inc.	44,690	4,092
	Masco Corp.	85,652	3,997
	Crown Holdings Inc.	45,563	3,746
	Westrock Co.	96,703	3,400
	HEICO Corp. Class A	27,899	3,344
	Jack Henry & Associates Inc.	13,916	2,443
	HEICO Corp.	15,669	2,407
	Hubbell Inc. Class B	10,179	2,389
	Fortune Brands Innovations Inc.	24,416	1,394
*	Generac Holdings Inc.	12,000	1,208
			346,608

6

Mid-Cap Index Portfolio
		Shares	Market Value• ($000)
Real Estate (9.0%)
	Realty Income Corp.	238,291	15,115
	VICI Properties Inc.	378,900	12,276
*	CoStar Group Inc.	154,567	11,945
	Welltower Inc.	179,514	11,767
	SBA Communications Corp. Class A	41,005	11,494
	Digital Realty Trust Inc.	109,275	10,957
	Alexandria Real Estate Equities Inc.	62,383	9,087
*	CBRE Group Inc. Class A	114,070	8,779
	Weyerhaeuser Co.	279,621	8,668
	AvalonBay Communities Inc.	53,159	8,586
	Equity Residential	136,436	8,050
	Extra Space Storage Inc.	50,892	7,490
	Simon Property Group Inc.	62,133	7,299
	Invitation Homes Inc.	232,274	6,885
	Mid-America Apartment Communities Inc.	43,838	6,882
	Ventas Inc.	151,900	6,843
	Sun Communities Inc.	47,088	6,734
	WP Carey Inc.	79,075	6,180
	Iron Mountain Inc.	110,463	5,507
	Essex Property Trust Inc.	24,628	5,219
	Healthpeak Properties Inc.	204,309	5,122
	UDR Inc.	123,750	4,793
	Camden Property Trust	40,530	4,535
	Boston Properties Inc.	53,674	3,627
	Host Hotels & Resorts Inc.	135,758	2,179
	Regency Centers Corp.	32,599	2,037
*	Zillow Group Inc. Class C	60,100	1,936
*	Zillow Group Inc. Class A	14,600	456
			200,448
Technology (13.0%)
	Amphenol Corp. Class A	226,152	17,219
*	Cadence Design Systems Inc.	104,245	16,746
	Microchip Technology Inc.	208,978	14,681
*	ON Semiconductor Corp.	164,261	10,245
*	Gartner Inc.	28,537	9,592
	Corning Inc.	289,245	9,238
	CDW Corp.	51,462	9,190
*	ANSYS Inc.	33,142	8,007
	Hewlett Packard Enterprise Co.	488,968	7,804
*	Datadog Inc. Class A	99,828	7,337
*	Atlassian Corp. Class A	56,300	7,245
*	VeriSign Inc.	34,189	7,024
*	EPAM Systems Inc.	20,800	6,817
*	Fortinet Inc.	126,150	6,167
*	Paycom Software Inc.	19,392	6,018
	Marvell Technology Inc.	162,038	6,002
	Monolithic Power Systems Inc.	16,908	5,979
	Skyworks Solutions Inc.	60,929	5,552
*	Pinterest Inc. Class A	223,284	5,421
*	Zoom Video Communications Inc. Class A	79,300	5,372
*	DoorDash Inc. Class A	109,500	5,346
*	Splunk Inc.	61,787	5,319
	Teradyne Inc.	59,200	5,171
*	Tyler Technologies Inc.	15,800	5,094
*	HubSpot Inc.	17,500	5,060
*	Akamai Technologies Inc.	59,752	5,037
	NetApp Inc.	82,580	4,960
*	MongoDB Inc. Class A	24,838	4,889
*	Cloudflare Inc. Class A	102,796	4,647
	Gen Digital Inc.	210,363	4,508
*	GoDaddy Inc. Class A	58,897	4,407
*	Match Group Inc.	106,104	4,402
	SS&C Technologies Holdings Inc.	81,361	4,236
*	DocuSign Inc. Class A	76,368	4,232
*	Palantir Technologies Inc. Class A	639,220	4,104
*	ZoomInfo Technologies Inc. Class A	130,388	3,926
	Seagate Technology Holdings plc	74,590	3,924
*	Western Digital Corp.	120,528	3,803
		Shares	Market Value• ($000)
*	Okta Inc. Class A	54,777	3,743
*	Zscaler Inc.	32,900	3,682
*	Qorvo Inc.	38,578	3,497
*	Black Knight Inc.	56,285	3,476
*	Snap Inc. Class A	387,200	3,465
*,1	Unity Software Inc.	117,698	3,365
*	Twilio Inc. Class A	66,300	3,246
	Bentley Systems Inc. Class B	84,118	3,109
	Leidos Holdings Inc.	26,000	2,735
*	F5 Inc.	11,431	1,640
*	Dropbox Inc. Class A	51,186	1,146
*	Toast Inc. Class A	57,591	1,038
*	UiPath Inc. Class A	57,211	727
*	AppLovin Corp. Class A	33,133	349
			289,939
Telecommunications (1.7%)
	Motorola Solutions Inc.	63,531	16,373
*	Arista Networks Inc.	87,060	10,565
*	Liberty Broadband Corp. Class C	46,039	3,511
	Juniper Networks Inc.	61,639	1,970
*	Roku Inc. Class A	46,304	1,884
*	DISH Network Corp. Class A	94,631	1,329
	Lumen Technologies Inc.	197,087	1,029
*	Liberty Broadband Corp. Class A	5,986	454
			37,115
Utilities (7.8%)
	Waste Connections Inc.	97,767	12,960
*	PG&E Corp.	796,191	12,946
	Consolidated Edison Inc.	134,839	12,852
	WEC Energy Group Inc.	119,863	11,238
	Eversource Energy	132,384	11,099
	Constellation Energy Corp.	124,071	10,696
	American Water Works Co. Inc.	69,162	10,542
	Edison International	145,141	9,234
	Ameren Corp.	98,206	8,732
	Entergy Corp.	77,356	8,703
	FirstEnergy Corp.	206,378	8,655
	PPL Corp.	265,767	7,766
	DTE Energy Co.	62,596	7,357
	AES Corp.	253,823	7,300
	CenterPoint Energy Inc.	238,995	7,167
	CMS Energy Corp.	110,292	6,985
	Evergy Inc.	87,165	5,485
	Alliant Energy Corp.	95,398	5,267
	NiSource Inc.	154,293	4,231
	Vistra Corp.	151,226	3,508
	Avangrid Inc.	29,410	1,264
			173,987
Total Common Stocks (Cost $1,922,947)			2,217,757
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[2,3]	Vanguard Market Liquidity Fund, 4.334% (Cost $13,524)	135,246	13,524
Total Investments (100.0%) (Cost $1,936,471)			2,231,281
Other Assets and Liabilities—Net (0.0%)			(15)
Net Assets (100%)			2,231,266
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,100,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $6,289,000 was received for securities on loan.

7

Mid-Cap Index Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	March 2023	37	3,276	(17)
E-mini S&P 500 Index	March 2023	23	4,440	(77)
E-mini S&P Mid-Cap 400 Index	March 2023	15	3,664	(24)
				(118)
See accompanying Notes, which are an integral part of the Financial Statements.
8

Mid-Cap Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2022

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,922,947)	2,217,757
Affiliated Issuers (Cost $13,524)	13,524
Total Investments in Securities	2,231,281
Investment in Vanguard	85
Cash	365
Cash Collateral Pledged—Futures Contracts	670
Receivables for Investment Securities Sold	194
Receivables for Accrued Income	3,815
Receivables for Capital Shares Issued	2,580
Total Assets	2,238,990
Liabilities
Payables for Investment Securities Purchased	316
Collateral for Securities on Loan	6,289
Payables for Capital Shares Redeemed	910
Payables to Vanguard	165
Variation Margin Payable—Futures Contracts	44
Total Liabilities	7,724
Net Assets	2,231,266
1 Includes $6,100,000 of securities on loan.
At December 31, 2022, net assets consisted of:

Paid-in Capital	1,864,745
Total Distributable Earnings (Loss)	366,521
Net Assets	2,231,266
Net Assets
Applicable to 104,351,633 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,231,266
Net Asset Value Per Share	$21.38
See accompanying Notes, which are an integral part of the Financial Statements.
9

Mid-Cap Index Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Dividends[1]	35,824
Interest[2]	106
Securities Lending—Net	493
Total Income	36,423
Expenses
The Vanguard Group—Note B
Investment Advisory Services	215
Management and Administrative	3,474
Marketing and Distribution	138
Custodian Fees	37
Auditing Fees	29
Shareholders’ Reports	82
Trustees’ Fees and Expenses	1
Other Expenses	9
Total Expenses	3,985
Expenses Paid Indirectly	(2)
Net Expenses	3,983
Net Investment Income	32,440
Realized Net Gain (Loss)
Investment Securities Sold[2]	42,675
Futures Contracts	(1,070)
Realized Net Gain (Loss)	41,605
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(592,699)
Futures Contracts	(225)
Change in Unrealized Appreciation (Depreciation)	(592,924)
Net Increase (Decrease) in Net Assets Resulting from Operations	(518,879)
1	Dividends are net of foreign withholding taxes of $14,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $100,000, less than $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
10

Mid-Cap Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,440	26,207
Realized Net Gain (Loss)	41,605	249,942
Change in Unrealized Appreciation (Depreciation)	(592,924)	266,299
Net Increase (Decrease) in Net Assets Resulting from Operations	(518,879)	542,448
Distributions
Total Distributions	(277,011)	(190,939)
Capital Share Transactions
Issued	270,019	357,264
Issued in Lieu of Cash Distributions	277,011	190,939
Redeemed	(300,821)	(359,789)
Net Increase (Decrease) from Capital Share Transactions	246,209	188,414
Total Increase (Decrease)	(549,681)	539,923
Net Assets
Beginning of Period	2,780,947	2,241,024
End of Period	2,231,266	2,780,947
See accompanying Notes, which are an integral part of the Financial Statements.
11

Mid-Cap Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$29.48	$25.77	$24.03	$20.23	$23.72
Investment Operations
Net Investment Income[1]	.319	.284	.325[2]	.334	.343
Net Realized and Unrealized Gain (Loss) on Investments	(5.464)	5.642	3.047	5.621	(2.386)
Total from Investment Operations	(5.145)	5.926	3.372	5.955	(2.043)
Distributions
Dividends from Net Investment Income	(.282)	(.318)	(.344)	(.350)	(.286)
Distributions from Realized Capital Gains	(2.673)	(1.898)	(1.288)	(1.805)	(1.161)
Total Distributions	(2.955)	(2.216)	(1.632)	(2.155)	(1.447)
Net Asset Value, End of Period	$21.38	$29.48	$25.77	$24.03	$20.23
Total Return	-18.82%	24.36%	18.07%	30.87%	-9.33%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,231	$2,781	$2,241	$2,155	$1,621
Ratio of Total Expenses to Average Net Assets	0.17%[3]	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.03%	1.50%[2]	1.49%	1.49%
Portfolio Turnover Rate	16%	20%	28%	21%	21%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $0.036 and 0.17%, respectively, resulting from a special dividend from NortonLifeLock Inc. in February 2020.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.17%.
See accompanying Notes, which are an integral part of the Financial Statements.
12

Mid-Cap Index Portfolio
Notes to Financial Statements
The Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio's investments and portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of
13

Mid-Cap Index Portfolio
prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2022, the portfolio had contributed to Vanguard capital in the amount of $85,000, representing less than 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2022, custodian fee offset arrangements reduced the portfolio’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
14

Mid-Cap Index Portfolio
D.  Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2022, 100% of the market value of the portfolio's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	31,196
Undistributed Long-Term Gains	41,107
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	294,218
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	55,522	46,656
Long-Term Capital Gains	221,489	144,283
Total	277,011	190,939
*	Includes short-term capital gains, if any.
As of December 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,937,063
Gross Unrealized Appreciation	543,787
Gross Unrealized Depreciation	(249,569)
Net Unrealized Appreciation (Depreciation)	294,218
F.  During the year ended December 31, 2022, the portfolio purchased $378,981,000 of investment securities and sold $384,476,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2022, such purchases were $23,975,000 and sales were $124,740,000, resulting in
15

Mid-Cap Index Portfolio
net realized loss of $60,162,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2022	2021
	Shares (000)	Shares (000)
Issued	11,614	12,978
Issued in Lieu of Cash Distributions	11,188	7,500
Redeemed	(12,791)	(13,103)
Net Increase (Decrease) in Shares Outstanding	10,011	7,375
At December 31, 2022, one shareholder, (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 35% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio's expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.  Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Mid-Cap Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid-Cap Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Tax information (unaudited)
For corporate shareholders, 91.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $26,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $221,489,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
18

The CRSP US Mid Cap Index (the “Index”) is a product of the Center for Research in Security Prices, LLC (“CRSP”), an affiliate of the University of Chicago (“University”), and has been licensed for use by Vanguard. CRSP® is a trademark of CRSP; and has been licensed by CRSP for use for certain purposes by Vanguard. The Vanguard Mid-Cap Index Portfolio is not sponsored, endorsed, sold or promoted by CRSP or University. Neither CRSP nor University makes any representation or warranty, express or implied, to the owners of the Vanguard Mid-Cap Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Mid-Cap Index Portfolio particularly or the ability of the Index to track general market performance. The Index is determined, composed and calculated without regard to Vanguard or the Vanguard Mid-Cap Index Portfolio. Neither CRSP nor the University has any obligation to take the needs of Vanguard or the owners of Vanguard Mid-Cap Index Portfolio into consideration in determining, composing or calculating the Index. Neither CRSP nor the University is responsible for and has not participated in the determination of the prices and amount of Vanguard Mid-Cap Index Portfolio or the timing of the issuance or sale of Vanguard Mid-Cap Index Portfolio or in the determination or calculation of the equation by which Vanguard Mid-Cap Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. Neither CRSP nor the University has any obligation or liability in connection with the administration, marketing or trading of Vanguard Mid-Cap Index Portfolio. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. Neither CRSP nor the University is an investment advisor. Inclusion of a security within an index is not a recommendation by CRSP or the University to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER CRSP NOR THE UNIVERSITY GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. NEITHER CRSP NOR THE UNIVERSITY SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. NEITHER CRSP NOR THE UNIVERSITY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND CRSP AND THE UNIVERSITY EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE VANGUARD MID-CAP INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL CRSP OR THE UNIVERSITY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CRSP AND VANGUARD, OTHER THAN THE LICENSORS, IF ANY, OF CRSP.
19

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of
IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services
(2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690MC 022023

Annual Report  |  December 31, 2022
Vanguard Variable Insurance Funds
Moderate Allocation Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio's Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The Moderate Allocation Portfolio returned –15.93%, in line with its benchmark index, the Moderate Allocation Composite Index, after factoring in the portfolio’s expenses.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which weighed on bond prices and increased fears of recession.
•	The portfolio targets an asset allocation of approximately 60% stocks and 40% bonds through these holdings: Vanguard Variable Insurance Funds Total Bond Market Index Portfolio and Equity Index Portfolio and Admiral™ Shares of Vanguard Total International Bond Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Extended Market Index Fund.
•	The Total International Bond Index Fund return helped performance the most at –12.92%; the Total Bond Market Index Portfolio returned –13.21%. The Total International Stock Index Fund returned –16.01%, the Equity Index Portfolio –18.23%, and the Extended Market Index Fund –26.47%.
•	The portfolio recorded an average annual return of 6.14% for the 10 years ended December 31, 2022 near its benchmark average of 6.43%.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2022
Moderate Allocation Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,002.60	$0.61
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.60	0.61
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying portfolios' annualized expense figure for that period is 0.12%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Moderate Allocation Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Moderate Allocation Portfolio	-15.93%	3.65%	6.14%	$18,152
Moderate Allocation Composite Index	-15.46	3.98	6.43	18,657
Dow Jones U.S. Total Stock Market Float Adjusted Index	-19.53	8.65	12.03	31,151
Moderate Allocation Composite Index: Weighted 36% S&P Total Market Index, 28% Bloomberg U.S. Aggregate Float Adjusted Index, 24% FTSE Global All Cap ex US Index, and 12% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) as of April 1,2017. Weighted 42% S&P Total Market Index, 32% Bloomberg U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) through March 31, 2017. Previously, the composite was weighted 42% S&P Total Market Index, 40% Bloomberg U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index through June 2, 2013.
See Financial Highlights for dividend and capital gains information.
3

Moderate Allocation Portfolio
Underlying Vanguard Funds
As of December 31, 2022
Vanguard Variable Insurance Funds—Equity Index Portfolio	30.1%
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	28.1
Vanguard Total International Stock Index Fund Admiral Shares	24.5
Vanguard Total International Bond Index Fund Admiral Shares	11.9
Vanguard Extended Market Index Fund Admiral Shares	5.4
The table reflects the portfolio's investments, except for short-term investments.
4

Moderate Allocation Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Stock Funds (35.5%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	3,271,170	165,979
Vanguard Extended Market Index Fund Admiral Shares	292,479	29,497
		195,476
International Stock Fund (24.5%)
Vanguard Total International Stock Index Fund Admiral Shares	4,844,120	134,957
U.S. Bond Fund (28.1%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	14,970,911	154,500
International Bond Fund (11.9%)
Vanguard Total International Bond Index Fund Admiral Shares	3,453,591	65,411
Total Investment Companies (Cost $577,000)		550,344
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.334% (Cost $—)	2	—
Total Investments (100.0%) (Cost $577,000)		550,344
Other Assets and Liabilities—Net (0.0%)		133
Net Assets (100%)		550,477
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
5

Moderate Allocation Portfolio
Statement of Assets and Liabilities
As of December 31, 2022

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $577,000)	550,344
Receivables for Investment Securities Sold	949
Receivables for Capital Shares Issued	578
Total Assets	551,871
Liabilities
Due to Custodian	949
Payables for Capital Shares Redeemed	445
Total Liabilities	1,394
Net Assets	550,477
At December 31, 2022, net assets consisted of:

Paid-in Capital	547,054
Total Distributable Earnings (Loss)	3,423
Net Assets	550,477

Net Assets
Applicable to 20,657,455 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	550,477
Net Asset Value Per Share	$26.65
See accompanying Notes, which are an integral part of the Financial Statements.
6

Moderate Allocation Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	12,064
Net Investment Income—Note B	12,064
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	10,032
Affiliated Funds Sold	8,730
Futures Contracts	13
Realized Net Gain (Loss)	18,775
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(148,211)
Net Increase (Decrease) in Net Assets Resulting from Operations	(117,372)
See accompanying Notes, which are an integral part of the Financial Statements.
7

Moderate Allocation Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,064	14,770
Realized Net Gain (Loss)	18,775	29,914
Change in Unrealized Appreciation (Depreciation)	(148,211)	22,282
Net Increase (Decrease) in Net Assets Resulting from Operations	(117,372)	66,966
Distributions
Total Distributions	(44,976)	(34,631)
Capital Share Transactions
Issued	60,858	87,803
Issued in Lieu of Cash Distributions	44,976	34,631
Redeemed	(134,521)	(93,222)
Net Increase (Decrease) from Capital Share Transactions	(28,687)	29,212
Total Increase (Decrease)	(191,035)	61,547
Net Assets
Beginning of Period	741,512	679,965
End of Period	550,477	741,512
See accompanying Notes, which are an integral part of the Financial Statements.
8

Moderate Allocation Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$33.89	$32.45	$30.12	$26.46	$29.35
Investment Operations
Net Investment Income[1]	.533	.691	.552	.720	.634
Capital Gain Distributions Received[1]	.443	.470	.184	.199	.148
Net Realized and Unrealized Gain (Loss) on Investments	(6.147)	1.977	2.976	4.106	(2.142)
Total from Investment Operations	(5.171)	3.138	3.712	5.025	(1.360)
Distributions
Dividends from Net Investment Income	(.723)	(.496)	(.720)	(.657)	(.577)
Distributions from Realized Capital Gains	(1.346)	(1.202)	(.662)	(.708)	(.953)
Total Distributions	(2.069)	(1.698)	(1.382)	(1.365)	(1.530)
Net Asset Value, End of Period	$26.65	$33.89	$32.45	$30.12	$26.46
Total Return	-15.93%	10.07%	13.77%	19.53%	-4.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$550	$742	$680	$532	$400
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.88%	2.09%	1.89%	2.54%	2.25%
Portfolio Turnover Rate	11%	10%	26%	13%	20%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Moderate Allocation Portfolio
Notes to Financial Statements
The Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio's investments and portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The portfolio uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2022.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at an
10

Moderate Allocation Portfolio
agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2022, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2022, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	11,505
Undistributed Long-Term Gains	18,736
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(26,818)
11

Moderate Allocation Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	16,641	13,468
Long-Term Capital Gains	28,335	21,163
Total	44,976	34,631
*	Includes short-term capital gains, if any.
As of December 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	577,162
Gross Unrealized Appreciation	27,975
Gross Unrealized Depreciation	(54,793)
Net Unrealized Appreciation (Depreciation)	(26,818)
E.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2022	2021
	Shares (000)	Shares (000)
Issued	2,128	2,654
Issued in Lieu of Cash Distributions	1,503	1,101
Redeemed	(4,851)	(2,832)
Net Increase (Decrease) in Shares Outstanding	(1,220)	923
At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 75% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might lead to the realization of taxable capital gains.
12

Moderate Allocation Portfolio
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2022 Market Value ($000)
Vanguard Extended Market Index Fund	44,293	1,545	4,319	1,672	(13,694)	360	—	29,497
Vanguard Market Liquidity Fund	28	NA1	NA1	—	(1)	2	—	—
Vanguard Total International Bond Index Fund	88,552	2,800	13,873	(1,188)	(10,880)	1,037	—	65,411
Vanguard Total International Stock Index Fund	177,024	16,378	26,307	1,780	(33,918)	4,317	—	134,957
Vanguard Variable Insurance Funds—Equity Index Portfolio	224,272	25,206	32,289	9,694	(60,904)	2,603	8,703	165,979
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	206,838	21,741	42,037	(3,228)	(28,814)	3,745	1,329	154,500
Total	741,007	67,670	118,825	8,730	(148,211)	12,064	10,032	550,344
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
13

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Moderate Allocation Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Moderate Allocation Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
14

Tax information (unaudited)
For corporate shareholders, 24.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $1,374,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $28,335,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio hereby designates 23.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The portfolio designates to shareholders foreign source income of $5,585,000 and foreign taxes paid of $393,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
15

"Bloomberg®," Bloomberg U.S. Aggregate Float Adjusted Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Moderate Allocation Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Moderate Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Moderate Allocation Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Moderate Allocation Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Moderate Allocation Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Moderate Allocation Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Moderate Allocation Portfolio customers, in connection with the administration, marketing or trading of the Moderate Allocation Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE MODERATE ALLOCATION PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE MODERATE ALLOCATION PORTFOLIO OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
16

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of
IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services
(2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690MA 022023

Annual Report   |   December 31, 2022
Vanguard Variable Insurance Funds
Money Market Portfolio

Contents
About Your Portfolio’s Expenses	1
Financial Statements	3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2022
Money Market Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,013.60	$0.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.45	0.77
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
1

Money Market Portfolio
Distribution by Effective Maturity1
As of December 31, 2022
1 - 7 Days	65.6%
8 - 30 Days	18.1
31 - 60 Days	7.2
61 - 90 Days	5.0
91 - 180 Days	4.1
1 Percentage of investments.
2

Money Market Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio publishes its holdings on a monthly basis on Vanguard’s website and files them with the Securities and Exchange Commission (SEC) on Form N-MFP. The portfolio’s Form N-MFP filings may be viewed via a link on the “Portfolio Holdings” page at www.vanguard.com or on the SEC’s website at www.sec.gov.
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (54.6%)
[2]	Federal Farm Credit Banks Funding Corp., EFFR - 0.020%	4.310%	1/3/23	1,000	1,000
[2]	Federal Farm Credit Banks Funding Corp., EFFR - 0.150%	4.315%	1/3/23	5,000	4,999
[2]	Federal Farm Credit Banks Funding Corp., EFFR + 0.380%	4.710%	1/3/23	1,980	1,982
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.013%	4.313%	1/3/23	1,000	1,000
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.020%	4.320%	1/3/23	4,215	4,214
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.035%	4.335%	1/3/23	10,000	10,000
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.035%	4.335%	1/3/23	3,000	3,000
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.045%	4.345%	1/3/23	1,000	1,000
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.060%	4.360%	1/3/23	17,000	17,000
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.120%	4.420%	1/20/23	751	751
[2]	Federal Farm Credit Banks Funding Corp., SOFR + 0.380%	4.680%	1/3/23	7,900	7,909
	Federal Farm Credit Discount Notes	4.746%	5/23/23	3,500	3,435
	Federal Home Loan Banks	3.270%	1/10/23	3,935	3,935
	Federal Home Loan Banks	2.940%	1/12/23	315	315
	Federal Home Loan Banks	4.250%	4/14/23	6,935	6,935
	Federal Home Loan Banks Discount Notes	3.897%	1/4/23	2,760	2,759
	Federal Home Loan Banks Discount Notes	3.751%–4.354%	1/11/23	8,599	8,589
	Federal Home Loan Banks Discount Notes	3.909%–4.060%	1/13/23	16,560	16,538
	Federal Home Loan Banks Discount Notes	3.996%	1/18/23	2,000	1,996
	Federal Home Loan Banks Discount Notes	3.775%–4.080%	1/20/23	15,965	15,929
	Federal Home Loan Banks Discount Notes	3.925%	1/25/23	5,496	5,481
	Federal Home Loan Banks Discount Notes	4.192%	1/27/23	7,281	7,259
	Federal Home Loan Banks Discount Notes	4.254%	1/30/23	2,175	2,168
	Federal Home Loan Banks Discount Notes	3.720%–4.217%	2/1/23	9,146	9,114
	Federal Home Loan Banks Discount Notes	4.129%	2/6/23	5,491	5,469
	Federal Home Loan Banks Discount Notes	4.289%	2/8/23	2,000	1,991
	Federal Home Loan Banks Discount Notes	4.255%–4.395%	2/10/23	33,762	33,602
	Federal Home Loan Banks Discount Notes	3.993%–4.334%	2/14/23	4,556	4,534
	Federal Home Loan Banks Discount Notes	4.196%–4.283%	2/15/23	9,539	9,489
	Federal Home Loan Banks Discount Notes	4.294%–4.298%	2/17/23	6,384	6,349
	Federal Home Loan Banks Discount Notes	4.435%–4.449%	2/22/23	15,000	14,905
	Federal Home Loan Banks Discount Notes	4.414%–4.487%	3/3/23	13,800	13,696
	Federal Home Loan Banks Discount Notes	4.491%	3/8/23	10,629	10,543
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Federal Home Loan Banks Discount Notes	4.175%–4.474%	3/10/23	20,000	19,833
	Federal Home Loan Banks Discount Notes	4.473%	3/13/23	990	982
	Federal Home Loan Banks Discount Notes	4.473%–4.485%	3/17/23	15,952	15,806
	Federal Home Loan Banks Discount Notes	4.550%	3/24/23	790	782
	Federal Home Loan Banks Discount Notes	4.243%	4/12/23	1,000	988
	Federal Home Loan Banks Discount Notes	4.618%	4/17/23	4,653	4,590
	Federal Home Loan Banks Discount Notes	4.626%	4/18/23	1,977	1,951
	Federal Home Loan Banks Discount Notes	4.707%	4/28/23	1,921	1,893
	Federal Home Loan Banks Discount Notes	4.811%	5/5/23	550	541
	Federal Home Loan Banks Discount Notes	4.739%	5/15/23	1,978	1,944
	Federal Home Loan Banks Discount Notes	4.712%–4.739%	5/16/23	10,330	10,153
	Federal Home Loan Banks Discount Notes	4.774%	5/22/23	1,976	1,940
	Federal Home Loan Banks Discount Notes	4.860%	6/1/23	956	937
	Federal Home Loan Banks Discount Notes	4.806%	6/5/23	3,000	2,940
	Federal Home Loan Banks Discount Notes	4.935%	6/9/23	818	801
[2]	Federal Home Loan Banks, SOFR + 0.005%	4.305%	1/3/23	11,000	11,000
[2]	Federal Home Loan Banks, SOFR + 0.010%	4.310%	1/3/23	15,300	15,300
[2]	Federal Home Loan Banks, SOFR + 0.010%	4.310%	1/3/23	11,700	11,700
[2]	Federal Home Loan Banks, SOFR + 0.010%	4.310%	1/3/23	11,000	11,000
[2]	Federal Home Loan Banks, SOFR + 0.010%	4.310%	1/3/23	3,900	3,900
[2]	Federal Home Loan Banks, SOFR + 0.010%	4.310%	1/3/23	3,205	3,205
[2]	Federal Home Loan Banks, SOFR + 0.010%	4.310%	1/3/23	2,400	2,400
[2]	Federal Home Loan Banks, SOFR + 0.010%	4.310%	1/3/23	1,965	1,965
[2]	Federal Home Loan Banks, SOFR + 0.010%	3.635%	1/3/23	1,280	1,280
[2]	Federal Home Loan Banks, SOFR + 0.010%	4.310%	1/3/23	1,100	1,100
[2]	Federal Home Loan Banks, SOFR + 0.010%	4.310%	1/20/23	7,700	7,700
[2]	Federal Home Loan Banks, SOFR + 0.015%	4.315%	1/3/23	11,000	11,000
[2]	Federal Home Loan Banks, SOFR + 0.015%	4.315%	1/3/23	235	235
[2]	Federal Home Loan Banks, SOFR + 0.020%	4.320%	1/3/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.020%	4.320%	1/3/23	500	500
[2]	Federal Home Loan Banks, SOFR + 0.020%	4.320%	1/20/23	3,900	3,900
[2]	Federal Home Loan Banks, SOFR + 0.020%	4.320%	1/20/23	3,700	3,700
[2]	Federal Home Loan Banks, SOFR + 0.020%	4.320%	1/20/23	3,500	3,500
[2]	Federal Home Loan Banks, SOFR + 0.020%	4.320%	1/20/23	400	400
[2]	Federal Home Loan Banks, SOFR + 0.025%	4.325%	1/3/23	6,000	6,000
[2]	Federal Home Loan Banks, SOFR + 0.025%	4.325%	1/3/23	6,000	6,000
[2]	Federal Home Loan Banks, SOFR + 0.025%	4.325%	1/3/23	2,980	2,980
[2]	Federal Home Loan Banks, SOFR + 0.030%	4.330%	1/3/23	3,390	3,390
3

Money Market Portfolio
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Federal Home Loan Banks, SOFR + 0.030%	4.330%	1/3/23	3,100	3,100
[2]	Federal Home Loan Banks, SOFR + 0.030%	4.330%	1/20/23	6,400	6,400
[2]	Federal Home Loan Banks, SOFR + 0.030%	4.330%	1/20/23	3,900	3,900
[2]	Federal Home Loan Banks, SOFR + 0.030%	4.330%	1/20/23	3,300	3,300
[2]	Federal Home Loan Banks, SOFR + 0.030%	4.330%	1/20/23	2,000	2,000
[2]	Federal Home Loan Banks, SOFR + 0.035%	4.335%	1/3/23	1,020	1,020
[2]	Federal Home Loan Banks, SOFR + 0.040%	4.340%	1/3/23	15,000	15,000
[2]	Federal Home Loan Banks, SOFR + 0.040%	4.340%	1/3/23	6,300	6,300
[2]	Federal Home Loan Banks, SOFR + 0.040%	4.340%	1/3/23	6,100	6,100
[2]	Federal Home Loan Banks, SOFR + 0.040%	4.340%	1/3/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.040%	4.340%	1/20/23	6,000	6,000
[2]	Federal Home Loan Banks, SOFR + 0.040%	4.340%	1/20/23	5,800	5,800
[2]	Federal Home Loan Banks, SOFR + 0.040%	4.340%	1/20/23	3,900	3,900
[2]	Federal Home Loan Banks, SOFR + 0.045%	4.345%	1/3/23	5,000	5,000
[2]	Federal Home Loan Banks, SOFR + 0.045%	4.345%	1/3/23	3,940	3,940
[2]	Federal Home Loan Banks, SOFR + 0.045%	4.345%	1/3/23	3,940	3,940
[2]	Federal Home Loan Banks, SOFR + 0.045%	4.345%	1/3/23	3,935	3,935
[2]	Federal Home Loan Banks, SOFR + 0.045%	4.345%	1/3/23	2,950	2,950
[2]	Federal Home Loan Banks, SOFR + 0.045%	4.345%	1/3/23	2,900	2,900
[2]	Federal Home Loan Banks, SOFR + 0.045%	4.345%	1/3/23	1,000	1,000
[2]	Federal Home Loan Banks, SOFR + 0.045%	4.345%	1/20/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.045%	4.345%	1/20/23	3,800	3,800
[2]	Federal Home Loan Banks, SOFR + 0.045%	4.345%	1/20/23	3,120	3,120
[2]	Federal Home Loan Banks, SOFR + 0.045%	4.345%	1/20/23	2,980	2,980
[2]	Federal Home Loan Banks, SOFR + 0.045%	4.345%	1/20/23	200	200
[2]	Federal Home Loan Banks, SOFR + 0.050%	4.350%	1/3/23	2,000	2,000
[2]	Federal Home Loan Banks, SOFR + 0.050%	4.350%	1/20/23	5,900	5,900
[2]	Federal Home Loan Banks, SOFR + 0.050%	4.350%	1/20/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.050%	4.350%	1/20/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.050%	4.350%	1/20/23	3,000	3,000
[2]	Federal Home Loan Banks, SOFR + 0.050%	4.350%	1/20/23	2,900	2,900
[2]	Federal Home Loan Banks, SOFR + 0.050%	4.350%	1/20/23	2,000	2,000
[2]	Federal Home Loan Banks, SOFR + 0.055%	4.355%	1/3/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.055%	4.355%	1/3/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.055%	4.355%	1/3/23	3,000	3,000
[2]	Federal Home Loan Banks, SOFR + 0.055%	4.355%	1/3/23	2,200	2,200
[2]	Federal Home Loan Banks, SOFR + 0.055%	4.355%	1/20/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.055%	4.355%	1/20/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.055%	4.355%	1/20/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.055%	4.355%	1/20/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.055%	4.355%	1/20/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.055%	4.355%	1/20/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.055%	4.355%	1/20/23	3,500	3,500
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Federal Home Loan Banks, SOFR + 0.055%	4.355%	1/20/23	3,000	3,000
[2]	Federal Home Loan Banks, SOFR + 0.055%	4.355%	1/20/23	2,000	2,000
[2]	Federal Home Loan Banks, SOFR + 0.060%	4.360%	1/20/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.060%	4.360%	1/20/23	3,900	3,900
[2]	Federal Home Loan Banks, SOFR + 0.060%	4.360%	1/20/23	3,900	3,900
[2]	Federal Home Loan Banks, SOFR + 0.065%	4.365%	1/20/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.065%	4.365%	1/20/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.065%	4.365%	1/20/23	4,000	4,000
[2]	Federal Home Loan Banks, SOFR + 0.065%	4.365%	1/20/23	2,000	2,000
[2]	Federal Home Loan Banks, SOFR + 0.070%	4.370%	1/20/23	2,000	2,000
[2]	Federal Home Loan Banks, SOFR + 0.075%	4.375%	1/20/23	4,000	4,000
	United States Treasury Bill	4.126%	4/13/23	2,348	2,321
	United States Treasury Bill	1.922%	4/20/23	3,000	2,983
	United States Treasury Bill	3.141%	6/15/23	5,000	4,931
[2]	United States Treasury Floating Rate Note, United States Treasury 3M Bill Money Market Yield - 0.075%	4.323%	1/3/23	2,763	2,760
[2]	United States Treasury Floating Rate Note, United States Treasury 3M Bill Money Market Yield + 0.034%	4.432%	1/3/23	7,500	7,500
[2]	United States Treasury Floating Rate Note, United States Treasury 3M Bill Money Market Yield + 0.037%	4.435%	1/3/23	5,000	5,000
[2]	United States Treasury Floating Rate Note, United States Treasury 3M Bill Money Market Yield + 0.049%	4.447%	1/3/23	13,000	13,000
Total U.S. Government and Agency Obligations (Cost $664,502)					664,502
Repurchase Agreements (45.8%)
	BNP Paribas Securities Corp. (Dated 12/30/22, Repurchase Value $26,012,000, collateralized by U.S. Treasury Note/Bond 1.250%–2.625%, 2/15/23–3/31/28, with a value of $26,520,000)	4.250%	1/3/23	26,000	26,000
	Canadian Imperial Bank of Commerce (Dated 12/1/22, Repurchase Value $1,004,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%–1.000%, 4/15/24–2/15/49, and U.S. Treasury Note/Bond 0.750%–4.500%, 7/31/24–2/15/47, with a value of $1,020,000)	4.120%	1/3/23	1,000	1,000
	Canadian Imperial Bank of Commerce (Dated 12/2/22, Repurchase Value $1,004,000, collateralized by U.S. Treasury Bill 0.000%, 2/21/23, U.S. Treasury Inflation Indexed Note/Bond 0.125%–0.500%, 4/15/24–7/15/31, and U.S. Treasury Note/Bond 0.375%–4.375%, 9/15/24–8/15/42, with a value of $1,020,000)	4.130%	1/3/23	1,000	1,000

4

Money Market Portfolio
	Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
Canadian Imperial Bank of Commerce (Dated 12/8/22, Repurchase Value $393,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%–1.625%, 10/15/24–2/15/50, and U.S. Treasury Note/Bond 0.500%–4.375%, 1/31/26–11/15/50, with a value of $400,000)	4.210%	1/5/23	392	392
Canadian Imperial Bank of Commerce (Dated 12/6/22, Repurchase Value $2,007,000, collateralized by U.S. Treasury Bill 0.000%, 2/21/23, U.S. Treasury Inflation Indexed Note/Bond 0.125%–1.625%, 10/15/24–10/15/27, and U.S. Treasury Note/Bond 0.375%–4.125%, 2/29/24–11/15/46, with a value of $2,040,000)	4.190%	1/6/23	2,000	2,000
Canadian Imperial Bank of Commerce (Dated 11/2/22, Repurchase Value $3,025,000, collateralized by U.S. Treasury Bill 0.000%, 2/21/23, U.S. Treasury Inflation Indexed Note/Bond 0.125%–2.125%, 10/15/26–2/15/48, and U.S. Treasury Note/Bond 0.375%–4.125%, 9/15/24–8/15/31, with a value of $3,060,000)	4.110%	1/13/23	3,000	3,000
Fixed Income Clearing Corp. (Dated 12/30/22, Repurchase Value $60,028,000, collateralized by U.S. Treasury Note/Bond 3.875%, 9/30/29, with a value of $61,500,000)	4.260%	1/3/23	60,000	60,000
Fixed Income Clearing Corp. (Dated 12/30/22, Repurchase Value $53,025,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.625%, 7/15/32, with a value of $54,060,000)	4.300%	1/3/23	53,000	53,000
Goldman Sachs & Co. (Dated 12/30/22, Repurchase Value $59,387,000, collateralized by U.S. Treasury Note/Bond 2.625%, 4/15/25, with a value of $60,546,000)	4.250%	1/3/23	59,359	59,359
JP Morgan Securities LLC (Dated 12/30/22, Repurchase Value $59,028,000, collateralized by U.S. Treasury Bill 0.000%, 2/14/23, and U.S. Treasury Note/Bond 0.250%–3.000%, 4/15/23–11/15/45, with a value of $60,180,000)	4.260%	1/3/23	59,000	59,000
MUFG Securities America Inc. (Dated 12/30/22, Repurchase Value $59,028,000, collateralized by U.S. Treasury Note/Bond 0.250%–4.447%, 1/31/23–9/30/25, with a value of $60,180,000)	4.250%	1/3/23	59,000	59,000
	Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
Nomura International plc (Dated 12/30/22, Repurchase Value $54,026,000, collateralized by U.S. Treasury Bill 0.000%, 7/13/23, and U.S. Treasury Note/Bond 0.250%–4.625%, 1/31/23–2/15/40, with a value of $55,080,000)	4.300%	1/3/23	54,000	54,000
RBC Capital Markets LLC (Dated 12/1/22, Repurchase Value $3,011,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%–1.000%, 4/15/27–2/15/52, and U.S. Treasury Note/Bond 1.500%–3.500%, 4/30/24–8/15/49, with a value of $3,060,000)	4.120%	1/3/23	3,000	3,000
RBC Capital Markets LLC (Dated 12/2/22, Repurchase Value $3,011,000, collateralized by U.S. Treasury Bill 0.000%, 5/4/23, U.S. Treasury Inflation Indexed Note/Bond 1.000%, 2/15/48, and U.S. Treasury Note/Bond 0.125%–6.375%, 2/28/23– 8/15/48, with a value of $3,060,000)	4.130%	1/3/23	3,000	3,000
Royal Bank of Canada (Dated 12/7/22, Repurchase Value $3,019,000, collateralized by U.S. Treasury Note/Bond 1.375%, 9/30/23, with a value of $3,060,000)	4.250%	1/31/23	3,000	3,000
Royal Bank of Canada (Dated 12/1/22, Repurchase Value $4,028,000, collateralized by U.S. Treasury Note/Bond 1.375%, 9/30/23, with a value of $4,080,000)	4.220%	1/30/23	4,000	4,000
Standard Chartered Bank (Dated 12/30/22, Repurchase Value $55,026,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%–1.000%, 1/15/29–2/15/51, and U.S. Treasury Note/Bond 0.125%–4.375%, 12/31/23–8/15/52, with a value of $56,127,000)	4.300%	1/3/23	55,000	55,000
Sumitomo Mitsui Banking Corp. (Dated 12/30/22, Repurchase Value $58,028,000, collateralized by U.S. Treasury Note/Bond 1.750%, 7/31/24, with a value of $59,160,000)	4.300%	1/3/23	58,000	58,000

5

Money Market Portfolio
	Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
TD Securities (USA) LLC (Dated 12/30/22, Repurchase Value $53,025,000, collateralized by U.S. Treasury Note/Bond 0.375%–2.500%, 1/31/24–5/15/30, with a value of $54,060,000)	4.300%	1/3/23	53,000	53,000
Total Repurchase Agreements (Cost $556,751)				556,751
Total Investments (100.4%) (Cost $1,221,253)				1,221,253
Other Assets and Liabilities—Net (-0.4%)				(4,271)
Net Assets (100%)				1,216,982
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
3M—3-month.
EFFR—Effective Federal Funds Rate.
SOFR—Secured Overnight Financing Rate.
See accompanying Notes, which are an integral part of the Financial Statements.
6

Money Market Portfolio
Statement of Assets and Liabilities
As of December 31, 2022
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $664,502)	664,502
Repurchase Agreements (Cost $556,751)	556,751
Total Investments in Securities	1,221,253
Investment in Vanguard	44
Cash	8
Receivables for Accrued Income	2,454
Receivables for Capital Shares Issued	43
Total Assets	1,223,802
Liabilities
Payables for Investment Securities Purchased	4,356
Payables for Capital Shares Redeemed	2,384
Payables to Vanguard	80
Total Liabilities	6,820
Net Assets	1,216,982
At December 31, 2022, net assets consisted of:

Paid-in Capital	1,216,970
Total Distributable Earnings (Loss)	12
Net Assets	1,216,982

Net Assets
Applicable to 1,216,570,804 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,216,982
Net Asset Value Per Share	$1.00

See accompanying Notes, which are an integral part of the Financial Statements.
7

Money Market Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Interest	19,797
Total Income	19,797
Expenses
The Vanguard Group—Note B
Investment Advisory Services	14
Management and Administrative	1,542
Marketing and Distribution	83
Custodian Fees	82
Auditing Fees	29
Shareholders’ Reports	16
Trustees’ Fees and Expenses	—
Other Expenses	8
Total Expenses	1,774
Expenses Paid Indirectly	(6)
Expense Reduction—Note B	(106)
Net Expenses	1,662
Net Investment Income	18,135
Realized Net Gain (Loss) on Investment Securities Sold	15
Net Increase (Decrease) in Net Assets Resulting from Operations	18,150

Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,135	117
Realized Net Gain (Loss)	15	31
Net Increase (Decrease) in Net Assets Resulting from Operations	18,150	148
Distributions
Total Distributions	(18,174)	(187)
Capital Share Transactions (at $1.00 per share)
Issued	368,640	243,373
Issued in Lieu of Cash Distributions	18,174	187
Redeemed	(275,627)	(439,128)
Net Increase (Decrease) from Capital Share Transactions	111,187	(195,568)
Total Increase (Decrease)	111,163	(195,607)
Net Assets
Beginning of Period	1,105,819	1,301,426
End of Period	1,216,982	1,105,819

See accompanying Notes, which are an integral part of the Financial Statements.
8

Money Market Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income[1]	.0154	.0001	.005	.022	.020
Net Realized and Unrealized Gain (Loss) on Investments	(.0004)	—	—	—	—
Total from Investment Operations	.0150	.0001	.005	.022	.020
Distributions
Dividends from Net Investment Income	(.0150)	(.0001)	(.005)	(.022)	(.020)
Distributions from Realized Capital Gains	(.0000)[2]	—	—	—	—
Total Distributions	(.0150)	(.0001)	(.005)	(.022)	(.020)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	1.51%	0.02%	0.52%	2.26%	1.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,217	$1,106	$1,301	$1,243	$1,218
Ratio of Expenses to Average Net Assets[3]	0.14%[4]	0.07%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.54%	0.01%	0.49%	2.23%	1.97%
1	Calculated based on average shares outstanding.
2	Distribution was less than $0.0001 per share.
3	Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The portfolio is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.15% for 2022, 0.15% for 2021 and 0.15% for 2020. For the years ended December 31, 2019 and 2018, there were no expense reductions.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.

See accompanying Notes, which are an integral part of the Financial Statements.
9

Money Market Portfolio
Notes to Financial Statements
The Money Market Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
The portfolio invests in repurchase agreements and short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers' abilities to meet their obligations may be affected by economic developments in such industries. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.
2. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and
10

Money Market Portfolio
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2022, the portfolio had contributed to Vanguard capital in the amount of $44,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended ended December 31, 2022, Vanguard's expenses were reduced by $106,000 (an effective annual rate of 0.01% of the portfolio’s average net assets); the portfolio is not obligated to repay this amount to Vanguard.
C.	The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2022, custodian fee offset arrangements reduced the portfolio’s expenses by $6,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2022, 100% of the market value of the portfolio’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of
11

Money Market Portfolio
period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	12
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	—
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	18,174	187
Long-Term Capital Gains	—	—
Total	18,174	187
*	Includes short-term capital gains, if any.
As of December 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,221,253
Gross Unrealized Appreciation	—
Gross Unrealized Depreciation	—
Net Unrealized Appreciation (Depreciation)	—
F.	At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 89% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
12

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Money Market Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Money Market Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
13

Tax information (unaudited)
The portfolio hereby designates $10,680,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio hereby designates 99.8%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
14

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Annuity and Insurance Services > 800-522-5555
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690MM 022023

Annual Report  |  December 31, 2022
Vanguard Variable Insurance Funds
Real Estate Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The Real Estate Index Portfolio returned –26.30%, in line with the –26.12% return of its benchmark.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which increased fears of recession.
•	Rising rates were not good for bonds or real estate equity markets. All real estate sectors posted negative double-digit returns for the calendar year, with the worst declines posted by real estate operating companies, mortgage REITs, and real estate services. However, these sectors had small weightings in the index. Specialized REITs—at more than 37%, the largest weighting in the index—returned –24%.
•	For the decade ended December 31, the portfolio had an annualized total return of 6.36%, roughly in line with its benchmark.
•	Please note that the portfolio returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2022
Real Estate Index Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$927.60	$1.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.89	1.33
The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Real Estate Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Portfolio	-26.30%	3.69%	6.36%	$18,522
Real Estate Spliced Index	-26.12	3.92	6.60	18,944
Dow Jones U.S. Total Stock Market Float Adjusted Index	-19.53	8.65	12.03	31,151
Real Estate Spliced Index: the MSCI US REIT Index through January 18, 2018; and the MSCI US Investable Market Real Estate 25/50 Index thereafter.
See Financial Highlights for dividend and capital gains information.
3

Real Estate Index Portfolio
Portfolio Allocation
As of December 31, 2022
Diversified Real Estate Activities	0.1%
Diversified REITs	3.0
Health Care REITs	7.7
Hotel & Resort REITs	2.7
Industrial REITs	12.1
Office REITs	5.5
Real Estate Development	0.3
Real Estate Operating Companies	0.4
Real Estate Services	3.8
Residential REITs	13.7
Retail REITs	13.0
Specialized REITs	37.7
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
4

Real Estate Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (95.4%)
Diversified REITs (3.0%)
WP Carey Inc.	169,783	13,269
STORE Capital Corp.	224,010	7,182
Essential Properties Realty Trust Inc.	124,568	2,924
Broadstone Net Lease Inc.	152,886	2,478
Alexander & Baldwin Inc.	64,652	1,211
American Assets Trust Inc.	44,988	1,192
Global Net Lease Inc.	90,754	1,141
Empire State Realty Trust Inc. Class A	120,872	815
Armada Hoffler Properties Inc.	59,264	681
Gladstone Commercial Corp.	34,614	640
iStar Inc.	74,677	570
One Liberty Properties Inc.	14,726	327
NexPoint Diversified Real Estate Trust	27,582	309
		32,739
Health Care REITs (7.7%)
Welltower Inc.	407,642	26,721
Ventas Inc.	351,734	15,846
Healthpeak Properties Inc.	474,795	11,903
Healthcare Realty Trust Inc. Class A	335,490	6,465
Medical Properties Trust Inc.	526,331	5,863
Omega Healthcare Investors Inc.	205,568	5,746
Physicians Realty Trust	199,172	2,882
Sabra Health Care REIT Inc.	203,777	2,533
National Health Investors Inc.	39,526	2,064
CareTrust REIT Inc.	84,835	1,576
LTC Properties Inc.	35,413	1,258
Community Healthcare Trust Inc.	20,746	743
Universal Health Realty Income Trust	11,396	544
Global Medical REIT Inc.	54,165	513
Diversified Healthcare Trust	211,854	137
		84,794
Hotel & Resort REITs (2.7%)
Host Hotels & Resorts Inc.	629,300	10,100
Ryman Hospitality Properties Inc.	46,148	3,774
Apple Hospitality REIT Inc.	191,630	3,024
Park Hotels & Resorts Inc.	198,974	2,346
Sunstone Hotel Investors Inc.	185,623	1,793
Pebblebrook Hotel Trust	114,931	1,539
DiamondRock Hospitality Co.	184,275	1,509
RLJ Lodging Trust	142,292	1,507
Xenia Hotels & Resorts Inc.	99,935	1,317
Service Properties Trust	143,874	1,049
Summit Hotel Properties Inc.	92,884	671
Chatham Lodging Trust	40,128	492
		29,121
Industrial REITs (12.1%)
Prologis Inc.	812,033	91,540
Rexford Industrial Realty Inc.	150,456	8,221
Americold Realty Trust Inc.	236,605	6,698
EastGroup Properties Inc.	38,325	5,675
First Industrial Realty Trust Inc.	115,971	5,597
STAG Industrial Inc.	157,509	5,089
Terreno Realty Corp.	66,488	3,781
Innovative Industrial Properties Inc.	24,709	2,504
LXP Industrial Trust	247,183	2,477
		Shares	Market Value• ($000)
	Plymouth Industrial REIT Inc.	35,075	673
	Industrial Logistics Properties Trust	56,942	186
			132,441
Office REITs (5.5%)
	Alexandria Real Estate Equities Inc.	136,455	19,877
	Boston Properties Inc.	131,141	8,863
	Kilroy Realty Corp.	92,583	3,580
	Cousins Properties Inc.	133,380	3,373
	Vornado Realty Trust	143,652	2,989
	Highwoods Properties Inc.	93,105	2,605
	Corporate Office Properties Trust	99,264	2,575
	Equity Commonwealth	98,215	2,452
	Douglas Emmett Inc.	155,261	2,435
	SL Green Realty Corp.	57,173	1,928
	JBG SMITH Properties	90,043	1,709
	Hudson Pacific Properties Inc.	123,952	1,206
*	Veris Residential Inc.	67,793	1,080
	Easterly Government Properties Inc. Class A	75,350	1,075
	Piedmont Office Realty Trust Inc. Class A	107,968	990
	Paramount Group Inc.	157,703	937
	Brandywine Realty Trust	149,611	920
	Office Properties Income Trust	42,152	563
	Orion Office REIT Inc.	49,967	427
	City Office REIT Inc.	36,425	305
	Franklin Street Properties Corp.	81,358	222
			60,111
Residential REITs (13.7%)
	AvalonBay Communities Inc.	123,027	19,871
	Equity Residential	314,343	18,546
	Mid-America Apartment Communities Inc.	101,552	15,943
	Invitation Homes Inc.	537,078	15,919
	Sun Communities Inc.	108,522	15,519
	Essex Property Trust Inc.	57,303	12,144
	UDR Inc.	285,935	11,074
	Equity LifeStyle Properties Inc.	155,488	10,045
	Camden Property Trust	89,036	9,961
	American Homes 4 Rent Class A	275,713	8,310
	Apartment Income REIT Corp. Class A	135,483	4,648
	Independence Realty Trust Inc.	195,882	3,303
	Elme Communities	76,413	1,360
	Apartment Investment & Management Co. Class A	133,034	947
	NexPoint Residential Trust Inc.	20,299	883
	Centerspace	13,454	789
	UMH Properties Inc.	45,743	737
			149,999
Retail REITs (13.0%)
	Realty Income Corp.	543,027	34,444
	Simon Property Group Inc.	288,053	33,841
	Kimco Realty Corp.	544,809	11,539
	Regency Centers Corp.	135,336	8,459
	National Retail Properties Inc.	156,038	7,140
	Federal Realty Investment Trust	63,994	6,466
	Brixmor Property Group Inc.	263,614	5,976
	Agree Realty Corp.	70,129	4,974
	Spirit Realty Capital Inc.	119,805	4,784
	Kite Realty Group Trust	192,741	4,057
	Phillips Edison & Co. Inc.	102,796	3,273
	SITE Centers Corp.	170,458	2,328
	Macerich Co.	189,555	2,134
5

Real Estate Index Portfolio
		Shares	Market Value• ($000)
	Retail Opportunity Investments Corp.	108,997	1,638
	Tanger Factory Outlet Centers Inc.	91,250	1,637
	Urban Edge Properties	102,701	1,447
	InvenTrust Properties Corp.	59,063	1,398
	Getty Realty Corp.	35,356	1,197
	Acadia Realty Trust	82,817	1,188
	NETSTREIT Corp.	44,016	807
	RPT Realty	74,393	747
	Necessity Retail REIT Inc. Class A	116,637	692
	Saul Centers Inc.	12,456	507
	Urstadt Biddle Properties Inc. Class A	26,104	495
	Alexander's Inc.	2,001	440
	CBL & Associates Properties Inc.	11,286	261
*,1	Spirit MTA REIT	42,040	—
			141,869
Specialized REITs (37.7%)
	American Tower Corp.	409,584	86,774
	Equinix Inc.	80,126	52,485
	Crown Castle Inc.	380,960	51,673
	Public Storage	138,959	38,935
	VICI Properties Inc.	846,958	27,441
	SBA Communications Corp. Class A	94,908	26,604
	Digital Realty Trust Inc.	252,932	25,362
	Weyerhaeuser Co.	651,437	20,195
	Extra Space Storage Inc.	117,834	17,343
	Iron Mountain Inc.	255,943	12,759
	Gaming & Leisure Properties Inc.	225,610	11,752
	CubeSmart	197,293	7,941
	Life Storage Inc.	74,137	7,303
	Lamar Advertising Co. Class A	76,571	7,228
	Rayonier Inc.	128,732	4,243
	PotlatchDeltic Corp.	71,008	3,124
	National Storage Affiliates Trust	76,831	2,775
	EPR Properties	66,154	2,495
	Outfront Media Inc.	123,669	2,050
	Four Corners Property Trust Inc.	72,188	1,872
	Uniti Group Inc.	207,291	1,146
	Safehold Inc.	21,776	623
	Gladstone Land Corp.	28,701	527
			412,650
Total Equity Real Estate Investment Trusts (REITs) (Cost $1,157,466)			1,043,724
Real Estate Management & Development (4.6%)
Diversified Real Estate Activities (0.1%)
	St. Joe Co.	28,414	1,098
	RMR Group Inc. Class A	13,332	377
			1,475
Real Estate Development (0.3%)
*	Howard Hughes Corp.	33,125	2,531
		Shares	Market Value• ($000)
*	Forestar Group Inc.	17,688	273
			2,804
Real Estate Operating Companies (0.4%)
	Kennedy-Wilson Holdings Inc.	110,056	1,731
	DigitalBridge Group Inc.	143,271	1,567
*	Seritage Growth Properties Class A	31,840	377
*	FRP Holdings Inc.	5,453	294
*,2	WeWork Inc.	156,588	224
			4,193
Real Estate Services (3.8%)
*	CBRE Group Inc. Class A	282,816	21,766
*	Jones Lang LaSalle Inc.	42,219	6,728
*	Zillow Group Inc. Class C	139,571	4,496
*	Zillow Group Inc. Class A	51,769	1,616
*	Cushman & Wakefield plc	128,227	1,598
	Newmark Group Inc. Class A	137,954	1,099
	Marcus & Millichap Inc.	22,699	782
[2]	eXp World Holdings Inc.	60,057	665
*	Anywhere Real Estate Inc.	100,008	639
*	Compass Inc. Class A	206,156	480
*,2	Opendoor Technologies Inc.	354,995	412
*	Redfin Corp.	85,350	362
	RE/MAX Holdings Inc. Class A	16,415	306
	Douglas Elliman Inc.	62,893	256
*	Doma Holdings Inc.	108,942	49
*	Offerpad Solutions Inc.	49,631	23
			41,277
Total Real Estate Management & Development (Cost $82,014)			49,749
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[3,4]	Vanguard Market Liquidity Fund, 4.334% (Cost $1,595)	15,956	1,595
Total Investments (100.1%) (Cost $1,241,075)			1,095,068
Other Assets and Liabilities—Net (-0.1%)			(1,184)
Net Assets (100%)			1,093,884
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,183,000.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $1,580,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Dow Jones U.S. Real Estate Index	March 2023	20	660	(17)
See accompanying Notes, which are an integral part of the Financial Statements.
6

Real Estate Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2022

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,239,480)	1,093,473
Affiliated Issuers (Cost $1,595)	1,595
Total Investments in Securities	1,095,068
Investment in Vanguard	42
Cash Collateral Pledged—Futures Contracts	72
Receivables for Accrued Income	4,694
Receivables for Capital Shares Issued	543
Total Assets	1,100,419
Liabilities
Due to Custodian	1,005
Payables for Investment Securities Purchased	2,207
Collateral for Securities on Loan	1,580
Payables for Capital Shares Redeemed	1,613
Payables to Vanguard	125
Variation Margin Payable—Futures Contracts	5
Total Liabilities	6,535
Net Assets	1,093,884
1 Includes $1,183,000 of securities on loan.
At December 31, 2022, net assets consisted of:

Paid-in Capital	1,162,052
Total Distributable Earnings (Loss)	(68,168)
Net Assets	1,093,884

Net Assets
Applicable to 94,840,478 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,093,884
Net Asset Value Per Share	$11.53
See accompanying Notes, which are an integral part of the Financial Statements.
7

Real Estate Index Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Dividends	31,355
Interest[1]	6
Securities Lending—Net	20
Total Income	31,381
Expenses
The Vanguard Group—Note B
Investment Advisory Services	118
Management and Administrative	2,977
Marketing and Distribution	78
Custodian Fees	27
Auditing Fees	32
Shareholders’ Reports	19
Trustees’ Fees and Expenses	—
Other Expenses	9
Total Expenses	3,260
Expenses Paid Indirectly	(1)
Net Expenses	3,259
Net Investment Income	28,122
Realized Net Gain (Loss)
Capital Gain Distributions Received	7,041
Investment Securities Sold[1]	43,244
Futures Contracts	(300)
Realized Net Gain (Loss)	49,985
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(476,087)
Futures Contracts	(98)
Change in Unrealized Appreciation (Depreciation)	(476,185)
Net Increase (Decrease) in Net Assets Resulting from Operations	(398,078)
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $5,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
8

Real Estate Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,122	23,366
Realized Net Gain (Loss)	49,985	55,051
Change in Unrealized Appreciation (Depreciation)	(476,185)	357,888
Net Increase (Decrease) in Net Assets Resulting from Operations	(398,078)	436,305
Distributions
Total Distributions	(77,984)	(58,868)
Capital Share Transactions
Issued	147,195	219,715
Issued in Lieu of Cash Distributions	77,984	58,868
Redeemed	(193,133)	(195,227)
Net Increase (Decrease) from Capital Share Transactions	32,046	83,356
Total Increase (Decrease)	(444,016)	460,793
Net Assets
Beginning of Period	1,537,900	1,077,107
End of Period	1,093,884	1,537,900
See accompanying Notes, which are an integral part of the Financial Statements.
9

Real Estate Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.56	$12.43	$13.74	$11.57	$13.14
Investment Operations
Net Investment Income[1]	.297	.257	.259	.329	.367
Net Realized and Unrealized Gain (Loss) on Investments	(4.474)	4.553	(1.054)	2.874	(1.084)
Total from Investment Operations	(4.177)	4.810	(.795)	3.203	(.717)
Distributions
Dividends from Net Investment Income	(.262)	(.293)	(.316)	(.368)	(.383)
Distributions from Realized Capital Gains	(.591)	(.387)	(.199)	(.665)	(.470)
Total Distributions	(.853)	(.680)	(.515)	(1.033)	(.853)
Net Asset Value, End of Period	$11.53	$16.56	$12.43	$13.74	$11.57
Total Return	-26.30%	40.21%	-4.85%	28.81%	-5.35%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,094	$1,538	$1,077	$1,242	$965
Ratio of Total Expenses to Average Net Assets	0.26%[2]	0.26%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.25%	1.79%	2.19%	2.52%	3.04%
Portfolio Turnover Rate	11%	12%	10%	7%	35%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.26%.
See accompanying Notes, which are an integral part of the Financial Statements.
10

Real Estate Index Portfolio
Notes to Financial Statements
The Real Estate Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio's investments and portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of
11

Real Estate Index Portfolio
prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REIT’s, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2022, the portfolio had contributed to Vanguard capital in the amount of $42,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
12

Real Estate Index Portfolio
C.  The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2022, custodian fee offset arrangements reduced the portfolio’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio's investments and derivatives as of December 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,093,473	—	—	1,093,473
Temporary Cash Investments	1,595	—	—	1,595
Total	1,095,068	—	—	1,095,068

Derivative Financial Instruments
Liabilities
Futures Contracts[1]	17	—	—	17
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of income from real estate investment trusts; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	25,927
Undistributed Long-Term Gains	49,781
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(147,456)
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	28,357	25,327
Long-Term Capital Gains	49,627	33,541
Total	77,984	58,868
*	Includes short-term capital gains, if any.
13

Real Estate Index Portfolio
As of December 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,242,524
Gross Unrealized Appreciation	134,565
Gross Unrealized Depreciation	(282,021)
Net Unrealized Appreciation (Depreciation)	(147,456)
F.  During the year ended December 31, 2022, the portfolio purchased $138,256,000 of investment securities and sold $142,236,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2022, such purchases were $354,000 and sales were $117,000, resulting in net realized loss of $24,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2022	2021
	Shares (000)	Shares (000)
Issued	11,004	15,445
Issued in Lieu of Cash Distributions	5,356	4,535
Redeemed	(14,362)	(13,787)
Net Increase (Decrease) in Shares Outstanding	1,998	6,193
At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 38% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio's expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.  Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
14

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Real Estate Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
15

Tax information (unaudited)
The portfolio hereby designates $1,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $49,627,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The portfolio designates $47,652,000 of its capital gain dividends as 20% rate gain distributions and $1,975,000 as unrecaptured section 1250 gain distributions (25% rate gain).
16

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
17

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of
IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services
(2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690REIT  022023

Annual Report   |   December 31, 2022
Vanguard Variable Insurance Funds
Short-Term Investment-Grade Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisor's Report	2
About Your Portfolio’s Expenses	3
Performance Summary	4
Financial Statements	6
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The Short-Term Investment-Grade Portfolio returned –5.72%, lagging the –5.56% return of its benchmark index, the Bloomberg U.S. 1–5 Year Credit Bond Index.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive interest rate tightening by many central banks to bring inflation back in check, which caused bond prices to drop sharply and increased fears of recession.
•	Over the course of the year, the advisor trimmed exposure to high-yield, emerging markets, and BBB-rated securities. With widened spreads over the period, however, the fund’s overweight to overall credit risk was largely responsible for its modest underperformance.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

Advisor’s Report
For the 12 months ended December 31, 2022, the Short-Term Investment-Grade Portfolio returned –5.72%. The portfolio lagged its benchmark, the Bloomberg U.S. 1–5 Year Credit Bond Index, which returned –5.56%.
With interest rates rising sharply, the portfolio’s 30-day SEC yield stood at 4.78% as of December 31, up from 1.33% a year earlier. The 30-day SEC yield is a proxy for a portfolio’s potential annualized rate of income.
Inflation and interest rates take center stage
The period was defined by a historic rise in interest rates, which caused ripple effects across every sector of the financial markets and brought with it renewed volatility.
Concerns that had been weighing on market sentiment in late 2021 carried into 2022. Supply-chain bottlenecks persisted, labor remained in short supply in some sectors of the economy as unemployment rates continued to fall, and year-on-year inflation readings—which had been accelerating—climbed to multidecade highs across much of the world.
In late February, Russia’s invasion of Ukraine injected more uncertainty into the markets. Oil headed north of $100 per barrel and staple food prices soared. While energy prices eventually began to cool amid slowing economic growth and the U.S. government’s release of some of its strategic oil reserves to boost supply, price increases broadened to other categories of goods and services, heightening concerns that inflation might remain stubbornly high.
Central banks showed resolve in tackling rising prices
Major central banks reacted by winding down their bond-purchasing programs and beginning to raise short-term interest rates. The Federal Reserve was especially aggressive, raising the federal funds rate target from near zero in March to a range of 4.25%–4.50% by the end of 2022.
Late in the year, inflation readings did show signs of easing, and in response, the Fed began slowing the pace of its rate hikes.
Yields of U.S. Treasuries rose and corporate spreads widened
Monetary policy tightening contributed to a steep rise in Treasury yields across the maturity spectrum, especially at the front end of the curve, and a sharp drop in prices. The 2-year U.S. Treasury yield jumped 3.69 percentage points to end the period at 4.43%, while the 10-year U.S. Treasury yield climbed 2.36 percentage points to 3.87%.
With the chances of a recession in 2023 rising, the average spread in yields between investment-grade corporate bonds and Treasuries widened, from 92 basis points at the beginning of 2022 to 130 basis points at the end, according to the Bloomberg U.S. Aggregate Float Adjusted Index.
The portfolio finished a step behind its benchmark index
Because pf our expectation that monetary policy tightening by the Fed would lead to an economic slowdown and wider credit spreads, we reduced credit risk in the portfolio over the course of the year. That included lightening our allocation to corporate securities rated BBB, the lowest rung on the investment-grade credit quality ladder, and trimming our holdings in high-yield and emerging-market debt. We also increased our allocation to U.S. Treasuries and very high-quality consumer asset-backed securities.
The portfolio nevertheless carried more credit risk than its benchmark, which was the primary driver of its relative underperformance as spreads widened. On the other hand, security selection within U.S. investment-grade corporates and emerging markets, as well as a small out-of-benchmark allocation to high-yield corporates, were positives for performance.
Better prospects for bonds in 2023
The recent significant negative annual returns have understandably been distressing for bond investors.
With the repricing that has occurred, however, the outlook is substantially better than it was a year ago. That is likely to attract flows back into this asset class, especially as fundamentals are very strong from a credit standpoint.
Although the bond market may continue to see volatility as the Fed likely makes more rate hikes, today’s higher yields mean bonds can offer more of a cushion against further price declines.
Energy supply-and-demand concerns, diminishing capital flows, declining trade volumes, and falling output per person will likely lead to a global recession in the coming year. While we had upgraded the portfolio’s credit quality based on that outlook, we are open to opportunistically increasing our credit exposure given the widening in spreads that has taken place. At the same time, we also favor some sectors that tend to be more defensive in downturns.
Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek attractive investment opportunities that will add to the portfolio’s performance.
Portfolio Managers:
Daniel Shaykevich, Principal
Arvind Narayanan, CFA, Principal
Samuel C. Martinez, CFA
Vanguard Fixed Income Group
January 17, 2023
2

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2022
Short-Term Investment-Grade Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$997.00	$0.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Short-Term Investment-Grade Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Investment-Grade Portfolio	-5.72%	1.10%	1.44%	$11,532
Bloomberg U.S. 1-5 Year Credit Bond Index	-5.56	1.26	1.54	11,656
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06	11,108
See Financial Highlights for dividend and capital gains information.
4

Short-Term Investment-Grade Portfolio
Portfolio Allocation
As of December 31, 2022
Asset-Backed/Commercial Mortgage-Backed Securities	5.4%
Corporate Bonds	76.4
Floating Rate Loan Interests	0.1
Sovereign Bonds	1.4
Taxable Municipal Bonds	0.0
U.S. Government and Agency Obligations	16.7
The table reflects the portfolio’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
5

Short-Term Investment-Grade Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (16.9%)
U.S. Government Securities (14.8%)
	United States Treasury Note/Bond	2.625%	12/31/23	19,000	18,614
[1,2]	United States Treasury Note/Bond	0.750%	11/15/24	24,000	22,402
	United States Treasury Note/Bond	1.750%	3/15/25	65,000	61,394
	United States Treasury Note/Bond	2.625%	4/15/25	50,000	48,102
	United States Treasury Note/Bond	2.750%	5/15/25	29,000	27,949
	United States Treasury Note/Bond	2.875%	6/15/25	12,000	11,593
	United States Treasury Note/Bond	3.125%	8/15/25	29,500	28,638
	United States Treasury Note/Bond	4.500%	11/15/25	55,500	55,847
	United States Treasury Note/Bond	0.750%	5/31/26	15,000	13,376
	United States Treasury Note/Bond	0.875%	6/30/26	10,000	8,937
	United States Treasury Note/Bond	4.125%	9/30/27	1,950	1,957
	United States Treasury Note/Bond	4.125%	10/31/27	20,000	20,069
					318,878
Conventional Mortgage-Backed Securities (2.1%)
[3,4,5]	UMBS Pool	5.000%	1/12/53– 2/13/53	17,750	17,498
[3,4,5]	UMBS Pool	5.500%	1/12/53– 2/13/53	27,250	27,330
					44,828
Total U.S. Government and Agency Obligations (Cost $374,518)					363,706
Asset-Backed/Commercial Mortgage-Backed Securities (5.5%)
[3]	Ally Auto Receivables Trust Class A3 Series 2022-3	5.070%	4/15/27	460	462
[3]	Ally Auto Receivables Trust Class A4 Series 2022-3	5.070%	6/15/31	140	141
[3]	American Express Credit Account Class A Series 2022-2	3.390%	5/15/27	890	864
[3]	American Express Credit Account Master Trust Class A Series 2022-3	3.750%	8/15/27	2,550	2,490
[3]	American Express Credit Account Master Trust Class A Series 2022-4	4.950%	10/15/27	640	644
[3,6]	American Homes 4 Rent Trust Class A Series 2014-SFR2	3.786%	10/17/36	257	247
[3,6]	American Homes 4 Rent Trust Class A Series 2015-SFR2	3.732%	10/17/52	166	157
[3,6]	American Homes 4 Rent Trust Class B Series 2014-SFR2	4.290%	10/17/36	80	77
[3,6]	American Homes 4 Rent Trust Class B Series 2015-SFR2	4.295%	10/17/52	100	96
[3]	AmeriCredit Automobile Receivables Trust Class C Series 2020-2	1.480%	2/18/26	250	237
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	AmeriCredit Automobile Receivables Trust Class D Series 2019-1	3.620%	3/18/25	490	482
[3]	AmeriCredit Automobile Receivables Trust Class D Series 2020-2	2.130%	3/18/26	270	251
[3,6]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2018-2A	4.000%	3/20/25	320	314
[3,6]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2019-2A	3.350%	9/22/25	460	444
[3]	BA Credit Card Trust Class A1 Series 2021-A1	0.440%	9/15/26	130	122
[3]	BA Credit Card Trust Class A1 Series 2022-A1	3.530%	11/15/27	420	408
[3]	BA Credit Card Trust Class A2 Series 2022-A2	5.000%	4/17/28	550	555
[3]	Banc of America Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	110	103
[3,7]	Banc of America Commercial Mortgage Trust Class C Series 2015-UBS7	4.339%	9/15/48	40	36
[3,7]	Banc of America Funding Trust Class 2A2 Series 2006-H	3.893%	9/20/46	68	57
[3]	BANK Class A4 Series 2017-BNK4	3.625%	5/15/50	150	140
[3]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	30	27
[3]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	360	332
[3]	BANK Class A4 Series 2017-BNK9	3.538%	11/15/54	250	231
[3]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	270	249
[3,7]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	80	72
[3]	BANK Class ASB Series 2018-BNK14	4.185%	9/15/60	485	467
[3]	BANK Class ASB Series 2019-BNK17	3.623%	4/15/52	164	154
[3]	BBCMS Mortgage Trust Class A1 Series 2022-C16	4.021%	6/15/55	257	248
[3,7]	Bear Stearns ARM Trust Class 1A1 Series 2007-3	3.255%	5/25/47	92	81
[3,7]	Bear Stearns ARM Trust Class 2A1 Series 2006-4	3.625%	10/25/36	97	79
[3]	Benchmark Mortgage Trust Class A4 Series 2018-B8	3.963%	1/15/52	100	93
[3,7]	Benchmark Mortgage Trust Class A5 Series 2018-B1	3.666%	1/15/51	190	177
[3,7]	Benchmark Mortgage Trust Class A5 Series 2018-B2	3.882%	2/15/51	200	188
[3,7]	Benchmark Mortgage Trust Class AM Series 2018-B1	3.878%	1/15/51	160	144
[3]	Benchmark Mortgage Trust Class ASB Series 2019-B10	3.615%	3/15/62	177	166
[3,7]	Brazos Higher Education Authority Inc. Class A2 Series 2011-1, 3M USD LIBOR + 0.800%	5.499%	2/25/30	40	40
[3,6]	BX Trust Class A Series 2019-OC11	3.202%	12/9/41	370	309
[3,6]	Canadian Pacer Auto Receivables Trust Class A4 Series 2019-1A	2.960%	6/19/24	88	88
6

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	Canadian Pacer Auto Receivables Trust Class A4 Series 2020-1A	1.890%	3/19/25	200	194
[3]	Capital One Multi-Asset Execution Trust Class A Series 2022-A2	3.490%	5/15/27	1,310	1,274
[3]	Capital One Multi-Asset Execution Trust Class A Series 2022-A3	4.949%	10/15/27	710	715
[3]	Capital One Multi-Asset Execution Trust Class A3 Series 2019-A3	2.060%	8/15/28	260	237
[3]	Capital One Multi-Asset Execution Trust Class A3 Series 2021-A3	1.040%	11/15/26	1,340	1,251
[3]	Capital One Prime Auto Receivables Trust Class A3 Series 2021-1	0.770%	9/15/26	400	376
[3]	Capital One Prime Auto Receivables Trust Class A3 Series 2022-2	3.660%	5/17/27	560	547
[3]	Capital One Prime Auto Receivables Trust Class A4 Series 2021-1	1.040%	4/15/27	370	337
[3]	Capital One Prime Auto Receivables Trust Class A4 Series 2022-2	3.690%	12/15/27	510	488
[3,6]	CARDS II Trust Class A Series 2021-1A	0.602%	4/15/27	1,460	1,378
[3]	CarMax Auto Owner Trust Class C Series 2020-3	1.690%	4/15/26	160	150
[3]	CarMax Auto Owner Trust Class C Series 2020-4	1.300%	8/17/26	210	193
[3]	Carvana Auto Receivables Trust Class A3 Series 2021-P3	0.700%	11/10/26	600	559
[3]	Carvana Auto Receivables Trust Class A4 Series 2021-P3	1.030%	6/10/27	290	252
[3]	CD Mortgage Trust Class A3 Series 2018-CD7	4.013%	8/15/51	200	187
[3]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	95	86
[3]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	110	102
[3,7]	CD Mortgage Trust Class A4 Series 2017-CD4	3.514%	5/10/50	180	167
[3]	CD Mortgage Trust Class A4 Series 2018-CD7	4.279%	8/15/51	200	188
[3]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	165	151
[3]	CD Mortgage Trust Class AM Series 2016-CD1	2.926%	8/10/49	80	71
[3]	CD Mortgage Trust Class AM Series 2017-CD4	3.747%	5/10/50	150	135
[3,7]	CD Mortgage Trust Class AM Series 2017-CD6	3.709%	11/13/50	190	169
[3,7]	CD Mortgage Trust Class AS Series 2016-CD1	3.684%	8/15/50	60	54
[3,7]	CD Mortgage Trust Class C Series 2016-CD1	3.631%	8/10/49	40	34
[3,7]	CD Mortgage Trust Class C Series 2018-CD7	4.850%	8/15/51	90	75
[3]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	102	94
[3,7]	CHL Mortgage Class 1A1 Series 2006-HYB1 Pass-Through Trust	3.324%	3/20/36	70	69
[3,7]	CHL Mortgage Class 3A1 Series 2007-HYB2 Pass-Through Trust	3.255%	2/25/47	80	70
[3]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-P8	3.203%	9/15/50	60	54
[3]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC25	3.635%	10/10/47	651	627
[3]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	1,315	1,250
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-GC36	3.349%	2/10/49	170	160
[3]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	185	169
[3]	Citigroup Commercial Mortgage Trust Class AS Series 2014-GC23	3.863%	7/10/47	310	296
[3,7]	Citigroup Commercial Mortgage Trust Class AS Series 2017-P8	3.789%	9/15/50	50	45
[3,7]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC23	4.175%	7/10/47	130	123
[3]	Citigroup Commercial Mortgage Trust Class B Series 2017-P8	4.192%	9/15/50	240	211
[3,7]	Citigroup Commercial Mortgage Trust Class C Series 2014-GC23	4.427%	7/10/47	153	143
[3,7]	Citigroup Commercial Mortgage Trust Class C Series 2015-GC33	4.573%	9/10/58	100	90
[3,7]	Citigroup Commercial Mortgage Trust Class C Series 2017-P8	4.263%	9/15/50	150	129
[3,7]	Citigroup Mortgage Loan Trust Class 2A1A Series 2007-AR8	3.595%	7/25/37	39	36
[3]	CNH Equipment Trust Class A2 Series 2022-B	3.940%	12/15/25	370	365
[3]	CNH Equipment Trust Class A3 Series 2022-B	3.890%	8/16/27	330	318
[3]	CNH Equipment Trust Class A4 Series 2022-B	3.910%	3/15/28	170	163
[3]	COMM Mortgage Trust Class A3 Series 2013-CR12	3.765%	10/10/46	157	155
[3]	COMM Mortgage Trust Class A3 Series 2014-CR14	3.955%	2/10/47	50	49
[3,7]	COMM Mortgage Trust Class A4 Series 2013-CR13	4.194%	11/10/46	76	75
[3,7]	COMM Mortgage Trust Class A4 Series 2013-CR9	4.266%	7/10/45	242	241
[3]	COMM Mortgage Trust Class A4 Series 2015-CR25	3.759%	8/10/48	253	242
[3]	COMM Mortgage Trust Class A4 Series 2015-CR26	3.630%	10/10/48	753	713
[3]	COMM Mortgage Trust Class A4 Series 2015-CR27	3.612%	10/10/48	815	777
[3]	COMM Mortgage Trust Class A5 Series 2015-CR24	3.696%	8/10/48	322	306
[3,6]	COMM Mortgage Trust Class AM Series 2013-CR6	3.147%	3/10/46	250	249
[3,6,7]	COMM Mortgage Trust Class AM Series 2013-CR9	4.289%	7/10/45	250	247
[3,6,7]	COMM Mortgage Trust Class AM Series 2013-LC13	4.557%	8/10/46	435	430
[3]	COMM Mortgage Trust Class AM Series 2014-CR17	4.174%	5/10/47	650	626
[3,6]	COMM Mortgage Trust Class B Series 2013-CR6	3.397%	3/10/46	70	70
[3,6,7]	COMM Mortgage Trust Class C Series 2013-CR9	4.289%	7/10/45	280	269
[3,7]	COMM Mortgage Trust Class C Series 2015-CR27	4.449%	10/10/48	825	743
[3]	CSAIL Commercial Mortgage Trust Class A3 Series 2015-C3	3.447%	8/15/48	198	188
[3]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C2	3.504%	6/15/57	330	312
[3]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	123	114
[3,7]	CSAIL Commercial Mortgage Trust Class C Series 2015-C3	4.359%	8/15/48	240	207
[3]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	410	390
[3]	DBJPM Mortgage Trust Class A4 Series 2016-C3	2.632%	8/10/49	300	272
[3]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/50	130	119

7

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Discover Card Execution Note Trust Class A Series 2022-A2	3.320%	5/15/27	1,290	1,244
[3]	Discover Card Execution Note Trust Class A Series 2022-A4	5.030%	10/15/27	610	616
[3]	Discover Card Execution Note Trust Class A2 Series 2021-A2	1.030%	9/15/28	330	288
[3]	Discover Card Execution Note Trust Class A3 Series 2022-A3	3.560%	7/15/27	2,880	2,791
[3,6]	DLLAD 2021-1 LLC Class A3	0.640%	9/21/26	400	373
[3,6]	DLLMT 2021-1 LLC Class A3	1.000%	7/21/25	350	334
[3,6]	DLLMT 2021-1 LLC Class A4	1.240%	6/20/29	230	212
[3]	Drive Auto Receivables Trust Class C Series 2020-2	2.280%	8/17/26	115	114
[3]	Drive Auto Receivables Trust Class D Series 2018-5	4.300%	4/15/26	317	316
[3]	Drive Auto Receivables Trust Class D Series 2019-4	2.700%	2/16/27	156	153
[3]	Drive Auto Receivables Trust Class D Series 2020-1	2.700%	5/17/27	180	177
[3]	Drive Auto Receivables Trust Class D Series 2020-2	3.050%	5/15/28	200	195
[3,6,7]	Edsouth Indenture No. 9 LLC Class A Series 2015-1, 1M USD LIBOR + 0.800%	5.189%	10/25/56	183	181
[3,6]	EDvestinU Private Education Loan Issue No. 1 LLC Class A Series 2019-A	3.580%	11/25/38	98	91
[3,6]	Enterprise Fleet Financing LLC Class A2 Series 2021-2	0.480%	5/20/27	303	290
[3,6]	Enterprise Fleet Financing LLC Class A2 Series 2021-3	0.770%	8/20/27	385	368
[3,7]	First Horizon Mortgage Class 1A1 Series 2006-AR3 Pass-Through Trust	3.390%	11/25/36	39	27
[3,7]	First Horizon Mortgage Class 1A1 Series 2006-AR4 Pass-Through Trust	3.803%	1/25/37	77	52
[3,6]	Ford Credit Auto Owner Trust Class A Series 2020-1	2.040%	8/15/31	430	404
[3,6]	Ford Credit Auto Owner Trust Class A Series 2022-1	3.880%	11/15/34	350	334
[3]	Ford Credit Auto Owner Trust Class A3 Series 2022-B	3.740%	9/15/26	500	487
[3]	Ford Credit Auto Owner Trust Class A4 Series 2022-B	3.930%	8/15/27	200	193
[3]	Ford Credit Auto Owner Trust Class A4 Series 2022-D	5.300%	3/15/28	280	283
[3,6]	Ford Credit Auto Owner Trust Class B Series 2018-1	3.340%	7/15/31	510	489
[3,6]	Ford Credit Auto Owner Trust Class B Series 2020-1	2.290%	8/15/31	200	187
[3,6]	Ford Credit Auto Owner Trust Class B Series 2020-2	1.490%	4/15/33	210	187
[3,6]	Ford Credit Auto Owner Trust Class C Series 2018-2	3.760%	1/15/30	140	138
[3,6]	Ford Credit Auto Owner Trust Class C Series 2020-1	2.540%	8/15/31	230	212
[3]	Ford Credit Auto Owner Trust Class C Series 2020-C	1.040%	5/15/28	170	154
[3,6]	Ford Credit Auto Owner Trust Class C Series 2021-1	1.910%	10/17/33	200	175
[3]	Ford Credit Floorplan Master Owner Trust Class A Series 2018-4	4.060%	11/15/30	170	159
[3]	Ford Credit Floorplan Master Owner Trust Class A Series 2020-2	1.060%	9/15/27	70	63
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Ford Credit Floorplan Master Owner Trust Class D Series 2020-1	2.120%	9/15/25	190	185
[3,4,6,7]	Freddie Mac STACR REMIC Trust Class M1A Series 2022-HQA1, SOFR30A + 2.100%	6.028%	3/25/42	122	120
[3]	GM Financial Automobile Leasing Trust Class A4 Series 2021-2	0.410%	5/20/25	200	193
[3]	GM Financial Automobile Leasing Trust Class B Series 2022-2	4.020%	5/20/26	260	252
[3]	GM Financial Automobile Leasing Trust Class C Series 2020-2	2.560%	7/22/24	150	150
[3]	GM Financial Automobile Leasing Trust Class D Series 2020-2	3.210%	12/20/24	210	209
[3]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-4	0.680%	9/16/26	230	217
[3]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-3	3.640%	4/16/27	950	929
[3]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-2	0.820%	10/16/26	330	305
[3]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-3	0.730%	8/16/27	420	380
[3]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-4	0.990%	10/18/27	340	309
[3]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2022-3	3.710%	12/16/27	510	495
[3]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2022-4	4.880%	8/16/28	750	747
[3]	GM Financial Consumer Automobile Receivables Trust Class B Series 2020-3	0.810%	1/16/26	200	187
[3]	GM Financial Consumer Automobile Receivables Trust Class B Series 2020-4	0.730%	3/16/26	240	223
[3]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-1	0.750%	5/17/27	100	92
[3]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-2	1.090%	12/16/26	230	210
[3]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-4	1.250%	10/18/27	80	72
[3]	GM Financial Consumer Automobile Receivables Trust Class B Series 2022-2	3.770%	4/17/28	500	476
[3]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-3	1.370%	1/16/26	100	95
[3]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-4	1.050%	5/18/26	90	84
[3]	GM Financial Consumer Automobile Receivables Trust Class C Series 2021-1	1.040%	5/17/27	70	64
[3]	GM Financial Consumer Automobile Receivables Trust Class C Series 2021-2	1.280%	1/19/27	220	201
[3]	GM Financial Consumer Automobile Receivables Trust Class D Series 2020-3	1.910%	9/16/27	100	95
[3,6]	GM Financial Revolving Receivables Trust Class A Series 2021-1	1.170%	6/12/34	440	382
[3,6]	GM Financial Revolving Receivables Trust Class B Series 2021-1	1.490%	6/12/34	60	52

8

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	GM Financial Revolving Receivables Trust Class C Series 2021-1	1.670%	6/12/34	100	86
[3,7]	GMACM Mortgage Loan Trust Class 3A1 Series 2005-AR6	3.600%	11/19/35	10	10
[3,6]	GMF Floorplan Owner Revolving Trust Class A Series 2020-2	0.690%	10/15/25	660	636
[3,6]	GMF Floorplan Owner Revolving Trust Class B Series 2020-1	1.030%	8/15/25	140	136
[3,6]	GMF Floorplan Owner Revolving Trust Class B Series 2020-2	0.960%	10/15/25	280	270
[3,6]	GMF Floorplan Owner Revolving Trust Class C Series 2020-1	1.480%	8/15/25	110	107
[3,6]	GMF Floorplan Owner Revolving Trust Class C Series 2020-2	1.310%	10/15/25	200	193
[3,6]	Golden Credit Card Trust Class A Series 2021-1A	1.140%	8/15/28	840	736
[3,7]	GS Mortgage Securities Corp. II Class A5 Series 2018-GS10	4.155%	7/10/51	100	94
[3]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	75	69
[3]	GS Mortgage Securities Trust Class A4 Series 2013-GC12	3.135%	6/10/46	306	303
[3]	GS Mortgage Securities Trust Class A4 Series 2015-GC30	3.382%	5/10/50	412	390
[3]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	229	218
[3]	GS Mortgage Securities Trust Class A4 Series 2015-GC34	3.506%	10/10/48	588	553
[3]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	530	482
[3,7]	GS Mortgage Securities Trust Class A4 Series 2018-GS9	3.992%	3/10/51	10	9
[3]	GS Mortgage Securities Trust Class A4 Series 2019-GC38	3.968%	2/10/52	200	184
[3]	GS Mortgage Securities Trust Class A4 Series 2019-GC40	3.160%	7/10/52	110	97
[3]	GS Mortgage Securities Trust Class A5 Series 2014-GC24	3.931%	9/10/47	607	585
[3]	GS Mortgage Securities Trust Class AS Series 2014-GC20	4.258%	4/10/47	20	19
[3,7]	GS Mortgage Securities Trust Class AS Series 2014-GC24	4.162%	9/10/47	380	361
[3,7]	GS Mortgage Securities Trust Class B Series 2013-GC12	3.777%	6/10/46	100	99
[3,7]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.511%	9/10/47	270	254
[3,6,7]	GS Mortgage Securities Trust Class C Series 2013-GC13	4.078%	7/10/46	140	121
[3,7]	GS Mortgage Securities Trust Class C Series 2014-GC24	4.532%	9/10/47	410	374
[3,7]	GS Mortgage Securities Trust Class C Series 2015-GC34	4.639%	10/10/48	310	281
[3]	Harley-Davidson Motorcycle Trust Class A3 Series 2021-B	0.560%	11/16/26	751	725
[3]	Harley-Davidson Motorcycle Trust Class A4 Series 2020-A	1.930%	4/15/27	240	236
[3,6]	Hertz Vehicle Financing III LLC Class A Series 2022-1A	1.990%	6/25/26	330	304
[3,6]	Hertz Vehicle Financing III LLC Class A Series 2022-1A	2.630%	6/25/26	140	126
[3,6]	Hertz Vehicle Financing III LLC Class A Series 2022-3A	3.370%	3/25/25	140	136
[3,6]	Hertz Vehicle Financing III LLC Class C Series 2022-3A	4.350%	3/25/25	100	97
[3]	Honda Auto Receivables Owner Trust Class A2 Series 2022-2	3.810%	3/18/25	400	397
[3]	Honda Auto Receivables Owner Trust Class A3 Series 2021-4	1.140%	6/21/28	250	229
[3]	Honda Auto Receivables Owner Trust Class A3 Series 2022-2	3.730%	7/20/26	450	440
[3]	Honda Auto Receivables Owner Trust Class A4 Series 2021-2	0.550%	8/16/27	400	369
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Honda Auto Receivables Owner Trust Class A4 Series 2021-3	0.600%	12/20/27	350	320
[3]	Honda Auto Receivables Owner Trust Class A4 Series 2022-2	3.760%	12/18/28	190	184
[3,6]	HPEFS Equipment Trust Class A3 Series 2022-2A	3.760%	9/20/29	230	225
[3,6]	Hudson Yards Mortgage Trust Class A Series 2019-30HY	3.228%	7/10/39	330	283
[3,6]	Hudsons Bay Simon JV Trust Class A7 Series 2015-HB7	3.914%	8/5/34	500	446
[3,6]	Hyundai Auto Lease Securitization Trust Class B Series 2021-C	0.760%	2/17/26	630	596
[3]	Hyundai Auto Receivables Trust Class A3 Series 2021-C	0.740%	5/15/26	240	226
[3]	Hyundai Auto Receivables Trust Class A3 Series 2022-B	3.720%	11/16/26	1,010	990
[3]	Hyundai Auto Receivables Trust Class A4 Series 2021-B	0.600%	2/16/27	630	571
[3]	Hyundai Auto Receivables Trust Class A4 Series 2021-C	1.030%	12/15/27	380	344
[3]	Hyundai Auto Receivables Trust Class A4 Series 2022-B	3.800%	8/15/28	540	525
[3]	Hyundai Auto Receivables Trust Class B Series 2019-B	2.210%	4/15/25	120	117
[3]	Hyundai Auto Receivables Trust Class B Series 2020-C	0.810%	11/16/26	280	256
[3]	Hyundai Auto Receivables Trust Class B Series 2021-A	1.090%	5/17/27	270	244
[3]	Hyundai Auto Receivables Trust Class B Series 2021-B	0.910%	2/16/27	230	204
[3]	Hyundai Auto Receivables Trust Class C Series 2020-C	1.080%	12/15/27	250	226
[3]	Hyundai Auto Receivables Trust Class C Series 2021-B	1.120%	2/15/28	250	219
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2013-C16	3.881%	12/15/46	29	28
[3,7]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C13	3.994%	1/15/46	55	54
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2013-LC11	2.960%	4/15/46	2	2
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2013-C16	4.517%	12/15/46	400	394
[3,7]	JP Morgan Chase Commercial Mortgage Securities Trust Class B Series 2013-C16	4.943%	12/15/46	550	541
[3,7]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2013-C13	4.122%	1/15/46	70	69
[3,7]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2013-C16	5.008%	12/15/46	270	264
[3,6,7]	JP Morgan Chase Commercial Mortgage Securities Trust Class D Series 2010-C2	5.767%	11/15/43	57	54
[3]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2015-C31	3.801%	8/15/48	512	489
[3]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C17	4.199%	1/15/47	100	98
[3]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C21	3.493%	8/15/47	93	90
[3]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C27	3.179%	2/15/48	414	392
[3]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C32	3.329%	11/15/48	120	116

9

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C12	3.664%	7/15/45	39	39
[3]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C15	4.131%	11/15/45	100	99
[3]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C24	3.639%	11/15/47	1,204	1,158
[3]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	570	537
[3,7]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C12	4.052%	7/15/45	180	178
[3,7]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	300	291
[3,7]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C30	4.226%	7/15/48	385	359
[3,7]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.735%	2/15/47	300	289
[3,7]	JPMBB Commercial Mortgage Securities Trust Class C Series 2014-C18	4.735%	2/15/47	250	234
[3]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2017-JP6	3.224%	7/15/50	250	232
[3]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	200	187
[3]	JPMDB Commercial Mortgage Securities Trust Class A3 Series 2016-C4	3.141%	12/15/49	220	201
[3]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	10	9
[3]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	160	147
[3,7]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2017-C7	3.713%	10/15/50	250	223
[3,6]	Laurel Road Prime Student Loan Trust Class A2B Series 2017-C	2.810%	11/25/42	38	38
[3,6]	Laurel Road Prime Student Loan Trust Class A2FX Series 2018-B	3.540%	5/26/43	65	63
[3,6]	Master Credit Card Trust Class A Series 2021-1A	0.530%	11/21/25	1,420	1,334
[3,6]	Master Credit Card Trust II Class A2 Series 2022-1	1.660%	7/21/26	440	411
[3,7]	MASTR Adjustable Rate Mortgages Trust Class 5A1 Series 2004-3	3.091%	4/25/34	1	1
[3]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2022-1	5.250%	2/15/29	860	857
[3,7]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A Series 2003-A4	3.650%	7/25/33	5	5
[3,7]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A2 Series 2003-A2, 6M USD LIBOR + 1.500%	6.709%	2/25/33	6	6
[3,6]	MMAF Equipment Finance LLC Class A4 Series 2018-A	3.390%	1/10/25	53	53
[3,6]	MMAF Equipment Finance LLC Class A5 Series 2018-A	3.610%	3/10/42	110	107
[3,6]	MMAF Equipment Finance LLC Class A5 Series 2019-A	3.080%	11/12/41	220	211
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2015-C23	3.451%	7/15/50	117	111
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2016-C32	3.459%	12/15/49	109	102
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C13	4.039%	11/15/46	200	196
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C23	3.719%	7/15/50	932	883
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C29	3.325%	5/15/49	779	724
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C32	3.720%	12/15/49	904	837
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	75	69
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	1,055	1,001
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C7	3.214%	2/15/46	25	25
[3,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C14	4.384%	2/15/47	450	438
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C16	4.094%	6/15/47	230	221
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C17	4.011%	8/15/47	160	153
[3,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C16	4.315%	6/15/47	560	533
[3,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2013-C10	4.070%	7/15/46	70	64
[3,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C15	4.892%	4/15/47	50	48
[3,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C16	4.748%	6/15/47	300	280
[3,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2016-C29	4.722%	5/15/49	180	158
[3,6]	Morgan Stanley Capital I Trust Class A Series 2014-150E	3.912%	9/9/32	375	337
[3,6]	Morgan Stanley Capital I Trust Class A Series 2015-420	3.727%	10/12/50	362	341
[3]	Morgan Stanley Capital I Trust Class A3 Series 2016-BNK2	2.791%	11/15/49	310	284
[3]	Morgan Stanley Capital I Trust Class A4 Series 2015-UBS8	3.809%	12/15/48	916	861
[3]	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2	3.049%	11/15/49	400	365
[3]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	154	139
[3]	Morgan Stanley Capital I Trust Class ASB Series 2017-HR2	3.509%	12/15/50	139	133
[3,7]	Morgan Stanley Capital I Trust Class C Series 2015-UBS8	4.580%	12/15/48	150	131
[3,7]	Morgan Stanley Mortgage Loan Trust Class 5A1 Series 2006-8AR	4.386%	6/25/36	40	41
[3,6]	MSBAM Commercial Mortgage Securities Trust Class A2 Series 2012-CKSV	3.277%	10/15/30	229	193
[3,6]	Navient Private Education Loan Trust Class A2A Series 2017-A	2.880%	12/16/58	72	70
[3,6]	Navient Private Education Loan Trust Class A2A Series 2018-BA	3.610%	12/15/59	227	219

10

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6,7]	Navient Student Loan Trust Class A2 Series 2016-6A, 1M USD LIBOR + 0.750%	5.139%	3/25/66	51	51
[3,6]	One Bryant Park Trust Class A Series 2019-OBP	2.516%	9/15/54	200	163
[3,6]	Palisades Center Trust Class A Series 2016-PLSD	2.713%	4/13/33	230	157
[3,6,7]	Pepper Residential Securities Trust Class A1U Series 21A, 1M USD LIBOR + 0.880%	5.206%	1/16/60	34	34
[3,6,7]	Pepper Residential Securities Trust No. 22 Class A1U Series 22A, 1M USD LIBOR + 1.000%	5.353%	6/20/60	28	28
[3,6,7]	Pepper Residential Securities Trust No. 23 Class A1U Series 23A, 1M USD LIBOR + 0.950%	5.289%	8/18/60	27	27
[3,6,7]	PHEAA Student Loan Trust Class A Series 2016-2A, 1M USD LIBOR + 0.950%	5.339%	11/25/65	211	203
[3,6]	Progress Residential Trust Class A Series 2022-SFR3	3.200%	4/17/39	110	99
[3,6]	Progress Residential Trust Class A Series 2022-SFR5	4.451%	6/17/39	100	94
[3,6]	Progress Residential Trust Class B Series 2022-SFR3	3.600%	4/17/39	100	89
[3,6]	Progress Residential Trust Class B Series 2022-SFR5	4.896%	6/17/39	100	95
[3,6,7]	RESIMAC Bastille Trust Class A1 Series 2018-1NCA, 1M USD LIBOR + 0.850%	5.022%	12/5/59	51	51
[3,6,7]	RESIMAC MBS Trust Class A1A Series 2018-2A, 1M USD LIBOR + 0.850%	5.124%	4/10/50	10	10
[3,7]	RFMSI Series Trust Class 2A1 Series 2006-SA3	5.145%	9/25/36	44	21
[3,7]	RFMSI Trust Class 2A1 Series 2006-SA2	4.850%	8/25/36	131	82
[3]	Santander Drive Auto Receivables Trust Class A3 Series 2022-3	3.400%	12/15/26	230	226
[3]	Santander Drive Auto Receivables Trust Class A3 Series 2022-5	4.110%	8/17/26	820	803
[3]	Santander Drive Auto Receivables Trust Class A3 Series 2022-6	4.490%	11/16/26	660	647
[3]	Santander Drive Auto Receivables Trust Class B Series 2022-2	3.440%	9/15/27	710	686
[3]	Santander Drive Auto Receivables Trust Class B Series 2022-3	4.130%	8/16/27	400	390
[3]	Santander Drive Auto Receivables Trust Class C Series 2022-2	3.760%	7/16/29	380	364
[3]	Santander Drive Auto Receivables Trust Class C Series 2022-3	4.490%	8/15/29	650	607
[3]	Santander Drive Auto Receivables Trust Class D Series 2020-2	2.220%	9/15/26	880	857
[3,6]	Santander Retail Auto Lease Trust Class A3 Series 2021-B	0.510%	8/20/24	560	542
[3,6]	Santander Retail Auto Lease Trust Class A4 Series 2021-B	0.540%	6/20/25	290	274
[3,6]	Santander Retail Auto Lease Trust Class A4 Series 2021-C	0.590%	3/20/26	270	255
[3,6]	Santander Retail Auto Lease Trust Class B Series 2022-B	3.850%	3/22/27	180	173
[3,6]	Santander Retail Auto Lease Trust Class C Series 2020-B	1.180%	12/20/24	310	295
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	Santander Retail Auto Lease Trust Class C Series 2021-C	1.110%	3/20/26	410	380
[3,6]	Santander Retail Auto Lease Trust Class D Series 2020-A	2.520%	11/20/24	470	464
[3,6]	Santander Retail Auto Lease Trust Class D Series 2020-B	1.980%	10/20/25	600	570
[3,6]	Santander Retail Auto Lease Trust Class D Series 2021-B	1.410%	11/20/25	470	437
[3,6]	SMB Private Education Loan Trust Class A2A Series 2016-A	2.700%	5/15/31	67	64
[3,6]	SMB Private Education Loan Trust Class A2A Series 2017-B	2.820%	10/15/35	185	176
[3,6]	SMB Private Education Loan Trust Class A2A Series 2018-B	3.600%	1/15/37	361	347
[3,6]	SMB Private Education Loan Trust Class A2A Series 2018-C	3.630%	11/15/35	499	467
[3,6,7]	SoFi Professional Loan Program LLC Class A1 Series 2016-D, 1M USD LIBOR + 0.950%	5.339%	1/25/39	7	7
[3,6,7]	SoFi Professional Loan Program LLC Class A1 Series 2017-C, 1M USD LIBOR + 0.600%	4.989%	7/25/40	3	3
[3,6]	SoFi Professional Loan Program LLC Class A2B Series 2016-D	2.340%	4/25/33	18	17
[3,6]	SoFi Professional Loan Program LLC Class A2B Series 2017-A	2.400%	3/26/40	2	2
[3,6]	SoFi Professional Loan Program LLC Class A2B Series 2017-E	2.720%	11/26/40	25	25
[3,6]	SoFi Professional Loan Program LLC Class A2FX Series 2017-B	2.740%	5/25/40	19	19
[3,6]	SoFi Professional Loan Program LLC Class A2FX Series 2017-D	2.650%	9/25/40	66	63
[3,6]	SoFi Professional Loan Program LLC Class A2FX Series 2017-F	2.840%	1/25/41	65	63
[3]	Synchrony Card Funding Trust LLC Class A Series 2022-A2	3.860%	7/15/28	870	848
[3,6]	Tesla Auto Lease Trust Class A3 Series 2021-B	0.600%	9/22/25	470	443
[3,6]	Tesla Auto Lease Trust Class A4 Series 2020-A	0.780%	12/20/23	130	130
[3,6]	Tesla Auto Lease Trust Class A4 Series 2021-B	0.630%	9/22/25	230	216
[3,6]	Tesla Auto Lease Trust Class B Series 2021-B	0.910%	9/22/25	340	316
[3,6]	Tesla Auto Lease Trust Class C Series 2020-A	1.680%	2/20/24	100	99
[3,6]	Tesla Auto Lease Trust Class C Series 2021-B	1.120%	9/22/25	230	213
[3,6]	Tidewater Auto Receivables Trust Class D Series 2018-AA	4.300%	11/15/24	4	4
[3,6]	T-Mobile US Trust Class A Series 2022-1A	4.910%	5/22/28	710	707
[3,6]	TMSQ Mortgage Trust Class A Series 2014-1500	3.680%	10/10/36	540	506
[3,6]	Toyota Auto Loan Extended Note Trust Class A Series 2019-1A	2.560%	11/25/31	100	96
[3,6]	Toyota Auto Loan Extended Note Trust Class A Series 2020-1A	1.350%	5/25/33	590	539
[3,6]	Toyota Auto Loan Extended Note Trust Class A Series 2021-1A	1.070%	2/27/34	1,280	1,135

11

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	Toyota Auto Loan Extended Note Trust Class A Series 2022-1A	3.820%	4/25/35	650	610
[3]	Toyota Auto Receivables Owner Trust Class A2A Series 2022-C	3.830%	8/15/25	610	604
[3]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-C	0.720%	1/15/27	570	514
[3]	Toyota Auto Receivables Owner Trust Class A3 Series 2022-C	3.760%	4/15/27	720	699
[3]	Toyota Auto Receivables Owner Trust Class A4 Series 2021-D	1.020%	3/15/27	330	297
[3]	Toyota Auto Receivables Owner Trust Class A4 Series 2022-C	3.770%	2/15/28	330	319
[3]	Toyota Auto Receivables Owner Trust Class A4 Series 2022-D	5.430%	4/17/28	440	447
[3,6]	Trinity Rail Leasing LLC Class A2 Series 2018-1A	4.620%	6/17/48	640	599
[3]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	150	138
[3]	UBS Commercial Mortgage Trust Class ASB Series 2019-C16	3.460%	4/15/52	167	155
[3,6]	UBS-BAMLL Trust Class A Series 2012-WRM	3.663%	6/10/30	19	18
[3]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2013-C6	3.469%	4/10/46	50	50
[3]	Verizon Master Trust Class A Series 2021-1	0.500%	5/20/27	1,540	1,448
[3]	Verizon Master Trust Class A Series 2021-2	0.990%	4/20/28	530	494
[3]	Verizon Master Trust Class A Series 2022-6	3.670%	1/22/29	580	560
[3]	Verizon Master Trust Class A1a Series 2022-7	5.230%	11/22/27	580	583
[3]	Verizon Master Trust Class B Series 2021-1	0.690%	5/20/27	730	684
[3]	Verizon Master Trust Class B Series 2021-2	1.280%	4/20/28	570	530
[3]	Verizon Master Trust Class C Series 2021-1	0.890%	5/20/27	390	367
[3]	Verizon Owner Trust Class B Series 2020-B	0.680%	2/20/25	630	607
[3,7]	WaMu Mortgage Pass-Through Certificates Class 1A7 Series 2003-AR9 Trust	4.124%	9/25/33	4	5
[3,7]	WaMu Mortgage Pass-Through Certificates Class A Series 2002-AR18 Trust	4.343%	1/25/33	3	3
[3,7]	WaMu Mortgage Pass-Through Certificates Class A7 Series 2003-AR7 Trust	3.819%	8/25/33	4	4
[3]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-BNK1	2.652%	8/15/49	320	289
[3]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2017-C40	3.317%	10/15/50	200	182
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C30	3.664%	9/15/58	550	522
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C37	3.525%	12/15/49	170	159
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C39	3.157%	9/15/50	120	110
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	75	69
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-RC1	3.631%	1/15/60	75	70
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	90	85
[3]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2018-C44	4.212%	5/15/51	320	303
[3,7]	Wells Fargo Commercial Mortgage Trust Class AS Series 2013-LC12	4.296%	7/15/46	110	108
[3]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC16	4.020%	8/15/50	200	191
[3,7]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C30	4.067%	9/15/58	350	328
[3,7]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-LC22	4.207%	9/15/58	275	258
[3]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2019-C49	3.933%	3/15/52	210	200
[3]	Wells Fargo Commercial Mortgage Trust Class B Series 2014-LC16	4.322%	8/15/50	150	137
[3]	Wells Fargo Commercial Mortgage Trust Class C Series 2014-LC16	4.458%	8/15/50	220	148
[3,7]	Wells Fargo Commercial Mortgage Trust Class C Series 2015-LC22	4.550%	9/15/58	315	284
[3,7]	Wells Fargo Commercial Mortgage Trust Class C Series 2018-C43	4.514%	3/15/51	80	67
[3,7]	Wells Fargo Mortgage Backed Securities Trust Class 2A1 Series 2006-AR14	4.511%	10/25/36	53	56
[3,6,7]	WFLD Mortgage Trust Class A Series 2014-MONT	3.755%	8/10/31	875	834
[3,7]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C15	4.153%	8/15/46	355	349
[3]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C21	3.410%	8/15/47	63	61
[3]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-LC14	3.766%	3/15/47	40	39
[3]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C21	3.678%	8/15/47	589	568
[3]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C13	3.345%	5/15/45	50	50
[3]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C21	3.891%	8/15/47	170	162
[3,7]	WFRBS Commercial Mortgage Trust Class B Series 2013-C18	4.838%	12/15/46	140	134
[3]	WFRBS Commercial Mortgage Trust Class B Series 2014-C20	4.378%	5/15/47	280	251
[3,7]	WFRBS Commercial Mortgage Trust Class C Series 2014-C20	4.513%	5/15/47	90	78
[3]	World Omni Auto Receivables Trust Class A3 Series 2022-C	3.660%	10/15/27	390	377
[3]	World Omni Auto Receivables Trust Class A4 Series 2021-D	1.100%	11/15/27	380	345
[3]	World Omni Auto Receivables Trust Class A4 Series 2022-C	3.680%	9/15/28	430	412
[3]	World Omni Auto Receivables Trust Class A4 Series 2022-D	5.700%	2/15/29	270	278
[3]	World Omni Auto Receivables Trust Class B Series 2020-B	1.220%	3/16/26	150	140
[3]	World Omni Auto Receivables Trust Class B Series 2021-B	1.040%	6/15/27	140	127
[3]	World Omni Auto Receivables Trust Class B Series 2021-C	0.840%	9/15/27	140	125
[3]	World Omni Auto Receivables Trust Class C Series 2020-C	1.390%	5/17/27	100	93

12

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	World Omni Auto Receivables Trust Class C Series 2021-B	1.290%	12/15/27	130	118
[3]	World Omni Auto Receivables Trust Class C Series 2021-C	1.060%	4/17/28	70	64
[3]	World Omni Auto Receivables Trust Class C Series 2021-D	1.720%	6/15/28	140	128
[3]	World Omni Automobile Lease Securitization Trust Class A4 Series 2021-A	0.500%	11/16/26	320	304
[3]	World Omni Automobile Lease Securitization Trust Class B Series 2022-A	3.670%	6/15/27	150	145
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $126,164)					118,740
Corporate Bonds (77.5%)
Communications (5.9%)
	Activision Blizzard Inc.	3.400%	9/15/26	230	219
	AT&T Inc.	0.900%	3/25/24	6,116	5,812
	AT&T Inc.	1.700%	3/25/26	6,960	6,282
	AT&T Inc.	2.300%	6/1/27	2,990	2,664
[8]	Booking Holdings Inc.	0.100%	3/8/25	720	712
	Booking Holdings Inc.	3.600%	6/1/26	500	479
[8]	Booking Holdings Inc.	4.000%	11/15/26	135	146
[6]	CCO Holdings LLC / CCO Holdings Capital Corp.	6.375%	9/1/29	65	61
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	2,246	2,219
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	9,670	9,483
	Comcast Corp.	3.375%	8/15/25	3,395	3,275
	Comcast Corp.	3.950%	10/15/25	1,640	1,605
	Comcast Corp.	3.150%	3/1/26	1,750	1,667
[8]	Comcast Corp.	0.010%	9/14/26	1,440	1,345
	Comcast Corp.	2.350%	1/15/27	1,800	1,638
	Comcast Corp.	5.350%	11/15/27	1,000	1,022
	Comcast Corp.	5.250%	11/7/25	1,000	1,014
[6]	Cox Communications Inc.	3.150%	8/15/24	1,450	1,396
[6]	Deutsche Telekom International Finance BV	3.600%	1/19/27	329	311
[6]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/27	50	45
	Discovery Communications LLC	3.800%	3/13/24	2,065	2,017
	Discovery Communications LLC	3.900%	11/15/24	1,492	1,444
	Discovery Communications LLC	3.450%	3/15/25	175	166
	Discovery Communications LLC	3.950%	6/15/25	210	200
	Discovery Communications LLC	4.900%	3/11/26	2,825	2,739
[6]	DISH DBS Corp.	5.250%	12/1/26	70	59
	Expedia Group Inc.	4.625%	8/1/27	731	702
	Fox Corp.	4.030%	1/25/24	1,685	1,665
	Fox Corp.	3.050%	4/7/25	2,888	2,764
[6]	Frontier Communications Holdings LLC	5.875%	10/15/27	35	33
[6]	Frontier Communications Holdings LLC	5.000%	5/1/28	175	153
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	154	151
[6]	Level 3 Financing Inc.	4.625%	9/15/27	50	42
[6]	Level 3 Financing Inc.	4.250%	7/1/28	20	16
[6]	Level 3 Financing Inc.	3.625%	1/15/29	80	58
[6]	Magallanes Inc.	3.428%	3/15/24	3,100	3,009
[6]	Magallanes Inc.	3.638%	3/15/25	2,485	2,364
[6]	Magallanes Inc.	3.755%	3/15/27	6,759	6,100
	Meta Platforms Inc.	3.500%	8/15/27	7,946	7,406
	Netflix Inc.	5.875%	2/15/25	45	45
[6]	Netflix Inc.	3.625%	6/15/25	455	436
	Netflix Inc.	4.375%	11/15/26	210	205
	Netflix Inc.	4.875%	4/15/28	290	282
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Netflix Inc.	5.875%	11/15/28	10	10
[6]	Nexstar Media Inc.	5.625%	7/15/27	120	110
[6]	Nexstar Media Inc.	4.750%	11/1/28	100	87
[6]	NTT Finance Corp.	1.162%	4/3/26	3,360	2,974
	Omnicom Group Inc. / Omnicom Capital Inc.	3.600%	4/15/26	1,060	1,018
	Ooredoo International Finance Ltd.	3.250%	2/21/23	510	509
	Paramount Global Inc.	4.750%	5/15/25	1,831	1,802
	Paramount Global Inc.	4.000%	1/15/26	260	249
[6]	Rogers Communications Inc.	3.200%	3/15/27	1,280	1,184
[6]	Sirius XM Radio Inc.	3.125%	9/1/26	35	31
[6]	Sky Ltd.	3.750%	9/16/24	1,580	1,543
[8]	Sky Ltd.	2.500%	9/15/26	645	662
	Sprint LLC	7.125%	6/15/24	364	371
	Sprint LLC	7.625%	3/1/26	110	116
	Take-Two Interactive Software Inc.	3.300%	3/28/24	720	703
	Take-Two Interactive Software Inc.	3.550%	4/14/25	1,690	1,627
	Take-Two Interactive Software Inc.	3.700%	4/14/27	990	932
	Telefonica Emisiones SA	4.103%	3/8/27	1,256	1,190
	T-Mobile USA Inc.	3.500%	4/15/25	8,460	8,144
	T-Mobile USA Inc.	1.500%	2/15/26	1,730	1,550
	T-Mobile USA Inc.	2.250%	2/15/26	1,595	1,453
	T-Mobile USA Inc.	2.625%	4/15/26	220	201
	T-Mobile USA Inc.	3.750%	4/15/27	4,592	4,330
	T-Mobile USA Inc.	5.375%	4/15/27	250	252
	VeriSign Inc.	5.250%	4/1/25	507	506
	Verizon Communications Inc.	0.850%	11/20/25	1,220	1,090
	Verizon Communications Inc.	1.450%	3/20/26	3,965	3,564
	Verizon Communications Inc.	2.625%	8/15/26	570	526
	Verizon Communications Inc.	4.125%	3/16/27	1,510	1,471
	Verizon Communications Inc.	3.000%	3/22/27	2,275	2,115
	Verizon Communications Inc.	2.100%	3/22/28	1,580	1,371
[6]	Videotron Ltd.	5.125%	4/15/27	55	52
	Vodafone Group plc	3.750%	1/16/24	4,315	4,261
	Vodafone Group plc	4.125%	5/30/25	1,350	1,329
	Walt Disney Co.	3.350%	3/24/25	1,905	1,845
	Walt Disney Co.	1.750%	1/13/26	1,585	1,452
	Walt Disney Co.	3.375%	11/15/26	1,500	1,418
	Walt Disney Co.	3.700%	3/23/27	250	240
					125,739
Consumer Discretionary (5.5%)
[6]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	59	53
	Amazon.com Inc.	3.150%	8/22/27	500	471
	Amazon.com Inc.	4.550%	12/1/27	5,810	5,793
	Amazon.Com Inc.	4.600%	12/1/25	7,000	6,991
	American Honda Finance Corp.	0.550%	7/12/24	3,125	2,922
	American Honda Finance Corp.	0.750%	8/9/24	495	463
	American Honda Finance Corp.	2.150%	9/10/24	835	797
[8]	American Honda Finance Corp.	1.950%	10/18/24	425	442
	American Honda Finance Corp.	1.200%	7/8/25	1,658	1,516
	Asbury Automotive Group Inc.	4.500%	3/1/28	225	198
	AutoZone Inc.	3.625%	4/15/25	1,750	1,696
	AutoZone Inc.	3.750%	6/1/27	500	477
[6]	BMW US Capital LLC	0.800%	4/1/24	125	119
[6]	BMW US Capital LLC	1.250%	8/12/26	500	438
[6]	BMW US Capital LLC	3.450%	4/1/27	125	118
	Brunswick Corp.	0.850%	8/18/24	750	693
[6]	Caesars Entertainment Inc.	6.250%	7/1/25	80	78
[6]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	100	98
[6]	Carnival Corp.	4.000%	8/1/28	110	90
[6]	Churchill Downs Inc.	5.500%	4/1/27	200	190
[6]	Churchill Downs Inc.	4.750%	1/15/28	90	81
[6]	Clarios Global LP	6.750%	5/15/25	72	72

13

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Daimler Finance North America LLC	3.650%	2/22/24	1,000	983
[6]	Daimler Finance North America LLC	0.750%	3/1/24	3,335	3,168
[6]	Daimler Finance North America LLC	2.700%	6/14/24	1,621	1,565
[6]	Daimler Finance North America LLC	1.450%	3/2/26	560	501
	eBay Inc.	5.900%	11/22/25	605	619
	eBay Inc.	1.400%	5/10/26	1,500	1,331
	eBay Inc.	5.950%	11/22/27	610	628
[6]	ERAC USA Finance LLC	3.850%	11/15/24	1,400	1,355
[6]	ERAC USA Finance LLC	3.800%	11/1/25	665	636
[6]	ERAC USA Finance LLC	3.300%	12/1/26	100	93
	Ford Motor Credit Co. LLC	5.125%	6/16/25	80	77
	Ford Motor Credit Co. LLC	4.134%	8/4/25	40	37
	Ford Motor Credit Co. LLC	3.375%	11/13/25	160	145
	Ford Motor Credit Co. LLC	2.700%	8/10/26	180	156
	Ford Motor Credit Co. LLC	4.950%	5/28/27	510	476
	Ford Motor Credit Co. LLC	4.125%	8/17/27	230	205
	Ford Motor Credit Co. LLC	3.815%	11/2/27	35	31
	General Motors Co.	4.875%	10/2/23	935	934
	General Motors Co.	6.125%	10/1/25	3,475	3,543
	General Motors Financial Co. Inc.	5.100%	1/17/24	2,750	2,742
	General Motors Financial Co. Inc.	3.950%	4/13/24	1,350	1,323
	General Motors Financial Co. Inc.	1.200%	10/15/24	1,400	1,297
	General Motors Financial Co. Inc.	3.500%	11/7/24	1,600	1,543
	General Motors Financial Co. Inc.	4.000%	1/15/25	100	97
	General Motors Financial Co. Inc.	2.900%	2/26/25	1,180	1,120
	General Motors Financial Co. Inc.	4.350%	4/9/25	910	886
	General Motors Financial Co. Inc.	2.750%	6/20/25	700	656
	General Motors Financial Co. Inc.	6.050%	10/10/25	4,140	4,212
	General Motors Financial Co. Inc.	1.250%	1/8/26	6,100	5,378
	General Motors Financial Co. Inc.	5.250%	3/1/26	1,100	1,083
	General Motors Financial Co. Inc.	1.500%	6/10/26	405	352
	General Motors Financial Co. Inc.	4.000%	10/6/26	267	252
	General Motors Financial Co. Inc.	4.350%	1/17/27	625	595
	General Motors Financial Co. Inc.	2.350%	2/26/27	1,135	992
	General Motors Financial Co. Inc.	5.000%	4/9/27	1,501	1,455
	General Motors Financial Co. Inc.	2.700%	8/20/27	1,775	1,550
[6]	Harley-Davidson Financial Services Inc.	3.350%	6/8/25	500	468
[6]	Harley-Davidson Financial Services Inc.	3.050%	2/14/27	3,469	3,100
	Harley-Davidson Inc.	3.500%	7/28/25	900	856
[6]	Hilton Domestic Operating Co. Inc.	5.375%	5/1/25	260	258
[6]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	30	29
	Home Depot Inc.	4.000%	9/15/25	910	899
	Honda Motor Co. Ltd.	2.271%	3/10/25	715	677
	Honda Motor Co. Ltd.	2.534%	3/10/27	1,410	1,290
	Lennar Corp.	4.500%	4/30/24	1,100	1,085
	Lennar Corp.	5.875%	11/15/24	600	603
	Lennar Corp.	4.750%	5/30/25	819	811
	Lennar Corp.	5.250%	6/1/26	1,755	1,756
[6]	Live Nation Entertainment Inc.	6.500%	5/15/27	350	342
[6]	Live Nation Entertainment Inc.	3.750%	1/15/28	55	47
	Lowe's Cos. Inc.	4.400%	9/8/25	1,135	1,120
	Lowe's Cos. Inc.	3.350%	4/1/27	480	451
	Marriott International Inc.	3.750%	10/1/25	500	480
	Marriott International Inc.	3.125%	6/15/26	190	178
	Marriott International Inc.	5.000%	10/15/27	850	840
[6]	Mattel Inc.	5.875%	12/15/27	275	270
	McDonald's Corp.	3.300%	7/1/25	980	948
	McDonald's Corp.	1.450%	9/1/25	700	643
	McDonald's Corp.	3.500%	7/1/27	900	854
[6]	Meritage Homes Corp.	3.875%	4/15/29	55	47
[6]	NCL Corp Ltd.	5.875%	2/15/27	38	33
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Nissan Motor Acceptance Co. LLC	1.050%	3/8/24	1,600	1,499
[6]	Nissan Motor Acceptance Co. LLC	1.125%	9/16/24	1,040	948
[6]	Nissan Motor Acceptance Co. LLC	2.000%	3/9/26	2,210	1,902
[6]	Nissan Motor Co. Ltd.	3.043%	9/15/23	3,815	3,728
[6]	Nissan Motor Co. Ltd.	3.522%	9/17/25	990	921
[6]	Penn National Gaming Inc.	5.625%	1/15/27	35	32
	Ross Stores Inc.	0.875%	4/15/26	935	821
[6]	Royal Caribbean Cruises Ltd.	11.500%	6/1/25	24	26
	Starbucks Corp.	2.000%	3/12/27	116	104
	Toll Brothers Finance Corp.	4.875%	3/15/27	195	185
	Toll Brothers Finance Corp.	4.350%	2/15/28	75	68
	Toyota Motor Corp.	3.650%	8/18/25	1,565	1,522
	Toyota Motor Credit Corp.	2.500%	3/22/24	925	898
	Toyota Motor Credit Corp.	4.400%	9/20/24	2,200	2,181
	Toyota Motor Credit Corp.	1.450%	1/13/25	1,845	1,728
	Toyota Motor Credit Corp.	3.000%	4/1/25	1,950	1,874
	Toyota Motor Credit Corp.	3.950%	6/30/25	1,430	1,403
	Toyota Motor Credit Corp.	0.800%	10/16/25	2,115	1,896
	Toyota Motor Credit Corp.	5.400%	11/10/25	1,180	1,198
	Toyota Motor Credit Corp.	1.900%	1/13/27	2,700	2,414
	Toyota Motor Credit Corp.	3.050%	3/22/27	3,695	3,447
	Toyota Motor Credit Corp.	4.550%	9/20/27	2,240	2,210
[9]	Volkswagen Financial Services Australia Pty Ltd.	3.100%	4/17/23	390	265
[10]	Volkswagen Financial Services NV	1.125%	9/18/23	800	942
[6]	Volkswagen Group of America Finance LLC	3.350%	5/13/25	500	478
[8]	Volkswagen Leasing GmbH	1.375%	1/20/25	800	809
[8]	Volkswagen Leasing GmbH	0.375%	7/20/26	730	674
[6]	William Carter Co.	5.625%	3/15/27	85	82
[6]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	75	67
					118,219
Consumer Staples (4.8%)
[6]	7-Eleven Inc.	0.800%	2/10/24	3,924	3,733
[6]	7-Eleven Inc.	0.950%	2/10/26	2,300	2,012
	Altria Group Inc.	2.350%	5/6/25	1,719	1,617
	Altria Group Inc.	4.400%	2/14/26	1,089	1,067
	Altria Group Inc.	2.625%	9/16/26	1,000	916
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	2,503	2,411
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	625	597
	BAT Capital Corp.	3.222%	8/15/24	1,740	1,678
	BAT Capital Corp.	2.789%	9/6/24	250	239
[10]	BAT Capital Corp.	2.125%	8/15/25	295	326
	BAT Capital Corp.	3.215%	9/6/26	2,316	2,139
	BAT Capital Corp.	4.700%	4/2/27	3,200	3,074
	BAT Capital Corp.	3.557%	8/15/27	55	50
[6]	BAT International Finance plc	3.950%	6/15/25	2,455	2,358
	BAT International Finance plc	1.668%	3/25/26	5,180	4,586
[10]	BAT International Finance plc	4.000%	9/4/26	100	113
	Campbell Soup Co.	3.950%	3/15/25	670	655
[6]	Cargill Inc.	4.875%	10/10/25	890	887
[8]	CK Hutchison Europe Finance 18 Ltd.	1.250%	4/13/25	440	441
[8]	Coca-Cola Co.	1.875%	9/22/26	370	376
	Colgate-Palmolive Co.	3.100%	8/15/25	1,090	1,055
	Colgate-Palmolive Co.	3.100%	8/15/27	950	900
	Constellation Brands Inc.	4.750%	11/15/24	913	907
	Constellation Brands Inc.	4.400%	11/15/25	724	712
	Constellation Brands Inc.	4.750%	12/1/25	215	214
	Constellation Brands Inc.	3.700%	12/6/26	200	190
	Constellation Brands Inc.	3.500%	5/9/27	915	856
	Constellation Brands Inc.	4.350%	5/9/27	1,770	1,722
	Costco Wholesale Corp.	1.375%	6/20/27	1,340	1,175

14

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Diageo Capital plc	5.200%	10/24/25	740	748
	Diageo Capital plc	5.300%	10/24/27	1,040	1,064
	Dollar General Corp.	4.625%	11/1/27	1,250	1,228
	Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	166	165
	GSK Consumer Healthcare Capital US LLC	3.125%	3/24/25	4,875	4,643
	GSK Consumer Healthcare Capital US LLC	3.375%	3/24/27	1,941	1,808
	J M Smucker Co.	3.500%	3/15/25	831	804
[6]	JDE Peet's NV	1.375%	1/15/27	910	769
	Keurig Dr Pepper Inc.	0.750%	3/15/24	585	556
	Keurig Dr Pepper Inc.	4.417%	5/25/25	263	260
	Kimberly-Clark de Mexico SAB de CV	3.250%	3/12/25	350	331
	Kraft Heinz Foods Co.	3.000%	6/1/26	600	562
	Kraft Heinz Foods Co.	3.875%	5/15/27	1,724	1,647
	Kroger Co.	4.000%	2/1/24	302	298
	Kroger Co.	3.500%	2/1/26	1,470	1,403
[6]	Lamb Weston Holdings Inc.	4.875%	5/15/28	75	71
[8]	Louis Dreyfus Co. Finance BV	2.375%	11/27/25	300	305
	McCormick & Co. Inc.	3.150%	8/15/24	286	277
	McCormick & Co. Inc.	3.400%	8/15/27	600	560
	Mead Johnson Nutrition Co.	4.125%	11/15/25	100	98
	Molson Coors Beverage Co.	3.000%	7/15/26	1,095	1,017
[6]	Mondelez International Holdings Netherlands BV	2.250%	9/19/24	2,275	2,163
[6]	Mondelez International Holdings Netherlands BV	0.750%	9/24/24	690	638
[6]	Mondelez International Holdings Netherlands BV	1.250%	9/24/26	1,990	1,730
	Mondelez International Inc.	1.500%	5/4/25	2,483	2,301
	Mondelez International Inc.	2.625%	3/17/27	970	881
[6]	Nestle Holdings Inc.	3.500%	9/24/25	1,055	1,025
	Pepsico Inc.	3.600%	2/18/28	1,505	1,446
[6]	Performance Food Group Inc.	6.875%	5/1/25	35	35
[6]	Performance Food Group Inc.	5.500%	10/15/27	150	142
	Philip Morris International Inc.	5.125%	11/15/24	1,815	1,817
	Philip Morris International Inc.	1.500%	5/1/25	1,200	1,110
	Philip Morris International Inc.	5.000%	11/17/25	2,305	2,317
	Philip Morris International Inc.	2.750%	2/25/26	500	469
[8]	Philip Morris International Inc.	2.875%	3/3/26	645	667
	Philip Morris International Inc.	0.875%	5/1/26	1,150	1,011
	Philip Morris International Inc.	5.125%	11/17/27	3,655	3,690
[6]	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	3,825	3,693
[6]	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	500	464
	Reynolds American Inc.	4.450%	6/12/25	5,506	5,388
	Target Corp.	1.950%	1/15/27	1,044	948
	Tyson Foods Inc.	3.950%	8/15/24	2,682	2,639
	Tyson Foods Inc.	4.000%	3/1/26	1,865	1,804
	Walmart Inc.	3.900%	9/9/25	7,260	7,154
	Walmart Inc.	3.950%	9/9/27	4,695	4,638
					103,790
Energy (5.8%)
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	2.061%	12/15/26	800	717
	BP Capital Markets America Inc.	3.796%	9/21/25	1,500	1,473
	BP Capital Markets America Inc.	3.410%	2/11/26	1,080	1,038
	BP Capital Markets America Inc.	3.119%	5/4/26	2,000	1,897
	BP Capital Markets America Inc.	3.017%	1/16/27	1,085	1,012
	BP Capital Markets plc	3.279%	9/19/27	1,562	1,468
	Buckeye Partners LP	4.150%	7/1/23	95	94
	Canadian Natural Resources Ltd.	3.800%	4/15/24	705	692
	Canadian Natural Resources Ltd.	3.900%	2/1/25	430	418
	Canadian Natural Resources Ltd.	2.050%	7/15/25	620	577
	Canadian Natural Resources Ltd.	3.850%	6/1/27	2,375	2,242
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	4,635	4,717
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	4,430	4,455
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	2,070	2,049
	Cheniere Energy Inc.	4.625%	10/15/28	125	113
	Chevron Corp.	1.554%	5/11/25	1,116	1,038
	Chevron Corp.	2.954%	5/16/26	200	190
[6]	CNX Resources Corp.	7.250%	3/14/27	14	14
	ConocoPhillips Co.	2.400%	3/7/25	780	742
	Continental Resources Inc.	3.800%	6/1/24	429	417
[6]	Continental Resources Inc.	2.268%	11/15/26	800	694
	Coterra Energy Inc.	3.900%	5/15/27	512	478
[6]	CrownRock LP / CrownRock Finance Inc.	5.625%	10/15/25	55	53
	DCP Midstream Operating LP	5.625%	7/15/27	58	58
	Devon Energy Corp.	5.250%	9/15/24	2,315	2,315
	Devon Energy Corp.	5.850%	12/15/25	400	408
	Diamondback Energy Inc.	3.250%	12/1/26	2,600	2,422
[6]	DT Midstream Inc.	4.125%	6/15/29	110	94
	Eastern Gas Transmission & Storage Inc.	3.600%	12/15/24	221	213
	Ecopetrol SA	5.875%	9/18/23	762	758
	Empresa Nacional del Petroleo	4.375%	10/30/24	771	751
	Empresa Nacional del Petroleo	3.750%	8/5/26	495	464
	Empresa Nacional del Petroleo	5.250%	11/6/29	200	194
	Enable Midstream Partners LP	3.900%	5/15/24	210	205
	Enable Midstream Partners LP	4.400%	3/15/27	1,700	1,617
	Enbridge Energy Partners LP	5.875%	10/15/25	820	833
	Enbridge Inc.	3.500%	6/10/24	1,085	1,056
	Enbridge Inc.	2.500%	1/15/25	1,528	1,446
	Enbridge Inc.	2.500%	2/14/25	856	808
	Enbridge Inc.	1.600%	10/4/26	900	788
	Enbridge Inc.	4.250%	12/1/26	150	144
	Enbridge Inc.	3.700%	7/15/27	1,090	1,022
	Enbridge Inc.	7.375%	1/15/83	700	684
	Energy Transfer LP	4.250%	3/15/23	599	598
	Energy Transfer LP	5.875%	1/15/24	650	652
	Energy Transfer LP	4.900%	2/1/24	1,310	1,294
	Energy Transfer LP	4.250%	4/1/24	1,505	1,478
	Energy Transfer LP	4.500%	4/15/24	1,505	1,484
	Energy Transfer LP	4.050%	3/15/25	1,910	1,851
	Energy Transfer LP	5.950%	12/1/25	250	254
	Energy Transfer LP	4.750%	1/15/26	95	93
	Energy Transfer LP	5.500%	6/1/27	240	238
	Energy Transfer LP	5.550%	2/15/28	1,220	1,209
	Energy Transfer LP / Regency Energy Finance Corp.	4.500%	11/1/23	2,153	2,134
[6]	Eni SpA	4.000%	9/12/23	1,845	1,826
	EnLink Midstream Partners LP	4.850%	7/15/26	85	80
	Enterprise Products Operating LLC	3.900%	2/15/24	875	862
	Enterprise Products Operating LLC	3.700%	2/15/26	955	920
[6]	EQM Midstream Partners LP	6.000%	7/1/25	35	34
[6]	EQM Midstream Partners LP	7.500%	6/1/27	105	103
	EQT Corp.	6.125%	2/1/25	623	625
	EQT Corp.	5.678%	10/1/25	335	334
[6]	EQT Corp.	3.125%	5/15/26	50	46
	EQT Corp.	3.900%	10/1/27	1,000	923
	Exxon Mobil Corp.	2.992%	3/19/25	864	833
	Exxon Mobil Corp.	3.043%	3/1/26	2,000	1,909
[8]	Gazprom PJSC Via Gaz Capital SA	3.125%	11/17/23	100	76
[8]	Gazprom PJSC Via Gaz Capital SA	2.949%	1/24/24	570	427
[8]	Gazprom PJSC Via Gaz Capital SA	2.250%	11/22/24	100	76
	Harvest Operations Corp.	1.000%	4/26/24	560	529
	KazMunayGas National Co. JSC	4.750%	4/24/25	200	193
[6]	KazMunayGas National Co. JSC	6.375%	10/24/48	400	330
	Kinder Morgan Energy Partners LP	4.150%	2/1/24	370	365

15

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	505	499
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	155	152
	Kinder Morgan Inc.	3.150%	1/15/23	1,375	1,374
	Kinder Morgan Inc.	4.300%	6/1/25	835	820
	Kinder Morgan Inc.	1.750%	11/15/26	900	794
	Marathon Petroleum Corp.	3.625%	9/15/24	1,045	1,017
	Marathon Petroleum Corp.	4.700%	5/1/25	3,492	3,441
	Marathon Petroleum Corp.	5.125%	12/15/26	1,830	1,823
	MPLX LP	4.875%	12/1/24	920	912
	MPLX LP	4.875%	6/1/25	930	919
	MPLX LP	1.750%	3/1/26	3,260	2,910
	Newfield Exploration Co.	5.375%	1/1/26	1,211	1,199
	Nustar Logistics LP	5.750%	10/1/25	140	135
	Occidental Petroleum Corp.	6.950%	7/1/24	56	57
	Occidental Petroleum Corp.	5.875%	9/1/25	140	140
	Occidental Petroleum Corp.	5.500%	12/1/25	90	90
	ONEOK Inc.	2.750%	9/1/24	480	460
	ONEOK Inc.	2.200%	9/15/25	735	675
	ONEOK Inc.	5.850%	1/15/26	3,196	3,240
	ONEOK Partners LP	4.900%	3/15/25	320	316
	Pertamina Persero PT	4.300%	5/20/23	1,688	1,675
	Pertamina Persero PT	1.400%	2/9/26	567	505
	Petroleos Mexicanos	4.625%	9/21/23	1	1
	Phillips 66	0.900%	2/15/24	815	780
	Phillips 66	3.850%	4/9/25	675	658
	Phillips 66	1.300%	2/15/26	1,000	894
[6]	Phillips 66 Co.	3.605%	2/15/25	665	644
	Pioneer Natural Resources Co.	1.125%	1/15/26	1,290	1,150
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	1,150	1,114
	Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	2,013	1,971
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	1,129	1,085
[6]	SA Global Sukuk Ltd.	0.946%	6/17/24	1,040	978
	SA Global Sukuk Ltd.	0.946%	6/17/24	925	869
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	1,736	1,737
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	3,925	3,934
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	2,906	2,940
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	475	466
	Saudi Arabian Oil Co.	2.875%	4/16/24	400	388
	Schlumberger Finance Canada Ltd.	1.400%	9/17/25	755	692
	Shell International Finance BV	3.250%	5/11/25	1,807	1,751
[6]	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	800	796
	Solar Applied Materials Technology Corp.	4.000%	10/1/27	741	693
[11]	Southern Gas Corridor CJSC	6.875%	3/24/26	400	409
	Spectra Energy Partners LP	4.750%	3/15/24	340	338
	Spectra Energy Partners LP	3.500%	3/15/25	365	351
	Spectra Energy Partners LP	3.375%	10/15/26	596	556
	State Oil Co. of the Azerbaijan Republic	4.750%	3/13/23	225	224
	Suvidhaa Infoserve Ltd.	3.900%	7/15/26	392	371
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	129	130
	TotalEnergies Capital International SA	2.434%	1/10/25	1,798	1,718
	TransCanada PipeLines Ltd.	1.000%	10/12/24	3,210	2,973
	TransCanada PipeLines Ltd.	4.875%	1/15/26	875	871
	Western Midstream Operating LP	4.650%	7/1/26	115	109
	Western Midstream Operating LP	4.300%	2/1/30	180	158
	Williams Cos. Inc.	4.500%	11/15/23	662	657
	Williams Cos. Inc.	4.300%	3/4/24	400	395
	Williams Cos. Inc.	4.550%	6/24/24	3,770	3,728
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Williams Cos. Inc.	4.000%	9/15/25	345	335
	Williams Cos. Inc.	3.750%	6/15/27	955	900
					125,561
Financials (28.5%)
	ABN AMRO Bank NV	4.400%	3/27/28	800	784
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	1,955	1,940
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.150%	10/29/23	1,740	1,674
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.150%	2/15/24	1,950	1,891
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.875%	8/14/24	1,680	1,589
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.650%	10/29/24	5,700	5,264
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.750%	10/29/24	2,900	2,674
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	1/15/25	930	888
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	770	782
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	1,205	1,160
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.750%	1/30/26	2,054	1,810
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.450%	10/29/26	3,233	2,827
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	597	541
	Affiliated Managers Group Inc.	3.500%	8/1/25	300	288
	Aflac Inc.	1.125%	3/15/26	565	500
	Air Lease Corp.	4.250%	2/1/24	580	570
	Air Lease Corp.	2.300%	2/1/25	1,470	1,370
	Air Lease Corp.	3.250%	3/1/25	90	85
	Air Lease Corp.	3.375%	7/1/25	1,245	1,174
	Air Lease Corp.	2.875%	1/15/26	2,285	2,116
	Air Lease Corp.	3.750%	6/1/26	1,000	937
	Air Lease Corp.	2.200%	1/15/27	900	786
	Aircastle Ltd.	4.125%	5/1/24	210	203
	Allstate Corp.	0.750%	12/15/25	330	293
	Ally Financial Inc.	3.875%	5/21/24	1,505	1,467
	Ally Financial Inc.	5.125%	9/30/24	55	55
	Ally Financial Inc.	4.625%	3/30/25	100	98
	Ally Financial Inc.	5.800%	5/1/25	60	60
	Ally Financial Inc.	4.750%	6/9/27	1,000	939
	American Express Co.	2.500%	7/30/24	1,999	1,924
	American Express Co.	3.000%	10/30/24	913	884
	American Express Co.	2.250%	3/4/25	800	756
	American Express Co.	3.950%	8/1/25	3,975	3,896
	American Express Co.	4.200%	11/6/25	500	494
	American Express Co.	2.550%	3/4/27	1,843	1,678
	American Express Co.	5.850%	11/5/27	2,200	2,286
	American International Group Inc.	2.500%	6/30/25	1,731	1,631
	American International Group Inc.	3.900%	4/1/26	299	289
	Ameriprise Financial Inc.	3.000%	4/2/25	740	709
	Ameriprise Financial Inc.	2.875%	9/15/26	341	317
[6]	Antares Holdings LP	2.750%	1/15/27	1,061	849
	Aon Corp. / Aon Global Holdings plc	2.850%	5/28/27	1,000	916
	Aon plc	3.500%	6/14/24	1,250	1,221
	Aon plc	3.875%	12/15/25	400	390
[6]	Apollo Management Holdings LP	4.000%	5/30/24	165	160
	Ares Capital Corp.	2.150%	7/15/26	1,000	848
[6]	Athene Global Funding	0.950%	1/8/24	1,105	1,052
[6]	Athene Global Funding	0.914%	8/19/24	360	330
[8]	Athene Global Funding	1.125%	9/2/25	1,505	1,461
[6]	Australia & New Zealand Banking Group Ltd.	2.950%	7/22/30	2,155	1,946

16

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7,9]	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate + 2.000%	5.029%	7/26/29	1,424	972
[10]	Aviva plc	6.125%	11/14/36	240	290
[6]	Avolon Holdings Funding Ltd.	4.250%	4/15/26	840	762
	Banco Santander SA	2.706%	6/27/24	600	576
	Banco Santander SA	0.701%	6/30/24	415	404
	Banco Santander SA	2.746%	5/28/25	2,040	1,910
	Banco Santander SA	5.147%	8/18/25	800	792
	Banco Santander SA	1.849%	3/25/26	750	666
	Banco Santander SA	5.294%	8/18/27	400	390
	Banco Santander SA	1.722%	9/14/27	1,000	855
[7,9]	Banco Santander SA, 3M Australian Bank Bill Rate + 1.650%	4.612%	1/19/23	600	409
	Bank of America Corp.	4.200%	8/26/24	820	807
	Bank of America Corp.	4.000%	1/22/25	3,104	3,038
	Bank of America Corp.	1.843%	2/4/25	3,430	3,286
	Bank of America Corp.	3.458%	3/15/25	300	292
	Bank of America Corp.	3.950%	4/21/25	2,690	2,621
	Bank of America Corp.	0.976%	4/22/25	1,890	1,771
	Bank of America Corp.	3.841%	4/25/25	1,100	1,074
	Bank of America Corp.	0.981%	9/25/25	1,700	1,568
	Bank of America Corp.	3.093%	10/1/25	2,446	2,343
	Bank of America Corp.	2.456%	10/22/25	750	709
	Bank of America Corp.	3.366%	1/23/26	1,678	1,601
	Bank of America Corp.	2.015%	2/13/26	1,974	1,830
	Bank of America Corp.	4.450%	3/3/26	2,071	2,029
	Bank of America Corp.	3.384%	4/2/26	3,900	3,724
	Bank of America Corp.	1.319%	6/19/26	2,695	2,428
	Bank of America Corp.	4.827%	7/22/26	2,930	2,897
	Bank of America Corp.	4.250%	10/22/26	840	812
	Bank of America Corp.	1.197%	10/24/26	1,440	1,283
	Bank of America Corp.	1.658%	3/11/27	1,485	1,312
	Bank of America Corp.	3.559%	4/23/27	871	816
	Bank of America Corp.	1.734%	7/22/27	4,675	4,098
	Bank of America Corp.	3.248%	10/21/27	2,100	1,941
	Bank of America Corp.	3.824%	1/20/28	1,700	1,587
	Bank of America Corp.	2.551%	2/4/28	3,089	2,743
	Bank of America Corp.	3.705%	4/24/28	600	556
	Bank of America Corp.	4.376%	4/27/28	1,000	956
	Bank of America Corp.	4.948%	7/22/28	2,440	2,384
	Bank of America Corp.	6.204%	11/10/28	4,190	4,313
	Bank of America Corp.	3.419%	12/20/28	350	317
	Bank of Montreal	4.250%	9/14/24	2,400	2,367
	Bank of Montreal	3.700%	6/7/25	700	679
	Bank of Montreal	1.250%	9/15/26	800	701
	Bank of Montreal	0.949%	1/22/27	925	817
	Bank of Montreal	4.700%	9/14/27	400	396
	Bank of Montreal	4.338%	10/5/28	3,138	3,076
	Bank of New York Mellon Corp.	1.600%	4/24/25	633	588
	Bank of New York Mellon Corp.	5.224%	11/21/25	2,490	2,488
	Bank of New York Mellon Corp.	4.414%	7/24/26	1,800	1,774
	Bank of New York Mellon Corp.	2.450%	8/17/26	300	276
	Bank of New York Mellon Corp.	3.442%	2/7/28	1,498	1,406
	Bank of New York Mellon Corp.	5.802%	10/25/28	1,370	1,415
	Bank of Nova Scotia	0.650%	7/31/24	740	690
	Bank of Nova Scotia	5.250%	12/6/24	2,000	2,002
	Bank of Nova Scotia	1.450%	1/10/25	500	465
	Bank of Nova Scotia	2.200%	2/3/25	2,300	2,166
	Bank of Nova Scotia	3.450%	4/11/25	1,400	1,349
	Bank of Nova Scotia	1.300%	6/11/25	1,470	1,347
	Bank of Nova Scotia	4.500%	12/16/25	1,470	1,442
	Bank of Nova Scotia	2.700%	8/3/26	400	370
	Bank of Nova Scotia	1.950%	2/2/27	840	748
	Barclays plc	4.375%	9/11/24	1,780	1,742
	Barclays plc	3.650%	3/16/25	1,487	1,427
	Barclays plc	3.932%	5/7/25	1,965	1,905
	Barclays plc	4.375%	1/12/26	1,796	1,733
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Barclays plc	2.852%	5/7/26	1,240	1,151
	Barclays plc	5.200%	5/12/26	975	948
	Barclays plc	5.304%	8/9/26	1,300	1,291
	Barclays plc	7.325%	11/2/26	3,890	4,033
	Barclays plc	2.279%	11/24/27	320	277
	Barclays plc	5.501%	8/9/28	800	778
	Barclays plc	7.385%	11/2/28	2,290	2,382
[8]	Berkshire Hathaway Inc.	1.125%	3/16/27	200	192
[6]	BPCE SA	2.375%	1/14/25	1,000	932
[7,9]	BPCE SA, 3M Australian Bank Bill Rate + 1.100%	4.129%	4/26/23	360	245
	Brown & Brown Inc.	4.200%	9/15/24	1,120	1,099
	Canadian Imperial Bank of Commerce	3.300%	4/7/25	1,192	1,144
	Canadian Imperial Bank of Commerce	3.945%	8/4/25	1,500	1,467
	Canadian Imperial Bank of Commerce	1.250%	6/22/26	2,460	2,163
	Canadian Imperial Bank of Commerce	3.450%	4/7/27	600	564
[8]	Capital One Financial Corp.	0.800%	6/12/24	500	508
	Capital One Financial Corp.	3.300%	10/30/24	500	483
	Capital One Financial Corp.	4.166%	5/9/25	1,534	1,498
	Capital One Financial Corp.	4.200%	10/29/25	730	706
	Capital One Financial Corp.	2.636%	3/3/26	2,600	2,438
	Capital One Financial Corp.	3.750%	3/9/27	730	693
	Capital One Financial Corp.	1.878%	11/2/27	4,750	4,154
	Capital One Financial Corp.	4.927%	5/10/28	1,400	1,356
	Capital One NA	2.280%	1/28/26	1,535	1,435
	Charles Schwab Corp.	3.625%	4/1/25	1,530	1,490
	Charles Schwab Corp.	3.850%	5/21/25	1,765	1,724
	Charles Schwab Corp.	0.900%	3/11/26	885	784
	Charles Schwab Corp.	1.150%	5/13/26	850	756
	Charles Schwab Corp.	2.450%	3/3/27	1,370	1,252
	Charles Schwab Corp.	3.300%	4/1/27	663	628
	Chubb INA Holdings Inc.	3.350%	5/15/24	1,278	1,251
[8]	Chubb INA Holdings Inc.	0.300%	12/15/24	685	682
	Chubb INA Holdings Inc.	3.150%	3/15/25	148	143
	Chubb INA Holdings Inc.	3.350%	5/3/26	1,718	1,646
	Citigroup Inc.	3.875%	3/26/25	795	774
	Citigroup Inc.	3.352%	4/24/25	900	873
	Citigroup Inc.	3.300%	4/27/25	395	382
	Citigroup Inc.	0.981%	5/1/25	1,105	1,034
	Citigroup Inc.	4.140%	5/24/25	3,723	3,666
	Citigroup Inc.	4.400%	6/10/25	1,087	1,067
	Citigroup Inc.	5.500%	9/13/25	60	60
	Citigroup Inc.	1.281%	11/3/25	600	553
	Citigroup Inc.	2.014%	1/25/26	1,310	1,213
	Citigroup Inc.	4.600%	3/9/26	1,984	1,952
	Citigroup Inc.	3.290%	3/17/26	800	761
	Citigroup Inc.	3.106%	4/8/26	2,220	2,100
	Citigroup Inc.	3.400%	5/1/26	800	760
	Citigroup Inc.	5.610%	9/29/26	800	802
	Citigroup Inc.	3.200%	10/21/26	2,391	2,216
	Citigroup Inc.	4.300%	11/20/26	1,228	1,185
	Citigroup Inc.	1.122%	1/28/27	1,200	1,046
	Citigroup Inc.	1.462%	6/9/27	2,860	2,482
	Citigroup Inc.	4.450%	9/29/27	1,104	1,055
	Citigroup Inc.	3.887%	1/10/28	1,290	1,206
	Citigroup Inc.	3.070%	2/24/28	1,850	1,669
	Citigroup Inc.	4.658%	5/24/28	980	948
	Citigroup Inc.	3.668%	7/24/28	2,294	2,107
	CNO Financial Group Inc.	5.250%	5/30/25	750	745
[7,9]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.800%	4.942%	9/10/30	600	405
[6]	Cooperatieve Rabobank UA	2.625%	7/22/24	1,015	974
	Cooperatieve Rabobank UA	3.875%	8/22/24	270	265
	Cooperatieve Rabobank UA	4.375%	8/4/25	750	732
	Cooperatieve Rabobank UA	3.750%	7/21/26	1,470	1,384

17

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Corebridge Financial Inc.	3.500%	4/4/25	1,735	1,663
[6]	Corebridge Financial Inc.	3.650%	4/5/27	2,928	2,728
	Credit Suisse AG	4.750%	8/9/24	900	860
	Credit Suisse AG	3.625%	9/9/24	870	812
	Credit Suisse AG	2.950%	4/9/25	550	496
[8]	Credit Suisse AG	1.500%	4/10/26	500	462
	Credit Suisse Group AG	3.750%	3/26/25	2,026	1,830
	Credit Suisse Group AG	4.550%	4/17/26	1,044	929
[7,9]	Credit Suisse Group AG, 3M Australian Bank Bill Rate + 1.250%	4.372%	3/8/24	310	203
[6]	Danske Bank A/S	0.976%	9/10/25	1,250	1,139
[6]	Danske Bank A/S	1.549%	9/10/27	297	254
[8]	Danske Bank A/S	1.000%	5/15/31	100	92
[8]	de Volksbank NV	0.250%	6/22/26	800	742
	Deutsche Bank AG	0.898%	5/28/24	1,250	1,169
	Deutsche Bank AG	2.222%	9/18/24	935	903
	Deutsche Bank AG	1.447%	4/1/25	1,060	985
	Deutsche Bank AG	6.119%	7/14/26	1,000	995
	Deutsche Bank AG	2.129%	11/24/26	2,250	1,985
	Deutsche Bank AG	2.311%	11/16/27	1,424	1,210
	Deutsche Bank AG	2.552%	1/7/28	1,000	851
	Discover Bank	2.450%	9/12/24	1,050	998
	Discover Bank	3.450%	7/27/26	1,140	1,050
	Discover Bank	4.682%	8/9/28	550	529
	Discover Financial Services	3.950%	11/6/24	165	161
	Discover Financial Services	3.750%	3/4/25	200	193
[6]	DNB Bank ASA	1.127%	9/16/26	1,420	1,254
[6]	F&G Global Funding	0.900%	9/20/24	320	293
[6]	F&G Global Funding	1.750%	6/30/26	590	526
[6]	Fidelity & Guaranty Life Holdings Inc.	5.500%	5/1/25	264	260
	Fifth Third Bancorp	3.650%	1/25/24	337	332
	First-Citizens Bank & Trust Co.	3.929%	6/19/24	250	248
	First-Citizens Bank & Trust Co.	2.969%	9/27/25	515	486
[6]	Five Corners Funding Trust	4.419%	11/15/23	866	858
	FS KKR Capital Corp.	3.400%	1/15/26	440	391
	GATX Corp.	3.250%	3/30/25	60	57
	GATX Corp.	3.250%	9/15/26	490	456
	Goldman Sachs Group Inc.	3.625%	2/20/24	1,720	1,691
	Goldman Sachs Group Inc.	3.000%	3/15/24	1,010	985
	Goldman Sachs Group Inc.	3.850%	7/8/24	565	554
	Goldman Sachs Group Inc.	0.657%	9/10/24	5,275	5,076
	Goldman Sachs Group Inc.	5.700%	11/1/24	2,000	2,023
	Goldman Sachs Group Inc.	3.500%	1/23/25	1,845	1,785
	Goldman Sachs Group Inc.	1.757%	1/24/25	1,865	1,785
	Goldman Sachs Group Inc.	3.500%	4/1/25	2,960	2,850
	Goldman Sachs Group Inc.	3.750%	5/22/25	2,621	2,537
	Goldman Sachs Group Inc.	3.272%	9/29/25	1,747	1,680
	Goldman Sachs Group Inc.	4.250%	10/21/25	1,895	1,854
	Goldman Sachs Group Inc.	0.855%	2/12/26	1,025	927
	Goldman Sachs Group Inc.	3.750%	2/25/26	910	877
	Goldman Sachs Group Inc.	3.500%	11/16/26	845	794
	Goldman Sachs Group Inc.	1.093%	12/9/26	2,985	2,635
	Goldman Sachs Group Inc.	1.431%	3/9/27	3,375	2,953
	Goldman Sachs Group Inc.	1.542%	9/10/27	1,850	1,598
	Goldman Sachs Group Inc.	1.948%	10/21/27	2,310	2,016
	Goldman Sachs Group Inc.	2.640%	2/24/28	2,267	2,017
	Goldman Sachs Group Inc.	3.615%	3/15/28	3,696	3,432
[10]	Goldman Sachs Group Inc.	7.250%	4/10/28	200	259
	Goldman Sachs Group Inc.	3.691%	6/5/28	1,500	1,393
	Goldman Sachs Group Inc.	4.482%	8/23/28	1,600	1,530
	Hanover Insurance Group Inc.	4.500%	4/15/26	300	292
[9]	HSBC Holdings plc	3.350%	2/16/24	291	198
	HSBC Holdings plc	4.250%	3/14/24	1,225	1,204
	HSBC Holdings plc	0.976%	5/24/25	1,800	1,665
	HSBC Holdings plc	4.250%	8/18/25	1,700	1,637
	HSBC Holdings plc	2.633%	11/7/25	1,584	1,492
	HSBC Holdings plc	4.300%	3/8/26	770	745
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	HSBC Holdings plc	2.999%	3/10/26	1,590	1,494
	HSBC Holdings plc	1.645%	4/18/26	3,780	3,413
	HSBC Holdings plc	3.900%	5/25/26	1,248	1,190
	HSBC Holdings plc	2.099%	6/4/26	4,181	3,811
	HSBC Holdings plc	4.292%	9/12/26	2,070	1,986
	HSBC Holdings plc	1.589%	5/24/27	2,680	2,310
[10]	HSBC Holdings plc	1.750%	7/24/27	200	208
	HSBC Holdings plc	2.251%	11/22/27	1,200	1,040
	HSBC Holdings plc	4.041%	3/13/28	2,320	2,140
	HSBC Holdings plc	4.755%	6/9/28	1,400	1,326
	HSBC Holdings plc	5.210%	8/11/28	1,680	1,618
	HSBC Holdings plc	7.390%	11/3/28	2,350	2,466
[7,9]	HSBC Holdings plc, 3M Australian Bank Bill Rate + 1.100%	4.150%	2/16/24	686	466
	Huntington Bancshares Inc.	4.443%	8/4/28	640	608
	ING Groep NV	3.550%	4/9/24	200	196
	ING Groep NV	1.726%	4/1/27	580	511
	Intercontinental Exchange Inc.	3.650%	5/23/25	800	783
	Intercontinental Exchange Inc.	3.750%	12/1/25	1,086	1,057
	Intercontinental Exchange Inc.	4.000%	9/15/27	1,700	1,642
[6]	Intesa Sanpaolo SpA	3.250%	9/23/24	800	758
	Invesco Finance plc	4.000%	1/30/24	1,370	1,359
	Invesco Finance plc	3.750%	1/15/26	406	390
[8]	JAB Holdings BV	1.000%	12/20/27	100	92
	Jackson Financial Inc.	1.125%	11/22/23	635	612
	JPMorgan Chase & Co.	3.220%	3/1/25	4,167	4,050
	JPMorgan Chase & Co.	0.824%	6/1/25	4,048	3,776
	JPMorgan Chase & Co.	0.969%	6/23/25	2,700	2,518
	JPMorgan Chase & Co.	3.900%	7/15/25	1,230	1,204
	JPMorgan Chase & Co.	2.301%	10/15/25	3,610	3,398
	JPMorgan Chase & Co.	1.561%	12/10/25	1,400	1,295
	JPMorgan Chase & Co.	2.005%	3/13/26	3,174	2,938
	JPMorgan Chase & Co.	2.083%	4/22/26	3,680	3,415
	JPMorgan Chase & Co.	4.080%	4/26/26	2,075	2,017
	JPMorgan Chase & Co.	3.200%	6/15/26	1,138	1,076
	JPMorgan Chase & Co.	1.045%	11/19/26	4,934	4,356
	JPMorgan Chase & Co.	4.125%	12/15/26	688	665
	JPMorgan Chase & Co.	1.040%	2/4/27	2,460	2,142
	JPMorgan Chase & Co.	1.578%	4/22/27	3,700	3,257
	JPMorgan Chase & Co.	1.470%	9/22/27	2,150	1,858
	JPMorgan Chase & Co.	3.782%	2/1/28	910	851
	JPMorgan Chase & Co.	2.947%	2/24/28	155	140
	JPMorgan Chase & Co.	4.323%	4/26/28	3,414	3,255
	JPMorgan Chase & Co.	2.182%	6/1/28	500	436
	JPMorgan Chase & Co.	4.851%	7/25/28	2,420	2,363
	Kemper Corp.	4.350%	2/15/25	290	282
	KeyBank NA	4.150%	8/8/25	700	685
	KeyBank NA	5.850%	11/15/27	730	751
[6]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	5.250%	10/1/25	120	113
	Lazard Group LLC	3.750%	2/13/25	230	222
[12,13]	Lehman Brothers E-Capital Trust I	1.000%	8/19/65	210	—
	Lloyds Banking Group plc	3.900%	3/12/24	500	491
	Lloyds Banking Group plc	4.582%	12/10/25	1,475	1,425
	Lloyds Banking Group plc	4.716%	8/11/26	1,200	1,172
	Lloyds Banking Group plc	3.750%	1/11/27	1,020	949
	Lloyds Banking Group plc	1.627%	5/11/27	585	506
	Lloyds Banking Group plc	3.750%	3/18/28	300	277
[6]	LSEGA Financing plc	0.650%	4/6/24	1,200	1,127
[8]	Luminor Bank A/S	0.792%	12/3/24	156	156
	M&T Bank Corp.	4.553%	8/16/28	2,400	2,323
[7,9]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 2.900%	6.010%	5/28/30	1,460	1,010
[6]	Macquarie Group Ltd.	1.340%	1/12/27	1,270	1,104
	Manufacturers & Traders Trust Co.	5.400%	11/21/25	460	463
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	882	856
[6]	Metropolitan Life Global Funding I	0.400%	1/7/24	660	629

18

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	610	587
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	925	866
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	1,115	1,085
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	1,430	1,299
	Mitsubishi UFJ Financial Group Inc.	4.788%	7/18/25	600	594
	Mitsubishi UFJ Financial Group Inc.	0.953%	7/19/25	2,440	2,268
	Mitsubishi UFJ Financial Group Inc.	5.063%	9/12/25	1,600	1,590
	Mitsubishi UFJ Financial Group Inc.	0.962%	10/11/25	1,100	1,011
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	505	462
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	2,185	1,897
	Mitsubishi UFJ Financial Group Inc.	1.640%	10/13/27	800	692
	Mitsubishi UFJ Financial Group Inc.	2.341%	1/19/28	1,800	1,586
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/28	500	488
[7,9]	Mitsubishi UFJ Financial Group Inc., 3M Australian Bank Bill Rate + 1.250%	4.515%	10/1/24	400	272
	Mizuho Financial Group Inc.	2.555%	9/13/25	1,052	993
[6]	Mizuho Financial Group Inc.	3.477%	4/12/26	300	281
	Mizuho Financial Group Inc.	2.226%	5/25/26	1,110	1,022
	Mizuho Financial Group Inc.	1.234%	5/22/27	1,630	1,411
	Mizuho Financial Group Inc.	1.554%	7/9/27	1,300	1,131
	Morgan Stanley	0.529%	1/25/24	1,105	1,098
	Morgan Stanley	0.731%	4/5/24	1,055	1,040
	Morgan Stanley	3.700%	10/23/24	1,115	1,089
	Morgan Stanley	0.791%	1/22/25	1,800	1,705
	Morgan Stanley	0.790%	5/30/25	5,715	5,325
	Morgan Stanley	2.720%	7/22/25	3,933	3,762
	Morgan Stanley	4.000%	7/23/25	2,362	2,308
	Morgan Stanley	0.864%	10/21/25	390	358
	Morgan Stanley	1.164%	10/21/25	1,200	1,104
	Morgan Stanley	5.000%	11/24/25	2,820	2,811
	Morgan Stanley	3.875%	1/27/26	3,100	3,002
	Morgan Stanley	2.188%	4/28/26	2,800	2,598
[8]	Morgan Stanley	2.103%	5/8/26	667	680
	Morgan Stanley	4.679%	7/17/26	700	689
	Morgan Stanley	3.125%	7/27/26	395	368
	Morgan Stanley	4.350%	9/8/26	1,505	1,463
	Morgan Stanley	6.138%	10/16/26	2,000	2,045
	Morgan Stanley	0.985%	12/10/26	1,842	1,617
	Morgan Stanley	3.625%	1/20/27	2,130	2,011
	Morgan Stanley	3.950%	4/23/27	856	810
	Morgan Stanley	1.593%	5/4/27	2,005	1,760
	Morgan Stanley	1.512%	7/20/27	2,450	2,128
[8]	Morgan Stanley	0.406%	10/29/27	314	290
	Morgan Stanley	2.475%	1/21/28	2,670	2,372
	Morgan Stanley	4.210%	4/20/28	900	855
	Morgan Stanley	3.591%	7/22/28	500	460
	Morgan Stanley	6.296%	10/18/28	4,000	4,123
[6]	Nationwide Building Society	1.500%	10/13/26	300	259
[8]	Nationwide Building Society	2.000%	7/25/29	1,485	1,497
	Natwest Group plc	3.073%	5/22/28	400	357
	NatWest Group plc	4.269%	3/22/25	2,553	2,493
[8]	NatWest Group plc	1.750%	3/2/26	400	403
	NatWest Group plc	4.800%	4/5/26	900	880
	NatWest Group plc	1.642%	6/14/27	700	607
	NatWest Group plc	5.516%	9/30/28	300	297
	NatWest Group plc	3.754%	11/1/29	1,180	1,095
[10]	NatWest Group plc	2.105%	11/28/31	200	200
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	NatWest Markets plc	0.125%	11/12/25	300	287
[10]	NIBC Bank NV	3.125%	11/15/23	1,000	1,181
	Nomura Holdings Inc.	1.851%	7/16/25	300	273
	Nomura Holdings Inc.	2.329%	1/22/27	700	614
	Nomura Holdings Inc.	5.386%	7/6/27	600	592
	Northern Trust Corp.	4.000%	5/10/27	1,100	1,075
[6]	Nuveen Finance LLC	4.125%	11/1/24	488	475
	OneMain Finance Corp.	3.500%	1/15/27	75	62
	ORIX Corp.	4.050%	1/16/24	150	148
	Owl Rock Capital Corp.	3.750%	7/22/25	330	306
	Owl Rock Capital Corp.	4.250%	1/15/26	60	55
	Owl Rock Capital Corp.	3.400%	7/15/26	1,286	1,126
[10]	Pension Insurance Corp. plc	6.500%	7/3/24	595	712
[6]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.450%	7/1/24	2,070	1,998
[6]	Penske Truck Leasing Co. LP / PTL Finance Corp.	1.200%	11/15/25	1,860	1,637
[10]	Phoenix Group Holdings plc	6.625%	12/18/25	775	937
	PNC Financial Services Group Inc.	5.354%	12/2/28	870	877
	Principal Financial Group Inc.	3.100%	11/15/26	175	163
	Progressive Corp.	2.500%	3/15/27	1,317	1,208
[6]	Protective Life Global Funding	0.473%	1/12/24	150	143
[6]	Protective Life Global Funding	1.618%	4/15/26	670	599
	Prudential Financial Inc.	5.200%	3/15/44	85	82
	Prudential Financial Inc.	5.375%	5/15/45	110	106
[6]	Reliance Standard Life Global Funding II	3.850%	9/19/23	1,120	1,104
[6]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	2.875%	10/15/26	200	172
[10]	Rothesay Life plc	8.000%	10/30/25	645	805
	Royal Bank of Canada	2.550%	7/16/24	2,437	2,352
	Royal Bank of Canada	3.970%	7/26/24	1,250	1,233
	Royal Bank of Canada	0.750%	10/7/24	727	676
	Royal Bank of Canada	2.250%	11/1/24	1,623	1,548
	Royal Bank of Canada	1.600%	1/21/25	900	842
	Royal Bank of Canada	3.375%	4/14/25	900	871
	Royal Bank of Canada	1.150%	6/10/25	880	806
[6]	Royal Bank of Canada	4.784%	12/12/25	830	827
	Royal Bank of Canada	1.200%	4/27/26	2,220	1,976
	Royal Bank of Canada	1.150%	7/14/26	1,605	1,414
	Royal Bank of Canada	1.400%	11/2/26	495	435
	Royal Bank of Canada	3.625%	5/4/27	500	476
	Royal Bank of Canada	4.240%	8/3/27	100	98
	Royal Bank of Canada	6.000%	11/1/27	4,200	4,374
	Santander Holdings USA Inc.	3.500%	6/7/24	1,410	1,371
	Santander Holdings USA Inc.	3.450%	6/2/25	1,315	1,252
	Santander UK Group Holdings plc	3.373%	1/5/24	2,227	2,227
	Santander UK Group Holdings plc	4.796%	11/15/24	820	806
	Santander UK Group Holdings plc	1.532%	8/21/26	1,125	990
	Santander UK Group Holdings plc	6.833%	11/21/26	1,770	1,794
	Santander UK Group Holdings plc	1.673%	6/14/27	2,085	1,768
	Santander UK Group Holdings plc	2.469%	1/11/28	1,498	1,281
	Santander UK plc	4.000%	3/13/24	1,730	1,709
[10]	Scottish Widows Ltd.	5.500%	6/16/23	911	1,102
[6]	Security Benefit Global Funding	1.250%	5/17/24	405	380
	Sixth Street Specialty Lending Inc.	2.500%	8/1/26	300	263
[7,9]	Standard Chartered plc, 3M Australian Bank Bill Rate + 1.850%	5.096%	6/28/25	750	511
	State Street Corp.	2.354%	11/1/25	1,861	1,775
	State Street Corp.	5.751%	11/4/26	400	411
	State Street Corp.	5.820%	11/4/28	200	207
	Stifel Financial Corp.	4.250%	7/18/24	485	475
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	5,096	4,892
	Sumitomo Mitsui Financial Group Inc.	2.448%	9/27/24	200	190

19

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	1,550	1,494
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	1,830	1,676
	Sumitomo Mitsui Financial Group Inc.	1.402%	9/17/26	1,700	1,475
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	680	635
	Sumitomo Mitsui Financial Group Inc.	2.174%	1/14/27	600	531
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	300	277
[7,9]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.250%	4.191%	10/16/24	885	601
	SVB Financial Group	1.800%	10/28/26	1,000	877
[6]	Svenska Handelsbanken AB	0.550%	6/11/24	700	656
	Synchrony Bank	5.400%	8/22/25	900	888
	Synchrony Financial	4.250%	8/15/24	820	801
	Synchrony Financial	4.500%	7/23/25	1,006	967
	Synchrony Financial	3.700%	8/4/26	735	678
[8]	Toronto-Dominion Bank	0.375%	4/25/24	205	211
	Toronto-Dominion Bank	4.285%	9/13/24	2,370	2,341
	Toronto-Dominion Bank	3.766%	6/6/25	1,200	1,165
	Toronto-Dominion Bank	1.150%	6/12/25	550	501
	Toronto-Dominion Bank	0.750%	9/11/25	1,945	1,740
	Toronto-Dominion Bank	1.250%	9/10/26	3,100	2,710
	Toronto-Dominion Bank	2.800%	3/10/27	3,085	2,825
	Toronto-Dominion Bank	4.108%	6/8/27	1,600	1,545
	Toronto-Dominion Bank	4.693%	9/15/27	200	198
	Toronto-Dominion Bank	3.625%	9/15/31	160	147
[7,9]	Toronto-Dominion Bank, 3M Australian Bank Bill Rate + 1.000%	3.900%	7/10/24	520	354
	Trinity Acquisition plc	4.400%	3/15/26	40	39
	Truist Bank	2.150%	12/6/24	543	516
	Truist Bank	1.500%	3/10/25	1,180	1,095
	Truist Bank	3.625%	9/16/25	635	611
	Truist Bank	2.636%	9/17/29	500	467
	Truist Financial Corp.	2.500%	8/1/24	555	533
	Truist Financial Corp.	1.200%	8/5/25	735	672
	Truist Financial Corp.	1.267%	3/2/27	470	417
	US Bancorp	3.100%	4/27/26	300	284
	US Bancorp	2.375%	7/22/26	800	738
	US Bancorp	5.727%	10/21/26	1,980	2,018
	US Bancorp	4.548%	7/22/28	4,800	4,703
[12,13]	Washington Mutual Bank / Debt not acquired by JPMorgan	6.875%	6/15/11	517	—
[9]	Wells Fargo & Co.	4.750%	8/27/24	1,000	675
	Wells Fargo & Co.	3.000%	2/19/25	2,707	2,594
	Wells Fargo & Co.	3.550%	9/29/25	2,751	2,646
	Wells Fargo & Co.	2.406%	10/30/25	4,685	4,437
	Wells Fargo & Co.	2.164%	2/11/26	2,290	2,137
	Wells Fargo & Co.	3.000%	4/22/26	2,200	2,058
	Wells Fargo & Co.	2.188%	4/30/26	2,190	2,038
	Wells Fargo & Co.	4.100%	6/3/26	2,995	2,894
	Wells Fargo & Co.	4.540%	8/15/26	850	834
	Wells Fargo & Co.	3.000%	10/23/26	2,140	1,978
[8]	Wells Fargo & Co.	1.375%	10/26/26	1,410	1,354
	Wells Fargo & Co.	3.196%	6/17/27	1,500	1,392
	Wells Fargo & Co.	4.300%	7/22/27	800	771
	Wells Fargo & Co.	3.526%	3/24/28	2,275	2,109
	Wells Fargo & Co.	3.584%	5/22/28	2,715	2,515
	Wells Fargo & Co.	2.393%	6/2/28	1,019	899
	Wells Fargo & Co.	4.808%	7/25/28	2,160	2,106
[10]	Wells Fargo Bank NA	5.250%	8/1/23	1,000	1,211
[9]	Westpac Banking Corp.	4.800%	6/14/28	200	136
	Westpac Banking Corp.	2.894%	2/4/30	1,966	1,802
	Westpac Banking Corp.	4.322%	11/23/31	925	867
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7,9]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.400%	4.450%	2/16/28	100	68
[7,9]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.550%	4.636%	1/29/31	200	133
[7,9]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.800%	5.010%	6/22/28	1,600	1,074
[7,9]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.980%	5.090%	8/27/29	600	409
	Willis North America Inc.	3.600%	5/15/24	2,305	2,243
	Willis North America Inc.	4.650%	6/15/27	600	580
					614,862
Health Care (6.9%)
[8]	AbbVie Inc.	1.375%	5/17/24	285	297
	AbbVie Inc.	3.850%	6/15/24	1,414	1,392
	AbbVie Inc.	2.600%	11/21/24	7,547	7,226
	AbbVie Inc.	3.800%	3/15/25	3,785	3,690
	AbbVie Inc.	3.600%	5/14/25	1,200	1,163
	AbbVie Inc.	3.200%	5/14/26	250	237
	AbbVie Inc.	2.950%	11/21/26	5,245	4,888
	Aetna Inc.	3.500%	11/15/24	330	321
[6]	Alcon Finance Corp.	2.750%	9/23/26	650	595
[8]	American Medical Systems Europe BV	0.750%	3/8/25	1,458	1,463
	AmerisourceBergen Corp.	3.450%	12/15/27	720	673
	Amgen Inc.	3.125%	5/1/25	565	542
	Amgen Inc.	2.200%	2/21/27	1,000	899
	Amgen Inc.	3.200%	11/2/27	623	578
	Anthem Inc.	3.500%	8/15/24	350	341
	Anthem Inc.	2.375%	1/15/25	545	517
	Anthem Inc.	1.500%	3/15/26	1,405	1,263
	Astrazeneca Finance LLC	1.200%	5/28/26	2,220	1,978
	Astrazeneca Finance LLC	1.750%	5/28/28	330	283
	AstraZeneca plc	3.375%	11/16/25	2,000	1,933
	Baxalta Inc.	4.000%	6/23/25	1,200	1,169
	Baxter International Inc.	1.322%	11/29/24	4,825	4,492
	Baxter International Inc.	1.915%	2/1/27	6,085	5,404
[6]	Bayer US Finance II LLC	3.875%	12/15/23	2,995	2,949
[6]	Bayer US Finance LLC	3.375%	10/8/24	730	705
	Becton Dickinson and Co.	3.363%	6/6/24	1,076	1,050
	Becton Dickinson and Co.	3.700%	6/6/27	2,520	2,384
	Boston Scientific Corp.	3.450%	3/1/24	803	787
	Boston Scientific Corp.	1.900%	6/1/25	1,360	1,270
	Bristol-Myers Squibb Co.	3.450%	11/15/27	500	477
	Bristol-Myers Squibb Co.	3.900%	2/20/28	2,145	2,072
	Cardinal Health Inc.	3.079%	6/15/24	495	481
	Cigna Corp.	0.613%	3/15/24	600	569
	Cigna Corp.	3.500%	6/15/24	1,268	1,238
	Cigna Corp.	3.250%	4/15/25	1,000	963
	Cigna Corp.	4.125%	11/15/25	2,970	2,904
	Cigna Corp.	4.500%	2/25/26	100	99
	Cigna Corp.	1.250%	3/15/26	700	624
	Cigna Corp.	3.400%	3/1/27	2,000	1,877
	CommonSpirit Health	2.760%	10/1/24	1,600	1,534
	CommonSpirit Health	1.547%	10/1/25	1,075	967
[6]	CSL UK Holdings Ltd.	3.850%	4/27/27	320	306
	CVS Health Corp.	2.625%	8/15/24	1,900	1,824
	CVS Health Corp.	4.100%	3/25/25	770	759
	CVS Health Corp.	3.875%	7/20/25	1,695	1,655
	CVS Health Corp.	2.875%	6/1/26	800	747
	CVS Health Corp.	3.000%	8/15/26	1,500	1,401
	CVS Health Corp.	3.625%	4/1/27	1,925	1,827
	CVS Health Corp.	1.300%	8/21/27	1,000	848
	Danaher Corp.	3.350%	9/15/25	300	289
	DH Europe Finance II Sarl	2.200%	11/15/24	3,035	2,890
[8]	DH Europe Finance II Sarl	0.200%	3/18/26	565	545
	Dignity Health	3.812%	11/1/24	30	29

20

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Elevance Health Inc.	5.350%	10/15/25	400	405
	Encompass Health Corp.	4.500%	2/1/28	60	54
[6]	GE HealthCare Technologies Inc.	5.550%	11/15/24	655	657
[6]	GE HealthCare Technologies Inc.	5.600%	11/15/25	4,455	4,482
[6]	GE HealthCare Technologies Inc.	5.650%	11/15/27	3,775	3,830
	Gilead Sciences Inc.	3.700%	4/1/24	1,922	1,890
	Gilead Sciences Inc.	3.500%	2/1/25	2,667	2,584
	Gilead Sciences Inc.	3.650%	3/1/26	3,120	3,012
	Gilead Sciences Inc.	2.950%	3/1/27	300	279
	HCA Inc.	5.000%	3/15/24	2,419	2,406
	HCA Inc.	5.375%	2/1/25	810	809
	HCA Inc.	5.250%	4/15/25	1,700	1,690
	HCA Inc.	5.250%	6/15/26	1,240	1,225
	HCA Inc.	4.500%	2/15/27	1,113	1,071
[6]	HCA Inc.	3.125%	3/15/27	1,155	1,051
[6]	Highmark Inc.	1.450%	5/10/26	1,760	1,549
	Humana Inc.	3.850%	10/1/24	460	451
	Humana Inc.	4.500%	4/1/25	835	825
	Humana Inc.	3.950%	3/15/27	1,550	1,485
	McKesson Corp.	3.796%	3/15/24	2,300	2,264
	McKesson Corp.	0.900%	12/3/25	1,000	890
	McKesson Corp.	1.300%	8/15/26	1,150	1,010
[8]	Medtronic Global Holdings SCA	2.625%	10/15/25	172	179
	Merck & Co. Inc.	1.700%	6/10/27	1,535	1,363
[6]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	290	257
	PerkinElmer Inc.	0.850%	9/15/24	1,915	1,776
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	280	261
	Quest Diagnostics Inc.	3.500%	3/30/25	345	333
	Quest Diagnostics Inc.	3.450%	6/1/26	100	96
[6]	Roche Holdings Inc.	2.132%	3/10/25	450	426
[6]	Roche Holdings Inc.	2.314%	3/10/27	1,490	1,357
	Royalty Pharma plc	1.200%	9/2/25	1,300	1,164
	Royalty Pharma plc	1.750%	9/2/27	1,000	849
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	4,970	4,672
	Stryker Corp.	1.150%	6/15/25	900	823
	Stryker Corp.	3.375%	11/1/25	40	39
[6]	Tenet Healthcare Corp.	4.625%	9/1/24	50	49
[6]	Tenet Healthcare Corp.	4.875%	1/1/26	195	186
[6]	Tenet Healthcare Corp.	4.250%	6/1/29	78	67
	Thermo Fisher Scientific Inc.	0.797%	10/18/23	2,940	2,845
	Thermo Fisher Scientific Inc.	1.215%	10/18/24	5,315	4,988
[8]	Thermo Fisher Scientific Inc.	3.200%	1/21/26	246	261
	Thermo Fisher Scientific Inc.	4.800%	11/21/27	1,360	1,367
	UnitedHealth Group Inc.	3.750%	7/15/25	180	176
	UnitedHealth Group Inc.	1.250%	1/15/26	340	308
	UnitedHealth Group Inc.	5.250%	2/15/28	2,335	2,390
	Utah Acquisition Sub Inc.	3.950%	6/15/26	2,760	2,579
	Viatris Inc.	1.650%	6/22/25	2,024	1,834
	Viatris Inc.	2.300%	6/22/27	1,044	892
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	2,420	2,282
	Zoetis Inc.	4.500%	11/13/25	1,200	1,194
	Zoetis Inc.	5.400%	11/14/25	935	954
	Zoetis Inc.	3.000%	9/12/27	790	730
					148,030
Industrials (5.7%)
[6]	Air Canada	3.875%	8/15/26	105	93
[6]	American Airlines Inc.	11.750%	7/15/25	42	46
[6]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.500%	4/20/26	240	231
[6]	AP Moller - Maersk A/S	3.875%	9/28/25	800	771
[9]	Aurizon Network Pty Ltd.	4.000%	6/21/24	600	402
	Boeing Co.	4.508%	5/1/23	4,882	4,866
	Boeing Co.	1.433%	2/4/24	7,850	7,509
	Boeing Co.	2.800%	3/1/24	875	847
	Boeing Co.	2.850%	10/30/24	245	235
	Boeing Co.	4.875%	5/1/25	6,990	6,934
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Boeing Co.	2.600%	10/30/25	348	324
	Boeing Co.	2.750%	2/1/26	1,040	966
	Boeing Co.	2.196%	2/4/26	11,989	10,897
	Boeing Co.	2.250%	6/15/26	250	226
	Boeing Co.	2.700%	2/1/27	940	849
[9]	Brisbane Airport Corp. Pty Ltd.	3.900%	4/24/25	400	264
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	471	503
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	500	473
	Canadian Pacific Railway Co.	2.900%	2/1/25	330	316
	Canadian Pacific Railway Co.	1.750%	12/2/26	1,090	971
	Canadian Pacific Railway Co.	4.000%	6/1/28	945	904
[6]	Cargo Aircraft Management Inc.	4.750%	2/1/28	85	77
	Carrier Global Corp.	2.242%	2/15/25	614	579
	Caterpillar Financial Services Corp.	4.900%	1/17/25	1,280	1,282
	Caterpillar Financial Services Corp.	1.150%	9/14/26	600	530
	CNH Industrial Capital LLC	1.875%	1/15/26	2,527	2,300
	CNH Industrial Capital LLC	1.450%	7/15/26	1,670	1,476
	CNH Industrial NV	4.500%	8/15/23	340	338
	CSX Corp.	3.350%	11/1/25	140	134
	Dover Corp.	3.150%	11/15/25	210	200
	Embraer Overseas Ltd.	5.696%	9/16/23	37	37
	Emerson Electric Co.	0.875%	10/15/26	425	368
	Emerson Electric Co.	1.800%	10/15/27	500	437
	General Dynamics Corp.	3.250%	4/1/25	1,660	1,610
	General Dynamics Corp.	3.500%	5/15/25	630	614
	General Dynamics Corp.	3.500%	4/1/27	1,000	957
	General Dynamics Corp.	2.625%	11/15/27	500	455
[8]	Heathrow Funding Ltd.	1.500%	10/12/27	200	199
[10]	Heathrow Funding Ltd.	6.750%	12/3/28	285	352
	Honeywell International Inc.	4.849%	11/1/24	5,250	5,268
	Honeywell International Inc.	4.950%	2/15/28	4,000	4,063
	Huntington Ingalls Industries Inc.	3.844%	5/1/25	2,105	2,028
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	1,175	1,067
	John Deere Capital Corp.	3.400%	6/6/25	1,900	1,845
	John Deere Capital Corp.	4.050%	9/8/25	1,130	1,113
	John Deere Capital Corp.	1.300%	10/13/26	300	265
	John Deere Capital Corp.	2.350%	3/8/27	1,110	1,012
	John Deere Capital Corp.	2.800%	9/8/27	50	46
	John Deere Capital Corp.	4.150%	9/15/27	2,600	2,553
	Johnson Controls International plc	3.625%	7/2/24	303	297
	Johnson Controls International plc	3.900%	2/14/26	80	78
	L3Harris Technologies Inc.	3.950%	5/28/24	672	660
	L3Harris Technologies Inc.	3.832%	4/27/25	155	151
	L3Harris Technologies Inc.	3.850%	12/15/26	780	745
	Lennox International Inc.	1.350%	8/1/25	230	208
	Lennox International Inc.	1.700%	8/1/27	200	172
	Lockheed Martin Corp.	4.950%	10/15/25	1,020	1,028
	Lockheed Martin Corp.	3.550%	1/15/26	520	505
	Lockheed Martin Corp.	5.100%	11/15/27	1,120	1,147
[9]	Lonsdale Finance Pty Ltd.	2.450%	11/20/26	690	418
[6]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	6,802	6,777
[6]	Misc Capital Two Labuan Ltd.	3.625%	4/6/25	1,450	1,383
[6]	Misc Capital Two Labuan Ltd.	3.750%	4/6/27	205	187
[7,9]	New Terminal Financing Co. Pty Ltd., 3M Australian Bank Bill Rate + 1.450%	4.357%	7/12/24	250	169
	Norfolk Southern Corp.	3.650%	8/1/25	270	262
	Norfolk Southern Corp.	2.900%	6/15/26	520	487
	Northrop Grumman Corp.	2.930%	1/15/25	1,987	1,907
	Otis Worldwide Corp.	2.056%	4/5/25	3,585	3,357
[9]	Pacific National Finance Pty Ltd.	5.250%	5/19/25	1,120	751
	Parker-Hannifin Corp.	3.650%	6/15/24	2,650	2,593
	Parker-Hannifin Corp.	4.250%	9/15/27	1,370	1,331
	Quanta Services Inc.	0.950%	10/1/24	350	322

21

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Raytheon Technologies Corp.	3.200%	3/15/24	3,365	3,291
	Raytheon Technologies Corp.	3.950%	8/16/25	3,180	3,108
	Raytheon Technologies Corp.	3.500%	3/15/27	1,349	1,285
	Raytheon Technologies Corp.	3.125%	5/4/27	985	918
	Republic Services Inc.	3.200%	3/15/25	385	369
	Republic Services Inc.	0.875%	11/15/25	500	446
	Republic Services Inc.	2.900%	7/1/26	140	131
	Republic Services Inc.	3.375%	11/15/27	500	466
[6]	Rolls-Royce plc	3.625%	10/14/25	90	83
[6]	Rolls-Royce plc	5.750%	10/15/27	350	333
	Ryder System Inc.	3.650%	3/18/24	2,405	2,356
	Ryder System Inc.	1.750%	9/1/26	710	626
	Ryder System Inc.	2.850%	3/1/27	891	807
[6]	Siemens Financieringsmaatschappij NV	0.650%	3/11/24	1,189	1,130
[6]	Siemens Financieringsmaatschappij NV	1.200%	3/11/26	2,050	1,824
	Southwest Airlines Co.	5.250%	5/4/25	1,265	1,269
	Southwest Airlines Co.	3.000%	11/15/26	200	184
	Southwest Airlines Co.	5.125%	6/15/27	1,570	1,552
	Southwest Airlines Co.	3.450%	11/16/27	270	248
	Stanley Black & Decker Inc.	3.400%	3/1/26	630	600
[6]	TransDigm Inc.	8.000%	12/15/25	475	481
[6]	TransDigm Inc.	6.250%	3/15/26	190	188
	TransDigm Inc.	5.500%	11/15/27	150	141
	Tyco Electronics Group SA	3.700%	2/15/26	720	693
	Tyco Electronics Group SA	3.125%	8/15/27	700	646
	Union Pacific Corp.	3.150%	3/1/24	1,150	1,126
	Union Pacific Corp.	3.250%	8/15/25	470	452
	Union Pacific Corp.	2.750%	3/1/26	300	284
	Union Pacific Corp.	3.000%	4/15/27	615	573
[3]	United Airlines Class B Series 2020-1 Pass Through Trust	4.875%	7/15/27	229	215
[6]	United Airlines Inc.	4.375%	4/15/26	300	279
	United Rentals North America Inc.	3.875%	11/15/27	222	205
[3,13]	US Airways Series 2001-1C Pass Through Trust	7.346%	9/20/23	1	1
	Waste Management Inc.	0.750%	11/15/25	790	707
	Waste Management Inc.	3.150%	11/15/27	500	467
	Waste Management Inc.	1.150%	3/15/28	100	83
[9]	WSO Finance Pty Ltd.	3.500%	7/14/23	310	210
					122,544
Materials (1.9%)
	Albemarle Corp.	4.650%	6/1/27	500	489
	ArcelorMittal SA	4.550%	3/11/26	475	461
[6]	Arconic Corp.	6.000%	5/15/25	35	35
[6]	Arconic Corp.	6.125%	2/15/28	65	61
[6]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	250	239
[6]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.125%	8/15/26	155	134
	Avery Dennison Corp.	0.850%	8/15/24	650	608
[6]	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV	4.750%	6/15/27	80	74
	Ball Corp.	4.875%	3/15/26	75	73
	Ball Corp.	6.875%	3/15/28	60	62
	Berry Global Inc.	0.950%	2/15/24	2,365	2,248
	Berry Global Inc.	1.570%	1/15/26	3,717	3,319
[6]	Berry Global Inc.	4.875%	7/15/26	458	442
	Berry Global Inc.	1.650%	1/15/27	725	618
[6]	Berry Global Inc.	5.625%	7/15/27	705	691
[7]	Berry Global Inc. Term Loan 1M USD LIBOR + 1.750%	6.024%	7/1/26	29	29
[6]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/29	133	127
[6]	Canpack SA / Canpack US LLC	3.875%	11/15/29	45	36
	Celanese US Holdings LLC	5.900%	7/5/24	1,240	1,239
	Celanese US Holdings LLC	6.165%	7/15/27	740	731
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.400%	12/1/26	1,200	1,123
	Dow Chemical Co.	4.550%	11/30/25	790	781
	DuPont de Nemours Inc.	4.493%	11/15/25	2,090	2,057
	Eastman Chemical Co.	3.800%	3/15/25	670	650
	EI du Pont de Nemours and Co.	1.700%	7/15/25	460	425
[6]	Element Solutions Inc.	3.875%	9/1/28	210	179
	FMC Corp.	3.200%	10/1/26	400	373
[6]	Freeport Indonesia PT	4.763%	4/14/27	240	230
	Freeport-McMoRan Inc.	4.550%	11/14/24	790	780
	Freeport-McMoRan Inc.	4.375%	8/1/28	270	253
[6]	Georgia-Pacific LLC	0.625%	5/15/24	2,365	2,223
[6]	Georgia-Pacific LLC	1.750%	9/30/25	2,375	2,170
[6]	Georgia-Pacific LLC	0.950%	5/15/26	2,590	2,273
[6]	Georgia-Pacific LLC	2.100%	4/30/27	1,770	1,588
[6]	Graphic Packaging International LLC	0.821%	4/15/24	477	447
[6]	Graphic Packaging International LLC	3.500%	3/15/28	20	17
[6]	Hudbay Minerals Inc.	4.500%	4/1/26	75	68
[6]	Indonesia Asahan Aluminium Persero PT	4.750%	5/15/25	788	772
	Indonesia Asahan Aluminium Persero PT	4.750%	5/15/25	314	308
[6]	INEOS Quattro Finance 2 plc	3.375%	1/15/26	50	45
[6]	Ingevity Corp.	3.875%	11/1/28	70	60
	LYB International Finance III LLC	1.250%	10/1/25	1,809	1,617
	LyondellBasell Industries NV	5.750%	4/15/24	1,215	1,218
	Nucor Corp.	3.950%	5/23/25	300	293
	Nucor Corp.	2.000%	6/1/25	831	774
	Nucor Corp.	4.300%	5/23/27	300	292
	Nutrien Ltd.	5.900%	11/7/24	235	238
	Nutrien Ltd.	3.000%	4/1/25	1,065	1,015
	Nutrien Ltd.	5.950%	11/7/25	605	618
	Packaging Corp. of America	3.650%	9/15/24	11	11
[8]	PPG Industries Inc.	1.875%	6/1/25	732	747
	PPG Industries Inc.	1.200%	3/15/26	955	847
	RPM International Inc.	3.750%	3/15/27	1,360	1,268
	Sherwin-Williams Co.	4.250%	8/8/25	960	944
	Steel Dynamics Inc.	2.800%	12/15/24	445	423
	Steel Dynamics Inc.	2.400%	6/15/25	530	496
	WRKCo Inc.	3.000%	9/15/24	937	896
	WRKCo Inc.	3.750%	3/15/25	270	261
	WRKCo Inc.	3.375%	9/15/27	100	92
					40,588
Real Estate (4.0%)
[10]	Akelius Residential Property AB	2.375%	8/15/25	800	872
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	2,104	2,036
	Alexandria Real Estate Equities Inc.	4.300%	1/15/26	330	322
	American Tower Corp.	0.600%	1/15/24	4,060	3,869
	American Tower Corp.	3.375%	5/15/24	930	905
	American Tower Corp.	2.950%	1/15/25	1,886	1,800
	American Tower Corp.	2.400%	3/15/25	2,093	1,969
	American Tower Corp.	4.000%	6/1/25	1,060	1,032
	American Tower Corp.	1.600%	4/15/26	2,220	1,974
	American Tower Corp.	1.450%	9/15/26	1,330	1,160
	American Tower Corp.	3.375%	10/15/26	1,040	973
[8]	American Tower Corp.	0.450%	1/15/27	563	515
	American Tower Corp.	2.750%	1/15/27	1,178	1,067
[8]	American Tower Corp.	0.400%	2/15/27	256	233
	American Tower Corp.	3.550%	7/15/27	575	532
[8]	Aroundtown SA	0.625%	7/9/25	400	332
[8]	Aroundtown SA	3.375%	Perpetual	100	48
	AvalonBay Communities Inc.	2.950%	5/11/26	600	559
	AvalonBay Communities Inc.	2.900%	10/15/26	200	183
[8]	Blackstone Property Partners Europe Holdings Sarl	0.500%	9/12/23	820	845

22

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Blackstone Property Partners Europe Holdings Sarl	2.200%	7/24/25	150	142
	Boston Properties LP	3.800%	2/1/24	150	147
	Boston Properties LP	3.200%	1/15/25	280	268
	Boston Properties LP	2.750%	10/1/26	402	363
	Boston Properties LP	6.750%	12/1/27	500	516
	Brandywine Operating Partnership LP	4.100%	10/1/24	390	371
	Brandywine Operating Partnership LP	3.950%	11/15/27	198	167
	Brixmor Operating Partnership LP	3.650%	6/15/24	2,335	2,267
	Brixmor Operating Partnership LP	3.850%	2/1/25	1,041	999
	Brixmor Operating Partnership LP	3.900%	3/15/27	335	309
	Camden Property Trust	4.250%	1/15/24	1,518	1,498
	Camden Property Trust	3.500%	9/15/24	180	173
	Corporate Office Properties LP	2.250%	3/15/26	1,913	1,691
	Crown Castle International Corp.	3.200%	9/1/24	2,430	2,348
	Crown Castle International Corp.	1.350%	7/15/25	1,060	964
	Crown Castle International Corp.	4.450%	2/15/26	1,530	1,494
	Crown Castle International Corp.	3.700%	6/15/26	2,200	2,091
	Crown Castle International Corp.	1.050%	7/15/26	1,435	1,242
	Crown Castle International Corp.	4.000%	3/1/27	210	200
	Crown Castle International Corp.	2.900%	3/15/27	570	519
	CubeSmart LP	4.000%	11/15/25	240	231
[8]	Digital Dutch Finco BV	0.625%	7/15/25	420	401
[8]	Digital Euro Finco LLC	2.625%	4/15/24	200	208
	Digital Realty Trust LP	5.550%	1/15/28	1,450	1,460
	Equinix Inc.	1.450%	5/15/26	290	255
	Equinix Inc.	2.900%	11/18/26	480	439
	Equinix Inc.	1.800%	7/15/27	450	386
	ERP Operating LP	3.375%	6/1/25	800	769
	ERP Operating LP	2.850%	11/1/26	246	227
[8]	Fastighets AB Balder	1.875%	3/14/25	300	271
	Federal Realty Investment Trust	3.950%	1/15/24	724	715
	Federal Realty Investment Trust	3.250%	7/15/27	323	295
	Healthcare Realty Holdings LP Co.	3.875%	5/1/25	200	191
	Healthcare Trust of America Holdings LP	3.750%	7/1/27	695	645
	Healthpeak Properties Inc.	3.400%	2/1/25	114	110
	Healthpeak Properties Inc.	1.350%	2/1/27	700	607
[8]	Heimstaden Bostad AB	1.125%	1/21/26	500	446
	Highwoods Realty LP	3.875%	3/1/27	762	704
	Host Hotels & Resorts LP	4.000%	6/15/25	366	352
	IIP Operating Partnership LP	5.500%	5/25/26	123	108
	Kilroy Realty LP	3.450%	12/15/24	1,269	1,215
	Kilroy Realty LP	4.375%	10/1/25	190	184
	Kimco Realty Corp.	4.450%	1/15/24	340	336
	Kimco Realty Corp.	2.700%	3/1/24	885	857
	Kimco Realty Corp.	3.300%	2/1/25	1,770	1,696
	Kimco Realty Corp.	2.800%	10/1/26	210	193
	Kimco Realty Corp.	3.800%	4/1/27	316	295
[8]	Kojamo OYJ	1.500%	6/19/24	150	152
[8]	Logicor Financing Sarl	0.750%	7/15/24	200	196
[8]	Logicor Financing Sarl	2.250%	5/13/25	145	141
	Mid-America Apartments LP	3.750%	6/15/24	260	254
	Mid-America Apartments LP	4.000%	11/15/25	300	292
	Mid-America Apartments LP	1.100%	9/15/26	770	666
	MPT Operating Partnership LP / MPT Finance Corp.	5.000%	10/15/27	150	126
	National Retail Properties Inc.	3.900%	6/15/24	805	787
	National Retail Properties Inc.	4.000%	11/15/25	615	593
	Omega Healthcare Investors Inc.	4.950%	4/1/24	527	520
	Omega Healthcare Investors Inc.	4.500%	1/15/25	401	390
	Omega Healthcare Investors Inc.	5.250%	1/15/26	970	952
[6]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	200	183
	Prologis LP	3.250%	6/30/26	430	408
	Prologis LP	2.125%	4/15/27	580	520
	Prologis LP	3.375%	12/15/27	400	374
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Public Storage	1.500%	11/9/26	575	512
	Realty Income Corp.	4.600%	2/6/24	1,305	1,296
	Realty Income Corp.	3.875%	4/15/25	945	924
	Realty Income Corp.	4.625%	11/1/25	2,550	2,529
	Realty Income Corp.	0.750%	3/15/26	330	287
	Realty Income Corp.	4.875%	6/1/26	3,380	3,364
	Realty Income Corp.	4.125%	10/15/26	1,396	1,356
[10]	Realty Income Corp.	1.875%	1/14/27	182	190
[10]	Realty Income Corp.	1.125%	7/13/27	400	396
	Regency Centers LP	3.750%	6/15/24	40	39
	Sabra Health Care LP	5.125%	8/15/26	758	722
	Simon Property Group LP	3.750%	2/1/24	1,060	1,045
	Simon Property Group LP	2.000%	9/13/24	1,629	1,549
	Simon Property Group LP	3.375%	10/1/24	1,410	1,369
	Simon Property Group LP	3.500%	9/1/25	1,605	1,539
	Simon Property Group LP	3.250%	11/30/26	800	749
	Simon Property Group LP	1.375%	1/15/27	750	656
	UDR Inc.	2.950%	9/1/26	400	368
[6]	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC	7.875%	2/15/25	240	233
	Ventas Realty LP	3.500%	4/15/24	1,295	1,259
	Ventas Realty LP	3.750%	5/1/24	595	582
	Ventas Realty LP	2.650%	1/15/25	390	369
	Ventas Realty LP	3.500%	2/1/25	180	173
	Ventas Realty LP	3.250%	10/15/26	765	708
[6]	VICI Properties LP / VICI Note Co. Inc.	5.625%	5/1/24	483	480
[6]	VICI Properties LP / VICI Note Co. Inc.	4.625%	6/15/25	276	265
	Vornado Realty LP	2.150%	6/1/26	400	339
[6]	Wea Finance LLC / Westfield UK & Europe Finance plc	3.750%	9/17/24	210	199
	Welltower Inc.	3.625%	3/15/24	840	822
	Welltower Inc.	4.000%	6/1/25	2,218	2,161
	Welltower Inc.	4.250%	4/1/26	195	189
[10]	Westfield America Management Ltd.	2.125%	3/30/25	200	216
					86,030
Technology (4.7%)
	Apple Inc.	3.250%	2/23/26	470	452
	Apple Inc.	2.050%	9/11/26	951	869
	Apple Inc.	3.200%	5/11/27	1,900	1,803
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	900	865
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	1,570	1,486
	Broadcom Inc.	3.625%	10/15/24	2,886	2,811
	Broadcom Inc.	3.150%	11/15/25	1,560	1,479
	Broadcom Inc.	3.459%	9/15/26	830	781
[6]	Clarivate Science Holdings Corp.	3.875%	7/1/28	125	108
	Dell International LLC / EMC Corp.	4.000%	7/15/24	845	829
	Dell International LLC / EMC Corp.	5.850%	7/15/25	2,010	2,035
	Dell International LLC / EMC Corp.	6.020%	6/15/26	5,720	5,839
	Dell International LLC / EMC Corp.	6.100%	7/15/27	910	935
[8]	DXC Technology Co.	1.750%	1/15/26	285	280
	DXC Technology Co.	1.800%	9/15/26	770	670
[6]	Entegris Escrow Corp.	4.750%	4/15/29	120	110
	Equifax Inc.	2.600%	12/1/24	2,976	2,839
	Equifax Inc.	2.600%	12/15/25	1,600	1,490
	Fidelity National Information Services Inc.	0.600%	3/1/24	940	890
	Fidelity National Information Services Inc.	1.150%	3/1/26	570	500
	Fiserv Inc.	2.750%	7/1/24	5,885	5,676
	Fiserv Inc.	3.200%	7/1/26	1,905	1,784
	Global Payments Inc.	1.500%	11/15/24	1,190	1,107

23

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Global Payments Inc.	1.200%	3/1/26	2,717	2,369
	Global Payments Inc.	2.150%	1/15/27	2,875	2,511
	HP Inc.	2.200%	6/17/25	2,920	2,733
	HP Inc.	1.450%	6/17/26	3,275	2,872
	HP Inc.	3.000%	6/17/27	650	594
	Intel Corp.	3.750%	3/25/27	150	145
	Intel Corp.	3.750%	8/5/27	3,200	3,077
	International Business Machines Corp.	3.300%	5/15/26	3,960	3,769
	Juniper Networks Inc.	1.200%	12/10/25	690	617
	NXP BV / NXP Funding LLC	4.875%	3/1/24	2,360	2,341
	NXP BV / NXP Funding LLC	5.350%	3/1/26	520	516
	Oracle Corp.	2.400%	9/15/23	670	656
	Oracle Corp.	3.400%	7/8/24	1,035	1,009
	Oracle Corp.	2.950%	11/15/24	1,395	1,342
	Oracle Corp.	2.500%	4/1/25	4,228	3,987
	Oracle Corp.	2.950%	5/15/25	1,570	1,491
	Oracle Corp.	5.800%	11/10/25	1,330	1,359
	Oracle Corp.	1.650%	3/25/26	4,191	3,756
	Oracle Corp.	2.650%	7/15/26	3,202	2,944
	Oracle Corp.	2.800%	4/1/27	1,300	1,186
	Oracle Corp.	3.250%	11/15/27	500	459
	PayPal Holdings Inc.	3.900%	6/1/27	410	395
[6]	Qorvo Inc.	1.750%	12/15/24	440	406
	QUALCOMM Inc.	3.250%	5/20/27	1,150	1,095
	Roper Technologies Inc.	3.800%	12/15/26	366	350
[6]	S&P Global Inc.	2.450%	3/1/27	2,160	1,973
[6]	Sabre GLBL Inc.	7.375%	9/1/25	103	99
	Skyworks Solutions Inc.	1.800%	6/1/26	7,875	6,932
[6]	SS&C Technologies Inc.	5.500%	9/30/27	120	113
	Teledyne Technologies Inc.	1.600%	4/1/26	2,650	2,369
	Texas Instruments Inc.	2.900%	11/3/27	1,140	1,062
	Verisk Analytics Inc.	4.000%	6/15/25	1,780	1,732
[8]	Visa Inc.	1.500%	6/15/26	955	959
	Visa Inc.	0.750%	8/15/27	500	427
	VMware Inc.	4.500%	5/15/25	4,929	4,833
	VMware Inc.	1.400%	8/15/26	2,460	2,143
	Workday Inc.	3.500%	4/1/27	870	814
					101,073
Utilities (3.8%)
	AEP Transmission Co. LLC	3.100%	12/1/26	580	544
[7,9]	AGI Finance Pty Ltd., 3M Australian Bank Bill Rate + 1.000%	3.900%	1/8/26	140	94
	Alabama Power Co.	3.750%	9/1/27	1,700	1,633
	Ameren Corp.	2.500%	9/15/24	1,060	1,013
	Ameren Corp.	3.650%	2/15/26	260	249
	Ameren Corp.	1.950%	3/15/27	1,075	946
	Ameren Illinois Co.	3.250%	3/1/25	340	329
	American Electric Power Co. Inc.	2.031%	3/15/24	1,280	1,232
	American Electric Power Co. Inc.	1.000%	11/1/25	325	291
	American Electric Power Co. Inc.	5.750%	11/1/27	500	515
[7,9]	Australian Gas Networks Ltd., 3M Australian Bank Bill Rate + 0.400%	3.651%	7/1/24	500	336
	Berkshire Hathaway Energy Co.	4.050%	4/15/25	590	582
	Black Hills Corp.	1.037%	8/23/24	1,000	933
[6]	Calpine Corp.	4.500%	2/15/28	46	41
	CenterPoint Energy Inc.	2.500%	9/1/24	580	556
	CenterPoint Energy Inc.	1.450%	6/1/26	1,560	1,386
[9]	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	240	159
	Dominion Energy Inc.	3.300%	3/15/25	1,540	1,479
	Dominion Energy Inc.	1.450%	4/15/26	1,188	1,059
	Dominion Energy Inc.	2.850%	8/15/26	500	462
	DTE Energy Co.	1.050%	6/1/25	1,125	1,019
	DTE Energy Co.	2.850%	10/1/26	1,240	1,143
	Duke Energy Carolinas NC Storm Funding LLC	1.679%	7/1/33	258	208
	Duke Energy Corp.	0.900%	9/15/25	1,435	1,285
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Corp.	5.000%	12/8/25	870	868
	Duke Energy Corp.	2.650%	9/1/26	509	470
	Duke Energy Corp.	5.000%	12/8/27	700	696
	Duke Energy Corp.	4.300%	3/15/28	845	815
	Duke Energy Progress LLC	3.250%	8/15/25	300	288
[10]	E.ON International Finance BV	5.625%	12/6/23	100	122
[6]	East Ohio Gas Co.	1.300%	6/15/25	285	258
	Eastern Energy Gas Holdings LLC	3.600%	12/15/24	574	557
[6]	Electricite de France SA	4.500%	9/21/28	200	189
[8]	Energias de Portugal SA	2.875%	6/1/26	300	311
	Entergy Arkansas LLC	3.500%	4/1/26	690	663
	Entergy Corp.	0.900%	9/15/25	1,760	1,568
	Entergy Corp.	2.950%	9/1/26	3,170	2,951
	Entergy Louisiana LLC	0.950%	10/1/24	540	503
	Entergy Louisiana LLC	2.400%	10/1/26	1,200	1,092
	Evergy Inc.	2.450%	9/15/24	1,500	1,425
	Evergy Kansas Central Inc.	2.550%	7/1/26	647	595
	Eversource Energy	0.800%	8/15/25	405	361
	Eversource Energy	1.400%	8/15/26	750	659
	Eversource Energy	2.900%	3/1/27	1,435	1,322
	Eversource Energy	4.600%	7/1/27	800	789
	Exelon Corp.	3.950%	6/15/25	715	698
	Exelon Corp.	3.400%	4/15/26	500	475
	Exelon Corp.	2.750%	3/15/27	1,363	1,253
	FirstEnergy Corp.	2.050%	3/1/25	165	153
	FirstEnergy Corp.	1.600%	1/15/26	370	328
	FirstEnergy Corp.	4.400%	7/15/27	115	107
	Georgia Power Co.	2.200%	9/15/24	820	782
	ITC Holdings Corp.	3.250%	6/30/26	300	281
[6]	ITC Holdings Corp.	4.950%	9/22/27	440	435
[6]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	350	329
	National Fuel Gas Co.	5.500%	1/15/26	295	294
[10]	National Grid Electricity Distribution plc	3.625%	11/6/23	428	511
[8]	National Grid Electricity Transmission plc	0.190%	1/20/25	393	393
	National Rural Utilities Cooperative Finance Corp.	1.875%	2/7/25	710	666
	NextEra Energy Capital Holdings Inc.	1.875%	1/15/27	870	770
	NextEra Energy Capital Holdings Inc.	4.625%	7/15/27	1,000	986
[6]	NextEra Energy Operating Partners LP	3.875%	10/15/26	45	41
[6]	NRG Energy Inc.	2.000%	12/2/25	628	560
	NRG Energy Inc.	6.625%	1/15/27	47	47
	NSTAR Electric Co.	3.250%	11/15/25	290	274
	NSTAR Electric Co.	3.200%	5/15/27	1,375	1,292
	NTPC Ltd.	4.375%	11/26/24	200	195
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	1,520	1,472
	Oncor Electric Delivery Co. LLC	0.550%	10/1/25	310	276
	Pacific Gas and Electric Co.	3.250%	6/15/23	202	200
	Pacific Gas and Electric Co.	3.500%	6/15/25	515	487
	Pacific Gas and Electric Co.	3.450%	7/1/25	475	451
	Pacific Gas and Electric Co.	3.150%	1/1/26	3,312	3,080
	Pacific Gas and Electric Co.	2.100%	8/1/27	386	331
	PacifiCorp	3.350%	7/1/25	600	575
	PECO Energy Co.	3.150%	10/15/25	115	110
	PG&E Recovery Funding LLC	5.045%	7/15/34	1,900	1,905
	Public Service Electric and Gas Co.	3.000%	5/15/25	275	264
	Public Service Enterprise Group Inc.	2.875%	6/15/24	2,295	2,219
	Public Service Enterprise Group Inc.	0.800%	8/15/25	1,755	1,576
	Public Service Enterprise Group Inc.	5.850%	11/15/27	2,090	2,153
	Puget Energy Inc.	3.650%	5/15/25	393	375

24

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Rayburn Country Securitization LLC	2.307%	12/1/32	296	266
	Sempra Energy	3.300%	4/1/25	1,040	998
	Southern California Edison Co.	3.700%	8/1/25	400	387
	Southern California Edison Co.	1.200%	2/1/26	200	177
	Southern California Gas Co.	2.600%	6/15/26	680	630
	Southern California Gas Co.	2.950%	4/15/27	575	531
	Southern Co.	4.475%	8/1/24	1,120	1,106
	Southern Co.	5.150%	10/6/25	530	534
	Southern Co.	5.113%	8/1/27	1,400	1,396
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	100	93
	Southern Power Co.	0.900%	1/15/26	300	264
	Southwestern Electric Power Co.	1.650%	3/15/26	1,030	923
	Southwestern Public Service Co.	3.300%	6/15/24	1,410	1,378
	Tampa Electric Co.	3.875%	7/12/24	570	559
	Union Electric Co.	2.950%	6/15/27	535	498
[9]	United Energy Distribution Pty Ltd.	3.850%	10/23/24	800	535
[7,9]	Victoria Power Networks Finance Pty Ltd., 3M Australian Bank Bill Rate + 0.500%	3.570%	8/23/24	900	608
	Virginia Electric and Power Co.	3.450%	2/15/24	525	516
	Virginia Electric and Power Co.	3.100%	5/15/25	300	288
	Virginia Electric and Power Co.	3.150%	1/15/26	680	649
	Virginia Electric and Power Co.	2.950%	11/15/26	1,630	1,523
	Virginia Electric and Power Co.	3.500%	3/15/27	800	758
	Virginia Electric and Power Co.	3.750%	5/15/27	550	526
[6]	Vistra Operations Co. LLC	5.125%	5/13/25	303	297
[6]	Vistra Operations Co. LLC	5.500%	9/1/26	680	656
[6]	Vistra Operations Co. LLC	5.625%	2/15/27	110	105
[6]	Vistra Operations Co. LLC	5.000%	7/31/27	40	37
	WEC Energy Group Inc.	0.800%	3/15/24	1,450	1,374
	WEC Energy Group Inc.	5.000%	9/27/25	920	921
	WEC Energy Group Inc.	5.150%	10/1/27	820	830
	Wisconsin Public Service Corp.	5.350%	11/10/25	1,000	1,011
	Xcel Energy Inc.	3.350%	12/1/26	735	692
	Xcel Energy Inc.	1.750%	3/15/27	975	855
					82,261
Total Corporate Bonds (Cost $1,778,210)					1,668,697
Floating Rate Loan Interests (0.1%)
[7]	AAdvantage Loyalty IP Ltd. Term Loan, 3M USD LIBOR + 4.750%	8.993%	4/20/28	35	35
[7]	CDK Global Inc. Term Loan B, TSFR3M + 4.500%	9.080%	7/6/29	45	45
[7]	Churchill Downs Inc. Term Loan B, 1M USD LIBOR + 2.000%	6.390%	12/27/24	84	84
[7]	DaVita Inc. Term Loan B, 1M USD LIBOR +1.750%	5.623%	11/30/25	90	87
[7]	DirecTV Financing LLC Term Loan, 1M USD LIBOR + 5.000%	9.384%	8/2/27	87	85
[7]	Hilton Worldwide Finance LLC Term Loan B-2, 1M USD LIBOR + 1.750%	6.173%	6/22/26	200	199
[7]	McAfee Corp. Term Loan B, TSFR1M + 3.750%	7.974%	3/1/29	40	37
[7]	Medline Borrower LP Term Loan B, 1M USD LIBOR + 3.250%	7.634%	10/23/28	79	75
[7]	SBA Senior Finance II LLC. Term Loan B, 1M USD LIBOR + 1.750%	6.140%	4/11/25	10	10
[7]	Setanta Aircraft Leasing DAC Term Loan B, 3M USD LIBOR + 2.000%	6.730%	11/5/28	1,045	1,038
[7]	SkyMiles IP Ltd. Term Loan B, 3M USD LIBOR + 3.750%	7.993%	10/20/27	110	112
[7]	Spirit Aerosystems, Inc. Term Loan B, TSFR1M + 4.500%	8.823%	1/15/27	35	35
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	SS&C Technologies Inc. Term Loan B-6, TSFR1M + 2.250%	6.673%	3/22/29	27	26
[7]	SS&C Technologies Inc. Term Loan B-7, TSFR1M + 2.250%	6.673%	3/22/29	40	39
[7]	Wyndham Hotels & Resorts Inc. Term Loan B, 1M USD LIBOR + 1.750%	6.134%	5/30/25	89	88
Total Floating Rate Interests (Cost $2,003)					1,995
Sovereign Bonds (1.4%)
[6]	Arab Petroleum Investments Corp.	4.125%	9/18/23	442	438
[6]	Banque Ouest Africaine de Developpement	5.000%	7/27/27	230	215
[6]	CDP Financial Inc.	3.150%	7/24/24	670	653
	Corp. Andina de Fomento	2.375%	5/12/23	660	653
	Corp. Andina de Fomento	1.250%	10/26/24	2,292	2,129
[6]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	50	42
	Dominican Republic	6.000%	7/19/28	529	509
[6]	Dominican Republic	5.500%	2/22/29	475	437
	Export-Import Bank of India	3.875%	3/12/24	484	475
[6]	Fondo MIVIVIENDA SA	4.625%	4/12/27	689	651
[6,8]	Kingdom of Morocco	1.375%	3/30/26	596	579
[8]	Kingdom of Morocco	1.375%	3/30/26	200	194
	Korea Development Bank	3.250%	2/19/24	295	290
[6]	Korea Electric Power Corp.	5.375%	4/6/26	385	387
	Korea National Oil Corp.	0.875%	10/5/25	600	532
[8,14]	MFB Magyar Fejlesztesi Bank Zrt	1.375%	6/24/25	541	522
[6]	Perusahaan Penerbit SBSN Indonesia III	4.400%	6/6/27	469	465
	Republic of Chile	3.125%	1/21/26	260	246
[8]	Republic of Chile	0.100%	1/26/27	570	521
	Republic of Colombia	4.500%	1/28/26	490	461
	Republic of Croatia	5.500%	4/4/23	1,988	1,988
	Republic of Hungary	5.375%	2/21/23	2,601	2,601
	Republic of Hungary	5.750%	11/22/23	2,152	2,155
	Republic of Hungary	5.375%	3/25/24	1,218	1,217
[8]	Republic of Hungary	1.125%	4/28/26	1,000	951
[8]	Republic of Korea	0.000%	10/15/26	257	240
	Republic of Panama	3.750%	3/16/25	1,362	1,317
	Republic of Peru	7.350%	7/21/25	1,096	1,149
	Republic of Peru	2.844%	6/20/30	1,125	954
	Republic of Peru	2.783%	1/23/31	333	276
[8]	Republic of Philippines	0.000%	2/3/23	1,199	1,277
[8]	Republic of Philippines	0.250%	4/28/25	280	277
	Republic of Poland	5.500%	11/16/27	440	452
[8]	Republic of Serbia	3.125%	5/15/27	1,589	1,456
	Republic of Uzbekistan	4.750%	2/20/24	260	254
	Romania	4.375%	8/22/23	370	368
[8]	Romania	2.750%	2/26/26	311	313
[8]	Romania	2.000%	12/8/26	511	489
[6]	Romania	5.250%	11/25/27	733	705
	Romania	5.250%	11/25/27	302	291
[8]	Romania	2.875%	5/26/28	134	124
[8]	Romania	2.500%	2/8/30	196	161
[6,8]	Romania	2.000%	4/14/33	97	66
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	769	734
Total Sovereign Bonds (Cost $32,729)					30,214
Taxable Municipal Bonds (0.0%)
[15]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	425	457
	New York Transportation Development Corp. Miscellaneous Revenue	4.248%	9/1/35	155	149
Total Taxable Municipal Bonds (Cost $665)					606

25

Short-Term Investment-Grade Portfolio
			Coupon		Shares	Market Value• ($000)
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[16]	Vanguard Market Liquidity Fund (Cost $15,569)		4.334%		155,703	15,569
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	NGFP	1/13/23	0.603%	19,049	—
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.608% Semiannually	CITNA	1/17/23	0.608%	19,102	—
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	BNPSW	2/3/23	0.603%	19,119	—
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.630% Semiannually	MSCS	2/3/23	0.630%	19,119	—
Total Options Purchased (Cost $338)					—
Total Investments (102.1%) (Cost $2,330,196)					2,199,527
Other Assets and Liabilities—Net (-2.1%)					(44,403)
Net Assets (100%)					2,155,124
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $65,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $1,389,000 have been segregated as initial margin for open futures contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2022.
6	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the aggregate value was $184,193,000, representing 8.5% of net assets.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Face amount denominated in euro.
9	Face amount denominated in Australian dollars.
10	Face amount denominated in British pounds.
11	Guaranteed by the Republic of Azerbaijan.
12	Non-income-producing security—security in default.
13	Security value determined using significant unobservable inputs.
14	Guaranteed by the Republic of Hungary.
15	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
16	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
6M—6-month.
BNPSW—BNP Paribas.
CITNA—Citibank NA.
DAC—Designated Activity Company.
LIBOR—London Interbank Offered Rate.
MSCS—Morgan Stanley Capital Services LLC.
NGFP—Nomura Global Financial Products Inc.
REMIC—Real Estate Mortgage Investment Conduits.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.

26

Short-Term Investment-Grade Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2023	996	107,498	(361)
Euro-Schatz	March 2023	19	2,144	(24)
				(385)

Short Futures Contracts
10-Year U.S. Treasury Note	March 2023	(126)	(14,149)	245
2-Year U.S. Treasury Note	March 2023	(226)	(46,348)	39
5-Year Government of Canada Bond	March 2023	(6)	(494)	2
AUD 10-Year Treasury Bond	March 2023	(8)	(630)	35
AUD 3-Year Treasury Bond	March 2023	(31)	(2,254)	31
Euro-Bobl	March 2023	(136)	(16,851)	524
Euro-Bund	March 2023	(2)	(285)	18
Long Gilt	March 2023	(15)	(1,812)	99
Long U.S. Treasury Bond	March 2023	(1)	(125)	1
Ultra 10-Year U.S. Treasury Note	March 2023	(73)	(8,635)	62
Ultra Long U.S. Treasury Bond	March 2023	(9)	(1,209)	6
				1,062
				677

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty			Receive		Deliver
BNP Paribas	1/31/23	AUD	176	USD	120	—	—
Bank of America, N.A.	1/11/23	CAD	1,562	USD	1,141	12	—
UBS AG	1/11/23	CAD	5	USD	4	—	—
Morgan Stanley Capital Services Inc.	1/11/23	CAD	4	USD	3	—	—
Toronto-Dominion Bank	1/11/23	CAD	3	USD	2	—	—
Morgan Stanley Capital Services Inc.	1/11/23	CAD	3	USD	2	—	—
UBS AG	1/31/23	EUR	744	USD	795	3	—
Bank of America, N.A.	1/31/23	EUR	678	USD	721	7	—
HSBC Bank plc	1/31/23	EUR	670	USD	707	13	—
Royal Bank of Canada	1/31/23	GBP	608	USD	749	—	(14)
Morgan Stanley Capital Services Inc.	1/31/23	USD	12,249	AUD	18,112	—	(99)
BNP Paribas	1/4/23	USD	120	AUD	176	—	—
BNP Paribas	1/11/23	USD	611	CAD	818	7	—
Wells Fargo Bank N.A.	1/11/23	USD	609	CAD	818	5	—
Toronto-Dominion Bank	1/4/23	USD	2	CAD	3	—	—
Standard Chartered Bank	1/31/23	USD	34,554	EUR	32,542	—	(357)
Bank of America, N.A.	1/31/23	USD	681	EUR	645	—	(11)
Credit Agricole CIB	1/31/23	USD	49	EUR	46	—	(1)
State Street Bank & Trust Co.	1/31/23	USD	12,178	GBP	9,949	140	—
27

Short-Term Investment-Grade Portfolio
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
			Receive		Deliver
HSBC Bank plc	1/31/23	USD	136	GBP	112	1	—
Royal Bank of Canada	1/31/23	USD	3	JPY	471	—	—
						188	(482)
AUD—Australian dollar.
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
iTraxx Europe-S38-V1	12/21/27	EUR	300	1.000	2	1

Credit Protection Purchased
CDX-NA-HY-S37-V2	12/22/26	USD	1,124	(5.000)	(35)	72
					(33)	73
1 Periodic premium received/paid quarterly.
EUR—euro.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Ally Financial Inc./Baa3	12/23/25	GSI	100	1.000	(5)	—	—	(5)
American Express Co./A2	12/23/25	GSI	100	1.000	2	2	—	—
American International Group Inc./Baa2	12/23/25	GSI	100	1.000	1	1	—	—
AT&T Inc./Baa2	12/21/23	BARC	5,240	1.000	8	31	—	(23)
AT&T Inc./Baa2	12/21/23	BARC	1,320	1.000	2	8	—	(6)
Boeing Co./Baa2	6/21/24	GSI	635	1.000	—	4	—	(4)
Boeing Co./Baa2	12/23/25	GSI	100	1.000	—	—	—	—
Chubb INA Holdings Inc./A3	12/23/25	GSI	100	1.000	2	2	—	—
Comcast Corp./A3	12/23/25	GSI	100	1.000	2	2	—	—
CVS Health Corp./Baa2	12/23/25	GSI	100	1.000	1	1	—	—
Dominion Energy Inc./Baa2	12/23/25	GSI	100	1.000	2	2	—	—
Dow Chemical Co./Baa1	12/23/25	GSI	100	1.000	—	1	—	(1)
Enbridge Inc./Baa1	12/23/25	GSI	100	1.000	1	1	—	—
Federation of Malaysia/A3	12/21/27	MSCS	167	1.000	2	(1)	3	—
General Electric Co./Baa1	12/23/25	GSI	100	1.000	1	—	1	—
General Motors Co./Baa3	12/23/25	GSI	100	1.000	(2)	—	—	(2)
28

Short-Term Investment-Grade Portfolio
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
International Business Machines Corp./A3	12/23/25	GSI	100	1.000	2	2	—	—
Kroger Co./Baa1	12/23/25	GSI	100	1.000	1	1	—	—
Lincoln National Corp./Baa1	12/23/25	GSI	100	1.000	—	1	—	(1)
Lowe's Cos. Inc./Baa1	12/23/25	GSI	100	1.000	2	2	—	—
Marathon Petroleum Corp./Baa2	12/23/25	GSI	100	1.000	2	1	1	—
Marsh & McLennan Cos. Inc./Baa1	12/23/25	GSI	100	1.000	2	2	—	—
Metlife Inc./A3	12/23/25	GSI	100	1.000	1	1	—	—
Mondelez International Inc./Baa1	12/23/25	GSI	100	1.000	2	2	—	—
People's Republic of China/A1	6/21/24	GSI	295	1.000	3	2	1	—
Prudential Financial Inc./A3	12/23/25	GSI	100	1.000	1	1	—	—
Republic of Chile/A2	12/21/27	CITNA	1,235	1.000	(5)	(30)	25	—
Republic of Chile/A2	12/21/27	JPMC	300	1.000	(1)	(8)	7	—
Republic of Chile/A2	12/21/27	MSCS	460	1.000	(2)	(10)	8	—
Republic of Philippines/Baa2	12/21/27	BARC	700	1.000	1	(11)	12	—
Simon Property Group LP/A3	12/23/25	GSI	100	1.000	1	1	—	—
UnitedHealth Group Inc./A3	12/23/25	GSI	100	1.000	2	2	—	—
Verizon Communications Inc./Baa1	12/23/25	GSI	100	1.000	—	1	—	(1)
					29	14	58	(43)

Credit Protection Purchased
Bank of China Ltd.	6/21/23	BNPSW	515	(1.000)	(2)	(1)	—	(1)
Boeing Co.	12/21/24	JPMC	310	(1.000)	1	11	—	(10)
Republic of Colombia	6/22/27	MSCS	300	(1.000)	17	12	5	—
					16	22	5	(11)
					45	36	63	(54)
1	Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
CITNA—Citibank NA.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
See accompanying Notes, which are an integral part of the Financial Statements.
29

Short-Term Investment-Grade Portfolio
Statement of Assets and Liabilities
As of December 31, 2022
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,314,627)	2,183,958
Affiliated Issuers (Cost $15,569)	15,569
Total Investments in Securities	2,199,527
Investment in Vanguard	80
Foreign Currency, at Value (Cost $590)	591
Receivables for Investment Securities Sold	51,310
Receivables for Accrued Income	17,180
Receivables for Capital Shares Issued	902
Swap Premiums Paid	97
Variation Margin Receivable—Futures Contracts	26
Variation Margin Receivable—Centrally Cleared Swap Contracts	3
Unrealized Appreciation—Forward Currency Contracts	188
Unrealized Appreciation—Over-the-Counter Swap Contracts	63
Total Assets	2,269,967
Liabilities
Due to Custodian	289
Payables for Investment Securities Purchased	96,413
Payables for Capital Shares Redeemed	17,410
Payables to Vanguard	134
Swap Premiums Received	61
Unrealized Depreciation—Forward Currency Contracts	482
Unrealized Depreciation—Over-the-Counter Swap Contracts	54
Total Liabilities	114,843
Net Assets	2,155,124
At December 31, 2022, net assets consisted of:

Paid-in Capital	2,288,678
Total Distributable Earnings (Loss)	(133,554)
Net Assets	2,155,124

Net Assets
Applicable to 217,228,740 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,155,124
Net Asset Value Per Share	$9.92

See accompanying Notes, which are an integral part of the Financial Statements.
30

Short-Term Investment-Grade Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Dividends—Affiliated Issuers	29
Interest—Unaffiliated Issuers	46,440
Interest—Affiliated Issuers	620
Total Income	47,089
Expenses
The Vanguard Group—Note B
Investment Advisory Services	161
Management and Administrative	2,617
Marketing and Distribution	170
Custodian Fees	68
Auditing Fees	36
Shareholders’ Reports	17
Trustees’ Fees and Expenses	1
Other Expenses	11
Total Expenses	3,081
Expenses Paid Indirectly	(3)
Net Expenses	3,078
Net Investment Income	44,011
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	(38,906)
Investment Securities Sold—Affiliated Issuers	(224)
Futures Contracts	(14,388)
Options Purchased	(68)
Options Written	95
Swap Contracts	(117)
Forward Currency Contracts	5,515
Foreign Currencies	(373)
Realized Net Gain (Loss)	(48,466)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(128,795)
Investment Securities—Affiliated Issuers	(7)
Futures Contracts	430
Options Purchased	(55)
Options Written	(11)
Swap Contracts	7
Forward Currency Contracts	846
Foreign Currencies	19
Change in Unrealized Appreciation (Depreciation)	(127,566)
Net Increase (Decrease) in Net Assets Resulting from Operations	(132,021)

Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	44,011	34,911
Realized Net Gain (Loss)	(48,466)	25,623
Change in Unrealized Appreciation (Depreciation)	(127,566)	(69,853)
Net Increase (Decrease) in Net Assets Resulting from Operations	(132,021)	(9,319)
Distributions
Total Distributions	(52,370)	(58,920)
Capital Share Transactions
Issued	556,971	600,620
Issued in Lieu of Cash Distributions	52,370	58,667
Redeemed	(557,470)	(537,274)
Net Increase (Decrease) from Capital Share Transactions	51,871	122,013
Total Increase (Decrease)	(132,520)	53,774
Net Assets
Beginning of Period	2,287,644	2,233,870
End of Period	2,155,124	2,287,644

See accompanying Notes, which are an integral part of the Financial Statements.
31

Short-Term Investment-Grade Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.78	$11.12	$10.84	$10.54	$10.63
Investment Operations
Net Investment Income[1]	.202	.166	.238	.302	.284
Net Realized and Unrealized Gain (Loss) on Investments	(.815)	(.216)	.336	.287	(.187)
Total from Investment Operations	(.613)	(.050)	.574	.589	.097
Distributions
Dividends from Net Investment Income	(.167)	(.233)	(.294)	(.289)	(.187)
Distributions from Realized Capital Gains	(.080)	(.057)	—	—	—
Total Distributions	(.247)	(.290)	(.294)	(.289)	(.187)
Net Asset Value, End of Period	$9.92	$10.78	$11.12	$10.84	$10.54
Total Return	-5.72%	-0.45%	5.49%	5.69%	0.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,155	$2,288	$2,234	$1,907	$1,683
Ratio of Total Expenses to Average Net Assets	0.14%[2]	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.00%	1.52%	2.18%	2.83%	2.72%
Portfolio Turnover Rate	86%[3]	78%[3]	89%[3]	67%[3]	78%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
3	Includes 10%, 5%, 7% and 1%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
32

Short-Term Investment-Grade Portfolio
Notes to Financial Statements
The Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the portfolio under the MSFTA.
4. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio also enters into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in
33

Short-Term Investment-Grade Portfolio
mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the portfolio to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The portfolio’s right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The portfolio may also invest in loan commitments, which are contractual obligations for a future funding. The portfolio may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
6. Swaptions: The portfolio invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The portfolio enters into swaptions to adjust the portfolio’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The portfolio may purchase a swaption from a counterparty whereby the portfolio has the right to enter into a swap in which the portfolio will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The portfolio may also sell a swaption to a counterparty whereby the portfolio grants the counterparty the right to enter into a swap in which the portfolio will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the portfolio in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended December 31, 2022, the portfolio’s average value of investments in swaptions purchased and swaptions written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.
34

Short-Term Investment-Grade Portfolio
7. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented 8% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended December 31, 2022, the portfolio’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
9. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer
35

Short-Term Investment-Grade Portfolio
with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The portfolio enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated.  In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended December 31, 2022, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented 2% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
The portfolio had no open interest rate swap contracts at December 31, 2022.
10. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
11. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
12. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by
36

Short-Term Investment-Grade Portfolio
Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2022, the portfolio had contributed to Vanguard capital in the amount of $80,000, representing less than 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2022, custodian fee offset arrangements reduced the portfolio’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
37

Short-Term Investment-Grade Portfolio
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	363,706	—	363,706
Asset-Backed/Commercial Mortgage-Backed Securities	—	118,740	—	118,740
Corporate Bonds	—	1,668,696	1	1,668,697
Floating Rate Loan Interests	—	1,995	—	1,995
Sovereign Bonds	—	30,214	—	30,214
Taxable Municipal Bonds	—	606	—	606
Temporary Cash Investments	15,569	—	—	15,569
Options Purchased	—	—	—	—
Total	15,569	2,183,957	1	2,199,527
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,062	—	—	1,062
Forward Currency Contracts	—	188	—	188
Swap Contracts	73[1]	63	—	136
Total	1,135	251	—	1,386
Liabilities
Futures Contracts[1]	385	—	—	385
Forward Currency Contracts	—	482	—	482
Swap Contracts	—	54	—	54
Total	385	536	—	921
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At December 31, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	—	—	—	—
Swap Premiums Paid	—	—	97	97
Unrealized Appreciation—Futures Contracts[1]	1,062	—	—	1,062
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	73	73
Unrealized Appreciation—Forward Currency Contracts	—	188	—	188
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	63	63
Total Assets	1,062	188	233	1,483

Swap Premiums Received	—	—	61	61
Unrealized Depreciation—Futures Contracts[1]	385	—	—	385
Unrealized Depreciation—Forward Currency Contracts	—	482	—	482
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	54	54
Total Liabilities	385	482	115	982
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(14,388)	—	—	(14,388)
Options Purchased	—	—	(68)	(68)
Options Written	—	—	95	95
38

Short-Term Investment-Grade Portfolio
	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Swap Contracts	—	—	(117)	(117)
Forward Currency Contracts	—	5,515	—	5,515
Realized Net Gain (Loss) on Derivatives	(14,388)	5,515	(90)	(8,963)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	430	—	—	430
Options Purchased	(80)	—	25	(55)
Options Written	—	—	(11)	(11)
Swap Contracts	—	—	7	7
Forward Currency Contracts	—	846	—	846
Change in Unrealized Appreciation (Depreciation) on Derivatives	350	846	21	1,217
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	43,648
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(50,898)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(126,304)
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	35,540	53,792
Long-Term Capital Gains	16,830	5,128
Total	52,370	58,920
*	Includes short-term capital gains, if any.
As of December 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,325,948
Gross Unrealized Appreciation	7,562
Gross Unrealized Depreciation	(133,866)
Net Unrealized Appreciation (Depreciation)	(126,304)
G.	During the year ended December 31, 2022, the portfolio purchased $881,537,000 of investment securities and sold $916,394,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,085,214,000 and $930,818,000, respectively.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended
39

Short-Term Investment-Grade Portfolio
December 31, 2022, such purchases were $297,454,000 and sales were $86,228,000, resulting in net realized loss of $1,685,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2022 Shares (000)	2021 Shares (000)

Issued	55,015	55,101
Issued in Lieu of Cash Distributions	5,190	5,442
Redeemed	(55,107)	(49,365)
Net Increase (Decrease) in Shares Outstanding	5,098	11,178
At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 37% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Dec. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	62,033	NA1	NA1	(18)	5	620	—	15,569
Vanguard Short-Term Corporate Bond ETF	2,620	—	2,402	(206)	(12)	29	—	—
Total	64,653	—	2,402	(224)	(7)	649	—	15,569
1	Not applicable—purchases and sales are for temporary cash investment purposes.
J.	Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
40

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Short-Term Investment-Grade Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term Investment-Grade Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
41

Tax information (unaudited)
The portfolio hereby designates $4,888,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $16,830,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
42

"Bloomberg®," Bloomberg U.S. Aggregate Float Adjusted Index, and Bloomberg U.S. 1–5 Year Credit Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Short-Term Investment-Grade Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Short-Term Investment-Grade Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Short-Term Investment-Grade Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index and Bloomberg U.S. 1–5 Year Credit Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Short-Term Investment-Grade Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Short-Term Investment-Grade Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Investment-Grade Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Short-Term Investment-Grade Portfolio customers, in connection with the administration, marketing or trading of the Short-Term Investment-Grade Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE SHORT-TERM INVESTMENT-GRADE PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE SHORT-TERM INVESTMENT-GRADE PORTFOLIO OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
43

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Annuity and Insurance Services > 800-522-5555
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690ST 022023

Annual Report   |   December 31, 2022
Vanguard Variable Insurance Funds
Small Company Growth Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2022, the Small Company Growth Portfolio of the Vanguard Variable Insurance Funds returned –25.35%. It held up better than the –26.21% return of its benchmark, the Russell 2500 Growth Index.
•	Financial markets were challenged as inflation soared to its highest levels in decades due to increased government spending during the pandemic and higher energy and food prices caused by Russia’s invasion of Ukraine. To combat higher prices, central banks around the world tightened monetary policy which caused fears of recession.
•	The portfolio’s positions in information technology, financials, and materials helped results the most. Underweights to energy and consumer staples as well an overweight to communication services detracted the most.
•	For the decade ended December 31, the fund produced an average annual return of 10.06%, below that of its benchmark.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

Advisors’ Report
The Small Company Growth Portfolio returned –25.35% for the 12 months ended December 31, 2022. It held up better than the –26.21% return of its benchmark, the Russell 2500 Growth Index.
The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the 12 months and its effect on the portfolio’s positioning. These comments were prepared on January 13, 2023.
Vanguard Quantitative Equity Group
Portfolio Manager:
Cesar Orosco, CFA,
Head of Alpha Equity Investments
The investment environment
Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which increased fears of recession.
For the 12 months ended December 31, U.S. stocks returned –19.21%, as measured by the Russell 3000 Index. Stocks outside the U.S. returned –15.49%, as measured by the FTSE All-World ex US Index.
The broad U.S. bond market returned –13.07% for the 12-month period, as measured by the Bloomberg U.S. Aggregate Float Adjusted Index. Non-U.S. bonds, as measured by the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), fell –12.72% for the year.
Investment objective and strategy
Although our portion of the portfolio’s overall performance was affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. These include high quality, management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation. We also evaluate companies based on a defensive signal that assesses heavily shorted stocks, as this can signal concerns over future company prospects.
Using these six themes, we generate an expected return, seeking to capitalize on investor biases. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected return while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to our benchmark).
Our successes and shortfalls
Over the 12 months, outperformance was driven by our defensive, value, management decisions, and quality models, with the growth model being the sole detractor. Returns outpaced the benchmark in eight of 11 industry sectors, with information technology (IT), consumer discretionary, and industrials producing the strongest results. Consumer staples, utilities, and energy were the only sectors that detracted from relative performance. Among subsectors, software in IT, auto components and specialty retail in consumer discretionary, and machinery in industrials produced some of the strongest results.
At the individual stock level, overweights to Steel Dynamics in materials, Ovintiv in energy, and Fair Issac in IT as well as underweights to Trex in industrials and AppLovin in IT produced the best results. Overweights to IT companies Atlassian, Domo, and 8x8 as well as underweights to Booz Allen Hamilton in industrials and LPL Financial Holdings in financials detracted the most.
We continue to believe that a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We believe our portfolio offers a strong mix of stocks with attractive valuations and value characteristics.
ArrowMark Partners
Portfolio Managers:
Chad Meade, Partner
Brian Schaub, CFA, Partner
Investment environment
Investor sentiment soured considerably during the 12-month period ended December 31, 2022, amid sustained generational highs in inflation and a boldly hawkish turn by the U.S. Federal Reserve. Ongoing supply chain challenges, rising interest rates, Russia’s invasion of Ukraine, and solid wage growth all propelled prices higher, which sparked recession concerns. Many stocks absorbed significant double-digit losses as interest rates jumped and the U.S. Treasury yield curve flattened. By the end of the year, small- and mid-cap growth indexes had suffered their worst year of performance since 2008.
During the period, the Fed fully transformed its strategy from the accommodative approach implemented in response to COVID-19 to an aggressive tightening campaign focused on taming
2

inflation. In addition to wrapping up its pandemic-era bond-buying program, policymakers started reducing the Fed’s balance sheet and implemented the first 50-basis-point hike since 2000, followed by the first 75-basis-point increase in 28 years. (A basis point is one-hundredth of a percentage point.) In aggregate, the Fed raised interest rates seven times for a total of 425 basis points.
Investment objective
Our investment process prioritizes the management of risk over the opportunity for return, and our goal is to build an all-weather portfolio that can perform in a variety of market conditions. We look to build a portfolio that can mitigate capital losses on the downside and, secondarily, provide 100% upside participation during market recoveries.
Portfolio results
HealthEquity, a provider of health savings accounts (HSAs), was a positive contributor to performance during the period. The increasing adoption of high-deductible health insurance plans by employers has led to higher demand for HSAs, which provide consumers with an effective means of saving and paying for health-related expenses. Our investment thesis for this company is based on our belief that, as the market-leading U.S. provider of HSAs, HealthEquity will continue to benefit from rising demand trends.
Industrials company Clean Harbors, a leading hazardous waste treatment, storage, and disposal management company in North America, also contributed positively to performance. Particularly impressive are its hazardous waste incinerators, which are nearly impossible to replicate. We also like its oil re-refinery business, which is gaining recognition as a sustainable source of motor oil.
Generac Holdings was one of our portfolio holdings that struggled during the period. Generac is a manufacturer of power generation equipment with a leading position in home standby generators. It also offers consumers a home energy management system that harnesses and stores power from the sun for backup during utility power outages. Severe weather events that strained already overburdened power grids in California and other key markets have created significant opportunities for home power generation equipment manufacturers. With the future potential to aggregate these distributed energy resources through the company’s grid services business, homeowners have the potential to monetize these assets.
8x8, a cloud communications provider that offers businesses a unified voice, contact center, video, and chat platform, also held back results. The company in late 2020 hired a new CEO who has since refocused on areas of the market where 8x8 has competitive advantages and the potential to earn higher margins. In conjunction with this change in strategy, the company exited low-growth and low-margin product lines, which has led to what we believe is a temporary slowdown in revenue growth.
As always, we will continue to look for companies that can perform in a variety of market conditions and mitigate capital losses.
Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Quantitative Equity Group	49	651	Employs a quantitative approach that focuses on fundamental factors, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
ArrowMark Partners	48	637	The firm uses in-depth fundamental research to uncover companies that, in its opinion, can control their own economic destiny. It starts by identifying businesses with strong competitive advantages in industries with high barriers to entry, then narrows the focus to companies with large potential markets and high-quality business models focused on the future. Finally, considerations are made for potential downside risk, resulting in a diversified portfolio of between 75 and 100 stocks.
Cash Investments	3	40	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2022
Small Company Growth Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,031.40	$1.43
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.79	1.43
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

Small Company Growth Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Small Company Growth Portfolio	-25.35%	4.53%	10.06%	$26,087
Russell 2500 Growth Index	-26.21	5.97	10.62	27,430
Dow Jones U.S. Total Stock Market Float Adjusted Index	-19.53	8.65	12.03	31,151
See Financial Highlights for dividend and capital gains information.
5

Small Company Growth Portfolio
Portfolio Allocation
As of December 31, 2022
Communication Services	4.0%
Consumer Discretionary	14.0
Consumer Staples	2.1
Energy	3.1
Financials	4.8
Health Care	23.6
Industrials	21.3
Information Technology	21.6
Materials	3.4
Real Estate	1.3
Utilities	0.8
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Small Company Growth Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.4%)
Communication Services (3.9%)
*	Ziff Davis Inc.	217,013	17,166
*	ZipRecruiter Inc. Class A	679,344	11,155
*	Cargurus Inc.	686,216	9,614
*	Iridium Communications Inc.	76,149	3,914
*	Yelp Inc. Class A	80,912	2,212
	Shutterstock Inc.	29,892	1,576
	Cable One Inc.	2,039	1,451
*	Clear Channel Outdoor Holdings Inc.	1,059,840	1,113
*	Playtika Holding Corp.	94,660	806
*	DHI Group Inc.	87,219	461
*	TripAdvisor Inc.	18,594	334
*	Bandwidth Inc. Class A	14,155	325
*	Integral Ad Science Holding Corp.	26,928	237
	Madison Square Garden Sports Corp.	920	169
*	WideOpenWest Inc.	17,597	160
*	Vimeo Inc.	41,820	143
*	Loyalty Ventures Inc.	50,237	121
*	Consolidated Communications Holdings Inc.	27,951	100
			51,057
Consumer Discretionary (13.4%)
*	Skechers USA Inc. Class A	371,151	15,570
*	frontdoor Inc.	734,153	15,270
	Churchill Downs Inc.	60,473	12,786
*	Under Armour Inc. Class C	939,535	8,381
*	Sally Beauty Holdings Inc.	652,766	8,173
*	Grand Canyon Education Inc.	60,189	6,360
	Hanesbrands Inc.	875,583	5,569
	Texas Roadhouse Inc. Class A	61,060	5,553
	Carter's Inc.	71,205	5,313
*	Canada Goose Holdings Inc.	289,529	5,156
*	Sportradar Holding AG Class A	475,093	4,732
*	Floor & Decor Holdings Inc. Class A	60,266	4,196
*	Skyline Champion Corp.	76,107	3,920
	Buckle Inc.	84,659	3,839
*	Fox Factory Holding Corp.	40,816	3,724
	Williams-Sonoma Inc.	32,376	3,721
	Boyd Gaming Corp.	66,644	3,634
*	Farfetch Ltd. Class A	765,321	3,620
	Murphy USA Inc.	11,128	3,111
	Travel & Leisure Co.	77,981	2,838
	Toll Brothers Inc.	52,057	2,599
*	Perdoceo Education Corp.	158,802	2,207
*	SeaWorld Entertainment Inc.	41,072	2,198
	Oxford Industries Inc.	23,385	2,179
*	CarParts.com Inc.	314,645	1,970
*	Malibu Boats Inc. Class A	36,003	1,919
		Shares	Market Value• ($000)
	Patrick Industries Inc.	31,181	1,890
	Tapestry Inc.	49,297	1,877
*	Chegg Inc.	71,055	1,796
*	Cavco Industries Inc.	7,362	1,666
	Dine Brands Global Inc.	25,557	1,651
*	Six Flags Entertainment Corp.	70,542	1,640
*	Modine Manufacturing Co.	75,621	1,502
*	Tri Pointe Homes Inc.	79,259	1,473
*	Master Craft Boat Holdings Inc.	56,237	1,455
	Pool Corp.	4,582	1,385
*	RH	5,122	1,368
	Signet Jewelers Ltd.	18,264	1,242
*	American Axle & Manufacturing Holdings Inc.	156,902	1,227
	Ruth's Hospitality Group Inc.	76,148	1,179
	Academy Sports & Outdoors Inc.	21,353	1,122
	Wingstop Inc.	7,824	1,077
*	Liquidity Services Inc.	74,515	1,048
*	Destination XL Group Inc.	151,300	1,021
*	Deckers Outdoor Corp.	2,528	1,009
*	Hilton Grand Vacations Inc.	22,935	884
*	Everi Holdings Inc.	52,353	751
*	Inspired Entertainment Inc.	58,846	746
*	Chico's FAS Inc.	151,241	744
	Carriage Services Inc. Class A	23,028	634
*	Visteon Corp.	4,677	612
	Steven Madden Ltd.	18,020	576
*	Dave & Buster's Entertainment Inc.	16,045	569
	Caleres Inc.	22,039	491
	RCI Hospitality Holdings Inc.	5,197	484
	Standard Motor Products Inc.	13,776	479
*	Boot Barn Holdings Inc.	7,603	475
	Hibbett Inc.	6,826	466
*	Golden Entertainment Inc.	11,514	431
*	Brinker International Inc.	12,984	414
*	Taylor Morrison Home Corp. Class A	13,027	395
	Wendy's Co.	17,258	390
*	Monarch Casino & Resort Inc.	5,012	385
	Installed Building Products Inc.	3,485	298
*	Accel Entertainment Inc. Class A	38,333	295
*	Green Brick Partners Inc.	11,514	279
	PulteGroup Inc.	6,047	275
*	Five Below Inc.	1,236	219
*	Quotient Technology Inc.	60,255	207
*	Duluth Holdings Inc. Class B	31,913	197
		Shares	Market Value• ($000)
*	Luminar Technologies Inc. Class A	38,803	192
*	MarineMax Inc.	4,786	149
*	Latham Group Inc.	44,277	143
*	Workhorse Group Inc.	89,508	136
*	Stoneridge Inc.	6,110	132
*,1	Torrid Holdings Inc.	44,029	130
*	Dorman Products Inc.	1,579	128
*	Holley Inc.	26,192	55
			177,927
Consumer Staples (2.0%)
*	elf Beauty Inc.	79,536	4,398
	Coca-Cola Consolidated Inc.	7,915	4,055
	Cal-Maine Foods Inc.	72,652	3,956
*	BJ's Wholesale Club Holdings Inc.	50,092	3,314
	Lamb Weston Holdings Inc.	28,191	2,519
*	Pilgrim's Pride Corp.	82,303	1,953
*	Darling Ingredients Inc.	30,264	1,894
	John B Sanfilippo & Son Inc.	10,719	872
*	Herbalife Nutrition Ltd.	58,607	872
	Medifast Inc.	7,544	870
	Turning Point Brands Inc.	30,278	655
	Inter Parfums Inc.	4,200	406
*	Olaplex Holdings Inc.	53,210	277
*	USANA Health Sciences Inc.	3,770	201
*	Vital Farms Inc.	9,334	139
*	Performance Food Group Co.	2,320	136
			26,517
Energy (3.0%)
	Diamondback Energy Inc.	22,221	3,039
	SM Energy Co.	87,090	3,033
	Texas Pacific Land Corp.	1,184	2,776
*	Southwestern Energy Co.	362,694	2,122
*	Nabors Industries Ltd. (XNYS)	13,380	2,072
	Range Resources Corp.	80,612	2,017
*	Talos Energy Inc.	100,243	1,893
	Liberty Energy Inc. Class A	118,052	1,890
*	Kosmos Energy Ltd.	269,890	1,717
*	W&T Offshore Inc.	298,588	1,666
*	Par Pacific Holdings Inc.	66,435	1,545
	Ovintiv Inc. (XNYS)	28,761	1,458
*	Weatherford International plc	26,568	1,353
*	Amplify Energy Corp.	148,706	1,307
*	Antero Resources Corp.	40,437	1,253
	Delek US Holdings Inc.	44,635	1,205
	PBF Energy Inc. Class A	29,088	1,186
*	US Silica Holdings Inc.	94,857	1,186
*	Denbury Inc.	12,778	1,112
	Matador Resources Co.	19,219	1,100
	CONSOL Energy Inc.	10,289	669
	Riley Exploration Permian Inc.	18,541	546
7

Small Company Growth Portfolio
		Shares	Market Value• ($000)
	CVR Energy Inc.	16,127	505
*	Laredo Petroleum Inc.	9,008	463
*	Callon Petroleum Co.	11,726	435
	Comstock Resources Inc.	26,251	360
	PDC Energy Inc.	5,145	327
	Arch Resources Inc.	2,174	310
*	NexTier Oilfield Solutions Inc.	31,121	288
	Patterson-UTI Energy Inc.	15,079	254
*	Oceaneering International Inc.	10,600	185
*	TETRA Technologies Inc.	38,439	133
	Solaris Oilfield Infrastructure Inc. Class A	11,808	117
			39,522
Financials (4.5%)
	LPL Financial Holdings Inc.	78,724	17,018
	WisdomTree Inc.	1,472,040	8,023
	FactSet Research Systems Inc.	10,462	4,197
	Synovus Financial Corp.	95,630	3,591
	Everest Re Group Ltd.	10,614	3,516
	RLI Corp.	26,289	3,451
	Virtus Investment Partners Inc.	15,091	2,889
	Kinsale Capital Group Inc.	9,395	2,457
*	LendingClub Corp.	270,026	2,376
	Brightsphere Investment Group Inc.	112,843	2,322
	Bank of NT Butterfield & Son Ltd.	68,436	2,040
*	NMI Holdings Inc. Class A	60,626	1,267
*	Focus Financial Partners Inc. Class A	24,526	914
	Victory Capital Holdings Inc. Class A	31,111	835
	Westamerica BanCorp.	14,031	828
*	Palomar Holdings Inc.	15,919	719
	Perella Weinberg Partners Class A	70,035	686
	Lincoln National Corp.	21,893	673
	Hanmi Financial Corp.	26,265	650
*	Blucora Inc.	20,441	522
	Regional Management Corp.	16,355	459
*	Green Dot Corp. Class A	22,177	351
	Esquire Financial Holdings Inc.	5,302	229
*	Silvergate Capital Corp. Class A	9,404	164
*	Open Lending Corp. Class A	18,805	127
			60,304
Health Care (22.5%)
*	QuidelOrtho Corp.	236,628	20,272
*	Merit Medical Systems Inc.	265,205	18,729
	Cooper Cos. Inc.	45,944	15,192
	STERIS plc	80,831	14,929
*	Henry Schein Inc.	155,576	12,426
*	Certara Inc.	546,533	8,783
*	HealthEquity Inc.	137,700	8,488
	Teleflex Inc.	31,919	7,968
	Bio-Techne Corp.	89,558	7,423
*	Nevro Corp.	185,780	7,357
*	Pediatrix Medical Group Inc.	419,115	6,228
*	Veracyte Inc.	251,908	5,978
	Bruker Corp.	81,185	5,549
*	Agios Pharmaceuticals Inc.	168,102	4,720
		Shares	Market Value• ($000)
*	SpringWorks Therapeutics Inc.	179,375	4,666
*	Medpace Holdings Inc.	21,555	4,579
*	Inspire Medical Systems Inc.	18,084	4,555
*	Legend Biotech Corp. ADR	86,299	4,308
	Chemed Corp.	8,411	4,293
*	CareDx Inc.	372,774	4,253
*	AMN Healthcare Services Inc.	40,896	4,205
*	CorVel Corp.	28,732	4,176
*	Doximity Inc. Class A	117,592	3,946
*	Omnicell Inc.	75,743	3,819
*	IQVIA Holdings Inc.	18,203	3,730
*	Charles River Laboratories International Inc.	16,830	3,667
*	Shockwave Medical Inc.	17,353	3,568
*	Sotera Health Co.	426,167	3,550
*	Arvinas Inc.	102,669	3,512
*	Alkermes plc	129,049	3,372
*	Align Technology Inc.	15,814	3,335
*	Relay Therapeutics Inc.	221,172	3,304
*	Axogen Inc.	322,548	3,219
*	Sarepta Therapeutics Inc.	24,538	3,180
*	Ionis Pharmaceuticals Inc.	80,051	3,024
*	C4 Therapeutics Inc.	504,148	2,974
*	Neurocrine Biosciences Inc.	22,253	2,658
*	Veeva Systems Inc. Class A	13,567	2,189
*	Avantor Inc.	102,242	2,156
*	STAAR Surgical Co.	42,219	2,049
*	Evolent Health Inc. Class A	72,699	2,041
*	Lantheus Holdings Inc.	36,420	1,856
	Stevanato Group SpA	102,842	1,848
*	Deciphera Pharmaceuticals Inc.	108,788	1,783
*	ViewRay Inc.	377,288	1,690
*	HealthStream Inc.	66,462	1,651
*	TG Therapeutics Inc.	137,223	1,623
*	Exact Sciences Corp.	32,565	1,612
*	Apellis Pharmaceuticals Inc.	30,818	1,594
*	Tenet Healthcare Corp.	32,419	1,582
*	Haemonetics Corp.	19,473	1,532
	West Pharmaceutical Services Inc.	6,493	1,528
*	Sangamo Therapeutics Inc.	476,639	1,497
*	Novocure Ltd.	20,245	1,485
*	Exelixis Inc.	88,057	1,412
*	NuVasive Inc.	31,655	1,305
*	Agenus Inc.	542,592	1,302
*	Coherus Biosciences Inc.	163,876	1,298
*	Puma Biotechnology Inc.	298,187	1,261
*	PTC Therapeutics Inc.	31,774	1,213
	iRadimed Corp.	41,868	1,184
*	ACADIA Pharmaceuticals Inc.	72,542	1,155
*	Intercept Pharmaceuticals Inc.	93,106	1,152
*	Cerus Corp.	309,492	1,130
*	Atara Biotherapeutics Inc.	338,786	1,111
*	Arrowhead Pharmaceuticals Inc.	26,059	1,057
*	Natera Inc.	24,955	1,002
*	Protagonist Therapeutics Inc.	89,211	973
*	Rigel Pharmaceuticals Inc.	635,318	953
*	Axonics Inc.	14,432	902
*	Heron Therapeutics Inc.	345,855	865
*	CytomX Therapeutics Inc.	532,095	851
		Shares	Market Value• ($000)
*	Akebia Therapeutics Inc.	1,422,702	821
*	Karyopharm Therapeutics Inc.	240,905	819
*	Affimed NV	653,577	810
*	Masimo Corp.	5,381	796
*	Kiniksa Pharmaceuticals Ltd. Class A	52,211	782
*	iRhythm Technologies Inc.	8,199	768
*	FibroGen Inc.	47,779	765
*	MacroGenics Inc.	111,566	749
*	Sorrento Therapeutics Inc.	761,346	675
*	Innovage Holding Corp.	85,882	617
*	AtriCure Inc.	13,061	580
*	Y-mAbs Therapeutics Inc.	118,802	580
*	NGM Biopharmaceuticals Inc.	111,040	557
*	Precision BioSciences Inc.	462,172	550
*	Silk Road Medical Inc.	9,758	516
*	Inogen Inc.	25,202	497
*	Option Care Health Inc.	15,971	481
*,1	Novavax Inc.	45,576	469
*	Selecta Biosciences Inc.	413,816	468
*	Surmodics Inc.	13,367	456
*	Health Catalyst Inc.	39,627	421
*	Arcturus Therapeutics Holdings Inc.	21,677	368
*	Teladoc Health Inc.	14,614	346
*	WaVe Life Sciences Ltd.	45,825	321
*	Voyager Therapeutics Inc.	41,588	254
*	Bridgebio Pharma Inc.	30,502	232
*	PetIQ Inc. Class A	24,229	223
*	Relmada Therapeutics Inc.	62,799	219
	Ensign Group Inc.	2,300	218
*	Ultragenyx Pharmaceutical Inc.	4,704	218
*	NanoString Technologies Inc.	26,706	213
*	Joint Corp.	14,789	207
*	Glaukos Corp.	4,618	202
*	MEI Pharma Inc.	739,217	180
*	Pieris Pharmaceuticals Inc.	170,392	177
*,1	Spectrum Pharmaceuticals Inc.	475,988	175
*	Viemed Healthcare Inc.	21,005	159
*	Amedisys Inc.	1,854	155
*	Pennant Group Inc.	13,598	149
*	Infinity Pharmaceuticals Inc.	265,397	147
*	Tactile Systems Technology Inc.	12,146	139
*	Cue Biopharma Inc.	47,166	134
*	Aadi Bioscience Inc.	10,349	133
*	Gritstone bio Inc.	33,605	116
*	ImmunoGen Inc.	23,469	116
*	Cross Country Healthcare Inc.	3,933	105
*	Avalo Therapeutics Inc.	19,776	101
*	Fortress Biotech Inc.	151,271	99
*	Homology Medicines Inc.	66,289	84
*	Assembly Biosciences Inc.	63,315	82
*	Celularity Inc.	62,505	81
*	Harpoon Therapeutics Inc.	98,260	71
*	Retractable Technologies Inc.	39,875	65
*,1	Aquestive Therapeutics Inc.	55,778	50
*	Molecular Templates Inc.	112,801	37
*	Athenex Inc.	202,067	30
			298,560
8

Small Company Growth Portfolio
		Shares	Market Value• ($000)
Industrials (20.3%)
	Ritchie Bros Auctioneers Inc.	390,920	22,607
*	Alight Inc. Class A	2,257,492	18,873
	Sensata Technologies Holding plc	450,460	18,190
	Forward Air Corp.	126,456	13,264
*	ACV Auctions Inc. Class A	1,528,583	12,550
	Tennant Co.	153,831	9,471
*	TriNet Group Inc.	127,136	8,620
*	Kirby Corp.	121,046	7,789
	Matson Inc.	119,297	7,457
	John Bean Technologies Corp.	71,904	6,567
*	Generac Holdings Inc.	54,774	5,514
	Applied Industrial Technologies Inc.	42,974	5,416
*	WillScot Mobile Mini Holdings Corp.	117,617	5,313
*	Atkore Inc.	46,000	5,217
	UFP Industries Inc.	62,627	4,963
	Allison Transmission Holdings Inc.	115,029	4,785
	CH Robinson Worldwide Inc.	51,609	4,725
	EMCOR Group Inc.	31,524	4,669
*	Cimpress plc	159,310	4,399
	Watts Water Technologies Inc. Class A	27,181	3,975
*	GMS Inc.	77,679	3,868
	Kforce Inc.	65,219	3,576
	Heartland Express Inc.	229,491	3,520
*	Middleby Corp.	26,185	3,506
	Howmet Aerospace Inc.	86,239	3,399
	Terex Corp.	76,805	3,281
*	Rocket Lab USA Inc.	854,676	3,222
	Tetra Tech Inc.	20,348	2,954
	Carlisle Cos. Inc.	12,449	2,934
	Lincoln Electric Holdings Inc.	20,275	2,929
	AGCO Corp.	20,958	2,907
	Robert Half International Inc.	37,368	2,759
	Valmont Industries Inc.	7,729	2,556
	H&E Equipment Services Inc.	55,945	2,540
	Advanced Drainage Systems Inc.	28,952	2,373
*	Titan International Inc.	150,521	2,306
	Heidrick & Struggles International Inc.	76,224	2,132
*	SP Plus Corp.	60,917	2,115
	Korn Ferry	38,478	1,948
	GrafTech International Ltd.	408,087	1,942
	Veritiv Corp.	14,897	1,813
*	Heritage-Crystal Clean Inc.	55,753	1,811
*	Axon Enterprise Inc.	10,648	1,767
	Marten Transport Ltd.	89,113	1,763
	Spirit AeroSystems Holdings Inc. Class A	57,665	1,707
*	MRC Global Inc.	128,892	1,493
	Apogee Enterprises Inc.	33,155	1,474
	Exponent Inc.	14,636	1,450
*	Sterling Check Corp.	92,518	1,431
*	Masonite International Corp.	17,201	1,387
	Herc Holdings Inc.	10,428	1,372
	Booz Allen Hamilton Holding Corp. Class A	13,118	1,371
*	Forrester Research Inc.	35,932	1,285
*	Franklin Covey Co.	27,222	1,273
	Boise Cascade Co.	17,317	1,189
		Shares	Market Value• ($000)
	Enerpac Tool Group Corp. Class A	44,846	1,141
	Graco Inc.	16,937	1,139
*	Lyft Inc. Class A	98,901	1,090
	Fortune Brands Innovations Inc.	17,676	1,009
*	ASGN Inc.	11,351	925
	Nordson Corp.	3,696	879
	CRA International Inc.	6,751	826
	Universal Logistics Holdings Inc.	22,189	742
*	WESCO International Inc.	5,749	720
	Kadant Inc.	3,828	680
*	MYR Group Inc.	7,302	672
*	Sterling Infrastructure Inc.	19,435	637
	Wabash National Corp.	27,902	631
*	Daseke Inc.	110,467	629
*	Array Technologies Inc.	30,210	584
	Donaldson Co. Inc.	8,876	522
*	Shoals Technologies Group Inc. Class A	20,404	503
*	Enovix Corp.	38,231	476
*	Hireright Holdings Corp.	35,905	426
*,1	ESS Tech Inc.	155,370	378
*	Chart Industries Inc.	2,839	327
	Allegion plc	2,166	228
*	CIRCOR International Inc.	7,246	174
	Trinity Industries Inc.	5,474	162
*	Saia Inc.	698	146
	Insteel Industries Inc.	5,158	142
	Brink's Co.	2,396	129
	Mueller Industries Inc.	2,107	124
	Global Industrial Co.	4,712	111
			269,869
Information Technology (20.6%)
*	Momentive Global Inc.	1,833,117	12,832
*	Trimble Inc.	253,262	12,805
*,1	GLOBALFOUNDRIES Inc.	231,319	12,466
*	ON Semiconductor Corp.	195,824	12,214
*	Euronet Worldwide Inc.	127,633	12,046
*	N-Able Inc.	968,249	9,954
*	Smartsheet Inc. Class A	244,028	9,605
*	Dynatrace Inc.	237,410	9,093
*	Monday.com Ltd.	65,723	8,018
*	Okta Inc.	117,007	7,995
*	Consensus Cloud Solutions Inc.	138,035	7,421
*	8x8 Inc.	1,575,263	6,805
	Jabil Inc.	91,426	6,235
*	DocuSign Inc. Class A	111,158	6,160
*	Tenable Holdings Inc.	153,946	5,873
*	Fair Isaac Corp.	9,575	5,731
*	Sumo Logic Inc.	706,032	5,719
*	Dropbox Inc. Class A	249,897	5,593
*	Lattice Semiconductor Corp.	85,187	5,527
*	Manhattan Associates Inc.	41,151	4,996
*	Qualtrics International Inc. Class A	473,195	4,912
*	Axcelis Technologies Inc.	56,416	4,477
*	Nutanix Inc. Class A	162,116	4,223
*	Box Inc. Class A	133,762	4,164
*	Wix.com Ltd.	51,413	3,950
*	Pure Storage Inc. Class A	146,664	3,925
*	Cadence Design Systems Inc.	23,950	3,847
*	Extreme Networks Inc.	188,485	3,451
*	Domo Inc. Class B	239,921	3,416
*	ExlService Holdings Inc.	19,099	3,236
*	RingCentral Inc. Class A	85,077	3,012
*	Yext Inc.	448,234	2,927
*	CommVault Systems Inc.	46,184	2,902
		Shares	Market Value• ($000)
*	Paylocity Holding Corp.	14,929	2,900
*	CommScope Holding Co. Inc.	384,716	2,828
*	Impinj Inc.	23,542	2,570
*	Elastic NV	49,868	2,568
*	MaxLinear Inc.	74,515	2,530
*	Synaptics Inc.	24,172	2,300
*	Everbridge Inc.	71,767	2,123
*	Diodes Inc.	27,876	2,122
*	Super Micro Computer Inc.	25,720	2,112
*	Teradata Corp.	59,192	1,992
*	Rapid7 Inc.	58,386	1,984
	CSG Systems International Inc.	32,880	1,881
*	New Relic Inc.	29,627	1,672
*	International Money Express Inc.	66,581	1,623
*	eGain Corp.	174,153	1,573
*	Agilysys Inc.	19,838	1,570
*	Atlassian Corp. Ltd. Class A	10,905	1,403
	Amkor Technology Inc.	58,400	1,400
*	Toast Inc. Class A	76,586	1,381
*	Arlo Technologies Inc.	324,493	1,139
*	SMART Global Holdings Inc.	75,986	1,131
*	Globant SA	6,229	1,047
	Pegasystems Inc.	28,023	959
	CDW Corp.	5,328	951
*	PTC Inc.	7,380	886
*	EPAM Systems Inc.	2,657	871
*	BigCommerce Holdings Inc. Series 1	99,321	868
*	Infinera Corp.	123,248	831
*	Brightcove Inc.	155,847	815
*	Zuora Inc. Class A	127,985	814
	Vishay Intertechnology Inc.	36,752	793
	Genpact Ltd.	13,798	639
*	Varonis Systems Inc. Class B	25,913	620
*	NCR Corp.	25,282	592
*	ePlus Inc.	13,331	590
*	Diebold Nixdorf Inc.	379,924	539
	Jack Henry & Associates Inc.	3,022	531
	A10 Networks Inc.	31,182	519
*	AvidXchange Holdings Inc.	50,624	503
	TTEC Holdings Inc.	9,738	430
*	FormFactor Inc.	17,995	400
*	LivePerson Inc.	32,573	330
*	Aeva Technologies Inc.	225,320	306
*	ACM Research Inc. Class A	37,312	288
*	Sanmina Corp.	4,809	276
*	Upland Software Inc.	37,477	267
*	PDF Solutions Inc.	8,717	249
*,1	Kaltura Inc.	130,995	225
*	Perficient Inc.	3,169	221
*	Unisys Corp.	42,990	220
*	Payoneer Global Inc.	29,505	161
*	Squarespace Inc. Class A	6,801	151
*	Workiva Inc. Class A	1,600	134
*	SkyWater Technology Inc.	17,937	128
			273,486
Materials (3.3%)
	Graphic Packaging Holding Co.	505,611	11,250
	Eagle Materials Inc.	38,778	5,152
	Chemours Co.	109,849	3,364
	Warrior Met Coal Inc.	86,256	2,988
	Olin Corp.	55,288	2,927
9

Small Company Growth Portfolio
		Shares	Market Value• ($000)
*	Ingevity Corp.	38,795	2,733
	AdvanSix Inc.	57,628	2,191
	American Vanguard Corp.	86,245	1,872
*	O-I Glass Inc.	101,840	1,687
	Myers Industries Inc.	61,692	1,371
	Alpha Metallurgical Resources Inc.	8,798	1,288
	Sensient Technologies Corp.	16,128	1,176
*	Constellium SE Class A	71,203	842
*	LSB Industries Inc.	56,356	750
	Avery Dennison Corp.	4,103	743
	Innospec Inc.	7,133	734
	Chase Corp.	7,401	638
*	Livent Corp.	28,757	571
	Kronos Worldwide Inc.	54,390	511
	Berry Global Group Inc.	5,918	358
	Sylvamo Corp.	3,633	176
	Koppers Holdings Inc.	5,786	163
*	Century Aluminum Co.	16,825	138
			43,623
Real Estate (1.2%)
	Essential Properties Realty Trust Inc.	149,245	3,503
	Outfront Media Inc.	172,209	2,855
		Shares	Market Value• ($000)
	National Storage Affiliates Trust	70,145	2,534
	Universal Health Realty Income Trust	41,970	2,003
	DigitalBridge Group Inc.	171,892	1,880
	NexPoint Residential Trust Inc.	39,191	1,706
	Hersha Hospitality Trust Class A	146,071	1,245
	CareTrust REIT Inc.	12,435	231
	Gladstone Commercial Corp.	7,318	135
			16,092
Utilities (0.7%)
	Otter Tail Corp.	68,322	4,011
	National Fuel Gas Co.	56,236	3,560
	Vistra Corp.	68,388	1,587
	Brookfield Infrastructure Corp. Class A (XTSE)	10,812	420
*	Pure Cycle Corp.	15,719	165
			9,743
Total Common Stocks (Cost $1,499,813)			1,266,700
		Shares	Market Value• ($000)
Temporary Cash Investments (5.4%)
Money Market Fund (5.4%)
[2,3]	Vanguard Market Liquidity Fund, 4.334% (Cost $71,291)	712,956	71,289
Total Investments (100.8%) (Cost $1,571,104)			1,337,989
Other Assets and Liabilities—Net (-0.8%)			(10,415)
Net Assets (100%)			1,327,574
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $13,364,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $13,798,000 was received for securities on loan.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	March 2023	472	41,793	(478)

See accompanying Notes, which are an integral part of the Financial Statements.
10

Small Company Growth Portfolio
Statement of Assets and Liabilities
As of December 31, 2022
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,499,813)	1,266,700
Affiliated Issuers (Cost $71,291)	71,289
Total Investments in Securities	1,337,989
Investment in Vanguard	51
Cash	491
Cash Collateral Pledged—Futures Contracts	2,754
Receivables for Investment Securities Sold	783
Receivables for Accrued Income	665
Receivables for Capital Shares Issued	349
Total Assets	1,343,082
Liabilities
Payables for Investment Securities Purchased	684
Collateral for Securities on Loan	13,798
Payables to Investment Advisor	207
Payables for Capital Shares Redeemed	545
Payables to Vanguard	128
Variation Margin Payable—Futures Contracts	146
Total Liabilities	15,508
Net Assets	1,327,574
1 Includes $13,364,000 of securities on loan.
At December 31, 2022, net assets consisted of:

Paid-in Capital	1,616,819
Total Distributable Earnings (Loss)	(289,245)
Net Assets	1,327,574

Net Assets
Applicable to 89,846,580 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,327,574
Net Asset Value Per Share	$14.78

See accompanying Notes, which are an integral part of the Financial Statements.
11

Small Company Growth Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Dividends[1]	9,261
Interest[2]	1,014
Securities Lending—Net	470
Total Income	10,745
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,838
Performance Adjustment	(354)
The Vanguard Group—Note C
Management and Administrative	2,729
Marketing and Distribution	81
Custodian Fees	21
Auditing Fees	30
Shareholders’ Reports	28
Trustees’ Fees and Expenses	1
Other Expenses	9
Total Expenses	4,383
Net Investment Income	6,362
Realized Net Gain (Loss)
Investment Securities Sold[2]	(52,662)
Futures Contracts	(5,575)
Realized Net Gain (Loss)	(58,237)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(427,526)
Futures Contracts	(2,120)
Change in Unrealized Appreciation (Depreciation)	(429,646)
Net Increase (Decrease) in Net Assets Resulting from Operations	(481,521)
1	Dividends are net of foreign withholding taxes of $56,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $987,000, ($9,000), less than $1,000, and $6,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,362	4,393
Realized Net Gain (Loss)	(58,237)	510,053
Change in Unrealized Appreciation (Depreciation)	(429,646)	(224,931)
Net Increase (Decrease) in Net Assets Resulting from Operations	(481,521)	289,515
Distributions
Total Distributions	(435,138)	(116,289)
Capital Share Transactions
Issued	106,836	169,090
Issued in Lieu of Cash Distributions	435,138	116,289
Redeemed	(241,319)	(645,010)
Net Increase (Decrease) from Capital Share Transactions	300,655	(359,631)
Total Increase (Decrease)	(616,004)	(186,405)
Net Assets
Beginning of Period	1,943,578	2,129,983
End of Period	1,327,574	1,943,578

See accompanying Notes, which are an integral part of the Financial Statements.
12

Small Company Growth Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$26.50	$24.49	$23.08	$20.30	$24.62
Investment Operations
Net Investment Income[1]	.073	.056	.102	.128	.123
Net Realized and Unrealized Gain (Loss) on Investments	(5.677)	3.343	3.521	5.323	(1.563)
Total from Investment Operations	(5.604)	3.399	3.623	5.451	(1.440)
Distributions
Dividends from Net Investment Income	(.057)	(.101)	(.143)	(.118)	(.103)
Distributions from Realized Capital Gains	(6.059)	(1.288)	(2.070)	(2.553)	(2.777)
Total Distributions	(6.116)	(1.389)	(2.213)	(2.671)	(2.880)
Net Asset Value, End of Period	$14.78	$26.50	$24.49	$23.08	$20.30
Total Return	-25.35%	14.22%	23.18%	28.05%	-7.22%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,328	$1,944	$2,130	$2,111	$1,827
Ratio of Total Expenses to Average Net Assets[2]	0.29%	0.30%	0.30%	0.32%	0.32%
Ratio of Net Investment Income to Average Net Assets	0.43%	0.21%	0.52%	0.59%	0.52%
Portfolio Turnover Rate	64%	57%[3]	53%	58%	66%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), (0.02%), 0.01%, and 0.01%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Small Company Growth Portfolio
Notes to Financial Statements
The Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
14

Small Company Growth Portfolio
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firm ArrowMark Colorado Holdings, LLC, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of ArrowMark Colorado Holdings, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the proceeding five years.
Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $391,000 for the year ended December 31, 2022.
15

Small Company Growth Portfolio
For the year ended December 31, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.12% of the portfolio’s average net assets, before a net decrease of $354,000 (0.02%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2022, the portfolio had contributed to Vanguard capital in the amount of $51,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2022, 100% of the market value of the portfolio’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	5,521
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(47,993)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(246,773)
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	118,700	75,873
Long-Term Capital Gains	316,438	40,416
Total	435,138	116,289
*	Includes short-term capital gains, if any.
16

Small Company Growth Portfolio
As of December 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,584,762
Gross Unrealized Appreciation	122,466
Gross Unrealized Depreciation	(369,239)
Net Unrealized Appreciation (Depreciation)	(246,773)
F.	During the year ended December 31, 2022, the portfolio purchased $925,039,000 of investment securities and sold $1,027,708,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2022, such purchases were $1,588,000 and sales were $3,879,000, resulting in net realized gain of $1,148,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2022 Shares (000)	2021 Shares (000)

Issued	6,280	6,408
Issued in Lieu of Cash Distributions	24,081	4,650
Redeemed	(13,856)	(24,681)
Net Increase (Decrease) in Shares Outstanding	16,505	(13,623)
At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 52% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
17

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Small Company Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Company Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
18

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $173,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $316,439,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
19

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690SCG 022023

Annual Report   |   December 31, 2022
Vanguard Variable Insurance Funds
Total Bond Market Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The Total Bond Market Index Portfolio returned –13.21%, in line with the –13.07% return of its benchmark, the Bloomberg U.S. Aggregate Float Adjusted Index.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which weighed on bond prices and increased fears of recession.
•	Bond yields rose across the maturity spectrum, with the steepest climb at the shorter end. In general, longer maturities and lower credit-quality issues did worse for the full year, though the trend was reversing in the final months as markets anticipated that the Federal Reserve would moderate future rate hikes.
•	Over the past decade, the portfolio recorded an average annual return of 0.92%, in line with its benchmark index.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take insurance-related expenses into account.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2022
Total Bond Market Index Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$969.90	$0.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Total Bond Market Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Total Bond Market Index Portfolio	-13.21%	-0.10%	0.92%	$10,963
Bloomberg U.S. Aggregate Float Adjusted Index	-13.07	0.06	1.08	11,130

See Financial Highlights for dividend and capital gains information.

Total Bond Market Index Portfolio
Portfolio Allocation
As of December 31, 2022
Asset-Backed/Commercial Mortgage-Backed Securities	2.6%
Corporate Bonds	27.2
Sovereign Bonds	3.4
Taxable Municipal Bonds	0.7
U.S. Government and Agency Obligations	66.1
The table reflects the portfolio’s investments, except for short-term investments. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Total Bond Market Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (65.7%)
U.S. Government Securities (44.2%)
United States Treasury Note/Bond	0.875%	1/31/24	11,085	10,633
United States Treasury Note/Bond	2.250%	1/31/24	3,215	3,130
United States Treasury Note/Bond	2.500%	1/31/24	7,419	7,243
United States Treasury Note/Bond	0.125%	2/15/24	7,010	6,660
United States Treasury Note/Bond	2.750%	2/15/24	10,710	10,476
United States Treasury Note/Bond	1.500%	2/29/24	4,487	4,325
United States Treasury Note/Bond	2.125%	2/29/24	8,725	8,470
United States Treasury Note/Bond	2.375%	2/29/24	6,712	6,537
United States Treasury Note/Bond	0.250%	3/15/24	13,259	12,571
United States Treasury Note/Bond	2.125%	3/31/24	3,802	3,683
United States Treasury Note/Bond	2.250%	3/31/24	14,577	14,142
United States Treasury Note/Bond	0.375%	4/15/24	7,645	7,234
United States Treasury Note/Bond	2.000%	4/30/24	1,260	1,216
United States Treasury Note/Bond	2.250%	4/30/24	7,559	7,319
United States Treasury Note/Bond	2.500%	4/30/24	4,350	4,226
United States Treasury Note/Bond	0.250%	5/15/24	7,700	7,248
United States Treasury Note/Bond	2.500%	5/15/24	12,130	11,772
United States Treasury Note/Bond	2.000%	5/31/24	5,454	5,254
United States Treasury Note/Bond	2.500%	5/31/24	3,720	3,608
United States Treasury Note/Bond	0.250%	6/15/24	11,780	11,057
United States Treasury Note/Bond	1.750%	6/30/24	8,060	7,725
United States Treasury Note/Bond	2.000%	6/30/24	4,955	4,763
United States Treasury Note/Bond	3.000%	6/30/24	6,035	5,889
United States Treasury Note/Bond	0.375%	7/15/24	9,735	9,117
United States Treasury Note/Bond	1.750%	7/31/24	9,127	8,729
United States Treasury Note/Bond	2.125%	7/31/24	4,736	4,555
United States Treasury Note/Bond	3.000%	7/31/24	12,010	11,712
United States Treasury Note/Bond	0.375%	8/15/24	12,985	12,131
United States Treasury Note/Bond	2.375%	8/15/24	11,564	11,158
United States Treasury Note/Bond	1.250%	8/31/24	7,475	7,077
United States Treasury Note/Bond	1.875%	8/31/24	4,655	4,451
United States Treasury Note/Bond	0.375%	9/15/24	9,330	8,693
United States Treasury Note/Bond	1.500%	9/30/24	5,785	5,492
United States Treasury Note/Bond	2.125%	9/30/24	3,394	3,256
United States Treasury Note/Bond	4.250%	9/30/24	985	980
United States Treasury Note/Bond	0.625%	10/15/24	8,830	8,244
United States Treasury Note/Bond	1.500%	10/31/24	9,070	8,591
United States Treasury Note/Bond	2.250%	10/31/24	5,980	5,742
United States Treasury Note/Bond	0.750%	11/15/24	9,540	8,905
United States Treasury Note/Bond	2.250%	11/15/24	12,681	12,178
United States Treasury Note/Bond	7.500%	11/15/24	25	26
United States Treasury Note/Bond	1.500%	11/30/24	7,847	7,424
United States Treasury Note/Bond	2.125%	11/30/24	9,554	9,144
United States Treasury Note/Bond	4.500%	11/30/24	7,381	7,382
United States Treasury Note/Bond	1.000%	12/15/24	72	67
United States Treasury Note/Bond	1.750%	12/31/24	9,765	9,268
United States Treasury Note/Bond	2.250%	12/31/24	5,095	4,881
United States Treasury Note/Bond	4.250%	12/31/24	350	349
United States Treasury Note/Bond	1.125%	1/15/25	10,365	9,696
United States Treasury Note/Bond	1.375%	1/31/25	4,405	4,137
United States Treasury Note/Bond	2.500%	1/31/25	5,590	5,374
United States Treasury Note/Bond	1.500%	2/15/25	6,240	5,871
United States Treasury Note/Bond	2.000%	2/15/25	8,624	8,205
United States Treasury Note/Bond	1.125%	2/28/25	5,386	5,027
United States Treasury Note/Bond	2.750%	2/28/25	2,513	2,427
United States Treasury Note/Bond	1.750%	3/15/25	7,025	6,635
United States Treasury Note/Bond	0.500%	3/31/25	13,674	12,554
United States Treasury Note/Bond	2.625%	3/31/25	1,961	1,888
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	2.625%	4/15/25	10,291	9,900
United States Treasury Note/Bond	0.375%	4/30/25	5,094	4,649
United States Treasury Note/Bond	2.875%	4/30/25	4,060	3,928
United States Treasury Note/Bond	2.125%	5/15/25	12,735	12,098
United States Treasury Note/Bond	2.750%	5/15/25	5,755	5,546
United States Treasury Note/Bond	0.250%	5/31/25	9,593	8,703
United States Treasury Note/Bond	2.875%	5/31/25	6,350	6,138
United States Treasury Note/Bond	2.875%	6/15/25	11,785	11,385
United States Treasury Note/Bond	0.250%	6/30/25	9,064	8,209
United States Treasury Note/Bond	2.750%	6/30/25	4,880	4,699
United States Treasury Note/Bond	0.250%	7/31/25	8,797	7,937
United States Treasury Note/Bond	2.875%	7/31/25	5,105	4,931
United States Treasury Note/Bond	2.000%	8/15/25	25,480	24,051
United States Treasury Note/Bond	3.125%	8/15/25	2,294	2,227
United States Treasury Note/Bond	6.875%	8/15/25	2,085	2,209
United States Treasury Note/Bond	0.250%	8/31/25	6,080	5,465
United States Treasury Note/Bond	2.750%	8/31/25	4,085	3,925
United States Treasury Note/Bond	3.500%	9/15/25	4,500	4,409
United States Treasury Note/Bond	0.250%	9/30/25	5,675	5,094
United States Treasury Note/Bond	4.250%	10/15/25	8,390	8,383
United States Treasury Note/Bond	0.250%	10/31/25	7,765	6,942
United States Treasury Note/Bond	3.000%	10/31/25	4,015	3,878
United States Treasury Note/Bond	2.250%	11/15/25	10,421	9,861
United States Treasury Note/Bond	4.500%	11/15/25	15,135	15,230
United States Treasury Note/Bond	0.375%	11/30/25	9,330	8,345
United States Treasury Note/Bond	2.875%	11/30/25	6,285	6,046
United States Treasury Note/Bond	4.000%	12/15/25	5,375	5,341
United States Treasury Note/Bond	0.375%	12/31/25	9,293	8,300
United States Treasury Note/Bond	2.625%	12/31/25	4,165	3,982
United States Treasury Note/Bond	0.375%	1/31/26	12,245	10,890
United States Treasury Note/Bond	2.625%	1/31/26	4,700	4,491
United States Treasury Note/Bond	1.625%	2/15/26	10,836	10,018
United States Treasury Note/Bond	0.500%	2/28/26	4,701	4,188
United States Treasury Note/Bond	0.750%	3/31/26	11,152	9,995
United States Treasury Note/Bond	2.250%	3/31/26	6,250	5,889
United States Treasury Note/Bond	0.750%	4/30/26	2,731	2,441
United States Treasury Note/Bond	2.375%	4/30/26	4,780	4,514
United States Treasury Note/Bond	1.625%	5/15/26	10,789	9,931
United States Treasury Note/Bond	0.750%	5/31/26	11,025	9,831
United States Treasury Note/Bond	2.125%	5/31/26	4,595	4,297
United States Treasury Note/Bond	0.875%	6/30/26	3,977	3,554
United States Treasury Note/Bond	1.875%	6/30/26	3,535	3,279
United States Treasury Note/Bond	0.625%	7/31/26	14,300	12,631
United States Treasury Note/Bond	1.875%	7/31/26	6,966	6,440
United States Treasury Note/Bond	1.500%	8/15/26	10,068	9,177
United States Treasury Note/Bond	6.750%	8/15/26	630	683
United States Treasury Note/Bond	0.750%	8/31/26	12,214	10,811
United States Treasury Note/Bond	1.375%	8/31/26	3,100	2,809
United States Treasury Note/Bond	0.875%	9/30/26	2,340	2,078
United States Treasury Note/Bond	1.625%	9/30/26	5,215	4,771
United States Treasury Note/Bond	1.125%	10/31/26	9,930	8,880
United States Treasury Note/Bond	1.625%	10/31/26	6,275	5,726
United States Treasury Note/Bond	2.000%	11/15/26	11,221	10,371
United States Treasury Note/Bond	6.500%	11/15/26	765	827
United States Treasury Note/Bond	1.250%	11/30/26	10,220	9,166
United States Treasury Note/Bond	1.625%	11/30/26	5,070	4,622
United States Treasury Note/Bond	1.250%	12/31/26	9,191	8,227
United States Treasury Note/Bond	1.750%	12/31/26	4,983	4,560
United States Treasury Note/Bond	1.500%	1/31/27	7,454	6,727
United States Treasury Note/Bond	2.250%	2/15/27	6,372	5,926
United States Treasury Note/Bond	6.625%	2/15/27	65	71

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	1.125%	2/28/27	7,683	6,829
United States Treasury Note/Bond	1.875%	2/28/27	8,238	7,543
United States Treasury Note/Bond	0.625%	3/31/27	5,063	4,393
United States Treasury Note/Bond	2.500%	3/31/27	3,855	3,617
United States Treasury Note/Bond	0.500%	4/30/27	4,290	3,693
United States Treasury Note/Bond	2.750%	4/30/27	5,620	5,324
United States Treasury Note/Bond	2.375%	5/15/27	10,931	10,187
United States Treasury Note/Bond	0.500%	5/31/27	6,605	5,663
United States Treasury Note/Bond	2.625%	5/31/27	8,160	7,691
United States Treasury Note/Bond	0.500%	6/30/27	7,990	6,833
United States Treasury Note/Bond	3.250%	6/30/27	9,864	9,534
United States Treasury Note/Bond	0.375%	7/31/27	8,560	7,261
United States Treasury Note/Bond	2.750%	7/31/27	5,284	4,998
United States Treasury Note/Bond	2.250%	8/15/27	8,422	7,789
United States Treasury Note/Bond	6.375%	8/15/27	185	202
United States Treasury Note/Bond	0.500%	8/31/27	7,825	6,660
United States Treasury Note/Bond	3.125%	8/31/27	7,888	7,587
United States Treasury Note/Bond	0.375%	9/30/27	7,875	6,636
United States Treasury Note/Bond	4.125%	9/30/27	2,865	2,875
United States Treasury Note/Bond	0.500%	10/31/27	11,115	9,397
United States Treasury Note/Bond	4.125%	10/31/27	4,011	4,025
United States Treasury Note/Bond	2.250%	11/15/27	8,402	7,740
United States Treasury Note/Bond	6.125%	11/15/27	10,839	11,803
United States Treasury Note/Bond	0.625%	11/30/27	8,128	6,902
United States Treasury Note/Bond	3.875%	11/30/27	14,660	14,578
United States Treasury Note/Bond	0.625%	12/31/27	11,975	10,143
United States Treasury Note/Bond	3.875%	12/31/27	1,000	994
United States Treasury Note/Bond	0.750%	1/31/28	12,285	10,446
United States Treasury Note/Bond	2.750%	2/15/28	8,180	7,687
United States Treasury Note/Bond	1.125%	2/29/28	10,060	8,707
United States Treasury Note/Bond	1.250%	3/31/28	11,761	10,221
United States Treasury Note/Bond	1.250%	4/30/28	10,814	9,381
United States Treasury Note/Bond	2.875%	5/15/28	12,080	11,396
United States Treasury Note/Bond	1.250%	5/31/28	10,615	9,189
United States Treasury Note/Bond	1.250%	6/30/28	9,941	8,591
United States Treasury Note/Bond	1.000%	7/31/28	11,480	9,754
United States Treasury Note/Bond	2.875%	8/15/28	11,632	10,950
United States Treasury Note/Bond	5.500%	8/15/28	325	347
United States Treasury Note/Bond	1.125%	8/31/28	10,610	9,063
United States Treasury Note/Bond	1.250%	9/30/28	11,767	10,105
United States Treasury Note/Bond	1.375%	10/31/28	10,725	9,257
United States Treasury Note/Bond	3.125%	11/15/28	11,328	10,799
United States Treasury Note/Bond	5.250%	11/15/28	1,655	1,751
United States Treasury Note/Bond	1.500%	11/30/28	9,995	8,677
United States Treasury Note/Bond	1.375%	12/31/28	3,490	3,009
United States Treasury Note/Bond	1.750%	1/31/29	8,040	7,061
United States Treasury Note/Bond	2.625%	2/15/29	10,133	9,368
United States Treasury Note/Bond	1.875%	2/28/29	8,640	7,653
United States Treasury Note/Bond	2.375%	3/31/29	16,780	15,267
United States Treasury Note/Bond	2.875%	4/30/29	7,750	7,256
United States Treasury Note/Bond	2.375%	5/15/29	9,195	8,358
United States Treasury Note/Bond	2.750%	5/31/29	6,730	6,248
United States Treasury Note/Bond	3.250%	6/30/29	7,145	6,834
United States Treasury Note/Bond	2.625%	7/31/29	8,050	7,412
United States Treasury Note/Bond	1.625%	8/15/29	4,730	4,102
United States Treasury Note/Bond	3.125%	8/31/29	2,010	1,908
United States Treasury Note/Bond	3.875%	9/30/29	4,525	4,490
United States Treasury Note/Bond	4.000%	10/31/29	5,925	5,926
United States Treasury Note/Bond	1.750%	11/15/29	791	689
United States Treasury Note/Bond	3.875%	11/30/29	12,793	12,703
United States Treasury Note/Bond	3.875%	12/31/29	1,770	1,761
United States Treasury Note/Bond	1.500%	2/15/30	7,154	6,092
United States Treasury Note/Bond	0.625%	5/15/30	14,554	11,511
United States Treasury Note/Bond	6.250%	5/15/30	1,350	1,538
United States Treasury Note/Bond	0.625%	8/15/30	18,852	14,831
United States Treasury Note/Bond	0.875%	11/15/30	17,961	14,352
United States Treasury Note/Bond	1.125%	2/15/31	14,940	12,169
United States Treasury Note/Bond	5.375%	2/15/31	1,540	1,687
United States Treasury Note/Bond	1.625%	5/15/31	19,034	16,009
United States Treasury Note/Bond	1.250%	8/15/31	18,757	15,220
United States Treasury Note/Bond	1.375%	11/15/31	22,353	18,186
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	1.875%	2/15/32	22,053	18,690
United States Treasury Note/Bond	2.875%	5/15/32	18,654	17,185
United States Treasury Note/Bond	2.750%	8/15/32	17,860	16,244
United States Treasury Note/Bond	4.125%	11/15/32	19,632	20,025
United States Treasury Note/Bond	4.500%	2/15/36	1,200	1,279
United States Treasury Note/Bond	5.000%	5/15/37	1,020	1,138
United States Treasury Note/Bond	4.375%	2/15/38	450	472
United States Treasury Note/Bond	4.500%	5/15/38	559	594
United States Treasury Note/Bond	3.500%	2/15/39	1,320	1,240
United States Treasury Note/Bond	4.250%	5/15/39	2,247	2,313
United States Treasury Note/Bond	4.500%	8/15/39	2,216	2,347
United States Treasury Note/Bond	4.375%	11/15/39	1,742	1,816
United States Treasury Note/Bond	4.625%	2/15/40	1,300	1,396
United States Treasury Note/Bond	1.125%	5/15/40	7,810	4,892
United States Treasury Note/Bond	4.375%	5/15/40	1,875	1,950
United States Treasury Note/Bond	1.125%	8/15/40	8,405	5,228
United States Treasury Note/Bond	3.875%	8/15/40	2,515	2,453
United States Treasury Note/Bond	1.375%	11/15/40	10,129	6,587
United States Treasury Note/Bond	4.250%	11/15/40	2,195	2,244
United States Treasury Note/Bond	1.875%	2/15/41	12,303	8,697
United States Treasury Note/Bond	4.750%	2/15/41	2,556	2,780
United States Treasury Note/Bond	2.250%	5/15/41	10,495	7,890
United States Treasury Note/Bond	4.375%	5/15/41	1,904	1,974
United States Treasury Note/Bond	1.750%	8/15/41	13,741	9,410
United States Treasury Note/Bond	3.750%	8/15/41	2,140	2,032
United States Treasury Note/Bond	2.000%	11/15/41	11,218	8,019
United States Treasury Note/Bond	3.125%	11/15/41	2,701	2,332
United States Treasury Note/Bond	2.375%	2/15/42	9,361	7,145
United States Treasury Note/Bond	3.125%	2/15/42	2,081	1,793
United States Treasury Note/Bond	3.000%	5/15/42	1,720	1,446
United States Treasury Note/Bond	3.250%	5/15/42	9,030	7,920
United States Treasury Note/Bond	2.750%	8/15/42	2,895	2,329
United States Treasury Note/Bond	3.375%	8/15/42	2,057	1,839
United States Treasury Note/Bond	2.750%	11/15/42	4,646	3,728
United States Treasury Note/Bond	4.000%	11/15/42	4,207	4,123
United States Treasury Note/Bond	3.125%	2/15/43	3,880	3,308
United States Treasury Note/Bond	2.875%	5/15/43	800	653
United States Treasury Note/Bond	3.625%	8/15/43	5,305	4,878
United States Treasury Note/Bond	3.750%	11/15/43	700	656
United States Treasury Note/Bond	3.625%	2/15/44	5,452	5,004
United States Treasury Note/Bond	3.375%	5/15/44	5,869	5,171
United States Treasury Note/Bond	3.125%	8/15/44	7,731	6,526
United States Treasury Note/Bond	3.000%	11/15/44	7,512	6,201
United States Treasury Note/Bond	2.500%	2/15/45	8,120	6,117
United States Treasury Note/Bond	3.000%	5/15/45	6,002	4,943
United States Treasury Note/Bond	2.875%	8/15/45	3,991	3,214
United States Treasury Note/Bond	3.000%	11/15/45	1,914	1,574
United States Treasury Note/Bond	2.500%	2/15/46	3,915	2,928
United States Treasury Note/Bond	2.500%	5/15/46	6,456	4,820
United States Treasury Note/Bond	2.250%	8/15/46	6,110	4,329
United States Treasury Note/Bond	2.875%	11/15/46	2,765	2,216
United States Treasury Note/Bond	3.000%	2/15/47	4,490	3,676
United States Treasury Note/Bond	3.000%	5/15/47	4,615	3,778
United States Treasury Note/Bond	2.750%	8/15/47	6,988	5,460
United States Treasury Note/Bond	2.750%	11/15/47	5,833	4,557
United States Treasury Note/Bond	3.000%	2/15/48	8,479	6,954
United States Treasury Note/Bond	3.125%	5/15/48	7,684	6,465
United States Treasury Note/Bond	3.000%	8/15/48	7,810	6,414
United States Treasury Note/Bond	3.375%	11/15/48	4,590	4,052
United States Treasury Note/Bond	3.000%	2/15/49	8,344	6,879
United States Treasury Note/Bond	2.875%	5/15/49	4,900	3,945
United States Treasury Note/Bond	2.250%	8/15/49	5,029	3,541
United States Treasury Note/Bond	2.375%	11/15/49	5,907	4,282
United States Treasury Note/Bond	2.000%	2/15/50	8,212	5,434
United States Treasury Note/Bond	1.250%	5/15/50	11,066	5,967
United States Treasury Note/Bond	1.375%	8/15/50	11,786	6,563
United States Treasury Note/Bond	1.625%	11/15/50	12,196	7,276
United States Treasury Note/Bond	1.875%	2/15/51	13,054	8,310
United States Treasury Note/Bond	2.375%	5/15/51	13,225	9,506
United States Treasury Note/Bond	2.000%	8/15/51	12,950	8,492
United States Treasury Note/Bond	1.875%	11/15/51	11,835	7,517

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	2.250%	2/15/52	11,907	8,307
	United States Treasury Note/Bond	2.875%	5/15/52	10,830	8,698
	United States Treasury Note/Bond	3.000%	8/15/52	13,503	11,178
	United States Treasury Note/Bond	4.000%	11/15/52	10,155	10,199
					1,756,575
Agency Bonds and Notes (1.1%)
	Federal Farm Credit Banks Funding Corp.	0.900%	1/18/24	300	288
	Federal Farm Credit Banks Funding Corp.	0.250%	2/26/24	600	570
	Federal Farm Credit Banks Funding Corp.	2.625%	5/3/24	280	272
	Federal Farm Credit Banks Funding Corp.	2.625%	5/16/24	805	782
	Federal Farm Credit Banks Funding Corp.	2.625%	6/10/24	295	286
	Federal Farm Credit Banks Funding Corp.	3.250%	6/17/24	425	416
	Federal Farm Credit Banks Funding Corp.	3.100%	6/28/24	325	318
	Federal Farm Credit Banks Funding Corp.	3.375%	8/26/24	1,000	979
	Federal Farm Credit Banks Funding Corp.	4.250%	9/26/24	825	819
	Federal Farm Credit Banks Funding Corp.	0.875%	11/18/24	175	164
	Federal Farm Credit Banks Funding Corp.	4.500%	11/18/24	805	803
	Federal Farm Credit Banks Funding Corp.	1.125%	1/6/25	210	196
	Federal Farm Credit Banks Funding Corp.	1.750%	2/14/25	520	492
	Federal Farm Credit Banks Funding Corp.	4.250%	9/30/25	280	279
	Federal Home Loan Banks	2.500%	2/13/24	535	522
	Federal Home Loan Banks	2.125%	2/28/24	450	437
	Federal Home Loan Banks	3.250%	3/8/24	65	64
	Federal Home Loan Banks	3.125%	6/14/24	1,500	1,466
	Federal Home Loan Banks	4.875%	6/14/24	200	200
	Federal Home Loan Banks	2.750%	6/28/24	265	258
	Federal Home Loan Banks	3.000%	7/8/24	500	487
	Federal Home Loan Banks	1.500%	8/15/24	330	314
	Federal Home Loan Banks	4.500%	10/3/24	750	748
	Federal Home Loan Banks	0.500%	4/14/25	1,000	916
	Federal Home Loan Banks	0.375%	9/4/25	500	451
	Federal Home Loan Banks	1.250%	12/21/26	1,000	893
	Federal Home Loan Banks	3.250%	11/16/28	315	302
	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,534
[1]	Federal Home Loan Mortgage Corp.	1.500%	2/12/25	1,200	1,129
[1]	Federal Home Loan Mortgage Corp.	0.375%	7/21/25	1,500	1,357
[1]	Federal Home Loan Mortgage Corp.	0.375%	9/23/25	2,000	1,798
[1]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	146
[1]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	1,780
[1]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	1,102	1,274
[1]	Federal National Mortgage Assn.	2.500%	2/5/24	975	951
[1]	Federal National Mortgage Assn.	1.750%	7/2/24	1,028	984
[1]	Federal National Mortgage Assn.	2.625%	9/6/24	160	155
[1]	Federal National Mortgage Assn.	1.625%	10/15/24	970	920
[1]	Federal National Mortgage Assn.	1.625%	1/7/25	1,300	1,228
[1]	Federal National Mortgage Assn.	0.625%	4/22/25	1,000	917
[1]	Federal National Mortgage Assn.	0.500%	6/17/25	1,000	910
[1]	Federal National Mortgage Assn.	0.375%	8/25/25	2,000	1,804
[1]	Federal National Mortgage Assn.	0.500%	11/7/25	2,000	1,797
[1]	Federal National Mortgage Assn.	2.125%	4/24/26	575	537
[1]	Federal National Mortgage Assn.	1.875%	9/24/26	500	459
[1]	Federal National Mortgage Assn.	0.750%	10/8/27	1,000	858
[1]	Federal National Mortgage Assn.	6.250%	5/15/29	175	195
[1]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,085
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Federal National Mortgage Assn.	7.250%	5/15/30	300	357
[1]	Federal National Mortgage Assn.	0.875%	8/5/30	1,400	1,098
[1]	Federal National Mortgage Assn.	6.625%	11/15/30	720	832
[1]	Federal National Mortgage Assn.	5.625%	7/15/37	275	303
	Private Export Funding Corp.	3.550%	1/15/24	100	98
	Private Export Funding Corp.	2.450%	7/15/24	100	96
	Private Export Funding Corp.	1.750%	11/15/24	75	71
	Private Export Funding Corp.	3.250%	6/15/25	50	48
	Private Export Funding Corp.	1.400%	7/15/28	175	148
	Tennessee Valley Authority	2.875%	9/15/24	191	185
	Tennessee Valley Authority	0.750%	5/15/25	200	183
	Tennessee Valley Authority	6.750%	11/1/25	134	142
	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,167
	Tennessee Valley Authority	1.500%	9/15/31	550	432
	Tennessee Valley Authority	4.650%	6/15/35	175	174
	Tennessee Valley Authority	5.880%	4/1/36	250	275
	Tennessee Valley Authority	5.500%	6/15/38	100	105
	Tennessee Valley Authority	5.250%	9/15/39	512	532
	Tennessee Valley Authority	4.875%	1/15/48	100	98
	Tennessee Valley Authority	5.375%	4/1/56	50	53
	Tennessee Valley Authority	4.625%	9/15/60	180	169
	Tennessee Valley Authority	4.250%	9/15/65	200	173
					42,279
Conventional Mortgage-Backed Securities (20.4%)
[1,2]	Fannie Mae Pool	6.500%	9/1/32	13	13
[1,2]	Fannie Mae Pool	2.000%	6/1/51– 3/1/52	178	146
[1,2]	Fannie Mae Pool	3.000%	3/1/52– 4/1/52	1,705	1,502
[1,2]	Fannie Mae Pool	4.500%	7/1/52– 8/1/52	1,659	1,602
[1,2]	Fannie Mae Pool	5.000%	7/1/52– 8/1/52	1,676	1,654
[1,2]	Fannie Mae Pool	4.000%	8/1/52– 9/1/52	2,650	2,491
[1,2]	Freddie Mac Gold Pool	7.000%	4/1/23– 2/1/37	71	73
[1,2]	Freddie Mac Gold Pool	7.500%	4/1/23– 4/1/28	4	4
[1,2]	Freddie Mac Gold Pool	4.500%	5/1/23– 10/1/48	5,283	5,217
[1,2]	Freddie Mac Gold Pool	5.000%	9/1/23– 11/1/48	1,602	1,621
[1,2]	Freddie Mac Gold Pool	5.500%	1/1/24– 6/1/41	1,253	1,270
[1,2]	Freddie Mac Gold Pool	4.000%	6/1/24– 11/1/48	10,378	10,000
[1,2]	Freddie Mac Gold Pool	8.500%	7/1/24– 11/1/30	3	3
[1,2]	Freddie Mac Gold Pool	8.000%	11/1/24– 7/1/30	3	3
[1,2]	Freddie Mac Gold Pool	3.500%	9/1/25– 11/1/48	19,424	18,132
[1,2]	Freddie Mac Gold Pool	3.000%	10/1/26– 8/1/47	17,822	16,238
[1,2]	Freddie Mac Gold Pool	2.500%	4/1/27– 2/1/43	5,215	4,864
[1,2]	Freddie Mac Gold Pool	9.000%	5/1/27– 5/1/30	1	1
[1,2]	Freddie Mac Gold Pool	6.000%	7/1/28– 3/1/39	902	933
[1,2]	Freddie Mac Gold Pool	2.000%	8/1/28– 12/1/31	275	254
[1,2]	Freddie Mac Pool	2.000%	5/1/37– 4/1/42	662	586
[1,2]	Freddie Mac Pool	2.500%	1/1/52– 5/1/52	2,143	1,830
[1,2]	Freddie Mac Pool	3.000%	4/1/52	109	96
[1,2]	Freddie Mac Pool	4.000%	7/1/52– 9/1/52	3,258	3,064
[1,2]	Freddie Mac Pool	4.500%	7/1/52– 9/1/52	3,342	3,226
[1,2]	Freddie Mac Pool	5.000%	7/1/52	598	590
[2,3]	Ginnie Mae	4.000%	1/23/53	608	576

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,3]	Ginnie Mae	4.500%	1/23/53	975	946
[2,3]	Ginnie Mae	5.000%	1/23/53	1,351	1,339
[2,3]	Ginnie Mae	5.500%	1/23/53	1,350	1,358
[2,3]	Ginnie Mae	6.000%	1/23/53	625	635
[2]	Ginnie Mae I Pool	8.000%	3/15/23– 10/15/30	7	9
[2]	Ginnie Mae I Pool	7.000%	8/15/23– 10/15/31	26	25
[2]	Ginnie Mae I Pool	6.500%	11/15/23– 12/15/38	100	102
[2]	Ginnie Mae I Pool	7.500%	12/15/23– 1/15/31	8	8
[2]	Ginnie Mae I Pool	4.000%	10/15/24– 11/15/47	1,132	1,097
[2]	Ginnie Mae I Pool	4.500%	10/15/24– 3/15/41	1,218	1,220
[2]	Ginnie Mae I Pool	3.500%	11/15/25– 9/15/49	1,116	1,053
[2]	Ginnie Mae I Pool	3.000%	1/15/26– 12/15/45	1,256	1,118
[2]	Ginnie Mae I Pool	6.000%	6/15/32– 3/15/40	56	56
[2]	Ginnie Mae I Pool	5.000%	5/15/34– 4/15/41	842	863
[2]	Ginnie Mae II Pool	3.500%	9/20/25– 7/20/52	28,649	26,769
[2]	Ginnie Mae II Pool	4.000%	9/20/25– 11/20/52	18,701	18,025
[2]	Ginnie Mae II Pool	3.000%	2/20/27– 6/20/52	38,140	34,293
[2]	Ginnie Mae II Pool	2.500%	6/20/27– 5/20/52	37,946	33,099
[2]	Ginnie Mae II Pool	5.000%	12/20/32– 11/20/52	6,495	6,495
[2]	Ginnie Mae II Pool	6.500%	12/20/35– 11/20/39	99	104
[2]	Ginnie Mae II Pool	7.000%	8/20/36– 4/20/38	12	12
[2]	Ginnie Mae II Pool	4.500%	2/20/39– 12/20/52	13,497	13,276
[2]	Ginnie Mae II Pool	2.000%	8/20/50– 1/20/52	38,236	32,103
[2]	Ginnie Mae II Pool	1.500%	12/20/51	1,053	846
[2]	Ginnie Mae II Pool	5.500%	10/20/52– 12/20/52	1,749	1,760
[1,2]	UMBS Pool	7.000%	6/1/23– 11/1/37	113	121
[1,2]	UMBS Pool	7.500%	6/1/23– 2/1/32	13	13
[1,2,3]	UMBS Pool	5.000%	7/1/23– 1/12/53	17,812	17,724
[1,2]	UMBS Pool	8.000%	7/1/23– 11/1/30	1	1
[1,2,3]	UMBS Pool	4.500%	9/1/23– 1/12/53	25,910	25,336
[1,2]	UMBS Pool	2.000%	11/1/23– 4/1/52	204,531	170,595
[1,2,3]	UMBS Pool	5.500%	12/1/23– 1/12/53	9,289	9,395
[1,2,3]	UMBS Pool	4.000%	2/1/24– 10/1/52	38,216	36,577
[1,2,3]	UMBS Pool	6.000%	3/1/24– 1/12/53	2,683	2,770
[1,2]	UMBS Pool	8.500%	10/1/24– 4/1/31	1	1
[1,2,3]	UMBS Pool	3.500%	9/1/25– 10/1/52	52,298	48,598
[1,2]	UMBS Pool	3.000%	11/1/25– 6/1/52	87,725	78,792
[1,2]	UMBS Pool	2.500%	1/1/27– 6/1/52	143,785	124,154
[1,2]	UMBS Pool	1.500%	7/1/35– 9/1/51	50,968	41,194
[1,2,3]	UMBS Pool	6.500%	1/12/53	775	794
					808,665
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Nonconventional Mortgage-Backed Securities (0.0%)
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.290%	1.779%	12/1/41	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.310%	2.762%	9/1/37	21	21
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.388%	2.972%	10/1/37	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.433%	3.140%	7/1/36	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.474%	2.129%	3/1/43	28	28
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.555%	3.806%	9/1/43	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.560%	2.308%	7/1/43	42	42
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.597%	3.849%	8/1/35	25	25
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.601%	3.417%	10/1/37	6	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.606%	3.028%	6/1/43	9	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.623%	1.998%	2/1/36	1	1
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.627%	2.127%	3/1/38	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.635%	1.885%	11/1/36	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.640%	1.890%	1/1/42	8	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.660%	1.910%	9/1/40	2	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.670%	2.045%	1/1/37	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.671%	3.377%	10/1/42	8	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.680%	2.844%	8/1/39	13	14
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.685%	1.935%	12/1/33	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	2.259%	10/1/39	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	3.225%	5/1/40	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	3.940%	9/1/42	21	21
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.695%	3.945%	7/1/39	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.698%	3.948%	8/1/40	6	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	4.075%	7/1/37	1	1
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	1.950%	12/1/40	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.701%	2.242%	10/1/42	10	11
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.705%	1.955%	11/1/39	2	2
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.716%	2.527%	5/1/42	11	11
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.733%	3.045%	9/1/43	14	14
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.735%	3.479%	6/1/41	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.747%	3.852%	7/1/41	18	19
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.750%	3.910%	10/1/40	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.751%	2.982%	9/1/34	1	1
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.764%	2.093%	11/1/39	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.771%	2.432%	5/1/42	3	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.780%	2.280%	2/1/41	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.781%	3.284%	7/1/42	8	8

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.794%	2.464%	8/1/42	26	26
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.795%	2.446%	3/1/42	9	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.796%	3.359%	3/1/42	8	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.805%	3.618%	9/1/40	8	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.805%	2.055%	11/1/41	12	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	2.060%	11/1/33– 12/1/40	10	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.556%	3/1/41	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.063%	11/1/41	7	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.075%	1/1/42	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.065%	11/1/40– 12/1/40	12	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.231%	2/1/41	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.447%	5/1/41	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.107%	12/1/41	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.825%	2.575%	3/1/41	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	2.308%	4/1/41	13	13
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	4.080%	6/1/41	8	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.834%	2.153%	2/1/41	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	2.107%	1/1/40	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	3.210%	5/1/40	2	2
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.839%	2.089%	12/1/39	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.840%	4.090%	8/1/39	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.880%	2.938%	11/1/34	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.909%	3.289%	4/1/37	6	6
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.155%	2.280%	12/1/37	14	14
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.313%	2.438%	1/1/35	9	9
[1,2,4]	Fannie Mae Pool, 6M USD LIBOR + 1.058%	1.592%	4/1/37	6	6
[1,2,4]	Fannie Mae Pool, 6M USD LIBOR + 1.840%	3.090%	8/1/37	7	7
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.532%	3.551%	9/1/37	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.625%	1.875%	1/1/38	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	1.890%	12/1/36	5	5
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	3.305%	5/1/42	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.660%	1.910%	10/1/37	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.665%	1.915%	12/1/34	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.695%	2.074%	2/1/37	5	5
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.727%	1.996%	1/1/35	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.743%	1.993%	12/1/36	12	12
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.745%	1.995%	12/1/40	7	7
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.750%	3.125%	5/1/38	1	1
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.830%	2.050%	12/1/35	4	4
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.846%	2.141%	2/1/42	4	4
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	3.357%	5/1/40	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	3.612%	6/1/40	5	5
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	4.130%	6/1/40	8	8
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.130%	12/1/40	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.216%	1/1/41	10	10
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.380%	3/1/41	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	3.864%	6/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.887%	2.658%	2/1/42	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.894%	3.536%	9/1/40	5	6
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	4.150%	6/1/40	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	2.150%	11/1/40	7	7
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	2.201%	1/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	2.390%	2/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	2.410%	2/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.005%	2.989%	5/1/37	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.085%	2.585%	3/1/38	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	2.375%	11/1/34	12	12
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	2.489%	2/1/36	4	4
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	3.375%	5/1/36	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.411%	2.567%	10/1/36	7	7
[1,2,4]	Freddie Mac Non Gold Pool, 6M USD LIBOR + 1.355%	2.020%	6/1/37	6	6
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	1.625%	7/20/38– 8/20/41	19	18
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	1.750%	10/20/38– 12/20/42	66	66
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.625%	1/20/41– 3/20/43	46	44
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.875%	4/20/41– 6/20/43	43	42
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	2.250%	11/20/40	1	1
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	3.375%	5/20/41	2	2
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	4.000%	5/20/41	3	3
					883
Total U.S. Government and Agency Obligations (Cost $2,961,732)					2,608,402
Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
[2]	Ally Auto Receivables Trust Allya Class A3 Series 2022 -2	4.760%	5/17/27	150	149
[2]	Ally Auto Receivables Trust Class A3 Series 2022-1	3.310%	11/15/26	125	122
[2]	Ally Auto Receivables Trust Class A4 Series 2019-2	2.260%	8/15/24	37	37
[2]	Ally Auto Receivables Trust Class A4 Series 2019-4	1.920%	1/15/25	25	25
[2]	Ally Auto Receivables Trust Class A4 Series 2022-2	4.870%	4/17/28	50	50
[2]	American Express Credit Account Class A Series 2022-2	3.390%	5/15/27	750	728

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	American Express Credit Account Master Trust Class A Series 2021-1	0.900%	11/15/26	425	395
[2]	American Express Credit Account Master Trust Class A Series 2022-3	3.750%	8/15/27	425	415
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2021-2	0.340%	12/18/26	25	24
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2020-3	0.760%	12/18/25	25	24
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2021-1	0.680%	10/19/26	25	24
[2]	AmeriCredit Automobile Receivables Trust Class C Series 2021-1	0.890%	10/19/26	25	23
[2]	BA Credit Card Trust Class A1 Series 2020-A1	0.340%	5/15/26	200	191
[2]	BA Credit Card Trust Class A1 Series 2021-A1	0.440%	9/15/26	35	33
[2]	BA Credit Card Trust Class A1 Series 2022-A1	3.530%	11/15/27	150	146
[2]	Banc of America Commercial Mortgage Trust Class A4 Series 2015-UBS7	3.705%	9/15/48	75	71
[2]	Banc of America Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	72	67
[2]	Banc of America Commercial Mortgage Trust Class ASB Series 2015-UBS7	3.429%	9/15/48	30	29
[2]	BANK Class A2 Series 2018-BNK14	4.128%	9/15/60	24	24
[2]	BANK Class A3 Series 2017-BNK9	3.279%	11/15/54	69	65
[2,4]	BANK Class A3 Series 2018-BNK11	4.046%	3/15/61	100	94
[2]	BANK Class A3 Series 2019-BNK19	3.183%	8/15/61	75	66
[2]	BANK Class A3 Series 2019-BNK20	3.011%	9/15/62	170	148
[2]	BANK Class A3 Series 2019-BNK23	2.920%	12/15/52	180	156
[2]	BANK Class A3 Series 2019-BNK24	2.960%	11/15/62	150	130
[2]	BANK Class A4 Series 2017-BNK6	3.254%	7/15/60	50	46
[2]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	100	91
[2]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	150	138
[2]	BANK Class A4 Series 2017-BNK9	3.538%	11/15/54	150	139
[2,4]	BANK Class A4 Series 2018-BNK12	4.255%	5/15/61	125	119
[2]	BANK Class A4 Series 2018-BNK13	3.953%	8/15/61	50	47
[2,4]	BANK Class A4 Series 2018-BNK14	4.231%	9/15/60	100	95
[2,4]	BANK Class A4 Series 2018-BNK15	4.407%	11/15/61	110	105
[2]	BANK Class A4 Series 2019-BNK16	4.005%	2/15/52	125	117
[2]	BANK Class A4 Series 2019-BNK17	3.714%	4/15/52	100	92
[2]	BANK Class A4 Series 2019-BNK18	3.584%	5/15/62	100	91
[2]	BANK Class A4 Series 2019-BNK22	2.978%	11/15/62	290	252
[2]	BANK Class A4 Series 2020-BNK26	2.403%	3/15/63	175	146
[2]	BANK Class A4 Series 2020-BNK28	1.844%	3/15/63	50	39
[2]	BANK Class A4 Series 2020-BNK29	1.997%	11/15/53	50	39
[2]	BANK Class A4 Series 2020-BNK30	1.925%	12/15/53	75	59
[2]	BANK Class A4 Series 2021-BNK31	2.036%	2/15/54	50	40
[2]	BANK Class A5 Series 2017-BNK5	3.390%	6/15/60	150	138
[2]	BANK Class A5 Series 2017-BNK6	3.518%	7/15/60	404	375
[2]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	75	69
[2]	BANK Class A5 Series 2018-BNK10	3.688%	2/15/61	250	233
[2,4]	BANK Class A5 Series 2018-BNK13	4.217%	8/15/61	25	24
[2]	BANK Class A5 Series 2019-BNK21	2.851%	10/17/52	100	86
[2]	BANK Class A5 Series 2020-BNK25	2.649%	1/15/63	200	170
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	BANK Class A5 Series 2020-BNK27	2.144%	4/15/63	150	122
[2]	BANK Class A5 Series 2021-BN32	2.643%	4/15/54	75	62
[2]	BANK Class A5 Series 2021-BNK33	2.556%	5/15/64	50	41
[2]	BANK Class A5 Series 2021-BNK34	2.438%	6/15/63	150	121
[2]	BANK Class A5 Series 2021-BNK35	2.285%	6/15/64	100	80
[2]	BANK Class A5 Series 2021-BNK36	2.470%	9/15/64	125	102
[2,4]	BANK Class A5 Series 2021-BNK37	2.618%	11/15/64	125	103
[2]	BANK Class A5 Series 2022-BNK43	4.399%	8/15/55	175	165
[2]	BANK Class AS Series 2017-BNK5	3.624%	6/15/60	100	89
[2,4]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	404	363
[2]	BANK Class AS Series 2017-BNK7	3.748%	9/15/60	75	68
[2]	BANK Class AS Series 2017-BNK8	3.731%	11/15/50	25	22
[2,4]	BANK Class AS Series 2018-BNK10	3.898%	2/15/61	50	45
[2,4]	BANK Class AS Series 2018-BNK12	4.485%	5/15/61	50	46
[2,4]	BANK Class AS Series 2018-BNK14	4.481%	9/15/60	25	23
[2]	BANK Class AS Series 2019-BNK17	3.976%	4/15/52	25	22
[2,4]	BANK Class AS Series 2019-BNK18	3.826%	5/15/62	50	44
[2]	BANK Class AS Series 2019-BNK21	3.093%	10/17/52	75	63
[2]	BANK Class AS Series 2019-BNK23	3.203%	12/15/52	75	63
[2,4]	BANK Class AS Series 2019-BNK24	3.283%	11/15/62	75	63
[2]	BANK Class AS Series 2020-BNK25	2.841%	1/15/63	65	53
[2]	BANK Class AS Series 2020-BNK26	2.687%	3/15/63	55	45
[2]	BANK Class AS Series 2020-BNK27	2.551%	4/15/63	50	40
[2,4]	BANK Class AS Series 2021-BNK31	2.211%	2/15/54	25	19
[2,4]	BANK Class AS Series 2021-BNK36	2.695%	9/15/64	50	39
[2]	BANK Class ASB Series 2018-BNK10	3.641%	2/15/61	50	48
[2,4]	BANK Class C Series 2017-BNK8	4.200%	11/15/50	50	41
[2,4]	BANK Class C Series 2019-BNK19	4.165%	8/15/61	35	27
[2]	Bank of America Commercial Mortgage Trust Class AS Series 2017-BNK3	3.748%	2/15/50	28	25
[2]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C3	3.583%	5/15/52	250	228
[2]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C5	3.063%	11/15/52	150	132
[2]	Barclays Commercial Mortgage Trust Class A5 Series 2019-C4	2.919%	8/15/52	275	240
[2,4]	Barclays Commercial Mortgage Trust Class A5 Series 2022-C14	2.946%	2/15/55	200	168
[2]	Barclays Commercial Mortgage Trust Class AS Series 2019-C4	3.171%	8/15/52	25	21
[2,4]	Barclays Commercial Mortgage Trust Class AS Series 2019-C5	3.366%	11/15/52	100	86
[2]	Barclays Dryrock Issuance Trus Drock Class A Series 2022-1	3.070%	2/15/28	100	96
[2]	BBCMS Mortgage Trust Class A4 Series 2017-C1	3.674%	2/15/50	125	117
[2]	BBCMS Mortgage Trust Class A4 Series 2020-C6	2.639%	2/15/53	100	85
[2]	BBCMS Mortgage Trust Class A5 Series 2018-C2	4.314%	12/15/51	125	119
[2]	BBCMS Mortgage Trust Class A5 Series 2020-C7	2.037%	4/15/53	50	41
[2]	BBCMS Mortgage Trust Class A5 Series 2020-C8	2.040%	10/15/53	125	100
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C11	2.322%	9/15/54	50	40
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C12	2.689%	11/15/54	100	83

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C9	2.299%	2/15/54	150	122
[2]	BBCMS Mortgage Trust Class AS Series 2017-C1	3.898%	2/15/50	100	91
[2]	BBCMS Mortgage Trust Class AS Series 2020-C6	2.840%	2/15/53	35	28
[2]	BBCMS Trust Class A5 Series 2021-C10	2.492%	7/15/54	150	123
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B2	3.662%	2/15/51	50	49
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B3	3.848%	4/10/51	27	27
[2]	Benchmark Mortgage Trust Class A2 Series 2020-B17	2.211%	3/15/53	50	46
[2]	Benchmark Mortgage Trust Class A3 Series 2020-IG1	2.687%	9/15/43	125	103
[2]	Benchmark Mortgage Trust Class A4 Series 2018-B5	4.208%	7/15/51	75	71
[2]	Benchmark Mortgage Trust Class A4 Series 2018-B6	4.261%	10/10/51	50	48
[2,4]	Benchmark Mortgage Trust Class A4 Series 2018-B7	4.510%	5/15/53	175	169
[2]	Benchmark Mortgage Trust Class A4 Series 2019-B10	3.717%	3/15/62	80	74
[2]	Benchmark Mortgage Trust Class A4 Series 2019-B13	2.952%	8/15/57	280	245
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B1	3.666%	1/15/51	100	93
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B2	3.882%	2/15/51	325	306
[2]	Benchmark Mortgage Trust Class A5 Series 2018-B3	4.025%	4/10/51	225	213
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B4	4.121%	7/15/51	350	332
[2]	Benchmark Mortgage Trust Class A5 Series 2018-B8	4.232%	1/15/52	125	119
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B14	3.049%	12/15/62	225	198
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B15	2.928%	12/15/72	230	200
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B9	4.016%	3/15/52	105	99
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B16	2.732%	2/15/53	100	86
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B17	2.289%	3/15/53	100	83
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B20	2.034%	10/15/53	100	80
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B21	1.978%	12/17/53	125	99
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B22	1.973%	1/15/54	100	79
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B23	2.070%	2/15/54	225	179
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B24	2.584%	3/15/54	125	103
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B25	2.577%	4/15/54	125	103
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B25	2.847%	4/15/54	50	40
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B26	2.613%	6/15/54	75	62
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B28	2.224%	8/15/54	100	80
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B29	2.388%	9/15/54	50	40
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B30	2.576%	11/15/54	200	163
[2,4]	Benchmark Mortgage Trust Class A5 Series 2022-B32	3.002%	1/15/55	275	232
[2]	Benchmark Mortgage Trust Class A5 Series 2022-B33	3.458%	3/15/55	75	66
[2,4]	Benchmark Mortgage Trust Class A5 Series 2022-B34	3.786%	4/15/55	50	45
[2,4]	Benchmark Mortgage Trust Class A5 Series 2022-B36	4.470%	7/15/55	100	95
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Benchmark Mortgage Trust Class AM Series 2018-B1	3.878%	1/15/51	50	45
[2,4]	Benchmark Mortgage Trust Class AM Series 2018-B4	4.311%	7/15/51	75	68
[2]	Benchmark Mortgage Trust Class AM Series 2019-B10	3.979%	3/15/62	50	44
[2,4]	Benchmark Mortgage Trust Class AM Series 2020-B16	2.944%	2/15/53	25	20
[2,4]	Benchmark Mortgage Trust Class AS Series 2018-B2	4.084%	2/15/51	150	138
[2]	Benchmark Mortgage Trust Class AS Series 2018-B6	4.441%	10/10/51	25	23
[2,4]	Benchmark Mortgage Trust Class AS Series 2018-B8	4.532%	1/15/52	50	46
[2]	Benchmark Mortgage Trust Class AS Series 2019-B11	3.784%	5/15/52	75	65
[2]	Benchmark Mortgage Trust Class AS Series 2020-B17	2.583%	3/15/53	30	24
[2]	Benchmark Mortgage Trust Class AS Series 2020-B19	2.148%	9/15/53	25	19
[2]	Benchmark Mortgage Trust Class AS Series 2020-B20	2.375%	10/15/53	10	8
[2,4]	Benchmark Mortgage Trust Class AS Series 2020-IG1	2.909%	9/15/43	50	40
[2]	Benchmark Mortgage Trust Class AS Series 2021-B23	2.274%	2/15/54	75	57
[2]	Benchmark Mortgage Trust Class AS Series 2021-B24	2.780%	3/15/54	25	20
[2,4]	Benchmark Mortgage Trust Class AS Series 2022-B32	3.528%	1/15/55	75	61
[2,4]	BMO Mortgage Trust Class A5 Series 2022-C1	3.374%	2/17/55	50	43
[2]	BMO Mortgage Trust Class A5 Series 2022-C3	5.313%	9/15/54	200	201
[2]	BMW Vehicle Lease Trust Class A3 Series 2021-1	0.290%	1/25/24	29	29
[2]	BMW Vehicle Lease Trust Class A3 Series 2021-2	0.330%	12/26/24	73	71
[2]	BMW Vehicle Lease Trust Class A4 Series 2021-1	0.370%	7/25/24	25	24
[2]	BMW Vehicle Lease Trust Class A4 Series 2021-2	0.430%	1/27/25	50	48
[2]	BMW Vehicle Owner Trust Class A3 Series 2020-A	0.480%	10/25/24	7	7
[2]	BMW Vehicle Owner Trust Class A3 Series 2022-A	3.210%	8/25/26	25	24
[2]	Cantor Commercial Real Estate Lending Class A4 Series 2019-CF3	3.006%	1/15/53	135	115
[2]	Cantor Commercial Real Estate Lending Class A5 Series 2019-CF1	3.786%	5/15/52	125	113
[2]	Cantor Commercial Real Estate Lending Class A5 Series 2019-CF2	2.874%	11/15/52	140	118
[2]	Cantor Commercial Real Estate Lending Class AS Series 2019-CF3	3.298%	1/15/53	60	49
[2]	Capital One Multi-Asset Execution Trust Class A Series 2022-A2	3.490%	5/15/27	400	389
[2]	Capital One Multi-Asset Execution Trust Class A1 Series 2021-A1	0.550%	7/15/26	200	187
[2]	Capital One Multi-Asset Execution Trust Class A1 Series 2022-A1	2.800%	3/15/27	400	384
[2]	Capital One Multi-Asset Execution Trust Class A2 Series 2021-A2	1.390%	7/15/30	450	375
[2]	Capital One Multi-Asset Execution Trust Class A3 Series 2019-A3	2.060%	8/15/28	300	274
[2]	Capital One Multi-Asset Execution Trust Class A3 Series 2021-A3	1.040%	11/15/26	400	373
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2021-1	0.770%	9/15/26	100	94
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2022-1	3.170%	4/15/27	100	96

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2022-2	3.660%	5/17/27	75	73
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2019-1	2.560%	10/15/24	23	23
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2020-1	1.630%	8/15/25	15	15
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2022-1	3.320%	9/15/27	50	47
[2]	CarMax Auto Owner Trust Class A3 Series 2020-1	1.890%	12/16/24	29	29
[2]	CarMax Auto Owner Trust Class A3 Series 2020-3	0.620%	3/17/25	29	29
[2]	CarMax Auto Owner Trust Class A3 Series 2020-4	0.500%	8/15/25	322	313
[2]	CarMax Auto Owner Trust Class A3 Series 2020-4	0.630%	6/15/26	25	23
[2]	CarMax Auto Owner Trust Class A3 Series 2021-1	0.340%	12/15/25	45	43
[2]	CarMax Auto Owner Trust Class A3 Series 2021-2	0.520%	2/17/26	96	93
[2]	CarMax Auto Owner Trust Class A3 Series 2021-4	0.560%	9/15/26	100	95
[2]	CarMax Auto Owner Trust Class A3 Series 2022-1	1.470%	12/15/26	100	95
[2]	CarMax Auto Owner Trust Class A3 Series 2022-2	3.490%	2/16/27	100	97
[2]	CarMax Auto Owner Trust Class A4 Series 2019-4	2.130%	7/15/25	25	24
[2]	CarMax Auto Owner Trust Class A4 Series 2020-1	2.030%	6/16/25	15	14
[2]	CarMax Auto Owner Trust Class A4 Series 2020-3	0.770%	3/16/26	25	24
[2]	CarMax Auto Owner Trust Class A4 Series 2021-2	0.810%	12/15/26	25	23
[2]	CarMax Auto Owner Trust Class A4 Series 2022-1	1.700%	8/16/27	50	45
[2]	Carvana Auto Receivables Trust Class A3 Series 2021-P3	0.700%	11/10/26	75	70
[2]	CD Mortgage Trust Class A3 Series 2019-CD8	2.657%	8/15/57	40	35
[2]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	150	136
[2,4]	CD Mortgage Trust Class A4 Series 2016-CD2	3.526%	11/10/49	100	93
[2]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	144	134
[2]	CD Mortgage Trust Class A4 Series 2018-CD7	4.279%	8/15/51	75	71
[2]	CD Mortgage Trust Class A4 Series 2019-CD8	2.912%	8/15/57	450	384
[2]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	125	114
[2]	CD Mortgage Trust Class AAB Series 2017-CD3	3.453%	2/10/50	20	19
[2,4]	CD Mortgage Trust Class AM Series 2017-CD6	3.709%	11/13/50	75	67
[2]	CD Mortgage Trust Class AS Series 2017-CD3	3.833%	2/10/50	31	28
[2]	CD Mortgage Trust Class ASB Series 2017-CD6	3.332%	11/13/50	49	46
[2]	CD Mortgage Trust Class ASB Series 2018-CD7	4.213%	8/15/51	10	10
[2]	CenterPoint Energy Transition Bond Co. IV LLC Class A3 Series 2012-1	3.028%	10/15/25	163	160
[2]	CFCRE Commercial Mortgage Trust Class A3 Series 2016-C3	3.865%	1/10/48	125	119
[2,4]	CFCRE Commercial Mortgage Trust Class A3 Series 2016-C6	3.217%	11/10/49	250	230
[2]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	150	139
[2]	CFCRE Commercial Mortgage Trust Class A4 Series 2017-C8	3.572%	6/15/50	50	46
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	CFCRE Commercial Mortgage Trust Class AM Series 2016-C4	3.691%	5/10/58	100	92
[2]	CGMS Commercial Mortgage Trust Class A4 Series 2017-B1	3.458%	8/15/50	250	229
[2,4]	CGMS Commercial Mortgage Trust Class AS Series 2017-B1	3.711%	8/15/50	50	45
[2]	Chase Issuance Trust Class A Series 2022-A1	3.970%	9/15/27	100	97
[2]	Citibank Credit Card Issuance Trust Class A3 Series 2007-A3	6.150%	6/15/39	100	110
[2]	Citibank Credit Card Issuance Trust Class A7 Series 2018-A7	3.960%	10/13/30	200	193
[2]	Citigroup Commercial Mortgage Trust Class A2 Series 2018-B2	3.788%	3/10/51	50	50
[2]	Citigroup Commercial Mortgage Trust Class A3 Series 2016-P4	2.646%	7/10/49	150	138
[2]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-C4	3.209%	10/12/50	100	93
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC11	3.093%	4/10/46	83	83
[2,4]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC15	4.371%	9/10/46	50	49
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC19	4.023%	3/11/47	25	25
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC23	3.622%	7/10/47	100	96
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC25	3.635%	10/10/47	175	168
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC29	3.192%	4/10/48	175	165
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	100	95
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC33	3.778%	9/10/58	100	95
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-C1	3.209%	5/10/49	125	116
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-GC37	3.314%	4/10/49	50	47
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-P4	2.902%	7/10/49	75	69
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	250	229
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-B2	4.009%	3/10/51	275	257
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2019-GC43	3.038%	11/10/52	275	237
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2014-GC21	3.855%	5/10/47	50	49
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2015-GC27	3.137%	2/10/48	225	214
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2016-GC36	3.616%	2/10/49	475	447
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2019-GC41	2.869%	8/10/56	225	192
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2020-GC46	2.717%	2/15/53	110	93
[2,4]	Citigroup Commercial Mortgage Trust Class A5 Series 2022-GC48	4.743%	5/15/54	75	72
[2]	Citigroup Commercial Mortgage Trust Class AAB Series 2014-GC19	3.552%	3/11/47	5	5
[2]	Citigroup Commercial Mortgage Trust Class AAB Series 2016-C1	3.003%	5/10/49	36	35
[2,4]	Citigroup Commercial Mortgage Trust Class AS Series 2013-GC15	4.649%	9/10/46	75	74
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2014-GC19	4.345%	3/11/47	25	24
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2015-GC27	3.571%	2/10/48	100	93
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2017-C4	3.764%	10/12/50	50	45
[2,4]	Citigroup Commercial Mortgage Trust Class AS Series 2020-GC46	2.918%	2/15/53	45	36

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC21	4.328%	5/10/47	50	48
[2,4]	Citigroup Commercial Mortgage Trust Class B Series 2015-GC29	3.758%	4/10/48	84	77
[2]	CNH Equipment Trust Class A3 Series 2022-A	2.940%	7/15/27	50	48
[2]	COMM Mortgage Trust Class A3 Series 2012-CR4	2.853%	10/15/45	11	11
[2]	COMM Mortgage Trust Class A3 Series 2013-CR11	3.983%	8/10/50	40	40
[2]	COMM Mortgage Trust Class A3 Series 2013-CR12	3.765%	10/10/46	44	43
[2]	COMM Mortgage Trust Class A3 Series 2014-CR21	3.528%	12/10/47	154	148
[2]	COMM Mortgage Trust Class A3 Series 2017-COR2	3.510%	9/10/50	35	32
[2]	COMM Mortgage Trust Class A3 Series 2018-COR3	4.228%	5/10/51	125	118
[2,4]	COMM Mortgage Trust Class A4 Series 2014-CR15	4.074%	2/10/47	56	55
[2]	COMM Mortgage Trust Class A4 Series 2014-CR20	3.590%	11/10/47	50	48
[2]	COMM Mortgage Trust Class A4 Series 2014-LC15	4.006%	4/10/47	150	147
[2]	COMM Mortgage Trust Class A4 Series 2014-UBS3	3.819%	6/10/47	100	97
[2]	COMM Mortgage Trust Class A4 Series 2014-UBS5	3.838%	9/10/47	125	121
[2]	COMM Mortgage Trust Class A4 Series 2015-CR23	3.497%	5/10/48	100	95
[2]	COMM Mortgage Trust Class A4 Series 2015-CR24	3.432%	8/10/48	159	150
[2]	COMM Mortgage Trust Class A4 Series 2015-CR25	3.759%	8/10/48	125	119
[2]	COMM Mortgage Trust Class A4 Series 2015-CR26	3.630%	10/10/48	225	213
[2]	COMM Mortgage Trust Class A4 Series 2015-CR27	3.612%	10/10/48	125	119
[2]	COMM Mortgage Trust Class A4 Series 2015-LC19	3.183%	2/10/48	125	119
[2]	COMM Mortgage Trust Class A4 Series 2016-CR28	3.762%	2/10/49	150	142
[2,4]	COMM Mortgage Trust Class A5 Series 2013-CR8	3.612%	6/10/46	59	59
[2]	COMM Mortgage Trust Class A5 Series 2013-LC13	4.205%	8/10/46	36	36
[2]	COMM Mortgage Trust Class A5 Series 2014-CR17	3.977%	5/10/47	50	49
[2]	COMM Mortgage Trust Class A5 Series 2014-CR19	3.796%	8/10/47	175	169
[2]	COMM Mortgage Trust Class A5 Series 2014-LC17	3.917%	10/10/47	50	48
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS2	3.961%	3/10/47	54	53
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS4	3.694%	8/10/47	125	120
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS6	3.644%	12/10/47	225	217
[2]	COMM Mortgage Trust Class A5 Series 2015-CR22	3.309%	3/10/48	150	142
[2]	COMM Mortgage Trust Class A5 Series 2015-DC1	3.350%	2/10/48	75	71
[2]	COMM Mortgage Trust Class A5 Series 2015-PC1	3.902%	7/10/50	100	95
[2]	COMM Mortgage Trust Class A5 Series 2019-GC44	2.950%	8/15/57	115	98
[2,4]	COMM Mortgage Trust Class AM Series 2013-CR11	4.715%	8/10/50	30	30
[2]	COMM Mortgage Trust Class AM Series 2013-CR12	4.300%	10/10/46	25	23
[2]	COMM Mortgage Trust Class AM Series 2014-CR16	4.278%	4/10/47	75	72
[2]	COMM Mortgage Trust Class AM Series 2014-CR19	4.080%	8/10/47	50	48
[2]	COMM Mortgage Trust Class AM Series 2014-UBS2	4.199%	3/10/47	15	15
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	COMM Mortgage Trust Class AM Series 2014-UBS4	3.968%	8/10/47	44	42
[2]	COMM Mortgage Trust Class AM Series 2014-UBS6	4.048%	12/10/47	50	47
[2,4]	COMM Mortgage Trust Class AM Series 2015-CR22	3.603%	3/10/48	100	94
[2]	COMM Mortgage Trust Class AM Series 2015-CR23	3.801%	5/10/48	50	47
[2]	COMM Mortgage Trust Class AM Series 2015-LC19	3.527%	2/10/48	50	47
[2]	COMM Mortgage Trust Class AM Series 2019-GC44	3.263%	8/15/57	50	43
[2]	COMM Mortgage Trust Class ASB Series 2014-CCRE16	3.653%	4/10/47	10	10
[2]	COMM Mortgage Trust Class ASB Series 2014-CR15	3.595%	2/10/47	7	7
[2]	COMM Mortgage Trust Class ASB Series 2014-CR17	3.598%	5/10/47	6	6
[2]	COMM Mortgage Trust Class ASB Series 2014-CR18	3.452%	7/15/47	6	6
[2]	COMM Mortgage Trust Class ASB Series 2014-UBS2	3.472%	3/10/47	5	5
[2]	COMM Mortgage Trust Class ASB Series 2014-UBS6	3.387%	12/10/47	48	46
[2]	COMM Mortgage Trust Class ASB Series 2015-CR23	3.257%	5/10/48	34	33
[2]	COMM Mortgage Trust Class ASB Series 2015-CR27	3.404%	10/10/48	72	70
[2]	COMM Mortgage Trust Class ASB Series 2015-LC19	3.040%	2/10/48	10	9
[2]	COMM Mortgage Trust Class ASB Series 2016-DC2	3.550%	2/10/49	76	74
[2,4]	COMM Mortgage Trust Class B Series 2013-CR12	4.762%	10/10/46	25	21
[2,4]	COMM Mortgage Trust Class B Series 2014-CR15	4.770%	2/10/47	28	27
[2]	COMM Mortgage Trust Class B Series 2014-CR17	4.377%	5/10/47	25	24
[2]	COMM Mortgage Trust Class B Series 2014-UBS2	4.701%	3/10/47	10	10
[2,4]	COMM Mortgage Trust Class C Series 2013-LC6	4.242%	1/10/46	25	25
[2,4]	COMM Mortgage Trust Class C Series 2014-CR15	4.820%	2/10/47	50	48
[2]	CSAIL Commercial Mortgage Trust Class A3 Series 2019-C16	3.329%	6/15/52	275	243
[2]	CSAIL Commercial Mortgage Trust Class A3 Series 2021-C20	2.805%	3/15/54	250	207
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C1	3.505%	4/15/50	100	95
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C2	3.504%	6/15/57	150	142
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C3	3.718%	8/15/48	100	95
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C4	3.808%	11/15/48	200	190
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2017-C8	3.392%	6/15/50	150	137
[2,4]	CSAIL Commercial Mortgage Trust Class A4 Series 2018-CX12	4.224%	8/15/51	25	24
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2019-C15	4.053%	3/15/52	225	208
[2]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	200	185
[2,4]	CSAIL Commercial Mortgage Trust Class A5 Series 2017-CX10	3.458%	11/15/50	150	136
[2]	CSAIL Commercial Mortgage Trust Class A5 Series 2017-CX9	3.446%	9/15/50	50	46
[2,4]	CSAIL Commercial Mortgage Trust Class A5 Series 2018-CX11	4.033%	4/15/51	275	256
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2015-C1	3.791%	4/15/50	75	70
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2015-C2	3.849%	6/15/57	75	70
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2021-C20	3.076%	3/15/54	50	40

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	CSAIL Commercial Mortgage Trust Class ASB Series 2015-C3	3.448%	8/15/48	40	39
[2]	CSAIL Commercial Mortgage Trust Class ASB Series 2015-C4	3.617%	11/15/48	28	27
[2,4]	CSAIL Commercial Mortgage Trust Class B Series 2015-C1	4.044%	4/15/50	50	46
[2,4]	CSAIL Commercial Mortgage Trust Class B Series 2015-C3	4.261%	8/15/48	50	45
[2]	Daimler Trucks Retail Trust Class A3 Series 2022-1	5.230%	2/17/26	50	50
[2]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	100	95
[2]	DBJPM Mortgage Trust Class A4 Series 2016-C1	3.276%	5/10/49	75	70
[2]	DBJPM Mortgage Trust Class A5 Series 2016-C3	2.890%	8/10/49	100	91
[2]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/50	100	91
[2]	DBJPM Mortgage Trust Class A5 Series 2020-C9	1.926%	8/15/53	50	40
[2,4]	DBJPM Mortgage Trust Class AM Series 2017-C6	3.561%	6/10/50	50	45
[2]	Discover Card Execution Note Trust Class A Series 2022-A2	3.320%	5/15/27	400	386
[2]	Discover Card Execution Note Trust Class A Series 2022-A4	5.030%	10/15/27	225	227
[2]	Discover Card Execution Note Trust Class A1 Series 2021-A1	0.580%	9/15/26	175	163
[2]	Discover Card Execution Note Trust Class A1 Series 2022-A1	1.960%	2/15/27	200	188
[2]	Discover Card Execution Note Trust Class A2 Series 2021-A2	1.030%	9/15/28	150	131
[2]	Discover Card Execution Note Trust Class A3 Series 2022-A3	3.560%	7/15/27	400	388
[2]	Drive Auto Receivables Trust Class B Series 2021-1	0.650%	7/15/25	1	1
[2]	Drive Auto Receivables Trust Class B Series 2021-2	0.580%	12/15/25	65	64
[2]	Drive Auto Receivables Trust Class C Series 2021-1	1.020%	6/15/27	25	24
[2]	Drive Auto Receivables Trust Class C Series 2021-2	0.870%	10/15/27	50	48
[2]	Drive Auto Receivables Trust Class D Series 2019-1	4.090%	6/15/26	47	47
[2]	Drive Auto Receivables Trust Class D Series 2021-2	1.390%	3/15/29	50	47
[2]	Exeter Automobile Receivables Trust Class B Series 2021-3A	0.690%	1/15/26	46	45
[2]	Exeter Automobile Receivables Trust Class B Series 2022-2A	3.650%	10/15/26	25	24
[2]	Exeter Automobile Receivables Trust Class C Series 2020-3A	1.320%	7/15/25	39	38
[2]	Exeter Automobile Receivables Trust Class C Series 2021-1A	0.740%	1/15/26	68	67
[2]	Exeter Automobile Receivables Trust Class C Series 2021-3A	0.960%	10/15/26	50	47
[2]	Exeter Automobile Receivables Trust Class C Series 2022-2A	3.850%	7/17/28	50	48
[2]	Exeter Automobile Receivables Trust Class D Series 2021-3A	1.550%	6/15/27	35	32
[2]	Exeter Automobile Receivables Trust Class D Series 2022-1A	3.020%	6/15/28	50	46
[2]	Exeter Automobile Receivables Trust Class D Series 2022-2A	4.560%	7/17/28	25	24
[1,2,4]	Fannie Mae Multifamily REMIC Trust Class A2 Series 2022-M10	2.003%	1/25/32	225	179
[1,2,4]	Fannie Mae Multifamily REMIC Trust Class A2 Series 2022-M1G	1.582%	9/25/31	75	59
[1,2,4]	Fannie Mae Multifamily REMIC Trust Class A2 Series 2022-M8	2.001%	12/25/31	150	120
[1,2,4]	Fannie Mae-Aces Class 1A Series 2014-M7	3.321%	6/25/24	169	164
[1,2]	Fannie Mae-Aces Class 2A2 Series 2019-M21	2.350%	2/25/31	30	26
[1,2,4]	Fannie Mae-Aces Class 2A2 Series 2021-M13	1.681%	3/25/33	200	154
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Fannie Mae-Aces Class 3A2 Series 2019-M18	2.577%	9/25/31	100	86
[1,2]	Fannie Mae-Aces Class A Series 2015-M2	2.620%	12/25/24	145	140
[1,2,4]	Fannie Mae-Aces Class A2 Series 2013-M14	3.329%	10/25/23	122	120
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M1	3.343%	7/25/23	82	81
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M13	3.021%	8/25/24	101	98
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M2	3.513%	12/25/23	102	101
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M3	3.501%	1/25/24	33	33
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M4	3.346%	3/25/24	79	78
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M8	3.056%	6/25/24	70	68
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M9	3.103%	7/25/24	105	102
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M1	2.532%	9/25/24	202	194
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M10	3.092%	4/25/27	70	66
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M12	2.893%	5/25/25	146	140
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M15	2.923%	10/25/25	140	133
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M3	2.723%	10/25/24	68	66
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M7	2.590%	12/25/24	132	126
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M8	2.900%	1/25/25	87	84
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M11	2.369%	7/25/26	239	222
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M12	2.533%	9/25/26	241	224
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M13	2.591%	9/25/26	58	54
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M3	2.702%	2/25/26	81	77
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M4	2.576%	3/25/26	85	80
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M42	1.270%	7/25/30	10	8
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M5	2.469%	4/25/26	200	187
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M7	2.499%	9/25/26	44	41
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M9	2.292%	6/25/26	300	278
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M1	2.495%	10/25/26	157	145
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M12	3.164%	6/25/27	207	195
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M14	2.962%	11/25/27	74	69
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M2	2.851%	2/25/27	145	136
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M4	2.640%	12/25/26	142	132
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M5	3.202%	4/25/29	61	57
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M7	2.961%	2/25/27	225	211
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M8	3.061%	5/25/27	457	430
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M10	3.471%	7/25/28	125	118
[1,2]	Fannie Mae-Aces Class A2 Series 2018-M10	3.610%	2/25/31	300	276
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M12	3.766%	8/25/30	50	47
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M13	3.866%	9/25/30	163	154

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M14	3.698%	8/25/28	167	159
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M4	3.158%	3/25/28	148	138
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M7	3.141%	3/25/28	92	86
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M1	3.665%	9/25/28	180	171
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M12	2.885%	6/25/29	400	362
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M18	2.469%	8/25/29	246	217
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M2	3.748%	11/25/28	184	176
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M5	3.273%	2/25/29	200	186
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M7	3.143%	4/25/29	195	180
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M9	2.937%	6/25/29	303	277
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M1	2.444%	10/25/29	950	829
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M14	1.784%	5/25/30	250	206
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M22	2.522%	8/25/29	344	303
[1,2,4]	Fannie Mae-Aces Class A2 Series 2020-M29	1.492%	5/25/30	100	80
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M46	1.323%	5/25/30	250	201
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M5	2.210%	1/25/30	120	103
[1,2,4]	Fannie Mae-Aces Class A2 Series 2020-M52	1.362%	10/25/30	275	216
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M1	1.437%	11/25/30	60	47
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M11	1.507%	3/25/31	225	175
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M13	1.658%	4/25/31	50	39
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M19	1.797%	10/25/31	275	217
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M1G	1.515%	11/25/30	50	40
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M3G	1.292%	1/25/31	225	176
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M1	1.725%	10/25/31	325	254
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M3	1.764%	11/25/31	100	78
[1,2,4]	Fannie Mae-Aces Class A2 Series 2022-M4	2.290%	5/25/30	150	129
[1,2,4]	Fannie Mae-Aces Class A3 Series 2018-M3	3.174%	2/25/30	66	61
[1,2,4]	Fannie Mae-Aces Class APT Series 2013-M12	2.496%	3/25/23	24	24
[1,2,4]	Fannie Mae-Aces Class APT Series 2013-M14	2.685%	4/25/23	1	1
[1,2,4]	Fannie Mae-Aces Class ATS2 Series 2018-M2	3.002%	1/25/28	405	378
[1,2]	Fannie Mae-Aces Class AV2 Series 2016-M7	2.157%	10/25/23	7	7
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2017-M10	2.620%	7/25/24	89	86
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2017-M15	3.209%	11/25/27	236	222
[2]	Fifth Third Auto Trust Class A4 Series 2019-1	2.690%	11/16/26	28	28
[2]	Ford Credit Auto Lease Trust Class A3 Series 2021-B	0.370%	10/15/24	125	122
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-A	1.040%	8/15/24	6	5
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-B	0.560%	10/15/24	42	42
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-C	0.410%	7/15/25	53	51
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Ford Credit Auto Owner Trust Class A3 Series 2021-A	0.260%	2/15/24	18	18
[2]	Ford Credit Auto Owner Trust Class A3 Series 2021-A	0.300%	8/15/25	115	111
[2]	Ford Credit Auto Owner Trust Class A3 Series 2022-A	1.290%	6/15/26	50	48
[2]	Ford Credit Auto Owner Trust Class A3 Series 2022-B	3.740%	9/15/26	75	73
[2]	Ford Credit Auto Owner Trust Class A3 Series 2022-C	4.480%	12/15/26	100	98
[2]	Ford Credit Auto Owner Trust Class A4 Series 2019-A	2.850%	8/15/24	22	22
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-B	0.790%	11/15/25	35	34
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-C	0.510%	8/15/26	25	23
[2]	Ford Credit Auto Owner Trust Class A4 Series 2021-A	0.300%	4/15/24	25	25
[2]	Ford Credit Auto Owner Trust Class A4 Series 2021-A	0.490%	9/15/26	50	46
[2]	Ford Credit Auto Owner Trust Class A4 Series 2022-C	4.590%	12/15/27	100	98
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2018-4	4.060%	11/15/30	100	94
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2019-2	3.060%	4/15/26	150	145
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2019-4	2.440%	9/15/26	185	177
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2020-2	1.060%	9/15/27	150	135
[2]	Ford Credit Floorplan Master Owner Trust Class A1 Series 2020-1	0.700%	9/15/25	275	266
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K039	2.683%	12/25/23	7	7
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K040	2.768%	4/25/24	35	34
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K042	2.267%	6/25/24	12	12
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K043	2.532%	10/25/23	8	8
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K047	2.827%	12/25/24	22	21
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K080	3.736%	4/25/28	86	84
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K087	3.591%	10/25/27	85	82
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K121	0.995%	8/25/30	24	20
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K122	0.863%	5/25/30	15	12
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K129	1.342%	9/25/30	45	37
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K143	2.711%	4/25/55	100	88
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K1520	2.007%	7/25/35	50	41
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K036	3.527%	10/25/23	325	321

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K038	3.389%	3/25/24	200	196
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K039	3.303%	7/25/24	225	220
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K040	3.241%	9/25/24	275	268
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K041	3.171%	10/25/24	275	267
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K042	2.670%	12/25/24	25	24
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K043	3.062%	12/25/24	150	145
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K045	3.023%	1/25/25	160	154
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K046	3.205%	3/25/25	175	169
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K047	3.329%	5/25/25	175	169
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K048	3.284%	6/25/25	325	314
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K049	3.010%	7/25/25	125	120
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K050	3.334%	8/25/25	200	193
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K052	3.151%	11/25/25	125	120
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K053	2.995%	12/25/25	75	72
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K056	2.525%	5/25/26	150	141
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K058	2.653%	8/25/26	100	94
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K064	3.224%	3/25/27	300	285
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K065	3.243%	4/25/27	433	412
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K066	3.117%	6/25/27	150	142
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K067	3.194%	7/25/27	500	474
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K068	3.244%	8/25/27	125	119
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K069	3.187%	9/25/27	200	189
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K070	3.303%	11/25/27	75	71
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K071	3.286%	11/25/27	225	213
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K072	3.444%	12/25/27	100	96
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K073	3.350%	1/25/28	125	119
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K074	3.600%	1/25/28	225	216
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K075	3.650%	2/25/28	150	144
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K076	3.900%	4/25/28	350	341
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K078	3.854%	6/25/28	100	97
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K079	3.926%	6/25/28	25	24
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K080	3.926%	7/25/28	175	170
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K081	3.900%	8/25/28	350	340
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K082	3.920%	9/25/28	75	73
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K083	4.050%	9/25/28	1,700	1,660
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K084	3.780%	10/25/28	275	264
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K085	4.060%	10/25/28	225	219
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K087	3.771%	12/25/28	400	385
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K088	3.690%	1/25/29	275	263
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K089	3.563%	1/25/29	25	24
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K090	3.422%	2/25/29	200	188
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K091	3.505%	3/25/29	450	426
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K092	3.298%	4/25/29	225	210
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K093	2.982%	5/25/29	400	367
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K094	2.903%	6/25/29	275	250
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K095	2.785%	6/25/29	275	249
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K096	2.519%	7/25/29	225	200
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K098	2.425%	8/25/29	450	397
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K099	2.595%	9/25/29	210	187
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K101	2.524%	10/25/29	370	327
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K102	2.537%	10/25/29	350	310
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K103	2.651%	11/25/29	300	267

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K104	2.253%	1/25/30	445	385
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K105	1.872%	1/25/30	95	80
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K106	2.069%	1/25/30	1,300	1,108
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K107	1.639%	1/25/30	100	83
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K108	1.517%	3/25/30	150	123
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K109	1.558%	4/25/30	425	348
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K110	1.477%	4/25/30	25	20
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K111	1.350%	5/25/30	25	20
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K114	1.366%	6/25/30	125	100
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K116	1.378%	7/25/30	320	256
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K117	1.406%	8/25/30	25	20
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K118	1.493%	9/25/30	400	321
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K120	1.500%	10/25/30	300	240
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K121	1.547%	10/25/30	175	141
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K122	1.521%	11/25/30	175	140
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K124	1.658%	12/25/30	150	121
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K125	1.846%	1/25/31	700	573
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K126	2.074%	1/25/31	250	209
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K127	2.108%	1/25/31	425	355
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K128	2.020%	3/25/31	250	207
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K129	1.914%	5/25/31	400	328
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K130	1.723%	6/25/31	150	121
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K131	1.853%	7/25/31	400	325
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K132	2.023%	8/25/31	100	82
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K133	2.096%	9/25/31	200	165
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K134	2.243%	10/25/31	200	167
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K135	2.154%	10/25/31	125	104
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K138	2.476%	1/25/32	150	127
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K140	2.250%	1/25/32	100	83
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K143	2.350%	3/25/32	100	84
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K148	3.500%	7/25/32	700	647
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1510	3.718%	1/25/31	75	70
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1511	3.470%	3/25/31	100	91
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1514	2.859%	10/25/34	225	191
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1515	1.940%	2/25/35	150	115
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1516	1.721%	5/25/35	225	158
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1517	1.716%	7/25/35	25	18
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1518	1.860%	10/25/35	100	74
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1519	2.013%	12/25/35	100	75
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K152	3.080%	1/25/31	100	91
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1520	2.438%	2/25/36	200	159
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1521	2.184%	8/25/36	150	114
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1522	2.361%	10/25/36	150	113
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K155	3.750%	11/25/32	100	94
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K157	3.990%	5/25/33	75	73
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K158	3.900%	12/25/30	100	95
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K159	3.950%	11/25/30	50	47
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K723	2.454%	8/25/23	115	113
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K724	3.062%	11/25/23	93	91
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K726	2.905%	4/25/24	138	134
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K727	2.946%	7/25/24	173	168
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K728	3.064%	8/25/24	244	237

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K729	3.136%	10/25/24	900	873
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K730	3.590%	1/25/25	265	259
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K731	3.600%	2/25/25	222	217
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K734	3.208%	2/25/26	375	360
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K735	2.862%	5/25/26	497	471
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K738	1.545%	1/25/27	100	89
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K739	1.336%	9/25/27	25	22
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K742	1.760%	3/25/28	200	175
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K743	1.770%	5/25/28	125	109
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K744	1.712%	7/25/28	98	85
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K745	1.657%	8/25/28	50	43
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K746	2.031%	9/25/28	150	131
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K747	2.050%	11/25/28	125	109
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KC02	3.370%	7/25/25	160	155
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KW01	2.853%	1/25/26	200	190
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K1510	3.794%	1/25/34	395	362
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K1511	3.542%	3/25/34	225	201
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K1513	2.797%	8/25/34	335	277
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K154	3.459%	11/25/32	50	45
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K155	3.750%	4/25/33	200	185
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K157	3.990%	8/25/33	75	70
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class AM Series K749	2.120%	4/25/55	50	44
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2021-3	0.390%	10/21/24	125	121
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2022-1	1.900%	3/20/25	175	168
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2022-2	3.420%	6/20/25	75	73
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2022-3	4.010%	9/22/25	100	98
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2021-2	0.410%	5/20/25	25	24
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-3	0.450%	4/16/25	81	79
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-4	0.380%	8/18/25	69	67
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-2	0.510%	4/16/26	53	51
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-3	0.480%	6/16/26	100	95
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-4	0.680%	9/16/26	75	71
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-1	1.260%	11/16/26	50	47
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-2	3.100%	2/16/27	50	48
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-3	3.640%	4/16/27	50	49
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2022-4	4.820%	8/16/27	125	125
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-1	1.900%	3/17/25	30	29
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-3	0.580%	1/16/26	25	24
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-2	0.820%	10/16/26	25	23
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-3	0.730%	8/16/27	50	45
[2]	GM Financial Securitized Term Class A3 Series 2021-1	0.350%	10/16/25	45	44
[2]	GM Financial Securitized Term Class A4 Series 2021-1	0.540%	5/17/27	250	231
[2]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	150	138
[2]	GS Mortgage Securities Trust Class A4 Series 2014-GC18	4.074%	1/10/47	200	196
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC30	3.382%	5/10/50	150	142
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	50	48
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC34	3.506%	10/10/48	100	94
[2]	GS Mortgage Securities Trust Class A4 Series 2016-GS2	3.050%	5/10/49	75	70
[2]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	200	182
[2,4]	GS Mortgage Securities Trust Class A4 Series 2016-GS4	3.442%	11/10/49	75	69
[2]	GS Mortgage Securities Trust Class A4 Series 2017-GS5	3.674%	3/10/50	150	140
[2]	GS Mortgage Securities Trust Class A4 Series 2017-GS7	3.430%	8/10/50	261	240
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC39	3.567%	5/10/52	100	89
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC40	3.160%	7/10/52	150	132
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC42	3.001%	9/1/52	275	235
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GSA1	3.048%	11/10/52	125	109
[2,4]	GS Mortgage Securities Trust Class A5 Series 2013-GC13	4.176%	7/10/46	20	20
[2]	GS Mortgage Securities Trust Class A5 Series 2013-GC14	4.243%	8/10/46	200	198
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC22	3.862%	6/10/47	50	49
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC24	3.931%	9/10/47	125	121
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC26	3.629%	11/10/47	225	216

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GS Mortgage Securities Trust Class A5 Series 2015-GC28	3.396%	2/10/48	150	143
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GC45	2.911%	2/13/53	125	106
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GC47	2.377%	5/12/53	75	61
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GSA2	2.012%	12/12/53	125	97
[2]	GS Mortgage Securities Trust Class AAB Series 2013-GC14	3.817%	8/10/46	3	3
[2]	GS Mortgage Securities Trust Class AAB Series 2014-GC26	3.365%	11/10/47	28	28
[2]	GS Mortgage Securities Trust Class AAB Series 2015-GC32	3.513%	7/10/48	65	63
[2]	GS Mortgage Securities Trust Class AB Series 2015-GC34	3.278%	10/10/48	71	68
[2]	GS Mortgage Securities Trust Class AS Series 2014-GC26	3.964%	11/10/47	50	47
[2,4]	GS Mortgage Securities Trust Class AS Series 2016-GS4	3.645%	11/10/49	50	45
[2,4]	GS Mortgage Securities Trust Class AS Series 2017-GS5	3.826%	3/10/50	50	45
[2]	GS Mortgage Securities Trust Class AS Series 2017-GS6	3.638%	5/10/50	100	90
[2]	GS Mortgage Securities Trust Class AS Series 2017-GS7	3.663%	8/10/50	70	63
[2]	GS Mortgage Securities Trust Class AS Series 2019-GC42	3.212%	9/1/52	50	43
[2,4]	GS Mortgage Securities Trust Class AS Series 2020-GC45	3.173%	2/13/53	35	30
[2]	GS Mortgage Securities Trust Class AS Series 2020-GSA2	2.224%	12/12/53	25	19
[2,4]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.511%	9/10/47	25	24
[2,4]	GS Mortgage Securities Trust Class B Series 2014-GC26	4.215%	11/10/47	50	47
[2,4]	GS Mortgage Securities Trust Class C Series 2017-GS6	4.322%	5/10/50	10	8
[2]	Harley-Davidson Motorcycle Trust Class A3 Series 2021-B	0.560%	11/16/26	145	139
[2]	Harley-Davidson Motorcycle Trust Class A3 Series 2022-A	3.060%	2/15/27	25	24
[2]	Harley-Davidson Motorcycle Trust Class A4 Series 2022-A	3.260%	1/15/30	25	24
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-1	0.270%	4/21/25	70	68
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-2	0.330%	8/15/25	120	116
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-3	0.410%	11/18/25	75	71
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-4	0.880%	1/21/26	100	95
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2022-1	1.880%	5/15/26	50	47
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2022-2	3.730%	7/20/26	50	49
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2020-1	1.630%	10/21/26	20	20
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2020-3	0.460%	4/19/27	25	24
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2021-1	0.420%	1/21/28	50	47
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-A	1.410%	11/15/24	4	4
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-B	0.480%	12/16/24	16	16
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-C	0.380%	5/15/25	32	31
[2]	Hyundai Auto Receivables Trust Class A3 Series 2021-A	0.380%	9/15/25	47	45
[2]	Hyundai Auto Receivables Trust Class A3 Series 2021-C	0.740%	5/15/26	50	47
[2]	Hyundai Auto Receivables Trust Class A4 Series 2020-B	0.620%	12/15/25	25	24
[2]	Hyundai Auto Receivables Trust Class A4 Series 2021-A	0.620%	5/17/27	25	23
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	John Deere Owner Trust Class A3 Series 2021-B	0.520%	3/16/26	100	95
[2]	John Deere Owner Trust Class A3 Series 2022-C	5.090%	6/15/27	175	175
[2]	John Deere Owner Trust Class A4 Series 2022-C	5.200%	9/17/29	50	50
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C16	4.166%	12/15/46	100	99
[2,4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2016-JP4	3.648%	12/15/49	100	93
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2013-C10	3.143%	12/15/47	8	8
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2014-C20	3.805%	7/15/47	75	73
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2015-JP1	3.914%	1/15/49	75	72
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2016-JP3	2.870%	8/15/49	250	228
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2013-C10	3.372%	12/15/47	39	39
[2,4]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2016-JP4	3.870%	12/15/49	75	68
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class B Series 2013-LC11	3.499%	4/15/46	50	49
[2]	JPMBB Commercial Mortgage Securities Trust Class A2 Series 2014-C24	2.940%	11/15/47	1	1
[2]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2014-C19	3.669%	4/15/47	8	8
[2]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2015-C31	3.801%	8/15/48	93	89
[2,4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C14	4.133%	8/15/46	75	75
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C19	3.997%	4/15/47	95	93
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C22	3.801%	9/15/47	175	169
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C26	3.494%	1/15/48	175	168
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C27	3.179%	2/15/48	59	56
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C28	3.227%	10/15/48	125	118
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C29	3.611%	5/15/48	100	95
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C33	3.770%	12/15/48	82	78
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C12	3.664%	7/15/45	39	39
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C15	4.131%	11/15/45	65	64
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C18	4.079%	2/15/47	127	124
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C21	3.775%	8/15/47	25	24

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C23	3.934%	9/15/47	85	82
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C24	3.639%	11/15/47	50	48
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C25	3.672%	11/15/47	200	192
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C30	3.822%	7/15/48	100	95
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	125	118
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C12	4.052%	7/15/45	26	26
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C14	4.409%	8/15/46	30	29
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C15	4.420%	11/15/45	35	34
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	25	24
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C19	4.243%	4/15/47	50	48
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C22	4.110%	9/15/47	50	48
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C23	4.202%	9/15/47	50	48
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C24	3.914%	11/15/47	75	71
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C25	4.065%	11/15/47	50	48
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C26	3.800%	1/15/48	50	47
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C28	3.532%	10/15/48	50	47
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C30	4.226%	7/15/48	50	47
[2,4]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2013-C14	3.761%	8/15/46	7	7
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2013-C15	3.659%	11/15/45	1	1
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2014-C21	3.428%	8/15/47	8	8
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C27	3.017%	2/15/48	53	51
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C29	3.304%	5/15/48	25	25
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C30	3.559%	7/15/48	56	54
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C31	3.540%	8/15/48	28	27
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C32	3.358%	11/15/48	63	61
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2016-C1	3.316%	3/17/49	44	43
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.735%	2/15/47	30	29
[2]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C26	3.951%	1/15/48	50	46
[2]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2019-COR5	3.386%	6/13/52	200	179
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	400	374
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP6	3.490%	7/15/50	100	93
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2019-COR4	4.029%	3/10/52	100	92
[2]	JPMCC Commercial Mortgage Securities Trust Class AS Series 2017-JP6	3.744%	7/15/50	100	90
[2]	JPMCC Commercial Mortgage Securities Trust Class AS Series 2019-COR5	3.669%	6/13/52	25	21
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2016-C2	3.144%	6/15/49	75	70
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	225	211
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2019-COR6	3.057%	11/13/52	175	151
[2]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	75	69
[2]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2020-COR7	2.180%	5/13/53	50	40
[2]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2016-C2	3.484%	6/15/49	50	45
[2,4]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2017-C7	3.713%	10/15/50	50	45
[2]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2018-C8	4.421%	6/15/51	25	23
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2021-A	0.250%	1/16/24	32	32
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2021-B	0.400%	11/15/24	50	49
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2020-B	0.500%	6/15/26	10	10
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2021-A	0.320%	10/15/26	25	24
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2021-B	0.510%	3/15/27	25	24
[2]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2021-1	0.460%	6/15/26	75	71
[2]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2020-1	0.770%	10/15/26	10	9
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2017-C34	3.276%	11/15/52	125	114
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C11	4.295%	8/15/46	40	39
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C19	3.526%	12/15/47	75	72
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C20	3.249%	2/15/48	200	190
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C21	3.338%	3/15/48	100	95

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C22	3.306%	4/15/48	75	71
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C23	3.719%	7/15/50	125	118
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C24	3.732%	5/15/48	75	71
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C27	3.753%	12/15/47	75	71
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C28	3.544%	1/15/49	225	212
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	150	138
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C14	4.064%	2/15/47	73	72
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C16	3.892%	6/15/47	100	97
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	75	71
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C26	3.531%	10/15/48	75	71
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2016-C30	2.860%	9/15/49	200	182
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2016-C31	3.102%	11/15/49	250	228
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2017-C33	3.599%	5/15/50	150	139
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C7	3.214%	2/15/46	6	6
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2017-C33	3.852%	5/15/50	100	90
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2014-C16	3.477%	6/15/47	6	6
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2014-C19	3.326%	12/15/47	19	18
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C20	3.069%	2/15/48	17	16
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C22	3.040%	4/15/48	40	38
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C23	3.398%	7/15/50	23	23
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C25	3.383%	10/15/48	59	57
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C26	3.323%	10/15/48	40	39
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C27	3.557%	12/15/47	28	27
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2016-C28	3.288%	1/15/49	47	46
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C14	5.021%	2/15/47	100	97
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C16	4.315%	6/15/47	50	48
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C18	4.579%	10/15/47	50	47
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2015-C22	3.883%	4/15/48	50	46
[2]	Morgan Stanley Capital I Trust Class A3 Series 2016-UBS9	3.329%	3/15/49	25	24
[2]	Morgan Stanley Capital I Trust Class A3 Series 2019-L2	3.806%	3/15/52	50	46
[2]	Morgan Stanley Capital I Trust Class A3 Series 2020-L4	2.698%	2/15/53	175	147
[2]	Morgan Stanley Capital I Trust Class A4 Series 2015-UBS8	3.809%	12/15/48	75	71
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2	3.049%	11/15/49	100	91
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	200	181
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-UBS12	3.596%	12/15/49	200	185
[2]	Morgan Stanley Capital I Trust Class A4 Series 2017-HR2	3.587%	12/15/50	50	46
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-H6	3.417%	6/15/52	250	223
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-L2	4.071%	3/15/52	150	138
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-L3	3.127%	11/15/52	200	173
[2]	Morgan Stanley Capital I Trust Class A4 Series 2020-HR8	2.041%	7/15/53	65	52
[2,4]	Morgan Stanley Capital I Trust Class A4 Series 2021-L6	2.444%	6/15/54	75	60
[2]	Morgan Stanley Capital I Trust Class A5 Series 2017-H1	3.530%	6/15/50	150	138
[2]	Morgan Stanley Capital I Trust Class A5 Series 2021-L7	2.574%	10/15/54	150	121
[2,4]	Morgan Stanley Capital I Trust Class A5 Series 2022-L8	3.922%	4/15/55	150	134
[2]	Morgan Stanley Capital I Trust Class AS Series 2016-BNK2	3.282%	11/15/49	83	74
[2]	Morgan Stanley Capital I Trust Class AS Series 2019-H6	3.700%	6/15/52	25	22
[2]	Morgan Stanley Capital I Trust Class AS Series 2020-L4	2.880%	2/15/53	25	21
[2]	Nissan Auto Lease Trust Class A3 Series 2021-A	0.520%	8/15/24	100	98
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2020-B	0.550%	7/15/24	11	11
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2021-A	0.330%	10/15/25	100	96
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2022-A	1.860%	8/17/26	50	48
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2022-B	4.460%	5/17/27	75	74
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-C	1.950%	5/15/26	35	34
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2021-A	0.570%	9/15/27	50	45
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2022-A	2.070%	12/17/29	25	23
[2]	Santander Drive Auto Receivables Trust Class B Series 2021-2	0.590%	9/15/25	10	10
[2]	Santander Drive Auto Receivables Trust Class B Series 2021-4	0.880%	6/15/26	100	98
[2]	Santander Drive Auto Receivables Trust Class B Series 2022-1	2.360%	8/17/26	75	73
[2]	Santander Drive Auto Receivables Trust Class B Series 2022-2	3.440%	9/15/27	50	48
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-2	1.460%	9/15/25	6	6
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-3	1.120%	1/15/26	11	11
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-1	0.750%	2/17/26	41	40
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-3	0.950%	9/15/27	50	48

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-4	1.260%	2/16/27	50	48
[2]	Santander Drive Auto Receivables Trust Class C Series 2022-1	2.560%	4/17/28	25	24
[2]	Santander Drive Auto Receivables Trust Class C Series 2022-2	3.760%	7/16/29	50	48
[2]	Santander Drive Auto Receivables Trust Class D Series 2021-2	1.350%	7/15/27	60	56
[2]	Santander Drive Auto Receivables Trust Class D Series 2021-3	1.330%	9/15/27	50	47
[2]	Synchrony Card Funding LLC Class A Series 2022-A1	3.370%	4/15/28	200	193
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-A	0.260%	5/15/25	34	33
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-B	1.360%	8/15/24	3	3
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-C	0.440%	10/15/24	15	15
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-D	0.350%	1/15/25	36	35
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-B	0.260%	11/17/25	325	312
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-C	0.430%	1/15/26	125	119
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-D	0.710%	4/15/26	100	94
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2022-B	2.930%	9/15/26	75	73
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2022-C	3.760%	4/15/27	50	49
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	1.680%	5/15/25	50	49
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	0.390%	6/15/26	25	23
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-D	0.470%	1/15/26	25	24
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2021-B	0.530%	10/15/26	50	45
[2]	UBS Commercial Mortgage Trust Class A2 Series 2018-C13	4.208%	10/15/51	14	14
[2]	UBS Commercial Mortgage Trust Class A3 Series 2017-C4	3.301%	10/15/50	91	83
[2]	UBS Commercial Mortgage Trust Class A3 Series 2018-C8	3.720%	2/15/51	124	115
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C1	3.460%	6/15/50	100	92
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C2	3.487%	8/15/50	150	138
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C3	3.426%	8/15/50	175	160
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C4	3.563%	10/15/50	150	136
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	150	138
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C10	4.313%	5/15/51	175	165
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C13	4.334%	10/15/51	75	71
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C14	4.448%	12/15/51	225	212
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C15	4.341%	12/15/51	125	118
[2,4]	UBS Commercial Mortgage Trust Class A4 Series 2018-C9	4.117%	3/15/51	275	255
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C16	3.605%	4/15/52	100	90
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C17	2.921%	10/15/52	125	106
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C18	3.035%	12/15/52	75	64
[2]	UBS Commercial Mortgage Trust Class A5 Series 2017-C5	3.474%	11/15/50	100	91
[2,4]	UBS Commercial Mortgage Trust Class A5 Series 2018-C11	4.241%	6/15/51	125	118
[2]	UBS Commercial Mortgage Trust Class A5 Series 2018-C12	4.296%	8/15/51	100	94
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	UBS Commercial Mortgage Trust Class AS Series 2017-C1	3.724%	6/15/50	50	44
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C2	3.740%	8/15/50	50	45
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C3	3.739%	8/15/50	75	67
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C4	3.836%	10/15/50	62	56
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C7	4.061%	12/15/50	100	90
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2018-C8	4.215%	2/15/51	75	69
[2]	UBS Commercial Mortgage Trust Class AS Series 2019-C16	3.887%	4/15/52	25	22
[2]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2013-C6	3.244%	4/10/46	111	111
[2]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2013-C6	3.469%	4/10/46	25	25
[2]	Verizon Master Trust Class A Series 2021-1	0.500%	5/20/27	550	517
[2]	Verizon Master Trust Class A Series 2021-2	0.990%	4/20/28	350	326
[2]	Verizon Master Trust Class A Series 2022-2	1.530%	7/20/28	150	140
[2]	Verizon Master Trust Class A Series 2022-4	3.400%	11/20/28	200	194
[2]	Verizon Master Trust Class A Series 2022-6	3.670%	1/22/29	100	97
[2]	Verizon Owner Trust Class A Series 2020-C	0.410%	4/21/25	172	169
[2]	Volkswagen Auto Loan Enhanced Trust Class A3 Series 2021-1	1.020%	6/22/26	125	119
[2]	Wells Fargo Commercial Mortgage Trust Class A2 Series 2015-NXS1	2.632%	5/15/48	1	1
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-BNK1	2.652%	8/15/49	150	135
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-C36	2.807%	11/15/59	44	40
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2017-C40	3.317%	10/15/50	100	91
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C26	3.166%	2/15/48	75	71
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C27	3.190%	2/15/48	158	151
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C28	3.540%	5/15/48	175	166
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C29	3.637%	6/15/48	175	166
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C30	3.664%	9/15/58	50	47
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-LC22	3.839%	9/15/58	75	71
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-P2	3.809%	12/15/48	50	48
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-SG1	3.789%	9/15/48	204	195
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C33	3.426%	3/15/59	325	305
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C34	3.096%	6/15/49	75	69
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-LC24	2.942%	10/15/49	162	148
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	150	139
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C41	3.472%	11/15/50	250	230
[2,4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C43	4.012%	3/15/51	275	258
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C45	4.184%	6/15/51	200	189
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	75	71
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/61	150	143

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C51	3.311%	6/15/52	200	177
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C53	3.040%	10/15/52	200	174
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C54	3.146%	12/15/52	100	87
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2020-C58	2.092%	7/15/53	50	40
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC16	3.817%	8/15/50	75	73
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC18	3.405%	12/15/47	125	119
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2015-LC20	3.184%	4/15/50	276	261
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2015-NXS1	3.148%	5/15/48	50	47
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2016-C37	3.794%	12/15/49	100	94
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2017-C38	3.453%	7/15/50	192	177
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2017-C39	3.418%	9/15/50	175	161
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2018-C44	4.212%	5/15/51	175	166
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2019-C52	2.892%	8/15/52	270	234
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2020-C55	2.725%	2/15/53	165	140
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2020-C56	2.448%	6/15/53	50	41
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2021-C59	2.626%	4/15/54	100	82
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC18	3.808%	12/15/47	75	71
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C26	3.580%	2/15/48	50	47
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C28	3.872%	5/15/48	31	29
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-LC22	4.207%	9/15/58	75	70
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C38	3.665%	7/15/50	54	48
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C39	3.702%	9/15/50	100	90
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C40	3.854%	10/15/50	25	22
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2018-C43	4.152%	3/15/51	50	46
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2019-C52	3.143%	8/15/52	100	85
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-C26	2.991%	2/15/48	54	52
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-C29	3.400%	6/15/48	57	56
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-LC20	2.978%	4/15/50	12	12
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-LC22	3.571%	9/15/58	26	26
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-NXS1	2.934%	5/15/48	16	15
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-P2	3.656%	12/15/48	61	59
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2016-C32	3.324%	1/15/59	36	35
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2016-LC24	2.825%	10/15/49	70	67
[2]	Wells Fargo Commercial Mortgage Trust Class B Series 2015-LC20	3.719%	4/15/50	50	46
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2014-C24	3.428%	11/15/47	25	24
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C13	3.001%	5/15/45	76	76
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C17	4.023%	12/15/46	25	25
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C21	3.410%	8/15/47	52	50
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C16	4.415%	9/15/46	30	30
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C19	4.101%	3/15/47	50	49
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C20	3.995%	5/15/47	25	24
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C21	3.678%	8/15/47	75	72
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C22	3.752%	9/15/57	150	144
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C23	3.917%	10/15/57	50	48
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C24	3.607%	11/15/47	65	62
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C25	3.631%	11/15/47	50	48
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-LC14	4.045%	3/15/47	140	137
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C12	3.560%	3/15/48	8	8
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C13	3.345%	5/15/45	15	15
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C14	3.488%	6/15/46	75	73
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C15	4.358%	8/15/46	20	19
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C16	4.668%	9/15/46	50	49
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C17	4.255%	12/15/46	25	25
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C20	4.176%	5/15/47	25	24
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2014-LC14	4.351%	3/15/47	60	58
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C15	3.720%	8/15/46	1	1
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C16	3.963%	9/15/46	3	3
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C17	3.558%	12/15/46	4	4
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C19	3.618%	3/15/47	6	6
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C20	3.638%	5/15/47	6	6
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C23	3.636%	10/15/57	26	26
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-LC14	3.522%	3/15/47	11	11
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2013-C17	4.788%	12/15/46	25	24
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C19	4.723%	3/15/47	25	24
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C22	4.371%	9/15/57	25	24
[2]	World Omni Auto Receivables Trust Class A3 Series 2019-C	1.960%	12/16/24	23	23
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-B	0.630%	5/15/25	22	21
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-C	0.480%	11/17/25	31	30
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-A	0.300%	1/15/26	38	36
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-B	0.420%	6/15/26	75	72
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-C	0.440%	8/17/26	100	96
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-D	0.810%	10/15/26	100	95
[2]	World Omni Auto Receivables Trust Class A3 Series 2022-A	1.660%	5/17/27	50	48
[2]	World Omni Auto Receivables Trust Class A3 Series 2022-B	3.250%	7/15/27	75	72

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	World Omni Auto Receivables Trust Class A3 Series 2022-C	3.660%	10/15/27	50	48
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-B	0.820%	1/15/26	10	9
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-C	0.610%	10/15/26	25	23
[2]	World Omni Automobile Lease Securitization Trust Class A3 Series 2021-A	0.420%	8/15/24	50	49
[2]	World Omni Automobile Lease Securitization Trust Class A4 Series 2020-B	0.520%	2/17/26	25	25
[2]	World Omni Select Auto Trust Class A3 Series 2020-A	0.550%	7/15/25	7	7
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $115,551)					103,699
Corporate Bonds (27.0%)
Communications (2.3%)
	Activision Blizzard Inc.	3.400%	9/15/26	160	152
	Activision Blizzard Inc.	1.350%	9/15/30	150	117
	Activision Blizzard Inc.	4.500%	6/15/47	200	175
	Activision Blizzard Inc.	2.500%	9/15/50	300	185
	Alphabet Inc.	0.450%	8/15/25	500	451
	Alphabet Inc.	0.800%	8/15/27	500	429
	Alphabet Inc.	1.100%	8/15/30	500	393
	Alphabet Inc.	1.900%	8/15/40	200	133
	Alphabet Inc.	2.250%	8/15/60	500	284
	America Movil SAB de CV	3.625%	4/22/29	200	182
	America Movil SAB de CV	2.875%	5/7/30	200	171
	America Movil SAB de CV	4.700%	7/21/32	250	239
	America Movil SAB de CV	6.375%	3/1/35	300	320
	America Movil SAB de CV	6.125%	11/15/37	150	157
	America Movil SAB de CV	6.125%	3/30/40	200	207
	America Movil SAB de CV	4.375%	7/16/42	250	215
	America Movil SAB de CV	4.375%	4/22/49	200	171
	AT&T Inc.	0.900%	3/25/24	500	475
	AT&T Inc.	1.700%	3/25/26	500	451
	AT&T Inc.	3.800%	2/15/27	700	667
	AT&T Inc.	2.300%	6/1/27	450	401
	AT&T Inc.	1.650%	2/1/28	500	423
	AT&T Inc.	4.100%	2/15/28	402	383
	AT&T Inc.	4.350%	3/1/29	650	619
	AT&T Inc.	4.300%	2/15/30	460	433
	AT&T Inc.	2.750%	6/1/31	450	374
	AT&T Inc.	2.250%	2/1/32	600	470
	AT&T Inc.	2.550%	12/1/33	472	363
	AT&T Inc.	4.500%	5/15/35	200	182
	AT&T Inc.	4.900%	8/15/37	300	276
	AT&T Inc.	4.850%	3/1/39	480	430
	AT&T Inc.	3.500%	6/1/41	500	373
	AT&T Inc.	4.300%	12/15/42	271	223
	AT&T Inc.	4.750%	5/15/46	350	299
	AT&T Inc.	5.150%	11/15/46	736	664
	AT&T Inc.	4.500%	3/9/48	400	326
	AT&T Inc.	3.650%	6/1/51	600	424
	AT&T Inc.	3.500%	9/15/53	1,458	992
	AT&T Inc.	3.550%	9/15/55	1,550	1,047
	AT&T Inc.	3.800%	12/1/57	787	545
	AT&T Inc.	3.650%	9/15/59	629	426
	AT&T Inc.	3.850%	6/1/60	300	209
	Baidu Inc.	4.375%	5/14/24	200	197
	Baidu Inc.	3.075%	4/7/25	200	188
	Baidu Inc.	3.625%	7/6/27	200	184
	Baidu Inc.	3.425%	4/7/30	200	174
	Baidu Inc.	2.375%	8/23/31	200	156
	Bell Telephone Co. of Canada or Bell Canada	3.200%	2/15/52	100	67
	Booking Holdings Inc.	3.650%	3/15/25	100	97
	Booking Holdings Inc.	3.600%	6/1/26	225	216
	Booking Holdings Inc.	3.550%	3/15/28	100	93
	Booking Holdings Inc.	4.625%	4/13/30	300	290
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
British Telecommunications plc	9.625%	12/15/30	516	616
Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	175	173
Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	850	834
Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	230	208
Charter Communications Operating LLC / Charter Communications Operating Capital	2.250%	1/15/29	250	201
Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	225	212
Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/31	330	257
Charter Communications Operating LLC / Charter Communications Operating Capital	4.400%	4/1/33	200	171
Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/35	175	171
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	4/1/38	350	294
Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	6/1/41	500	329
Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	3/1/42	250	162
Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	450	408
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	450	355
Charter Communications Operating LLC / Charter Communications Operating Capital	5.750%	4/1/48	400	329
Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	375	286
Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	650	476
Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	400	243
Charter Communications Operating LLC / Charter Communications Operating Capital	3.900%	6/1/52	500	315
Charter Communications Operating LLC / Charter Communications Operating Capital	5.250%	4/1/53	300	234

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Charter Communications Operating LLC / Charter Communications Operating Capital	6.834%	10/23/55	75	69
Charter Communications Operating LLC / Charter Communications Operating Capital	3.850%	4/1/61	500	289
Charter Communications Operating LLC / Charter Communications Operating Capital	4.400%	12/1/61	200	128
Charter Communications Operating LLC / Charter Communications Operating Capital	3.950%	6/30/62	250	148
Charter Communications Operating LLC / Charter Communications Operating Capital	5.500%	4/1/63	200	154
Comcast Corp.	3.375%	2/15/25	264	256
Comcast Corp.	3.375%	8/15/25	500	482
Comcast Corp.	3.950%	10/15/25	625	612
Comcast Corp.	3.150%	3/1/26	400	381
Comcast Corp.	2.350%	1/15/27	495	450
Comcast Corp.	3.300%	2/1/27	400	378
Comcast Corp.	3.300%	4/1/27	150	141
Comcast Corp.	3.150%	2/15/28	325	300
Comcast Corp.	4.150%	10/15/28	950	913
Comcast Corp.	4.250%	10/15/30	350	336
Comcast Corp.	1.950%	1/15/31	500	403
Comcast Corp.	1.500%	2/15/31	500	389
Comcast Corp.	4.250%	1/15/33	275	259
Comcast Corp.	4.200%	8/15/34	175	162
Comcast Corp.	5.650%	6/15/35	1,065	1,114
Comcast Corp.	4.400%	8/15/35	150	139
Comcast Corp.	3.200%	7/15/36	225	182
Comcast Corp.	6.450%	3/15/37	175	192
Comcast Corp.	4.600%	10/15/38	550	508
Comcast Corp.	3.250%	11/1/39	250	195
Comcast Corp.	3.750%	4/1/40	300	248
Comcast Corp.	4.650%	7/15/42	370	334
Comcast Corp.	3.400%	7/15/46	200	147
Comcast Corp.	3.969%	11/1/47	1,086	871
Comcast Corp.	4.000%	3/1/48	200	161
Comcast Corp.	4.700%	10/15/48	38	34
Comcast Corp.	3.999%	11/1/49	268	213
Comcast Corp.	3.450%	2/1/50	400	292
Comcast Corp.	2.800%	1/15/51	300	191
Comcast Corp.	2.887%	11/1/51	882	571
Comcast Corp.	2.937%	11/1/56	853	535
Comcast Corp.	4.950%	10/15/58	238	217
Comcast Corp.	2.987%	11/1/63	847	516
Deutsche Telekom International Finance BV	8.750%	6/15/30	775	914
Discovery Communications LLC	3.800%	3/13/24	100	98
Discovery Communications LLC	3.900%	11/15/24	150	145
Discovery Communications LLC	3.950%	6/15/25	303	289
Discovery Communications LLC	3.950%	3/20/28	400	355
Discovery Communications LLC	5.000%	9/20/37	325	262
Discovery Communications LLC	6.350%	6/1/40	150	136
Discovery Communications LLC	4.875%	4/1/43	300	222
Discovery Communications LLC	5.200%	9/20/47	225	168
Discovery Communications LLC	5.300%	5/15/49	75	57
Discovery Communications LLC	4.650%	5/15/50	200	138
Discovery Communications LLC	4.000%	9/15/55	269	162
Electronic Arts Inc.	4.800%	3/1/26	100	100
Expedia Group Inc.	5.000%	2/15/26	150	148
Expedia Group Inc.	4.625%	8/1/27	150	144
Expedia Group Inc.	3.250%	2/15/30	250	212
Expedia Group Inc.	2.950%	3/15/31	81	65
Fox Corp.	4.030%	1/25/24	250	247
Fox Corp.	3.050%	4/7/25	100	96
Fox Corp.	4.709%	1/25/29	375	363
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fox Corp.	3.500%	4/8/30	150	133
	Fox Corp.	5.476%	1/25/39	250	227
	Fox Corp.	5.576%	1/25/49	325	291
	Grupo Televisa SAB	4.625%	1/30/26	100	98
	Grupo Televisa SAB	6.625%	1/15/40	125	129
	Grupo Televisa SAB	5.000%	5/13/45	225	193
	Grupo Televisa SAB	5.250%	5/24/49	200	177
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	210	206
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	100	96
	Interpublic Group of Cos. Inc.	4.750%	3/30/30	100	94
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	175	161
	Koninklijke KPN NV	8.375%	10/1/30	125	140
[5]	Magallanes Inc.	3.428%	3/15/24	300	291
[5]	Magallanes Inc.	3.638%	3/15/25	300	285
[5]	Magallanes Inc.	3.755%	3/15/27	800	722
[5]	Magallanes Inc.	4.279%	3/15/32	1,000	825
[5]	Magallanes Inc.	5.050%	3/15/42	900	692
[5]	Magallanes Inc.	5.141%	3/15/52	1,400	1,028
[5]	Magallanes Inc.	5.391%	3/15/62	600	440
	Meta Platforms Inc.	3.500%	8/15/27	200	186
	Meta Platforms Inc.	3.850%	8/15/32	200	176
	Meta Platforms Inc.	4.450%	8/15/52	200	159
	Meta Platforms Inc.	4.650%	8/15/62	200	160
	NBCUniversal Media LLC	4.450%	1/15/43	225	197
	Omnicom Group Inc.	2.450%	4/30/30	150	124
	Omnicom Group Inc.	4.200%	6/1/30	100	93
	Omnicom Group Inc.	2.600%	8/1/31	200	164
	Omnicom Group Inc. / Omnicom Capital Inc.	3.650%	11/1/24	150	147
	Omnicom Group Inc. / Omnicom Capital Inc.	3.600%	4/15/26	250	240
	Orange SA	9.000%	3/1/31	550	673
	Orange SA	5.375%	1/13/42	325	315
	Orange SA	5.500%	2/6/44	200	197
	Paramount Global Inc.	4.750%	5/15/25	134	132
	Paramount Global Inc.	4.000%	1/15/26	400	384
	Paramount Global Inc.	2.900%	1/15/27	279	250
	Paramount Global Inc.	3.375%	2/15/28	100	89
	Paramount Global Inc.	3.700%	6/1/28	100	89
	Paramount Global Inc.	4.950%	1/15/31	250	223
	Paramount Global Inc.	4.200%	5/19/32	200	164
	Paramount Global Inc.	5.500%	5/15/33	75	67
	Paramount Global Inc.	6.875%	4/30/36	240	233
	Paramount Global Inc.	5.900%	10/15/40	225	197
	Paramount Global Inc.	4.850%	7/1/42	225	167
	Paramount Global Inc.	4.375%	3/15/43	406	281
	Paramount Global Inc.	5.850%	9/1/43	225	187
	Paramount Global Inc.	4.900%	8/15/44	100	73
	Paramount Global Inc.	4.950%	5/19/50	250	183
	Rogers Communications Inc.	3.625%	12/15/25	125	120
	Rogers Communications Inc.	2.900%	11/15/26	100	91
[5]	Rogers Communications Inc.	3.200%	3/15/27	200	185
[5]	Rogers Communications Inc.	3.800%	3/15/32	400	345
[5]	Rogers Communications Inc.	4.500%	3/15/42	200	162
	Rogers Communications Inc.	4.500%	3/15/43	265	211
	Rogers Communications Inc.	5.000%	3/15/44	190	162
	Rogers Communications Inc.	4.350%	5/1/49	250	190
	Rogers Communications Inc.	3.700%	11/15/49	150	102
[5]	Rogers Communications Inc.	4.550%	3/15/52	400	312
	Take-Two Interactive Software Inc.	3.300%	3/28/24	200	195
	Take-Two Interactive Software Inc.	3.550%	4/14/25	200	193
	Take-Two Interactive Software Inc.	3.700%	4/14/27	200	188
	Telefonica Emisiones SA	4.103%	3/8/27	250	237
	Telefonica Emisiones SA	7.045%	6/20/36	475	491
	Telefonica Emisiones SA	4.665%	3/6/38	200	159
	Telefonica Emisiones SA	5.213%	3/8/47	550	444
	Telefonica Emisiones SA	4.895%	3/6/48	250	193
	Telefonica Europe BV	8.250%	9/15/30	250	279
	TELUS Corp.	2.800%	2/16/27	100	92
	TELUS Corp.	3.400%	5/13/32	100	85
	TELUS Corp.	4.300%	6/15/49	200	164

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Tencent Music Entertainment Group	2.000%	9/3/30	200	151
Time Warner Cable Enterprises LLC	8.375%	7/15/33	200	223
Time Warner Cable LLC	6.550%	5/1/37	200	190
Time Warner Cable LLC	7.300%	7/1/38	50	50
Time Warner Cable LLC	6.750%	6/15/39	400	381
Time Warner Cable LLC	5.875%	11/15/40	425	370
Time Warner Cable LLC	5.500%	9/1/41	250	209
Time Warner Cable LLC	4.500%	9/15/42	250	184
T-Mobile USA Inc.	3.500%	4/15/25	600	578
T-Mobile USA Inc.	1.500%	2/15/26	200	179
T-Mobile USA Inc.	2.250%	2/15/26	17	15
T-Mobile USA Inc.	2.625%	4/15/26	104	95
T-Mobile USA Inc.	3.750%	4/15/27	800	754
T-Mobile USA Inc.	5.375%	4/15/27	70	71
T-Mobile USA Inc.	4.750%	2/1/28	200	195
T-Mobile USA Inc.	2.050%	2/15/28	250	215
T-Mobile USA Inc.	2.625%	2/15/29	140	119
T-Mobile USA Inc.	2.400%	3/15/29	100	84
T-Mobile USA Inc.	3.375%	4/15/29	110	97
T-Mobile USA Inc.	3.875%	4/15/30	1,520	1,380
T-Mobile USA Inc.	2.550%	2/15/31	900	733
T-Mobile USA Inc.	2.875%	2/15/31	186	154
T-Mobile USA Inc.	3.500%	4/15/31	395	342
T-Mobile USA Inc.	2.250%	11/15/31	500	393
T-Mobile USA Inc.	2.700%	3/15/32	200	162
T-Mobile USA Inc.	4.375%	4/15/40	400	343
T-Mobile USA Inc.	3.000%	2/15/41	155	109
T-Mobile USA Inc.	4.500%	4/15/50	600	495
T-Mobile USA Inc.	3.300%	2/15/51	1,000	667
T-Mobile USA Inc.	3.400%	10/15/52	575	390
T-Mobile USA Inc.	3.600%	11/15/60	200	132
TWDC Enterprises 18 Corp.	3.000%	2/13/26	300	284
TWDC Enterprises 18 Corp.	1.850%	7/30/26	170	154
TWDC Enterprises 18 Corp.	4.375%	8/16/41	75	66
TWDC Enterprises 18 Corp.	4.125%	12/1/41	205	177
TWDC Enterprises 18 Corp.	3.700%	12/1/42	125	101
TWDC Enterprises 18 Corp.	4.125%	6/1/44	200	173
TWDC Enterprises 18 Corp.	3.000%	7/30/46	300	211
Verisign Inc.	2.700%	6/15/31	200	164
Verizon Communications Inc.	3.376%	2/15/25	250	242
Verizon Communications Inc.	0.850%	11/20/25	500	447
Verizon Communications Inc.	1.450%	3/20/26	500	449
Verizon Communications Inc.	2.625%	8/15/26	475	439
Verizon Communications Inc.	4.125%	3/16/27	700	682
Verizon Communications Inc.	3.000%	3/22/27	150	139
Verizon Communications Inc.	2.100%	3/22/28	600	520
Verizon Communications Inc.	4.329%	9/21/28	829	798
Verizon Communications Inc.	4.016%	12/3/29	727	680
Verizon Communications Inc.	3.150%	3/22/30	310	273
Verizon Communications Inc.	1.680%	10/30/30	527	410
Verizon Communications Inc.	1.750%	1/20/31	500	387
Verizon Communications Inc.	2.550%	3/21/31	800	658
Verizon Communications Inc.	2.355%	3/15/32	933	740
Verizon Communications Inc.	4.500%	8/10/33	575	539
Verizon Communications Inc.	4.400%	11/1/34	725	667
Verizon Communications Inc.	4.272%	1/15/36	256	229
Verizon Communications Inc.	5.250%	3/16/37	300	296
Verizon Communications Inc.	4.812%	3/15/39	350	322
Verizon Communications Inc.	2.650%	11/20/40	700	473
Verizon Communications Inc.	3.400%	3/22/41	600	452
Verizon Communications Inc.	2.850%	9/3/41	200	138
Verizon Communications Inc.	4.750%	11/1/41	200	182
Verizon Communications Inc.	4.125%	8/15/46	250	201
Verizon Communications Inc.	4.862%	8/21/46	639	579
Verizon Communications Inc.	4.522%	9/15/48	747	639
Verizon Communications Inc.	4.000%	3/22/50	250	196
Verizon Communications Inc.	2.875%	11/20/50	500	315
Verizon Communications Inc.	3.550%	3/22/51	900	644
Verizon Communications Inc.	2.987%	10/30/56	900	552
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Verizon Communications Inc.	3.000%	11/20/60	500	300
	Verizon Communications Inc.	3.700%	3/22/61	700	491
	Vodafone Group plc	3.750%	1/16/24	325	321
	Vodafone Group plc	7.875%	2/15/30	150	169
	Vodafone Group plc	6.250%	11/30/32	100	105
	Vodafone Group plc	6.150%	2/27/37	200	202
	Vodafone Group plc	5.000%	5/30/38	325	299
	Vodafone Group plc	4.375%	2/19/43	275	219
	Vodafone Group plc	4.875%	6/19/49	350	294
	Vodafone Group plc	4.250%	9/17/50	300	232
	Vodafone Group plc	5.125%	6/19/59	100	86
	Walt Disney Co.	3.350%	3/24/25	345	334
	Walt Disney Co.	3.700%	10/15/25	125	121
	Walt Disney Co.	1.750%	1/13/26	300	275
	Walt Disney Co.	2.200%	1/13/28	200	178
	Walt Disney Co.	2.000%	9/1/29	400	336
	Walt Disney Co.	3.800%	3/22/30	240	223
	Walt Disney Co.	2.650%	1/13/31	700	598
	Walt Disney Co.	6.200%	12/15/34	400	436
	Walt Disney Co.	6.400%	12/15/35	165	180
	Walt Disney Co.	6.650%	11/15/37	200	225
	Walt Disney Co.	4.625%	3/23/40	75	70
	Walt Disney Co.	3.500%	5/13/40	400	323
	Walt Disney Co.	5.400%	10/1/43	100	100
	Walt Disney Co.	4.750%	9/15/44	175	161
	Walt Disney Co.	2.750%	9/1/49	275	182
	Walt Disney Co.	4.700%	3/23/50	395	365
	Walt Disney Co.	3.600%	1/13/51	400	307
	Walt Disney Co.	3.800%	5/13/60	300	230
[5]	Warnermedia Holdings Inc.	4.054%	3/15/29	300	260
	Weibo Corp.	3.500%	7/5/24	200	194
	Weibo Corp.	3.375%	7/8/30	200	154
	WPP Finance 2010	3.750%	9/19/24	200	194
					89,243
Consumer Discretionary (1.6%)
	Advance Auto Parts Inc.	3.900%	4/15/30	250	220
	Alibaba Group Holding Ltd.	3.600%	11/28/24	400	387
	Alibaba Group Holding Ltd.	3.400%	12/6/27	400	369
	Alibaba Group Holding Ltd.	2.125%	2/9/31	300	238
	Alibaba Group Holding Ltd.	4.500%	11/28/34	280	250
	Alibaba Group Holding Ltd.	4.000%	12/6/37	200	163
	Alibaba Group Holding Ltd.	4.200%	12/6/47	225	173
	Alibaba Group Holding Ltd.	3.150%	2/9/51	200	125
	Alibaba Group Holding Ltd.	4.400%	12/6/57	100	77
	Alibaba Group Holding Ltd.	3.250%	2/9/61	300	181
	Amazon.com Inc.	0.450%	5/12/24	500	472
	Amazon.com Inc.	2.800%	8/22/24	250	242
	Amazon.com Inc.	3.800%	12/5/24	120	118
	Amazon.com Inc.	3.000%	4/13/25	200	193
	Amazon.com Inc.	0.800%	6/3/25	285	260
	Amazon.com Inc.	5.200%	12/3/25	225	229
	Amazon.com Inc.	1.000%	5/12/26	600	532
	Amazon.com Inc.	3.300%	4/13/27	600	570
	Amazon.com Inc.	1.200%	6/3/27	285	247
	Amazon.com Inc.	3.150%	8/22/27	725	683
	Amazon.com Inc.	4.550%	12/1/27	500	499
	Amazon.com Inc.	1.650%	5/12/28	500	430
	Amazon.com Inc.	3.450%	4/13/29	400	374
	Amazon.com Inc.	1.500%	6/3/30	405	325
	Amazon.com Inc.	2.100%	5/12/31	500	409
	Amazon.com Inc.	3.600%	4/13/32	500	459
	Amazon.com Inc.	4.700%	12/1/32	500	497
	Amazon.com Inc.	4.800%	12/5/34	225	225
	Amazon.com Inc.	3.875%	8/22/37	600	532
	Amazon.com Inc.	2.875%	5/12/41	500	373
	Amazon.com Inc.	4.050%	8/22/47	600	519
	Amazon.com Inc.	2.500%	6/3/50	800	508
	Amazon.com Inc.	3.100%	5/12/51	700	502
	Amazon.com Inc.	3.950%	4/13/52	400	335
	Amazon.com Inc.	2.700%	6/3/60	400	243
	Amazon.com Inc.	3.250%	5/12/61	200	139

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Amazon.com Inc.	4.100%	4/13/62	400	331
	American Honda Finance Corp.	2.900%	2/16/24	150	146
	American Honda Finance Corp.	0.550%	7/12/24	500	468
	American Honda Finance Corp.	2.150%	9/10/24	125	119
	American Honda Finance Corp.	1.200%	7/8/25	200	183
	American Honda Finance Corp.	2.350%	1/8/27	100	91
	American Honda Finance Corp.	2.000%	3/24/28	100	86
	American Honda Finance Corp.	2.250%	1/12/29	100	86
	American Honda Finance Corp.	1.800%	1/13/31	300	238
[2]	American University	3.672%	4/1/49	110	85
	Aptiv plc	4.350%	3/15/29	50	47
	Aptiv plc	4.400%	10/1/46	50	38
	Aptiv plc	5.400%	3/15/49	50	43
	Aptiv plc	3.100%	12/1/51	250	148
	Aptiv plc / Aptiv Corp.	3.250%	3/1/32	200	164
	Aptiv plc / Aptiv Corp.	4.150%	5/1/52	200	145
	AutoNation Inc.	3.500%	11/15/24	205	196
	AutoNation Inc.	4.500%	10/1/25	150	146
	AutoNation Inc.	3.800%	11/15/27	75	68
	AutoNation Inc.	3.850%	3/1/32	250	200
	AutoZone Inc.	3.125%	4/18/24	130	127
	AutoZone Inc.	3.250%	4/15/25	132	127
	AutoZone Inc.	3.750%	6/1/27	100	95
	AutoZone Inc.	3.750%	4/18/29	100	93
	AutoZone Inc.	4.000%	4/15/30	250	231
	AutoZone Inc.	1.650%	1/15/31	200	155
	AutoZone Inc.	4.750%	8/1/32	200	194
	Best Buy Co. Inc.	4.450%	10/1/28	200	193
	BorgWarner Inc.	3.375%	3/15/25	75	72
	BorgWarner Inc.	2.650%	7/1/27	200	178
	BorgWarner Inc.	4.375%	3/15/45	100	77
	Brunswick Corp.	0.850%	8/18/24	200	185
	California Endowment	2.498%	4/1/51	50	31
	California Institute of Technology	4.321%	8/1/45	70	61
	California Institute of Technology	4.700%	11/1/11	50	41
	California Institute of Technology	3.650%	9/1/19	100	64
	Claremont Mckenna College	3.775%	1/1/22	150	96
	Daimler Finance North America LLC	8.500%	1/18/31	250	308
	Darden Restaurants Inc.	3.850%	5/1/27	200	190
	Darden Restaurants Inc.	4.550%	2/15/48	50	39
	Dick's Sporting Goods Inc.	3.150%	1/15/32	200	157
	Dick's Sporting Goods Inc.	4.100%	1/15/52	100	65
	DR Horton Inc.	2.500%	10/15/24	100	95
[2]	Duke University	2.682%	10/1/44	100	72
[2]	Duke University	2.832%	10/1/55	125	84
	eBay Inc.	3.450%	8/1/24	125	122
	eBay Inc.	1.900%	3/11/25	180	168
	eBay Inc.	1.400%	5/10/26	200	177
	eBay Inc.	3.600%	6/5/27	300	283
	eBay Inc.	2.700%	3/11/30	200	170
	eBay Inc.	2.600%	5/10/31	200	165
	eBay Inc.	4.000%	7/15/42	200	159
	eBay Inc.	3.650%	5/10/51	200	144
	Emory University	2.143%	9/1/30	150	124
	Emory University	2.969%	9/1/50	50	34
	Ford Foundation	2.415%	6/1/50	60	38
	Ford Foundation	2.815%	6/1/70	150	89
	Fortune Brands Innovations Inc.	4.000%	6/15/25	233	227
	Fortune Brands Innovations Inc.	3.250%	9/15/29	50	43
	General Motors Co.	6.125%	10/1/25	600	612
	General Motors Co.	6.800%	10/1/27	100	104
	General Motors Co.	5.600%	10/15/32	200	186
	General Motors Co.	5.000%	4/1/35	165	142
	General Motors Co.	6.600%	4/1/36	250	245
	General Motors Co.	5.150%	4/1/38	225	195
	General Motors Co.	6.250%	10/2/43	210	195
	General Motors Co.	5.200%	4/1/45	230	188
	General Motors Co.	5.400%	4/1/48	200	165
	General Motors Co.	5.950%	4/1/49	175	153
	General Motors Financial Co. Inc.	1.050%	3/8/24	200	190
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Motors Financial Co. Inc.	3.950%	4/13/24	400	392
	General Motors Financial Co. Inc.	1.200%	10/15/24	200	185
	General Motors Financial Co. Inc.	3.500%	11/7/24	200	193
	General Motors Financial Co. Inc.	2.900%	2/26/25	958	909
	General Motors Financial Co. Inc.	3.800%	4/7/25	250	241
	General Motors Financial Co. Inc.	4.350%	4/9/25	325	317
	General Motors Financial Co. Inc.	2.750%	6/20/25	150	140
	General Motors Financial Co. Inc.	5.250%	3/1/26	150	148
	General Motors Financial Co. Inc.	1.500%	6/10/26	200	174
	General Motors Financial Co. Inc.	4.350%	1/17/27	325	309
	General Motors Financial Co. Inc.	5.000%	4/9/27	250	242
	General Motors Financial Co. Inc.	2.700%	8/20/27	500	437
	General Motors Financial Co. Inc.	2.400%	4/10/28	200	169
	General Motors Financial Co. Inc.	2.400%	10/15/28	200	166
	General Motors Financial Co. Inc.	4.300%	4/6/29	500	449
	General Motors Financial Co. Inc.	3.600%	6/21/30	700	589
	General Motors Financial Co. Inc.	2.350%	1/8/31	300	227
	General Motors Financial Co. Inc.	2.700%	6/10/31	200	154
	George Washington University	4.126%	9/15/48	300	251
	Georgetown University	4.315%	4/1/49	68	56
	Georgetown University	2.943%	4/1/50	100	64
	Georgetown University	5.215%	10/1/18	59	52
	Harley-Davidson Inc.	3.500%	7/28/25	100	95
	Harley-Davidson Inc.	4.625%	7/28/45	125	98
	Hasbro Inc.	3.900%	11/19/29	350	311
	Hasbro Inc.	6.350%	3/15/40	125	122
	Hasbro Inc.	5.100%	5/15/44	50	42
	Home Depot Inc.	3.750%	2/15/24	200	198
	Home Depot Inc.	2.700%	4/15/25	200	192
	Home Depot Inc.	2.500%	4/15/27	395	363
	Home Depot Inc.	2.800%	9/14/27	200	186
	Home Depot Inc.	2.950%	6/15/29	600	543
	Home Depot Inc.	2.700%	4/15/30	445	389
	Home Depot Inc.	1.375%	3/15/31	500	387
	Home Depot Inc.	1.875%	9/15/31	200	160
	Home Depot Inc.	3.250%	4/15/32	200	178
	Home Depot Inc.	4.500%	9/15/32	200	196
	Home Depot Inc.	5.875%	12/16/36	825	883
	Home Depot Inc.	3.300%	4/15/40	295	235
	Home Depot Inc.	5.950%	4/1/41	175	190
	Home Depot Inc.	4.200%	4/1/43	200	175
	Home Depot Inc.	4.875%	2/15/44	300	288
	Home Depot Inc.	4.400%	3/15/45	100	89
	Home Depot Inc.	4.250%	4/1/46	330	287
	Home Depot Inc.	3.900%	6/15/47	250	207
	Home Depot Inc.	4.500%	12/6/48	225	206
	Home Depot Inc.	3.350%	4/15/50	375	279
	Home Depot Inc.	2.375%	3/15/51	200	121
	Home Depot Inc.	2.750%	9/15/51	300	199
	Home Depot Inc.	3.625%	4/15/52	500	391
	Home Depot Inc.	4.950%	9/15/52	250	242
	Honda Motor Co. Ltd.	2.534%	3/10/27	200	183
	Honda Motor Co. Ltd.	2.967%	3/10/32	200	172
	Howard University	5.209%	10/1/52	50	39
	Hyatt Hotels Corp.	1.800%	10/1/24	200	187
	Hyatt Hotels Corp.	4.850%	3/15/26	200	196
	Hyatt Hotels Corp.	4.375%	9/15/28	75	69
	Hyatt Hotels Corp.	6.000%	4/23/30	200	195
	JD.com Inc.	3.875%	4/29/26	200	190
	JD.com Inc.	3.375%	1/14/30	200	175
[2]	Johns Hopkins University	4.083%	7/1/53	75	63
	Johns Hopkins University	4.705%	7/1/32	75	75
	Lear Corp.	3.800%	9/15/27	41	38
	Lear Corp.	4.250%	5/15/29	150	135
	Lear Corp.	3.500%	5/30/30	100	84
	Lear Corp.	5.250%	5/15/49	125	103
	Leggett & Platt Inc.	3.800%	11/15/24	100	97
	Leggett & Platt Inc.	3.500%	11/15/27	125	115
	Leggett & Platt Inc.	4.400%	3/15/29	75	71
	Leggett & Platt Inc.	3.500%	11/15/51	200	140
	Leland Stanford Junior University	3.647%	5/1/48	200	166

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lennar Corp.	4.500%	4/30/24	300	296
	Lennar Corp.	5.250%	6/1/26	200	200
	Lowe's Cos. Inc.	3.125%	9/15/24	100	97
	Lowe's Cos. Inc.	4.400%	9/8/25	150	148
	Lowe's Cos. Inc.	3.375%	9/15/25	200	192
	Lowe's Cos. Inc.	2.500%	4/15/26	250	233
	Lowe's Cos. Inc.	3.100%	5/3/27	350	326
	Lowe's Cos. Inc.	1.300%	4/15/28	260	216
	Lowe's Cos. Inc.	1.700%	9/15/28	200	168
	Lowe's Cos. Inc.	6.500%	3/15/29	67	72
	Lowe's Cos. Inc.	3.650%	4/5/29	300	277
	Lowe's Cos. Inc.	4.500%	4/15/30	250	240
	Lowe's Cos. Inc.	1.700%	10/15/30	300	234
	Lowe's Cos. Inc.	2.625%	4/1/31	500	414
	Lowe's Cos. Inc.	3.750%	4/1/32	500	446
	Lowe's Cos. Inc.	5.000%	4/15/33	250	245
	Lowe's Cos. Inc.	2.800%	9/15/41	200	136
	Lowe's Cos. Inc.	4.250%	9/15/44	28	22
	Lowe's Cos. Inc.	3.700%	4/15/46	250	186
	Lowe's Cos. Inc.	4.050%	5/3/47	300	236
	Lowe's Cos. Inc.	3.000%	10/15/50	500	321
	Lowe's Cos. Inc.	4.250%	4/1/52	300	240
	Lowe's Cos. Inc.	5.625%	4/15/53	200	193
	Lowe's Cos. Inc.	4.450%	4/1/62	250	196
	Lowe's Cos. Inc.	5.800%	9/15/62	200	193
	Magna International Inc.	3.625%	6/15/24	170	166
	Magna International Inc.	4.150%	10/1/25	100	98
	Magna International Inc.	2.450%	6/15/30	100	83
	Marriott International Inc.	3.750%	3/15/25	175	169
	Marriott International Inc.	3.750%	10/1/25	65	62
	Marriott International Inc.	3.125%	6/15/26	1,083	1,012
	Marriott International Inc.	4.000%	4/15/28	50	47
	Marriott International Inc.	4.625%	6/15/30	200	187
	Marriott International Inc.	2.850%	4/15/31	300	243
	Masco Corp.	3.500%	11/15/27	100	92
	Masco Corp.	1.500%	2/15/28	200	166
	Masco Corp.	7.750%	8/1/29	24	26
	Masco Corp.	2.000%	2/15/31	100	77
	Masco Corp.	4.500%	5/15/47	100	79
[2]	Massachusetts Institute of Technology	3.959%	7/1/38	125	113
	Massachusetts Institute of Technology	2.989%	7/1/50	85	62
	Massachusetts Institute of Technology	3.067%	4/1/52	100	74
	Massachusetts Institute of Technology	5.600%	7/1/11	130	136
	Massachusetts Institute of Technology	4.678%	7/1/14	125	109
	Massachusetts Institute of Technology	3.885%	7/1/16	100	72
	McDonald's Corp.	3.300%	7/1/25	497	481
	McDonald's Corp.	3.700%	1/30/26	300	292
	McDonald's Corp.	3.500%	3/1/27	200	190
	McDonald's Corp.	3.500%	7/1/27	315	299
	McDonald's Corp.	3.800%	4/1/28	350	335
	McDonald's Corp.	2.625%	9/1/29	200	175
	McDonald's Corp.	2.125%	3/1/30	200	167
	McDonald's Corp.	3.600%	7/1/30	200	183
	McDonald's Corp.	4.700%	12/9/35	200	192
	McDonald's Corp.	6.300%	10/15/37	150	163
	McDonald's Corp.	6.300%	3/1/38	100	109
	McDonald's Corp.	5.700%	2/1/39	100	103
	McDonald's Corp.	3.700%	2/15/42	25	20
	McDonald's Corp.	3.625%	5/1/43	100	78
	McDonald's Corp.	4.600%	5/26/45	210	187
	McDonald's Corp.	4.875%	12/9/45	300	278
	McDonald's Corp.	4.450%	3/1/47	250	217
	McDonald's Corp.	4.450%	9/1/48	150	131
	McDonald's Corp.	3.625%	9/1/49	200	152
	McDonald's Corp.	4.200%	4/1/50	200	167
	MDC Holdings Inc.	2.500%	1/15/31	100	72
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	MDC Holdings Inc.	6.000%	1/15/43	100	82
	Mohawk Industries Inc.	3.625%	5/15/30	125	108
	NIKE Inc.	2.400%	3/27/25	225	215
	NIKE Inc.	2.375%	11/1/26	200	185
	NIKE Inc.	2.750%	3/27/27	200	187
	NIKE Inc.	2.850%	3/27/30	200	179
	NIKE Inc.	3.625%	5/1/43	125	103
	NIKE Inc.	3.875%	11/1/45	225	194
	NIKE Inc.	3.375%	3/27/50	300	235
[2]	Northwestern University	4.643%	12/1/44	75	72
[2]	Northwestern University	2.640%	12/1/50	50	33
[2]	Northwestern University	3.662%	12/1/57	75	58
	NVR Inc.	3.000%	5/15/30	200	168
	O'Reilly Automotive Inc.	3.600%	9/1/27	325	307
	O'Reilly Automotive Inc.	1.750%	3/15/31	500	387
	President and Fellows of Harvard College	4.875%	10/15/40	225	223
	President and Fellows of Harvard College	3.150%	7/15/46	100	76
	President and Fellows of Harvard College	3.745%	11/15/52	100	83
	PulteGroup Inc.	5.500%	3/1/26	200	201
	PulteGroup Inc.	6.375%	5/15/33	300	299
	Ralph Lauren Corp.	3.750%	9/15/25	50	49
	Ralph Lauren Corp.	2.950%	6/15/30	200	172
	Rockefeller Foundation	2.492%	10/1/50	250	158
	Ross Stores Inc.	4.600%	4/15/25	200	198
	Ross Stores Inc.	1.875%	4/15/31	200	157
	Starbucks Corp.	2.450%	6/15/26	200	185
	Starbucks Corp.	3.500%	3/1/28	100	94
	Starbucks Corp.	4.000%	11/15/28	200	191
	Starbucks Corp.	3.550%	8/15/29	200	184
	Starbucks Corp.	2.250%	3/12/30	450	374
	Starbucks Corp.	2.550%	11/15/30	550	462
	Starbucks Corp.	4.300%	6/15/45	50	42
	Starbucks Corp.	3.750%	12/1/47	125	96
	Starbucks Corp.	4.500%	11/15/48	200	173
	Starbucks Corp.	3.350%	3/12/50	100	71
	Starbucks Corp.	3.500%	11/15/50	300	218
	Tapestry Inc.	4.125%	7/15/27	23	22
	Tapestry Inc.	3.050%	3/15/32	200	156
	TJX Cos. Inc.	2.250%	9/15/26	350	320
	Toyota Motor Corp.	2.358%	7/2/24	100	96
	Toyota Motor Corp.	1.339%	3/25/26	500	448
	Toyota Motor Corp.	2.760%	7/2/29	100	89
	Toyota Motor Credit Corp.	2.900%	4/17/24	125	122
	Toyota Motor Credit Corp.	0.500%	6/18/24	200	188
	Toyota Motor Credit Corp.	0.625%	9/13/24	200	186
	Toyota Motor Credit Corp.	4.400%	9/20/24	200	198
	Toyota Motor Credit Corp.	1.450%	1/13/25	200	187
	Toyota Motor Credit Corp.	1.800%	2/13/25	250	235
	Toyota Motor Credit Corp.	3.400%	4/14/25	125	121
	Toyota Motor Credit Corp.	1.125%	6/18/26	200	177
	Toyota Motor Credit Corp.	3.200%	1/11/27	200	188
	Toyota Motor Credit Corp.	1.900%	1/13/27	80	72
	Toyota Motor Credit Corp.	1.150%	8/13/27	500	426
	Toyota Motor Credit Corp.	4.550%	9/20/27	250	247
	Toyota Motor Credit Corp.	3.050%	1/11/28	100	93
	Toyota Motor Credit Corp.	1.900%	4/6/28	200	174
	Toyota Motor Credit Corp.	3.650%	1/8/29	530	498
	Toyota Motor Credit Corp.	2.150%	2/13/30	150	126
	Toyota Motor Credit Corp.	3.375%	4/1/30	400	364
	Toyota Motor Credit Corp.	1.900%	9/12/31	200	158
	Tractor Supply Co.	1.750%	11/1/30	200	154
	Trustees of Boston College	3.129%	7/1/52	100	70
[2]	Trustees of Boston University	4.061%	10/1/48	50	41
	Trustees of Princeton University	5.700%	3/1/39	150	162
	Trustees of Princeton University	2.516%	7/1/50	150	101
	Trustees of Princeton University	4.201%	3/1/52	100	92
	Trustees of the University of Pennsylvania	2.396%	10/1/50	200	126

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Trustees of the University of Pennsylvania	4.674%	9/1/12	50	42
[2]	University of Chicago	2.547%	4/1/50	100	67
	University of Chicago	3.000%	10/1/52	50	35
[2]	University of Chicago	4.003%	10/1/53	100	84
	University of Miami	4.063%	4/1/52	100	82
[2]	University of Notre Dame du Lac	3.438%	2/15/45	100	80
	University of Notre Dame du Lac	3.394%	2/15/48	125	96
[2]	University of Southern California	3.028%	10/1/39	100	78
[2]	University of Southern California	3.841%	10/1/47	200	166
	University of Southern California	2.945%	10/1/51	200	135
	University of Southern California	5.250%	10/1/11	100	97
	VF Corp.	2.400%	4/23/25	200	188
	VF Corp.	2.950%	4/23/30	200	166
	Washington University	3.524%	4/15/54	100	80
	Washington University	4.349%	4/15/22	50	39
	Whirlpool Corp.	4.000%	3/1/24	50	49
	Whirlpool Corp.	3.700%	5/1/25	75	73
	Whirlpool Corp.	4.750%	2/26/29	150	146
	Whirlpool Corp.	4.500%	6/1/46	100	78
	Whirlpool Corp.	4.600%	5/15/50	75	60
[2]	William Marsh Rice University	3.574%	5/15/45	150	123
	Yale University	0.873%	4/15/25	100	92
	Yale University	1.482%	4/15/30	100	80
	Yale University	2.402%	4/15/50	100	64
					64,730
Consumer Staples (1.8%)
	Ahold Finance USA LLC	6.875%	5/1/29	100	104
	Altria Group Inc.	4.000%	1/31/24	250	247
	Altria Group Inc.	2.350%	5/6/25	150	141
	Altria Group Inc.	5.800%	2/14/39	120	110
	Altria Group Inc.	3.400%	2/4/41	500	332
	Altria Group Inc.	4.250%	8/9/42	275	204
	Altria Group Inc.	4.500%	5/2/43	125	94
	Altria Group Inc.	5.375%	1/31/44	350	310
	Altria Group Inc.	3.875%	9/16/46	425	284
	Altria Group Inc.	5.950%	2/14/49	155	138
	Altria Group Inc.	3.700%	2/4/51	750	474
	Altria Group Inc.	6.200%	2/14/59	70	65
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	1,045	1,007
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,195	1,127
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	1,630	1,492
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	100	94
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	450	404
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	475	435
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	500	477
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	465	460
	Anheuser-Busch InBev Worldwide Inc.	3.500%	6/1/30	1,000	909
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	275	247
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	186
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	125	125
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	325	305
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	605	533
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	601	514
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	600	598
	Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	150	133
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	175	155
Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	155	160
Anheuser-Busch InBev Worldwide Inc.	4.600%	6/1/60	187	162
Archer-Daniels-Midland Co.	2.500%	8/11/26	200	186
Archer-Daniels-Midland Co.	5.935%	10/1/32	80	86
Archer-Daniels-Midland Co.	5.375%	9/15/35	95	97
Archer-Daniels-Midland Co.	3.750%	9/15/47	50	41
Archer-Daniels-Midland Co.	4.500%	3/15/49	125	114
Archer-Daniels-Midland Co.	2.700%	9/15/51	200	133
BAT Capital Corp.	3.222%	8/15/24	650	627
BAT Capital Corp.	4.700%	4/2/27	330	317
BAT Capital Corp.	3.557%	8/15/27	875	797
BAT Capital Corp.	2.259%	3/25/28	500	416
BAT Capital Corp.	2.726%	3/25/31	500	390
BAT Capital Corp.	7.750%	10/19/32	100	108
BAT Capital Corp.	4.390%	8/15/37	525	408
BAT Capital Corp.	4.540%	8/15/47	575	409
BAT Capital Corp.	4.758%	9/6/49	250	182
BAT Capital Corp.	3.984%	9/25/50	300	197
Brown-Forman Corp.	3.500%	4/15/25	81	79
Brown-Forman Corp.	4.500%	7/15/45	100	91
Bunge Ltd. Finance Corp.	3.750%	9/25/27	200	187
Bunge Ltd. Finance Corp.	2.750%	5/14/31	350	287
Campbell Soup Co.	3.950%	3/15/25	200	195
Campbell Soup Co.	3.300%	3/19/25	125	120
Campbell Soup Co.	4.150%	3/15/28	175	167
Campbell Soup Co.	2.375%	4/24/30	150	125
Campbell Soup Co.	4.800%	3/15/48	135	120
Campbell Soup Co.	3.125%	4/24/50	100	68
Church & Dwight Co. Inc.	3.150%	8/1/27	100	93
Church & Dwight Co. Inc.	3.950%	8/1/47	75	59
Clorox Co.	3.100%	10/1/27	50	46
Clorox Co.	3.900%	5/15/28	50	48
Clorox Co.	1.800%	5/15/30	50	40
Coca-Cola Co.	1.750%	9/6/24	100	95
Coca-Cola Co.	3.375%	3/25/27	200	192
Coca-Cola Co.	2.900%	5/25/27	559	526
Coca-Cola Co.	1.000%	3/15/28	500	419
Coca-Cola Co.	2.125%	9/6/29	125	107
Coca-Cola Co.	3.450%	3/25/30	250	232
Coca-Cola Co.	1.375%	3/15/31	500	391
Coca-Cola Co.	4.125%	3/25/40	100	89
Coca-Cola Co.	2.500%	6/1/40	200	146
Coca-Cola Co.	2.875%	5/5/41	500	383
Coca-Cola Co.	4.200%	3/25/50	175	161
Coca-Cola Co.	2.600%	6/1/50	300	202
Coca-Cola Co.	2.750%	6/1/60	325	219
Coca-Cola Consolidated Inc.	3.800%	11/25/25	125	121
Coca-Cola Femsa SAB de CV	2.750%	1/22/30	200	174
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	150	144
Colgate-Palmolive Co.	3.250%	3/15/24	100	98
Colgate-Palmolive Co.	3.100%	8/15/27	250	237
Colgate-Palmolive Co.	4.000%	8/15/45	150	134
Conagra Brands Inc.	4.300%	5/1/24	200	197
Conagra Brands Inc.	4.600%	11/1/25	150	148
Conagra Brands Inc.	7.000%	10/1/28	75	80
Conagra Brands Inc.	8.250%	9/15/30	50	57
Conagra Brands Inc.	5.300%	11/1/38	100	95
Constellation Brands Inc.	4.750%	11/15/24	175	174
Constellation Brands Inc.	4.400%	11/15/25	100	98
Constellation Brands Inc.	3.700%	12/6/26	425	404
Constellation Brands Inc.	3.500%	5/9/27	150	140
Constellation Brands Inc.	3.600%	2/15/28	175	162
Constellation Brands Inc.	4.650%	11/15/28	75	73
Constellation Brands Inc.	3.150%	8/1/29	225	197
Constellation Brands Inc.	2.875%	5/1/30	356	303
Constellation Brands Inc.	2.250%	8/1/31	200	159
Constellation Brands Inc.	5.250%	11/15/48	225	212
Constellation Brands Inc.	3.750%	5/1/50	125	94

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Costco Wholesale Corp.	3.000%	5/18/27	100	94
	Costco Wholesale Corp.	1.375%	6/20/27	250	219
	Costco Wholesale Corp.	1.600%	4/20/30	1,900	1,555
	Costco Wholesale Corp.	1.750%	4/20/32	200	158
	Delhaize America LLC	9.000%	4/15/31	100	121
	Diageo Capital plc	2.125%	10/24/24	200	190
	Diageo Capital plc	1.375%	9/29/25	200	183
	Diageo Capital plc	5.300%	10/24/27	250	256
	Diageo Capital plc	2.000%	4/29/30	200	165
	Diageo Capital plc	2.125%	4/29/32	200	159
	Diageo Capital plc	5.875%	9/30/36	50	53
	Diageo Capital plc	3.875%	4/29/43	250	206
	Dollar General Corp.	4.150%	11/1/25	105	102
	Dollar General Corp.	3.875%	4/15/27	150	143
	Dollar General Corp.	4.125%	5/1/28	150	143
	Dollar General Corp.	3.500%	4/3/30	100	90
	Dollar General Corp.	4.125%	4/3/50	350	280
	Dollar Tree Inc.	4.000%	5/15/25	200	195
	Dollar Tree Inc.	4.200%	5/15/28	300	288
	Estee Lauder Cos. Inc.	3.150%	3/15/27	367	348
	Estee Lauder Cos. Inc.	2.375%	12/1/29	125	107
	Estee Lauder Cos. Inc.	6.000%	5/15/37	75	80
	Estee Lauder Cos. Inc.	4.375%	6/15/45	100	89
	Estee Lauder Cos. Inc.	4.150%	3/15/47	100	86
	Estee Lauder Cos. Inc.	3.125%	12/1/49	125	90
	Flowers Foods Inc.	3.500%	10/1/26	75	71
	Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	100	82
	Fomento Economico Mexicano SAB de CV	3.500%	1/16/50	600	420
	General Mills Inc.	3.650%	2/15/24	100	99
	General Mills Inc.	4.200%	4/17/28	225	217
	General Mills Inc.	2.875%	4/15/30	150	130
	General Mills Inc.	2.250%	10/14/31	250	200
	GSK Consumer Healthcare Capital US LLC	3.375%	3/24/27	250	233
	GSK Consumer Healthcare Capital US LLC	3.375%	3/24/29	250	225
	GSK Consumer Healthcare Capital US LLC	3.625%	3/24/32	1,000	881
	Hershey Co.	2.625%	5/1/23	100	99
	Hershey Co.	2.050%	11/15/24	55	52
	Hershey Co.	3.200%	8/21/25	65	63
	Hershey Co.	2.300%	8/15/26	100	92
	Hershey Co.	2.450%	11/15/29	130	112
	Hershey Co.	3.125%	11/15/49	150	108
	Hormel Foods Corp.	1.800%	6/11/30	200	163
	Hormel Foods Corp.	3.050%	6/3/51	200	139
	Ingredion Inc.	3.200%	10/1/26	100	94
	Ingredion Inc.	2.900%	6/1/30	175	148
	J M Smucker Co.	3.500%	3/15/25	175	169
	J M Smucker Co.	2.375%	3/15/30	100	83
	J M Smucker Co.	2.125%	3/15/32	100	78
	J M Smucker Co.	4.250%	3/15/35	100	89
	J M Smucker Co.	4.375%	3/15/45	125	103
[5]	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	5.500%	1/15/30	500	475
[5]	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	5.750%	4/1/33	500	478
[5]	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	4.375%	2/2/52	400	284
[5]	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance Inc.	6.500%	12/1/52	200	190
	JM Smucker Co.	3.375%	12/15/27	150	139
	Kellogg Co.	3.250%	4/1/26	125	119
	Kellogg Co.	3.400%	11/15/27	125	116
	Kellogg Co.	4.300%	5/15/28	100	97
	Kellogg Co.	7.450%	4/1/31	125	142
	Keurig Dr Pepper Inc.	4.417%	5/25/25	66	65
	Keurig Dr Pepper Inc.	3.400%	11/15/25	100	96
	Keurig Dr Pepper Inc.	2.550%	9/15/26	75	69
	Keurig Dr Pepper Inc.	3.430%	6/15/27	100	93
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Keurig Dr Pepper Inc.	3.950%	4/15/29	250	232
Keurig Dr Pepper Inc.	3.200%	5/1/30	150	131
Keurig Dr Pepper Inc.	2.250%	3/15/31	250	201
Keurig Dr Pepper Inc.	4.050%	4/15/32	250	227
Keurig Dr Pepper Inc.	4.500%	11/15/45	200	170
Keurig Dr Pepper Inc.	4.420%	12/15/46	125	103
Keurig Dr Pepper Inc.	3.800%	5/1/50	150	113
Keurig Dr Pepper Inc.	4.500%	4/15/52	250	209
Kimberly-Clark Corp.	3.050%	8/15/25	50	48
Kimberly-Clark Corp.	2.750%	2/15/26	100	94
Kimberly-Clark Corp.	1.050%	9/15/27	500	427
Kimberly-Clark Corp.	3.950%	11/1/28	50	48
Kimberly-Clark Corp.	3.200%	4/25/29	150	137
Kimberly-Clark Corp.	3.100%	3/26/30	155	139
Kimberly-Clark Corp.	2.000%	11/2/31	250	201
Kimberly-Clark Corp.	6.625%	8/1/37	250	288
Kimberly-Clark Corp.	5.300%	3/1/41	25	25
Kimberly-Clark Corp.	3.200%	7/30/46	175	127
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	37	37
Kraft Heinz Foods Co.	3.000%	6/1/26	350	328
Kraft Heinz Foods Co.	3.750%	4/1/30	200	182
Kraft Heinz Foods Co.	4.250%	3/1/31	200	187
Kraft Heinz Foods Co.	6.875%	1/26/39	100	109
Kraft Heinz Foods Co.	6.500%	2/9/40	250	265
Kraft Heinz Foods Co.	5.200%	7/15/45	800	737
Kraft Heinz Foods Co.	4.375%	6/1/46	450	368
Kraft Heinz Foods Co.	4.875%	10/1/49	350	305
Kraft Heinz Foods Co.	5.500%	6/1/50	250	240
Kroger Co.	4.000%	2/1/24	100	99
Kroger Co.	3.500%	2/1/26	160	153
Kroger Co.	2.650%	10/15/26	140	129
Kroger Co.	3.700%	8/1/27	100	94
Kroger Co.	7.700%	6/1/29	50	55
Kroger Co.	8.000%	9/15/29	125	140
Kroger Co.	2.200%	5/1/30	100	81
Kroger Co.	7.500%	4/1/31	100	113
Kroger Co.	5.400%	7/15/40	50	48
Kroger Co.	5.000%	4/15/42	125	114
Kroger Co.	5.150%	8/1/43	100	92
Kroger Co.	4.450%	2/1/47	150	127
Kroger Co.	4.650%	1/15/48	225	194
Kroger Co.	3.950%	1/15/50	175	136
McCormick & Co. Inc.	3.150%	8/15/24	150	145
McCormick & Co. Inc.	3.400%	8/15/27	150	140
McCormick & Co. Inc.	2.500%	4/15/30	250	209
Mead Johnson Nutrition Co.	4.125%	11/15/25	355	348
Mead Johnson Nutrition Co.	5.900%	11/1/39	100	104
Mead Johnson Nutrition Co.	4.600%	6/1/44	150	135
Molson Coors Beverage Co.	3.000%	7/15/26	375	348
Molson Coors Beverage Co.	5.000%	5/1/42	200	177
Molson Coors Beverage Co.	4.200%	7/15/46	375	292
Mondelez International Inc.	1.500%	5/4/25	100	93
Mondelez International Inc.	2.625%	3/17/27	200	182
Mondelez International Inc.	2.750%	4/13/30	115	99
Mondelez International Inc.	1.875%	10/15/32	500	380
Mondelez International Inc.	2.625%	9/4/50	250	158
PepsiCo Inc.	3.600%	3/1/24	700	692
PepsiCo Inc.	2.250%	3/19/25	265	252
PepsiCo Inc.	2.750%	4/30/25	200	192
PepsiCo Inc.	3.500%	7/17/25	452	441
PepsiCo Inc.	2.375%	10/6/26	225	210
PepsiCo Inc.	2.625%	3/19/27	100	93
PepsiCo Inc.	3.000%	10/15/27	325	305
PepsiCo Inc.	2.625%	7/29/29	200	177
PepsiCo Inc.	2.750%	3/19/30	345	305
PepsiCo Inc.	1.625%	5/1/30	200	163
PepsiCo Inc.	1.400%	2/25/31	200	157
PepsiCo Inc.	3.500%	3/19/40	175	145
PepsiCo Inc.	2.625%	10/21/41	200	148
PepsiCo Inc.	3.600%	8/13/42	100	83
PepsiCo Inc.	4.450%	4/14/46	300	286

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PepsiCo Inc.	3.450%	10/6/46	300	241
	PepsiCo Inc.	4.000%	5/2/47	100	87
	PepsiCo Inc.	3.375%	7/29/49	240	190
	PepsiCo Inc.	2.875%	10/15/49	325	234
	PepsiCo Inc.	3.875%	3/19/60	150	130
	Philip Morris International Inc.	2.875%	5/1/24	220	214
	Philip Morris International Inc.	3.250%	11/10/24	250	242
	Philip Morris International Inc.	5.125%	11/15/24	200	200
	Philip Morris International Inc.	3.375%	8/11/25	150	144
	Philip Morris International Inc.	5.000%	11/17/25	200	201
	Philip Morris International Inc.	2.750%	2/25/26	305	286
	Philip Morris International Inc.	5.125%	11/17/27	200	202
	Philip Morris International Inc.	3.125%	3/2/28	100	91
	Philip Morris International Inc.	3.375%	8/15/29	250	225
	Philip Morris International Inc.	5.625%	11/17/29	200	204
	Philip Morris International Inc.	2.100%	5/1/30	150	121
	Philip Morris International Inc.	1.750%	11/1/30	500	391
	Philip Morris International Inc.	5.750%	11/17/32	700	716
	Philip Morris International Inc.	6.375%	5/16/38	200	212
	Philip Morris International Inc.	4.375%	11/15/41	500	412
	Philip Morris International Inc.	4.500%	3/20/42	125	105
	Philip Morris International Inc.	3.875%	8/21/42	25	19
[5]	Pilgrim's Pride Corp.	3.500%	3/1/32	500	391
	Procter & Gamble Co.	0.550%	10/29/25	300	269
	Procter & Gamble Co.	2.800%	3/25/27	500	469
	Procter & Gamble Co.	3.000%	3/25/30	500	456
	Procter & Gamble Co.	1.200%	10/29/30	300	236
	Procter & Gamble Co.	5.550%	3/5/37	150	162
	Procter & Gamble Co.	3.550%	3/25/40	188	162
	Procter & Gamble Co.	3.500%	10/25/47	169	138
	Reynolds American Inc.	4.450%	6/12/25	525	514
	Reynolds American Inc.	5.700%	8/15/35	175	158
	Reynolds American Inc.	7.250%	6/15/37	100	102
	Reynolds American Inc.	6.150%	9/15/43	75	67
	Reynolds American Inc.	5.850%	8/15/45	450	384
	Sysco Corp.	3.750%	10/1/25	75	73
	Sysco Corp.	3.300%	7/15/26	250	236
	Sysco Corp.	3.250%	7/15/27	175	162
	Sysco Corp.	2.400%	2/15/30	100	83
	Sysco Corp.	5.950%	4/1/30	166	172
	Sysco Corp.	6.600%	4/1/40	175	186
	Sysco Corp.	4.500%	4/1/46	200	167
	Sysco Corp.	4.450%	3/15/48	100	82
	Sysco Corp.	6.600%	4/1/50	250	272
	Sysco Corp.	3.150%	12/14/51	250	166
	Target Corp.	3.500%	7/1/24	325	319
	Target Corp.	2.250%	4/15/25	200	190
	Target Corp.	2.500%	4/15/26	175	164
	Target Corp.	1.950%	1/15/27	100	91
	Target Corp.	3.375%	4/15/29	200	186
	Target Corp.	2.650%	9/15/30	250	214
	Target Corp.	4.500%	9/15/32	200	194
	Target Corp.	6.500%	10/15/37	103	114
	Target Corp.	7.000%	1/15/38	125	146
	Target Corp.	3.900%	11/15/47	300	247
	Target Corp.	2.950%	1/15/52	200	138
	Tyson Foods Inc.	3.950%	8/15/24	600	590
	Tyson Foods Inc.	4.000%	3/1/26	100	97
	Tyson Foods Inc.	3.550%	6/2/27	275	257
	Tyson Foods Inc.	4.350%	3/1/29	280	267
	Tyson Foods Inc.	4.875%	8/15/34	100	96
	Tyson Foods Inc.	5.150%	8/15/44	200	186
	Tyson Foods Inc.	5.100%	9/28/48	275	255
	Unilever Capital Corp.	3.250%	3/7/24	250	246
	Unilever Capital Corp.	2.600%	5/5/24	450	437
	Unilever Capital Corp.	3.375%	3/22/25	100	97
	Unilever Capital Corp.	3.100%	7/30/25	225	216
	Unilever Capital Corp.	2.000%	7/28/26	125	114
	Unilever Capital Corp.	1.375%	9/14/30	300	234
	Unilever Capital Corp.	1.750%	8/12/31	500	395
	Unilever Capital Corp.	5.900%	11/15/32	200	216
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Walgreens Boots Alliance Inc.	3.800%	11/18/24	375	366
Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	309
Walgreens Boots Alliance Inc.	4.800%	11/18/44	275	230
Walmart Inc.	3.300%	4/22/24	250	245
Walmart Inc.	2.850%	7/8/24	275	267
Walmart Inc.	2.650%	12/15/24	200	192
Walmart Inc.	3.550%	6/26/25	309	302
Walmart Inc.	3.900%	9/9/25	225	222
Walmart Inc.	3.050%	7/8/26	250	240
Walmart Inc.	1.050%	9/17/26	100	88
Walmart Inc.	3.700%	6/26/28	450	435
Walmart Inc.	3.250%	7/8/29	300	280
Walmart Inc.	2.375%	9/24/29	175	153
Walmart Inc.	1.800%	9/22/31	100	82
Walmart Inc.	4.150%	9/9/32	250	244
Walmart Inc.	5.250%	9/1/35	192	202
Walmart Inc.	6.200%	4/15/38	315	357
Walmart Inc.	3.950%	6/28/38	275	252
Walmart Inc.	5.000%	10/25/40	100	101
Walmart Inc.	4.000%	4/11/43	274	243
Walmart Inc.	3.625%	12/15/47	265	218
Walmart Inc.	4.050%	6/29/48	375	335
Walmart Inc.	2.650%	9/22/51	200	137
Walmart Inc.	4.500%	9/9/52	200	191
				71,918
Energy (1.9%)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	5.125%	9/15/40	175	163
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	2.061%	12/15/26	200	179
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	200	185
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.138%	11/7/29	250	221
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	275	216
Boardwalk Pipelines LP	4.950%	12/15/24	150	148
Boardwalk Pipelines LP	5.950%	6/1/26	200	203
Boardwalk Pipelines LP	4.450%	7/15/27	100	95
BP Capital Markets America Inc.	3.410%	2/11/26	100	96
BP Capital Markets America Inc.	3.119%	5/4/26	550	522
BP Capital Markets America Inc.	3.017%	1/16/27	400	373
BP Capital Markets America Inc.	4.234%	11/6/28	225	218
BP Capital Markets America Inc.	3.633%	4/6/30	350	321
BP Capital Markets America Inc.	2.721%	1/12/32	200	167
BP Capital Markets America Inc.	3.060%	6/17/41	300	224
BP Capital Markets America Inc.	3.000%	2/24/50	450	305
BP Capital Markets America Inc.	2.772%	11/10/50	300	192
BP Capital Markets America Inc.	2.939%	6/4/51	500	330
BP Capital Markets America Inc.	3.001%	3/17/52	300	200
BP Capital Markets America Inc.	3.379%	2/8/61	400	277
BP Capital Markets plc	3.279%	9/19/27	200	188
Burlington Resources LLC	7.400%	12/1/31	175	201
Canadian Natural Resources Ltd.	3.850%	6/1/27	500	472
Canadian Natural Resources Ltd.	2.950%	7/15/30	100	84
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	127
Canadian Natural Resources Ltd.	5.850%	2/1/35	100	96
Canadian Natural Resources Ltd.	6.500%	2/15/37	150	149
Canadian Natural Resources Ltd.	6.250%	3/15/38	300	298
Canadian Natural Resources Ltd.	4.950%	6/1/47	140	123
Cenovus Energy Inc.	4.250%	4/15/27	100	96
Cenovus Energy Inc.	2.650%	1/15/32	100	80
Cenovus Energy Inc.	5.250%	6/15/37	200	183
Cenovus Energy Inc.	6.800%	9/15/37	50	51
Cenovus Energy Inc.	6.750%	11/15/39	134	139
Cenovus Energy Inc.	5.400%	6/15/47	200	181
Cenovus Energy Inc.	3.750%	2/15/52	150	106
Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	200	204
Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	225	226

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	525	520
Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	300	272
Cheniere Corpus Christi Holdings LLC	2.742%	12/31/39	100	78
Cheniere Energy Partners LP	4.500%	10/1/29	275	248
Cheniere Energy Partners LP	4.000%	3/1/31	346	296
Cheniere Energy Partners LP	3.250%	1/31/32	300	239
Chevron Corp.	1.554%	5/11/25	300	279
Chevron Corp.	2.236%	5/11/30	500	428
Chevron USA Inc.	1.018%	8/12/27	500	429
Chevron USA Inc.	3.850%	1/15/28	100	97
Chevron USA Inc.	3.250%	10/15/29	200	183
Chevron USA Inc.	5.250%	11/15/43	175	175
Chevron USA Inc.	2.343%	8/12/50	200	125
CNOOC Finance 2013 Ltd.	4.250%	5/9/43	400	321
CNOOC Finance 2013 Ltd.	3.300%	9/30/49	200	132
CNOOC Finance 2015 USA LLC	4.375%	5/2/28	200	196
CNOOC Petroleum North America ULC	5.875%	3/10/35	200	198
CNOOC Petroleum North America ULC	6.400%	5/15/37	225	231
Columbia Pipeline Group Inc.	4.500%	6/1/25	300	296
Columbia Pipeline Group Inc.	5.800%	6/1/45	100	97
ConocoPhillips	4.300%	8/15/28	50	48
ConocoPhillips	2.400%	2/15/31	300	244
ConocoPhillips	5.900%	10/15/32	100	107
ConocoPhillips	5.900%	5/15/38	450	475
ConocoPhillips	6.500%	2/1/39	100	112
ConocoPhillips	4.875%	10/1/47	100	92
ConocoPhillips Co.	6.950%	4/15/29	262	290
ConocoPhillips Co.	3.758%	3/15/42	88	74
ConocoPhillips Co.	4.300%	11/15/44	275	238
ConocoPhillips Co.	4.025%	3/15/62	300	239
Continental Resources Inc.	4.375%	1/15/28	200	182
Continental Resources Inc.	4.900%	6/1/44	50	37
Coterra Energy Inc.	3.900%	5/15/27	200	187
DCP Midstream Operating LP	5.625%	7/15/27	75	75
DCP Midstream Operating LP	3.250%	2/15/32	181	149
Devon Energy Corp.	5.250%	9/15/24	200	200
Devon Energy Corp.	5.850%	12/15/25	100	102
Devon Energy Corp.	5.250%	10/15/27	100	99
Devon Energy Corp.	5.875%	6/15/28	130	131
Devon Energy Corp.	4.500%	1/15/30	130	121
Devon Energy Corp.	7.875%	9/30/31	160	182
Devon Energy Corp.	7.950%	4/15/32	163	186
Devon Energy Corp.	5.000%	6/15/45	150	129
Diamondback Energy Inc.	3.250%	12/1/26	100	93
Diamondback Energy Inc.	3.500%	12/1/29	200	175
Diamondback Energy Inc.	3.125%	3/24/31	200	166
Diamondback Energy Inc.	4.400%	3/24/51	200	153
Diamondback Energy Inc.	4.250%	3/15/52	200	148
Diamondback Energy Inc.	6.250%	3/15/53	200	194
Eastern Gas Transmission & Storage Inc.	3.600%	12/15/24	66	64
Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	100	87
Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	200	164
Enable Midstream Partners LP	3.900%	5/15/24	150	146
Enable Midstream Partners LP	4.400%	3/15/27	150	143
Enable Midstream Partners LP	4.950%	5/15/28	200	192
Enable Midstream Partners LP	5.000%	5/15/44	100	82
Enbridge Energy Partners LP	5.875%	10/15/25	150	152
Enbridge Energy Partners LP	7.500%	4/15/38	150	165
Enbridge Energy Partners LP	5.500%	9/15/40	125	117
Enbridge Energy Partners LP	7.375%	10/15/45	125	140
Enbridge Inc.	2.500%	1/15/25	100	95
Enbridge Inc.	1.600%	10/4/26	200	175
Enbridge Inc.	3.700%	7/15/27	150	141
Enbridge Inc.	3.125%	11/15/29	200	174
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Enbridge Inc.	2.500%	8/1/33	200	154
	Enbridge Inc.	4.500%	6/10/44	100	83
	Enbridge Inc.	4.000%	11/15/49	100	76
	Enbridge Inc.	3.400%	8/1/51	400	273
	Energy Transfer LP	4.050%	3/15/25	700	678
	Energy Transfer LP	4.750%	1/15/26	500	488
	Energy Transfer LP	5.500%	6/1/27	300	298
	Energy Transfer LP	5.550%	2/15/28	200	198
	Energy Transfer LP	5.250%	4/15/29	425	412
	Energy Transfer LP	3.750%	5/15/30	450	397
	Energy Transfer LP	5.750%	2/15/33	200	196
	Energy Transfer LP	4.950%	1/15/43	175	141
	Energy Transfer LP	5.300%	4/1/44	300	254
	Energy Transfer LP	5.300%	4/15/47	200	167
	Energy Transfer LP	5.400%	10/1/47	275	234
	Energy Transfer Operating LP	6.625%	10/15/36	150	151
	Energy Transfer Operating LP	5.800%	6/15/38	150	138
	Energy Transfer Operating LP	6.050%	6/1/41	100	95
	Energy Transfer Operating LP	6.500%	2/1/42	275	272
	Energy Transfer Operating LP	6.125%	12/15/45	200	185
	Energy Transfer Operating LP	6.000%	6/15/48	300	271
	Energy Transfer Operating LP	6.250%	4/15/49	320	299
	Energy Transfer Operating LP	5.000%	5/15/50	500	404
	Enterprise Products Operating LLC	3.900%	2/15/24	175	172
	Enterprise Products Operating LLC	3.750%	2/15/25	150	146
	Enterprise Products Operating LLC	3.700%	2/15/26	150	145
	Enterprise Products Operating LLC	3.950%	2/15/27	100	96
	Enterprise Products Operating LLC	3.125%	7/31/29	200	176
	Enterprise Products Operating LLC	2.800%	1/31/30	300	256
	Enterprise Products Operating LLC	6.875%	3/1/33	175	191
	Enterprise Products Operating LLC	7.550%	4/15/38	150	168
	Enterprise Products Operating LLC	6.125%	10/15/39	300	308
	Enterprise Products Operating LLC	5.950%	2/1/41	175	175
	Enterprise Products Operating LLC	4.450%	2/15/43	300	252
	Enterprise Products Operating LLC	4.850%	3/15/44	520	457
	Enterprise Products Operating LLC	4.900%	5/15/46	425	372
	Enterprise Products Operating LLC	4.250%	2/15/48	300	242
	Enterprise Products Operating LLC	4.200%	1/31/50	350	276
	Enterprise Products Operating LLC	3.200%	2/15/52	300	198
	Enterprise Products Operating LLC	3.300%	2/15/53	200	134
	Enterprise Products Operating LLC	3.950%	1/31/60	200	145
	Enterprise Products Operating LLC	5.250%	8/16/77	100	82
	Enterprise Products Operating LLC	5.375%	2/15/78	200	154
	EOG Resources Inc.	4.150%	1/15/26	150	147
	EOG Resources Inc.	4.375%	4/15/30	200	194
	EOG Resources Inc.	4.950%	4/15/50	200	191
	EQT Corp.	6.125%	2/1/25	100	100
	EQT Corp.	5.678%	10/1/25	200	200
[5]	EQT Corp.	3.125%	5/15/26	150	138
	EQT Corp.	3.900%	10/1/27	100	92
	EQT Corp.	5.700%	4/1/28	200	199
	EQT Corp.	5.000%	1/15/29	200	188
	EQT Corp.	7.000%	2/1/30	200	207
	Equinor ASA	2.650%	1/15/24	375	366
	Equinor ASA	3.700%	3/1/24	150	148
	Equinor ASA	3.250%	11/10/24	150	146
	Equinor ASA	1.750%	1/22/26	479	438
	Equinor ASA	7.250%	9/23/27	250	277
	Equinor ASA	3.625%	9/10/28	175	166
	Equinor ASA	2.375%	5/22/30	400	341
	Equinor ASA	5.100%	8/17/40	125	123
	Equinor ASA	4.250%	11/23/41	175	154
	Equinor ASA	3.950%	5/15/43	125	105
	Equinor ASA	4.800%	11/8/43	175	164
	Equinor ASA	3.250%	11/18/49	225	164
	Equinor ASA	3.700%	4/6/50	405	323
	Exxon Mobil Corp.	2.992%	3/19/25	950	916
	Exxon Mobil Corp.	3.043%	3/1/26	300	286
	Exxon Mobil Corp.	2.275%	8/16/26	600	556
	Exxon Mobil Corp.	2.440%	8/16/29	250	219
	Exxon Mobil Corp.	3.482%	3/19/30	375	349

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Exxon Mobil Corp.	2.610%	10/15/30	650	567
Exxon Mobil Corp.	2.995%	8/16/39	300	231
Exxon Mobil Corp.	4.227%	3/19/40	400	360
Exxon Mobil Corp.	3.567%	3/6/45	235	185
Exxon Mobil Corp.	4.114%	3/1/46	200	171
Exxon Mobil Corp.	4.327%	3/19/50	825	730
Exxon Mobil Corp.	3.452%	4/15/51	600	455
Halliburton Co.	3.800%	11/15/25	8	8
Halliburton Co.	2.920%	3/1/30	200	172
Halliburton Co.	6.700%	9/15/38	345	366
Halliburton Co.	4.500%	11/15/41	100	83
Halliburton Co.	5.000%	11/15/45	500	443
Helmerich & Payne Inc.	2.900%	9/29/31	100	81
Hess Corp.	3.500%	7/15/24	100	97
Hess Corp.	4.300%	4/1/27	250	239
Hess Corp.	7.125%	3/15/33	100	108
Hess Corp.	5.600%	2/15/41	450	426
HF Sinclair Corp.	5.875%	4/1/26	200	201
Kinder Morgan Energy Partners LP	4.300%	5/1/24	500	494
Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	49
Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	253
Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	53
Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	204
Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	251
Kinder Morgan Energy Partners LP	5.625%	9/1/41	50	46
Kinder Morgan Energy Partners LP	4.700%	11/1/42	475	393
Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	64
Kinder Morgan Inc.	4.300%	6/1/25	300	295
Kinder Morgan Inc.	1.750%	11/15/26	200	176
Kinder Morgan Inc.	4.300%	3/1/28	200	192
Kinder Morgan Inc.	7.800%	8/1/31	290	323
Kinder Morgan Inc.	7.750%	1/15/32	265	298
Kinder Morgan Inc.	5.300%	12/1/34	175	164
Kinder Morgan Inc.	5.550%	6/1/45	200	183
Kinder Morgan Inc.	5.050%	2/15/46	350	298
Kinder Morgan Inc.	3.600%	2/15/51	200	138
Magellan Midstream Partners LP	3.250%	6/1/30	200	174
Magellan Midstream Partners LP	5.150%	10/15/43	125	109
Magellan Midstream Partners LP	4.250%	9/15/46	200	151
Magellan Midstream Partners LP	4.200%	10/3/47	150	113
Magellan Midstream Partners LP	4.850%	2/1/49	100	83
Marathon Oil Corp.	4.400%	7/15/27	200	191
Marathon Oil Corp.	6.800%	3/15/32	400	412
Marathon Petroleum Corp.	4.700%	5/1/25	300	296
Marathon Petroleum Corp.	5.125%	12/15/26	200	199
Marathon Petroleum Corp.	6.500%	3/1/41	300	310
Marathon Petroleum Corp.	4.500%	4/1/48	260	207
MPLX LP	4.875%	12/1/24	400	396
MPLX LP	4.875%	6/1/25	283	280
MPLX LP	4.125%	3/1/27	300	284
MPLX LP	4.250%	12/1/27	400	378
MPLX LP	4.000%	3/15/28	400	373
MPLX LP	2.650%	8/15/30	500	406
MPLX LP	4.950%	9/1/32	149	140
MPLX LP	4.500%	4/15/38	400	336
MPLX LP	5.500%	2/15/49	455	402
Newfield Exploration Co.	5.375%	1/1/26	100	99
NOV Inc.	3.600%	12/1/29	200	176
NOV Inc.	3.950%	12/1/42	125	87
ONEOK Inc.	2.750%	9/1/24	100	96
ONEOK Inc.	2.200%	9/15/25	425	390
ONEOK Inc.	4.550%	7/15/28	200	189
ONEOK Inc.	4.350%	3/15/29	100	93
ONEOK Inc.	3.400%	9/1/29	245	212
ONEOK Inc.	3.100%	3/15/30	200	168
ONEOK Inc.	4.950%	7/13/47	200	162
ONEOK Inc.	4.450%	9/1/49	150	112
ONEOK Inc.	4.500%	3/15/50	100	75
ONEOK Inc.	7.150%	1/15/51	250	255
ONEOK Partners LP	6.650%	10/1/36	300	301
ONEOK Partners LP	6.125%	2/1/41	150	142
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Ovintiv Inc.	7.375%	11/1/31	50	54
	Ovintiv Inc.	6.500%	8/15/34	150	152
	Ovintiv Inc.	6.625%	8/15/37	200	201
	Ovintiv Inc.	6.500%	2/1/38	100	99
[2]	Petroleos Mexicanos	2.378%	4/15/25	13	12
	Phillips 66	3.850%	4/9/25	300	292
	Phillips 66	2.150%	12/15/30	100	80
	Phillips 66	4.650%	11/15/34	300	280
	Phillips 66	4.875%	11/15/44	500	459
	Phillips 66	3.300%	3/15/52	200	139
[5]	Phillips 66 Co.	2.450%	12/15/24	50	47
[5]	Phillips 66 Co.	3.605%	2/15/25	250	242
[5]	Phillips 66 Co.	3.750%	3/1/28	50	46
[5]	Phillips 66 Co.	3.150%	12/15/29	100	87
[5]	Phillips 66 Co.	4.680%	2/15/45	245	213
	Pioneer Natural Resources Co.	1.900%	8/15/30	300	235
	Pioneer Natural Resources Co.	2.150%	1/15/31	200	159
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	600	581
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	100	96
	Plains All American Pipeline LP / PAA Finance Corp.	3.550%	12/15/29	275	239
	Plains All American Pipeline LP / PAA Finance Corp.	3.800%	9/15/30	200	174
	Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	100	99
	Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	200	151
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	400	400
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	401
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	450	455
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	250	245
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	300	282
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	300	279
	Sabine Pass Liquefaction LLC	5.900%	9/15/37	150	150
	Schlumberger Investment SA	2.650%	6/26/30	300	257
	Shell International Finance BV	3.250%	5/11/25	200	194
	Shell International Finance BV	2.875%	5/10/26	500	471
	Shell International Finance BV	2.500%	9/12/26	900	835
	Shell International Finance BV	3.875%	11/13/28	100	96
	Shell International Finance BV	2.375%	11/7/29	550	476
	Shell International Finance BV	2.750%	4/6/30	200	176
	Shell International Finance BV	4.125%	5/11/35	300	278
	Shell International Finance BV	6.375%	12/15/38	475	524
	Shell International Finance BV	5.500%	3/25/40	175	179
	Shell International Finance BV	2.875%	11/26/41	200	146
	Shell International Finance BV	4.550%	8/12/43	300	271
	Shell International Finance BV	4.375%	5/11/45	430	377
	Shell International Finance BV	4.000%	5/10/46	700	577
	Shell International Finance BV	3.125%	11/7/49	500	353
	Shell International Finance BV	3.000%	11/26/51	200	136
	Spectra Energy Partners LP	4.750%	3/15/24	500	497
	Spectra Energy Partners LP	3.500%	3/15/25	138	133
	Spectra Energy Partners LP	3.375%	10/15/26	205	191
	Spectra Energy Partners LP	4.500%	3/15/45	325	267
	Suncor Energy Inc.	5.950%	12/1/34	125	124
	Suncor Energy Inc.	6.800%	5/15/38	225	236
	Suncor Energy Inc.	6.500%	6/15/38	300	308
	Suncor Energy Inc.	4.000%	11/15/47	100	76
	Suncor Energy Inc.	3.750%	3/4/51	200	145
	Targa Resources Corp.	4.200%	2/1/33	200	172
	Targa Resources Corp.	4.950%	4/15/52	200	159
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	100	101
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.000%	1/15/28	100	96
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	100	101

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.500%	3/1/30	200	188
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.875%	2/1/31	200	181
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.000%	1/15/32	200	168
TC PipeLines LP	3.900%	5/25/27	50	47
Total Capital International SA	3.461%	7/12/49	200	150
Total Capital International SA	3.127%	5/29/50	100	71
Total Capital International SA	3.386%	6/29/60	200	141
TotalEnergies Capital International SA	3.700%	1/15/24	525	518
TotalEnergies Capital International SA	2.434%	1/10/25	175	167
TotalEnergies Capital International SA	2.829%	1/10/30	300	265
TransCanada PipeLines Ltd.	1.000%	10/12/24	200	185
TransCanada PipeLines Ltd.	4.250%	5/15/28	250	237
TransCanada PipeLines Ltd.	4.100%	4/15/30	400	367
TransCanada PipeLines Ltd.	2.500%	10/12/31	200	159
TransCanada PipeLines Ltd.	4.625%	3/1/34	400	365
TransCanada PipeLines Ltd.	5.600%	3/31/34	150	148
TransCanada PipeLines Ltd.	5.850%	3/15/36	300	296
TransCanada PipeLines Ltd.	4.750%	5/15/38	300	267
TransCanada PipeLines Ltd.	6.100%	6/1/40	200	201
TransCanada PipeLines Ltd.	4.875%	5/15/48	300	263
Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	100	94
Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	200	174
Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	100	83
Valero Energy Corp.	4.350%	6/1/28	137	132
Valero Energy Corp.	7.500%	4/15/32	400	450
Valero Energy Corp.	6.625%	6/15/37	300	321
Valero Energy Corp.	4.900%	3/15/45	150	134
Valero Energy Corp.	3.650%	12/1/51	100	71
Valero Energy Partners LP	4.500%	3/15/28	75	73
Williams Companies Inc.	4.650%	8/15/32	200	187
Williams Companies Inc.	5.300%	8/15/52	200	180
Williams Cos. Inc.	4.550%	6/24/24	400	396
Williams Cos. Inc.	3.900%	1/15/25	681	664
Williams Cos. Inc.	3.750%	6/15/27	300	283
Williams Cos. Inc.	3.500%	11/15/30	300	263
Williams Cos. Inc.	2.600%	3/15/31	200	162
Williams Cos. Inc.	6.300%	4/15/40	100	102
Williams Cos. Inc.	5.800%	11/15/43	100	95
Williams Cos. Inc.	5.400%	3/4/44	400	365
Williams Cos. Inc.	5.750%	6/24/44	100	95
Williams Cos. Inc.	5.100%	9/15/45	200	175
Williams Cos. Inc.	4.850%	3/1/48	150	128
Williams Cos. Inc.	3.500%	10/15/51	200	137
				76,093
Financials (7.9%)
ACE Capital Trust II	9.700%	4/1/30	50	62
Aegon NV	5.500%	4/11/48	200	180
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.650%	10/29/24	500	462
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	250	254
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	125	120
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.450%	10/29/26	750	656
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	300	272
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/15/27	500	465
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	300	271
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/28	750	629
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/30/32	750	586
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.400%	10/29/33	500	380
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.850%	10/29/41	300	212
Affiliated Managers Group Inc.	4.250%	2/15/24	100	99
Affiliated Managers Group Inc.	3.500%	8/1/25	125	120
Affiliated Managers Group Inc.	3.300%	6/15/30	300	250
Aflac Inc.	2.875%	10/15/26	75	70
Aflac Inc.	3.600%	4/1/30	225	204
Aflac Inc.	4.000%	10/15/46	50	38
Aflac Inc.	4.750%	1/15/49	235	210
Air Lease Corp.	4.250%	2/1/24	200	197
Air Lease Corp.	4.250%	9/15/24	75	73
Air Lease Corp.	2.300%	2/1/25	200	186
Air Lease Corp.	3.250%	3/1/25	150	142
Air Lease Corp.	3.375%	7/1/25	250	236
Air Lease Corp.	2.200%	1/15/27	200	175
Air Lease Corp.	3.625%	4/1/27	75	68
Air Lease Corp.	3.625%	12/1/27	200	181
Air Lease Corp.	2.100%	9/1/28	500	408
Air Lease Corp.	4.625%	10/1/28	100	94
Air Lease Corp.	3.250%	10/1/29	100	85
Air Lease Corp.	3.000%	2/1/30	225	188
Air Lease Corp.	3.125%	12/1/30	750	621
Air Lease Corp.	2.875%	1/15/32	200	160
Aircastle Ltd.	4.125%	5/1/24	400	387
Aircastle Ltd.	4.250%	6/15/26	100	94
Alleghany Corp.	3.625%	5/15/30	100	93
Alleghany Corp.	4.900%	9/15/44	100	92
Alleghany Corp.	3.250%	8/15/51	250	177
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	75	72
Allstate Corp.	1.450%	12/15/30	500	381
Allstate Corp.	5.550%	5/9/35	75	77
Allstate Corp.	4.500%	6/15/43	125	111
Allstate Corp.	4.200%	12/15/46	200	166
Allstate Corp.	3.850%	8/10/49	100	78
Allstate Corp.	6.500%	5/15/67	100	97
Ally Financial Inc.	1.450%	10/2/23	511	495
Ally Financial Inc.	3.875%	5/21/24	150	146
Ally Financial Inc.	5.125%	9/30/24	135	134
Ally Financial Inc.	2.200%	11/2/28	450	352
Ally Financial Inc.	8.000%	11/1/31	400	413
American Express Co.	3.400%	2/22/24	225	221
American Express Co.	3.000%	10/30/24	200	194
American Express Co.	3.625%	12/5/24	241	235
American Express Co.	2.250%	3/4/25	200	189
American Express Co.	4.200%	11/6/25	150	148
American Express Co.	3.125%	5/20/26	250	236
American Express Co.	1.650%	11/4/26	525	465
American Express Co.	2.550%	3/4/27	200	182
American Express Co.	3.300%	5/3/27	350	327
American Express Co.	4.050%	12/3/42	67	58
American Financial Group Inc.	5.250%	4/2/30	150	147
American Financial Group Inc.	4.500%	6/15/47	110	88
American International Group Inc.	4.125%	2/15/24	42	42
American International Group Inc.	3.900%	4/1/26	450	435
American International Group Inc.	4.200%	4/1/28	120	114
American International Group Inc.	4.250%	3/15/29	30	28
American International Group Inc.	3.400%	6/30/30	120	106
American International Group Inc.	3.875%	1/15/35	100	87
American International Group Inc.	4.700%	7/10/35	45	40
American International Group Inc.	6.250%	5/1/36	475	501
American International Group Inc.	4.500%	7/16/44	350	303
American International Group Inc.	4.750%	4/1/48	200	179
American International Group Inc.	5.750%	4/1/48	125	119
Ameriprise Financial Inc.	3.700%	10/15/24	187	182
Ameriprise Financial Inc.	3.000%	4/2/25	20	19

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Ameriprise Financial Inc.	2.875%	9/15/26	100	93
Aon Corp.	8.205%	1/1/27	25	26
Aon Corp.	4.500%	12/15/28	100	96
Aon Corp.	3.750%	5/2/29	90	83
Aon Corp.	2.800%	5/15/30	405	346
Aon Corp.	6.250%	9/30/40	100	102
Aon plc	3.500%	6/14/24	250	244
Aon plc	3.875%	12/15/25	125	122
Aon plc	4.600%	6/14/44	175	149
Aon plc	4.750%	5/15/45	100	86
Arch Capital Finance LLC	4.011%	12/15/26	100	96
Arch Capital Finance LLC	5.031%	12/15/46	100	86
Arch Capital Group Ltd.	7.350%	5/1/34	50	55
Arch Capital Group Ltd.	3.635%	6/30/50	200	140
Arch Capital Group US Inc.	5.144%	11/1/43	50	45
Ares Capital Corp.	4.200%	6/10/24	200	193
Ares Capital Corp.	4.250%	3/1/25	105	100
Ares Capital Corp.	3.250%	7/15/25	115	106
Ares Capital Corp.	2.150%	7/15/26	500	424
Ares Capital Corp.	2.875%	6/15/27	224	190
Assurant Inc.	4.200%	9/27/23	74	73
Assurant Inc.	4.900%	3/27/28	100	96
Assurant Inc.	6.750%	2/15/34	9	9
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	49	49
Athene Holding Ltd.	4.125%	1/12/28	200	184
Athene Holding Ltd.	6.150%	4/3/30	210	212
Athene Holding Ltd.	3.500%	1/15/31	500	412
Athene Holding Ltd.	3.950%	5/25/51	200	136
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	250	243
Australia & New Zealand Banking Group Ltd.	5.088%	12/8/25	250	251
AXA SA	8.600%	12/15/30	112	135
AXIS Specialty Finance LLC	3.900%	7/15/29	50	44
AXIS Specialty Finance LLC	4.900%	1/15/40	50	41
AXIS Specialty Finance plc	4.000%	12/6/27	550	510
Banco Santander SA	5.147%	8/18/25	200	198
Banco Santander SA	5.179%	11/19/25	250	247
Banco Santander SA	1.849%	3/25/26	1,000	888
Banco Santander SA	4.250%	4/11/27	600	572
Banco Santander SA	5.294%	8/18/27	200	195
Banco Santander SA	3.800%	2/23/28	200	182
Banco Santander SA	4.379%	4/12/28	200	188
Banco Santander SA	2.958%	3/25/31	600	481
Bank of America Corp.	1.843%	2/4/25	675	647
Bank of America Corp.	0.976%	4/22/25	500	469
Bank of America Corp.	3.093%	10/1/25	350	335
Bank of America Corp.	2.456%	10/22/25	300	283
Bank of America Corp.	1.530%	12/6/25	1,225	1,130
Bank of America Corp.	3.366%	1/23/26	300	286
Bank of America Corp.	2.015%	2/13/26	1,000	927
Bank of America Corp.	4.450%	3/3/26	475	465
Bank of America Corp.	3.384%	4/2/26	582	556
Bank of America Corp.	3.500%	4/19/26	320	306
Bank of America Corp.	1.319%	6/19/26	500	450
Bank of America Corp.	4.250%	10/22/26	725	701
Bank of America Corp.	1.197%	10/24/26	500	445
Bank of America Corp.	3.559%	4/23/27	750	703
Bank of America Corp.	1.734%	7/22/27	500	438
Bank of America Corp.	3.248%	10/21/27	750	693
Bank of America Corp.	4.183%	11/25/27	560	532
Bank of America Corp.	3.824%	1/20/28	1,248	1,165
Bank of America Corp.	2.551%	2/4/28	675	599
Bank of America Corp.	3.705%	4/24/28	350	324
Bank of America Corp.	3.593%	7/21/28	800	737
Bank of America Corp.	6.204%	11/10/28	350	360
Bank of America Corp.	3.419%	12/20/28	1,334	1,210
Bank of America Corp.	3.970%	3/5/29	225	208
Bank of America Corp.	2.087%	6/14/29	1,500	1,262
Bank of America Corp.	4.271%	7/23/29	575	537
Bank of America Corp.	3.974%	2/7/30	150	136
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Bank of America Corp.	3.194%	7/23/30	1,125	968
Bank of America Corp.	2.884%	10/22/30	300	252
Bank of America Corp.	2.496%	2/13/31	750	609
Bank of America Corp.	2.592%	4/29/31	2,000	1,632
Bank of America Corp.	2.687%	4/22/32	500	400
Bank of America Corp.	2.572%	10/20/32	1,500	1,177
Bank of America Corp.	2.972%	2/4/33	925	746
Bank of America Corp.	5.015%	7/22/33	500	474
Bank of America Corp.	6.110%	1/29/37	335	341
Bank of America Corp.	3.846%	3/8/37	570	471
Bank of America Corp.	4.244%	4/24/38	300	257
Bank of America Corp.	7.750%	5/14/38	240	280
Bank of America Corp.	4.078%	4/23/40	550	457
Bank of America Corp.	2.676%	6/19/41	1,000	676
Bank of America Corp.	5.875%	2/7/42	300	303
Bank of America Corp.	3.311%	4/22/42	670	493
Bank of America Corp.	5.000%	1/21/44	615	565
Bank of America Corp.	4.875%	4/1/44	300	271
Bank of America Corp.	4.750%	4/21/45	100	86
Bank of America Corp.	4.443%	1/20/48	100	85
Bank of America Corp.	4.330%	3/15/50	250	206
Bank of America Corp.	4.083%	3/20/51	1,500	1,185
Bank of America Corp.	2.831%	10/24/51	500	310
Bank of America Corp.	3.483%	3/13/52	500	356
Bank of America Corp.	2.972%	7/21/52	400	252
Bank of America NA	6.000%	10/15/36	250	256
Bank of Montreal	3.300%	2/5/24	300	294
Bank of Montreal	2.150%	3/8/24	200	193
Bank of Montreal	2.500%	6/28/24	200	193
Bank of Montreal	0.625%	7/9/24	200	187
Bank of Montreal	1.500%	1/10/25	200	187
Bank of Montreal	1.850%	5/1/25	457	427
Bank of Montreal	3.700%	6/7/25	200	194
Bank of Montreal	2.650%	3/8/27	200	183
Bank of Montreal	4.338%	10/5/28	100	98
Bank of Montreal	3.803%	12/15/32	500	441
Bank of New York Mellon Corp.	3.250%	9/11/24	150	146
Bank of New York Mellon Corp.	2.100%	10/24/24	225	215
Bank of New York Mellon Corp.	3.000%	2/24/25	547	527
Bank of New York Mellon Corp.	5.224%	11/21/25	250	250
Bank of New York Mellon Corp.	2.800%	5/4/26	576	540
Bank of New York Mellon Corp.	2.450%	8/17/26	408	375
Bank of New York Mellon Corp.	2.050%	1/26/27	120	108
Bank of New York Mellon Corp.	3.250%	5/16/27	150	141
Bank of New York Mellon Corp.	3.442%	2/7/28	150	141
Bank of New York Mellon Corp.	5.802%	10/25/28	200	207
Bank of New York Mellon Corp.	3.000%	10/30/28	200	178
Bank of New York Mellon Corp.	3.300%	8/23/29	100	90
Bank of New York Mellon Corp.	2.500%	1/26/32	80	65
Bank of New York Mellon Corp.	5.834%	10/25/33	200	208
Bank of Nova Scotia	3.400%	2/11/24	200	197
Bank of Nova Scotia	5.250%	12/6/24	200	200
Bank of Nova Scotia	1.450%	1/10/25	200	186
Bank of Nova Scotia	2.200%	2/3/25	1,875	1,766
Bank of Nova Scotia	3.450%	4/11/25	200	193
Bank of Nova Scotia	4.500%	12/16/25	300	294
Bank of Nova Scotia	2.700%	8/3/26	100	93
Bank of Nova Scotia	1.300%	9/15/26	500	437
Bank of Nova Scotia	1.950%	2/2/27	200	178
Bank of Nova Scotia	2.450%	2/2/32	200	161
Bank of Nova Scotia	4.588%	5/4/37	200	171
Barclays plc	4.338%	5/16/24	1,000	993
Barclays plc	3.650%	3/16/25	350	336
Barclays plc	3.932%	5/7/25	200	194
Barclays plc	4.375%	1/12/26	300	289
Barclays plc	2.852%	5/7/26	300	279
Barclays plc	5.200%	5/12/26	610	593
Barclays plc	5.304%	8/9/26	500	497
Barclays plc	7.325%	11/2/26	375	389
Barclays plc	4.337%	1/10/28	200	186
Barclays plc	4.836%	5/9/28	400	369

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Barclays plc	5.501%	8/9/28	325	316
	Barclays plc	7.385%	11/2/28	375	390
	Barclays plc	4.972%	5/16/29	500	471
	Barclays plc	5.088%	6/20/30	345	318
	Barclays plc	2.645%	6/24/31	400	312
	Barclays plc	5.746%	8/9/33	325	308
	Barclays plc	7.437%	11/2/33	1,125	1,184
	Barclays plc	3.564%	9/23/35	250	192
	Barclays plc	5.250%	8/17/45	250	225
	Barclays plc	4.950%	1/10/47	200	173
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	140	153
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	195	179
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	750	662
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	180	161
	Berkshire Hathaway Finance Corp.	2.850%	10/15/50	725	488
	Berkshire Hathaway Finance Corp.	3.850%	3/15/52	534	431
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	696
	BGC Partners Inc.	3.750%	10/1/24	105	100
	BlackRock Inc.	3.200%	3/15/27	100	95
	BlackRock Inc.	3.250%	4/30/29	90	83
	BlackRock Inc.	2.400%	4/30/30	380	324
	BlackRock Inc.	2.100%	2/25/32	600	482
	Blackstone Private Credit Fund	2.625%	12/15/26	300	248
	Blackstone Private Credit Fund	3.250%	3/15/27	200	169
	Blackstone Secured Lending Fund	2.750%	9/16/26	500	438
[5]	BNP Paribas SA	3.052%	1/13/31	50	41
	BPCE SA	4.000%	4/15/24	325	319
	BPCE SA	3.375%	12/2/26	250	234
	Brighthouse Financial Inc.	4.700%	6/22/47	173	128
	Brookfield Corp.	4.000%	1/15/25	157	153
	Brookfield Finance Inc.	4.000%	4/1/24	175	172
	Brookfield Finance Inc.	4.250%	6/2/26	50	48
	Brookfield Finance Inc.	3.900%	1/25/28	125	115
	Brookfield Finance Inc.	4.850%	3/29/29	150	143
	Brookfield Finance Inc.	4.350%	4/15/30	205	186
	Brookfield Finance Inc.	4.700%	9/20/47	185	148
	Brookfield Finance LLC / Brookfield Finance Inc.	3.450%	4/15/50	125	79
	Brown & Brown Inc.	4.200%	9/15/24	75	74
	Brown & Brown Inc.	4.500%	3/15/29	75	69
	Brown & Brown Inc.	2.375%	3/15/31	500	381
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	200	195
	Canadian Imperial Bank of Commerce	2.250%	1/28/25	120	113
	Canadian Imperial Bank of Commerce	3.300%	4/7/25	200	192
	Canadian Imperial Bank of Commerce	1.250%	6/22/26	275	242
	Canadian Imperial Bank of Commerce	3.450%	4/7/27	200	188
	Canadian Imperial Bank of Commerce	3.600%	4/7/32	200	176
	Capital One Financial Corp.	3.500%	6/15/23	27	27
	Capital One Financial Corp.	3.900%	1/29/24	250	247
	Capital One Financial Corp.	3.750%	4/24/24	450	442
	Capital One Financial Corp.	3.300%	10/30/24	1,013	978
	Capital One Financial Corp.	4.200%	10/29/25	175	169
	Capital One Financial Corp.	2.636%	3/3/26	243	228
	Capital One Financial Corp.	3.750%	7/28/26	500	472
	Capital One Financial Corp.	3.750%	3/9/27	100	95
	Capital One Financial Corp.	3.650%	5/11/27	800	753
	Capital One Financial Corp.	3.800%	1/31/28	300	281
	Capital One Financial Corp.	3.273%	3/1/30	230	197
	Cboe Global Markets Inc.	3.650%	1/12/27	110	105
	Charles Schwab Corp.	3.550%	2/1/24	400	394
	Charles Schwab Corp.	3.625%	4/1/25	384	374
	Charles Schwab Corp.	3.850%	5/21/25	25	24
	Charles Schwab Corp.	0.900%	3/11/26	300	266
	Charles Schwab Corp.	1.150%	5/13/26	500	445
	Charles Schwab Corp.	3.200%	3/2/27	250	235
	Charles Schwab Corp.	2.450%	3/3/27	245	224
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Charles Schwab Corp.	3.300%	4/1/27	125	118
Charles Schwab Corp.	3.200%	1/25/28	100	93
Charles Schwab Corp.	4.000%	2/1/29	125	119
Charles Schwab Corp.	3.250%	5/22/29	100	91
Charles Schwab Corp.	2.750%	10/1/29	50	44
Charles Schwab Corp.	4.625%	3/22/30	50	49
Charles Schwab Corp.	2.300%	5/13/31	500	409
Chubb Corp.	6.000%	5/11/37	125	133
Chubb Corp.	6.500%	5/15/38	95	106
Chubb INA Holdings Inc.	3.350%	5/15/24	100	98
Chubb INA Holdings Inc.	3.150%	3/15/25	250	241
Chubb INA Holdings Inc.	3.350%	5/3/26	355	340
Chubb INA Holdings Inc.	6.700%	5/15/36	200	221
Chubb INA Holdings Inc.	4.150%	3/13/43	100	84
Chubb INA Holdings Inc.	4.350%	11/3/45	350	304
Chubb INA Holdings Inc.	2.850%	12/15/51	100	67
Chubb INA Holdings Inc.	3.050%	12/15/61	200	130
CI Financial Corp.	4.100%	6/15/51	350	208
Cincinnati Financial Corp.	6.920%	5/15/28	100	107
Cincinnati Financial Corp.	6.125%	11/1/34	75	77
Citigroup Inc.	3.500%	5/15/23	675	672
Citigroup Inc.	4.000%	8/5/24	125	123
Citigroup Inc.	3.875%	3/26/25	350	341
Citigroup Inc.	3.352%	4/24/25	1,575	1,527
Citigroup Inc.	0.981%	5/1/25	225	211
Citigroup Inc.	4.140%	5/24/25	275	271
Citigroup Inc.	4.400%	6/10/25	1,716	1,684
Citigroup Inc.	5.500%	9/13/25	75	75
Citigroup Inc.	1.281%	11/3/25	300	276
Citigroup Inc.	3.700%	1/12/26	275	265
Citigroup Inc.	2.014%	1/25/26	300	278
Citigroup Inc.	4.600%	3/9/26	275	271
Citigroup Inc.	5.610%	9/29/26	200	201
Citigroup Inc.	3.200%	10/21/26	1,025	950
Citigroup Inc.	4.300%	11/20/26	75	72
Citigroup Inc.	4.450%	9/29/27	1,230	1,175
Citigroup Inc.	3.887%	1/10/28	475	444
Citigroup Inc.	3.070%	2/24/28	1,000	902
Citigroup Inc.	4.658%	5/24/28	350	338
Citigroup Inc.	3.668%	7/24/28	900	827
Citigroup Inc.	4.125%	7/25/28	100	93
Citigroup Inc.	3.520%	10/27/28	580	528
Citigroup Inc.	3.980%	3/20/30	475	429
Citigroup Inc.	2.976%	11/5/30	300	252
Citigroup Inc.	2.666%	1/29/31	500	410
Citigroup Inc.	4.412%	3/31/31	750	689
Citigroup Inc.	2.572%	6/3/31	500	404
Citigroup Inc.	6.625%	6/15/32	100	105
Citigroup Inc.	2.520%	11/3/32	475	369
Citigroup Inc.	3.057%	1/25/33	230	186
Citigroup Inc.	3.785%	3/17/33	600	515
Citigroup Inc.	4.910%	5/24/33	220	206
Citigroup Inc.	6.270%	11/17/33	500	516
Citigroup Inc.	6.125%	8/25/36	75	75
Citigroup Inc.	3.878%	1/24/39	225	186
Citigroup Inc.	8.125%	7/15/39	562	691
Citigroup Inc.	5.316%	3/26/41	1,000	964
Citigroup Inc.	5.875%	1/30/42	100	101
Citigroup Inc.	5.300%	5/6/44	375	338
Citigroup Inc.	4.650%	7/30/45	200	172
Citigroup Inc.	4.750%	5/18/46	375	310
Citigroup Inc.	4.650%	7/23/48	450	391
Citizens Bank NA/Providence RI	6.064%	10/24/25	250	253
Citizens Financial Group Inc.	2.850%	7/27/26	175	162
Citizens Financial Group Inc.	2.500%	2/6/30	200	161
Citizens Financial Group Inc.	4.300%	2/11/31	357	327
Citizens Financial Group Inc.	2.638%	9/30/32	125	92
CME Group Inc.	2.650%	3/15/32	500	419
CME Group Inc.	5.300%	9/15/43	200	206
CNA Financial Corp.	3.950%	5/15/24	150	147
CNA Financial Corp.	4.500%	3/1/26	125	123

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CNA Financial Corp.	3.450%	8/15/27	100	93
	CNA Financial Corp.	3.900%	5/1/29	100	91
	CNO Financial Group Inc.	5.250%	5/30/25	250	248
	Comerica Bank	4.000%	7/27/25	50	48
	Cooperatieve Rabobank UA	0.375%	1/12/24	250	238
	Cooperatieve Rabobank UA	3.875%	8/22/24	250	246
	Cooperatieve Rabobank UA	3.375%	5/21/25	666	646
	Cooperatieve Rabobank UA	3.750%	7/21/26	475	447
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	101
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	239
	Cooperatieve Rabobank UA	5.250%	8/4/45	350	316
[5]	Corebridge Financial Inc.	3.500%	4/4/25	500	479
[5]	Corebridge Financial Inc.	3.850%	4/5/29	185	169
[5]	Corebridge Financial Inc.	3.900%	4/5/32	500	438
[5]	Corebridge Financial Inc.	4.350%	4/5/42	100	82
[5]	Corebridge Financial Inc.	4.400%	4/5/52	215	171
	Credit Suisse AG	4.750%	8/9/24	550	525
	Credit Suisse AG	3.625%	9/9/24	575	537
	Credit Suisse Group AG	3.750%	3/26/25	250	226
	Credit Suisse Group AG	4.550%	4/17/26	456	406
	Credit Suisse Group AG	4.875%	5/15/45	375	258
	Deutsche Bank AG	3.700%	5/30/24	548	532
	Deutsche Bank AG	4.500%	4/1/25	200	190
	Deutsche Bank AG	4.100%	1/13/26	100	96
	Deutsche Bank AG	1.686%	3/19/26	500	449
	Deutsche Bank AG	6.119%	7/14/26	1,150	1,144
	Deutsche Bank AG	2.311%	11/16/27	250	212
	Deutsche Bank AG	4.875%	12/1/32	240	200
	Deutsche Bank AG	3.742%	1/7/33	215	154
	Discover Bank	2.450%	9/12/24	150	143
	Discover Bank	3.450%	7/27/26	309	285
	Discover Bank	4.650%	9/13/28	250	234
	Discover Bank	2.700%	2/6/30	100	80
	Discover Financial Services	3.950%	11/6/24	450	438
	Discover Financial Services	3.750%	3/4/25	183	176
	Discover Financial Services	4.500%	1/30/26	428	415
	Discover Financial Services	4.100%	2/9/27	250	235
	Discover Financial Services	6.700%	11/29/32	250	254
	Eaton Vance Corp.	3.500%	4/6/27	100	93
	Enstar Group Ltd.	4.950%	6/1/29	395	361
	Equitable Holdings Inc.	7.000%	4/1/28	75	80
	Equitable Holdings Inc.	4.350%	4/20/28	279	266
	Equitable Holdings Inc.	5.000%	4/20/48	350	307
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	85
	Everest Reinsurance Holdings Inc.	3.125%	10/15/52	500	311
	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	50	47
	Fairfax Financial Holdings Ltd.	4.625%	4/29/30	100	91
[5]	Fairfax Financial Holdings Ltd.	5.625%	8/16/32	200	188
	Fidelity National Financial Inc.	3.400%	6/15/30	100	84
	Fidelity National Financial Inc.	2.450%	3/15/31	500	379
	Fifth Third Bancorp	4.300%	1/16/24	275	272
	Fifth Third Bancorp	3.650%	1/25/24	150	148
	Fifth Third Bancorp	2.375%	1/28/25	349	331
	Fifth Third Bancorp	2.550%	5/5/27	100	90
	Fifth Third Bancorp	1.707%	11/1/27	200	177
	Fifth Third Bancorp	3.950%	3/14/28	75	72
	Fifth Third Bancorp	4.772%	7/28/30	125	119
	Fifth Third Bancorp	8.250%	3/1/38	200	247
	Fifth Third Bank NA	3.950%	7/28/25	200	197
	Fifth Third Bank NA	3.850%	3/15/26	200	191
	Fifth Third Bank NA	2.250%	2/1/27	250	225
	First American Financial Corp.	4.600%	11/15/24	100	98
	First American Financial Corp.	2.400%	8/15/31	200	146
	First Republic Bank	4.375%	8/1/46	75	57
	First-Citizens Bank & Trust Co.	6.125%	3/9/28	75	77
	Franklin Resources Inc.	2.950%	8/12/51	200	124
	FS KKR Capital Corp.	4.625%	7/15/24	25	24
	FS KKR Capital Corp.	4.125%	2/1/25	100	94
	FS KKR Capital Corp.	3.400%	1/15/26	500	444
	GATX Corp.	3.250%	3/30/25	125	119
	GATX Corp.	3.250%	9/15/26	50	47
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
GATX Corp.	3.850%	3/30/27	175	164
GATX Corp.	3.500%	3/15/28	100	91
GATX Corp.	4.550%	11/7/28	150	142
GATX Corp.	4.700%	4/1/29	75	71
GATX Corp.	4.500%	3/30/45	50	39
GATX Corp.	3.100%	6/1/51	200	120
Globe Life Inc.	4.550%	9/15/28	80	78
Goldman Sachs Capital I	6.345%	2/15/34	225	233
Goldman Sachs Group Inc.	3.625%	2/20/24	300	295
Goldman Sachs Group Inc.	4.000%	3/3/24	475	469
Goldman Sachs Group Inc.	3.000%	3/15/24	446	435
Goldman Sachs Group Inc.	3.850%	7/8/24	586	575
Goldman Sachs Group Inc.	3.500%	1/23/25	1,332	1,289
Goldman Sachs Group Inc.	1.757%	1/24/25	300	287
Goldman Sachs Group Inc.	3.500%	4/1/25	50	48
Goldman Sachs Group Inc.	3.750%	5/22/25	825	799
Goldman Sachs Group Inc.	3.272%	9/29/25	550	529
Goldman Sachs Group Inc.	4.250%	10/21/25	200	196
Goldman Sachs Group Inc.	3.750%	2/25/26	200	193
Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,174
Goldman Sachs Group Inc.	1.093%	12/9/26	500	441
Goldman Sachs Group Inc.	5.950%	1/15/27	400	411
Goldman Sachs Group Inc.	3.850%	1/26/27	350	333
Goldman Sachs Group Inc.	1.542%	9/10/27	200	173
Goldman Sachs Group Inc.	1.948%	10/21/27	1,350	1,178
Goldman Sachs Group Inc.	2.640%	2/24/28	1,008	897
Goldman Sachs Group Inc.	3.615%	3/15/28	495	460
Goldman Sachs Group Inc.	3.691%	6/5/28	625	581
Goldman Sachs Group Inc.	4.482%	8/23/28	475	454
Goldman Sachs Group Inc.	3.814%	4/23/29	450	409
Goldman Sachs Group Inc.	4.223%	5/1/29	475	442
Goldman Sachs Group Inc.	3.800%	3/15/30	1,250	1,122
Goldman Sachs Group Inc.	1.992%	1/27/32	1,550	1,180
Goldman Sachs Group Inc.	2.650%	10/21/32	800	631
Goldman Sachs Group Inc.	3.102%	2/24/33	300	245
Goldman Sachs Group Inc.	6.450%	5/1/36	50	52
Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,038
Goldman Sachs Group Inc.	4.017%	10/31/38	405	332
Goldman Sachs Group Inc.	4.411%	4/23/39	500	431
Goldman Sachs Group Inc.	6.250%	2/1/41	675	703
Goldman Sachs Group Inc.	3.210%	4/22/42	1,030	741
Goldman Sachs Group Inc.	3.436%	2/24/43	300	221
Goldman Sachs Group Inc.	4.800%	7/8/44	360	318
Goldman Sachs Group Inc.	5.150%	5/22/45	475	430
Goldman Sachs Group Inc.	4.750%	10/21/45	150	132
Hanover Insurance Group Inc.	4.500%	4/15/26	100	97
Hartford Financial Services Group Inc.	2.800%	8/19/29	350	299
Hartford Financial Services Group Inc.	5.950%	10/15/36	50	50
Hartford Financial Services Group Inc.	6.100%	10/1/41	100	101
Hartford Financial Services Group Inc.	4.300%	4/15/43	175	139
Hartford Financial Services Group Inc.	3.600%	8/19/49	125	90
Hartford Financial Services Group Inc.	2.900%	9/15/51	200	126
HSBC Bank USA NA	7.000%	1/15/39	250	270
HSBC Holdings plc	3.600%	5/25/23	200	199
HSBC Holdings plc	4.250%	3/14/24	250	246
HSBC Holdings plc	3.950%	5/18/24	1,300	1,289
HSBC Holdings plc	3.803%	3/11/25	1,075	1,047
HSBC Holdings plc	4.250%	8/18/25	150	144
HSBC Holdings plc	2.633%	11/7/25	200	188
HSBC Holdings plc	4.300%	3/8/26	1,100	1,064
HSBC Holdings plc	2.999%	3/10/26	300	282
HSBC Holdings plc	1.645%	4/18/26	1,000	903
HSBC Holdings plc	3.900%	5/25/26	450	429
HSBC Holdings plc	2.099%	6/4/26	1,700	1,550
HSBC Holdings plc	4.292%	9/12/26	500	480
HSBC Holdings plc	7.336%	11/3/26	250	260

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
HSBC Holdings plc	4.375%	11/23/26	350	336
HSBC Holdings plc	1.589%	5/24/27	500	431
HSBC Holdings plc	2.251%	11/22/27	725	628
HSBC Holdings plc	4.041%	3/13/28	400	369
HSBC Holdings plc	5.210%	8/11/28	815	785
HSBC Holdings plc	7.390%	11/3/28	250	262
HSBC Holdings plc	4.583%	6/19/29	400	368
HSBC Holdings plc	2.206%	8/17/29	500	404
HSBC Holdings plc	4.950%	3/31/30	250	239
HSBC Holdings plc	3.973%	5/22/30	570	498
HSBC Holdings plc	7.625%	5/17/32	100	103
HSBC Holdings plc	2.871%	11/22/32	1,225	938
HSBC Holdings plc	7.350%	11/27/32	100	98
HSBC Holdings plc	4.762%	3/29/33	300	260
HSBC Holdings plc	5.402%	8/11/33	275	255
HSBC Holdings plc	8.113%	11/3/33	250	265
HSBC Holdings plc	6.500%	5/2/36	600	581
HSBC Holdings plc	6.500%	9/15/37	50	51
HSBC Holdings plc	6.800%	6/1/38	200	198
HSBC Holdings plc	5.250%	3/14/44	750	635
HSBC USA Inc.	3.500%	6/23/24	150	146
Huntington Bancshares Inc.	4.443%	8/4/28	200	190
Huntington Bancshares Inc.	2.550%	2/4/30	250	206
Huntington National Bank	5.699%	11/18/25	250	251
Huntington National Bank	4.270%	11/25/26	150	141
Huntington National Bank	4.552%	5/17/28	250	241
Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	250	238
ING Groep NV	3.550%	4/9/24	200	196
ING Groep NV	3.869%	3/28/26	200	192
ING Groep NV	3.950%	3/29/27	300	283
ING Groep NV	4.017%	3/28/28	200	187
ING Groep NV	4.550%	10/2/28	200	191
ING Groep NV	4.050%	4/9/29	200	184
Intercontinental Exchange Inc.	3.650%	5/23/25	150	147
Intercontinental Exchange Inc.	3.750%	12/1/25	300	292
Intercontinental Exchange Inc.	3.100%	9/15/27	150	139
Intercontinental Exchange Inc.	4.000%	9/15/27	150	145
Intercontinental Exchange Inc.	3.750%	9/21/28	75	71
Intercontinental Exchange Inc.	4.350%	6/15/29	122	118
Intercontinental Exchange Inc.	2.100%	6/15/30	750	612
Intercontinental Exchange Inc.	4.600%	3/15/33	165	158
Intercontinental Exchange Inc.	2.650%	9/15/40	500	348
Intercontinental Exchange Inc.	4.250%	9/21/48	175	147
Intercontinental Exchange Inc.	3.000%	6/15/50	60	40
Intercontinental Exchange Inc.	4.950%	6/15/52	111	103
Intercontinental Exchange Inc.	3.000%	9/15/60	300	187
Intercontinental Exchange Inc.	5.200%	6/15/62	110	104
Invesco Finance plc	4.000%	1/30/24	450	446
Invesco Finance plc	3.750%	1/15/26	170	163
Invesco Finance plc	5.375%	11/30/43	75	70
Jackson Financial Inc.	3.125%	11/23/31	250	193
Janus Henderson US Holdings Inc.	4.875%	8/1/25	75	74
Jefferies Financial Group Inc.	4.850%	1/15/27	200	197
Jefferies Financial Group Inc.	4.150%	1/23/30	300	268
Jefferies Financial Group Inc.	6.250%	1/15/36	75	76
Jefferies Financial Group Inc.	6.500%	1/20/43	75	73
JPMorgan Chase & Co.	3.375%	5/1/23	300	298
JPMorgan Chase & Co.	2.700%	5/18/23	250	248
JPMorgan Chase & Co.	3.875%	2/1/24	445	440
JPMorgan Chase & Co.	3.625%	5/13/24	526	517
JPMorgan Chase & Co.	1.514%	6/1/24	420	413
JPMorgan Chase & Co.	3.875%	9/10/24	575	562
JPMorgan Chase & Co.	3.125%	1/23/25	400	386
JPMorgan Chase & Co.	0.563%	2/16/25	500	472
JPMorgan Chase & Co.	3.220%	3/1/25	600	583
JPMorgan Chase & Co.	0.824%	6/1/25	850	793
JPMorgan Chase & Co.	0.969%	6/23/25	375	350
JPMorgan Chase & Co.	3.900%	7/15/25	362	354
JPMorgan Chase & Co.	2.301%	10/15/25	700	659
JPMorgan Chase & Co.	1.561%	12/10/25	1,300	1,203
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
JPMorgan Chase & Co.	5.546%	12/15/25	450	450
JPMorgan Chase & Co.	3.300%	4/1/26	685	650
JPMorgan Chase & Co.	2.083%	4/22/26	500	464
JPMorgan Chase & Co.	3.200%	6/15/26	300	284
JPMorgan Chase & Co.	2.950%	10/1/26	875	816
JPMorgan Chase & Co.	4.125%	12/15/26	450	435
JPMorgan Chase & Co.	3.960%	1/29/27	500	477
JPMorgan Chase & Co.	1.578%	4/22/27	500	440
JPMorgan Chase & Co.	1.470%	9/22/27	500	432
JPMorgan Chase & Co.	3.625%	12/1/27	1,000	929
JPMorgan Chase & Co.	3.782%	2/1/28	625	585
JPMorgan Chase & Co.	3.540%	5/1/28	350	322
JPMorgan Chase & Co.	3.509%	1/23/29	575	522
JPMorgan Chase & Co.	4.005%	4/23/29	300	278
JPMorgan Chase & Co.	2.069%	6/1/29	625	522
JPMorgan Chase & Co.	4.203%	7/23/29	250	233
JPMorgan Chase & Co.	4.452%	12/5/29	300	282
JPMorgan Chase & Co.	3.702%	5/6/30	300	269
JPMorgan Chase & Co.	4.565%	6/14/30	275	260
JPMorgan Chase & Co.	2.739%	10/15/30	1,500	1,260
JPMorgan Chase & Co.	4.493%	3/24/31	1,050	982
JPMorgan Chase & Co.	2.522%	4/22/31	2,000	1,636
JPMorgan Chase & Co.	2.956%	5/13/31	500	412
JPMorgan Chase & Co.	1.764%	11/19/31	500	379
JPMorgan Chase & Co.	2.580%	4/22/32	500	400
JPMorgan Chase & Co.	2.963%	1/25/33	1,000	813
JPMorgan Chase & Co.	5.717%	9/14/33	1,000	983
JPMorgan Chase & Co.	6.400%	5/15/38	450	488
JPMorgan Chase & Co.	3.882%	7/24/38	500	415
JPMorgan Chase & Co.	5.500%	10/15/40	650	647
JPMorgan Chase & Co.	3.109%	4/22/41	500	363
JPMorgan Chase & Co.	5.600%	7/15/41	275	276
JPMorgan Chase & Co.	5.400%	1/6/42	150	147
JPMorgan Chase & Co.	3.157%	4/22/42	450	327
JPMorgan Chase & Co.	5.625%	8/16/43	300	293
JPMorgan Chase & Co.	4.950%	6/1/45	100	90
JPMorgan Chase & Co.	4.260%	2/22/48	375	308
JPMorgan Chase & Co.	4.032%	7/24/48	500	397
JPMorgan Chase & Co.	3.964%	11/15/48	1,000	783
JPMorgan Chase & Co.	3.897%	1/23/49	400	308
JPMorgan Chase & Co.	3.109%	4/22/51	500	332
JPMorgan Chase & Co.	3.328%	4/22/52	745	513
Kemper Corp.	4.350%	2/15/25	40	39
KeyBank NA	3.300%	6/1/25	403	388
KeyBank NA	5.850%	11/15/27	250	257
KeyCorp	4.150%	10/29/25	150	146
KeyCorp	4.100%	4/30/28	600	570
KeyCorp	2.550%	10/1/29	150	126
Lazard Group LLC	3.750%	2/13/25	50	48
Lazard Group LLC	3.625%	3/1/27	100	93
Lazard Group LLC	4.500%	9/19/28	100	93
Legg Mason Inc.	4.750%	3/15/26	100	100
Legg Mason Inc.	5.625%	1/15/44	120	117
Lincoln National Corp.	3.350%	3/9/25	13	13
Lincoln National Corp.	3.625%	12/12/26	75	70
Lincoln National Corp.	3.800%	3/1/28	100	92
Lincoln National Corp.	3.050%	1/15/30	350	289
Lincoln National Corp.	6.300%	10/9/37	75	74
Lincoln National Corp.	7.000%	6/15/40	160	166
Lloyds Banking Group plc	4.050%	8/16/23	900	894
Lloyds Banking Group plc	3.900%	3/12/24	200	196
Lloyds Banking Group plc	4.450%	5/8/25	200	196
Lloyds Banking Group plc	4.582%	12/10/25	700	676
Lloyds Banking Group plc	3.511%	3/18/26	200	190
Lloyds Banking Group plc	4.650%	3/24/26	575	550
Lloyds Banking Group plc	4.716%	8/11/26	200	195
Lloyds Banking Group plc	3.750%	1/11/27	436	406
Lloyds Banking Group plc	3.750%	3/18/28	200	184
Lloyds Banking Group plc	4.375%	3/22/28	250	237
Lloyds Banking Group plc	4.550%	8/16/28	200	187
Lloyds Banking Group plc	3.574%	11/7/28	200	180

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Lloyds Banking Group plc	7.953%	11/15/33	200	212
Lloyds Banking Group plc	5.300%	12/1/45	450	385
Lloyds Banking Group plc	4.344%	1/9/48	275	201
Loews Corp.	6.000%	2/1/35	50	51
Loews Corp.	4.125%	5/15/43	100	81
Manufacturers & Traders Trust Co.	2.900%	2/6/25	160	153
Manulife Financial Corp.	4.150%	3/4/26	175	170
Manulife Financial Corp.	4.061%	2/24/32	190	173
Manulife Financial Corp.	5.375%	3/4/46	200	193
Markel Corp.	3.500%	11/1/27	50	46
Markel Corp.	3.350%	9/17/29	75	65
Markel Corp.	4.300%	11/1/47	50	39
Markel Corp.	5.000%	5/20/49	150	131
Markel Corp.	4.150%	9/17/50	200	153
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	98
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	97
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	97
Marsh & McLennan Cos. Inc.	2.250%	11/15/30	710	581
Marsh & McLennan Cos. Inc.	4.750%	3/15/39	250	230
Marsh & McLennan Cos. Inc.	4.350%	1/30/47	100	84
Marsh & McLennan Cos. Inc.	4.200%	3/1/48	200	165
Mercury General Corp.	4.400%	3/15/27	75	70
MetLife Inc.	3.600%	4/10/24	175	172
MetLife Inc.	3.000%	3/1/25	250	241
MetLife Inc.	3.600%	11/13/25	400	389
MetLife Inc.	4.550%	3/23/30	500	492
MetLife Inc.	6.500%	12/15/32	175	193
MetLife Inc.	6.375%	6/15/34	100	111
MetLife Inc.	5.875%	2/6/41	590	607
MetLife Inc.	4.125%	8/13/42	175	148
MetLife Inc.	4.875%	11/13/43	355	330
MetLife Inc.	4.721%	12/15/44	63	57
MetLife Inc.	6.400%	12/15/66	210	204
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	100	98
Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	200	196
Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	200	192
Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	250	243
Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	2,000	1,816
Mitsubishi UFJ Financial Group Inc.	5.063%	9/12/25	200	199
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	502
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	229
Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	473
Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	400	347
Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	250	230
Mitsubishi UFJ Financial Group Inc.	2.341%	1/19/28	400	352
Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	200	189
Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	200	188
Mitsubishi UFJ Financial Group Inc.	5.354%	9/13/28	200	198
Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	200	185
Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	175	153
Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	50	41
Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	500	395
Mitsubishi UFJ Financial Group Inc.	2.852%	1/19/33	400	318
Mitsubishi UFJ Financial Group Inc.	4.315%	4/19/33	200	180
Mitsubishi UFJ Financial Group Inc.	5.133%	7/20/33	500	478
Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	50	43
Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	200	162
Mizuho Financial Group Inc.	2.839%	7/16/25	375	357
Mizuho Financial Group Inc.	2.555%	9/13/25	100	94
Mizuho Financial Group Inc.	3.663%	2/28/27	250	232
Mizuho Financial Group Inc.	1.554%	7/9/27	200	174
Mizuho Financial Group Inc.	4.018%	3/5/28	325	306
Mizuho Financial Group Inc.	4.254%	9/11/29	400	369
Mizuho Financial Group Inc.	3.153%	7/16/30	500	428
Mizuho Financial Group Inc.	2.869%	9/13/30	100	83
Mizuho Financial Group Inc.	2.172%	5/22/32	500	380
Morgan Stanley	3.875%	4/29/24	545	537
Morgan Stanley	3.700%	10/23/24	610	596
Morgan Stanley	3.620%	4/17/25	200	195
Morgan Stanley	0.790%	5/30/25	240	224
Morgan Stanley	4.000%	7/23/25	330	322
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Morgan Stanley	1.164%	10/21/25	700	644
Morgan Stanley	5.000%	11/24/25	650	648
Morgan Stanley	3.875%	1/27/26	225	218
Morgan Stanley	2.188%	4/28/26	1,000	928
Morgan Stanley	3.125%	7/27/26	700	653
Morgan Stanley	6.250%	8/9/26	1,796	1,870
Morgan Stanley	4.350%	9/8/26	966	939
Morgan Stanley	6.138%	10/16/26	500	511
Morgan Stanley	0.985%	12/10/26	500	439
Morgan Stanley	3.625%	1/20/27	250	236
Morgan Stanley	3.950%	4/23/27	325	308
Morgan Stanley	1.593%	5/4/27	525	461
Morgan Stanley	2.475%	1/21/28	500	444
Morgan Stanley	4.210%	4/20/28	200	190
Morgan Stanley	3.591%	7/22/28	935	859
Morgan Stanley	6.296%	10/18/28	500	515
Morgan Stanley	3.772%	1/24/29	575	526
Morgan Stanley	4.431%	1/23/30	550	513
Morgan Stanley	2.699%	1/22/31	1,750	1,448
Morgan Stanley	3.622%	4/1/31	600	525
Morgan Stanley	1.794%	2/13/32	500	375
Morgan Stanley	7.250%	4/1/32	150	168
Morgan Stanley	1.928%	4/28/32	200	151
Morgan Stanley	2.239%	7/21/32	500	383
Morgan Stanley	2.511%	10/20/32	600	469
Morgan Stanley	2.943%	1/21/33	500	406
Morgan Stanley	6.342%	10/18/33	750	785
Morgan Stanley	3.971%	7/22/38	375	315
Morgan Stanley	4.457%	4/22/39	250	220
Morgan Stanley	3.217%	4/22/42	325	240
Morgan Stanley	6.375%	7/24/42	600	654
Morgan Stanley	4.300%	1/27/45	650	553
Morgan Stanley	2.802%	1/25/52	940	584
Morgan Stanley Domestic Holdings Inc.	3.800%	8/24/27	75	71
Morgan Stanley Domestic Holdings Inc.	4.500%	6/20/28	65	63
Nasdaq Inc.	3.850%	6/30/26	100	97
Nasdaq Inc.	1.650%	1/15/31	250	191
Nasdaq Inc.	2.500%	12/21/40	200	130
Nasdaq Inc.	3.250%	4/28/50	35	24
Nasdaq Inc.	3.950%	3/7/52	200	153
National Australia Bank Ltd.	5.132%	11/22/24	250	251
National Australia Bank Ltd.	3.375%	1/14/26	100	96
National Australia Bank Ltd.	2.500%	7/12/26	200	184
Natwest Group plc	4.892%	5/18/29	1,000	943
Natwest Group plc	5.076%	1/27/30	200	188
Natwest Group plc	4.445%	5/8/30	700	636
NatWest Group plc	7.472%	11/10/26	200	208
NatWest Group plc	5.516%	9/30/28	200	198
Nomura Holdings Inc.	2.648%	1/16/25	170	161
Nomura Holdings Inc.	5.099%	7/3/25	225	223
Nomura Holdings Inc.	1.851%	7/16/25	300	273
Nomura Holdings Inc.	2.329%	1/22/27	200	175
Nomura Holdings Inc.	5.386%	7/6/27	200	197
Nomura Holdings Inc.	2.172%	7/14/28	200	165
Nomura Holdings Inc.	5.605%	7/6/29	225	221
Nomura Holdings Inc.	3.103%	1/16/30	400	333
Nomura Holdings Inc.	2.679%	7/16/30	250	200
Nomura Holdings Inc.	2.608%	7/14/31	200	154
Northern Trust Corp.	3.950%	10/30/25	150	147
Northern Trust Corp.	4.000%	5/10/27	200	195
Northern Trust Corp.	3.650%	8/3/28	100	95
Northern Trust Corp.	3.375%	5/8/32	50	46
Oaktree Specialty Lending Corp.	3.500%	2/25/25	40	38
Old Republic International Corp.	4.875%	10/1/24	121	120
Old Republic International Corp.	3.875%	8/26/26	100	95
Old Republic International Corp.	3.850%	6/11/51	200	138
ORIX Corp.	3.250%	12/4/24	75	72
ORIX Corp.	3.700%	7/18/27	200	187
Owl Rock Capital Corp.	5.250%	4/15/24	25	25

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Owl Rock Capital Corp.	4.000%	3/30/25	47	44
Owl Rock Capital Corp.	3.750%	7/22/25	180	167
Owl Rock Capital Corp.	3.400%	7/15/26	244	214
Owl Rock Capital Corp.	2.625%	1/15/27	200	165
PartnerRe Finance B LLC	3.700%	7/2/29	95	86
People's United Bank NA	4.000%	7/15/24	100	98
PNC Bank NA	3.300%	10/30/24	706	687
PNC Bank NA	2.950%	2/23/25	293	281
PNC Bank NA	3.250%	6/1/25	169	163
PNC Bank NA	3.100%	10/25/27	250	234
PNC Bank NA	3.250%	1/22/28	150	140
PNC Bank NA	4.050%	7/26/28	250	236
PNC Bank NA	2.700%	10/22/29	150	126
PNC Financial Services Group Inc.	3.500%	1/23/24	100	98
PNC Financial Services Group Inc.	3.900%	4/29/24	125	124
PNC Financial Services Group Inc.	5.671%	10/28/25	200	202
PNC Financial Services Group Inc.	3.150%	5/19/27	450	420
PNC Financial Services Group Inc.	3.450%	4/23/29	500	458
PNC Financial Services Group Inc.	2.550%	1/22/30	425	361
PNC Financial Services Group Inc.	4.626%	6/6/33	200	185
PNC Financial Services Group Inc.	6.037%	10/28/33	255	267
Principal Financial Group Inc.	3.125%	5/15/23	100	99
Principal Financial Group Inc.	3.400%	5/15/25	128	124
Principal Financial Group Inc.	3.100%	11/15/26	100	93
Principal Financial Group Inc.	4.625%	9/15/42	50	42
Principal Financial Group Inc.	4.350%	5/15/43	150	121
Principal Financial Group Inc.	4.300%	11/15/46	195	158
Progressive Corp.	2.450%	1/15/27	150	137
Progressive Corp.	6.625%	3/1/29	125	137
Progressive Corp.	4.350%	4/25/44	50	43
Progressive Corp.	4.125%	4/15/47	290	244
Progressive Corp.	4.200%	3/15/48	115	97
Progressive Corp.	3.950%	3/26/50	180	145
Progressive Corp.	3.700%	3/15/52	100	77
Prospect Capital Corp.	3.364%	11/15/26	200	167
Prudential Financial Inc.	3.878%	3/27/28	163	156
Prudential Financial Inc.	5.750%	7/15/33	100	103
Prudential Financial Inc.	5.700%	12/14/36	125	129
Prudential Financial Inc.	6.625%	12/1/37	65	70
Prudential Financial Inc.	3.000%	3/10/40	50	37
Prudential Financial Inc.	6.625%	6/21/40	65	70
Prudential Financial Inc.	5.100%	8/15/43	50	44
Prudential Financial Inc.	5.200%	3/15/44	85	82
Prudential Financial Inc.	4.600%	5/15/44	525	469
Prudential Financial Inc.	5.375%	5/15/45	250	242
Prudential Financial Inc.	3.905%	12/7/47	182	145
Prudential Financial Inc.	5.700%	9/15/48	250	240
Prudential Financial Inc.	3.935%	12/7/49	363	285
Prudential Financial Inc.	4.350%	2/25/50	210	178
Prudential Financial Inc.	3.700%	10/1/50	200	171
Prudential plc	3.125%	4/14/30	200	174
Raymond James Financial Inc.	4.650%	4/1/30	55	53
Raymond James Financial Inc.	4.950%	7/15/46	210	188
Raymond James Financial Inc.	3.750%	4/1/51	250	182
Regions Bank	6.450%	6/26/37	250	259
Regions Financial Corp.	2.250%	5/18/25	100	94
Reinsurance Group of America Inc.	3.900%	5/15/29	50	46
RenaissanceRe Finance Inc.	3.700%	4/1/25	10	10
RenaissanceRe Finance Inc.	3.450%	7/1/27	75	70
RenaissanceRe Holdings Ltd.	3.600%	4/15/29	75	67
Royal Bank of Canada	0.425%	1/19/24	500	477
Royal Bank of Canada	2.550%	7/16/24	200	193
Royal Bank of Canada	5.660%	10/25/24	200	202
Royal Bank of Canada	2.250%	11/1/24	650	620
Royal Bank of Canada	1.600%	1/21/25	100	94
Royal Bank of Canada	3.375%	4/14/25	200	194
Royal Bank of Canada	4.650%	1/27/26	898	887
Royal Bank of Canada	1.200%	4/27/26	200	178
Royal Bank of Canada	1.400%	11/2/26	500	439
Royal Bank of Canada	2.050%	1/21/27	100	90
Royal Bank of Canada	3.625%	5/4/27	200	190
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Royal Bank of Canada	4.240%	8/3/27	200	195
Royal Bank of Canada	6.000%	11/1/27	200	208
Royal Bank of Canada	2.300%	11/3/31	500	401
Royal Bank of Canada	3.875%	5/4/32	200	182
Santander Holdings USA Inc.	4.500%	7/17/25	1,125	1,100
Santander Holdings USA Inc.	3.244%	10/5/26	900	833
Santander Holdings USA Inc.	4.400%	7/13/27	250	238
Santander Holdings USA Inc.	2.490%	1/6/28	200	172
Santander UK Group Holdings plc	1.532%	8/21/26	600	528
Santander UK Group Holdings plc	1.673%	6/14/27	400	339
Santander UK Group Holdings plc	3.823%	11/3/28	200	178
Santander UK plc	4.000%	3/13/24	200	198
Santander UK plc	2.875%	6/18/24	200	193
Selective Insurance Group Inc.	5.375%	3/1/49	50	43
Sixth Street Specialty Lending Inc.	3.875%	11/1/24	50	48
State Street Corp.	3.100%	5/15/23	400	397
State Street Corp.	3.300%	12/16/24	227	221
State Street Corp.	3.550%	8/18/25	200	195
State Street Corp.	2.354%	11/1/25	125	119
State Street Corp.	2.650%	5/19/26	125	118
State Street Corp.	4.141%	12/3/29	200	189
State Street Corp.	2.400%	1/24/30	150	127
State Street Corp.	3.031%	11/1/34	125	105
Stifel Financial Corp.	4.250%	7/18/24	150	147
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	247
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	243
Sumitomo Mitsui Financial Group Inc.	0.508%	1/12/24	950	904
Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	375	360
Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	320	303
Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	1,500	1,367
Sumitomo Mitsui Financial Group Inc.	0.948%	1/12/26	200	176
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	145
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	115
Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	162
Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	200	187
Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	700	646
Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	300	278
Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	100	94
Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	500	413
Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	475	412
Sumitomo Mitsui Financial Group Inc.	3.202%	9/17/29	150	129
Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	370	310
Sumitomo Mitsui Financial Group Inc.	1.710%	1/12/31	200	150
Sumitomo Mitsui Financial Group Inc.	2.296%	1/12/41	200	125
SVB Financial Group	3.500%	1/29/25	100	96
SVB Financial Group	1.800%	10/28/26	200	175
SVB Financial Group	2.100%	5/15/28	225	187
SVB Financial Group	3.125%	6/5/30	50	41
Synchrony Financial	4.250%	8/15/24	250	244
Synchrony Financial	4.500%	7/23/25	426	409
Synchrony Financial	3.700%	8/4/26	125	115
Synchrony Financial	3.950%	12/1/27	300	268
Toronto-Dominion Bank	0.750%	6/12/23	1,500	1,473
Toronto-Dominion Bank	3.250%	3/11/24	400	392
Toronto-Dominion Bank	2.650%	6/12/24	500	484
Toronto-Dominion Bank	1.250%	12/13/24	825	768

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Toronto-Dominion Bank	1.450%	1/10/25	200	186
	Toronto-Dominion Bank	3.766%	6/6/25	425	412
	Toronto-Dominion Bank	1.150%	6/12/25	200	182
	Toronto-Dominion Bank	0.750%	1/6/26	200	177
	Toronto-Dominion Bank	1.250%	9/10/26	325	284
	Toronto-Dominion Bank	1.950%	1/12/27	200	179
	Toronto-Dominion Bank	4.108%	6/8/27	425	410
	Toronto-Dominion Bank	2.000%	9/10/31	325	256
	Toronto-Dominion Bank	2.450%	1/12/32	850	687
	Toronto-Dominion Bank	4.456%	6/8/32	400	380
	Travelers Cos. Inc.	6.250%	6/15/37	150	163
	Travelers Cos. Inc.	4.300%	8/25/45	150	127
	Travelers Cos. Inc.	4.000%	5/30/47	225	182
	Travelers Cos. Inc.	4.100%	3/4/49	200	163
	Travelers Cos. Inc.	2.550%	4/27/50	500	312
	Trinity Acquisition plc	4.400%	3/15/26	100	97
	Truist Bank	3.200%	4/1/24	500	489
	Truist Bank	2.150%	12/6/24	250	238
	Truist Bank	3.625%	9/16/25	500	481
	Truist Bank	3.300%	5/15/26	200	188
	Truist Financial Corp.	3.700%	6/5/25	175	170
	Truist Financial Corp.	1.200%	8/5/25	200	183
	Truist Financial Corp.	1.125%	8/3/27	500	422
	Truist Financial Corp.	3.875%	3/19/29	200	184
	Truist Financial Corp.	1.887%	6/7/29	500	420
	Truist Financial Corp.	1.950%	6/5/30	100	80
	Truist Financial Corp.	4.916%	7/28/33	200	188
[5]	UBS Group AG	3.126%	8/13/30	50	42
	Unum Group	4.000%	6/15/29	80	72
	Unum Group	5.750%	8/15/42	75	67
	Unum Group	4.500%	12/15/49	100	71
	US Bancorp	3.700%	1/30/24	150	148
	US Bancorp	3.375%	2/5/24	500	491
	US Bancorp	3.950%	11/17/25	25	24
	US Bancorp	3.100%	4/27/26	300	284
	US Bancorp	2.375%	7/22/26	249	230
	US Bancorp	5.727%	10/21/26	525	535
	US Bancorp	3.150%	4/27/27	275	259
	US Bancorp	3.900%	4/26/28	75	72
	US Bancorp	3.000%	7/30/29	240	211
	US Bancorp	2.677%	1/27/33	90	74
	US Bancorp	4.967%	7/22/33	235	223
	US Bancorp	5.850%	10/21/33	525	545
	US Bancorp	2.491%	11/3/36	250	191
	US Bank NA	2.050%	1/21/25	175	166
	US Bank NA	2.800%	1/27/25	625	602
	Voya Financial Inc.	3.650%	6/15/26	250	237
	Voya Financial Inc.	5.700%	7/15/43	75	70
	Voya Financial Inc.	4.800%	6/15/46	40	33
	Voya Financial Inc.	4.700%	1/23/48	100	76
	Wells Fargo & Co.	3.750%	1/24/24	200	197
	Wells Fargo & Co.	1.654%	6/2/24	287	282
	Wells Fargo & Co.	3.000%	2/19/25	425	407
	Wells Fargo & Co.	0.805%	5/19/25	385	360
	Wells Fargo & Co.	2.406%	10/30/25	600	568
	Wells Fargo & Co.	2.164%	2/11/26	500	467
	Wells Fargo & Co.	3.000%	4/22/26	1,275	1,193
	Wells Fargo & Co.	3.908%	4/25/26	400	389
	Wells Fargo & Co.	4.100%	6/3/26	725	701
	Wells Fargo & Co.	4.540%	8/15/26	275	270
	Wells Fargo & Co.	3.000%	10/23/26	675	624
	Wells Fargo & Co.	4.300%	7/22/27	475	457
	Wells Fargo & Co.	3.584%	5/22/28	500	463
	Wells Fargo & Co.	4.808%	7/25/28	975	950
	Wells Fargo & Co.	4.150%	1/24/29	200	188
	Wells Fargo & Co.	2.879%	10/30/30	1,300	1,105
	Wells Fargo & Co.	4.478%	4/4/31	1,250	1,172
	Wells Fargo & Co.	4.897%	7/25/33	975	923
	Wells Fargo & Co.	3.068%	4/30/41	600	429
	Wells Fargo & Co.	5.375%	11/2/43	1,000	931
	Wells Fargo & Co.	5.606%	1/15/44	600	582
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Wells Fargo & Co.	4.650%	11/4/44	325	274
Wells Fargo & Co.	3.900%	5/1/45	250	193
Wells Fargo & Co.	4.900%	11/17/45	250	216
Wells Fargo & Co.	4.400%	6/14/46	300	240
Wells Fargo & Co.	4.750%	12/7/46	350	293
Wells Fargo & Co.	5.013%	4/4/51	1,750	1,557
Wells Fargo & Co.	4.611%	4/25/53	400	340
Wells Fargo Bank NA	5.950%	8/26/36	200	201
Wells Fargo Bank NA	5.850%	2/1/37	300	302
Wells Fargo Bank NA	6.600%	1/15/38	225	244
Westpac Banking Corp.	3.650%	5/15/23	75	75
Westpac Banking Corp.	3.300%	2/26/24	250	246
Westpac Banking Corp.	1.019%	11/18/24	275	256
Westpac Banking Corp.	2.350%	2/19/25	200	190
Westpac Banking Corp.	2.850%	5/13/26	200	187
Westpac Banking Corp.	1.150%	6/3/26	218	193
Westpac Banking Corp.	2.700%	8/19/26	175	162
Westpac Banking Corp.	3.350%	3/8/27	250	235
Westpac Banking Corp.	1.953%	11/20/28	275	234
Westpac Banking Corp.	2.650%	1/16/30	150	130
Westpac Banking Corp.	2.894%	2/4/30	425	390
Westpac Banking Corp.	4.322%	11/23/31	500	469
Westpac Banking Corp.	5.405%	8/10/33	200	187
Westpac Banking Corp.	4.110%	7/24/34	25	21
Westpac Banking Corp.	2.668%	11/15/35	315	234
Westpac Banking Corp.	3.020%	11/18/36	500	370
Westpac Banking Corp.	4.421%	7/24/39	600	497
Westpac Banking Corp.	2.963%	11/16/40	200	132
Willis North America Inc.	3.600%	5/15/24	125	122
Willis North America Inc.	4.500%	9/15/28	100	94
Willis North America Inc.	2.950%	9/15/29	440	370
Willis North America Inc.	5.050%	9/15/48	50	42
Willis North America Inc.	3.875%	9/15/49	90	64
XLIT Ltd.	5.500%	3/31/45	100	95
Zions Bancorp NA	3.250%	10/29/29	250	205
				313,380
Health Care (2.8%)
Abbott Laboratories	3.750%	11/30/26	367	358
Abbott Laboratories	1.150%	1/30/28	100	85
Abbott Laboratories	1.400%	6/30/30	150	119
Abbott Laboratories	4.750%	11/30/36	200	198
Abbott Laboratories	5.300%	5/27/40	250	256
Abbott Laboratories	4.750%	4/15/43	175	168
Abbott Laboratories	4.900%	11/30/46	700	685
AbbVie Inc.	2.800%	3/15/23	100	100
AbbVie Inc.	3.850%	6/15/24	200	197
AbbVie Inc.	2.600%	11/21/24	750	718
AbbVie Inc.	3.600%	5/14/25	411	398
AbbVie Inc.	2.950%	11/21/26	740	690
AbbVie Inc.	4.250%	11/14/28	350	338
AbbVie Inc.	3.200%	11/21/29	1,130	1,019
AbbVie Inc.	4.550%	3/15/35	350	327
AbbVie Inc.	4.500%	5/14/35	495	461
AbbVie Inc.	4.300%	5/14/36	190	172
AbbVie Inc.	4.050%	11/21/39	825	707
AbbVie Inc.	4.625%	10/1/42	50	45
AbbVie Inc.	4.400%	11/6/42	501	435
AbbVie Inc.	4.850%	6/15/44	230	211
AbbVie Inc.	4.750%	3/15/45	200	180
AbbVie Inc.	4.700%	5/14/45	402	359
AbbVie Inc.	4.450%	5/14/46	455	395
AbbVie Inc.	4.875%	11/14/48	350	322
AbbVie Inc.	4.250%	11/21/49	1,025	862
Adventist Health System	2.952%	3/1/29	100	85
Adventist Health System	3.630%	3/1/49	100	71
Advocate Health & Hospitals Corp.	3.829%	8/15/28	50	47
Advocate Health & Hospitals Corp.	2.211%	6/15/30	25	21
Advocate Health & Hospitals Corp.	4.272%	8/15/48	100	83
Advocate Health & Hospitals Corp.	3.387%	10/15/49	75	54
Advocate Health & Hospitals Corp.	3.008%	6/15/50	75	50
Aetna Inc.	3.500%	11/15/24	125	122

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Aetna Inc.	6.625%	6/15/36	130	138
	Aetna Inc.	6.750%	12/15/37	100	107
	Aetna Inc.	4.500%	5/15/42	75	65
	Aetna Inc.	4.125%	11/15/42	75	62
	Aetna Inc.	3.875%	8/15/47	300	232
	Agilent Technologies Inc.	3.050%	9/22/26	75	70
	Agilent Technologies Inc.	2.750%	9/15/29	100	86
	Agilent Technologies Inc.	2.100%	6/4/30	100	81
	AHS Hospital Corp.	5.024%	7/1/45	75	72
	AHS Hospital Corp.	2.780%	7/1/51	150	93
[2]	Allina Health System	3.887%	4/15/49	75	59
	AmerisourceBergen Corp.	3.400%	5/15/24	175	171
	AmerisourceBergen Corp.	3.250%	3/1/25	50	48
	AmerisourceBergen Corp.	3.450%	12/15/27	275	257
	AmerisourceBergen Corp.	2.700%	3/15/31	300	249
	AmerisourceBergen Corp.	4.300%	12/15/47	175	145
	Amgen Inc.	3.625%	5/22/24	500	491
	Amgen Inc.	1.900%	2/21/25	180	169
	Amgen Inc.	2.200%	2/21/27	150	135
	Amgen Inc.	1.650%	8/15/28	200	167
	Amgen Inc.	4.050%	8/18/29	200	187
	Amgen Inc.	2.000%	1/15/32	450	351
	Amgen Inc.	3.350%	2/22/32	500	436
	Amgen Inc.	4.200%	3/1/33	200	186
	Amgen Inc.	3.150%	2/21/40	575	425
	Amgen Inc.	2.800%	8/15/41	450	312
	Amgen Inc.	4.950%	10/1/41	240	220
	Amgen Inc.	5.150%	11/15/41	126	117
	Amgen Inc.	4.400%	5/1/45	450	376
	Amgen Inc.	3.375%	2/21/50	725	507
	Amgen Inc.	4.663%	6/15/51	250	216
	Amgen Inc.	3.000%	1/15/52	806	518
	Amgen Inc.	4.200%	2/22/52	500	401
	Amgen Inc.	4.875%	3/1/53	200	178
	Amgen Inc.	2.770%	9/1/53	172	104
	Anthem Inc.	3.500%	8/15/24	475	463
	Anthem Inc.	3.350%	12/1/24	160	155
	Anthem Inc.	2.375%	1/15/25	100	95
	Anthem Inc.	2.250%	5/15/30	530	440
	Anthem Inc.	2.550%	3/15/31	650	544
	Anthem Inc.	4.100%	5/15/32	200	186
	Anthem Inc.	5.950%	12/15/34	1	1
	Anthem Inc.	5.850%	1/15/36	75	77
	Anthem Inc.	6.375%	6/15/37	50	54
	Anthem Inc.	4.625%	5/15/42	175	159
	Anthem Inc.	4.650%	1/15/43	775	702
	Anthem Inc.	5.100%	1/15/44	100	95
	Anthem Inc.	4.375%	12/1/47	261	225
	Anthem Inc.	4.550%	3/1/48	155	137
	Anthem Inc.	4.550%	5/15/52	200	175
	Anthem Inc.	4.850%	8/15/54	30	25
	Ascension Health	2.532%	11/15/29	350	300
	Ascension Health	3.106%	11/15/39	100	76
	Ascension Health	3.945%	11/15/46	175	146
[2]	Ascension Health	4.847%	11/15/53	75	71
	Astrazeneca Finance LLC	0.700%	5/28/24	250	236
	Astrazeneca Finance LLC	1.200%	5/28/26	200	178
	Astrazeneca Finance LLC	1.750%	5/28/28	200	172
	Astrazeneca Finance LLC	2.250%	5/28/31	200	166
	AstraZeneca plc	3.375%	11/16/25	400	387
	AstraZeneca plc	0.700%	4/8/26	500	440
	AstraZeneca plc	4.000%	1/17/29	200	192
	AstraZeneca plc	1.375%	8/6/30	300	237
	AstraZeneca plc	6.450%	9/15/37	450	508
	AstraZeneca plc	4.000%	9/18/42	290	251
	AstraZeneca plc	4.375%	11/16/45	200	180
	AstraZeneca plc	3.000%	5/28/51	335	237
	Banner Health	2.338%	1/1/30	125	104
	Banner Health	3.181%	1/1/50	75	52
	Baptist Healthcare System Obligated Group	3.540%	8/15/50	250	178
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Baxalta Inc.	4.000%	6/23/25	97	94
	Baxalta Inc.	5.250%	6/23/45	73	69
	Baxter International Inc.	1.322%	11/29/24	200	186
	Baxter International Inc.	1.915%	2/1/27	750	666
	Baxter International Inc.	2.272%	12/1/28	250	213
	Baxter International Inc.	1.730%	4/1/31	300	229
	Baxter International Inc.	2.539%	2/1/32	500	398
	Baxter International Inc.	3.500%	8/15/46	100	71
	Baxter International Inc.	3.132%	12/1/51	200	131
	Baylor Scott & White Holdings	1.777%	11/15/30	100	78
	Baylor Scott & White Holdings	4.185%	11/15/45	100	84
	Baylor Scott & White Holdings	2.839%	11/15/50	350	231
	Becton Dickinson and Co.	3.734%	12/15/24	75	73
	Becton Dickinson and Co.	3.700%	6/6/27	375	355
	Becton Dickinson and Co.	1.957%	2/11/31	500	395
	Becton Dickinson and Co.	4.875%	5/15/44	26	22
	Becton Dickinson and Co.	4.685%	12/15/44	172	153
	Becton Dickinson and Co.	4.669%	6/6/47	300	265
	BHSH System Obligated Group	3.487%	7/15/49	75	54
	Biogen Inc.	4.050%	9/15/25	350	340
	Biogen Inc.	2.250%	5/1/30	400	325
	Biogen Inc.	3.150%	5/1/50	300	198
	Bio-Rad Laboratories Inc.	3.700%	3/15/32	250	214
	Bon Secours Mercy Health Inc.	4.302%	7/1/28	25	24
[2]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	100	89
	Bon Secours Mercy Health Inc.	3.205%	6/1/50	250	161
	Boston Scientific Corp.	3.450%	3/1/24	77	76
	Boston Scientific Corp.	1.900%	6/1/25	550	514
	Boston Scientific Corp.	2.650%	6/1/30	150	129
	Boston Scientific Corp.	4.550%	3/1/39	131	118
	Boston Scientific Corp.	7.375%	1/15/40	50	58
	Boston Scientific Corp.	4.700%	3/1/49	133	120
	Bristol-Myers Squibb Co.	2.900%	7/26/24	675	656
	Bristol-Myers Squibb Co.	3.200%	6/15/26	302	288
	Bristol-Myers Squibb Co.	1.125%	11/13/27	500	427
	Bristol-Myers Squibb Co.	3.450%	11/15/27	210	200
	Bristol-Myers Squibb Co.	3.900%	2/20/28	275	266
	Bristol-Myers Squibb Co.	3.400%	7/26/29	155	144
	Bristol-Myers Squibb Co.	1.450%	11/13/30	200	158
	Bristol-Myers Squibb Co.	2.950%	3/15/32	300	262
	Bristol-Myers Squibb Co.	4.125%	6/15/39	380	339
	Bristol-Myers Squibb Co.	3.250%	8/1/42	100	76
	Bristol-Myers Squibb Co.	4.625%	5/15/44	175	161
	Bristol-Myers Squibb Co.	4.350%	11/15/47	250	221
	Bristol-Myers Squibb Co.	4.550%	2/20/48	233	212
	Bristol-Myers Squibb Co.	4.250%	10/26/49	700	605
	Bristol-Myers Squibb Co.	2.550%	11/13/50	500	316
	Bristol-Myers Squibb Co.	3.700%	3/15/52	720	562
	Bristol-Myers Squibb Co.	3.900%	3/15/62	200	156
	Cardinal Health Inc.	3.079%	6/15/24	290	282
	Cardinal Health Inc.	3.750%	9/15/25	100	97
	Cardinal Health Inc.	4.600%	3/15/43	75	62
	Cardinal Health Inc.	4.500%	11/15/44	50	40
	Cardinal Health Inc.	4.900%	9/15/45	100	85
	Cardinal Health Inc.	4.368%	6/15/47	125	98
	Centene Corp.	4.250%	12/15/27	474	445
	Centene Corp.	2.450%	7/15/28	267	225
	Centene Corp.	4.625%	12/15/29	386	354
	Centene Corp.	3.375%	2/15/30	110	93
	Centene Corp.	3.000%	10/15/30	407	333
	Centene Corp.	2.500%	3/1/31	395	309
	Centene Corp.	2.625%	8/1/31	254	200
	Children's Health System of Texas	2.511%	8/15/50	100	60
	Children's Hospital Corp.	4.115%	1/1/47	75	63
	Children's Hospital Corp.	2.585%	2/1/50	50	30
	Children's Hospital Medical Center	4.268%	5/15/44	50	44
	CHRISTUS Health	4.341%	7/1/28	125	119
	Cigna Corp.	3.500%	6/15/24	175	171
	Cigna Corp.	3.250%	4/15/25	250	241
	Cigna Corp.	4.125%	11/15/25	467	457
	Cigna Corp.	4.500%	2/25/26	390	384

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cigna Corp.	3.400%	3/1/27	275	258
	Cigna Corp.	7.875%	5/15/27	41	45
	Cigna Corp.	4.375%	10/15/28	610	588
	Cigna Corp.	2.400%	3/15/30	265	222
	Cigna Corp.	2.375%	3/15/31	250	204
	Cigna Corp.	4.800%	8/15/38	415	387
	Cigna Corp.	3.200%	3/15/40	150	113
	Cigna Corp.	6.125%	11/15/41	92	95
	Cigna Corp.	4.800%	7/15/46	400	360
	Cigna Corp.	3.875%	10/15/47	170	131
	Cigna Corp.	4.900%	12/15/48	545	495
	Cigna Corp.	3.400%	3/15/50	375	266
	City of Hope	5.623%	11/15/43	75	74
	City of Hope	4.378%	8/15/48	100	83
	Cleveland Clinic Foundation	4.858%	1/1/14	100	86
	CommonSpirit Health	2.760%	10/1/24	100	96
	CommonSpirit Health	2.782%	10/1/30	500	411
[2]	CommonSpirit Health	4.350%	11/1/42	225	189
	CommonSpirit Health	3.817%	10/1/49	50	37
	CommonSpirit Health	4.187%	10/1/49	200	155
	Community Health Network Inc.	3.099%	5/1/50	250	158
	Cottage Health Obligated Group	3.304%	11/1/49	100	71
	CVS Health Corp.	3.375%	8/12/24	275	268
	CVS Health Corp.	3.875%	7/20/25	573	559
	CVS Health Corp.	2.875%	6/1/26	416	389
	CVS Health Corp.	3.000%	8/15/26	450	420
	CVS Health Corp.	1.300%	8/21/27	400	339
	CVS Health Corp.	4.300%	3/25/28	677	655
	CVS Health Corp.	3.250%	8/15/29	360	322
	CVS Health Corp.	1.750%	8/21/30	225	177
	CVS Health Corp.	1.875%	2/28/31	350	274
	CVS Health Corp.	4.875%	7/20/35	125	119
	CVS Health Corp.	4.780%	3/25/38	1,000	916
	CVS Health Corp.	6.125%	9/15/39	75	77
	CVS Health Corp.	4.125%	4/1/40	200	166
	CVS Health Corp.	5.300%	12/5/43	150	141
	CVS Health Corp.	5.125%	7/20/45	525	478
	CVS Health Corp.	5.050%	3/25/48	1,400	1,264
	CVS Health Corp.	4.250%	4/1/50	300	241
	Danaher Corp.	3.350%	9/15/25	100	96
	Danaher Corp.	4.375%	9/15/45	75	67
	Danaher Corp.	2.600%	10/1/50	500	320
	Dartmouth-Hitchcock Health	4.178%	8/1/48	100	78
	DENTSPLY SIRONA Inc.	3.250%	6/1/30	150	124
	DH Europe Finance II Sarl	2.200%	11/15/24	250	238
	DH Europe Finance II Sarl	2.600%	11/15/29	150	131
	DH Europe Finance II Sarl	3.250%	11/15/39	175	140
	Dignity Health	3.812%	11/1/24	100	97
	Dignity Health	4.500%	11/1/42	100	83
	Dignity Health	5.267%	11/1/64	50	43
	Duke University Health System Inc.	3.920%	6/1/47	100	81
	Edwards Lifesciences Corp.	4.300%	6/15/28	100	96
	Elevance Health Inc.	5.500%	10/15/32	250	256
	Eli Lilly & Co.	2.750%	6/1/25	71	68
	Eli Lilly & Co.	3.375%	3/15/29	92	86
	Eli Lilly & Co.	2.500%	9/15/60	250	153
[5]	GE HealthCare Technologies Inc.	5.550%	11/15/24	200	201
[5]	GE HealthCare Technologies Inc.	5.600%	11/15/25	250	252
[5]	GE HealthCare Technologies Inc.	5.650%	11/15/27	200	203
[5]	GE HealthCare Technologies Inc.	5.905%	11/22/32	250	259
	Gilead Sciences Inc.	3.700%	4/1/24	470	462
	Gilead Sciences Inc.	3.650%	3/1/26	575	555
	Gilead Sciences Inc.	2.950%	3/1/27	525	489
	Gilead Sciences Inc.	4.600%	9/1/35	575	545
	Gilead Sciences Inc.	4.000%	9/1/36	350	308
	Gilead Sciences Inc.	5.650%	12/1/41	175	179
	Gilead Sciences Inc.	4.800%	4/1/44	400	369
	Gilead Sciences Inc.	4.750%	3/1/46	455	411
	Gilead Sciences Inc.	2.800%	10/1/50	475	307
	GlaxoSmithKline Capital Inc.	3.625%	5/15/25	604	590
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	375	360
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	85	88
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	619
	GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	87
	GlaxoSmithKline Capital plc	3.375%	6/1/29	25	23
	Hackensack Meridian Health Inc.	2.675%	9/1/41	250	172
	Hackensack Meridian Health Inc.	4.211%	7/1/48	125	104
	Hackensack Meridian Health Inc.	4.500%	7/1/57	50	43
[2]	Hartford HealthCare Corp.	3.447%	7/1/54	75	53
	HCA Inc.	5.000%	3/15/24	425	423
	HCA Inc.	5.375%	2/1/25	250	250
	HCA Inc.	5.250%	4/15/25	320	318
	HCA Inc.	5.250%	6/15/26	325	321
	HCA Inc.	4.500%	2/15/27	125	120
	HCA Inc.	4.125%	6/15/29	405	370
	HCA Inc.	3.500%	9/1/30	500	430
	HCA Inc.	2.375%	7/15/31	400	311
[5]	HCA Inc.	3.625%	3/15/32	250	211
	HCA Inc.	5.125%	6/15/39	200	178
[5]	HCA Inc.	4.375%	3/15/42	250	200
	HCA Inc.	5.500%	6/15/47	425	378
	HCA Inc.	5.250%	6/15/49	400	342
	HCA Inc.	3.500%	7/15/51	200	129
[5]	HCA Inc.	4.625%	3/15/52	300	235
	Humana Inc.	3.850%	10/1/24	326	320
	Humana Inc.	1.350%	2/3/27	200	173
	Humana Inc.	3.950%	3/15/27	150	144
	Humana Inc.	4.875%	4/1/30	135	132
	Humana Inc.	2.150%	2/3/32	200	156
	Humana Inc.	4.625%	12/1/42	110	96
	Humana Inc.	4.950%	10/1/44	270	244
	Humana Inc.	3.950%	8/15/49	40	32
	IHC Health Services Inc.	4.131%	5/15/48	100	82
	Illumina Inc.	2.550%	3/23/31	250	200
	Indiana University Health Inc. Obligated Group	3.970%	11/1/48	125	103
	Iowa Health System	3.665%	2/15/50	125	90
	Johns Hopkins Health System Corp.	3.837%	5/15/46	125	100
	Johnson & Johnson	2.625%	1/15/25	250	241
	Johnson & Johnson	2.450%	3/1/26	350	329
	Johnson & Johnson	2.950%	3/3/27	200	189
	Johnson & Johnson	0.950%	9/1/27	300	259
	Johnson & Johnson	2.900%	1/15/28	100	93
	Johnson & Johnson	1.300%	9/1/30	375	303
	Johnson & Johnson	4.950%	5/15/33	150	156
	Johnson & Johnson	4.375%	12/5/33	175	173
	Johnson & Johnson	3.550%	3/1/36	175	155
	Johnson & Johnson	3.625%	3/3/37	300	267
	Johnson & Johnson	5.950%	8/15/37	200	222
	Johnson & Johnson	2.100%	9/1/40	250	172
	Johnson & Johnson	4.500%	9/1/40	150	143
	Johnson & Johnson	4.850%	5/15/41	75	74
	Johnson & Johnson	4.500%	12/5/43	200	191
	Johnson & Johnson	3.750%	3/3/47	250	211
	Johnson & Johnson	2.250%	9/1/50	400	251
	Kaiser Foundation Hospitals	3.150%	5/1/27	100	93
	Kaiser Foundation Hospitals	2.810%	6/1/41	250	181
	Kaiser Foundation Hospitals	4.875%	4/1/42	235	226
	Kaiser Foundation Hospitals	4.150%	5/1/47	150	127
	Kaiser Foundation Hospitals	3.266%	11/1/49	225	162
	Kaiser Foundation Hospitals	3.002%	6/1/51	250	170
	Koninklijke KPN NV	6.875%	3/11/38	100	106
	Koninklijke Philips NV	5.000%	3/15/42	150	131
	Laboratory Corp. of America Holdings	3.250%	9/1/24	150	145
	Laboratory Corp. of America Holdings	2.300%	12/1/24	100	95
	Laboratory Corp. of America Holdings	3.600%	2/1/25	200	194
	Laboratory Corp. of America Holdings	1.550%	6/1/26	200	177

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Laboratory Corp. of America Holdings	3.600%	9/1/27	100	95
	Laboratory Corp. of America Holdings	2.950%	12/1/29	125	107
	Laboratory Corp. of America Holdings	2.700%	6/1/31	200	166
	Laboratory Corp. of America Holdings	4.700%	2/1/45	195	168
	Mass General Brigham Inc.	3.192%	7/1/49	150	104
	Mass General Brigham Inc.	3.342%	7/1/60	250	168
	Mayo Clinic	3.774%	11/15/43	75	61
	Mayo Clinic	4.128%	11/15/52	50	42
	Mayo Clinic	3.196%	11/15/61	250	165
	McKesson Corp.	3.796%	3/15/24	200	197
	McKesson Corp.	0.900%	12/3/25	500	445
[2]	MedStar Health Inc.	3.626%	8/15/49	75	54
	Medtronic Inc.	4.375%	3/15/35	511	485
	Medtronic Inc.	4.625%	3/15/45	244	227
	Memorial Health Services	3.447%	11/1/49	150	107
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	100	67
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	150	124
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	25	21
	Merck & Co. Inc.	2.750%	2/10/25	740	709
	Merck & Co. Inc.	1.700%	6/10/27	400	355
	Merck & Co. Inc.	3.400%	3/7/29	375	349
	Merck & Co. Inc.	1.450%	6/24/30	210	168
	Merck & Co. Inc.	2.150%	12/10/31	450	368
	Merck & Co. Inc.	6.500%	12/1/33	125	141
	Merck & Co. Inc.	3.900%	3/7/39	200	176
	Merck & Co. Inc.	3.600%	9/15/42	100	82
	Merck & Co. Inc.	4.150%	5/18/43	200	178
	Merck & Co. Inc.	3.700%	2/10/45	525	432
	Merck & Co. Inc.	4.000%	3/7/49	300	257
	Merck & Co. Inc.	2.750%	12/10/51	700	471
	Merck & Co. Inc.	2.900%	12/10/61	375	242
	Methodist Hospital	2.705%	12/1/50	300	187
[2]	Montefiore Obligated Group	5.246%	11/1/48	150	112
	Mount Sinai Hospitals Group Inc.	3.391%	7/1/50	500	337
	MultiCare Health System	2.803%	8/15/50	250	148
	Mylan Inc.	5.400%	11/29/43	100	79
	Mylan Inc.	5.200%	4/15/48	175	131
	New York and Presbyterian Hospital	4.024%	8/1/45	130	108
	New York and Presbyterian Hospital	4.063%	8/1/56	75	60
	New York and Presbyterian Hospital	2.606%	8/1/60	100	56
	New York and Presbyterian Hospital	3.954%	8/1/19	125	87
	Northwell Healthcare Inc.	3.979%	11/1/46	100	76
	Northwell Healthcare Inc.	4.260%	11/1/47	200	160
	Northwell Healthcare Inc.	3.809%	11/1/49	100	71
	Novant Health Inc.	2.637%	11/1/36	250	185
	Novartis Capital Corp.	3.400%	5/6/24	400	392
	Novartis Capital Corp.	1.750%	2/14/25	200	189
	Novartis Capital Corp.	2.000%	2/14/27	525	478
	Novartis Capital Corp.	3.100%	5/17/27	175	166
	Novartis Capital Corp.	2.200%	8/14/30	410	348
	Novartis Capital Corp.	3.700%	9/21/42	100	84
	Novartis Capital Corp.	4.400%	5/6/44	375	348
	Novartis Capital Corp.	4.000%	11/20/45	225	199
	Novartis Capital Corp.	2.750%	8/14/50	75	52
	NY Society for Relief of Ruptured & Crippled Maintaining Hospital Special Surgery	2.667%	10/1/50	10	6
	NYU Langone Hospitals	4.784%	7/1/44	100	89
[2]	NYU Langone Hospitals	4.368%	7/1/47	110	91
	NYU Langone Hospitals	3.380%	7/1/55	200	133
[2]	OhioHealth Corp.	3.042%	11/15/50	100	70
	Orlando Health Obligated Group	4.089%	10/1/48	50	39
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PeaceHealth Obligated Group	4.787%	11/15/48	75	62
	PeaceHealth Obligated Group	3.218%	11/15/50	200	130
	PerkinElmer Inc.	0.850%	9/15/24	250	232
	PerkinElmer Inc.	1.900%	9/15/28	250	207
	PerkinElmer Inc.	3.625%	3/15/51	150	104
	Pfizer Inc.	2.950%	3/15/24	150	147
	Pfizer Inc.	3.600%	9/15/28	200	192
	Pfizer Inc.	3.450%	3/15/29	375	353
	Pfizer Inc.	2.625%	4/1/30	300	263
	Pfizer Inc.	1.700%	5/28/30	225	185
	Pfizer Inc.	1.750%	8/18/31	200	161
	Pfizer Inc.	4.000%	12/15/36	250	228
	Pfizer Inc.	4.100%	9/15/38	150	136
	Pfizer Inc.	3.900%	3/15/39	125	110
	Pfizer Inc.	7.200%	3/15/39	425	516
	Pfizer Inc.	2.550%	5/28/40	200	145
	Pfizer Inc.	4.300%	6/15/43	125	115
	Pfizer Inc.	4.400%	5/15/44	200	186
	Pfizer Inc.	4.125%	12/15/46	250	221
	Pfizer Inc.	4.200%	9/15/48	350	313
	Pfizer Inc.	4.000%	3/15/49	175	152
	Pfizer Inc.	2.700%	5/28/50	450	306
	Pharmacia LLC	6.600%	12/1/28	175	192
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	50	47
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	150	126
[2]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	75	58
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	75	59
	Quest Diagnostics Inc.	4.250%	4/1/24	100	99
	Quest Diagnostics Inc.	3.500%	3/30/25	100	96
	Quest Diagnostics Inc.	3.450%	6/1/26	125	120
	Quest Diagnostics Inc.	4.200%	6/30/29	140	134
	Quest Diagnostics Inc.	2.950%	6/30/30	160	138
	Quest Diagnostics Inc.	2.800%	6/30/31	125	105
	Quest Diagnostics Inc.	5.750%	1/30/40	13	12
	Quest Diagnostics Inc.	4.700%	3/30/45	25	21
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	500	387
	Royalty Pharma plc	1.200%	9/2/25	300	269
	Royalty Pharma plc	2.200%	9/2/30	300	234
	Royalty Pharma plc	3.550%	9/2/50	350	226
	Royalty Pharma plc	3.350%	9/2/51	250	155
	Rush Obligated Group	3.922%	11/15/29	75	68
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	81
	RWJ Barnabas Health Inc.	3.477%	7/1/49	25	18
	Sanofi	3.625%	6/19/28	225	215
	Seattle Children's Hospital	2.719%	10/1/50	200	126
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	575	541
	Smith & Nephew plc	2.032%	10/14/30	300	235
	SSM Health Care Corp.	3.823%	6/1/27	100	94
	Stanford Health Care	3.795%	11/15/48	125	99
	Stryker Corp.	3.375%	5/15/24	213	208
	Stryker Corp.	1.150%	6/15/25	100	91
	Stryker Corp.	3.375%	11/1/25	140	135
	Stryker Corp.	3.500%	3/15/26	183	176
	Stryker Corp.	3.650%	3/7/28	50	48
	Stryker Corp.	4.100%	4/1/43	75	61
	Stryker Corp.	4.375%	5/15/44	50	42
	Sutter Health	1.321%	8/15/25	500	454
	Sutter Health	3.695%	8/15/28	75	69
	Sutter Health	4.091%	8/15/48	75	61
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	405	402
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	400	294
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	610	417
	Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	200	135
	Texas Health Resources	2.328%	11/15/50	300	171
	Thermo Fisher Scientific Inc.	1.215%	10/18/24	250	235
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	1,000	809
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	250	184

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	185	186
	Trinity Health Corp.	4.125%	12/1/45	85	71
	UnitedHealth Group Inc.	3.500%	2/15/24	100	98
	UnitedHealth Group Inc.	2.375%	8/15/24	300	289
	UnitedHealth Group Inc.	5.000%	10/15/24	200	201
	UnitedHealth Group Inc.	3.750%	7/15/25	950	930
	UnitedHealth Group Inc.	5.150%	10/15/25	200	202
	UnitedHealth Group Inc.	3.700%	12/15/25	75	73
	UnitedHealth Group Inc.	3.100%	3/15/26	225	215
	UnitedHealth Group Inc.	3.450%	1/15/27	175	167
	UnitedHealth Group Inc.	3.375%	4/15/27	350	332
	UnitedHealth Group Inc.	3.700%	5/15/27	120	116
	UnitedHealth Group Inc.	2.950%	10/15/27	150	139
	UnitedHealth Group Inc.	5.250%	2/15/28	375	384
	UnitedHealth Group Inc.	3.875%	12/15/28	150	143
	UnitedHealth Group Inc.	2.875%	8/15/29	150	134
	UnitedHealth Group Inc.	5.300%	2/15/30	200	207
	UnitedHealth Group Inc.	2.000%	5/15/30	755	625
	UnitedHealth Group Inc.	2.300%	5/15/31	650	541
	UnitedHealth Group Inc.	4.200%	5/15/32	750	713
	UnitedHealth Group Inc.	5.350%	2/15/33	375	388
	UnitedHealth Group Inc.	4.625%	7/15/35	175	170
	UnitedHealth Group Inc.	6.500%	6/15/37	50	56
	UnitedHealth Group Inc.	6.625%	11/15/37	125	142
	UnitedHealth Group Inc.	6.875%	2/15/38	245	287
	UnitedHealth Group Inc.	3.500%	8/15/39	240	197
	UnitedHealth Group Inc.	2.750%	5/15/40	200	146
	UnitedHealth Group Inc.	5.950%	2/15/41	60	64
	UnitedHealth Group Inc.	3.050%	5/15/41	300	226
	UnitedHealth Group Inc.	4.625%	11/15/41	110	101
	UnitedHealth Group Inc.	4.375%	3/15/42	50	45
	UnitedHealth Group Inc.	3.950%	10/15/42	175	148
	UnitedHealth Group Inc.	4.250%	3/15/43	125	111
	UnitedHealth Group Inc.	4.750%	7/15/45	305	288
	UnitedHealth Group Inc.	4.200%	1/15/47	210	180
	UnitedHealth Group Inc.	4.250%	4/15/47	290	250
	UnitedHealth Group Inc.	4.250%	6/15/48	300	262
	UnitedHealth Group Inc.	4.450%	12/15/48	150	134
	UnitedHealth Group Inc.	3.700%	8/15/49	310	245
	UnitedHealth Group Inc.	3.250%	5/15/51	750	541
	UnitedHealth Group Inc.	5.875%	2/15/53	200	217
	UnitedHealth Group Inc.	3.875%	8/15/59	420	330
	UnitedHealth Group Inc.	3.125%	5/15/60	250	170
	UnitedHealth Group Inc.	6.050%	2/15/63	200	220
	Universal Health Services Inc.	2.650%	10/15/30	300	239
	UPMC	3.600%	4/3/25	125	121
	Utah Acquisition Sub Inc.	3.950%	6/15/26	889	831
	Utah Acquisition Sub Inc.	5.250%	6/15/46	225	171
	Viatris Inc.	1.650%	6/22/25	175	159
	Viatris Inc.	2.300%	6/22/27	175	150
	Viatris Inc.	4.000%	6/22/50	250	155
	WakeMed	3.286%	10/1/52	200	133
[2]	Willis-Knighton Medical Center	4.813%	9/1/48	50	44
	Wyeth LLC	7.250%	3/1/23	250	251
	Wyeth LLC	6.450%	2/1/24	300	305
	Wyeth LLC	6.500%	2/1/34	150	170
	Wyeth LLC	6.000%	2/15/36	85	91
	Wyeth LLC	5.950%	4/1/37	385	416
	Zeneca Wilmington Inc.	7.000%	11/15/23	25	25
	Zimmer Biomet Holdings Inc.	1.450%	11/22/24	200	186
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	250	236
	Zimmer Biomet Holdings Inc.	2.600%	11/24/31	200	162
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	48
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	150	119
	Zoetis Inc.	4.500%	11/13/25	100	100
	Zoetis Inc.	3.000%	9/12/27	150	139
	Zoetis Inc.	3.900%	8/20/28	100	95
	Zoetis Inc.	2.000%	5/15/30	150	122
	Zoetis Inc.	5.600%	11/16/32	250	259
	Zoetis Inc.	4.700%	2/1/43	175	158
	Zoetis Inc.	3.950%	9/12/47	150	121
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Zoetis Inc.	4.450%	8/20/48	75	65
					111,654
Industrials (2.1%)
	3M Co.	3.250%	2/14/24	100	98
	3M Co.	2.000%	2/14/25	150	142
	3M Co.	2.650%	4/15/25	100	96
	3M Co.	3.000%	8/7/25	100	96
	3M Co.	2.250%	9/19/26	150	138
	3M Co.	2.875%	10/15/27	125	116
	3M Co.	3.375%	3/1/29	150	138
	3M Co.	2.375%	8/26/29	360	306
	3M Co.	3.125%	9/19/46	75	52
	3M Co.	3.625%	10/15/47	100	75
	3M Co.	4.000%	9/14/48	250	198
	3M Co.	3.250%	8/26/49	300	210
	3M Co.	3.700%	4/15/50	125	96
	Allegion plc	3.500%	10/1/29	75	65
	Allegion US Holding Co. Inc.	3.550%	10/1/27	175	159
	American Airlines Class A Series 2021-1 Pass Through Trust	2.875%	1/11/36	250	200
[2]	American Airlines Class AA Series 2015-2 Pass Through Trust	3.600%	3/22/29	38	34
[2]	American Airlines Class AA Series 2016-1 Pass Through Trust	3.575%	7/15/29	107	96
[2]	American Airlines Class AA Series 2016-3 Pass Through Trust	3.000%	4/15/30	108	94
[2]	American Airlines Class AA Series 2017-1 Pass Through Trust	3.650%	8/15/30	37	33
[2]	American Airlines Class AA Series 2019-1 Pass Through Trust	3.150%	8/15/33	43	36
	Amphenol Corp.	3.200%	4/1/24	50	49
	Amphenol Corp.	2.050%	3/1/25	40	38
	Amphenol Corp.	4.350%	6/1/29	100	95
	Amphenol Corp.	2.800%	2/15/30	275	235
	Amphenol Corp.	2.200%	9/15/31	100	79
	Block Financial LLC	5.250%	10/1/25	100	100
	Block Financial LLC	3.875%	8/15/30	200	175
	BNSF Funding Trust I	6.613%	12/15/55	65	61
	Boeing Co.	4.508%	5/1/23	625	623
	Boeing Co.	1.875%	6/15/23	200	197
	Boeing Co.	1.950%	2/1/24	250	241
	Boeing Co.	1.433%	2/4/24	500	478
	Boeing Co.	2.800%	3/1/24	75	73
	Boeing Co.	2.850%	10/30/24	100	96
	Boeing Co.	2.500%	3/1/25	145	136
	Boeing Co.	4.875%	5/1/25	795	789
	Boeing Co.	2.196%	2/4/26	1,200	1,091
	Boeing Co.	3.100%	5/1/26	100	94
	Boeing Co.	2.250%	6/15/26	50	45
	Boeing Co.	2.700%	2/1/27	195	176
	Boeing Co.	2.800%	3/1/27	50	45
	Boeing Co.	5.040%	5/1/27	360	356
	Boeing Co.	3.250%	3/1/28	100	90
	Boeing Co.	3.450%	11/1/28	250	224
	Boeing Co.	3.200%	3/1/29	200	176
	Boeing Co.	2.950%	2/1/30	190	161
	Boeing Co.	5.150%	5/1/30	695	678
	Boeing Co.	6.125%	2/15/33	75	76
	Boeing Co.	3.600%	5/1/34	350	279
	Boeing Co.	3.250%	2/1/35	190	144
	Boeing Co.	6.625%	2/15/38	50	52
	Boeing Co.	3.550%	3/1/38	50	37
	Boeing Co.	3.500%	3/1/39	75	54
	Boeing Co.	6.875%	3/15/39	100	105
	Boeing Co.	5.875%	2/15/40	75	72
	Boeing Co.	5.705%	5/1/40	740	704
	Boeing Co.	3.375%	6/15/46	75	49
	Boeing Co.	3.650%	3/1/47	55	37
	Boeing Co.	3.625%	3/1/48	75	50
	Boeing Co.	3.850%	11/1/48	60	41
	Boeing Co.	3.900%	5/1/49	150	106
	Boeing Co.	3.750%	2/1/50	150	103

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Boeing Co.	5.805%	5/1/50	530	493
Boeing Co.	3.825%	3/1/59	200	129
Boeing Co.	3.950%	8/1/59	75	50
Boeing Co.	5.930%	5/1/60	735	675
Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	197
Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	147
Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	96
Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	73
Burlington Northern Santa Fe LLC	3.250%	6/15/27	225	213
Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	136
Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	122
Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	252
Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	225
Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	177
Burlington Northern Santa Fe LLC	4.450%	3/15/43	175	157
Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	122
Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	95
Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	136
Burlington Northern Santa Fe LLC	4.150%	4/1/45	125	107
Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	69
Burlington Northern Santa Fe LLC	3.900%	8/1/46	150	122
Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	106
Burlington Northern Santa Fe LLC	4.050%	6/15/48	375	314
Burlington Northern Santa Fe LLC	4.150%	12/15/48	200	170
Burlington Northern Santa Fe LLC	3.550%	2/15/50	400	308
Burlington Northern Santa Fe LLC	3.050%	2/15/51	200	139
Burlington Northern Santa Fe LLC	2.875%	6/15/52	200	134
Canadian National Railway Co.	2.950%	11/21/24	233	224
Canadian National Railway Co.	6.250%	8/1/34	75	82
Canadian National Railway Co.	6.200%	6/1/36	75	81
Canadian National Railway Co.	6.375%	11/15/37	100	109
Canadian National Railway Co.	3.200%	8/2/46	100	74
Canadian National Railway Co.	2.450%	5/1/50	425	267
Canadian Pacific Railway Co.	2.050%	3/5/30	200	164
Canadian Pacific Railway Co.	7.125%	10/15/31	100	111
Canadian Pacific Railway Co.	2.450%	12/2/31	250	208
Canadian Pacific Railway Co.	5.950%	5/15/37	250	259
Canadian Pacific Railway Co.	3.000%	12/2/41	500	376
Canadian Pacific Railway Co.	3.100%	12/2/51	500	341
Canadian Pacific Railway Co.	6.125%	9/15/15	120	121
Carrier Global Corp.	2.242%	2/15/25	400	377
Carrier Global Corp.	2.493%	2/15/27	250	226
Carrier Global Corp.	2.722%	2/15/30	600	506
Carrier Global Corp.	2.700%	2/15/31	85	70
Carrier Global Corp.	3.377%	4/5/40	300	227
Carrier Global Corp.	3.577%	4/5/50	400	286
Caterpillar Financial Services Corp.	0.950%	1/10/24	200	192
Caterpillar Financial Services Corp.	2.850%	5/17/24	125	122
Caterpillar Financial Services Corp.	3.300%	6/9/24	250	244
Caterpillar Financial Services Corp.	0.600%	9/13/24	200	186
Caterpillar Financial Services Corp.	2.150%	11/8/24	300	286
Caterpillar Financial Services Corp.	3.250%	12/1/24	277	269
Caterpillar Financial Services Corp.	4.900%	1/17/25	200	200
Caterpillar Financial Services Corp.	1.450%	5/15/25	100	93
Caterpillar Financial Services Corp.	3.650%	8/12/25	300	293
Caterpillar Financial Services Corp.	0.800%	11/13/25	400	359
Caterpillar Financial Services Corp.	0.900%	3/2/26	300	268
Caterpillar Financial Services Corp.	2.400%	8/9/26	100	92
Caterpillar Financial Services Corp.	1.150%	9/14/26	200	177
Caterpillar Financial Services Corp.	1.700%	1/8/27	200	180
Caterpillar Financial Services Corp.	3.600%	8/12/27	300	287
Caterpillar Inc.	3.400%	5/15/24	150	147
Caterpillar Inc.	2.600%	9/19/29	200	176
Caterpillar Inc.	2.600%	4/9/30	120	105
Caterpillar Inc.	6.050%	8/15/36	100	109
Caterpillar Inc.	5.200%	5/27/41	150	153
Caterpillar Inc.	3.803%	8/15/42	243	207
Caterpillar Inc.	3.250%	9/19/49	200	152
Caterpillar Inc.	3.250%	4/9/50	200	153
Caterpillar Inc.	4.750%	5/15/64	100	95
Cintas Corp. No. 2	3.700%	4/1/27	175	169
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CNH Industrial Capital LLC	4.200%	1/15/24	90	89
	CNH Industrial Capital LLC	1.450%	7/15/26	200	177
	CNH Industrial NV	3.850%	11/15/27	100	94
[2]	Continental Airlines Class A Series 2012-2 Pass Through Trust	4.000%	4/29/26	28	26
	Crane Co.	4.200%	3/15/48	125	89
	CSX Corp.	3.400%	8/1/24	62	61
	CSX Corp.	3.350%	11/1/25	150	144
	CSX Corp.	3.250%	6/1/27	150	141
	CSX Corp.	3.800%	3/1/28	350	334
	CSX Corp.	4.250%	3/15/29	200	192
	CSX Corp.	2.400%	2/15/30	172	145
	CSX Corp.	4.100%	11/15/32	87	81
	CSX Corp.	6.220%	4/30/40	152	164
	CSX Corp.	5.500%	4/15/41	225	226
	CSX Corp.	4.750%	5/30/42	210	192
	CSX Corp.	4.100%	3/15/44	150	126
	CSX Corp.	4.300%	3/1/48	250	213
	CSX Corp.	4.500%	3/15/49	225	197
	CSX Corp.	3.350%	9/15/49	265	191
	CSX Corp.	4.500%	8/1/54	25	21
	CSX Corp.	4.250%	11/1/66	150	118
	CSX Corp.	4.650%	3/1/68	75	64
	Cummins Inc.	0.750%	9/1/25	400	361
	Cummins Inc.	2.600%	9/1/50	200	125
	Deere & Co.	2.750%	4/15/25	100	96
	Deere & Co.	5.375%	10/16/29	125	129
	Deere & Co.	7.125%	3/3/31	100	115
	Deere & Co.	3.900%	6/9/42	250	222
	Deere & Co.	2.875%	9/7/49	200	143
	Deere & Co.	3.750%	4/15/50	175	148
	Delta Air Lines Class AA Series 2019-1 Pass Through Trust	3.204%	10/25/25	75	73
[2]	Delta Air Lines Class AA Series 2020-1 Pass Through Trust	2.000%	12/10/29	128	109
[2,5]	Delta Air Lines Inc. / SkyMiles IP Ltd.	4.750%	10/20/28	200	188
	Dover Corp.	3.150%	11/15/25	200	190
	Dover Corp.	2.950%	11/4/29	75	65
	Eaton Corp.	3.103%	9/15/27	128	119
	Eaton Corp.	4.150%	3/15/33	236	220
	Eaton Corp.	4.150%	11/2/42	150	128
	Eaton Corp.	4.700%	8/23/52	228	208
	Emerson Electric Co.	2.000%	12/21/28	200	170
	Emerson Electric Co.	1.950%	10/15/30	100	81
	Emerson Electric Co.	2.200%	12/21/31	200	162
	Emerson Electric Co.	2.750%	10/15/50	150	97
	Emerson Electric Co.	2.800%	12/21/51	200	129
	FedEx Corp.	3.250%	4/1/26	100	95
	FedEx Corp.	3.100%	8/5/29	200	176
	FedEx Corp.	4.250%	5/15/30	100	94
	FedEx Corp.	3.900%	2/1/35	200	170
	FedEx Corp.	4.100%	4/15/43	75	58
	FedEx Corp.	4.100%	2/1/45	125	97
	FedEx Corp.	4.750%	11/15/45	250	212
	FedEx Corp.	4.550%	4/1/46	225	183
	FedEx Corp.	4.400%	1/15/47	125	99
	FedEx Corp.	4.050%	2/15/48	200	152
	FedEx Corp.	4.950%	10/17/48	250	219
	FedEx Corp.	5.250%	5/15/50	250	230
	FedEx Corp.	4.500%	2/1/65	60	44
[2]	FedEx Corp. Class AA Series 2020-1 Pass Through Trust	1.875%	8/20/35	447	363
	Fortive Corp.	3.150%	6/15/26	150	140
	Fortive Corp.	4.300%	6/15/46	100	78
	GE Capital Funding LLC	3.450%	5/15/25	445	428
	GE Capital Funding LLC	4.550%	5/15/32	200	190
	General Dynamics Corp.	2.375%	11/15/24	320	305
	General Dynamics Corp.	3.250%	4/1/25	150	145
	General Dynamics Corp.	3.500%	5/15/25	200	195
	General Dynamics Corp.	3.500%	4/1/27	100	96
	General Dynamics Corp.	2.625%	11/15/27	200	182

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Dynamics Corp.	3.750%	5/15/28	200	191
	General Dynamics Corp.	3.625%	4/1/30	200	186
	General Dynamics Corp.	4.250%	4/1/40	150	137
	General Dynamics Corp.	3.600%	11/15/42	100	82
	General Electric Co.	5.875%	1/14/38	560	571
	GXO Logistics Inc.	2.650%	7/15/31	250	185
	Honeywell International Inc.	2.300%	8/15/24	425	408
	Honeywell International Inc.	1.350%	6/1/25	275	254
	Honeywell International Inc.	2.500%	11/1/26	50	46
	Honeywell International Inc.	1.100%	3/1/27	250	218
	Honeywell International Inc.	4.950%	2/15/28	90	91
	Honeywell International Inc.	2.700%	8/15/29	100	89
	Honeywell International Inc.	1.950%	6/1/30	1,000	827
	Honeywell International Inc.	1.750%	9/1/31	250	198
	Honeywell International Inc.	5.000%	2/15/33	197	201
	Honeywell International Inc.	5.700%	3/15/37	200	211
	Honeywell International Inc.	5.375%	3/1/41	150	155
	Hubbell Inc.	3.350%	3/1/26	75	71
	Hubbell Inc.	3.150%	8/15/27	50	46
	Hubbell Inc.	3.500%	2/15/28	175	161
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	100	91
	Huntington Ingalls Industries Inc.	2.043%	8/16/28	200	165
	Huntington Ingalls Industries Inc.	4.200%	5/1/30	200	181
	IDEX Corp.	3.000%	5/1/30	75	65
	Illinois Tool Works Inc.	3.500%	3/1/24	200	197
	Illinois Tool Works Inc.	2.650%	11/15/26	300	279
	Illinois Tool Works Inc.	4.875%	9/15/41	75	73
	Illinois Tool Works Inc.	3.900%	9/1/42	250	213
	JB Hunt Transport Services Inc.	3.875%	3/1/26	200	194
[2]	JetBlue Class A Series 2020-1 Pass Through Trust	4.000%	5/15/34	130	115
[2]	JetBlue Class AA Series 2019-1 Pass Through Trust	2.750%	11/15/33	130	107
	John Deere Capital Corp.	0.900%	1/10/24	300	288
	John Deere Capital Corp.	2.600%	3/7/24	75	73
	John Deere Capital Corp.	2.650%	6/24/24	75	73
	John Deere Capital Corp.	0.625%	9/10/24	200	187
	John Deere Capital Corp.	2.050%	1/9/25	350	332
	John Deere Capital Corp.	1.250%	1/10/25	500	468
	John Deere Capital Corp.	3.450%	3/13/25	300	292
	John Deere Capital Corp.	3.400%	9/11/25	75	73
	John Deere Capital Corp.	0.700%	1/15/26	300	267
	John Deere Capital Corp.	2.650%	6/10/26	100	94
	John Deere Capital Corp.	1.050%	6/17/26	200	177
	John Deere Capital Corp.	2.250%	9/14/26	125	115
	John Deere Capital Corp.	2.350%	3/8/27	200	182
	John Deere Capital Corp.	2.800%	9/8/27	150	138
	John Deere Capital Corp.	4.150%	9/15/27	200	196
	John Deere Capital Corp.	3.050%	1/6/28	100	93
	John Deere Capital Corp.	3.450%	3/7/29	50	46
	John Deere Capital Corp.	2.800%	7/18/29	150	134
	John Deere Capital Corp.	2.450%	1/9/30	325	280
	Johnson Controls International plc	3.625%	7/2/24	126	123
	Johnson Controls International plc	3.900%	2/14/26	37	36
	Johnson Controls International plc	6.000%	1/15/36	39	40
	Johnson Controls International plc	4.625%	7/2/44	175	151
	Johnson Controls International plc	5.125%	9/14/45	14	13
	Johnson Controls International plc	4.500%	2/15/47	100	83
	Johnson Controls International plc	4.950%	7/2/64	72	60
	Johnson Controls International plc / Tyco Fire & Security Finance SCA	2.000%	9/16/31	200	158
	Kansas City Southern	2.875%	11/15/29	100	86
	Kansas City Southern	4.300%	5/15/43	75	62
	Kansas City Southern	4.950%	8/15/45	125	113
	Kansas City Southern	4.700%	5/1/48	225	196
	Kansas City Southern	3.500%	5/1/50	100	71
	Kennametal Inc.	4.625%	6/15/28	120	113
	Keysight Technologies Inc.	4.550%	10/30/24	195	192
	Keysight Technologies Inc.	4.600%	4/6/27	125	122
	Keysight Technologies Inc.	3.000%	10/30/29	100	87
	Kirby Corp.	4.200%	3/1/28	300	273
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	L3Harris Technologies Inc.	3.950%	5/28/24	103	101
	L3Harris Technologies Inc.	3.832%	4/27/25	200	194
	L3Harris Technologies Inc.	3.850%	12/15/26	50	48
	L3Harris Technologies Inc.	4.400%	6/15/28	175	169
	L3Harris Technologies Inc.	4.854%	4/27/35	100	93
	L3Harris Technologies Inc.	5.054%	4/27/45	100	90
	Legrand France SA	8.500%	2/15/25	68	73
	Lennox International Inc.	3.000%	11/15/23	100	98
	Lennox International Inc.	1.700%	8/1/27	50	43
	Lockheed Martin Corp.	3.550%	1/15/26	190	185
	Lockheed Martin Corp.	5.100%	11/15/27	250	256
	Lockheed Martin Corp.	3.900%	6/15/32	100	94
	Lockheed Martin Corp.	5.250%	1/15/33	250	258
	Lockheed Martin Corp.	3.600%	3/1/35	150	133
	Lockheed Martin Corp.	4.500%	5/15/36	100	95
	Lockheed Martin Corp.	6.150%	9/1/36	300	325
	Lockheed Martin Corp.	4.070%	12/15/42	270	233
	Lockheed Martin Corp.	3.800%	3/1/45	100	82
	Lockheed Martin Corp.	4.700%	5/15/46	275	256
	Lockheed Martin Corp.	2.800%	6/15/50	175	119
	Lockheed Martin Corp.	4.090%	9/15/52	331	280
	Lockheed Martin Corp.	4.150%	6/15/53	250	213
	Lockheed Martin Corp.	5.700%	11/15/54	250	265
	Lockheed Martin Corp.	4.300%	6/15/62	125	105
	Lockheed Martin Corp.	5.900%	11/15/63	134	145
[5]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	450	448
	Norfolk Southern Corp.	3.850%	1/15/24	75	74
	Norfolk Southern Corp.	3.650%	8/1/25	50	48
	Norfolk Southern Corp.	2.900%	6/15/26	310	290
	Norfolk Southern Corp.	7.800%	5/15/27	60	66
	Norfolk Southern Corp.	3.150%	6/1/27	125	116
	Norfolk Southern Corp.	3.800%	8/1/28	113	108
	Norfolk Southern Corp.	2.550%	11/1/29	200	171
	Norfolk Southern Corp.	3.000%	3/15/32	200	171
	Norfolk Southern Corp.	4.837%	10/1/41	113	104
	Norfolk Southern Corp.	4.450%	6/15/45	75	64
	Norfolk Southern Corp.	4.650%	1/15/46	75	66
	Norfolk Southern Corp.	4.150%	2/28/48	25	21
	Norfolk Southern Corp.	4.100%	5/15/49	73	59
	Norfolk Southern Corp.	3.400%	11/1/49	75	54
	Norfolk Southern Corp.	3.050%	5/15/50	350	235
	Norfolk Southern Corp.	4.050%	8/15/52	239	192
	Norfolk Southern Corp.	3.155%	5/15/55	438	292
	Norfolk Southern Corp.	4.100%	5/15/21	100	70
	Northrop Grumman Corp.	2.930%	1/15/25	275	264
	Northrop Grumman Corp.	3.200%	2/1/27	150	141
	Northrop Grumman Corp.	3.250%	1/15/28	100	92
	Northrop Grumman Corp.	4.400%	5/1/30	290	279
	Northrop Grumman Corp.	5.150%	5/1/40	90	88
	Northrop Grumman Corp.	5.050%	11/15/40	150	143
	Northrop Grumman Corp.	4.750%	6/1/43	275	254
	Northrop Grumman Corp.	4.030%	10/15/47	380	315
	Northrop Grumman Corp.	5.250%	5/1/50	310	307
	Nvent Finance Sarl	4.550%	4/15/28	100	92
	Oshkosh Corp.	4.600%	5/15/28	185	176
	Oshkosh Corp.	3.100%	3/1/30	60	51
	Otis Worldwide Corp.	2.293%	4/5/27	200	180
	Otis Worldwide Corp.	2.565%	2/15/30	300	252
	Otis Worldwide Corp.	3.112%	2/15/40	400	295
	Otis Worldwide Corp.	3.362%	2/15/50	150	105
	PACCAR Financial Corp.	2.150%	8/15/24	75	72
	PACCAR Financial Corp.	1.800%	2/6/25	60	56
	Parker-Hannifin Corp.	2.700%	6/14/24	110	106
	Parker-Hannifin Corp.	3.650%	6/15/24	225	220
	Parker-Hannifin Corp.	3.300%	11/21/24	290	280
	Parker-Hannifin Corp.	3.250%	3/1/27	125	117
	Parker-Hannifin Corp.	4.250%	9/15/27	215	209
	Parker-Hannifin Corp.	3.250%	6/14/29	75	67
	Parker-Hannifin Corp.	6.250%	5/15/38	150	155

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Parker-Hannifin Corp.	4.450%	11/21/44	200	172
	Parker-Hannifin Corp.	4.000%	6/14/49	215	170
	Precision Castparts Corp.	3.250%	6/15/25	175	169
	Precision Castparts Corp.	4.375%	6/15/45	200	175
	Quanta Services Inc.	2.900%	10/1/30	400	329
	Raytheon Technologies Corp.	3.200%	3/15/24	175	171
	Raytheon Technologies Corp.	3.950%	8/16/25	400	391
	Raytheon Technologies Corp.	3.500%	3/15/27	300	286
	Raytheon Technologies Corp.	3.125%	5/4/27	225	210
	Raytheon Technologies Corp.	7.200%	8/15/27	25	27
	Raytheon Technologies Corp.	4.125%	11/16/28	537	515
	Raytheon Technologies Corp.	2.250%	7/1/30	300	250
	Raytheon Technologies Corp.	1.900%	9/1/31	200	157
	Raytheon Technologies Corp.	2.375%	3/15/32	200	162
	Raytheon Technologies Corp.	5.400%	5/1/35	150	150
	Raytheon Technologies Corp.	6.050%	6/1/36	100	106
	Raytheon Technologies Corp.	6.125%	7/15/38	50	53
	Raytheon Technologies Corp.	4.450%	11/16/38	175	159
	Raytheon Technologies Corp.	4.700%	12/15/41	50	46
	Raytheon Technologies Corp.	4.500%	6/1/42	675	607
	Raytheon Technologies Corp.	4.800%	12/15/43	65	59
	Raytheon Technologies Corp.	4.150%	5/15/45	200	167
	Raytheon Technologies Corp.	3.750%	11/1/46	200	156
	Raytheon Technologies Corp.	4.350%	4/15/47	250	214
	Raytheon Technologies Corp.	4.050%	5/4/47	300	246
	Raytheon Technologies Corp.	4.625%	11/16/48	350	317
	Raytheon Technologies Corp.	3.125%	7/1/50	179	126
	Raytheon Technologies Corp.	2.820%	9/1/51	200	130
	Raytheon Technologies Corp.	3.030%	3/15/52	200	137
	Republic Services Inc.	2.500%	8/15/24	200	192
	Republic Services Inc.	0.875%	11/15/25	500	446
	Republic Services Inc.	6.200%	3/1/40	175	185
	Republic Services Inc.	5.700%	5/15/41	100	102
	Rockwell Automation Inc.	3.500%	3/1/29	100	93
	Rockwell Automation Inc.	1.750%	8/15/31	200	158
	Rockwell Automation Inc.	4.200%	3/1/49	125	107
	Rockwell Automation Inc.	2.800%	8/15/61	200	120
	Ryder System Inc.	3.750%	6/9/23	225	223
	Ryder System Inc.	3.650%	3/18/24	150	147
	Ryder System Inc.	2.500%	9/1/24	50	48
	Ryder System Inc.	4.625%	6/1/25	193	189
	Ryder System Inc.	2.900%	12/1/26	100	91
	Snap-on Inc.	3.250%	3/1/27	50	47
	Snap-on Inc.	4.100%	3/1/48	75	63
	Snap-on Inc.	3.100%	5/1/50	75	53
	Southwest Airlines Co.	5.250%	5/4/25	600	602
	Southwest Airlines Co.	3.000%	11/15/26	100	92
	Southwest Airlines Co.	5.125%	6/15/27	475	470
	Southwest Airlines Co.	3.450%	11/16/27	50	46
	Southwest Airlines Co.	2.625%	2/10/30	100	83
[2]	Spirit Airlines Class A Series 2015-1 Pass Through Trust	4.100%	10/1/29	15	13
	Stanley Black & Decker Inc.	3.400%	3/1/26	100	95
	Stanley Black & Decker Inc.	5.200%	9/1/40	75	71
	Stanley Black & Decker Inc.	4.850%	11/15/48	90	79
	Stanley Black & Decker Inc.	4.000%	3/15/60	400	344
	Textron Inc.	4.000%	3/15/26	200	193
	Textron Inc.	3.650%	3/15/27	250	233
	Textron Inc.	3.900%	9/17/29	225	204
	Timken Co.	3.875%	9/1/24	100	97
	Timken Co.	4.500%	12/15/28	25	24
	Trane Technologies Global Holding Co Ltd.	5.750%	6/15/43	125	123
	Trane Technologies Luxembourg Finance SA	3.550%	11/1/24	375	365
	Trane Technologies Luxembourg Finance SA	3.500%	3/21/26	75	71
	Trane Technologies Luxembourg Finance SA	3.800%	3/21/29	225	207
	Trane Technologies Luxembourg Finance SA	4.500%	3/21/49	75	61
	Trimble Inc.	4.750%	12/1/24	93	92
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Trimble Inc.	4.900%	6/15/28	50	48
	Tyco Electronics Group SA	3.450%	8/1/24	125	122
	Tyco Electronics Group SA	3.125%	8/15/27	200	185
	Tyco Electronics Group SA	2.500%	2/4/32	200	165
	Tyco Electronics Group SA	7.125%	10/1/37	125	143
	Union Pacific Corp.	3.646%	2/15/24	50	49
	Union Pacific Corp.	3.150%	3/1/24	100	98
	Union Pacific Corp.	3.250%	1/15/25	206	200
	Union Pacific Corp.	3.750%	7/15/25	560	545
	Union Pacific Corp.	2.750%	3/1/26	75	71
	Union Pacific Corp.	2.150%	2/5/27	513	463
	Union Pacific Corp.	2.400%	2/5/30	200	171
	Union Pacific Corp.	2.800%	2/14/32	100	86
	Union Pacific Corp.	3.375%	2/1/35	100	85
	Union Pacific Corp.	2.891%	4/6/36	500	396
	Union Pacific Corp.	3.600%	9/15/37	290	246
	Union Pacific Corp.	3.250%	2/5/50	200	146
	Union Pacific Corp.	2.950%	3/10/52	250	170
	Union Pacific Corp.	4.950%	9/9/52	110	106
	Union Pacific Corp.	3.500%	2/14/53	600	453
	Union Pacific Corp.	3.875%	2/1/55	100	79
	Union Pacific Corp.	3.950%	8/15/59	100	79
	Union Pacific Corp.	3.839%	3/20/60	386	300
	Union Pacific Corp.	2.973%	9/16/62	325	208
	Union Pacific Corp.	3.799%	4/6/71	535	395
[2]	United Airlines Class A Series 2013-1 Pass Through Trust	4.300%	2/15/27	45	42
[2]	United Airlines Class A Series 2014-1 Pass Through Trust	4.000%	10/11/27	59	54
[2]	United Airlines Class A Series 2016-1 Pass Through Trust	3.450%	1/7/30	37	31
[2]	United Airlines Class A Series 2016-2 Pass Through Trust	3.100%	4/7/30	37	29
[2]	United Airlines Class A Series 2020-1 Pass Through Trust	5.875%	4/15/29	545	537
[2]	United Airlines Class AA Series 2015-1 Pass Through Trust	3.450%	6/1/29	120	107
[2]	United Airlines Class AA Series 2016-1 Pass Through Trust	3.100%	1/7/30	295	260
[2]	United Airlines Class AA Series 2016-2 Pass Through Trust	2.875%	4/7/30	55	47
[2]	United Airlines Class AA Series 2019-1 Pass Through Trust	4.150%	2/25/33	155	136
[2]	United Airlines Class AA Series 2019-2 Pass Through Trust	2.700%	11/1/33	88	71
[2]	United Airlines Class B Series 2020-1 Pass Through Trust	4.875%	7/15/27	152	143
	United Parcel Service Inc.	2.800%	11/15/24	186	179
	United Parcel Service Inc.	3.900%	4/1/25	300	296
	United Parcel Service Inc.	2.400%	11/15/26	399	371
	United Parcel Service Inc.	3.400%	3/15/29	100	93
	United Parcel Service Inc.	2.500%	9/1/29	100	87
	United Parcel Service Inc.	6.200%	1/15/38	173	192
	United Parcel Service Inc.	5.200%	4/1/40	255	255
	United Parcel Service Inc.	4.875%	11/15/40	75	73
	United Parcel Service Inc.	3.625%	10/1/42	100	83
	United Parcel Service Inc.	3.400%	11/15/46	110	85
	United Parcel Service Inc.	4.250%	3/15/49	125	111
	United Parcel Service Inc.	3.400%	9/1/49	200	154
	United Parcel Service Inc.	5.300%	4/1/50	300	313
	Valmont Industries Inc.	5.000%	10/1/44	150	129
	Valmont Industries Inc.	5.250%	10/1/54	75	64
	Waste Connections Inc.	4.250%	12/1/28	51	49
	Waste Connections Inc.	3.500%	5/1/29	200	183
	Waste Connections Inc.	2.600%	2/1/30	139	118
	Waste Connections Inc.	2.200%	1/15/32	200	159
	Waste Connections Inc.	3.050%	4/1/50	75	51
	Waste Connections Inc.	2.950%	1/15/52	200	133
	Waste Management Inc.	0.750%	11/15/25	100	90
	Waste Management Inc.	3.150%	11/15/27	125	117
	Waste Management Inc.	1.500%	3/15/31	200	156
	Waste Management Inc.	2.950%	6/1/41	200	148
	Waste Management Inc.	2.500%	11/15/50	200	125

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Westinghouse Air Brake Technologies Corp.	4.400%	3/15/24	275	270
Westinghouse Air Brake Technologies Corp.	3.200%	6/15/25	360	339
Westinghouse Air Brake Technologies Corp.	4.950%	9/15/28	175	168
WW Grainger Inc.	1.850%	2/15/25	75	70
WW Grainger Inc.	3.750%	5/15/46	75	59
WW Grainger Inc.	4.200%	5/15/47	75	63
Xylem Inc.	3.250%	11/1/26	100	94
Xylem Inc.	1.950%	1/30/28	100	86
Xylem Inc.	2.250%	1/30/31	100	81
Xylem Inc.	4.375%	11/1/46	100	83
				80,781
Materials (0.8%)
Air Products and Chemicals Inc.	3.350%	7/31/24	200	195
Air Products and Chemicals Inc.	2.050%	5/15/30	200	167
Air Products and Chemicals Inc.	2.700%	5/15/40	200	150
Air Products and Chemicals Inc.	2.800%	5/15/50	200	139
Albemarle Corp.	5.450%	12/1/44	75	69
Albemarle Corp.	5.650%	6/1/52	300	274
Amcor Flexibles North America Inc.	4.000%	5/17/25	91	89
Amcor Flexibles North America Inc.	3.100%	9/15/26	50	46
Amcor Flexibles North America Inc.	2.630%	6/19/30	125	101
Amcor Flexibles North America Inc.	2.690%	5/25/31	200	163
AngloGold Ashanti Holdings plc	3.375%	11/1/28	200	175
AngloGold Ashanti Holdings plc	3.750%	10/1/30	200	175
ArcelorMittal SA	4.550%	3/11/26	100	97
ArcelorMittal SA	6.550%	11/29/27	200	202
ArcelorMittal SA	4.250%	7/16/29	100	89
ArcelorMittal SA	6.800%	11/29/32	180	179
ArcelorMittal SA	7.000%	10/15/39	100	101
ArcelorMittal SA	6.750%	3/1/41	100	97
Avery Dennison Corp.	4.875%	12/6/28	75	73
Barrick Gold Corp.	6.450%	10/15/35	75	78
Barrick North America Finance LLC	5.700%	5/30/41	450	453
Barrick North America Finance LLC	5.750%	5/1/43	150	151
Berry Global Inc.	0.950%	2/15/24	200	190
Berry Global Inc.	1.570%	1/15/26	400	357
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	131
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	558
Cabot Corp.	4.000%	7/1/29	55	49
Carlisle Cos. Inc.	3.500%	12/1/24	50	48
Carlisle Cos. Inc.	3.750%	12/1/27	125	117
Carlisle Cos. Inc.	2.750%	3/1/30	150	125
Celanese U.S. Holdings LLC	6.330%	7/15/29	200	195
Celanese U.S. Holdings LLC	6.379%	7/15/32	200	191
Celanese US Holdings LLC	3.500%	5/8/24	100	97
Celanese US Holdings LLC	5.900%	7/5/24	200	200
Celanese US Holdings LLC	6.050%	3/15/25	300	299
Celanese US Holdings LLC	6.165%	7/15/27	400	395
Celulosa Arauco y Constitucion SA	3.875%	11/2/27	300	281
Celulosa Arauco y Constitucion SA	5.500%	11/2/47	200	178
CF Industries Inc.	5.150%	3/15/34	200	189
CF Industries Inc.	4.950%	6/1/43	150	128
CF Industries Inc.	5.375%	3/15/44	100	90
Dow Chemical Co.	4.550%	11/30/25	10	10
Dow Chemical Co.	4.800%	11/30/28	225	222
Dow Chemical Co.	2.100%	11/15/30	400	322
Dow Chemical Co.	4.250%	10/1/34	106	95
Dow Chemical Co.	9.400%	5/15/39	203	268
Dow Chemical Co.	5.250%	11/15/41	100	94
Dow Chemical Co.	4.625%	10/1/44	200	166
Dow Chemical Co.	5.550%	11/30/48	100	94
Dow Chemical Co.	6.900%	5/15/53	150	164
DuPont de Nemours Inc.	4.493%	11/15/25	350	344
DuPont de Nemours Inc.	4.725%	11/15/28	425	419
DuPont de Nemours Inc.	5.319%	11/15/38	300	291
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
DuPont de Nemours Inc.	5.419%	11/15/48	375	358
Eastman Chemical Co.	3.800%	3/15/25	200	194
Eastman Chemical Co.	4.800%	9/1/42	225	191
Eastman Chemical Co.	4.650%	10/15/44	150	124
Ecolab Inc.	2.700%	11/1/26	200	186
Ecolab Inc.	1.650%	2/1/27	100	89
Ecolab Inc.	3.250%	12/1/27	100	93
Ecolab Inc.	5.250%	1/15/28	200	204
Ecolab Inc.	4.800%	3/24/30	300	298
Ecolab Inc.	1.300%	1/30/31	500	381
Ecolab Inc.	2.125%	2/1/32	100	80
Ecolab Inc.	2.700%	12/15/51	100	63
Ecolab Inc.	2.750%	8/18/55	100	60
EI du Pont de Nemours and Co.	1.700%	7/15/25	100	92
EI du Pont de Nemours and Co.	2.300%	7/15/30	100	84
Fibria Overseas Finance Ltd.	4.000%	1/14/25	150	146
FMC Corp.	4.100%	2/1/24	250	246
FMC Corp.	3.200%	10/1/26	50	47
FMC Corp.	3.450%	10/1/29	100	88
FMC Corp.	4.500%	10/1/49	100	80
Freeport-McMoRan Inc.	4.550%	11/14/24	100	99
Freeport-McMoRan Inc.	5.000%	9/1/27	200	195
Freeport-McMoRan Inc.	4.125%	3/1/28	100	93
Freeport-McMoRan Inc.	4.375%	8/1/28	100	94
Freeport-McMoRan Inc.	5.250%	9/1/29	100	96
Freeport-McMoRan Inc.	4.250%	3/1/30	100	91
Freeport-McMoRan Inc.	4.625%	8/1/30	200	187
Freeport-McMoRan Inc.	5.400%	11/14/34	100	94
Freeport-McMoRan Inc.	5.450%	3/15/43	400	360
Georgia-Pacific LLC	8.000%	1/15/24	250	257
Georgia-Pacific LLC	7.375%	12/1/25	100	106
Georgia-Pacific LLC	8.875%	5/15/31	250	306
Huntsman International LLC	2.950%	6/15/31	100	78
International Flavors & Fragrances Inc.	4.450%	9/26/28	50	47
International Flavors & Fragrances Inc.	4.375%	6/1/47	90	70
International Flavors & Fragrances Inc.	5.000%	9/26/48	100	86
International Paper Co.	5.000%	9/15/35	100	95
International Paper Co.	4.800%	6/15/44	200	174
International Paper Co.	4.400%	8/15/47	200	165
Kinross Gold Corp.	5.950%	3/15/24	75	75
Kinross Gold Corp.	4.500%	7/15/27	25	24
Linde Inc.	2.650%	2/5/25	147	141
Linde Inc.	4.700%	12/5/25	200	200
Linde Inc.	1.100%	8/10/30	500	384
Linde Inc.	3.550%	11/7/42	50	40
LYB International Finance BV	5.250%	7/15/43	200	176
LYB International Finance III LLC	1.250%	10/1/25	491	439
LYB International Finance III LLC	3.375%	10/1/40	200	142
LYB International Finance III LLC	4.200%	10/15/49	135	101
LYB International Finance III LLC	3.625%	4/1/51	400	268
LyondellBasell Industries NV	4.625%	2/26/55	425	334
Martin Marietta Materials Inc.	4.250%	7/2/24	100	99
Martin Marietta Materials Inc.	3.450%	6/1/27	50	46
Martin Marietta Materials Inc.	3.500%	12/15/27	100	93
Martin Marietta Materials Inc.	2.500%	3/15/30	100	83
Martin Marietta Materials Inc.	2.400%	7/15/31	150	120
Martin Marietta Materials Inc.	4.250%	12/15/47	175	142
Martin Marietta Materials Inc.	3.200%	7/15/51	220	149
Mosaic Co.	4.050%	11/15/27	200	189
Mosaic Co.	5.450%	11/15/33	100	97
Mosaic Co.	4.875%	11/15/41	50	43
Mosaic Co.	5.625%	11/15/43	100	93
Newmont Corp.	2.800%	10/1/29	150	128
Newmont Corp.	2.250%	10/1/30	200	161
Newmont Corp.	2.600%	7/15/32	200	159
Newmont Corp.	5.875%	4/1/35	100	101
Newmont Corp.	6.250%	10/1/39	225	236
Newmont Corp.	5.450%	6/9/44	200	189
Nucor Corp.	2.000%	6/1/25	100	93

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Nucor Corp.	3.950%	5/1/28	100	94
Nucor Corp.	2.700%	6/1/30	100	85
Nucor Corp.	3.125%	4/1/32	100	85
Nucor Corp.	2.979%	12/15/55	300	186
Nutrien Ltd.	3.000%	4/1/25	250	238
Nutrien Ltd.	5.950%	11/7/25	200	204
Nutrien Ltd.	4.000%	12/15/26	50	49
Nutrien Ltd.	2.950%	5/13/30	175	150
Nutrien Ltd.	4.125%	3/15/35	250	216
Nutrien Ltd.	5.625%	12/1/40	275	266
Nutrien Ltd.	4.900%	6/1/43	50	44
Nutrien Ltd.	5.250%	1/15/45	191	174
Nutrien Ltd.	5.000%	4/1/49	100	90
Owens Corning	3.400%	8/15/26	200	187
Owens Corning	3.950%	8/15/29	100	91
Owens Corning	3.875%	6/1/30	50	44
Owens Corning	4.300%	7/15/47	200	156
Owens Corning	4.400%	1/30/48	75	58
Packaging Corp. of America	3.400%	12/15/27	100	92
Packaging Corp. of America	3.000%	12/15/29	140	120
Packaging Corp. of America	4.050%	12/15/49	90	69
Packaging Corp. of America	3.050%	10/1/51	200	128
PPG Industries Inc.	2.400%	8/15/24	200	191
PPG Industries Inc.	2.550%	6/15/30	300	251
Reliance Steel & Aluminum Co.	1.300%	8/15/25	200	181
Reliance Steel & Aluminum Co.	2.150%	8/15/30	200	158
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	241
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	83
Rio Tinto Finance USA Ltd.	2.750%	11/2/51	350	232
Rio Tinto Finance USA plc	4.750%	3/22/42	150	141
Rio Tinto Finance USA plc	4.125%	8/21/42	250	216
Rohm and Haas Co.	7.850%	7/15/29	125	139
RPM International Inc.	3.750%	3/15/27	50	47
RPM International Inc.	4.250%	1/15/48	200	150
Sherwin-Williams Co.	3.125%	6/1/24	325	316
Sherwin-Williams Co.	3.450%	8/1/25	225	216
Sherwin-Williams Co.	4.250%	8/8/25	200	197
Sherwin-Williams Co.	3.950%	1/15/26	200	195
Sherwin-Williams Co.	3.450%	6/1/27	100	94
Sherwin-Williams Co.	2.950%	8/15/29	200	175
Sherwin-Williams Co.	2.300%	5/15/30	100	82
Sherwin-Williams Co.	4.000%	12/15/42	100	79
Sherwin-Williams Co.	4.550%	8/1/45	90	76
Sherwin-Williams Co.	4.500%	6/1/47	300	252
Sherwin-Williams Co.	3.300%	5/15/50	100	69
Sherwin-Williams Co.	2.900%	3/15/52	100	63
Sonoco Products Co.	2.250%	2/1/27	500	443
Sonoco Products Co.	3.125%	5/1/30	105	90
Southern Copper Corp.	3.875%	4/23/25	50	49
Southern Copper Corp.	7.500%	7/27/35	100	116
Southern Copper Corp.	6.750%	4/16/40	325	363
Southern Copper Corp.	5.250%	11/8/42	300	288
Southern Copper Corp.	5.875%	4/23/45	200	205
Steel Dynamics Inc.	2.400%	6/15/25	100	94
Steel Dynamics Inc.	3.450%	4/15/30	125	110
Steel Dynamics Inc.	3.250%	1/15/31	100	86
Steel Dynamics Inc.	3.250%	10/15/50	200	130
Suzano Austria GmbH	6.000%	1/15/29	400	399
Suzano Austria GmbH	5.000%	1/15/30	200	188
Suzano Austria GmbH	3.750%	1/15/31	200	167
Suzano Austria GmbH	3.125%	1/15/32	125	98
Teck Resources Ltd.	3.900%	7/15/30	100	90
Teck Resources Ltd.	6.000%	8/15/40	48	46
Vale Overseas Ltd.	6.250%	8/10/26	200	207
Vale Overseas Ltd.	3.750%	7/8/30	100	88
Vale Overseas Ltd.	8.250%	1/17/34	50	59
Vale Overseas Ltd.	6.875%	11/21/36	310	328
Vale Overseas Ltd.	6.875%	11/10/39	450	475
Vale SA	5.625%	9/11/42	75	71
Vulcan Materials Co.	4.500%	4/1/25	200	198
Vulcan Materials Co.	3.500%	6/1/30	150	132
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Vulcan Materials Co.	4.500%	6/15/47	125	104
Westlake Corp.	3.600%	8/15/26	300	282
Westlake Corp.	3.375%	6/15/30	100	86
Westlake Corp.	5.000%	8/15/46	200	168
Westlake Corp.	3.125%	8/15/51	100	62
Westlake Corp.	3.375%	8/15/61	100	59
WestRock MWV LLC	7.950%	2/15/31	250	281
WRKCo Inc.	3.000%	9/15/24	250	239
WRKCo Inc.	4.650%	3/15/26	100	98
WRKCo Inc.	3.375%	9/15/27	250	230
WRKCo Inc.	4.900%	3/15/29	200	192
WRKCo Inc.	3.000%	6/15/33	100	80
				32,983
Real Estate (1.0%)
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	254	246
Alexandria Real Estate Equities Inc.	2.750%	12/15/29	200	170
Alexandria Real Estate Equities Inc.	3.375%	8/15/31	150	131
Alexandria Real Estate Equities Inc.	1.875%	2/1/33	500	373
Alexandria Real Estate Equities Inc.	4.000%	2/1/50	125	95
Alexandria Real Estate Equities Inc.	3.000%	5/18/51	500	319
Alexandria Real Estate Equities Inc.	3.550%	3/15/52	200	143
American Homes 4 Rent LP	2.375%	7/15/31	200	154
American Homes 4 Rent LP	3.375%	7/15/51	200	126
American Tower Corp.	5.000%	2/15/24	100	100
American Tower Corp.	3.375%	5/15/24	200	195
American Tower Corp.	2.950%	1/15/25	100	95
American Tower Corp.	4.000%	6/1/25	138	134
American Tower Corp.	1.600%	4/15/26	200	178
American Tower Corp.	1.450%	9/15/26	200	174
American Tower Corp.	3.375%	10/15/26	200	187
American Tower Corp.	2.750%	1/15/27	500	453
American Tower Corp.	3.125%	1/15/27	125	115
American Tower Corp.	3.650%	3/15/27	200	187
American Tower Corp.	1.500%	1/31/28	500	414
American Tower Corp.	3.950%	3/15/29	140	129
American Tower Corp.	3.800%	8/15/29	475	432
American Tower Corp.	2.900%	1/15/30	145	123
American Tower Corp.	2.100%	6/15/30	150	119
American Tower Corp.	2.700%	4/15/31	200	163
American Tower Corp.	2.300%	9/15/31	200	156
American Tower Corp.	4.050%	3/15/32	200	179
American Tower Corp.	3.700%	10/15/49	200	142
American Tower Corp.	3.100%	6/15/50	150	96
AvalonBay Communities Inc.	2.850%	3/15/23	25	25
AvalonBay Communities Inc.	3.450%	6/1/25	100	96
AvalonBay Communities Inc.	2.950%	5/11/26	150	140
AvalonBay Communities Inc.	2.900%	10/15/26	50	46
AvalonBay Communities Inc.	3.350%	5/15/27	75	70
AvalonBay Communities Inc.	3.200%	1/15/28	75	69
AvalonBay Communities Inc.	2.050%	1/15/32	300	236
AvalonBay Communities Inc.	3.900%	10/15/46	50	39
AvalonBay Communities Inc.	4.350%	4/15/48	60	49
Boston Properties LP	3.200%	1/15/25	111	106
Boston Properties LP	3.650%	2/1/26	100	95
Boston Properties LP	2.750%	10/1/26	50	45
Boston Properties LP	3.400%	6/21/29	400	345
Boston Properties LP	2.900%	3/15/30	400	327
Brandywine Operating Partnership LP	3.950%	11/15/27	100	84
Brixmor Operating Partnership LP	3.650%	6/15/24	50	49
Brixmor Operating Partnership LP	3.850%	2/1/25	125	120
Brixmor Operating Partnership LP	4.125%	6/15/26	200	190
Brixmor Operating Partnership LP	3.900%	3/15/27	75	69
Brixmor Operating Partnership LP	4.125%	5/15/29	533	476
Brixmor Operating Partnership LP	4.050%	7/1/30	250	220

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Camden Property Trust	3.150%	7/1/29	50	45
Camden Property Trust	2.800%	5/15/30	265	228
Camden Property Trust	3.350%	11/1/49	120	84
CBRE Services Inc.	4.875%	3/1/26	125	124
CBRE Services Inc.	2.500%	4/1/31	200	158
Corporate Office Properties LP	2.000%	1/15/29	350	269
Crown Castle International Corp.	3.200%	9/1/24	250	242
Crown Castle International Corp.	1.350%	7/15/25	100	91
Crown Castle International Corp.	4.450%	2/15/26	250	244
Crown Castle International Corp.	3.700%	6/15/26	175	166
Crown Castle International Corp.	2.900%	3/15/27	200	182
Crown Castle International Corp.	3.650%	9/1/27	325	302
Crown Castle International Corp.	3.800%	2/15/28	425	395
Crown Castle International Corp.	3.100%	11/15/29	100	87
Crown Castle International Corp.	3.300%	7/1/30	115	100
Crown Castle International Corp.	2.250%	1/15/31	200	160
Crown Castle International Corp.	2.500%	7/15/31	200	161
Crown Castle International Corp.	2.900%	4/1/41	500	343
Crown Castle International Corp.	4.750%	5/15/47	95	81
Crown Castle International Corp.	5.200%	2/15/49	75	67
Crown Castle International Corp.	4.150%	7/1/50	100	77
Crown Castle International Corp.	3.250%	1/15/51	200	131
CubeSmart LP	4.000%	11/15/25	50	48
CubeSmart LP	3.125%	9/1/26	100	93
CubeSmart LP	2.250%	12/15/28	200	165
CubeSmart LP	4.375%	2/15/29	50	46
CubeSmart LP	2.000%	2/15/31	75	56
CubeSmart LP	2.500%	2/15/32	200	153
Digital Realty Trust LP	4.450%	7/15/28	370	351
Digital Realty Trust LP	3.600%	7/1/29	175	156
EPR Properties	4.500%	6/1/27	141	122
EPR Properties	3.600%	11/15/31	375	271
Equinix Inc.	2.625%	11/18/24	200	191
Equinix Inc.	1.250%	7/15/25	100	91
Equinix Inc.	1.000%	9/15/25	500	447
Equinix Inc.	1.450%	5/15/26	200	176
Equinix Inc.	2.900%	11/18/26	100	91
Equinix Inc.	1.800%	7/15/27	100	86
Equinix Inc.	1.550%	3/15/28	500	414
Equinix Inc.	3.200%	11/18/29	250	218
Equinix Inc.	2.150%	7/15/30	250	199
Equinix Inc.	2.500%	5/15/31	200	160
Equinix Inc.	3.000%	7/15/50	100	63
ERP Operating LP	3.375%	6/1/25	125	120
ERP Operating LP	2.850%	11/1/26	50	46
ERP Operating LP	3.500%	3/1/28	100	92
ERP Operating LP	4.150%	12/1/28	70	66
ERP Operating LP	3.000%	7/1/29	75	65
ERP Operating LP	2.500%	2/15/30	150	125
ERP Operating LP	4.500%	7/1/44	150	128
ERP Operating LP	4.500%	6/1/45	25	21
ERP Operating LP	4.000%	8/1/47	100	77
Essex Portfolio LP	3.250%	5/1/23	25	25
Essex Portfolio LP	3.875%	5/1/24	50	49
Essex Portfolio LP	3.500%	4/1/25	166	160
Essex Portfolio LP	3.375%	4/15/26	345	324
Essex Portfolio LP	3.625%	5/1/27	100	94
Essex Portfolio LP	4.000%	3/1/29	100	91
Essex Portfolio LP	3.000%	1/15/30	110	93
Essex Portfolio LP	2.650%	3/15/32	105	83
Essex Portfolio LP	4.500%	3/15/48	120	97
Federal Realty Investment Trust	2.750%	6/1/23	25	25
Federal Realty Investment Trust	3.250%	7/15/27	50	46
Federal Realty Investment Trust	3.200%	6/15/29	25	22
Federal Realty Investment Trust	4.500%	12/1/44	150	118
GLP Capital LP / GLP Financing II Inc.	3.350%	9/1/24	75	72
GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	200	197
GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	175	173
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	25	25
GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	275	260
GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/30	175	153
GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/31	200	170
Healthcare Realty Holdings LP	3.625%	1/15/28	100	88
Healthcare Trust of America Holdings LP	3.500%	8/1/26	130	121
Healthcare Trust of America Holdings LP	2.000%	3/15/31	500	378
Healthpeak Properties Inc.	3.400%	2/1/25	81	78
Healthpeak Properties Inc.	3.250%	7/15/26	25	24
Healthpeak Properties Inc.	3.500%	7/15/29	125	111
Healthpeak Properties Inc.	3.000%	1/15/30	200	171
Healthpeak Properties Inc.	6.750%	2/1/41	100	103
Highwoods Realty LP	2.600%	2/1/31	250	185
Host Hotels & Resorts LP	2.900%	12/15/31	275	211
Hudson Pacific Properties LP	3.950%	11/1/27	100	85
Hudson Pacific Properties LP	4.650%	4/1/29	25	21
Hudson Pacific Properties LP	3.250%	1/15/30	60	46
Invitation Homes Operating Partnership LP	2.300%	11/15/28	200	165
Invitation Homes Operating Partnership LP	2.700%	1/15/34	200	146
Kilroy Realty LP	3.450%	12/15/24	50	48
Kilroy Realty LP	4.750%	12/15/28	50	45
Kilroy Realty LP	4.250%	8/15/29	104	91
Kilroy Realty LP	3.050%	2/15/30	200	160
Kilroy Realty LP	2.650%	11/15/33	500	344
Kimco Realty Corp.	2.800%	10/1/26	125	115
Kimco Realty Corp.	3.800%	4/1/27	75	70
Kimco Realty Corp.	1.900%	3/1/28	500	419
Kimco Realty Corp.	2.700%	10/1/30	100	82
Kimco Realty Corp.	3.200%	4/1/32	500	414
Kimco Realty Corp.	4.600%	2/1/33	200	184
Kimco Realty Corp.	4.125%	12/1/46	50	37
Kimco Realty Corp.	4.450%	9/1/47	50	39
Kite Realty Group LP	4.000%	10/1/26	200	184
Life Storage LP	3.500%	7/1/26	125	117
Life Storage LP	3.875%	12/15/27	150	139
Life Storage LP	4.000%	6/15/29	25	22
Life Storage LP	2.400%	10/15/31	200	153
LXP Industrial Trust	2.375%	10/1/31	200	152
Mid-America Apartments LP	3.750%	6/15/24	50	49
Mid-America Apartments LP	3.600%	6/1/27	250	237
Mid-America Apartments LP	2.750%	3/15/30	150	128
Mid-America Apartments LP	1.700%	2/15/31	150	117
National Retail Properties Inc.	3.500%	10/15/27	350	317
National Retail Properties Inc.	4.300%	10/15/28	25	23
National Retail Properties Inc.	2.500%	4/15/30	75	61
National Retail Properties Inc.	4.800%	10/15/48	50	41
National Retail Properties Inc.	3.100%	4/15/50	50	31
Omega Healthcare Investors Inc.	4.950%	4/1/24	100	99
Omega Healthcare Investors Inc.	4.500%	4/1/27	300	281
Omega Healthcare Investors Inc.	3.625%	10/1/29	250	205
Omega Healthcare Investors Inc.	3.375%	2/1/31	250	193
Phillips Edison Grocery Center Operating Partnership I LP	2.625%	11/15/31	250	184
Physicians Realty LP	4.300%	3/15/27	100	94
Physicians Realty LP	3.950%	1/15/28	100	91
Physicians Realty LP	2.625%	11/1/31	500	390
Piedmont Operating Partnership LP	3.400%	6/1/23	75	74
Prologis LP	3.250%	6/30/26	175	166
Prologis LP	2.125%	4/15/27	105	94
Prologis LP	3.375%	12/15/27	160	149
Prologis LP	3.875%	9/15/28	100	95
Prologis LP	4.000%	9/15/28	50	48
Prologis LP	4.375%	2/1/29	200	191
Prologis LP	2.875%	11/15/29	70	61

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Prologis LP	2.250%	4/15/30	155	129
Prologis LP	1.750%	7/1/30	200	158
Prologis LP	1.250%	10/15/30	350	266
Prologis LP	4.375%	9/15/48	75	64
Prologis LP	3.000%	4/15/50	140	94
Public Storage	1.500%	11/9/26	225	200
Public Storage	3.094%	9/15/27	100	93
Public Storage	1.950%	11/9/28	225	192
Public Storage	3.385%	5/1/29	100	91
Public Storage	2.250%	11/9/31	225	181
Realty Income Corp.	4.600%	2/6/24	75	75
Realty Income Corp.	3.875%	7/15/24	50	49
Realty Income Corp.	3.875%	4/15/25	225	220
Realty Income Corp.	4.625%	11/1/25	75	74
Realty Income Corp.	4.125%	10/15/26	125	121
Realty Income Corp.	3.000%	1/15/27	150	139
Realty Income Corp.	3.950%	8/15/27	450	430
Realty Income Corp.	3.650%	1/15/28	190	177
Realty Income Corp.	3.100%	12/15/29	150	131
Realty Income Corp.	1.800%	3/15/33	500	360
Realty Income Corp.	4.650%	3/15/47	175	154
Regency Centers LP	3.600%	2/1/27	25	23
Regency Centers LP	4.125%	3/15/28	75	69
Regency Centers LP	2.950%	9/15/29	100	84
Regency Centers LP	4.400%	2/1/47	200	154
Regency Centers LP	4.650%	3/15/49	75	60
Rexford Industrial Realty LP	2.150%	9/1/31	200	153
Sabra Health Care LP	5.125%	8/15/26	25	24
Sabra Health Care LP	3.900%	10/15/29	150	125
Sabra Health Care LP	3.200%	12/1/31	200	149
Safehold Operating Partnership LP	2.850%	1/15/32	200	152
Simon Property Group LP	3.750%	2/1/24	150	148
Simon Property Group LP	2.000%	9/13/24	145	138
Simon Property Group LP	3.500%	9/1/25	300	288
Simon Property Group LP	3.300%	1/15/26	195	185
Simon Property Group LP	1.375%	1/15/27	500	437
Simon Property Group LP	1.750%	2/1/28	250	213
Simon Property Group LP	2.650%	7/15/30	200	166
Simon Property Group LP	2.200%	2/1/31	250	198
Simon Property Group LP	2.250%	1/15/32	500	389
Simon Property Group LP	2.650%	2/1/32	100	80
Simon Property Group LP	4.250%	11/30/46	100	81
Simon Property Group LP	3.250%	9/13/49	200	132
Simon Property Group LP	3.800%	7/15/50	200	147
SITE Centers Corp.	3.900%	8/15/24	100	96
SITE Centers Corp.	4.250%	2/1/26	70	66
Spirit Realty LP	3.200%	1/15/27	80	71
Spirit Realty LP	2.100%	3/15/28	300	245
Spirit Realty LP	4.000%	7/15/29	60	52
Spirit Realty LP	3.400%	1/15/30	80	67
STORE Capital Corp.	4.500%	3/15/28	75	68
STORE Capital Corp.	4.625%	3/15/29	100	89
Sun Communities Operating LP	2.300%	11/1/28	200	167
Sun Communities Operating LP	4.200%	4/15/32	200	176
Tanger Properties LP	3.125%	9/1/26	175	160
Tanger Properties LP	3.875%	7/15/27	50	46
UDR Inc.	2.950%	9/1/26	150	138
UDR Inc.	3.500%	7/1/27	150	140
UDR Inc.	3.500%	1/15/28	250	227
UDR Inc.	3.200%	1/15/30	60	52
UDR Inc.	3.000%	8/15/31	65	54
UDR Inc.	1.900%	3/15/33	200	142
UDR Inc.	3.100%	11/1/34	65	50
Ventas Realty LP	3.500%	4/15/24	75	73
Ventas Realty LP	3.750%	5/1/24	200	196
Ventas Realty LP	2.650%	1/15/25	75	71
Ventas Realty LP	4.125%	1/15/26	75	73
Ventas Realty LP	3.250%	10/15/26	75	69
Ventas Realty LP	3.850%	4/1/27	50	47
Ventas Realty LP	4.000%	3/1/28	125	116
Ventas Realty LP	3.000%	1/15/30	100	84
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Ventas Realty LP	4.750%	11/15/30	330	309
Ventas Realty LP	4.875%	4/15/49	80	67
VICI Properties LP	4.750%	2/15/28	200	190
VICI Properties LP	4.950%	2/15/30	200	188
VICI Properties LP	5.125%	5/15/32	200	185
VICI Properties LP	5.625%	5/15/52	100	88
Vornado Realty LP	3.500%	1/15/25	100	94
Welltower Inc.	3.625%	3/15/24	195	191
Welltower Inc.	4.000%	6/1/25	380	370
Welltower Inc.	4.250%	4/1/26	150	145
Welltower Inc.	2.700%	2/15/27	300	270
Welltower Inc.	4.250%	4/15/28	125	117
Welltower Inc.	4.125%	3/15/29	250	229
Welltower Inc.	2.750%	1/15/31	250	200
Welltower Inc.	2.750%	1/15/32	200	156
Welltower Inc.	6.500%	3/15/41	25	25
Welltower Inc.	4.950%	9/1/48	75	62
Weyerhaeuser Co.	4.000%	11/15/29	150	137
Weyerhaeuser Co.	4.000%	4/15/30	200	183
Weyerhaeuser Co.	7.375%	3/15/32	29	32
WP Carey Inc.	4.600%	4/1/24	125	124
WP Carey Inc.	4.000%	2/1/25	50	49
WP Carey Inc.	4.250%	10/1/26	75	72
WP Carey Inc.	2.250%	4/1/33	500	371
				40,624
Technology (2.5%)
Adobe Inc.	1.900%	2/1/25	20	19
Adobe Inc.	3.250%	2/1/25	175	170
Adobe Inc.	2.150%	2/1/27	180	164
Adobe Inc.	2.300%	2/1/30	260	222
Amdocs Ltd.	2.538%	6/15/30	200	162
Analog Devices Inc.	2.950%	4/1/25	85	82
Analog Devices Inc.	3.500%	12/5/26	200	191
Analog Devices Inc.	3.450%	6/15/27	100	94
Analog Devices Inc.	1.700%	10/1/28	200	169
Analog Devices Inc.	2.800%	10/1/41	200	147
Analog Devices Inc.	2.950%	10/1/51	400	271
Apple Inc.	3.000%	2/9/24	325	319
Apple Inc.	3.450%	5/6/24	75	74
Apple Inc.	2.850%	5/11/24	343	334
Apple Inc.	1.800%	9/11/24	150	143
Apple Inc.	2.750%	1/13/25	275	265
Apple Inc.	1.125%	5/11/25	900	829
Apple Inc.	0.550%	8/20/25	500	451
Apple Inc.	0.700%	2/8/26	500	444
Apple Inc.	3.250%	2/23/26	705	678
Apple Inc.	2.450%	8/4/26	450	418
Apple Inc.	3.350%	2/9/27	500	479
Apple Inc.	3.200%	5/11/27	775	736
Apple Inc.	2.900%	9/12/27	555	518
Apple Inc.	1.200%	2/8/28	500	425
Apple Inc.	1.400%	8/5/28	475	402
Apple Inc.	2.200%	9/11/29	430	371
Apple Inc.	1.250%	8/20/30	500	393
Apple Inc.	1.650%	2/8/31	500	402
Apple Inc.	1.700%	8/5/31	200	160
Apple Inc.	4.500%	2/23/36	225	223
Apple Inc.	2.375%	2/8/41	500	354
Apple Inc.	3.850%	5/4/43	450	391
Apple Inc.	4.450%	5/6/44	200	190
Apple Inc.	3.450%	2/9/45	225	181
Apple Inc.	4.375%	5/13/45	400	370
Apple Inc.	4.650%	2/23/46	910	865
Apple Inc.	3.850%	8/4/46	375	319
Apple Inc.	3.750%	11/13/47	450	376
Apple Inc.	2.650%	5/11/50	515	342
Apple Inc.	2.650%	2/8/51	600	400
Apple Inc.	2.550%	8/20/60	500	306
Apple Inc.	2.800%	2/8/61	400	257
Apple Inc.	2.850%	8/5/61	275	179
Applied Materials Inc.	3.900%	10/1/25	145	142

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Applied Materials Inc.	3.300%	4/1/27	225	214
	Applied Materials Inc.	1.750%	6/1/30	200	163
	Applied Materials Inc.	5.100%	10/1/35	100	101
	Applied Materials Inc.	5.850%	6/15/41	125	137
	Applied Materials Inc.	4.350%	4/1/47	175	158
	Applied Materials Inc.	2.750%	6/1/50	200	137
	Arrow Electronics Inc.	3.250%	9/8/24	171	165
	Arrow Electronics Inc.	4.000%	4/1/25	50	48
	Arrow Electronics Inc.	3.875%	1/12/28	100	91
	Autodesk Inc.	4.375%	6/15/25	100	99
	Autodesk Inc.	3.500%	6/15/27	75	70
	Autodesk Inc.	2.850%	1/15/30	75	64
	Autodesk Inc.	2.400%	12/15/31	200	160
	Automatic Data Processing Inc.	3.375%	9/15/25	200	194
	Automatic Data Processing Inc.	1.700%	5/15/28	200	174
	Automatic Data Processing Inc.	1.250%	9/1/30	400	312
	Avnet Inc.	4.625%	4/15/26	100	96
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	725	686
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	150	137
	Broadcom Inc.	2.250%	11/15/23	200	195
	Broadcom Inc.	3.150%	11/15/25	278	264
[5]	Broadcom Inc.	1.950%	2/15/28	157	133
	Broadcom Inc.	4.110%	9/15/28	428	399
[5]	Broadcom Inc.	4.000%	4/15/29	200	182
	Broadcom Inc.	4.750%	4/15/29	300	286
	Broadcom Inc.	5.000%	4/15/30	250	237
	Broadcom Inc.	4.150%	11/15/30	600	538
[5]	Broadcom Inc.	2.450%	2/15/31	500	394
	Broadcom Inc.	4.300%	11/15/32	400	353
[5]	Broadcom Inc.	3.419%	4/15/33	652	523
[5]	Broadcom Inc.	3.469%	4/15/34	436	346
[5]	Broadcom Inc.	3.187%	11/15/36	50	36
[5]	Broadcom Inc.	4.926%	5/15/37	550	481
[5]	Broadcom Inc.	3.500%	2/15/41	700	501
[5]	Broadcom Inc.	3.750%	2/15/51	500	349
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	94
	Broadridge Financial Solutions Inc.	2.900%	12/1/29	75	63
	Broadridge Financial Solutions Inc.	2.600%	5/1/31	200	163
	Cadence Design Systems Inc.	4.375%	10/15/24	100	99
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	100	97
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	100	92
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	100	85
	CGI Inc.	1.450%	9/14/26	100	88
	CGI Inc.	2.300%	9/14/31	100	76
	Cisco Systems Inc.	3.625%	3/4/24	275	271
	Cisco Systems Inc.	2.950%	2/28/26	100	96
	Cisco Systems Inc.	2.500%	9/20/26	225	210
	Cisco Systems Inc.	5.500%	1/15/40	400	417
	Corning Inc.	4.700%	3/15/37	275	250
	Corning Inc.	5.750%	8/15/40	195	194
	Corning Inc.	3.900%	11/15/49	100	73
	Corning Inc.	4.375%	11/15/57	350	272
	Corning Inc.	5.450%	11/15/79	200	173
	Dell Inc.	7.100%	4/15/28	30	32
	Dell Inc.	6.500%	4/15/38	100	99
	Dell International LLC / EMC Corp.	4.000%	7/15/24	100	98
	Dell International LLC / EMC Corp.	5.850%	7/15/25	200	203
	Dell International LLC / EMC Corp.	6.020%	6/15/26	1,075	1,097
	Dell International LLC / EMC Corp.	4.900%	10/1/26	250	246
	Dell International LLC / EMC Corp.	6.100%	7/15/27	100	103
	Dell International LLC / EMC Corp.	5.300%	10/1/29	325	317
	Dell International LLC / EMC Corp.	6.200%	7/15/30	150	153
	Dell International LLC / EMC Corp.	8.100%	7/15/36	173	194
[5]	Dell International LLC / EMC Corp.	3.375%	12/15/41	200	134
	Dell International LLC / EMC Corp.	8.350%	7/15/46	105	120
[5]	Dell International LLC / EMC Corp.	3.450%	12/15/51	300	186
	DXC Technology Co.	1.800%	9/15/26	200	174
	DXC Technology Co.	2.375%	9/15/28	200	168
	Equifax Inc.	2.600%	12/1/24	75	72
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Equifax Inc.	2.600%	12/15/25	100	93
Equifax Inc.	3.100%	5/15/30	120	101
Equifax Inc.	2.350%	9/15/31	200	155
Fidelity National Information Services Inc.	0.600%	3/1/24	200	189
Fidelity National Information Services Inc.	1.150%	3/1/26	500	439
Fidelity National Information Services Inc.	1.650%	3/1/28	200	166
Fidelity National Information Services Inc.	3.750%	5/21/29	100	91
Fidelity National Information Services Inc.	2.250%	3/1/31	300	236
Fidelity National Information Services Inc.	3.100%	3/1/41	200	139
Fiserv Inc.	2.750%	7/1/24	400	386
Fiserv Inc.	3.850%	6/1/25	400	388
Fiserv Inc.	3.200%	7/1/26	700	656
Fiserv Inc.	2.250%	6/1/27	300	268
Fiserv Inc.	4.200%	10/1/28	200	189
Fiserv Inc.	3.500%	7/1/29	600	541
Fiserv Inc.	2.650%	6/1/30	200	168
Fiserv Inc.	4.400%	7/1/49	415	338
Flex Ltd.	4.750%	6/15/25	26	25
Flex Ltd.	4.875%	6/15/29	50	47
Global Payments Inc.	1.500%	11/15/24	200	186
Global Payments Inc.	2.650%	2/15/25	337	317
Global Payments Inc.	4.800%	4/1/26	150	146
Global Payments Inc.	2.150%	1/15/27	200	175
Global Payments Inc.	3.200%	8/15/29	310	265
Global Payments Inc.	2.900%	5/15/30	200	164
Global Payments Inc.	2.900%	11/15/31	200	158
Global Payments Inc.	5.400%	8/15/32	200	191
Global Payments Inc.	4.150%	8/15/49	200	143
Global Payments Inc.	5.950%	8/15/52	200	182
Hewlett Packard Enterprise Co.	1.450%	4/1/24	150	143
Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	495
Hewlett Packard Enterprise Co.	1.750%	4/1/26	150	135
Hewlett Packard Enterprise Co.	6.200%	10/15/35	150	155
Hewlett Packard Enterprise Co.	6.350%	10/15/45	275	275
HP Inc.	2.200%	6/17/25	300	281
HP Inc.	1.450%	6/17/26	200	175
HP Inc.	3.000%	6/17/27	350	320
HP Inc.	4.750%	1/15/28	200	194
HP Inc.	4.000%	4/15/29	200	183
HP Inc.	3.400%	6/17/30	500	423
HP Inc.	2.650%	6/17/31	200	156
HP Inc.	4.200%	4/15/32	200	172
HP Inc.	5.500%	1/15/33	200	188
HP Inc.	6.000%	9/15/41	100	96
Intel Corp.	2.875%	5/11/24	250	243
Intel Corp.	3.400%	3/25/25	300	292
Intel Corp.	3.700%	7/29/25	450	439
Intel Corp.	2.600%	5/19/26	210	196
Intel Corp.	3.750%	8/5/27	200	192
Intel Corp.	1.600%	8/12/28	200	170
Intel Corp.	2.450%	11/15/29	375	322
Intel Corp.	3.900%	3/25/30	345	324
Intel Corp.	2.000%	8/12/31	250	198
Intel Corp.	4.150%	8/5/32	200	187
Intel Corp.	4.000%	12/15/32	150	139
Intel Corp.	4.600%	3/25/40	150	136
Intel Corp.	2.800%	8/12/41	200	139
Intel Corp.	4.800%	10/1/41	162	150
Intel Corp.	4.250%	12/15/42	150	128
Intel Corp.	4.100%	5/19/46	250	204
Intel Corp.	4.100%	5/11/47	200	162
Intel Corp.	3.734%	12/8/47	674	507
Intel Corp.	3.250%	11/15/49	300	204
Intel Corp.	4.750%	3/25/50	400	349
Intel Corp.	3.050%	8/12/51	250	162
Intel Corp.	3.100%	2/15/60	300	187

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Intel Corp.	3.200%	8/12/61	200	126
Intel Corp.	5.050%	8/5/62	355	313
International Business Machines Corp.	3.625%	2/12/24	450	443
International Business Machines Corp.	3.000%	5/15/24	600	584
International Business Machines Corp.	7.000%	10/30/25	300	318
International Business Machines Corp.	3.450%	2/19/26	285	274
International Business Machines Corp.	3.300%	5/15/26	700	666
International Business Machines Corp.	1.700%	5/15/27	265	233
International Business Machines Corp.	6.220%	8/1/27	75	79
International Business Machines Corp.	6.500%	1/15/28	75	80
International Business Machines Corp.	3.500%	5/15/29	750	689
International Business Machines Corp.	1.950%	5/15/30	265	216
International Business Machines Corp.	4.150%	5/15/39	400	344
International Business Machines Corp.	5.600%	11/30/39	48	49
International Business Machines Corp.	2.850%	5/15/40	165	119
International Business Machines Corp.	4.000%	6/20/42	358	297
International Business Machines Corp.	4.250%	5/15/49	500	415
International Business Machines Corp.	2.950%	5/15/50	165	108
International Business Machines Corp.	3.430%	2/9/52	100	71
Intuit Inc.	0.950%	7/15/25	100	91
Intuit Inc.	1.350%	7/15/27	100	87
Intuit Inc.	1.650%	7/15/30	100	80
Jabil Inc.	3.950%	1/12/28	100	93
Jabil Inc.	3.600%	1/15/30	100	88
Jabil Inc.	3.000%	1/15/31	150	124
Juniper Networks Inc.	3.750%	8/15/29	200	178
Juniper Networks Inc.	5.950%	3/15/41	25	23
KLA Corp.	4.650%	11/1/24	73	73
KLA Corp.	4.100%	3/15/29	150	145
KLA Corp.	4.650%	7/15/32	200	196
KLA Corp.	5.000%	3/15/49	75	70
KLA Corp.	3.300%	3/1/50	150	109
KLA Corp.	4.950%	7/15/52	200	188
KLA Corp.	5.250%	7/15/62	200	193
Kyndryl Holdings Inc.	2.050%	10/15/26	100	83
Kyndryl Holdings Inc.	2.700%	10/15/28	100	75
Kyndryl Holdings Inc.	3.150%	10/15/31	100	67
Kyndryl Holdings Inc.	4.100%	10/15/41	100	59
Lam Research Corp.	3.800%	3/15/25	145	142
Lam Research Corp.	3.750%	3/15/26	150	146
Lam Research Corp.	4.000%	3/15/29	150	143
Lam Research Corp.	1.900%	6/15/30	295	240
Lam Research Corp.	4.875%	3/15/49	125	119
Lam Research Corp.	2.875%	6/15/50	150	102
Lam Research Corp.	3.125%	6/15/60	100	66
Leidos Inc.	3.625%	5/15/25	100	96
Leidos Inc.	4.375%	5/15/30	150	135
Leidos Inc.	2.300%	2/15/31	200	153
Marvell Technology Inc.	2.450%	4/15/28	100	84
Marvell Technology Inc.	4.875%	6/22/28	100	95
Marvell Technology Inc.	2.950%	4/15/31	100	80
Mastercard Inc.	3.375%	4/1/24	300	295
Mastercard Inc.	2.000%	3/3/25	400	379
Mastercard Inc.	2.950%	11/21/26	100	94
Mastercard Inc.	3.300%	3/26/27	200	191
Mastercard Inc.	2.950%	6/1/29	275	248
Mastercard Inc.	3.350%	3/26/30	300	275
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Mastercard Inc.	2.000%	11/18/31	200	161
Mastercard Inc.	3.950%	2/26/48	100	86
Mastercard Inc.	3.650%	6/1/49	250	204
Mastercard Inc.	3.850%	3/26/50	200	168
Microchip Technology Inc.	4.250%	9/1/25	200	194
Micron Technology Inc.	4.975%	2/6/26	100	98
Micron Technology Inc.	4.185%	2/15/27	200	190
Micron Technology Inc.	5.327%	2/6/29	150	144
Micron Technology Inc.	4.663%	2/15/30	100	91
Micron Technology Inc.	3.366%	11/1/41	100	67
Micron Technology Inc.	3.477%	11/1/51	100	62
Microsoft Corp.	2.875%	2/6/24	500	490
Microsoft Corp.	3.125%	11/3/25	632	611
Microsoft Corp.	2.400%	8/8/26	805	751
Microsoft Corp.	3.300%	2/6/27	675	651
Microsoft Corp.	3.500%	2/12/35	325	294
Microsoft Corp.	3.450%	8/8/36	425	377
Microsoft Corp.	4.100%	2/6/37	250	237
Microsoft Corp.	3.700%	8/8/46	1,226	1,047
Microsoft Corp.	2.525%	6/1/50	1,478	985
Microsoft Corp.	2.921%	3/17/52	1,364	972
Microsoft Corp.	2.675%	6/1/60	594	384
Microsoft Corp.	3.041%	3/17/62	656	457
Moody's Corp.	4.875%	2/15/24	250	249
Moody's Corp.	3.250%	1/15/28	200	185
Moody's Corp.	2.000%	8/19/31	200	158
Moody's Corp.	2.750%	8/19/41	200	140
Moody's Corp.	4.875%	12/17/48	125	113
Moody's Corp.	3.250%	5/20/50	100	69
Moody's Corp.	3.750%	2/25/52	100	77
Moody's Corp.	3.100%	11/29/61	200	126
Motorola Solutions Inc.	4.000%	9/1/24	26	26
Motorola Solutions Inc.	4.600%	2/23/28	125	121
Motorola Solutions Inc.	5.500%	9/1/44	75	68
NetApp Inc.	3.300%	9/29/24	75	73
NetApp Inc.	1.875%	6/22/25	150	138
NetApp Inc.	2.375%	6/22/27	100	89
NetApp Inc.	2.700%	6/22/30	200	164
NVIDIA Corp.	0.584%	6/14/24	250	236
NVIDIA Corp.	3.200%	9/16/26	200	190
NVIDIA Corp.	1.550%	6/15/28	250	214
NVIDIA Corp.	2.850%	4/1/30	300	262
NVIDIA Corp.	2.000%	6/15/31	250	201
NVIDIA Corp.	3.500%	4/1/40	200	162
NVIDIA Corp.	3.500%	4/1/50	405	306
NVIDIA Corp.	3.700%	4/1/60	113	84
NXP BV / NXP Funding LLC	4.875%	3/1/24	200	198
NXP BV / NXP Funding LLC	5.350%	3/1/26	100	99
NXP BV / NXP Funding LLC	5.550%	12/1/28	75	75
NXP BV / NXP Funding LLC / NXP USA Inc.	4.300%	6/18/29	450	417
NXP BV / NXP Funding LLC / NXP USA Inc.	3.400%	5/1/30	200	173
NXP BV / NXP Funding LLC / NXP USA Inc.	2.500%	5/11/31	200	158
NXP BV / NXP Funding LLC / NXP USA Inc.	2.650%	2/15/32	200	156
NXP BV / NXP Funding LLC / NXP USA Inc.	3.250%	5/11/41	200	139
NXP BV / NXP Funding LLC / NXP USA Inc.	3.125%	2/15/42	100	67
NXP BV / NXP Funding LLC / NXP USA Inc.	3.250%	11/30/51	100	62
Oracle Corp.	3.400%	7/8/24	450	439
Oracle Corp.	2.950%	11/15/24	425	409
Oracle Corp.	2.500%	4/1/25	919	867
Oracle Corp.	1.650%	3/25/26	725	650
Oracle Corp.	2.650%	7/15/26	561	516
Oracle Corp.	2.800%	4/1/27	500	456
Oracle Corp.	2.300%	3/25/28	500	434
Oracle Corp.	6.150%	11/9/29	225	234
Oracle Corp.	2.950%	4/1/30	550	469

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oracle Corp.	2.875%	3/25/31	900	747
	Oracle Corp.	6.250%	11/9/32	225	236
	Oracle Corp.	4.300%	7/8/34	325	286
	Oracle Corp.	3.900%	5/15/35	150	125
	Oracle Corp.	3.850%	7/15/36	250	205
	Oracle Corp.	3.800%	11/15/37	525	414
	Oracle Corp.	6.125%	7/8/39	250	249
	Oracle Corp.	3.600%	4/1/40	605	447
	Oracle Corp.	5.375%	7/15/40	400	367
	Oracle Corp.	3.650%	3/25/41	300	222
	Oracle Corp.	4.500%	7/8/44	250	201
	Oracle Corp.	4.125%	5/15/45	425	321
	Oracle Corp.	4.000%	7/15/46	575	422
	Oracle Corp.	4.000%	11/15/47	475	349
	Oracle Corp.	3.600%	4/1/50	920	628
	Oracle Corp.	3.950%	3/25/51	600	432
	Oracle Corp.	6.900%	11/9/52	225	243
	Oracle Corp.	4.375%	5/15/55	150	115
	Oracle Corp.	3.850%	4/1/60	500	335
	Oracle Corp.	4.100%	3/25/61	300	209
	PayPal Holdings Inc.	2.400%	10/1/24	100	96
	PayPal Holdings Inc.	1.650%	6/1/25	200	185
	PayPal Holdings Inc.	2.650%	10/1/26	300	277
	PayPal Holdings Inc.	2.850%	10/1/29	400	348
	PayPal Holdings Inc.	2.300%	6/1/30	200	164
	PayPal Holdings Inc.	4.400%	6/1/32	200	188
	PayPal Holdings Inc.	3.250%	6/1/50	310	213
[5]	Qorvo Inc.	1.750%	12/15/24	100	92
	Qorvo Inc.	4.375%	10/15/29	200	177
	QUALCOMM Inc.	2.900%	5/20/24	172	168
	QUALCOMM Inc.	3.450%	5/20/25	200	194
	QUALCOMM Inc.	3.250%	5/20/27	400	381
	QUALCOMM Inc.	1.300%	5/20/28	378	320
	QUALCOMM Inc.	1.650%	5/20/32	414	319
	QUALCOMM Inc.	5.400%	5/20/33	200	208
	QUALCOMM Inc.	4.650%	5/20/35	200	194
	QUALCOMM Inc.	4.800%	5/20/45	275	258
	QUALCOMM Inc.	4.300%	5/20/47	350	304
	QUALCOMM Inc.	3.250%	5/20/50	200	146
	QUALCOMM Inc.	4.500%	5/20/52	200	176
	QUALCOMM Inc.	6.000%	5/20/53	200	214
	RELX Capital Inc.	4.000%	3/18/29	100	93
	RELX Capital Inc.	3.000%	5/22/30	150	128
	RELX Capital Inc.	4.750%	5/20/32	100	96
	Roper Technologies Inc.	2.350%	9/15/24	125	119
	Roper Technologies Inc.	1.000%	9/15/25	500	449
	Roper Technologies Inc.	3.850%	12/15/25	100	97
	Roper Technologies Inc.	3.800%	12/15/26	145	139
	Roper Technologies Inc.	1.400%	9/15/27	500	424
	Roper Technologies Inc.	4.200%	9/15/28	175	169
	Roper Technologies Inc.	2.950%	9/15/29	125	108
	Roper Technologies Inc.	2.000%	6/30/30	125	100
[5]	S&P Global Inc.	2.450%	3/1/27	250	228
[5]	S&P Global Inc.	4.750%	8/1/28	140	138
[5]	S&P Global Inc.	2.700%	3/1/29	250	220
[5]	S&P Global Inc.	4.250%	5/1/29	100	95
	S&P Global Inc.	2.500%	12/1/29	125	107
	S&P Global Inc.	1.250%	8/15/30	400	308
[5]	S&P Global Inc.	2.900%	3/1/32	300	256
	S&P Global Inc.	3.250%	12/1/49	150	110
[5]	S&P Global Inc.	3.700%	3/1/52	200	156
	S&P Global Inc.	2.300%	8/15/60	100	55
[5]	S&P Global Inc.	3.900%	3/1/62	200	155
	salesforce.com Inc.	3.700%	4/11/28	325	312
	salesforce.com Inc.	1.500%	7/15/28	200	171
	salesforce.com Inc.	1.950%	7/15/31	300	240
	salesforce.com Inc.	2.700%	7/15/41	250	179
	salesforce.com Inc.	2.900%	7/15/51	400	266
	salesforce.com Inc.	3.050%	7/15/61	250	162
	ServiceNow Inc.	1.400%	9/1/30	400	305
	Skyworks Solutions Inc.	1.800%	6/1/26	200	176
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Teledyne FLIR LLC	2.500%	8/1/30	100	81
Teledyne Technologies Inc.	0.950%	4/1/24	300	284
Teledyne Technologies Inc.	2.750%	4/1/31	300	246
Texas Instruments Inc.	2.625%	5/15/24	25	24
Texas Instruments Inc.	1.375%	3/12/25	200	187
Texas Instruments Inc.	1.125%	9/15/26	200	177
Texas Instruments Inc.	2.900%	11/3/27	94	88
Texas Instruments Inc.	2.250%	9/4/29	100	86
Texas Instruments Inc.	1.750%	5/4/30	210	173
Texas Instruments Inc.	1.900%	9/15/31	150	121
Texas Instruments Inc.	3.875%	3/15/39	142	125
Texas Instruments Inc.	4.150%	5/15/48	300	267
Thomson Reuters Corp.	5.500%	8/15/35	75	71
Thomson Reuters Corp.	5.850%	4/15/40	100	97
Thomson Reuters Corp.	5.650%	11/23/43	100	92
TSMC Arizona Corp.	1.750%	10/25/26	400	355
TSMC Arizona Corp.	3.875%	4/22/27	200	192
TSMC Arizona Corp.	2.500%	10/25/31	200	164
TSMC Arizona Corp.	4.250%	4/22/32	200	193
TSMC Arizona Corp.	3.125%	10/25/41	200	153
TSMC Arizona Corp.	3.250%	10/25/51	200	145
TSMC Arizona Corp.	4.500%	4/22/52	200	180
Verisk Analytics Inc.	4.000%	6/15/25	150	146
Verisk Analytics Inc.	4.125%	3/15/29	400	373
Verisk Analytics Inc.	5.500%	6/15/45	50	47
Verisk Analytics Inc.	3.625%	5/15/50	100	69
Visa Inc.	3.150%	12/14/25	925	892
Visa Inc.	1.900%	4/15/27	200	180
Visa Inc.	0.750%	8/15/27	500	427
Visa Inc.	2.750%	9/15/27	150	139
Visa Inc.	1.100%	2/15/31	400	308
Visa Inc.	4.150%	12/14/35	325	306
Visa Inc.	2.700%	4/15/40	200	151
Visa Inc.	4.300%	12/14/45	725	663
Visa Inc.	3.650%	9/15/47	100	83
Visa Inc.	2.000%	8/15/50	300	178
VMware Inc.	4.500%	5/15/25	200	196
VMware Inc.	1.400%	8/15/26	300	261
VMware Inc.	4.650%	5/15/27	100	97
VMware Inc.	3.900%	8/21/27	300	280
VMware Inc.	1.800%	8/15/28	200	163
VMware Inc.	4.700%	5/15/30	500	465
VMware Inc.	2.200%	8/15/31	300	227
Western Digital Corp.	4.750%	2/15/26	500	470
Western Digital Corp.	2.850%	2/1/29	200	155
Western Union Co.	2.850%	1/10/25	108	103
Western Union Co.	1.350%	3/15/26	200	175
Western Union Co.	6.200%	11/17/36	100	99
Western Union Co.	6.200%	6/21/40	35	33
Workday Inc.	3.500%	4/1/27	200	187
Workday Inc.	3.700%	4/1/29	200	183
Workday Inc.	3.800%	4/1/32	300	265
Xilinx Inc.	2.950%	6/1/24	150	146
Xilinx Inc.	2.375%	6/1/30	200	168
				100,613
Utilities (2.3%)
AEP Texas Inc.	3.950%	6/1/28	100	94
AEP Texas Inc.	2.100%	7/1/30	200	162
AEP Texas Inc.	3.800%	10/1/47	50	36
AEP Texas Inc.	3.450%	1/15/50	50	35
AEP Transmission Co. LLC	4.000%	12/1/46	75	59
AEP Transmission Co. LLC	3.750%	12/1/47	100	78
AEP Transmission Co. LLC	3.800%	6/15/49	70	55
AEP Transmission Co. LLC	3.150%	9/15/49	70	49
AEP Transmission Co. LLC	4.500%	6/15/52	200	178
AES Corp.	1.375%	1/15/26	300	267
AES Corp.	2.450%	1/15/31	300	238
Alabama Power Co.	1.450%	9/15/30	500	389
Alabama Power Co.	3.940%	9/1/32	331	304
Alabama Power Co.	6.125%	5/15/38	50	53
Alabama Power Co.	3.850%	12/1/42	25	20

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Alabama Power Co.	4.150%	8/15/44	75	62
	Alabama Power Co.	3.750%	3/1/45	150	117
	Alabama Power Co.	4.300%	1/2/46	250	208
	Alabama Power Co.	3.700%	12/1/47	100	77
	Alabama Power Co.	4.300%	7/15/48	100	84
	Alabama Power Co.	3.450%	10/1/49	108	78
	Alabama Power Co.	3.125%	7/15/51	400	276
	Alabama Power Co.	3.000%	3/15/52	200	133
	Ameren Corp.	2.500%	9/15/24	100	96
	Ameren Corp.	3.650%	2/15/26	80	77
	Ameren Corp.	1.950%	3/15/27	200	176
	Ameren Corp.	3.500%	1/15/31	100	88
	Ameren Illinois Co.	3.800%	5/15/28	75	71
	Ameren Illinois Co.	3.700%	12/1/47	150	119
	Ameren Illinois Co.	3.250%	3/15/50	60	43
	American Electric Power Co. Inc.	2.031%	3/15/24	300	289
	American Electric Power Co. Inc.	3.200%	11/13/27	75	69
	American Electric Power Co. Inc.	4.300%	12/1/28	150	143
	American Electric Power Co. Inc.	3.875%	2/15/62	150	118
	American Water Capital Corp.	3.400%	3/1/25	125	121
	American Water Capital Corp.	2.950%	9/1/27	325	300
	American Water Capital Corp.	3.450%	6/1/29	125	114
	American Water Capital Corp.	2.800%	5/1/30	100	87
	American Water Capital Corp.	4.450%	6/1/32	250	240
	American Water Capital Corp.	6.593%	10/15/37	150	166
	American Water Capital Corp.	4.300%	9/1/45	100	85
	American Water Capital Corp.	3.750%	9/1/47	100	78
	American Water Capital Corp.	4.200%	9/1/48	100	84
	American Water Capital Corp.	4.150%	6/1/49	125	103
	American Water Capital Corp.	3.450%	5/1/50	100	74
	Appalachian Power Co.	3.300%	6/1/27	500	470
	Appalachian Power Co.	4.500%	3/1/49	425	352
	Appalachian Power Co.	3.700%	5/1/50	100	73
	Arizona Public Service Co.	3.150%	5/15/25	100	96
	Arizona Public Service Co.	2.950%	9/15/27	50	45
	Arizona Public Service Co.	4.500%	4/1/42	225	184
	Arizona Public Service Co.	4.350%	11/15/45	125	98
	Arizona Public Service Co.	3.750%	5/15/46	125	88
	Arizona Public Service Co.	4.250%	3/1/49	100	76
	Arizona Public Service Co.	3.500%	12/1/49	60	41
	Atmos Energy Corp.	3.000%	6/15/27	100	93
	Atmos Energy Corp.	2.625%	9/15/29	50	43
	Atmos Energy Corp.	5.500%	6/15/41	200	198
	Atmos Energy Corp.	4.150%	1/15/43	100	84
	Atmos Energy Corp.	4.125%	10/15/44	50	41
	Atmos Energy Corp.	3.375%	9/15/49	400	293
	Atmos Energy Corp.	2.850%	2/15/52	200	130
	Avangrid Inc.	3.150%	12/1/24	230	220
	Avangrid Inc.	3.800%	6/1/29	195	177
	Avista Corp.	4.350%	6/1/48	75	63
	Avista Corp.	4.000%	4/1/52	72	57
	Baltimore Gas and Electric Co.	2.400%	8/15/26	334	308
	Baltimore Gas and Electric Co.	2.250%	6/15/31	100	81
	Baltimore Gas and Electric Co.	3.500%	8/15/46	100	75
	Baltimore Gas and Electric Co.	3.750%	8/15/47	250	193
	Baltimore Gas and Electric Co.	4.250%	9/15/48	50	42
	Baltimore Gas and Electric Co.	3.200%	9/15/49	80	57
	Baltimore Gas and Electric Co.	2.900%	6/15/50	100	67
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	98
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	125	116
	Berkshire Hathaway Energy Co.	3.700%	7/15/30	700	641
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	100	105
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	233
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	143
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	150	130
	Berkshire Hathaway Energy Co.	3.800%	7/15/48	50	39
	Berkshire Hathaway Energy Co.	4.450%	1/15/49	200	173
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	200	167
[5]	Berkshire Hathaway Energy Co.	4.600%	5/1/53	200	176
	Black Hills Corp.	1.037%	8/23/24	200	187
	Black Hills Corp.	3.950%	1/15/26	75	72
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Black Hills Corp.	3.150%	1/15/27	75	69
Black Hills Corp.	3.050%	10/15/29	70	59
Black Hills Corp.	4.350%	5/1/33	75	66
Black Hills Corp.	4.200%	9/15/46	50	38
Black Hills Corp.	3.875%	10/15/49	70	50
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	300	275
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	50	56
CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	75	62
CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	150	131
CenterPoint Energy Houston Electric LLC	2.900%	7/1/50	100	67
CenterPoint Energy Houston Electric LLC	3.350%	4/1/51	200	149
CenterPoint Energy Houston Electric LLC	4.850%	10/1/52	56	53
CenterPoint Energy Inc.	2.500%	9/1/24	100	96
CenterPoint Energy Inc.	1.450%	6/1/26	200	178
CenterPoint Energy Inc.	4.250%	11/1/28	21	20
CenterPoint Energy Inc.	2.950%	3/1/30	80	69
CenterPoint Energy Inc.	2.650%	6/1/31	200	165
CenterPoint Energy Inc.	3.700%	9/1/49	50	37
CenterPoint Energy Resources Corp.	4.000%	4/1/28	100	95
CenterPoint Energy Resources Corp.	1.750%	10/1/30	100	79
CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	251
CenterPoint Energy Resources Corp.	4.100%	9/1/47	50	40
Cleco Corporate Holdings LLC	3.743%	5/1/26	100	94
Cleco Corporate Holdings LLC	4.973%	5/1/46	125	106
Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	226
Cleveland Electric Illuminating Co.	5.950%	12/15/36	75	74
CMS Energy Corp.	3.000%	5/15/26	75	70
CMS Energy Corp.	3.450%	8/15/27	50	46
CMS Energy Corp.	4.875%	3/1/44	75	68
CMS Energy Corp.	4.750%	6/1/50	100	87
Commonwealth Edison Co.	2.550%	6/15/26	223	207
Commonwealth Edison Co.	2.950%	8/15/27	75	69
Commonwealth Edison Co.	2.200%	3/1/30	50	42
Commonwealth Edison Co.	5.900%	3/15/36	150	157
Commonwealth Edison Co.	6.450%	1/15/38	175	192
Commonwealth Edison Co.	4.600%	8/15/43	75	68
Commonwealth Edison Co.	4.700%	1/15/44	175	159
Commonwealth Edison Co.	3.700%	3/1/45	75	58
Commonwealth Edison Co.	3.650%	6/15/46	175	133
Commonwealth Edison Co.	3.750%	8/15/47	100	78
Commonwealth Edison Co.	4.000%	3/1/48	150	124
Commonwealth Edison Co.	4.000%	3/1/49	125	102
Commonwealth Edison Co.	3.000%	3/1/50	200	138
Commonwealth Edison Co.	3.850%	3/15/52	200	160
Connecticut Light and Power Co.	0.750%	12/1/25	500	448
Connecticut Light and Power Co.	3.200%	3/15/27	50	47
Connecticut Light and Power Co.	4.300%	4/15/44	150	129
Connecticut Light and Power Co.	4.000%	4/1/48	160	134
Consolidated Edison Co. of New York Inc.	2.400%	6/15/31	600	492
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	200	197
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	275	278
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	75	79
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	125	100
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	200	172
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	375	321

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	145	113
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	75	58
Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	400	326
Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	250	199
Consolidated Edison Co. of New York Inc.	6.150%	11/15/52	200	217
Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	75	57
Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	120	100
Constellation Energy Generation LLC	6.250%	10/1/39	360	368
Constellation Energy Generation LLC	5.750%	10/1/41	75	72
Constellation Energy Generation LLC	5.600%	6/15/42	155	149
Consumers Energy Co.	3.800%	11/15/28	75	71
Consumers Energy Co.	3.600%	8/15/32	19	17
Consumers Energy Co.	3.950%	5/15/43	75	62
Consumers Energy Co.	3.250%	8/15/46	50	36
Consumers Energy Co.	3.950%	7/15/47	50	41
Consumers Energy Co.	4.050%	5/15/48	125	104
Consumers Energy Co.	4.350%	4/15/49	80	71
Consumers Energy Co.	3.100%	8/15/50	80	56
Consumers Energy Co.	3.500%	8/1/51	400	305
Consumers Energy Co.	4.200%	9/1/52	84	72
Consumers Energy Co.	2.500%	5/1/60	100	57
Delmarva Power & Light Co.	4.150%	5/15/45	100	81
Dominion Energy Inc.	3.071%	8/15/24	75	72
Dominion Energy Inc.	3.900%	10/1/25	125	122
Dominion Energy Inc.	1.450%	4/15/26	200	178
Dominion Energy Inc.	2.850%	8/15/26	379	350
Dominion Energy Inc.	4.250%	6/1/28	125	119
Dominion Energy Inc.	3.375%	4/1/30	125	110
Dominion Energy Inc.	2.250%	8/15/31	250	199
Dominion Energy Inc.	4.350%	8/15/32	56	52
Dominion Energy Inc.	5.375%	11/15/32	200	199
Dominion Energy Inc.	6.300%	3/15/33	75	79
Dominion Energy Inc.	5.950%	6/15/35	225	226
Dominion Energy Inc.	4.900%	8/1/41	280	247
Dominion Energy Inc.	4.050%	9/15/42	300	235
Dominion Energy Inc.	5.750%	10/1/54	100	94
Dominion Energy South Carolina Inc.	2.300%	12/1/31	100	81
Dominion Energy South Carolina Inc.	6.625%	2/1/32	50	55
Dominion Energy South Carolina Inc.	6.050%	1/15/38	125	131
Dominion Energy South Carolina Inc.	5.450%	2/1/41	75	74
Dominion Energy South Carolina Inc.	4.600%	6/15/43	75	67
DTE Electric Co.	3.650%	3/15/24	250	246
DTE Electric Co.	3.375%	3/1/25	150	146
DTE Electric Co.	2.250%	3/1/30	450	379
DTE Electric Co.	2.625%	3/1/31	100	85
DTE Electric Co.	4.000%	4/1/43	225	187
DTE Electric Co.	3.700%	6/1/46	50	39
DTE Electric Co.	3.750%	8/15/47	100	79
DTE Electric Co.	3.950%	3/1/49	128	105
DTE Electric Co.	2.950%	3/1/50	150	103
DTE Energy Co.	2.529%	10/1/24	100	95
DTE Energy Co.	4.220%	11/1/24	250	246
DTE Energy Co.	1.050%	6/1/25	500	453
DTE Energy Co.	2.850%	10/1/26	300	276
DTE Energy Co.	3.400%	6/15/29	94	84
DTE Energy Co.	2.950%	3/1/30	60	51
Duke Energy Carolinas LLC	2.950%	12/1/26	100	94
Duke Energy Carolinas LLC	3.950%	11/15/28	125	120
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	133
	Duke Energy Carolinas LLC	2.450%	8/15/29	200	172
	Duke Energy Carolinas LLC	2.450%	2/1/30	100	85
	Duke Energy Carolinas LLC	2.550%	4/15/31	200	167
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	104
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	26
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	26
	Duke Energy Carolinas LLC	5.300%	2/15/40	150	149
	Duke Energy Carolinas LLC	4.000%	9/30/42	175	145
	Duke Energy Carolinas LLC	3.875%	3/15/46	100	79
	Duke Energy Carolinas LLC	3.700%	12/1/47	100	77
	Duke Energy Carolinas LLC	3.200%	8/15/49	400	282
	Duke Energy Carolinas LLC	3.550%	3/15/52	200	151
	Duke Energy Corp.	3.750%	4/15/24	325	319
	Duke Energy Corp.	2.650%	9/1/26	80	74
	Duke Energy Corp.	3.150%	8/15/27	140	129
	Duke Energy Corp.	4.300%	3/15/28	200	193
	Duke Energy Corp.	2.450%	6/1/30	100	82
	Duke Energy Corp.	2.550%	6/15/31	200	163
	Duke Energy Corp.	4.800%	12/15/45	125	110
	Duke Energy Corp.	3.750%	9/1/46	280	209
	Duke Energy Corp.	4.200%	6/15/49	115	91
	Duke Energy Corp.	3.500%	6/15/51	140	98
	Duke Energy Corp.	5.000%	8/15/52	250	224
	Duke Energy Corp.	3.250%	1/15/82	200	147
	Duke Energy Florida LLC	3.800%	7/15/28	100	95
	Duke Energy Florida LLC	2.500%	12/1/29	425	364
	Duke Energy Florida LLC	1.750%	6/15/30	100	80
	Duke Energy Florida LLC	2.400%	12/15/31	200	163
	Duke Energy Florida LLC	6.350%	9/15/37	225	243
	Duke Energy Florida LLC	6.400%	6/15/38	200	220
	Duke Energy Florida LLC	3.850%	11/15/42	200	161
	Duke Energy Florida LLC	3.400%	10/1/46	100	72
	Duke Energy Florida LLC	4.200%	7/15/48	200	168
[2]	Duke Energy Florida Project Finance LLC	2.538%	9/1/31	99	89
	Duke Energy Indiana LLC	6.350%	8/15/38	740	801
	Duke Energy Indiana LLC	3.750%	5/15/46	225	175
	Duke Energy Ohio Inc.	2.125%	6/1/30	100	82
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	19
	Duke Energy Progress LLC	3.700%	9/1/28	175	165
	Duke Energy Progress LLC	3.450%	3/15/29	125	115
	Duke Energy Progress LLC	2.000%	8/15/31	200	158
	Duke Energy Progress LLC	4.375%	3/30/44	300	259
	Duke Energy Progress LLC	4.150%	12/1/44	100	84
	Duke Energy Progress LLC	3.700%	10/15/46	50	38
	Duke Energy Progress LLC	3.600%	9/15/47	100	75
	Duke Energy Progress LLC	2.900%	8/15/51	434	286
	Duke Energy Progress NC Storm Funding LLC	1.295%	7/1/30	93	79
[2]	Duke Energy Progress NC Storm Funding LLC	2.387%	7/1/39	100	80
	Duke Energy Progress NC Storm Funding LLC	2.799%	7/1/43	100	71
	Eastern Energy Gas Holdings LLC	2.500%	11/15/24	100	95
	Eastern Energy Gas Holdings LLC	3.600%	12/15/24	134	130
	Edison International	5.750%	6/15/27	25	25
	El Paso Electric Co.	6.000%	5/15/35	50	49
	El Paso Electric Co.	5.000%	12/1/44	75	65
	Emera US Finance LP	3.550%	6/15/26	150	141
	Emera US Finance LP	4.750%	6/15/46	245	191
	Enel Chile SA	4.875%	6/12/28	125	122
	Entergy Arkansas LLC	3.500%	4/1/26	50	48
	Entergy Arkansas LLC	2.650%	6/15/51	500	307
	Entergy Corp.	2.950%	9/1/26	200	186
	Entergy Corp.	2.800%	6/15/30	100	84
	Entergy Corp.	3.750%	6/15/50	300	222
	Entergy Louisiana LLC	0.950%	10/1/24	200	186
	Entergy Louisiana LLC	5.590%	10/1/24	223	224
	Entergy Louisiana LLC	5.400%	11/1/24	382	385
	Entergy Louisiana LLC	2.400%	10/1/26	75	68
	Entergy Louisiana LLC	3.120%	9/1/27	100	92

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Entergy Louisiana LLC	3.050%	6/1/31	100	86
	Entergy Louisiana LLC	4.000%	3/15/33	150	135
	Entergy Louisiana LLC	4.950%	1/15/45	150	134
	Entergy Louisiana LLC	4.200%	9/1/48	167	138
	Entergy Louisiana LLC	4.200%	4/1/50	100	81
	Entergy Louisiana LLC	2.900%	3/15/51	121	79
	Entergy Mississippi LLC	2.850%	6/1/28	125	111
	Entergy Texas Inc.	1.750%	3/15/31	500	391
	Essential Utilities Inc.	3.566%	5/1/29	75	67
	Essential Utilities Inc.	2.704%	4/15/30	100	84
	Essential Utilities Inc.	4.276%	5/1/49	85	69
	Essential Utilities Inc.	3.351%	4/15/50	200	137
	Evergy Inc.	2.450%	9/15/24	200	190
	Evergy Inc.	2.900%	9/15/29	150	130
	Evergy Kansas Central Inc.	2.550%	7/1/26	150	138
	Evergy Kansas Central Inc.	3.100%	4/1/27	100	93
	Evergy Kansas Central Inc.	4.125%	3/1/42	200	166
	Evergy Kansas Central Inc.	4.100%	4/1/43	100	82
	Evergy Kansas Central Inc.	4.250%	12/1/45	25	20
	Evergy Kansas Central Inc.	3.250%	9/1/49	100	70
	Evergy Metro Inc.	2.250%	6/1/30	100	82
	Evergy Metro Inc.	5.300%	10/1/41	100	96
	Evergy Metro Inc.	4.200%	6/15/47	100	81
	Eversource Energy	2.900%	10/1/24	50	48
	Eversource Energy	3.150%	1/15/25	168	162
	Eversource Energy	3.300%	1/15/28	100	92
	Eversource Energy	4.250%	4/1/29	200	189
	Eversource Energy	3.375%	3/1/32	119	104
	Eversource Energy	3.450%	1/15/50	200	146
	Exelon Corp.	3.950%	6/15/25	200	195
	Exelon Corp.	3.400%	4/15/26	200	190
	Exelon Corp.	2.750%	3/15/27	250	230
	Exelon Corp.	4.050%	4/15/30	250	233
	Exelon Corp.	4.950%	6/15/35	225	215
	Exelon Corp.	5.625%	6/15/35	20	20
	Exelon Corp.	5.100%	6/15/45	145	135
	Exelon Corp.	4.450%	4/15/46	175	148
	Exelon Corp.	4.100%	3/15/52	250	198
	Florida Power & Light Co.	3.250%	6/1/24	25	24
	Florida Power & Light Co.	2.850%	4/1/25	300	287
	Florida Power & Light Co.	2.450%	2/3/32	200	167
	Florida Power & Light Co.	5.625%	4/1/34	25	26
	Florida Power & Light Co.	5.960%	4/1/39	375	400
	Florida Power & Light Co.	4.125%	2/1/42	170	147
	Florida Power & Light Co.	4.050%	6/1/42	125	108
	Florida Power & Light Co.	3.800%	12/15/42	75	62
	Florida Power & Light Co.	3.700%	12/1/47	150	121
	Florida Power & Light Co.	3.950%	3/1/48	325	270
	Florida Power & Light Co.	3.150%	10/1/49	555	403
	Florida Power & Light Co.	2.875%	12/4/51	500	341
	Fortis Inc.	3.055%	10/4/26	295	274
	Georgia Power Co.	2.200%	9/15/24	225	214
	Georgia Power Co.	3.250%	4/1/26	100	95
	Georgia Power Co.	4.750%	9/1/40	175	159
	Georgia Power Co.	4.300%	3/15/43	100	83
	Gulf Power Co.	3.300%	5/30/27	50	47
	Iberdrola International BV	6.750%	7/15/36	75	80
	Indiana Michigan Power Co.	3.850%	5/15/28	250	236
	Indiana Michigan Power Co.	3.750%	7/1/47	150	111
	Indiana Michigan Power Co.	4.250%	8/15/48	100	81
	Interstate Power and Light Co.	3.250%	12/1/24	202	195
	Interstate Power and Light Co.	4.100%	9/26/28	125	119
	Interstate Power and Light Co.	3.600%	4/1/29	60	55
	Interstate Power and Light Co.	2.300%	6/1/30	100	81
	Interstate Power and Light Co.	6.250%	7/15/39	50	52
	Interstate Power and Light Co.	3.700%	9/15/46	75	54
	ITC Holdings Corp.	3.650%	6/15/24	75	73
	ITC Holdings Corp.	3.350%	11/15/27	100	92
	ITC Holdings Corp.	5.300%	7/1/43	200	179
[2]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	62	59
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Kentucky Utilities Co.	5.125%	11/1/40	125	118
Kentucky Utilities Co.	4.375%	10/1/45	100	85
Kentucky Utilities Co.	3.300%	6/1/50	200	141
Louisville Gas and Electric Co.	3.300%	10/1/25	75	72
Louisville Gas and Electric Co.	4.250%	4/1/49	170	142
MidAmerican Energy Co.	3.500%	10/15/24	179	175
MidAmerican Energy Co.	3.100%	5/1/27	150	141
MidAmerican Energy Co.	3.650%	4/15/29	200	188
MidAmerican Energy Co.	6.750%	12/30/31	125	141
MidAmerican Energy Co.	5.750%	11/1/35	125	130
MidAmerican Energy Co.	4.800%	9/15/43	100	94
MidAmerican Energy Co.	3.950%	8/1/47	100	82
MidAmerican Energy Co.	4.250%	7/15/49	200	172
Mississippi Power Co.	4.250%	3/15/42	100	81
National Fuel Gas Co.	5.500%	1/15/26	50	50
National Fuel Gas Co.	4.750%	9/1/28	50	47
National Fuel Gas Co.	2.950%	3/1/31	100	78
National Grid USA	5.803%	4/1/35	50	47
National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	775	757
National Rural Utilities Cooperative Finance Corp.	1.000%	6/15/26	100	88
National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	150	139
National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	100	94
National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	100	92
National Rural Utilities Cooperative Finance Corp.	2.400%	3/15/30	100	83
National Rural Utilities Cooperative Finance Corp.	1.350%	3/15/31	100	74
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	204	185
National Rural Utilities Cooperative Finance Corp.	4.150%	12/15/32	53	49
National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	75	68
National Rural Utilities Cooperative Finance Corp.	4.400%	11/1/48	400	334
National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	100	84
Nevada Power Co.	3.700%	5/1/29	200	188
Nevada Power Co.	2.400%	5/1/30	75	63
Nevada Power Co.	6.750%	7/1/37	75	83
Nevada Power Co.	3.125%	8/1/50	150	102
NextEra Energy Capital Holdings Inc.	2.940%	3/21/24	300	292
NextEra Energy Capital Holdings Inc.	4.200%	6/20/24	150	148
NextEra Energy Capital Holdings Inc.	4.255%	9/1/24	275	272
NextEra Energy Capital Holdings Inc.	4.450%	6/20/25	150	148
NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	236
NextEra Energy Capital Holdings Inc.	4.625%	7/15/27	232	229
NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	300	257
NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	100	91
NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	100	87
NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	500	412
NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	179	176
NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	125	103
NextEra Energy Capital Holdings Inc.	5.650%	5/1/79	100	91
NiSource Inc.	0.950%	8/15/25	500	451
NiSource Inc.	3.490%	5/15/27	250	236
NiSource Inc.	2.950%	9/1/29	200	174

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
NiSource Inc.	3.600%	5/1/30	200	178
NiSource Inc.	1.700%	2/15/31	500	381
NiSource Inc.	5.950%	6/15/41	77	78
NiSource Inc.	4.800%	2/15/44	125	110
NiSource Inc.	5.650%	2/1/45	100	98
NiSource Inc.	4.375%	5/15/47	250	210
NiSource Inc.	3.950%	3/30/48	200	156
NiSource Inc.	5.000%	6/15/52	63	58
Northern States Power Co.	6.250%	6/1/36	75	81
Northern States Power Co.	6.200%	7/1/37	50	54
Northern States Power Co.	5.350%	11/1/39	175	176
Northern States Power Co.	3.400%	8/15/42	105	82
Northern States Power Co.	4.000%	8/15/45	50	41
Northern States Power Co.	2.900%	3/1/50	250	172
Northern States Power Co.	2.600%	6/1/51	100	64
NSTAR Electric Co.	3.200%	5/15/27	125	118
NSTAR Electric Co.	3.250%	5/15/29	50	45
NSTAR Electric Co.	5.500%	3/15/40	75	76
NSTAR Electric Co.	4.950%	9/15/52	74	72
Oglethorpe Power Corp.	5.950%	11/1/39	50	48
Oglethorpe Power Corp.	5.375%	11/1/40	175	158
Oglethorpe Power Corp.	3.750%	8/1/50	250	179
Ohio Edison Co.	6.875%	7/15/36	100	108
Ohio Power Co.	4.150%	4/1/48	100	81
Ohio Power Co.	4.000%	6/1/49	240	190
Oklahoma Gas and Electric Co.	3.800%	8/15/28	75	70
Oklahoma Gas and Electric Co.	3.250%	4/1/30	100	87
Oklahoma Gas and Electric Co.	4.150%	4/1/47	50	40
Oklahoma Gas and Electric Co.	3.850%	8/15/47	75	56
Oncor Electric Delivery Co. LLC	2.750%	6/1/24	100	97
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	75	72
Oncor Electric Delivery Co. LLC	3.700%	11/15/28	50	47
Oncor Electric Delivery Co. LLC	2.750%	5/15/30	200	174
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	58
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	152
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	125	124
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	69
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	37	37
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	100	81
Oncor Electric Delivery Co. LLC	3.800%	9/30/47	50	41
Oncor Electric Delivery Co. LLC	3.800%	6/1/49	200	162
Oncor Electric Delivery Co. LLC	3.100%	9/15/49	250	178
Oncor Electric Delivery Co. LLC	2.700%	11/15/51	250	164
Oncor Electric Delivery Co. LLC	5.350%	10/1/52	63	64
ONE Gas Inc.	2.000%	5/15/30	100	81
ONE Gas Inc.	4.658%	2/1/44	125	108
ONE Gas Inc.	4.500%	11/1/48	75	62
Pacific Gas and Electric Co.	3.450%	7/1/25	200	190
Pacific Gas and Electric Co.	3.150%	1/1/26	300	279
Pacific Gas and Electric Co.	3.300%	12/1/27	800	707
Pacific Gas and Electric Co.	3.000%	6/15/28	200	173
Pacific Gas and Electric Co.	3.750%	7/1/28	300	267
Pacific Gas and Electric Co.	4.550%	7/1/30	700	635
Pacific Gas and Electric Co.	4.400%	3/1/32	81	71
Pacific Gas and Electric Co.	4.500%	7/1/40	500	391
Pacific Gas and Electric Co.	4.750%	2/15/44	500	389
Pacific Gas and Electric Co.	4.300%	3/15/45	200	143
Pacific Gas and Electric Co.	4.950%	7/1/50	575	451
Pacific Gas and Electric Co.	3.500%	8/1/50	500	315
PacifiCorp	3.600%	4/1/24	125	123
PacifiCorp	3.500%	6/15/29	100	92
PacifiCorp	2.700%	9/15/30	50	43
PacifiCorp	7.700%	11/15/31	450	526
PacifiCorp	5.250%	6/15/35	56	55
PacifiCorp	6.100%	8/1/36	100	103
PacifiCorp	6.250%	10/15/37	125	133
PacifiCorp	6.350%	7/15/38	75	81
PacifiCorp	6.000%	1/15/39	225	234
PacifiCorp	4.100%	2/1/42	56	46
PacifiCorp	4.125%	1/15/49	100	82
PacifiCorp	4.150%	2/15/50	200	165
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PacifiCorp	3.300%	3/15/51	100	72
	PacifiCorp	5.350%	12/1/53	200	200
	PECO Energy Co.	3.900%	3/1/48	75	62
	PECO Energy Co.	2.800%	6/15/50	200	132
[2]	PG&E Energy Recovery Funding LLC	2.822%	7/15/48	100	71
[2]	PG&E Wildfire Recovery Funding LLC	3.594%	6/1/32	141	134
	PG&E Wildfire Recovery Funding LLC	4.022%	6/1/33	50	48
[2]	PG&E Wildfire Recovery Funding LLC	4.263%	6/1/38	100	94
	PG&E Wildfire Recovery Funding LLC	4.722%	6/1/39	75	72
	PG&E Wildfire Recovery Funding LLC	5.081%	6/1/43	75	73
[2]	PG&E Wildfire Recovery Funding LLC	4.451%	12/1/49	250	220
	PG&E Wildfire Recovery Funding LLC	5.212%	12/1/49	100	97
[2]	PG&E Wildfire Recovery Funding LLC	4.674%	12/1/53	100	89
	PG&E Wildfire Recovery Funding LLC	5.099%	6/1/54	75	71
	Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	110	101
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	43
	Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	75	54
	Piedmont Natural Gas Co. Inc.	3.350%	6/1/50	200	136
	Pinnacle West Capital Corp.	1.300%	6/15/25	200	182
	Potomac Electric Power Co.	6.500%	11/15/37	250	274
	Potomac Electric Power Co.	4.150%	3/15/43	150	127
	PPL Capital Funding Inc.	3.100%	5/15/26	100	94
	PPL Electric Utilities Corp.	6.250%	5/15/39	100	107
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	42
	PPL Electric Utilities Corp.	4.150%	10/1/45	155	128
	PPL Electric Utilities Corp.	3.950%	6/1/47	75	61
	Progress Energy Inc.	7.000%	10/30/31	119	130
	Progress Energy Inc.	6.000%	12/1/39	125	127
	Public Service Co. of Colorado	3.700%	6/15/28	75	71
	Public Service Co. of Colorado	1.900%	1/15/31	100	80
	Public Service Co. of Colorado	1.875%	6/15/31	200	159
	Public Service Co. of Colorado	3.600%	9/15/42	175	138
	Public Service Co. of Colorado	4.100%	6/15/48	75	62
	Public Service Co. of Colorado	2.700%	1/15/51	100	65
	Public Service Co. of New Hampshire	3.600%	7/1/49	75	58
	Public Service Electric and Gas Co.	3.000%	5/15/25	80	77
	Public Service Electric and Gas Co.	2.250%	9/15/26	250	227
	Public Service Electric and Gas Co.	3.000%	5/15/27	75	70
	Public Service Electric and Gas Co.	3.200%	5/15/29	70	64
	Public Service Electric and Gas Co.	2.450%	1/15/30	50	43
	Public Service Electric and Gas Co.	3.800%	3/1/46	250	200
	Public Service Electric and Gas Co.	3.850%	5/1/49	200	159
	Public Service Electric and Gas Co.	3.150%	1/1/50	200	141
	Public Service Electric and Gas Co.	2.050%	8/1/50	500	279
	Public Service Enterprise Group Inc.	1.600%	8/15/30	500	388
	Puget Energy Inc.	3.650%	5/15/25	400	382
	Puget Energy Inc.	4.100%	6/15/30	100	89
	Puget Sound Energy Inc.	6.274%	3/15/37	125	128
	Puget Sound Energy Inc.	5.757%	10/1/39	125	125
	Puget Sound Energy Inc.	4.300%	5/20/45	100	81
	Puget Sound Energy Inc.	4.223%	6/15/48	125	102
	Puget Sound Energy Inc.	3.250%	9/15/49	90	62
	San Diego Gas & Electric Co.	2.500%	5/15/26	250	232
	San Diego Gas & Electric Co.	1.700%	10/1/30	500	396
	San Diego Gas & Electric Co.	3.000%	3/15/32	100	86
	San Diego Gas & Electric Co.	4.500%	8/15/40	100	90
	San Diego Gas & Electric Co.	3.750%	6/1/47	75	59
	San Diego Gas & Electric Co.	4.150%	5/15/48	75	63
	San Diego Gas & Electric Co.	3.320%	4/15/50	100	72
	San Diego Gas & Electric Co.	3.700%	3/15/52	100	79
	SCE Recovery Funding LLC	2.943%	11/15/44	50	39

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Sempra Energy	3.300%	4/1/25	200	192
Sempra Energy	3.250%	6/15/27	150	139
Sempra Energy	3.400%	2/1/28	200	186
Sempra Energy	3.800%	2/1/38	200	164
Sempra Energy	6.000%	10/15/39	150	152
Sempra Energy	4.000%	2/1/48	175	138
Sempra Energy	4.125%	4/1/52	200	158
Sierra Pacific Power Co.	2.600%	5/1/26	100	93
Southern California Edison Co.	1.100%	4/1/24	200	190
Southern California Edison Co.	3.700%	8/1/25	150	145
Southern California Edison Co.	3.650%	3/1/28	100	93
Southern California Edison Co.	4.200%	3/1/29	75	71
Southern California Edison Co.	6.650%	4/1/29	75	77
Southern California Edison Co.	2.850%	8/1/29	275	239
Southern California Edison Co.	2.250%	6/1/30	300	248
Southern California Edison Co.	2.500%	6/1/31	200	165
Southern California Edison Co.	2.750%	2/1/32	130	109
Southern California Edison Co.	5.750%	4/1/35	75	75
Southern California Edison Co.	5.350%	7/15/35	200	193
Southern California Edison Co.	5.625%	2/1/36	125	122
Southern California Edison Co.	5.500%	3/15/40	100	97
Southern California Edison Co.	4.500%	9/1/40	275	235
Southern California Edison Co.	4.050%	3/15/42	208	166
Southern California Edison Co.	3.900%	3/15/43	100	77
Southern California Edison Co.	4.000%	4/1/47	335	263
Southern California Edison Co.	4.125%	3/1/48	350	280
Southern California Edison Co.	4.875%	3/1/49	100	88
Southern California Edison Co.	3.650%	6/1/51	200	147
Southern California Edison Co.	3.450%	2/1/52	200	143
Southern California Gas Co.	2.600%	6/15/26	405	375
Southern California Gas Co.	2.950%	4/15/27	200	185
Southern California Gas Co.	2.550%	2/1/30	150	128
Southern California Gas Co.	3.750%	9/15/42	75	59
Southern California Gas Co.	4.125%	6/1/48	75	60
Southern California Gas Co.	3.950%	2/15/50	70	55
Southern Co Gas Capital Corp.	5.150%	9/15/32	90	88
Southern Co.	4.475%	8/1/24	200	198
Southern Co.	3.250%	7/1/26	350	330
Southern Co.	5.113%	8/1/27	200	200
Southern Co.	1.750%	3/15/28	300	253
Southern Co.	5.700%	10/15/32	90	92
Southern Co.	4.250%	7/1/36	200	175
Southern Co.	4.400%	7/1/46	360	301
Southern Co.	4.000%	1/15/51	300	273
Southern Co.	3.750%	9/15/51	200	162
Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	70
Southern Co. Gas Capital Corp.	1.750%	1/15/31	500	382
Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	75
Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	41
Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	75
Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	80
Southern Power Co.	4.150%	12/1/25	100	98
Southern Power Co.	5.150%	9/15/41	100	90
Southern Power Co.	5.250%	7/15/43	50	45
Southern Power Co.	4.950%	12/15/46	75	64
Southwest Gas Corp.	3.700%	4/1/28	50	46
Southwest Gas Corp.	4.050%	3/15/32	200	175
Southwest Gas Corp.	3.800%	9/29/46	75	52
Southwest Gas Corp.	4.150%	6/1/49	25	18
Southwestern Electric Power Co.	2.750%	10/1/26	445	408
Southwestern Electric Power Co.	4.100%	9/15/28	100	95
Southwestern Electric Power Co.	6.200%	3/15/40	75	76
Southwestern Electric Power Co.	3.900%	4/1/45	100	76
Southwestern Electric Power Co.	3.850%	2/1/48	325	241
Southwestern Electric Power Co.	3.250%	11/1/51	200	132
Southwestern Public Service Co.	3.300%	6/15/24	165	161
Southwestern Public Service Co.	4.500%	8/15/41	100	87
Southwestern Public Service Co.	3.400%	8/15/46	275	199
Southwestern Public Service Co.	3.700%	8/15/47	75	57
Southwestern Public Service Co.	4.400%	11/15/48	275	231
Southwestern Public Service Co.	3.750%	6/15/49	75	57
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Southwestern Public Service Co.	3.150%	5/1/50	100	70
Tampa Electric Co.	4.100%	6/15/42	50	41
Tampa Electric Co.	4.350%	5/15/44	50	41
Tampa Electric Co.	4.300%	6/15/48	75	60
Tampa Electric Co.	4.450%	6/15/49	125	103
Tampa Electric Co.	3.625%	6/15/50	50	36
Tampa Electric Co.	5.000%	7/15/52	100	92
Toledo Edison Co.	6.150%	5/15/37	75	77
Tucson Electric Power Co.	3.050%	3/15/25	50	48
Union Electric Co.	3.500%	4/15/24	250	245
Union Electric Co.	2.950%	6/15/27	72	67
Union Electric Co.	2.950%	3/15/30	350	307
Union Electric Co.	2.150%	3/15/32	200	158
Union Electric Co.	8.450%	3/15/39	150	190
Union Electric Co.	3.650%	4/15/45	125	96
Union Electric Co.	4.000%	4/1/48	275	221
Union Electric Co.	3.250%	10/1/49	100	71
Union Electric Co.	3.900%	4/1/52	100	81
Virginia Electric and Power Co.	3.450%	2/15/24	50	49
Virginia Electric and Power Co.	2.950%	11/15/26	276	258
Virginia Electric and Power Co.	3.500%	3/15/27	250	237
Virginia Electric and Power Co.	3.800%	4/1/28	150	142
Virginia Electric and Power Co.	2.875%	7/15/29	275	242
Virginia Electric and Power Co.	2.300%	11/15/31	200	161
Virginia Electric and Power Co.	2.400%	3/30/32	200	162
Virginia Electric and Power Co.	6.000%	1/15/36	125	129
Virginia Electric and Power Co.	6.000%	5/15/37	150	155
Virginia Electric and Power Co.	6.350%	11/30/37	50	53
Virginia Electric and Power Co.	4.000%	1/15/43	90	73
Virginia Electric and Power Co.	4.450%	2/15/44	475	407
Virginia Electric and Power Co.	4.200%	5/15/45	75	61
Virginia Electric and Power Co.	4.000%	11/15/46	100	79
Virginia Electric and Power Co.	3.800%	9/15/47	100	77
Virginia Electric and Power Co.	4.600%	12/1/48	175	153
Virginia Electric and Power Co.	3.300%	12/1/49	210	151
Virginia Electric and Power Co.	2.950%	11/15/51	200	133
Washington Gas Light Co.	3.796%	9/15/46	100	75
Washington Gas Light Co.	3.650%	9/15/49	30	22
WEC Energy Group Inc.	3.550%	6/15/25	48	46
WEC Energy Group Inc.	1.375%	10/15/27	500	425
WEC Energy Group Inc.	2.200%	12/15/28	200	169
Wisconsin Electric Power Co.	2.050%	12/15/24	100	95
Wisconsin Electric Power Co.	4.750%	9/30/32	90	88
Wisconsin Electric Power Co.	4.300%	10/15/48	100	82
Wisconsin Power and Light Co.	6.375%	8/15/37	100	106
Wisconsin Power and Light Co.	3.650%	4/1/50	50	37
Xcel Energy Inc.	3.300%	6/1/25	325	312
Xcel Energy Inc.	3.350%	12/1/26	75	71
Xcel Energy Inc.	1.750%	3/15/27	200	175
Xcel Energy Inc.	4.000%	6/15/28	75	72
Xcel Energy Inc.	2.600%	12/1/29	200	171
Xcel Energy Inc.	3.400%	6/1/30	250	223
Xcel Energy Inc.	4.600%	6/1/32	200	192
Xcel Energy Inc.	3.500%	12/1/49	100	73
				90,424
Total Corporate Bonds (Cost $1,234,006)				1,072,443
Sovereign Bonds (3.4%)
African Development Bank	0.875%	3/23/26	600	537
African Development Bank	0.875%	7/22/26	400	354
African Development Bank	4.375%	11/3/27	500	502
Asian Development Bank	2.625%	1/30/24	1,000	977
Asian Development Bank	0.375%	6/11/24	1,200	1,128
Asian Development Bank	4.125%	9/27/24	325	322
Asian Development Bank	0.625%	10/8/24	700	653
Asian Development Bank	1.500%	10/18/24	500	473
Asian Development Bank	2.000%	1/22/25	300	285
Asian Development Bank	0.625%	4/29/25	700	642
Asian Development Bank	2.875%	5/6/25	405	391
Asian Development Bank	0.375%	9/3/25	1,000	900
Asian Development Bank	0.500%	2/4/26	850	756

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Asian Development Bank	2.000%	4/24/26	100	93
	Asian Development Bank	2.625%	1/12/27	200	188
	Asian Development Bank	1.500%	1/20/27	1,125	1,012
	Asian Development Bank	2.375%	8/10/27	275	254
	Asian Development Bank	6.220%	8/15/27	100	107
	Asian Development Bank	3.125%	8/20/27	725	693
	Asian Development Bank	2.500%	11/2/27	673	623
	Asian Development Bank	1.250%	6/9/28	210	180
	Asian Development Bank	5.820%	6/16/28	148	159
	Asian Development Bank	3.125%	9/26/28	130	123
	Asian Development Bank	1.750%	9/19/29	200	172
	Asian Development Bank	1.875%	1/24/30	200	172
	Asian Development Bank	0.750%	10/8/30	500	389
	Asian Development Bank	1.500%	3/4/31	500	411
	Asian Development Bank	3.125%	4/27/32	400	371
	Asian Development Bank	3.875%	9/28/32	225	221
	Asian Infrastructure Investment Bank	2.250%	5/16/24	500	483
	Asian Infrastructure Investment Bank	0.500%	5/28/25	400	363
	Asian Infrastructure Investment Bank	3.375%	6/29/25	200	194
	Asian Infrastructure Investment Bank	0.500%	1/27/26	600	531
	Canada	1.625%	1/22/25	550	520
	Canada	2.875%	4/28/25	520	502
	Canada	0.750%	5/19/26	800	712
	Corp. Andina de Fomento	1.250%	10/26/24	300	279
	Corp. Andina de Fomento	5.250%	11/21/25	620	618
	Corp. Andina de Fomento	2.250%	2/8/27	210	188
	Council of Europe Development Bank	1.375%	2/27/25	200	187
	Council of Europe Development Bank	3.000%	6/16/25	120	116
	Council of Europe Development Bank	0.875%	9/22/26	200	176
	European Bank for Reconstruction & Development	1.625%	9/27/24	270	257
	European Bank for Reconstruction & Development	1.500%	2/13/25	100	94
	European Bank for Reconstruction & Development	0.500%	5/19/25	100	91
	European Bank for Reconstruction & Development	0.500%	11/25/25	500	448
	European Bank for Reconstruction & Development	0.500%	1/28/26	500	445
	European Investment Bank	3.250%	1/29/24	810	797
	European Investment Bank	2.625%	3/15/24	530	517
	European Investment Bank	2.250%	6/24/24	550	531
	European Investment Bank	2.500%	10/15/24	276	266
	European Investment Bank	1.625%	3/14/25	100	94
	European Investment Bank	0.625%	7/25/25	1,600	1,457
	European Investment Bank	2.750%	8/15/25	800	769
	European Investment Bank	0.375%	12/15/25	2,000	1,783
	European Investment Bank	0.375%	3/26/26	1,000	882
	European Investment Bank	0.750%	10/26/26	450	395
	European Investment Bank	1.375%	3/15/27	600	537
	European Investment Bank	2.375%	5/24/27	225	209
	European Investment Bank	0.625%	10/21/27	500	424
	European Investment Bank	3.250%	11/15/27	500	481
	European Investment Bank	1.625%	10/9/29	125	107
	European Investment Bank	0.875%	5/17/30	200	159
	European Investment Bank	0.750%	9/23/30	500	392
	European Investment Bank	4.875%	2/15/36	325	346
[6]	Export Development Canada	2.625%	2/21/24	250	244
[6]	Export Development Canada	3.375%	8/26/25	550	536
	Export Development Canada	3.000%	5/25/27	450	428
	Export-Import Bank of Korea	4.000%	1/14/24	650	644
	Export-Import Bank of Korea	4.000%	9/15/24	750	737
	Export-Import Bank of Korea	2.625%	5/26/26	200	187
	Export-Import Bank of Korea	1.625%	1/18/27	200	176
	Export-Import Bank of Korea	4.250%	9/15/27	200	195
	Export-Import Bank of Korea	1.250%	9/21/30	500	384
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Export-Import Bank of Korea	2.125%	1/18/32	200	160
	Export-Import Bank of Korea	2.500%	6/29/41	350	243
	Hydro-Quebec	8.050%	7/7/24	325	340
	Inter-American Development Bank	2.625%	1/16/24	150	147
	Inter-American Development Bank	3.000%	2/21/24	900	882
	Inter-American Development Bank	3.250%	7/1/24	600	588
	Inter-American Development Bank	0.500%	9/23/24	600	559
	Inter-American Development Bank	2.125%	1/15/25	1,100	1,050
	Inter-American Development Bank	1.750%	3/14/25	200	189
	Inter-American Development Bank	0.875%	4/3/25	500	462
	Inter-American Development Bank	7.000%	6/15/25	134	141
	Inter-American Development Bank	0.625%	7/15/25	1,300	1,184
	Inter-American Development Bank	0.875%	4/20/26	500	447
	Inter-American Development Bank	2.000%	6/2/26	750	694
	Inter-American Development Bank	2.000%	7/23/26	100	92
	Inter-American Development Bank	2.375%	7/7/27	450	417
	Inter-American Development Bank	0.625%	9/16/27	800	679
	Inter-American Development Bank	1.125%	7/20/28	300	255
	Inter-American Development Bank	3.125%	9/18/28	875	827
	Inter-American Development Bank	1.125%	1/13/31	350	280
	Inter-American Development Bank	3.875%	10/28/41	200	185
	Inter-American Development Bank	3.200%	8/7/42	100	83
	International Bank for Reconstruction & Development	2.500%	3/19/24	1,100	1,071
	International Bank for Reconstruction & Development	1.500%	8/28/24	695	661
	International Bank for Reconstruction & Development	2.500%	11/25/24	750	722
	International Bank for Reconstruction & Development	1.625%	1/15/25	200	189
	International Bank for Reconstruction & Development	0.625%	4/22/25	1,500	1,376
	International Bank for Reconstruction & Development	0.375%	7/28/25	1,500	1,356
	International Bank for Reconstruction & Development	2.500%	7/29/25	1,150	1,098
	International Bank for Reconstruction & Development	0.500%	10/28/25	2,000	1,797
	International Bank for Reconstruction & Development	3.125%	11/20/25	470	454
	International Bank for Reconstruction & Development	0.875%	7/15/26	525	467
	International Bank for Reconstruction & Development	2.500%	11/22/27	350	324
	International Bank for Reconstruction & Development	0.750%	11/24/27	900	765
	International Bank for Reconstruction & Development	1.125%	9/13/28	1,500	1,271
	International Bank for Reconstruction & Development	3.625%	9/21/29	775	751
	International Bank for Reconstruction & Development	1.750%	10/23/29	200	172
	International Bank for Reconstruction & Development	0.875%	5/14/30	400	318
	International Bank for Reconstruction & Development	0.750%	8/26/30	800	624
	International Bank for Reconstruction & Development	1.250%	2/10/31	650	525
	International Bank for Reconstruction & Development	1.625%	11/3/31	1,500	1,231
	International Bank for Reconstruction & Development	2.500%	3/29/32	200	176
	International Bank for Reconstruction & Development	4.750%	2/15/35	250	259
	International Finance Corp.	1.375%	10/16/24	200	189
	International Finance Corp.	0.375%	7/16/25	400	362
	International Finance Corp.	2.125%	4/7/26	600	559
[7]	Israel Government Aid Bond	5.500%	4/26/24	475	479
[7]	Israel Government Aid Bond	5.500%	9/18/33	100	107
[8]	Japan Bank for International Cooperation	3.250%	7/20/23	300	297
[8]	Japan Bank for International Cooperation	3.375%	7/31/23	100	99
[8]	Japan Bank for International Cooperation	0.500%	4/15/24	500	472

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Japan Bank for International Cooperation	3.000%	5/29/24	500	486
[8]	Japan Bank for International Cooperation	1.750%	10/17/24	200	189
[8]	Japan Bank for International Cooperation	2.125%	2/10/25	330	313
[8]	Japan Bank for International Cooperation	0.625%	7/15/25	400	361
[8]	Japan Bank for International Cooperation	2.750%	1/21/26	442	418
[8]	Japan Bank for International Cooperation	2.375%	4/20/26	200	186
[8]	Japan Bank for International Cooperation	2.250%	11/4/26	200	183
[8]	Japan Bank for International Cooperation	2.875%	7/21/27	200	186
[8]	Japan Bank for International Cooperation	2.750%	11/16/27	800	736
[8]	Japan Bank for International Cooperation	3.250%	7/20/28	300	280
[8]	Japan Bank for International Cooperation	3.500%	10/31/28	350	330
[8]	Japan Bank for International Cooperation	2.125%	2/16/29	420	364
[8]	Japan Bank for International Cooperation	1.250%	1/21/31	500	390
[8]	Japan International Cooperation Agency	2.750%	4/27/27	300	278
[8]	Japan International Cooperation Agency	3.250%	5/25/27	200	189
[8]	Japan International Cooperation Agency	1.750%	4/28/31	200	161
[9]	KFW	2.625%	2/28/24	400	390
[9]	KFW	0.250%	3/8/24	700	664
[9]	KFW	1.375%	8/5/24	900	855
[9]	KFW	0.500%	9/20/24	825	769
[9]	KFW	1.250%	1/31/25	1,725	1,615
[9]	KFW	2.000%	5/2/25	150	142
[9]	KFW	0.375%	7/18/25	1,500	1,357
[9]	KFW	0.625%	1/22/26	1,000	895
[9]	KFW	1.000%	10/1/26	1,000	888
[9]	KFW	3.000%	5/20/27	560	534
[9]	KFW	2.875%	4/3/28	500	470
[9]	KFW	1.750%	9/14/29	175	151
[9]	KFW	0.000%	4/18/36	400	229
[9]	KFW	0.000%	6/29/37	200	110
[7]	Kingdom of Jordan AID	3.000%	6/30/25	200	193
	Korea Development Bank	3.750%	1/22/24	500	494
	Korea Development Bank	2.125%	10/1/24	200	190
	Korea Development Bank	0.750%	1/25/25	200	183
	Korea Development Bank	1.375%	4/25/27	200	173
	Korea Development Bank	1.625%	1/19/31	400	314
[9]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	809
[9]	Landwirtschaftliche Rentenbank	0.500%	5/27/25	400	365
[9]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	453
[9]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	252
[9]	Landwirtschaftliche Rentenbank	2.500%	11/15/27	250	231
[9]	Landwirtschaftliche Rentenbank	0.875%	9/3/30	500	394
	Nordic Investment Bank	2.250%	5/21/24	200	193
	Nordic Investment Bank	0.375%	9/11/25	600	539
	Nordic Investment Bank	0.500%	1/21/26	200	178
[10]	Oesterreichische Kontrollbank AG	1.500%	2/12/25	100	94
[10]	Oesterreichische Kontrollbank AG	0.375%	9/17/25	500	449
[10]	Oesterreichische Kontrollbank AG	0.500%	2/2/26	500	444
[10]	Oesterreichische Kontrollbank AG	3.625%	9/9/27	400	390
[2]	Oriental Republic of Uruguay	4.375%	10/27/27	150	152
[2]	Oriental Republic of Uruguay	4.375%	1/23/31	468	465
	Oriental Republic of Uruguay	5.750%	10/28/34	213	231
[2]	Oriental Republic of Uruguay	7.625%	3/21/36	195	247
[2]	Oriental Republic of Uruguay	4.125%	11/20/45	200	185
[2]	Oriental Republic of Uruguay	5.100%	6/18/50	695	683
[2]	Oriental Republic of Uruguay	4.975%	4/20/55	370	355
	Province of Alberta	2.950%	1/23/24	300	294
	Province of Alberta	1.875%	11/13/24	450	427
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Province of Alberta	1.000%	5/20/25	485	446
	Province of Alberta	3.300%	3/15/28	250	237
	Province of Alberta	1.300%	7/22/30	500	400
	Province of British Columbia	1.750%	9/27/24	225	214
	Province of British Columbia	2.250%	6/2/26	300	279
	Province of British Columbia	0.900%	7/20/26	300	266
	Province of Manitoba	2.600%	4/16/24	150	146
	Province of Manitoba	2.125%	6/22/26	90	83
	Province of Manitoba	1.500%	10/25/28	350	297
	Province of New Brunswick	3.625%	2/24/28	105	101
	Province of Ontario	3.050%	1/29/24	250	245
	Province of Ontario	3.200%	5/16/24	150	147
	Province of Ontario	2.500%	4/27/26	250	234
	Province of Ontario	2.300%	6/15/26	900	836
	Province of Ontario	3.100%	5/19/27	600	569
	Province of Ontario	2.000%	10/2/29	585	503
	Province of Ontario	1.125%	10/7/30	500	393
	Province of Ontario	1.600%	2/25/31	600	487
	Province of Ontario	1.800%	10/14/31	200	162
	Province of Quebec	1.500%	2/11/25	441	414
	Province of Quebec	0.600%	7/23/25	500	453
	Province of Quebec	2.500%	4/20/26	200	188
	Province of Quebec	2.750%	4/12/27	850	797
	Province of Quebec	7.500%	9/15/29	475	558
	Province of Quebec	1.350%	5/28/30	400	323
	Province of Quebec	1.900%	4/21/31	1,200	994
	Republic of Chile	3.125%	1/21/26	485	460
	Republic of Chile	3.240%	2/6/28	460	427
	Republic of Chile	2.450%	1/31/31	200	166
	Republic of Chile	2.550%	7/27/33	400	314
	Republic of Chile	3.500%	1/31/34	600	513
	Republic of Chile	4.340%	3/7/42	400	339
	Republic of Chile	3.500%	1/25/50	275	200
	Republic of Chile	4.000%	1/31/52	200	155
	Republic of Chile	3.100%	1/22/61	500	312
	Republic of Chile	3.250%	9/21/71	200	124
	Republic of Hungary	5.375%	3/25/24	350	350
	Republic of Hungary	7.625%	3/29/41	240	262
	Republic of Indonesia	4.100%	4/24/28	200	197
	Republic of Indonesia	4.750%	2/11/29	425	426
	Republic of Indonesia	3.400%	9/18/29	200	184
	Republic of Indonesia	2.850%	2/14/30	200	180
	Republic of Indonesia	3.850%	10/15/30	200	189
	Republic of Indonesia	4.350%	1/11/48	725	625
	Republic of Indonesia	3.700%	10/30/49	200	155
	Republic of Indonesia	4.200%	10/15/50	430	356
	Republic of Indonesia	3.050%	3/12/51	400	290
	Republic of Indonesia	4.300%	3/31/52	200	169
	Republic of Indonesia	5.450%	9/20/52	200	198
	Republic of Indonesia	3.200%	9/23/61	200	137
	Republic of Indonesia	4.450%	4/15/70	200	168
	Republic of Italy	0.875%	5/6/24	500	468
	Republic of Italy	2.375%	10/17/24	475	447
	Republic of Italy	1.250%	2/17/26	500	435
	Republic of Italy	2.875%	10/17/29	400	332
	Republic of Italy	5.375%	6/15/33	475	454
	Republic of Italy	4.000%	10/17/49	500	354
	Republic of Italy	3.875%	5/6/51	400	265
	Republic of Korea	5.625%	11/3/25	100	102
	Republic of Korea	2.750%	1/19/27	1,000	940
	Republic of Korea	2.500%	6/19/29	200	180
	Republic of Korea	1.750%	10/15/31	200	164
	Republic of Korea	3.875%	9/20/48	125	109
	Republic of Panama	3.750%	3/16/25	207	200
	Republic of Panama	7.125%	1/29/26	168	178
	Republic of Panama	8.875%	9/30/27	238	275
	Republic of Panama	3.875%	3/17/28	460	434
	Republic of Panama	9.375%	4/1/29	300	357
	Republic of Panama	2.252%	9/29/32	500	371
	Republic of Panama	6.400%	2/14/35	200	203
[2]	Republic of Panama	6.700%	1/26/36	292	306

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Republic of Panama	4.500%	4/16/50	560	423
[2]	Republic of Panama	4.300%	4/29/53	400	291
	Republic of Panama	4.500%	4/1/56	500	367
[2]	Republic of Panama	3.870%	7/23/60	750	485
	Republic of Panama	4.500%	1/19/63	200	142
	Republic of Peru	7.350%	7/21/25	225	236
	Republic of Peru	2.392%	1/23/26	200	185
	Republic of Peru	2.783%	1/23/31	900	747
	Republic of Peru	1.862%	12/1/32	350	256
	Republic of Peru	8.750%	11/21/33	645	788
	Republic of Peru	3.000%	1/15/34	750	593
[2]	Republic of Peru	6.550%	3/14/37	325	344
	Republic of Peru	3.300%	3/11/41	200	146
	Republic of Peru	5.625%	11/18/50	200	198
	Republic of Peru	3.600%	1/15/72	275	180
	Republic of Peru	3.230%	7/28/21	525	307
	Republic of Philippines	9.500%	10/21/24	350	381
	Republic of Philippines	10.625%	3/16/25	100	113
	Republic of Philippines	5.500%	3/30/26	225	231
	Republic of Philippines	5.170%	10/13/27	300	306
	Republic of Philippines	3.000%	2/1/28	400	372
	Republic of Philippines	3.750%	1/14/29	400	382
	Republic of Philippines	9.500%	2/2/30	300	382
	Republic of Philippines	2.457%	5/5/30	200	175
	Republic of Philippines	7.750%	1/14/31	400	478
	Republic of Philippines	1.648%	6/10/31	200	160
	Republic of Philippines	1.950%	1/6/32	200	163
	Republic of Philippines	6.375%	1/15/32	200	223
	Republic of Philippines	5.609%	4/13/33	300	317
	Republic of Philippines	6.375%	10/23/34	550	609
	Republic of Philippines	3.950%	1/20/40	400	339
	Republic of Philippines	3.700%	3/1/41	400	326
	Republic of Philippines	3.700%	2/2/42	350	284
	Republic of Philippines	2.950%	5/5/45	200	144
	Republic of Philippines	2.650%	12/10/45	200	134
	Republic of Philippines	3.200%	7/6/46	500	365
	Republic of Philippines	5.950%	10/13/47	200	214
	Republic of Poland	3.250%	4/6/26	500	479
	Republic of Poland	5.500%	11/16/27	225	231
	Republic of Poland	5.750%	11/16/32	200	213
	State of Israel	2.875%	3/16/26	200	190
	State of Israel	3.250%	1/17/28	300	284
	State of Israel	2.500%	1/15/30	200	179
	State of Israel	2.750%	7/3/30	600	545
	State of Israel	4.500%	1/30/43	200	186
	State of Israel	4.125%	1/17/48	250	219
	State of Israel	3.375%	1/15/50	200	153
	State of Israel	3.875%	7/3/50	400	335
	State of Israel	4.500%	4/3/20	200	175
	Svensk Exportkredit AB	0.375%	3/11/24	800	758
	Svensk Exportkredit AB	0.375%	7/30/24	500	467
	Svensk Exportkredit AB	0.625%	10/7/24	200	186
	Svensk Exportkredit AB	0.625%	5/14/25	500	456
	Svensk Exportkredit AB	0.500%	8/26/25	800	719
	Svensk Exportkredit AB	4.625%	11/28/25	247	247
	Svensk Exportkredit AB	2.250%	3/22/27	200	184
	United Mexican States	3.900%	4/27/25	400	395
	United Mexican States	4.125%	1/21/26	445	434
	United Mexican States	4.150%	3/28/27	800	780
	United Mexican States	3.750%	1/11/28	675	638
	United Mexican States	4.500%	4/22/29	950	907
	United Mexican States	3.250%	4/16/30	385	336
	United Mexican States	2.659%	5/24/31	600	483
	United Mexican States	8.300%	8/15/31	220	258
	United Mexican States	7.500%	4/8/33	100	112
	United Mexican States	6.050%	1/11/40	883	856
	United Mexican States	4.280%	8/14/41	865	669
	United Mexican States	4.750%	3/8/44	765	618
	United Mexican States	5.550%	1/21/45	200	179
	United Mexican States	4.600%	1/23/46	600	467
	United Mexican States	4.350%	1/15/47	560	420
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United Mexican States	4.600%	2/10/48	455	352
United Mexican States	4.500%	1/31/50	200	152
United Mexican States	5.000%	4/27/51	600	488
United Mexican States	4.400%	2/12/52	500	368
United Mexican States	3.771%	5/24/61	800	508
United Mexican States	5.750%	10/12/10	342	288
Total Sovereign Bonds (Cost $150,924)				135,482
Taxable Municipal Bonds (0.7%)
Alabama Economic Settlement Authority Miscellaneous Revenue	3.163%	9/15/25	40	39
American Municipal Power Inc. Electric Power & Light Revenue	5.939%	2/15/47	150	156
American Municipal Power Inc. Electric Power & Light Revenue	7.499%	2/15/50	50	60
American Municipal Power Inc. Electric Power & Light Revenue (Combination Hydroelectric Projects)	8.084%	2/15/50	175	225
Bay Area Toll Authority Highway Revenue	2.574%	4/1/31	75	66
Bay Area Toll Authority Highway Revenue	6.918%	4/1/40	100	117
Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	250	283
Bay Area Toll Authority Highway Revenue	7.043%	4/1/50	100	123
Bay Area Toll Authority Highway Revenue	6.907%	10/1/50	200	244
Bay Area Toll Authority Highway Revenue	3.126%	4/1/55	100	67
California GO	3.375%	4/1/25	100	97
California GO	2.650%	4/1/26	75	71
California GO	1.700%	2/1/28	100	86
California GO	3.500%	4/1/28	150	141
California GO	2.500%	10/1/29	70	60
California GO	4.500%	4/1/33	190	183
California GO	7.500%	4/1/34	350	423
California GO	4.600%	4/1/38	300	282
California GO	7.550%	4/1/39	630	789
California GO	7.300%	10/1/39	75	91
California GO	7.350%	11/1/39	575	702
California GO	7.625%	3/1/40	205	259
California GO	7.600%	11/1/40	200	256
California State University College & University Revenue	3.899%	11/1/47	50	42
California State University College & University Revenue	2.975%	11/1/51	140	97
Central Puget Sound Regional Transit Authority Sales & Sales Tax Revenue Bonds	5.491%	11/1/39	50	52
Chicago IL GO	7.045%	1/1/29	35	36
Chicago IL GO, Prere.	7.045%	1/1/23	5	5
Chicago O'Hare International Airport Port, Airport & Marina Revenue	6.395%	1/1/40	125	140
Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.472%	1/1/49	75	66
Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.572%	1/1/54	40	35
Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	120	133
Clark County Department of Aviation Port, Airport & Marina Revenue	6.820%	7/1/45	100	118
Commonwealth Financing Authority Appropriations Revenue	3.807%	6/1/41	105	86
Commonwealth Financing Authority Appropriations Revenue (Plancon Program)	3.864%	6/1/38	100	88

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Commonwealth of Massachusetts GO	4.110%	7/15/31	250	241
	Commonwealth of Massachusetts GO	5.456%	12/1/39	150	157
	Commonwealth of Massachusetts GO	2.514%	7/1/41	50	36
	Commonwealth of Massachusetts GO	2.813%	9/1/43	225	162
	Commonwealth of Massachusetts GO	2.900%	9/1/49	100	69
	Commonwealth of Massachusetts Transportation Fund Fuel Sales Tax Revenue	5.731%	6/1/40	50	52
	Connecticut GO	5.090%	10/1/30	175	176
	Connecticut GO	5.850%	3/15/32	200	211
	Cook County IL GO	6.229%	11/15/34	50	54
	Dallas Area Rapid Transit Sales Tax Revenue	5.999%	12/1/44	100	109
	Dallas Area Rapid Transit Sales Tax Revenue	5.022%	12/1/48	50	48
	Dallas Convention Center Hotel Development Corp. Hotel Occupancy Tax Revenue	7.088%	1/1/42	75	82
[11]	Dallas Independent School District GO	6.450%	2/15/35	100	100
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	2.994%	11/1/38	200	162
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	3.144%	11/1/45	75	56
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	4.507%	11/1/51	100	90
	District of Columbia Income Tax Revenue	5.591%	12/1/34	50	52
	District of Columbia Water & Sewer Authority Water Revenue	4.814%	10/1/14	150	130
	East Bay Municipal Utility District Water System Water Revenue	5.874%	6/1/40	85	93
	Florida State Board of Administration Finance Corp. Miscellaneous Revenue	1.705%	7/1/27	250	218
	Foothill-Eastern Transportation Corridor Agency Highway Revenue	4.094%	1/15/49	140	106
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	239	256
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.655%	4/1/57	144	155
	Georgia Municipal Electric Authority Electric Power & Light Revenue	7.055%	4/1/57	72	73
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.115%	6/1/38	100	77
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.000%	6/1/46	175	162
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	4.214%	6/1/50	200	156
	Grand Parkway Transportation Corp. Texas System Highway Revenue	3.236%	10/1/52	395	280
	Great Lakes Water Authority Sewage Disposal System Sewer Revenue	3.056%	7/1/39	100	77
	Houston TX GO	6.290%	3/1/32	110	115
	Illinois GO	5.100%	6/1/33	1,405	1,348
	Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	50	54
	Indiana Finance Authority Appropriations Revenue	3.051%	1/1/51	75	54
	JobsOhio Beverage System Miscellaneous Revenue	3.985%	1/1/29	150	145
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
JobsOhio Beverage System Miscellaneous Revenue	4.532%	1/1/35	100	96
JobsOhio Beverage System Miscellaneous Revenue	2.833%	1/1/38	75	59
Los Angeles CA Unified School District GO	5.755%	7/1/29	200	207
Los Angeles CA Unified School District GO	5.750%	7/1/34	125	131
Los Angeles CA Unified School District GO	6.758%	7/1/34	200	224
Los Angeles Community College District GO	1.606%	8/1/28	100	86
Los Angeles Community College District GO	1.806%	8/1/30	150	123
Los Angeles Community College District GO	2.106%	8/1/32	100	80
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	75	79
Los Angeles County Public Works Financing Authority Lease (Abatement) Revenue	7.618%	8/1/40	50	61
Los Angeles Department of Water & Power System Electric Power & Light Revenue	6.574%	7/1/45	100	118
Los Angeles Department of Water & Power System Water Revenue	6.603%	7/1/50	100	118
Louisiana Gasoline & Fuels Sales Tax Revenue	2.952%	5/1/41	50	38
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	3.615%	2/1/29	150	145
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	4.145%	2/1/33	100	95
Louisiana Local Government Environmental Facilities & Community Development Authority Intergovernmental Agreement Revenue	4.475%	8/1/39	150	140
Maryland Health & Higher Educational Facilities Authority Health, Hospital, Nursing Home Revenue	3.197%	7/1/50	250	164
Maryland State Transportation Authority Transit Revenue	5.888%	7/1/43	50	53
Massachusetts School Building Authority Sales Tax Revenue	5.715%	8/15/39	100	102
Massachusetts School Building Authority Sales Tax Revenue	3.395%	10/15/40	50	40
Massachusetts School Building Authority Sales Tax Revenue	2.950%	5/15/43	100	73
Massachusetts Water Resources Authority Water Revenue	2.823%	8/1/41	100	74
Metropolitan Government of Nashville & Davidson County TN Hotel Occupancy Tax Revenue	6.731%	7/1/43	50	56
Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	400	490
Metropolitan Transportation Authority Transit Revenue	5.871%	11/15/39	50	48
Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	175	151
Metropolitan Washington Airports Authority Dulles Toll Road Highway Revenue	7.462%	10/1/46	85	104
Metropolitan Water Reclamation District of Greater Chicago GO	5.720%	12/1/38	100	106
Miami-Dade County FL Aviation Port, Airport & Marina Revenue	4.280%	10/1/41	125	110
Miami-Dade County FL Water & Sewer Water Revenue	3.490%	10/1/42	75	60

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.084%	12/1/34	75	63
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.384%	12/1/40	200	160
	Michigan State University College & University Revenue	4.496%	8/15/48	50	45
	Michigan State University College & University Revenue	4.165%	8/15/22	100	74
	Mississippi GO	5.245%	11/1/34	50	51
	Missouri Health & Educational Facilities Authority College & University Revenue	3.229%	5/15/50	100	73
	Missouri Health & Educational Facilities Authority College & University Revenue	3.652%	8/15/57	100	77
[12]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	225	242
	New Jersey Rutgers State University College & University Revenue	3.915%	5/1/19	75	50
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	4.081%	6/15/39	75	62
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	6.561%	12/15/40	200	215
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	4.131%	6/15/42	100	80
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	100	124
	New Jersey Turnpike Authority Highway Revenue	7.102%	1/1/41	400	482
	New York City Municipal Water Finance Authority Revenue Water Revenue	5.750%	6/15/41	50	54
	New York City Municipal Water Finance Authority Revenue Water Revenue	5.440%	6/15/43	100	104
	New York City Municipal Water Finance Authority Water Revenue	5.952%	6/15/42	50	55
	New York City Municipal Water Finance Authority Water Revenue	6.011%	6/15/42	50	55
	New York City Municipal Water Finance Authority Water Revenue	5.882%	6/15/44	175	192
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.767%	8/1/36	145	150
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.572%	11/1/38	75	77
	New York City Transitional Finance Authority Future Tax Secured Sales Tax Revenue	5.508%	8/1/37	100	103
	New York NY GO	5.517%	10/1/37	50	51
	New York NY GO	6.271%	12/1/37	100	110
	New York State Dormitory Authority College & University Revenue	3.142%	7/1/43	260	197
	New York State Dormitory Authority Income Tax Revenue	3.110%	2/15/39	50	39
	New York State Dormitory Authority Income Tax Revenue	5.628%	3/15/39	100	103
	New York State Dormitory Authority Income Tax Revenue	3.190%	2/15/43	50	37
	New York State Dormitory Authority Lease (Appropriation) Revenue	2.202%	3/15/34	200	152
	New York State Thruway Authority Highway Revenue	2.900%	1/1/35	85	70
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	50	39
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	New York State Urban Development Corp. Income Tax Revenue	3.900%	3/15/33	100	92
	New York State Urban Development Corp. Income Tax Revenue	5.770%	3/15/39	150	154
	North Texas Tollway Authority Highway Revenue	3.011%	1/1/43	50	37
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	150	178
	Ohio State University College & University Revenue	4.910%	6/1/40	100	100
	Ohio State University College & University Revenue	4.800%	6/1/11	100	82
	Ohio State University General Receipts College & University Revenue	3.798%	12/1/46	100	84
	Ohio Turnpike & Infrastructure Commission Highway Revenue	3.216%	2/15/48	75	53
	Ohio Water Development Authority Water Pollution Control Loan Fund Water Revenue	4.879%	12/1/34	75	74
	Oregon Department of Transportation Fuel Sales Tax Revenue	5.834%	11/15/34	150	161
	Oregon GO	5.762%	6/1/23	40	40
	Oregon GO	5.892%	6/1/27	75	77
[13]	Oregon School Boards Assn. GO	5.528%	6/30/28	50	51
[14]	Oregon State University College & University Revenue	3.424%	3/1/60	150	104
	Pennsylvania State University College & University Revenue	2.790%	9/1/43	50	36
	Pennsylvania State University College & University Revenue	2.840%	9/1/50	100	66
	Pennsylvania Turnpike Commission Highway Revenue	5.511%	12/1/45	75	75
	Permanent University Fund - Texas A&M University System College & University Revenue	3.100%	7/1/49	75	55
	Permanent University Fund - University of Texas System College & University Revenue	3.376%	7/1/47	50	39
	Philadelphia PA Water & Wastewater Water Revenue	2.926%	7/1/45	50	35
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	6.040%	12/1/29	75	79
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.960%	8/1/46	250	243
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.310%	8/1/46	100	100
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.031%	9/1/48	30	25
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.139%	2/15/51	200	142
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.926%	10/1/51	100	94
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.175%	7/15/60	150	97
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	475	412
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.810%	10/15/65	100	93
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.287%	8/1/69	100	65
	Port of Morrow OR Nuclear Revenue	2.543%	9/1/40	100	71
	Regional Transportation District Sales Tax Revenue	5.844%	11/1/50	100	110

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Riverside County CA Appropriations Revenue	3.818%	2/15/38	50	44
	Rutgers State University of New Jersey College & University Revenue	5.665%	5/1/40	50	51
	Rutgers State University of New Jersey College & University Revenue	3.270%	5/1/43	25	19
	Sales Tax Securitization Corp. Illinois Sales Tax Revenue	3.587%	1/1/43	75	60
	Sales Tax Securitization Corp. Illinois Sales Tax Revenue	3.820%	1/1/48	50	38
	Sales Tax Securitization Corp. Illinois Sales Tax Revenue	4.787%	1/1/48	100	90
	Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue	4.839%	1/1/41	150	146
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.985%	2/1/39	125	136
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.808%	2/1/41	125	133
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	2.905%	2/1/48	100	70
	San Diego County Water Authority Water Revenue	6.138%	5/1/49	100	111
	San Francisco CA Public Utilities Commission Water Revenue	6.950%	11/1/50	100	121
	San Jose Redevelopment Agency Successor Agency Tax Allocation Revenue	3.375%	8/1/34	100	88
	Santa Clara Valley Transportation Authority Sales Tax Revenue	5.876%	4/1/32	200	207
	South Carolina Public Service Authority Electric Power & Light Revenue	6.454%	1/1/50	100	104
	State Board of Administration Finance Corp. Miscellaneous Revenue	1.258%	7/1/25	325	298
	State Board of Administration Finance Corp. Miscellaneous Revenue	2.154%	7/1/30	250	205
	State Public School Building Authority Miscellaneous Revenue	5.000%	9/15/27	50	50
	Texas GO	5.517%	4/1/39	180	190
	Texas GO	4.681%	4/1/40	50	49
	Texas GO	3.211%	4/1/44	225	178
	Texas Private Activity Bond Surface Transportation Corp. Highway Revenue	3.922%	12/31/49	175	133
	Texas Transportation Commission GO	2.562%	4/1/42	100	74
	Texas Transportation Commission GO	2.472%	10/1/44	125	85
	Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue	5.178%	4/1/30	175	178
	Texas Transportation Commission State Highway Fund Miscellaneous Revenue	4.000%	10/1/33	100	91
[13]	Tucson AZ COP	2.856%	7/1/47	50	33
	University of California College & University Revenue	0.883%	5/15/25	100	92
	University of California College & University Revenue	3.063%	7/1/25	100	96
	University of California College & University Revenue	1.316%	5/15/27	100	86
	University of California College & University Revenue	1.614%	5/15/30	125	100
	University of California College & University Revenue	5.946%	5/15/45	175	184
	University of California College & University Revenue	3.071%	5/15/51	100	67
	University of California College & University Revenue	4.858%	5/15/12	225	190
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	University of California College & University Revenue	4.767%	5/15/15	100	82
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	350	398
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	50	57
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	130	86
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	4.563%	5/15/53	100	87
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.706%	5/15/20	60	38
	University of Michigan College & University Revenue	2.437%	4/1/40	100	72
	University of Michigan College & University Revenue	2.562%	4/1/50	100	65
	University of Michigan College & University Revenue	4.454%	4/1/22	225	182
	University of Nebraska Facilities Corp. College & University Revenue	3.037%	10/1/49	65	46
	University of Pittsburgh-of the Commonwealth System of Higher Education College & University Revenue	3.555%	9/15/19	250	153
	University of Texas System Regents College & University Revenue	4.794%	8/15/46	100	99
	University of Texas System Regents College & University Revenue	3.354%	8/15/47	50	38
	University of Texas System Regents College & University Revenue	2.439%	8/15/49	50	31
	University of Virginia College & University Revenue	2.256%	9/1/50	335	204
	University of Virginia College & University Revenue	4.179%	9/1/17	50	38
	Utah GO	4.554%	7/1/24	20	20
	Utah GO	3.539%	7/1/25	37	36
	Washington GO	5.140%	8/1/40	150	151
[13]	Westchester County Local Development Corp. Health, Hospital, Nursing Home Revenue	3.846%	11/1/50	50	35
[13]	Wisconsin Appropriations Revenue	5.700%	5/1/26	55	56
	Wisconsin Appropriations Revenue	3.154%	5/1/27	100	93
	Wisconsin Appropriations Revenue	3.954%	5/1/36	250	225
Total Taxable Municipal Bonds (Cost $30,580)					27,104

Total Bond Market Index Portfolio
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[15]	Vanguard Market Liquidity Fund (Cost $18,262)	4.334%	182,644	18,262
Total Investments (99.8%) (Cost $4,511,055)				3,965,392
Other Assets and Liabilities—Net (0.2%)				7,104
Net Assets (100%)				3,972,496
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2022.
4	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the aggregate value was $16,726,000, representing 0.4% of net assets.
6	Guaranteed by the Government of Canada.
7	U.S. government-guaranteed.
8	Guaranteed by the Government of Japan.
9	Guaranteed by the Federal Republic of Germany.
10	Guaranteed by the Republic of Austria.
11	Scheduled principal and interest payments are guaranteed by Texas Permanent School Fund.
12	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
14	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
15	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1YR—1-year.
6M—6-month.
CMT—Constant Maturing Treasury Rate.
COP—Certificate of Participation.
DAC—Designated Activity Company.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
Prere.—Prerefunded.
REMIC—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.
See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2022
($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,492,793)	3,947,130
Affiliated Issuers (Cost $18,262)	18,262
Total Investments in Securities	3,965,392
Investment in Vanguard	145
Receivables for Investment Securities Sold	33,389
Receivables for Accrued Income	25,593
Receivables for Capital Shares Issued	1,787
Total Assets	4,026,306
Liabilities
Due to Custodian	34
Payables for Investment Securities Purchased	45,575
Payables for Capital Shares Redeemed	7,954
Payables to Vanguard	247
Total Liabilities	53,810
Net Assets	3,972,496
At December 31, 2022, net assets consisted of:

Paid-in Capital	4,477,091
Total Distributable Earnings (Loss)	(504,595)
Net Assets	3,972,496

Net Assets
Applicable to 385,049,268 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,972,496
Net Asset Value Per Share	$10.32

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Interest[1]	104,685
Total Income	104,685
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,115
Management and Administrative	4,280
Marketing and Distribution	284
Custodian Fees	41
Auditing Fees	76
Shareholders’ Reports	181
Trustees’ Fees and Expenses	2
Other Expenses	21
Total Expenses	6,000
Expenses Paid Indirectly	(1)
Net Expenses	5,999
Net Investment Income	98,686
Realized Net Gain (Loss)
Investment Securities Sold[1]	(47,000)
Futures Contracts	(18)
Realized Net Gain (Loss)	(47,018)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(687,610)
Net Increase (Decrease) in Net Assets Resulting from Operations	(635,942)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $225,000, ($6,000), less than $1,000, and $5,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	98,686	89,752
Realized Net Gain (Loss)	(47,018)	31,221
Change in Unrealized Appreciation (Depreciation)	(687,610)	(207,270)
Net Increase (Decrease) in Net Assets Resulting from Operations	(635,942)	(86,297)
Distributions
Total Distributions	(120,844)	(139,591)
Capital Share Transactions
Issued	515,314	843,843
Issued in Lieu of Cash Distributions	120,844	139,591
Redeemed	(778,104)	(752,865)
Net Increase (Decrease) from Capital Share Transactions	(141,946)	230,569
Total Increase (Decrease)	(898,732)	4,681
Net Assets
Beginning of Period	4,871,228	4,866,547
End of Period	3,972,496	4,871,228

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.22	$12.81	$12.21	$11.54	$11.86
Investment Operations
Net Investment Income[1]	.250	.228	.277	.324	.313
Net Realized and Unrealized Gain (Loss) on Investments	(1.844)	(.454)	.635	.657	(.343)
Total from Investment Operations	(1.594)	(.226)	.912	.981	(.030)
Distributions
Dividends from Net Investment Income	(.226)	(.260)	(.312)	(.311)	(.267)
Distributions from Realized Capital Gains	(.080)	(.104)	—	—	(.023)
Total Distributions	(.306)	(.364)	(.312)	(.311)	(.290)
Net Asset Value, End of Period	$10.32	$12.22	$12.81	$12.21	$11.54
Total Return	-13.21%	-1.72%	7.58%	8.67%	-0.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,972	$4,871	$4,867	$4,300	$3,535
Ratio of Total Expenses to Average Net Assets	0.14%[2]	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.30%	1.85%	2.20%	2.72%	2.74%
Portfolio Turnover Rate[3]	42%	69%	94%	80%	89%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
3	Includes 12%, 33%, 28%, 19%, and 26%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio
Notes to Financial Statements
The Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Certain of the portfolio’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio’s investments and portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the portfolio under the MSFTA.
3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio also enters into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

Total Bond Market Index Portfolio
4. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
The portfolio had no open futures contracts at December 31, 2022.
5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on

Total Bond Market Index Portfolio
certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2022, the portfolio had contributed to Vanguard capital in the amount of $145,000, representing less than 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2022, custodian fee offset arrangements reduced the portfolio’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments as of December 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,608,402	—	2,608,402
Asset-Backed/Commercial Mortgage-Backed Securities	—	103,699	—	103,699
Corporate Bonds	—	1,072,443	—	1,072,443
Sovereign Bonds	—	135,482	—	135,482
Taxable Municipal Bonds	—	27,104	—	27,104
Temporary Cash Investments	18,262	—	—	18,262
Total	18,262	3,947,130	—	3,965,392
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	94,490
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(46,022)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(553,063)

Total Bond Market Index Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	89,181	113,757
Long-Term Capital Gains	31,663	25,834
Total	120,844	139,591
*	Includes short-term capital gains, if any.
As of December 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,518,455
Gross Unrealized Appreciation	6,532
Gross Unrealized Depreciation	(559,595)
Net Unrealized Appreciation (Depreciation)	(553,063)
F.	During the year ended December 31, 2022, the portfolio purchased $181,452,000 of investment securities and sold $265,909,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,617,244,000 and $1,690,770,000, respectively.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2022, such purchases were $6,579,000 and sales were $14,779,000, resulting in net realized loss of $732,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2022 Shares (000)	2021 Shares (000)

Issued	47,186	68,447
Issued in Lieu of Cash Distributions	10,897	11,623
Redeemed	(71,707)	(61,220)
Net Increase (Decrease) in Shares Outstanding	(13,624)	18,850
At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 30% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Bond Market Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022 the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
February 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The portfolio hereby designates $32,428,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $31,663,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.

"Bloomberg®" and Bloomberg U.S. Aggregate Float Adjusted Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Total Bond Market Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Total Bond Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Total Bond Market Index Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Total Bond Market Index Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Total Bond Market Index Portfolio into consideration in determining, composing or calculating the Bloomberg U.S. Aggregate Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Total Bond Market Index Portfolio customers, in connection with the administration, marketing or trading of the Total Bond Market Index Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TOTAL BOND MARKET INDEX PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TOTAL BOND MARKET INDEX PORTFOLIO OR BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690TBM 022023

Annual Report  |  December 31, 2022
Vanguard Variable Insurance Funds
Total International Stock Market Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio's Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The Total International Stock Market Index Portfolio returned –16.01%, tracking the –16.10% return of its benchmark, the FTSE Global All Cap ex US Index.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation in check, which increased fears of recession.
•	As a fund of funds, the portfolio seeks to track its target benchmark by investing in underlying funds that offer broad coverage of developed and emerging markets outside the U.S.
•	Despite a robust resurgence in the final months of 2022, most of the underlying funds posted double-digit declines for the full year, with the steepest downturn posted by Vanguard FTSE All-World ex-US Small-Cap Index Fund.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. The Total International Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total International Stock Market Index Portfolio.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2022
Total International Stock Market Index Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,026.40	$0.56
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.65	0.56
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying portfolios' annualized expense figure for that period is 0.11%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Total International Stock Market Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: September 7, 2017, Through December 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Since Inception (9/7/2017)	Final Value of a $10,000 Investment
Total International Stock Market Index Portfolio	-16.01%	1.01%	2.02%	$11,122
FTSE Global All Cap ex US Index	-16.10	1.10	2.21	11,234
“Since Inception” performance is calculated from the portfolio’s inception date for both the portfolio and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
3

Total International Stock Market Index Portfolio
Underlying Vanguard Funds
As of December 31, 2022
Vanguard Developed Markets Index Fund Admiral Shares	28.1%
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	28.0
Vanguard Emerging Markets Stock Index Fund Admiral Shares	17.6
Vanguard European Stock Index Fund Admiral Shares	12.5
Vanguard Pacific Stock Index Fund Admiral Shares	8.5
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares	3.1
Vanguard FTSE Canada All Cap Index ETF	2.2
The table reflects the portfolio's investments, except for short-term investments.
4

Total International Stock Market Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.1%)
International Stock Funds (100.1%)
Vanguard Developed Markets Index Fund Admiral Shares	25,147,541	339,995
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	10,851,493	339,001
Vanguard Emerging Markets Stock Index Fund Admiral Shares	6,550,928	212,315
Vanguard European Stock Index Fund Admiral Shares	2,178,734	151,357
Vanguard Pacific Stock Index Fund Admiral Shares	1,295,511	103,382
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares	1,482,446	37,728
Vanguard FTSE Canada All Cap Index ETF	918,885	26,548
Total Investment Companies (Cost $1,333,342)		1,210,326
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.334% (Cost $648)	6,478	648
Total Investments (100.1%) (Cost $1,333,990)		1,210,974
Other Assets and Liabilities—Net (-0.1%)		(1,718)
Net Assets (100%)		1,209,256
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
5

Total International Stock Market Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2022

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $1,333,990)	1,210,974
Foreign Currency, at Value (Cost $8)	8
Receivables for Accrued Income	177
Receivables for Capital Shares Issued	1,225
Total Assets	1,212,384
Liabilities
Payables for Investment Securities Purchased	656
Payables for Capital Shares Redeemed	2,472
Total Liabilities	3,128
Net Assets	1,209,256
At December 31, 2022, net assets consisted of:

Paid-in Capital	1,291,404
Total Distributable Earnings (Loss)	(82,148)
Net Assets	1,209,256

Net Assets
Applicable to 63,489,308 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,209,256
Net Asset Value Per Share	$19.05
See accompanying Notes, which are an integral part of the Financial Statements.
6

Total International Stock Market Index Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds[1]	36,124
Net Investment Income—Note B	36,124
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	12,307
Futures Contracts	33
Foreign Currencies	(15)
Realized Net Gain (Loss)	12,325
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	(241,673)
Foreign Currencies	(1)
Change in Unrealized Appreciation (Depreciation)	(241,674)
Net Increase (Decrease) in Net Assets Resulting from Operations	(193,225)
1	Dividends are net of foreign withholding taxes of $151,000.
See accompanying Notes, which are an integral part of the Financial Statements.
7

Total International Stock Market Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,124	31,281
Realized Net Gain (Loss)	12,325	37,266
Change in Unrealized Appreciation (Depreciation)	(241,674)	10,842
Net Increase (Decrease) in Net Assets Resulting from Operations	(193,225)	79,389
Distributions
Total Distributions	(72,843)	(26,959)
Capital Share Transactions
Issued	499,136	342,779
Issued in Lieu of Cash Distributions	72,843	26,959
Redeemed	(223,049)	(194,651)
Net Increase (Decrease) from Capital Share Transactions	348,930	175,087
Total Increase (Decrease)	82,862	227,517
Net Assets
Beginning of Period	1,126,394	898,877
End of Period	1,209,256	1,126,394
See accompanying Notes, which are an integral part of the Financial Statements.
8

Total International Stock Market Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.23	$22.98	$21.38	$17.94	$21.15
Investment Operations
Net Investment Income[1]	.622	.730	.487	.691	.646
Capital Gain Distributions Received[1]	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(4.351)	1.202	1.645	3.134	(3.716)
Total from Investment Operations	(3.729)	1.932	2.132	3.825	(3.070)
Distributions
Dividends from Net Investment Income	(.709)	(.462)	(.415)	(.383)	(.127)
Distributions from Realized Capital Gains	(.742)	(.220)	(.117)	(.002)	(.013)
Total Distributions	(1.451)	(.682)	(.532)	(.385)	(.140)
Net Asset Value, End of Period	$19.05	$24.23	$22.98	$21.38	$17.94
Total Return	-16.01%	8.53%	11.18%	21.55%	-14.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,209	$1,126	$899	$402	$200
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.11%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	3.16%	3.03%	2.50%	3.50%	3.23%
Portfolio Turnover Rate	15%	12%	22%	15%	6%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Total International Stock Market Index Portfolio
Notes to Financial Statements
The Total International Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio's investments and portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The portfolio uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2022.
4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10

Total International Stock Market Index Portfolio
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2022, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2022, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
11

Total International Stock Market Index Portfolio
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	33,085
Undistributed Long-Term Gains	12,438
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(127,671)
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	55,448	26,702
Long-Term Capital Gains	17,395	257
Total	72,843	26,959
*	Includes short-term capital gains, if any.
As of December 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,338,645
Gross Unrealized Appreciation	3,862
Gross Unrealized Depreciation	(131,533)
Net Unrealized Appreciation (Depreciation)	(127,671)
E.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2022	2021
	Shares (000)	Shares (000)
Issued	24,649	14,261
Issued in Lieu of Cash Distributions	3,425	1,157
Redeemed	(11,071)	(8,044)
Net Increase (Decrease) in Shares Outstanding	17,003	7,374
12

Total International Stock Market Index Portfolio
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2022 Market Value ($000)
Vanguard Developed Markets Index Fund	316,551	127,468	43,077	2,859	(63,806)	9,345	—	339,995
Vanguard Emerging Markets Stock Index Fund	192,843	110,838	45,815	3,053	(48,604)	8,013	—	212,315
Vanguard European Stock Index Fund	147,662	64,614	31,850	1,734	(30,803)	4,570	—	151,357
Vanguard FTSE All-World ex-US Index Fund	316,306	114,635	29,869	3,931	(66,002)	9,883	—	339,001
Vanguard FTSE All-World ex-US Small-Cap Index Fund	36,306	14,042	3,607	294	(9,307)	802	—	37,728
Vanguard FTSE Canada All Cap Index ETF	18,545	12,268	—	—	(4,265)	788	—	26,548
Vanguard Market Liquidity Fund	1,201	NA1	NA1	—	—	21	—	648
Vanguard Pacific Stock Index Fund	97,957	37,127	13,252	436	(18,886)	2,702	—	103,382
Total	1,127,371	480,992	167,470	12,307	(241,673)	36,124	—	1,210,974
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
13

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total International Stock Market Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total International Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
14

Tax information (unaudited)
The portfolio hereby designates $37,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $17,395,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio designates to shareholders foreign source income of $37,776,000 and foreign taxes paid of $2,778,000.
15

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
16

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of
IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services
(2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690TISM 022023

Annual Report  |  December 31, 2022
Vanguard Variable Insurance Funds
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2022, the Total Stock Market Index Portfolio returned –19.59%, in line with the –19.53% return of its composite index after factoring in the portfolio’s expenses.
•	The portfolio, which invests in Vanguard Variable Insurance Funds Equity Index Portfolio and Vanguard Extended Market Index Fund, provides exposure to every segment, size, and style of the U.S. equity market.
•	The period was a volatile, challenging one for financial markets. Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which increased fears of recession.
•	For the decade ended December 31, 2022, the portfolio recorded an average annual return of 11.92%, in line with its benchmark average of 12.03%.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2022
Total Stock Market Index Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,022.70	$0.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying portfolios' annualized expense figure for that period is 0.13%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Total Stock Market Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Total Stock Market Index Portfolio	-19.59%	8.55%	11.92%	$30,831
S&P Total Market Index	-19.53	8.65	12.03	31,151
See Financial Highlights for dividend and capital gains information.
3

Total Stock Market Index Portfolio
Underlying Vanguard Funds
As of December 31, 2022
Vanguard Variable Insurance Funds—Equity Index Portfolio	84.7%
Vanguard Extended Market Index Fund Admiral Shares	15.3
The table reflects the portfolio's investments, except for short-term investments.
4

Total Stock Market Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	60,363,104	3,062,824
Vanguard Extended Market Index Fund Admiral Shares	5,467,630	551,411
Total Investment Companies (Cost $3,031,058)		3,614,235
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.334% (Cost $344)	3,440	344
Total Investments (100.0%) (Cost $3,031,402)		3,614,579
Other Assets and Liabilities—Net (0.0%)		(1,069)
Net Assets (100%)		3,613,510
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
5

Total Stock Market Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2022

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $3,031,402)	3,614,579
Receivables for Accrued Income	1
Receivables for Capital Shares Issued	1,380
Total Assets	3,615,960
Liabilities
Payables for Investment Securities Purchased	344
Payables for Capital Shares Redeemed	2,106
Total Liabilities	2,450
Net Assets	3,613,510
At December 31, 2022, net assets consisted of:

Paid-in Capital	2,753,427
Total Distributable Earnings (Loss)	860,083
Net Assets	3,613,510

Net Assets
Applicable to 85,434,281 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,613,510
Net Asset Value Per Share	$42.30
See accompanying Notes, which are an integral part of the Financial Statements.
6

Total Stock Market Index Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	47,569
Net Investment Income—Note B	47,569
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	138,071
Affiliated Funds Sold	93,719
Futures Contracts	(150)
Realized Net Gain (Loss)	231,640
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(1,120,049)
Net Increase (Decrease) in Net Assets Resulting from Operations	(840,840)
See accompanying Notes, which are an integral part of the Financial Statements.
7

Total Stock Market Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	47,569	47,571
Realized Net Gain (Loss)	231,640	263,827
Change in Unrealized Appreciation (Depreciation)	(1,120,049)	564,584
Net Increase (Decrease) in Net Assets Resulting from Operations	(840,840)	875,982
Distributions
Total Distributions	(311,453)	(244,651)
Capital Share Transactions
Issued	653,617	443,889
Issued in Lieu of Cash Distributions	311,453	244,651
Redeemed	(453,339)	(528,140)
Net Increase (Decrease) from Capital Share Transactions	511,731	160,400
Total Increase (Decrease)	(640,562)	791,731
Net Assets
Beginning of Period	4,254,072	3,462,341
End of Period	3,613,510	4,254,072
See accompanying Notes, which are an integral part of the Financial Statements.
8

Total Stock Market Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$56.94	$48.56	$42.81	$34.26	$38.26
Investment Operations
Net Investment Income[1]	.587	.640	.678	.694	.603
Capital Gain Distributions Received[1]	1.704	1.599	.684	.789	.494
Net Realized and Unrealized Gain (Loss) on Investments	(12.797)	9.589	6.354	8.792	(2.964)
Total from Investment Operations	(10.506)	11.828	7.716	10.275	(1.867)
Distributions
Dividends from Net Investment Income	(.650)	(.652)	(.671)	(.618)	(.600)
Distributions from Realized Capital Gains	(3.484)	(2.796)	(1.295)	(1.107)	(1.533)
Total Distributions	(4.134)	(3.448)	(1.966)	(1.725)	(2.133)
Net Asset Value, End of Period	$42.30	$56.94	$48.56	$42.81	$34.26
Total Return	-19.59%	25.64%	20.55%	30.75%	-5.34%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,614	$4,254	$3,462	$2,757	$2,047
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	1.28%	1.22%	1.66%	1.79%	1.59%
Portfolio Turnover Rate	6%	7%	13%	4%	5%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Total Stock Market Index Portfolio
Notes to Financial Statements
The Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. The portfolio invests a substantial amount of its assets in VVIF Equity Index Portfolio. The accompanying financial statements of VVIF Equity Index Portfolio should be read in conjunction with the financial statements of the portfolio. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio's investments and portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The portfolio uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2022.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in
10

Total Stock Market Index Portfolio
which the portfolio invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2022, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2022, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The
11

Total Stock Market Index Portfolio
differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	48,115
Undistributed Long-Term Gains	228,791
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	583,177
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	48,973	47,699
Long-Term Capital Gains	262,480	196,952
Total	311,453	244,651
*	Includes short-term capital gains, if any.
As of December 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,031,402
Gross Unrealized Appreciation	690,377
Gross Unrealized Depreciation	(107,200)
Net Unrealized Appreciation (Depreciation)	583,177
E.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2022	2021
	Shares (000)	Shares (000)
Issued	14,371	8,502
Issued in Lieu of Cash Distributions	6,207	5,072
Redeemed	(9,860)	(10,157)
Net Increase (Decrease) in Shares Outstanding	10,718	3,417
At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 40% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might lead to the realization of taxable capital gains.
12

Total Stock Market Index Portfolio
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2022 Market Value ($000)
Vanguard Extended Market Index Fund	713,714	104,216	69,581	27,841	(224,779)	6,118	—	551,411
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	9	—	344
Vanguard Variable Insurance Funds—Equity Index Portfolio	3,542,234	488,666	138,684	65,878	(895,270)	41,442	138,071	3,062,824
Total	4,255,948	592,882	208,265	93,719	(1,120,049)	47,569	138,071	3,614,579
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
13

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Stock Market Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
14

Tax information (unaudited)
For corporate shareholders, 98.3%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $75,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $262,480,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
15

The “S&P Total Market Index” (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P® and S&P 500® are trademarks of S&P; and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Vanguard. The Total Stock Market Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Total Stock Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Total Stock Market Index Portfolio particularly or the ability of the S&P Total Market Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P Total Market Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Total Market Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Total Stock Market Index Portfolio. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of the Total Stock Market Index Portfolio into consideration in determining, composing or calculating the S&P Total Market Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Total Stock Market Index Portfolio or the timing of the issuance or sale of the Total Stock Market Index Portfolio or in the determination or calculation of the equation by which the Total Stock Market Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Total Stock Market Index Portfolio. There is no assurance that investment products based on the S&P Total Market Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P TOTAL MARKET INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TOTAL STOCK MARKET INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P TOTAL MARKET INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
16

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of
IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services
(2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690TSMI 022023

Annual Report  |  December 31, 2022
Vanguard Variable Insurance Funds
Equity Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	Despite some relief in midsummer and late fall, the 12 months ended December 31, 2022, were a volatile, challenging period for financial markets. The Equity Index Portfolio returned –18.23%, in line with the –18.11% return of its benchmark, the Standard & Poor’s 500 Index.
•	Overall, the economic backdrop deteriorated as inflation soared to multidecade highs, driven by government spending during the pandemic as well as higher energy and food prices in the wake of Russia’s invasion of Ukraine. That prompted aggressive tightening by many central banks to bring inflation back in check, which increased fears of recession.
•	Value stocks held up better than their growth counterparts during the period. Among sectors in the benchmark index, steep declines in information technology and consumer discretionary stocks were partly offset by robust gains in energy stocks.
•	For the decade through 2022, the portfolio had an annualized total return of 12.40%, in line with its benchmark.
•	Please note that the portfolio returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-19.13%	7.35%	9.13%
Russell 2000 Index (Small-caps)	-20.44	3.10	4.13
Russell 3000 Index (Broad U.S. market)	-19.21	7.07	8.79
FTSE All-World ex US Index (International)	-15.49	0.61	1.28
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-13.07%	-2.67%	0.06%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.53	-0.77	1.25
FTSE Three-Month U.S. Treasury Bill Index	1.50	0.70	1.24
CPI
Consumer Price Index	6.45%	4.92%	3.78%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2022
Equity Index Portfolio	Beginning Account Value 6/30/2022	Ending Account Value 12/31/2022	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,022.40	$0.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Equity Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2012, Through December 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended December 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Equity Index Portfolio	-18.23%	9.27%	12.40%	$32,196
S&P 500 Index	-18.11	9.42	12.56	32,654
Dow Jones U.S. Total Stock Market Float Adjusted Index	-19.53	8.65	12.03	31,151
See Financial Highlights for dividend and capital gains information.
3

Equity Index Portfolio
Portfolio Allocation
As of December 31, 2022
Communication Services	7.3%
Consumer Discretionary	9.8
Consumer Staples	7.2
Energy	5.2
Financials	11.7
Health Care	15.8
Industrials	8.7
Information Technology	25.7
Materials	2.7
Real Estate	2.7
Utilities	3.2
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
4

Equity Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.4%)
Communication Services (7.2%)
*	Alphabet Inc. Class A	1,403,705	123,849
*	Alphabet Inc. Class C	1,243,382	110,325
*	Meta Platforms Inc. Class A	528,264	63,571
	Verizon Communications Inc.	986,630	38,873
*	Walt Disney Co.	428,269	37,208
	Comcast Corp. Class A	1,013,400	35,439
*	Netflix Inc.	104,544	30,828
	AT&T Inc.	1,674,308	30,824
*	T-Mobile US Inc.	140,300	19,642
	Activision Blizzard Inc.	167,270	12,804
*	Charter Communications Inc. Class A	25,246	8,561
	Electronic Arts Inc.	61,658	7,533
*	Warner Bros Discovery Inc.	519,095	4,921
	Omnicom Group Inc.	47,947	3,911
*	Take-Two Interactive Software Inc.	37,084	3,862
	Interpublic Group of Cos. Inc.	91,284	3,041
*	Match Group Inc.	65,764	2,729
*	Live Nation Entertainment Inc.	33,451	2,333
	Fox Corp. Class A	70,965	2,155
	Paramount Global Class B	118,614	2,002
	News Corp. Class A	90,106	1,640
	Lumen Technologies Inc.	222,938	1,164
	Fox Corp. Class B	33,014	939
*	DISH Network Corp. Class A	58,816	826
	News Corp. Class B	27,360	504
			549,484
Consumer Discretionary (9.7%)
*	Amazon.com Inc.	2,085,067	175,146
*	Tesla Inc.	630,567	77,673
	Home Depot Inc.	240,503	75,965
	McDonald's Corp.	172,060	45,343
	NIKE Inc. Class B	295,949	34,629
	Lowe's Cos. Inc.	145,820	29,053
	Starbucks Corp.	269,661	26,750
	TJX Cos. Inc.	272,771	21,713
*	Booking Holdings Inc.	9,112	18,363
	Target Corp.	108,131	16,116
	Dollar General Corp.	52,994	13,050
*	O'Reilly Automotive Inc.	14,701	12,408
	General Motors Co.	333,802	11,229
*	AutoZone Inc.	4,459	10,997
	Ford Motor Co.	927,935	10,792
	Ross Stores Inc.	81,542	9,465
	Marriott International Inc. Class A	63,218	9,413
*	Chipotle Mexican Grill Inc. Class A	6,514	9,038
	Yum! Brands Inc.	66,191	8,478
	Hilton Worldwide Holdings Inc.	63,573	8,033
*	Dollar Tree Inc.	49,425	6,991
	DR Horton Inc.	73,461	6,548
*	Aptiv plc	63,600	5,923
	Tractor Supply Co.	25,956	5,839
	Genuine Parts Co.	33,133	5,749
*	Ulta Beauty Inc.	12,026	5,641
	Lennar Corp. Class A	58,982	5,338
	eBay Inc.	127,435	5,285
	Darden Restaurants Inc.	28,702	3,970
	Best Buy Co. Inc.	47,095	3,777
		Shares	Market Value• ($000)
*	Las Vegas Sands Corp.	77,254	3,714
*	Etsy Inc.	29,521	3,536
	Garmin Ltd.	36,076	3,329
*	NVR Inc.	706	3,256
	LKQ Corp.	59,695	3,188
*	Expedia Group Inc.	35,395	3,101
	Domino's Pizza Inc.	8,331	2,886
	Pool Corp.	9,191	2,779
*	Royal Caribbean Cruises Ltd.	51,685	2,555
	MGM Resorts International	75,075	2,517
	PulteGroup Inc.	53,347	2,429
*	CarMax Inc.	37,141	2,261
	Bath & Body Works Inc.	53,608	2,259
	BorgWarner Inc.	54,822	2,207
	Tapestry Inc.	56,449	2,150
	VF Corp.	77,648	2,144
*	Caesars Entertainment Inc.	50,460	2,099
	Advance Auto Parts Inc.	14,102	2,073
*	Wynn Resorts Ltd.	24,175	1,994
*	Carnival Corp.	234,450	1,890
	Hasbro Inc.	30,558	1,864
	Whirlpool Corp.	12,832	1,815
*	Mohawk Industries Inc.	12,368	1,264
*	Norwegian Cruise Line Holdings Ltd.	98,815	1,209
	Newell Brands Inc.	88,310	1,155
	Ralph Lauren Corp. Class A	9,631	1,018
	Lennar Corp. Class B	1,025	77
			739,484
Consumer Staples (7.2%)
	Procter & Gamble Co.	556,719	84,376
	PepsiCo Inc.	323,656	58,472
	Coca-Cola Co.	914,335	58,161
	Costco Wholesale Corp.	103,975	47,465
	Walmart Inc.	331,565	47,013
	Philip Morris International Inc.	364,159	36,856
	Mondelez International Inc. Class A	320,733	21,377
	Altria Group Inc.	420,959	19,242
	Colgate-Palmolive Co.	196,202	15,459
	Estee Lauder Cos. Inc. Class A	54,328	13,479
	Archer-Daniels-Midland Co.	129,034	11,981
	General Mills Inc.	139,409	11,689
	Kimberly-Clark Corp.	79,273	10,761
	Sysco Corp.	119,049	9,101
*	Monster Beverage Corp.	89,489	9,086
	Constellation Brands Inc. Class A	38,144	8,840
	Hershey Co.	34,543	7,999
	Kraft Heinz Co.	187,178	7,620
	Keurig Dr Pepper Inc.	199,785	7,124
	Kroger Co.	153,191	6,829
	Walgreens Boots Alliance Inc.	168,450	6,293
	McCormick & Co. Inc. (Non-Voting)	58,859	4,879
	Church & Dwight Co. Inc.	57,283	4,617
	Conagra Brands Inc.	112,506	4,354
	Kellogg Co.	60,145	4,285
	Tyson Foods Inc. Class A	68,063	4,237
	Clorox Co.	28,994	4,069
	J M Smucker Co.	25,065	3,972
	Hormel Foods Corp.	68,118	3,103
	Lamb Weston Holdings Inc.	33,862	3,026
5

Equity Index Portfolio
		Shares	Market Value• ($000)
	Brown-Forman Corp. Class B	42,861	2,815
	Campbell Soup Co.	47,193	2,678
	Molson Coors Beverage Co. Class B	44,053	2,270
			543,528
Energy (5.2%)
	Exxon Mobil Corp.	967,488	106,714
	Chevron Corp.	417,916	75,012
	ConocoPhillips	292,719	34,541
	EOG Resources Inc.	137,979	17,871
	Schlumberger Ltd.	333,133	17,809
	Marathon Petroleum Corp.	110,083	12,813
	Pioneer Natural Resources Co.	55,812	12,747
	Phillips 66	111,017	11,555
	Valero Energy Corp.	90,559	11,488
	Occidental Petroleum Corp.	170,821	10,760
	Devon Energy Corp.	153,592	9,447
	Williams Cos. Inc.	286,132	9,414
	Hess Corp.	65,207	9,248
	Kinder Morgan Inc.	464,837	8,404
	Halliburton Co.	213,398	8,397
	Baker Hughes Co. Class A	235,001	6,940
	ONEOK Inc.	104,890	6,891
	Diamondback Energy Inc.	41,319	5,652
	Coterra Energy Inc.	185,226	4,551
	Marathon Oil Corp.	149,255	4,040
	Targa Resources Corp.	53,257	3,914
	APA Corp.	75,607	3,529
	EQT Corp.	86,346	2,921
			394,658
Financials (11.6%)
*	Berkshire Hathaway Inc. Class B	423,267	130,747
	JPMorgan Chase & Co.	689,091	92,407
	Bank of America Corp.	1,639,688	54,306
	Wells Fargo & Co.	895,196	36,963
	Charles Schwab Corp.	358,333	29,835
	Goldman Sachs Group Inc.	79,547	27,315
	Morgan Stanley	309,685	26,329
	S&P Global Inc.	78,230	26,202
	BlackRock Inc.	35,284	25,003
	Chubb Ltd.	97,515	21,512
	American Express Co.	140,438	20,750
	Citigroup Inc.	455,007	20,580
	Marsh & McLennan Cos. Inc.	116,538	19,285
	Progressive Corp.	137,454	17,829
	PNC Financial Services Group Inc.	94,752	14,965
	Aon plc Class A	48,595	14,585
	CME Group Inc.	84,506	14,211
	US Bancorp	317,639	13,852
	Intercontinental Exchange Inc.	131,215	13,461
	Truist Financial Corp.	311,692	13,412
	MetLife Inc.	154,843	11,206
	American International Group Inc.	174,527	11,037
	Travelers Cos. Inc.	55,055	10,322
	Moody's Corp.	37,010	10,312
	Aflac Inc.	132,930	9,563
	Arthur J Gallagher & Co.	49,537	9,340
	MSCI Inc. Class A	18,788	8,740
	Prudential Financial Inc.	86,463	8,600
	Allstate Corp.	62,322	8,451
	Capital One Financial Corp.	89,704	8,339
	Bank of New York Mellon Corp.	172,895	7,870
	Ameriprise Financial Inc.	25,015	7,789
	State Street Corp.	86,305	6,695
	Discover Financial Services	64,141	6,275
	Willis Towers Watson plc	25,404	6,213
	M&T Bank Corp.	40,522	5,878
	T. Rowe Price Group Inc.	52,461	5,721
	Hartford Financial Services Group Inc.	74,665	5,662
		Shares	Market Value• ($000)
*	Arch Capital Group Ltd.	86,836	5,452
	Fifth Third Bancorp	161,178	5,288
	First Republic Bank	42,956	5,236
	Nasdaq Inc.	79,624	4,885
	Raymond James Financial Inc.	45,414	4,853
	Huntington Bancshares Inc.	338,875	4,778
	Regions Financial Corp.	219,503	4,733
	Citizens Financial Group Inc.	115,502	4,547
	Principal Financial Group Inc.	53,456	4,486
	Northern Trust Corp.	48,993	4,335
	KeyCorp	219,299	3,820
	Cincinnati Financial Corp.	36,941	3,782
	FactSet Research Systems Inc.	8,958	3,594
	Synchrony Financial	105,967	3,482
	W R Berkley Corp.	47,934	3,479
*	SVB Financial Group	13,857	3,189
	Brown & Brown Inc.	55,294	3,150
	Cboe Global Markets Inc.	24,873	3,121
	Everest Re Group Ltd.	9,201	3,048
	Loews Corp.	46,377	2,705
	Globe Life Inc.	21,207	2,557
	MarketAxess Holdings Inc.	8,828	2,462
	Comerica Inc.	30,822	2,060
	Invesco Ltd.	107,121	1,927
	Franklin Resources Inc.	66,976	1,767
	Zions Bancorp NA	35,260	1,733
	Signature Bank	14,854	1,712
	Assurant Inc.	12,428	1,554
	Lincoln National Corp.	36,133	1,110
			880,407
Health Care (15.7%)
	UnitedHealth Group Inc.	219,504	116,377
	Johnson & Johnson	614,221	108,502
	Eli Lilly & Co.	185,275	67,781
	Pfizer Inc.	1,318,723	67,571
	AbbVie Inc.	415,463	67,143
	Merck & Co. Inc.	595,635	66,086
	Thermo Fisher Scientific Inc.	92,137	50,739
	Abbott Laboratories	409,593	44,969
	Danaher Corp.	153,915	40,852
	Bristol-Myers Squibb Co.	499,490	35,938
	Amgen Inc.	125,349	32,922
	Elevance Health Inc.	56,106	28,781
	CVS Health Corp.	308,683	28,766
	Gilead Sciences Inc.	294,653	25,296
	Medtronic plc	312,227	24,266
	Cigna Corp.	71,823	23,798
*	Intuitive Surgical Inc.	83,014	22,028
	Stryker Corp.	79,114	19,343
*	Regeneron Pharmaceuticals Inc.	25,157	18,151
*	Vertex Pharmaceuticals Inc.	60,303	17,414
	Becton Dickinson & Co.	66,989	17,035
	Zoetis Inc. Class A	109,494	16,046
*	Boston Scientific Corp.	336,430	15,567
	Humana Inc.	29,740	15,233
*	Moderna Inc.	77,618	13,942
	McKesson Corp.	33,310	12,495
	HCA Healthcare Inc.	49,810	11,952
*	Centene Corp.	133,024	10,909
*	Edwards Lifesciences Corp.	145,220	10,835
	Agilent Technologies Inc.	69,551	10,408
*	Dexcom Inc.	90,740	10,275
*	Biogen Inc.	33,837	9,370
*	IQVIA Holdings Inc.	43,645	8,942
*	IDEXX Laboratories Inc.	19,452	7,936
*	Mettler-Toledo International Inc.	5,241	7,576
*	Illumina Inc.	36,982	7,478
	ResMed Inc.	34,441	7,168
	AmerisourceBergen Corp.	38,009	6,298

6

Equity Index Portfolio
		Shares	Market Value• ($000)
	Zimmer Biomet Holdings Inc.	49,252	6,280
	Baxter International Inc.	118,330	6,031
	Laboratory Corp. of America Holdings	20,810	4,900
*	Waters Corp.	13,952	4,780
	Cardinal Health Inc.	61,562	4,732
*	Molina Healthcare Inc.	13,719	4,530
*	Hologic Inc.	58,698	4,391
	STERIS plc	23,478	4,336
	Quest Diagnostics Inc.	26,764	4,187
	PerkinElmer Inc.	29,655	4,158
	West Pharmaceutical Services Inc.	17,394	4,094
	Cooper Cos. Inc.	11,600	3,836
*	Align Technology Inc.	17,079	3,602
*	Incyte Corp.	43,423	3,488
	Viatris Inc.	284,299	3,164
	Bio-Techne Corp.	36,806	3,051
	Teleflex Inc.	11,020	2,751
*	Charles River Laboratories International Inc.	11,949	2,604
*	Henry Schein Inc.	31,927	2,550
	Universal Health Services Inc. Class B	15,128	2,131
*	Bio-Rad Laboratories Inc. Class A	5,042	2,120
*	Catalent Inc.	42,146	1,897
	Organon & Co.	59,648	1,666
	DENTSPLY SIRONA Inc.	50,686	1,614
*	DaVita Inc.	12,890	963
			1,194,044
Industrials (8.6%)
	Raytheon Technologies Corp.	345,349	34,853
	Honeywell International Inc.	157,933	33,845
	Union Pacific Corp.	144,429	29,907
	United Parcel Service Inc. Class B	171,421	29,800
	Caterpillar Inc.	122,254	29,287
	Deere & Co.	64,523	27,665
	Lockheed Martin Corp.	54,791	26,655
*	Boeing Co.	131,606	25,070
	General Electric Co.	256,685	21,508
	Northrop Grumman Corp.	33,985	18,543
	3M Co.	129,835	15,570
	CSX Corp.	493,879	15,300
	Eaton Corp. plc	93,418	14,662
	Illinois Tool Works Inc.	65,671	14,467
	Waste Management Inc.	87,755	13,767
	Norfolk Southern Corp.	54,385	13,402
	Emerson Electric Co.	138,890	13,342
	General Dynamics Corp.	52,876	13,119
	Johnson Controls International plc	161,829	10,357
	FedEx Corp.	56,238	9,740
	L3Harris Technologies Inc.	44,755	9,318
	Cintas Corp.	20,279	9,158
	Trane Technologies plc	54,128	9,098
	Parker-Hannifin Corp.	30,173	8,780
	Carrier Global Corp.	196,558	8,108
	PACCAR Inc.	81,732	8,089
	Cummins Inc.	33,144	8,030
	Otis Worldwide Corp.	97,920	7,668
	TransDigm Group Inc.	12,144	7,647
	AMETEK Inc.	53,998	7,545
*	CoStar Group Inc.	95,614	7,389
	Rockwell Automation Inc.	26,973	6,947
	Verisk Analytics Inc. Class A	36,767	6,486
	Fastenal Co.	134,651	6,372
	Republic Services Inc. Class A	48,203	6,218
*	Copart Inc.	100,578	6,124
	Old Dominion Freight Line Inc.	21,264	6,034
	WW Grainger Inc.	10,557	5,872
*	United Rentals Inc.	16,272	5,783
	Equifax Inc.	28,747	5,587
	Fortive Corp.	83,141	5,342
	Ingersoll Rand Inc.	95,093	4,969
		Shares	Market Value• ($000)
*	Delta Air Lines Inc.	150,549	4,947
	Quanta Services Inc.	33,588	4,786
*	Southwest Airlines Co.	139,399	4,694
	Xylem Inc.	42,346	4,682
	Dover Corp.	32,971	4,465
	Westinghouse Air Brake Technologies Corp.	42,728	4,265
	IDEX Corp.	17,735	4,049
	Expeditors International of Washington Inc.	37,400	3,887
	Jacobs Solutions Inc.	29,999	3,602
	Textron Inc.	49,090	3,476
	Howmet Aerospace Inc.	86,460	3,407
	JB Hunt Transport Services Inc.	19,500	3,400
	Leidos Holdings Inc.	32,144	3,381
	Nordson Corp.	12,597	2,995
*	United Airlines Holdings Inc.	76,946	2,901
	Snap-on Inc.	12,453	2,845
	Stanley Black & Decker Inc.	34,835	2,617
	CH Robinson Worldwide Inc.	27,724	2,538
	Masco Corp.	52,863	2,467
	Allegion plc	20,566	2,165
	Huntington Ingalls Industries Inc.	9,367	2,161
	Rollins Inc.	54,366	1,987
*	American Airlines Group Inc.	152,185	1,936
	Robert Half International Inc.	25,488	1,882
	Pentair plc	38,504	1,732
	A O Smith Corp.	29,699	1,700
*	Generac Holdings Inc.	14,958	1,506
*	Alaska Air Group Inc.	29,791	1,279
			653,175
Information Technology (25.6%)
	Apple Inc.	3,512,970	456,439
	Microsoft Corp.	1,751,241	419,983
	NVIDIA Corp.	584,962	85,486
	Visa Inc. Class A	384,104	79,801
	Mastercard Inc. Class A	199,423	69,345
	Broadcom Inc.	95,146	53,199
	Cisco Systems Inc.	964,543	45,951
	Accenture plc Class A	148,019	39,497
*	Adobe Inc.	109,212	36,753
	Texas Instruments Inc.	213,209	35,226
*	Salesforce Inc.	234,913	31,147
	International Business Machines Corp.	212,391	29,924
	Oracle Corp.	361,010	29,509
	QUALCOMM Inc.	263,347	28,952
	Intuit Inc.	66,212	25,771
	Intel Corp.	969,514	25,624
*	Advanced Micro Devices Inc.	378,772	24,533
	Automatic Data Processing Inc.	97,447	23,276
	Analog Devices Inc.	120,825	19,819
	Applied Materials Inc.	202,100	19,681
*	PayPal Holdings Inc.	267,811	19,074
*	ServiceNow Inc.	47,451	18,424
*	Fiserv Inc.	149,165	15,076
	Lam Research Corp.	32,037	13,465
	Micron Technology Inc.	255,393	12,765
	KLA Corp.	33,289	12,551
*	Synopsys Inc.	35,917	11,468
	Roper Technologies Inc.	24,912	10,764
	Amphenol Corp. Class A	139,785	10,643
*	Cadence Design Systems Inc.	64,441	10,352
	Motorola Solutions Inc.	39,281	10,123
	NXP Semiconductors NV	60,888	9,622
*	Autodesk Inc.	50,716	9,477
	Fidelity National Information Services Inc.	139,390	9,458
	Microchip Technology Inc.	129,259	9,080
	Paychex Inc.	75,365	8,709
	TE Connectivity Ltd.	74,741	8,580
*	Enphase Energy Inc.	31,942	8,463
*	Fortinet Inc.	152,431	7,452

7

Equity Index Portfolio
		Shares	Market Value• ($000)
*	Keysight Technologies Inc.	42,035	7,191
*	Arista Networks Inc.	58,200	7,063
	Cognizant Technology Solutions Corp. Class A	120,605	6,897
*	ON Semiconductor Corp.	101,484	6,330
	Global Payments Inc.	63,474	6,304
*	Gartner Inc.	18,549	6,235
	Corning Inc.	178,694	5,708
	CDW Corp.	31,782	5,676
	HP Inc.	207,831	5,584
*	ANSYS Inc.	20,459	4,943
	Hewlett Packard Enterprise Co.	302,228	4,824
*	VeriSign Inc.	21,671	4,452
*	EPAM Systems Inc.	13,512	4,428
*	Teledyne Technologies Inc.	11,015	4,405
*	SolarEdge Technologies Inc.	13,142	3,723
	Broadridge Financial Solutions Inc.	27,660	3,710
	Monolithic Power Systems Inc.	10,485	3,708
*	Paycom Software Inc.	11,430	3,547
*	First Solar Inc.	23,311	3,492
	Skyworks Solutions Inc.	37,688	3,435
	Teradyne Inc.	36,668	3,203
*	FleetCor Technologies Inc.	17,350	3,187
*	Tyler Technologies Inc.	9,760	3,147
*	Akamai Technologies Inc.	36,979	3,117
*	Zebra Technologies Corp. Class A	12,108	3,105
	NetApp Inc.	51,146	3,072
	Jack Henry & Associates Inc.	17,165	3,014
*	PTC Inc.	24,879	2,986
*	Trimble Inc.	57,870	2,926
	Gen Digital Inc.	136,448	2,924
	Juniper Networks Inc.	76,455	2,444
	Seagate Technology Holdings plc	45,241	2,380
*	Western Digital Corp.	74,854	2,362
*	Ceridian HCM Holding Inc.	36,200	2,322
*	Qorvo Inc.	23,739	2,152
*	F5 Inc.	14,014	2,011
*	DXC Technology Co.	54,319	1,439
			1,942,908
Materials (2.7%)
	Linde plc	116,137	37,882
	Air Products and Chemicals Inc.	52,099	16,060
	Sherwin-Williams Co.	55,394	13,147
	Freeport-McMoRan Inc.	335,708	12,757
	Corteva Inc.	167,881	9,868
	Newmont Corp.	186,516	8,804
	Ecolab Inc.	58,231	8,476
	Dow Inc.	165,417	8,335
	DuPont de Nemours Inc.	116,776	8,014
	Nucor Corp.	60,301	7,948
	PPG Industries Inc.	55,268	6,949
	International Flavors & Fragrances Inc.	59,842	6,274
	Albemarle Corp.	27,495	5,963
	Vulcan Materials Co.	31,209	5,465
	LyondellBasell Industries NV Class A	59,695	4,956
	Martin Marietta Materials Inc.	14,579	4,927
	Amcor plc	349,910	4,167
	CF Industries Holdings Inc.	46,111	3,929
	Steel Dynamics Inc.	39,208	3,831
	Ball Corp.	73,848	3,777
	FMC Corp.	29,614	3,696
	Mosaic Co.	80,068	3,513
	Avery Dennison Corp.	19,029	3,444
	International Paper Co.	83,716	2,899
	Packaging Corp. of America	21,785	2,787
	Celanese Corp. Class A	23,401	2,392
	Eastman Chemical Co.	28,088	2,287
		Shares	Market Value• ($000)
	Westrock Co.	59,693	2,099
	Sealed Air Corp.	34,050	1,698
			206,344
Real Estate (2.7%)
	Prologis Inc.	216,845	24,445
	American Tower Corp.	109,373	23,172
	Equinix Inc.	21,738	14,239
	Crown Castle Inc.	101,719	13,797
	Public Storage	37,129	10,403
	Realty Income Corp.	147,314	9,344
	Simon Property Group Inc.	76,815	9,024
	VICI Properties Inc.	226,427	7,336
	Welltower Inc.	111,095	7,282
	SBA Communications Corp. Class A	25,386	7,116
	Digital Realty Trust Inc.	67,469	6,765
*	CBRE Group Inc. Class A	74,180	5,709
	Weyerhaeuser Co.	173,071	5,365
	AvalonBay Communities Inc.	32,843	5,305
	Alexandria Real Estate Equities Inc.	35,062	5,108
	Equity Residential	79,875	4,713
	Extra Space Storage Inc.	31,458	4,630
	Mid-America Apartment Communities Inc.	27,145	4,262
	Ventas Inc.	94,008	4,235
	Invitation Homes Inc.	136,485	4,045
	Iron Mountain Inc.	68,370	3,408
	Essex Property Trust Inc.	15,223	3,226
	Healthpeak Properties Inc.	126,454	3,170
	Kimco Realty Corp.	144,971	3,071
	Camden Property Trust	24,990	2,796
	UDR Inc.	72,011	2,789
	Host Hotels & Resorts Inc.	167,569	2,690
	Boston Properties Inc.	33,552	2,268
	Regency Centers Corp.	36,051	2,253
	Federal Realty Investment Trust	17,136	1,731
	Vornado Realty Trust	37,971	790
			204,487
Utilities (3.2%)
	NextEra Energy Inc.	466,838	39,028
	Duke Energy Corp.	180,905	18,631
	Southern Co.	255,749	18,263
	Dominion Energy Inc.	195,703	12,000
	American Electric Power Co. Inc.	120,692	11,460
	Sempra Energy	73,821	11,408
	Exelon Corp.	233,446	10,092
	Xcel Energy Inc.	128,554	9,013
	Consolidated Edison Inc.	83,406	7,949
	Public Service Enterprise Group Inc.	117,321	7,188
	WEC Energy Group Inc.	74,174	6,955
	Eversource Energy	81,902	6,867
	Constellation Energy Corp.	76,740	6,616
	American Water Works Co. Inc.	42,765	6,518
*	PG&E Corp.	377,930	6,145
	Edison International	89,641	5,703
	Ameren Corp.	60,704	5,398
	Entergy Corp.	47,773	5,374
	FirstEnergy Corp.	127,533	5,349
	DTE Energy Co.	45,495	5,347
	PPL Corp.	172,900	5,052
	AES Corp.	157,010	4,516
	CenterPoint Energy Inc.	147,904	4,436
	CMS Energy Corp.	68,224	4,321
	Atmos Energy Corp.	32,891	3,686
	Evergy Inc.	54,022	3,400
	Alliant Energy Corp.	59,083	3,262
	NiSource Inc.	95,638	2,622
	Pinnacle West Capital Corp.	26,498	2,015

8

Equity Index Portfolio
	Shares	Market Value• ($000)
NRG Energy Inc.	53,942	1,716
		240,330
Total Common Stocks (Cost $4,518,772)		7,548,849
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[1] Vanguard Market Liquidity Fund, 4.334% (Cost $42,922)	429,268	42,922
Total Investments (100.0%) (Cost $4,561,694)		7,591,771
Other Assets and Liabilities—Net (0.0%)		(207)
Net Assets (100%)		7,591,564
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2023	219	42,278	(1,089)
See accompanying Notes, which are an integral part of the Financial Statements.
9

Equity Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2022

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,518,772)	7,548,849
Affiliated Issuers (Cost $42,922)	42,922
Total Investments in Securities	7,591,771
Investment in Vanguard	290
Cash	799
Cash Collateral Pledged—Futures Contracts	2,814
Receivables for Accrued Income	6,704
Receivables for Capital Shares Issued	3,592
Total Assets	7,605,970
Liabilities
Payables for Investment Securities Purchased	12,115
Payables for Capital Shares Redeemed	1,683
Payables to Vanguard	466
Variation Margin Payable—Futures Contracts	142
Total Liabilities	14,406
Net Assets	7,591,564
At December 31, 2022, net assets consisted of:

Paid-in Capital	4,182,305
Total Distributable Earnings (Loss)	3,409,259
Net Assets	7,591,564

Net Assets
Applicable to 149,619,587 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,591,564
Net Asset Value Per Share	$50.74
See accompanying Notes, which are an integral part of the Financial Statements.
10

Equity Index Portfolio
Statement of Operations

Year Ended December 31, 2022
($000)
Investment Income
Income
Dividends[1]	129,892
Interest[2]	564
Securities Lending—Net	19
Total Income	130,475
Expenses
The Vanguard Group—Note B
Investment Advisory Services	770
Management and Administrative	9,807
Marketing and Distribution	426
Custodian Fees	80
Auditing Fees	69
Shareholders’ Reports	100
Trustees’ Fees and Expenses	3
Other Expenses	20
Total Expenses	11,275
Expenses Paid Indirectly	(2)
Net Expenses	11,273
Net Investment Income	119,202
Realized Net Gain (Loss)
Investment Securities Sold[2]	272,286
Futures Contracts	(4,879)
Realized Net Gain (Loss)	267,407
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(2,077,965)
Futures Contracts	(2,163)
Change in Unrealized Appreciation (Depreciation)	(2,080,128)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,693,519)
1	Dividends are net of foreign withholding taxes of $58,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $537,000, ($1,000), less than $1,000, and $4,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Equity Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	119,202	105,618
Realized Net Gain (Loss)	267,407	359,238
Change in Unrealized Appreciation (Depreciation)	(2,080,128)	1,644,218
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,693,519)	2,109,074
Distributions
Total Distributions	(465,299)	(418,079)
Capital Share Transactions
Issued	849,472	711,464
Issued in Lieu of Cash Distributions	465,299	418,079
Redeemed	(918,334)	(1,021,957)
Net Increase (Decrease) from Capital Share Transactions	396,437	107,586
Total Increase (Decrease)	(1,762,381)	1,798,581
Net Assets
Beginning of Period	9,353,945	7,555,364
End of Period	7,591,564	9,353,945
See accompanying Notes, which are an integral part of the Financial Statements.
12

Equity Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$65.47	$53.76	$47.70	$38.03	$41.17
Investment Operations
Net Investment Income[1]	.806	.738	.798	.805	.804
Net Realized and Unrealized Gain (Loss) on Investments	(12.244)	13.978	7.014	10.791	(2.556)
Total from Investment Operations	(11.438)	14.716	7.812	11.596	(1.752)
Distributions
Dividends from Net Investment Income	(.758)	(.754)	(.806)	(.834)	(.703)
Distributions from Realized Capital Gains	(2.534)	(2.252)	(.946)	(1.092)	(.685)
Total Distributions	(3.292)	(3.006)	(1.752)	(1.926)	(1.388)
Net Asset Value, End of Period	$50.74	$65.47	$53.76	$47.70	$38.03
Total Return	-18.23%	28.55%	18.20%	31.30%	-4.51%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,592	$9,354	$7,555	$6,458	$4,934
Ratio of Total Expenses to Average Net Assets	0.14%[2]	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	1.48%	1.25%	1.73%	1.87%	1.94%
Portfolio Turnover Rate	5%	4%	8%	4%	5%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
See accompanying Notes, which are an integral part of the Financial Statements.
13

Equity Index Portfolio
Notes to Financial Statements
The Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the portfolio's investments and portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2022, the portfolio’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of
14

Equity Index Portfolio
prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2022, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2022, the portfolio had contributed to Vanguard capital in the amount of $290,000, representing less than 0.01% of the portfolio’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2022, custodian fee offset arrangements reduced the portfolio’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
15

Equity Index Portfolio
D.  Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2022, 100% of the market value of the portfolio's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	114,176
Undistributed Long-Term Gains	265,458
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	3,029,625
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	114,459	108,293
Long-Term Capital Gains	350,840	309,786
Total	465,299	418,079
*	Includes short-term capital gains, if any.
As of December 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,562,146
Gross Unrealized Appreciation	3,590,593
Gross Unrealized Depreciation	(560,968)
Net Unrealized Appreciation (Depreciation)	3,029,625
F.  During the year ended December 31, 2022, the portfolio purchased $485,618,000 of investment securities and sold $435,228,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2022, such purchases were $41,152,000 and sales were $23,202,000, resulting in net realized gain of $9,248,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
16

Equity Index Portfolio
G.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2022	2021
	Shares (000)	Shares (000)
Issued	15,519	11,966
Issued in Lieu of Cash Distributions	7,787	7,731
Redeemed	(16,568)	(17,343)
Net Increase (Decrease) in Shares Outstanding	6,738	2,354
At December 31, 2022, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 44% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio's expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.  Management has determined that no events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in these financial statements.
17

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
18

Tax information (unaudited)
For corporate shareholders, 100.0%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The portfolio hereby designates $146,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The portfolio distributed $350,840,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
19

The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s®, and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Equity Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Vanguard Equity Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Equity Index Portfolio particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Equity Index Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Equity Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Equity Index Portfolio or the timing of the issuance or sale of Vanguard Equity Index Portfolio or in the determination or calculation of the equation by which Vanguard Equity Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Equity Index Portfolio. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD EQUITY INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
20

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of
IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services
(2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690TSMI 022023

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended December 31, 2022: $514,000
Fiscal Year Ended December 31, 2021: $507,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2022: $10,494,508
Fiscal Year Ended December 31, 2021: $11,244,694

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended December 31, 2022: $2,757,764
Fiscal Year Ended December 31, 2021: $2,955,181

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended December 31, 2022: $5,202,689
Fiscal Year Ended December 31, 2021: $2,047,574

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended December 31, 2022: $298,000
Fiscal Year Ended December 31, 2021: $280,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2022: $5,500,689
Fiscal Year Ended December 31, 2021: $2,327,574

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: February 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: February 17, 2023

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ CHRISTINE BUCHANAN*

CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: February 17, 2023

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 11, 2022 (see File Number 333-11763), Incorporated by Reference.